UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 27 of its series:

Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, Wells Fargo Dynamic Target 2060 Fund, Wells Fargo Core Bond Fund, Wells Fargo Real Return Fund, Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund, Wells Fargo WealthBuilder Moderate Balanced Fund, and Wells Fargo WealthBuilder Equity Fund.

Date of reporting period: May 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

May 31, 2017

Allocation Funds

∎	Wells Fargo Growth Balanced Fund

∎	Wells Fargo Moderate Balanced Fund

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*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/index-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

**	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/core-bond-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of May 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Allocation Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Allocation Funds for the 12-month period that ended May 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 17.47% and 18.24% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.58%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the early part of the reporting period.

The first three weeks of June 2016 brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds.

Globally, stocks delivered positive results in the third quarter of 2016; bond yields remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Allocation Funds	3

president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Stock markets rose again as economies grew in the first five months of 2017.

Stocks rallied globally, supported by global economic growth. In the U.S., unemployment continued to decline, consumer sentiment improved, and inflation inched up. In March, Fed officials raised their short-term target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields also rose modestly. Longer-term Treasury yields were little changed, however, leading to positive performance. Investment-grade corporate bonds and high-yield bonds benefited from strong demand. Non-U.S. bond yields remained within a modest range as well and credit sectors outperformed. Outside the U.S., stocks in both developed and emerging markets benefited from global economic growth and a weaker U.S. dollar. In addition, European stocks advanced as political risk declined with the election of French president Emmanuel Macron, a center-left candidate who supports the European Union.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Growth Balanced Fund1

Investment objective

The Fund seeks total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for the affiliated master portfolios

Analytic Investors, LLC

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, LLC

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Thomas C. Biwer, CFA®

Petros Bocray, CFA®, FRM‡

Aldo Ceccarelli, CFA®

Christian Chan, CFA®

Erik Sens, CFA®

Average annual total returns (%) as of May 31, 2017

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFGBX)	10-14-1998	4.55	9.32	4.12	10.93	10.63	4.73	1.35	1.20
Class C (WFGWX)	10-1-1998	9.10	9.80	3.95	10.10	9.80	3.95	2.10	1.95
Administrator Class (NVGBX)	11-11-1994	–	–	–	11.19	10.90	5.00	1.27	0.95
Growth Balanced Blended Index[4]	–	–	–	–	11.88	10.22	5.84	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	1.58	2.24	4.46	–	–
MSCI EAFE Index (Net)[6]	–	–	–	–	16.44	10.21	1.06	–	–
Russell 1000® Growth Index[7]	–	–	–	–	20.27	15.98	8.77	–	–
Russell 1000® Value Index[8]	–	–	–	–	14.66	14.67	5.15	–	–
Russell 2000® Index[9]	–	–	–	–	20.36	14.04	6.40	–	–
S&P 500 Index[10]	–	–	–	–	17.47	15.42	6.94	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 6.

Performance highlights (unaudited)	Wells Fargo Allocation Funds	5

Wells Fargo Growth Balanced Fund (continued)

Growth of $10,000 investment as of May 31, 2017[11]

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 6.

6	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Growth Balanced Fund (continued)

‡	Mr. Bocray became a portfolio manager of the Fund on October 1, 2016.

[1]	The Fund is a gateway blended fund that invests in multiple affiliated master portfolios of Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.51% in net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	Source: Wells Fargo Funds Management, LLC. The Growth Balanced Blended Index is weighted 35% in the Bloomberg Barclays U.S. Aggregate Bond Index, 16.25% in the Russell 1000® Growth Index, 16.25% in the Russell 1000® Value Index, 16.25% in the S&P 500 Index, 9.75% in the MSCI EAFE Index (Net), and 6.50% in the Russell 2000® Index. You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[8]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[9]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[10]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[11]	The chart compares the performance of Class A shares for the most recent ten years with the Growth Balanced Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index (Net), the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[12]	The MSCI All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[13]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[14]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[15]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. These amounts are subject to change and may have changed since the date specified.

Performance highlights (unaudited)	Wells Fargo Allocation Funds	7

Wells Fargo Growth Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Growth Balanced Blended Index for the 12-month period that ended May 31, 2017.

∎	The Fund’s equity allocation outperformed the fixed income allocation. However, the underlying U.S. and international equity allocations underperformed their respective benchmarks, which contributed to the Fund’s underperformance of its benchmark.

∎	The Fund’s bond investments added value on an absolute basis and outperformed relative to the bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

∎	The tactical asset allocation overlay, a futures overlay, added to performance through the period.

The investment environment remained positive for risk assets throughout the year.

The 12-month period that ended May 31, 2017, saw political changes across the globe. The U.S. economy proceeded on a positive trajectory, producing moderate gross domestic product growth of 2%, a subdued inflation rate of 2%, and unemployment reaching a 16-year low of 4.3%. In June 2016, financial markets recoiled, but only briefly, as the United Kingdom went against expectations and voted to leave the European Union. Against other major currencies, the British pound sterling subsequently experienced a sharp decline (from which it has yet to recover) but the global financial markets quickly moved past the Brexit vote.

In November 2016, the results of the U.S. presidential election also were contrary to expectations. The equity markets briefly recoiled and then resumed a steady march upward. While 2017 began with high hopes for U.S. policy actions that would be friendly to the markets, expectations about the speed and magnitude of these policy actions began to moderate and were adjusted downward. Independent of the turmoil in the political atmosphere, the investment environment remained positive for risk assets throughout the year.

Large-cap U.S. stocks, as represented by the S&P 500 Index, returned 17.47%; small-cap U.S. stocks, as represented by the Russell 2000® Index, returned 20.36%; and international stocks, as represented by the MSCI ACWI ex USA Index (Net)12, posted a gain of 18.24%. High-yield bonds also performed well, returning 13.58%, according to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.13 Based upon the strength witnessed in the U.S. economy, the Federal Reserve (the Fed) increased its targeted range for the federal funds rate twice over the period and investment-grade bonds posted a low but positive return of 1.58%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Ten largest holdings (%) as of May 31, 2017[14]
Berkshire Hathaway Incorporated Class B	1.01
Johnson & Johnson	1.01
JPMorgan Chase & Company	0.96
Apple Incorporated	0.73
Merck & Company Incorporated	0.63
Bank of America Corporation	0.63
Exxon Mobil Corporation	0.63
Cisco Systems Incorporated	0.54
Microsoft Corporation	0.49
FNMA Series 2002-W4 Class A4, 6.25%, 5-25-2042	0.48

The Fund’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative and qualitative factors.

During the period, the portfolio management team added value to the Fund through its tactical asset allocation shifts through futures contracts. After reducing exposure to U.S. Treasuries in June and July 2016, the team unwound the trades through the fourth quarter of 2016 and the first quarter of 2017. In addition to the Treasury shorts, the team made a brief tactical allocation to equities during the presidential election as volatile conditions prevailed, which also added value.

Hedge altered, small-cap overweight maintained.

The team altered its hedged exposure to Japanese equities by switching to unhedged exposure to the yen. The equity allocation added value to the Fund and underperformed the benchmark for the period.

Please see footnotes on page 6.

8	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Growth Balanced Fund (continued)

Neutral target allocation

Current target allocation as of May 31, 2017[15]

Equities appear to have more upside potential than U.S. fixed-income securities.

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest-rate increases may be a headwind for fixed-income markets and we remain aware of duration risk. While U.S. equities appear to be fairly valued, they also appear to have more upside potential than U.S. fixed-income securities because the Fed has indicated a bias to increasing rates.

Internationally, central banks are pursuing accommodative monetary policies that should be supportive of global asset prices. While the decline in commodity prices in recent years had a negative impact on many emerging economies, there appears to be new optimism developing that higher growth rates will return to the emerging markets. As many European multinational companies have significant indirect exposure to emerging markets, Europe also may be poised to take advantage of a rebound; as such, we also are optimistic about expectations for foreign equity markets.

Please see footnotes on page 6.

This page is intentionally left blank.

10	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Moderate Balanced Fund1

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for the affiliated master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, LLC

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Thomas C. Biwer, CFA®

Petros Bocray, CFA®, FRM‡

Aldo Ceccarelli, CFA®

Christian Chan, CFA®

Erik Sens, CFA®

Average annual total returns (%) as of May 31, 2017

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFMAX)	1-30-2004	1.16	6.24	3.77	7.33	7.51	4.39	1.32	1.15
Class C (WFBCX)	1-30-2004	5.56	6.70	3.60	6.56	6.70	3.60	2.07	1.90
Administrator Class (NVMBX)	11-11-1994	–	–	–	7.62	7.76	4.64	1.24	0.90
Moderate Balanced Blended Index[4]	–	–	–	–	7.69	6.84	4.95	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	1.58	2.24	4.46	–	–
Bloomberg Barclays U.S. Short Treasury 9-12 Months Index[6]	–	–	–	–	0.64	0.37	1.22	–	–
MSCI EAFE Index (Net)[7]	–	–	–	–	16.44	10.21	1.06	–	–
Russell 1000® Growth Index[8]	–	–	–	–	20.27	15.98	8.77	–	–
Russell 1000® Value Index[9]	–	–	–	–	14.66	14.67	5.15	–	–
Russell 2000® Index[10]	–	–	–	–	20.36	14.04	6.40	–	–
S&P 500 Index[11]	–	–	–	–	17.47	15.42	6.94	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 12.

Performance highlights (unaudited)	Wells Fargo Allocation Funds	11

Wells Fargo Moderate Balanced Fund (continued)

Growth of $10,000 investment as of May 31, 2017[12]

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 12.

12	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Moderate Balanced Fund (continued)

‡	Mr. Bocray became a portfolio manager of the Fund on October 1, 2016.

[1]	The Fund is a gateway blended fund that invests in multiple affiliated master portfolios of Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.47% in net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Blended Index is weighted 45% in the Bloomberg Barclays U.S. Aggregate Bond Index, 15% in the Bloomberg Barclays U.S. Short Treasury 9-12 Months Index, 10% in the Russell 1000® Growth Index, 10% in the Russell 1000® Value Index, 10% in the S&P 500 Index, 6% in the MSCI EAFE Index (Net), and 4% in the Russell 2000® Index. You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Bloomberg Barclays U.S. Short Treasury 9–12 Months Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon STRIPS. You cannot invest directly in an index.

[7]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[9]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]	The chart compares the performance of Class A shares for the most recent ten years with the Moderate Balanced Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Short Treasury 9–12 Months Index, the MSCI EAFE Index (Net), the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[13]	The MSCI All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[14]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[15]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[16]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. These amounts are subject to change and may have changed since the date specified.

Performance highlights (unaudited)	Wells Fargo Allocation Funds	13

Wells Fargo Moderate Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Moderate Balanced Blended Index for the 12-month period that ended May 31, 2017.

∎	The Fund’s equity allocation outperformed the fixed income allocation. However, the underlying U.S. and international equity allocations underperformed their respective benchmarks, which contributed to the Fund’s underperformance of its benchmark.

∎	The Fund’s bond investments added value on an absolute basis and outperformed relative to the bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 1.58%.

∎	The tactical asset allocation overlay, a futures overlay, added to performance through the period.

The investment environment remained positive for risk assets throughout the year.

The 12-month period that ended May 31, 2017, saw political changes across the globe. The U.S. economy proceeded on a positive trajectory, producing moderate gross domestic product growth of 2%, a subdued inflation rate of 2%, and unemployment reaching a 16-year low of 4.3%. In June 2016, financial markets recoiled, but only briefly, as the United Kingdom went against expectations and voted to leave the European Union. Against other major currencies, the British pound sterling subsequently experienced a sharp decline (from which it has yet to recover) but the global financial markets quickly moved past the Brexit vote.

In November 2016, the results of the U.S. presidential election also were contrary to expectations. The equity markets briefly recoiled and then resumed a steady march upward. While 2017 began with high hopes for U.S. policy actions that would be friendly to the markets, expectations about the speed and magnitude of these policy actions began to moderate and were adjusted downward. Independent of the turmoil in the political atmosphere, the investment environment remained positive for risk assets throughout the year.

Large-cap U.S. stocks, as represented by the S&P 500 Index, returned 17.47%; small-cap U.S. stocks, as represented by the Russell 2000® Index, returned 20.36%; and international stocks, as represented by the MSCI ACWI ex USA Index (Net),13 posted a gain of 18.24%. High-yield bonds also performed well, returning 13.58%, according to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.14 Based upon the strength witnessed in the U.S. economy, the Federal Reserve (the Fed) increased its targeted range for the federal funds rate twice over the period and investment-grade bonds posted a low but positive return of 1.58%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Ten largest holdings (%) as of May 31, 2017[15]
FHLMC Structured Pass-Through Securities Series T-58 Class 4A, 7.50%, 9-25-2043	0.83
Berkshire Hathaway Incorporated Class B	0.58
Johnson & Johnson	0.58
FNMA Series 2002-W4 Class A4, 6.25%, 5-25-2042	0.58
JPMorgan Chase & Company	0.55
U.S. Treasury Bond, 2.88%, 11-15-2046	0.52
FNMA, 3.50%, 9-1-2032	0.49
FHLMC, 3.50%, 4-1-2043	0.44
Apple Incorporated	0.42
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2, 7.00%, 3-25-2043	0.38

The Fund’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative and qualitative factors.

During the period, the portfolio management team added value to the Fund through its tactical asset allocation shifts through futures contracts. After reducing exposure to U.S. Treasuries in June and July 2016, the team unwound the trades through the fourth quarter of 2016 and the first quarter of 2017. In addition to the Treasury shorts, the team made a brief tactical allocation to equities during the presidential election as volatile conditions prevailed, which also added value.

Hedge altered, small-cap overweight maintained.

The team altered its hedged exposure to Japanese equities by switching to unhedged exposure to the yen. The equity allocation added value to the Fund and underperformed the benchmark for the period.

Please see footnotes on page 12.

14	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Moderate Balanced Fund (continued)

Neutral target allocation

Current target allocation as of May 31, 2017[16]

Equities appear to have more upside potential than U.S. fixed-income securities.

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest-rate increases may be a headwind for fixed-income markets, and we remain aware of duration risk. While U.S. equities appear to be fairly valued, they also appear to have more upside potential than U.S. fixed-income securities because the Fed has indicated a bias to increasing rates.

Internationally, central banks are pursuing accommodative monetary policies that should be supportive of global asset prices. While the decline in commodity prices in recent years had a negative impact on many emerging economies, there appears to be new optimism developing that higher growth rates will return to the emerging markets. As many European multinational companies have significant indirect exposure to emerging markets, Europe also may be poised to take advantage of a rebound; as such, we also are optimistic about expectations for foreign equity markets.

Please see footnotes on page 12.

Fund expenses (unaudited)	Wells Fargo Allocation Funds	15

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2016 to May 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Growth Balanced Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,079.38	$6.22	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Class C
Actual	$1,000.00	$1,075.40	$10.09	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Administrator Class
Actual	$1,000.00	$1,080.80	$4.93	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Wells Fargo Moderate Balanced Fund
Class A
Actual	$1,000.00	$1,055.52	$5.89	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class C
Actual	$1,000.00	$1,051.76	$9.72	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Administrator Class
Actual	$1,000.00	$1,057.10	$4.62	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

16	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

GROWTH BALANCED FUND

Security name				Value

Investment Companies: 100.00%

Affiliated Master Portfolios: 100.00%
Wells Fargo C&B Large Cap Value Portfolio				$13,318,538
Wells Fargo Core Bond Portfolio				17,026,048
Wells Fargo Diversified Large Cap Growth Portfolio				40,345,969
Wells Fargo Emerging Growth Portfolio				3,966,135
Wells Fargo Index Portfolio				40,094,431
Wells Fargo International Growth Portfolio				12,172,405
Wells Fargo International Value Portfolio				12,059,814
Wells Fargo Large Company Value Portfolio				25,991,364
Wells Fargo Managed Fixed Income Portfolio				59,612,043
Wells Fargo Real Return Portfolio				8,497,408
Wells Fargo Small Company Growth Portfolio				3,898,182
Wells Fargo Small Company Value Portfolio				7,680,028

Total Investment Companies (Cost $214,960,290)				244,662,365

	Yield	Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$219,000	218,906

Total Short-Term Investments (Cost $218,906)				218,906

Total investments in securities (Cost $215,179,196) *	100.09%	244,881,271
Other assets and liabilities, net	(0.09)	(212,150)

Total net assets	100.00%	$244,669,121

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $215,587,088 and unrealized gains (losses) consists of:

Gross unrealized gains	$29,294,183
Gross unrealized losses	0

Net unrealized gains	$29,294,183

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	17

MODERATE BALANCED FUND

Security name				Value

Investment Companies: 102.71%

Affiliated Master Portfolios: 102.71%
Wells Fargo C&B Large Cap Value Portfolio				$5,577,013
Wells Fargo Core Bond Portfolio				14,954,476
Wells Fargo Diversified Large Cap Growth Portfolio				16,681,881
Wells Fargo Emerging Growth Portfolio				1,661,060
Wells Fargo Index Portfolio				16,689,762
Wells Fargo International Growth Portfolio				5,014,071
Wells Fargo International Value Portfolio				5,011,635
Wells Fargo Large Company Value Portfolio				10,927,441
Wells Fargo Managed Fixed Income Portfolio				52,345,929
Wells Fargo Real Return Portfolio				7,467,650
Wells Fargo Small Company Growth Portfolio				1,637,520
Wells Fargo Small Company Value Portfolio				3,227,891
Wells Fargo Stable Income Portfolio				24,872,004

Total Investment Companies (Cost $152,898,033)				166,068,333

	Yield	Maturity date	Principal
Short-Term Investments: 0.10%

U.S. Treasury Securities: 0.10%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$164,000	163,930

Total Short-Term Investments (Cost $163,930)				163,930

Total investments in securities (Cost $153,061,963) *	102.81%	166,232,263
Other assets and liabilities, net	(2.81)	(4,537,850)

Total net assets	100.00%	$161,694,413

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $151,985,818 and unrealized gains (losses) consists of:

Gross unrealized gains	$14,246,445
Gross unrealized losses	0

Net unrealized gains	$14,246,445

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Allocation Funds	Statements of assets and liabilities—May 31, 2017

	Growth Balanced Fund	Moderate Balanced Fund

Assets
Investments
In affiliated Master Portfolios, at value (see cost below)	$244,662,365	$166,068,333
In unaffiliated securities, at value (see cost below)	218,906	163,930

Total investments, at value (see cost below)	244,881,271	166,232,263
Receivable for Fund shares sold	94,110	151,859
Prepaid expenses and other assets	25,892	18,832

Total assets	245,001,273	166,402,954

Liabilities
Payable for Fund shares redeemed	149,222	4,572,064
Payable for daily variation margin on open futures contracts	20,531	13,922
Management fee payable	12,875	2,083
Distribution fees payable	10,660	8,070
Administration fees payable	32,468	22,524
Shareholder report expenses payable	31,985	27,605
Shareholder servicing fees payable	51,742	35,989
Accrued expenses and other liabilities	22,669	26,284

Total liabilities	332,152	4,708,541

Total net assets	$244,669,121	$161,694,413

NET ASSETS CONSIST OF
Paid-in capital	295,091,832	140,041,046
Undistributed net investment income	2,606,513	968,561
Accumulated net realized gains (losses) on investments	(82,669,539)	7,556,446
Net unrealized gains on investments	29,640,315	13,128,360

Total net assets	$244,669,121	$161,694,413

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$65,513,525	$36,679,399
Shares outstanding – Class A1	1,492,046	1,562,631
Net asset value per share – Class A	$43.91	$23.47
Maximum offering price per share – Class A2	$46.59	$24.90
Net assets – Class C	$16,462,796	$12,180,148
Shares outstanding – Class C1	431,610	530,243
Net asset value per share – Class C	$38.14	$22.97
Net assets – Administrator Class	$162,692,800	$112,834,866
Shares outstanding – Administrator Class[1]	4,148,094	4,765,149
Net asset value per share – Administrator Class	$39.22	$23.68

Investments in affiliated Master Portfolios, at cost	$214,960,290	$152,898,033

Investments in unaffiliated securities, at cost	$218,906	$163,930

Total investments, at cost	$215,179,196	$153,061,963

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2017	Wells Fargo Allocation Funds	19

	Growth Balanced Fund	Moderate Balanced Fund

Investment income
Dividends allocated from affiliated Master Portfolios*	$2,983,144	$1,429,553
Interest allocated from affiliated Master Portfolios**	2,615,433	3,117,003
Securities lending income allocated from affiliated Master Portfolios	64,747	35,531
Other income and other income allocated from affiliated Master Portfolios	3,258	1,807
Interest	536	417
Expenses allocated from affiliated Master Portfolios	(1,376,876)	(1,049,477)
Waivers allocated from affiliated Master Portfolios	133,832	167,393

Total investment income	4,424,074	3,702,227

Expenses
Management fee	741,806	573,987
Administration fees
Class A	135,955	76,804
Class B	177 [1]	123 [1]
Class C	34,201	27,678
Administrator Class	216,004	183,972
Shareholder servicing fees
Class A	161,851	91,433
Class B	211 [1]	146 [1]
Class C	40,716	32,950
Administrator Class	415,040	352,636
Distribution fees
Class B	633 [1]	439 [1]
Class C	122,148	98,849
Custody and accounting fees	10,740	9,022
Professional fees	27,057	31,277
Registration fees	67,010	61,338
Shareholder report expenses	68,565	65,718
Trustees’ fees and expenses	17,407	17,327
Other fees and expenses	10,071	9,775

Total expenses	2,069,592	1,633,474
Less: Fee waivers and/or expense reimbursements	(638,023)	(569,781)

Net expenses	1,431,569	1,063,693

Net investment income	2,992,505	2,638,534

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	18,441,846	8,954,995
Unaffiliated securities	(7)	(5)
Futures transactions	337,186	262,104

Net realized gains on investments	18,779,025	9,217,094

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	3,633,528	1,944,976
Futures transactions	(31,485)	(18,603)

Net change in unrealized gains (losses) on investments	3,602,043	1,926,373

Net realized and unrealized gains (losses) on investments	22,381,068	11,143,467

Net increase in net assets resulting from operations	$25,373,573	$13,782,001

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$103,256	$48,535
** Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$231	$236

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Allocation Funds	Statements of changes in net assets

	Growth Balanced Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment income		$2,992,505		$3,105,608
Net realized gains on investments		18,779,025		5,629,076
Net change in unrealized gains (losses) on investments		3,602,043		(11,392,210)

Net increase (decrease) in net assets resulting from operations		25,373,573		(2,657,526)

Distributions to shareholders from
Net investment income
Class A		(650,066)		(542,593)
Class C		(82,182)		(61,467)
Administrator Class		(2,218,341)		(2,115,400)

Total distributions to shareholders		(2,950,589)		(2,719,460)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	154,889	6,449,788	302,429	11,925,156
Class B	239 [1]	8,516 [1]	6,666	229,343
Class C	48,058	1,749,447	129,397	4,455,113
Administrator Class	485,500	17,988,856	668,947	23,470,005

		26,196,607		40,079,617

Reinvestment of distributions
Class A	15,531	638,919	13,763	533,044
Class C	2,062	73,918	1,662	56,244
Administrator Class	60,273	2,212,614	60,923	2,108,567

		2,925,451		2,697,855

Payment for shares redeemed
Class A	(325,344)	(13,483,389)	(243,456)	(9,569,788)
Class B	(4,925)[1]	(180,325)[1]	(6,490)	(227,822)
Class C	(84,404)	(3,075,798)	(67,904)	(2,314,573)
Administrator Class	(1,309,041)	(48,109,721)	(809,000)	(28,424,055)

		(64,849,233)		(40,536,238)

Net increase (decrease) in net assets resulting from capital share transactions		(35,727,175)		2,241,234

Total decrease in net assets		(13,304,191)		(3,135,752)

Net assets
Beginning of period		257,973,312		261,109,064

End of period		$244,669,121		$257,973,312

Undistributed net investment income		$2,606,513		$2,724,712

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	21

	Moderate Balanced Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment income		$2,638,534		$2,606,971
Net realized gains on investments		9,217,094		3,030,846
Net change in unrealized gains (losses) on investments		1,926,373		(4,259,791)

Net increase in net assets resulting from operations		13,782,001		1,378,026

Distributions to shareholders from
Net investment income
Class A		(472,471)		(297,818)
Class B		0 [1]		(182)
Class C		(83,270)		(67,037)
Administrator Class		(2,075,168)		(2,056,183)
Net realized gains
Class A		(582,563)		(935,192)
Class B		0 [1]		(5,343)
Class C		(220,287)		(325,466)
Administrator Class		(2,170,812)		(5,453,616)

Total distributions to shareholders		(5,604,571)		(9,140,837)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	444,182	10,158,763	1,014,195	22,691,852
Class B	0 [1]	0 [1]	5,573	125,768
Class C	146,228	3,273,726	408,018	8,992,522
Administrator Class	981,319	22,650,129	1,214,117	27,655,326

		36,082,618		59,465,468

Reinvestment of distributions
Class A	43,981	992,139	53,460	1,186,272
Class B	0 [1]	0 [1]	203	4,571
Class C	11,795	260,860	15,738	342,627
Administrator Class	184,642	4,200,152	327,107	7,317,656

		5,453,151		8,851,126

Payment for shares redeemed
Class A	(524,653)	(12,023,431)	(350,307)	(7,888,089)
Class B	(6,694)[1]	(155,293)[1]	(7,820)	(179,801)
Class C	(194,662)	(4,375,549)	(117,584)	(2,583,589)
Administrator Class	(3,313,693)	(77,026,581)	(1,089,111)	(24,830,085)

		(93,580,854)		(35,481,564)

Net increase (decrease) in net assets resulting from capital share transactions		(52,045,085)		32,835,030

Total increase (decrease) in net assets		(43,867,655)		25,072,219

Net assets
Beginning of period		205,562,068		180,489,849

End of period		$161,694,413		$205,562,068

Undistributed net investment income		$968,561		$1,036,706

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Allocation Funds	Financial highlights

Growth Balanced Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2017	$39.99	0.41		3.93	(0.42)	$43.91
Year ended May 31, 2016	$40.80	0.46		(0.94)	(0.33)	$39.99
Year ended May 31, 2015	$37.96	0.36		2.65	(0.17)	$40.80
Year ended May 31, 2014	$33.35	0.35		4.60	(0.34)	$37.96
Year ended May 31, 2013	$27.77	0.32		5.70	(0.44)	$33.35
Class C
Year ended May 31, 2017	$34.82	0.13	[4]	3.38	(0.19)	$38.14
Year ended May 31, 2016	$35.63	0.12	[4]	(0.79)	(0.14)	$34.82
Year ended May 31, 2015	$33.33	0.08	[4]	2.30	(0.08)	$35.63
Year ended May 31, 2014	$29.38	0.10	[4]	4.00	(0.15)	$33.33
Year ended May 31, 2013	$24.52	0.13	[4]	4.98	(0.25)	$29.38
Administrator Class
Year ended May 31, 2017	$35.78	0.50	[4]	3.47	(0.53)	$39.22
Year ended May 31, 2016	$36.54	0.49		(0.82)	(0.43)	$35.78
Year ended May 31, 2015	$33.98	0.45		2.32	(0.21)	$36.54
Year ended May 31, 2014	$29.89	0.41	[4]	4.10	(0.42)	$33.98
Year ended May 31, 2013	$24.93	0.65	[4]	4.82	(0.51)	$29.89

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended May 31
	2017	2016	2015	2014	2013
Class A	0.50%	0.51%	0.51%	0.51%	0.50%
Class C	0.50	0.50	0.51	0.51	0.50
Administrator Class	0.50	0.50	0.51	0.51	0.50

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Allocation Funds	23

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.10%	1.34%	1.20%	10.93%	114%	$65,514
1.10%	1.35%	1.20%	(1.14)%	79%	$65,866
0.97%	1.40%	1.20%	7.94%	75%	$64,223
1.05%	1.39%	1.20%	14.87%	77%	$61,117
1.23%	1.39%	1.20%	21.85%	80%	$55,777

0.35%	2.09%	1.95%	10.10%	114%	$16,463
0.36%	2.10%	1.95%	(1.88)%	79%	$16,225
0.22%	2.15%	1.95%	7.13%	75%	$14,349
0.31%	2.14%	1.95%	13.99%	77%	$12,637
0.48%	2.14%	1.95%	20.97%	80%	$9,326

1.34%	1.26%	0.95%	11.19%	114%	$162,693
1.35%	1.27%	0.95%	(0.86)%	79%	$175,715
1.22%	1.24%	0.95%	8.16%	75%	$182,373
1.29%	1.23%	0.95%	15.16%	77%	$175,094
1.47%	1.22%	0.95%	22.18%	80%	$175,142

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Allocation Funds	Financial highlights

Moderate Balanced Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$22.51	0.28		1.34	(0.29)	(0.37)	$23.47
Year ended May 31, 2016	$23.57	0.28	[4]	(0.23)	(0.26)	(0.85)	$22.51
Year ended May 31, 2015	$23.19	0.32		1.01	(0.44)	(0.51)	$23.57
Year ended May 31, 2014	$21.21	0.29	[4]	1.82	(0.13)	0.00	$23.19
Year ended May 31, 2013	$18.84	0.21		2.50	(0.34)	0.00	$21.21
Class C
Year ended May 31, 2017	$22.05	0.11	[4]	1.32	(0.14)	(0.37)	$22.97
Year ended May 31, 2016	$23.18	0.11	[4]	(0.23)	(0.16)	(0.85)	$22.05
Year ended May 31, 2015	$22.79	0.09	[4]	1.04	(0.23)	(0.51)	$23.18
Year ended May 31, 2014	$20.96	0.12	[4]	1.80	(0.09)	0.00	$22.79
Year ended May 31, 2013	$18.63	0.11		2.42	(0.20)	0.00	$20.96
Administrator Class
Year ended May 31, 2017	$22.70	0.35	[4]	1.35	(0.35)	(0.37)	$23.68
Year ended May 31, 2016	$23.75	0.32		(0.21)	(0.31)	(0.85)	$22.70
Year ended May 31, 2015	$23.38	0.33	[4]	1.07	(0.52)	(0.51)	$23.75
Year ended May 31, 2014	$21.36	0.38		1.79	(0.15)	0.00	$23.38
Year ended May 31, 2013	$18.96	0.41		2.38	(0.39)	0.00	$21.36

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended May 31
	2017	2016	2015	2014	2013
Class A	0.46%	0.47%	0.47%	0.46%	0.46%
Class C	0.46	0.47	0.47	0.46	0.46
Administrator Class	0.46	0.47	0.47	0.46	0.46

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Allocation Funds	25

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.25%	1.32%	1.15%	7.33%	114%	$36,679
1.26%	1.32%	1.15%	0.34%	87%	$35,993
1.14%	1.36%	1.15%	5.87%	84%	$20,782
1.29%	1.36%	1.15%	9.94%	89%	$18,169
1.41%	1.36%	1.15%	14.57%	86%	$10,344

0.50%	2.07%	1.90%	6.56%	114%	$12,180
0.51%	2.07%	1.90%	(0.44)%	87%	$12,501
0.40%	2.11%	1.90%	5.06%	84%	$6,042
0.54%	2.11%	1.90%	9.15%	89%	$4,469
0.66%	2.11%	1.90%	13.65%	86%	$2,576

1.49%	1.24%	0.90%	7.62%	114%	$112,835
1.48%	1.23%	0.90%	0.59%	87%	$156,915
1.39%	1.20%	0.90%	6.13%	84%	$153,457
1.52%	1.20%	0.90%	10.18%	89%	$144,248
1.66%	1.20%	0.90%	14.81%	86%	$146,729

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Allocation Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Growth Balanced Fund (“Growth Balanced Fund”) and Wells Fargo Moderate Balanced Fund (“Moderate Balanced Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares of each Fund were converted to Class A shares and are no longer offered by the Funds. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

Each Fund seeks to achieve its investment objective by investing in multiple diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended May 31, 2017 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2017, the Funds own the following percentages of the affiliated Master Portfolios:

	Growth Balanced Fund		Moderate Balanced Fund
Wells Fargo C&B Large Cap Value Portfolio	4%		2%
Wells Fargo Core Bond Portfolio	0	*	0	*
Wells Fargo Diversified Large Cap Growth Portfolio	38		16
Wells Fargo Emerging Growth Portfolio	1		0	*
Wells Fargo Index Portfolio	2		1
Wells Fargo International Growth Portfolio	9		4
Wells Fargo International Value Portfolio	2		1
Wells Fargo Large Company Value Portfolio	37		15
Wells Fargo Managed Fixed Income Portfolio	53		47
Wells Fargo Real Return Portfolio	9		8
Wells Fargo Small Company Growth Portfolio	0	*	0	*
Wells Fargo Small Company Value Portfolio	4		2
Wells Fargo Stable Income Portfolio	N/A		100

*	The amount owned is less than 1%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Notes to financial statements	Wells Fargo Allocation Funds	27

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Fund may enter into futures contracts and may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each Fund and each affiliated Master Portfolio. Realized gains or losses in each Fund and each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each Fund and affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

28	Wells Fargo Allocation Funds	Notes to financial statements

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Funds’ fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Funds’ fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed net investment income	Accumulated net realized gains (losses) on investments
Growth Balanced Fund	$(37,757,786)	$(160,115)	$37,917,901
Moderate Balanced Fund	71,155	(75,770)	4,615

As of May 31, 2017, Growth Balanced Fund had capital loss carryforwards that are available to offset future net realized capital gains in the amount of $82,578,227 which expires in 2018.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Allocation Funds	29

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2017:

Growth Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$218,906	$0	$0	$218,906
Investments measured at net asset value*				244,662,365
Total assets	$218,906	$0	$0	$244,881,271
Liabilities
Futures contracts	$20,531	$0	$0	$20,531
Total liabilities	$20,531	$0	$0	$20,531

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in aggregated affiliated Master Portfolios valued at $244,662,365 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Moderate Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$163,930	$0	$0	$163,930
Investments measured at net asset value*				166,068,333
Total assets	$163,930	$0	$0	$166,232,263
Liabilities
Futures contracts	$13,922	$0	$0	$13,922
Total liabilities	$13,922	$0	$0	$13,922

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in aggregated affiliated Master Portfolios valued at $166,068,333 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Funds at that date. All other assets and liabilities are reported at their market value at measurement date.

The Funds recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2017, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

30	Wells Fargo Allocation Funds	Notes to financial statements

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Managed Fixed Income Portfolio	Seeks consistent fixed-income returns
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Stable Income Portfolio	Seeks current income consistent with capital preservation

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser, providing fund-level administrative services in connection with each Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.30% and declining to 0.22% as the average daily net assets of each Fund increase. For the year ended May 31, 2017, the management fee was equivalent to an annual rate of 0.30% of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of each Fund increase.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Funds, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class	0.13

Notes to financial statements	Wells Fargo Allocation Funds	31

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class C	Administrator Class
Growth Balanced Fund	1.20%	1.95%	0.95%
Moderate Balanced Fund	1.15	1.90	0.90

Net expenses from affiliated Master Portfolios are included in the expense caps. After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended May 31, 2017, State Street Bank and Trust Company, the Funds’ custodian, reimbursed the Funds for certain out-of-pocket expenses that were billed to the Funds in error from 1998-2015. These amounts are included in other income and other income allocated from affiliated Master Portfolios on the Statements of Operations. In addition, Funds Management was also reimbursed for waivers/reimbursements it made to the Funds during the period the Funds was erroneously billed. The amounts were as follows:

	Amount reimbursed to the Fund	Amount reimbursed to Funds Management
Growth Balanced Fund	$224	$3,339
Moderate Balanced Fund	179	2,917

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended May 31, 2017, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges. No contingent deferred sales charges were incurred by Class B shares for the year ended May 31, 2017.

	Front-end sales charges	Contingent deferred sales charges
	Class A	Class C
Growth Balanced Fund	$10,608	$101
Moderate Balanced Fund	5,747	42

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of each applicable Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

32	Wells Fargo Allocation Funds	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2017 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Growth Balanced Fund	$103,500,490	$197,061,018	$98,412,418	$220,637,607
Moderate Balanced Fund	95,527,741	113,797,464	93,134,626	119,386,998

*	The Funds seek to achieve their investment objective by investing in multiple affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Funds invest are actual purchases and sale of those securities.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2017, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2017, the Funds had short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2017	Unrealized losses
Growth Balanced Fund	9-20-2017	Goldman Sachs	146 Short	10-Year U.S. Treasury Notes	$18,439,344	$(61,760)
Moderate Balanced Fund	9-20-2017	Goldman Sachs	99 Short	10-Year U.S. Treasury Notes	12,503,391	(41,940)

Growth Balanced Fund and Moderate Balanced Fund had average notional amounts of $12,846,578 and $9,939,971, respectively, in short futures contracts during the year ended May 31, 2017.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of May 31, 2017 was as follows for Growth Balanced Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate risk	Receivable for daily variation margin on open futures contracts	$0	*	Payable for daily variation margin on open futures contracts	$20,531	*

*	Only the current day’s variation margin as of May 31, 2017 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2017 was as follows for Growth Balanced Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate risk	$175,973	$(31,485)
Equity risk	161,213	0
	$337,186	$(31,485)

Notes to financial statements	Wells Fargo Allocation Funds	33

The fair value of derivative instruments as of May 31, 2017 was as follows for Moderate Balanced Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate risk	Receivable for daily variation margin on open futures contracts	$0	*	Payable for daily variation margin on open futures contracts	$13,922	*

*	Only the current day’s variation margin as of May 31, 2017 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2017 was as follows for Moderate Balanced Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate risk	$134,831	$(18,063)
Equity risk	127,273	0
	$262,104	$(18,603)

For certain types of derivative transactions, the Funds have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Funds to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Funds under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between each Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount
Growth Balanced Fund	Futures – variation margin	Goldman Sachs	$20,531	$0	$(20,531)	$0
Moderate Balanced Fund	Futures – variation margin	Goldman Sachs	13,922	0	(13,922)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the annual revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended May 31, 2017, there were no borrowings by the Funds under the agreement.

34	Wells Fargo Allocation Funds	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2017 and May 31, 2016 were as follows:

	Ordinary income		Long-term capital gain
	2017	2016	2017	2016
Growth Balanced Fund	$2,950,589	$2,719,460	$0	$0
Moderate Balanced Fund	3,239,278	2,856,780	2,365,293	6,284,057

As of May 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
Growth Balanced Fund	$2,861,333	$0	$29,294,183	$(82,578,227)
Moderate Balanced Fund	1,601,549	5,805,373	14,246,445	0

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in each Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Allocation Funds	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Growth Balanced Fund and Wells Fargo Moderate Balanced Fund (collectively the “Funds”), two of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2017, by correspondence with the custodian and brokers, transfer agent, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2017, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

36	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.33%

Consumer Discretionary: 15.10%

Hotels, Restaurants & Leisure: 2.92%
Brinker International Incorporated «	82,700	$3,244,321
Carnival Corporation	115,400	7,393,678

		10,637,999

Household Durables: 2.31%
Whirlpool Corporation	45,200	8,386,408

Media: 4.84%
Omnicom Group Incorporated	109,500	9,167,340
Twenty-First Century Fox Incorporated Class A	311,000	8,434,320

		17,601,660

Textiles, Apparel & Luxury Goods: 5.03%
Gildan Activewear Incorporated	372,100	10,768,574
HanesBrands Incorporated «	364,900	7,535,185

		18,303,759

Consumer Staples: 5.77%

Beverages: 1.99%
Diageo plc ADR	59,420	7,244,486

Personal Products: 2.04%
Unilever NV ADR «	131,040	7,440,451

Tobacco: 1.74%
Philip Morris International	52,700	6,313,460

Energy: 6.13%

Energy Equipment & Services: 1.46%
Schlumberger Limited	76,300	5,309,717

Oil, Gas & Consumable Fuels: 4.67%
Chevron Corporation	31,500	3,259,620
Exxon Mobil Corporation	97,900	7,880,950
World Fuel Services Corporation	165,000	5,831,100

		16,971,670

Financials: 26.53%

Banks: 5.92%
Bank of America Corporation	216,400	4,849,524
JPMorgan Chase & Company	121,300	9,964,795
PNC Financial Services Group Incorporated	56,600	6,718,420

		21,532,739

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	37

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Capital Markets: 6.86%
Brookfield Asset Management Incorporated Class A «	203,700	$7,714,119
Intercontinental Exchange Incorporated	121,800	7,331,142
State Street Corporation	122,000	9,938,120

		24,983,381

Consumer Finance: 1.49%
Synchrony Financial	201,900	5,421,015

Diversified Financial Services: 1.90%
Berkshire Hathaway Incorporated Class B †	41,800	6,908,704

Insurance: 10.36%
Chubb Limited	64,500	9,235,755
FNF Group	265,400	11,308,694
RenaissanceRe Holdings Limited	49,800	7,114,428
The Progressive Corporation	236,100	10,017,723
Trisura Group Limited †(a)	1,198	18,299

		37,694,899

Health Care: 14.88%

Health Care Equipment & Supplies: 4.64%
Abbott Laboratories	227,300	10,378,518
Becton Dickinson & Company	34,300	6,490,589

		16,869,107

Health Care Providers & Services: 6.52%
Cardinal Health Incorporated	90,100	6,693,529
Laboratory Corporation of America Holdings †	76,300	10,605,700
UnitedHealth Group Incorporated	36,800	6,446,624

		23,745,853

Pharmaceuticals: 3.72%
Allergan plc	36,300	8,122,125
Johnson & Johnson	42,200	5,412,150

		13,534,275

Industrials: 13.08%

Aerospace & Defense: 2.29%
Rockwell Collins Incorporated	76,500	8,342,325

Air Freight & Logistics: 1.70%
United Parcel Service Incorporated Class B	58,500	6,199,245

Electrical Equipment: 4.12%
AMETEK Incorporated	126,800	7,737,336
Eaton Corporation plc	93,600	7,242,768

		14,980,104

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Industrial Conglomerates: 1.01%
3M Company		18,000	$3,680,460

Machinery: 1.11%
Parker-Hannifin Corporation		25,700	4,046,979

Trading Companies & Distributors: 2.85%
AerCap Holdings NV †		235,200	10,353,504

Information Technology: 5.27%

Electronic Equipment, Instruments & Components: 1.05%
TE Connectivity Limited		48,700	3,839,995

IT Services: 3.56%
Accenture plc Class A		30,600	3,808,782
Alliance Data Systems Corporation		23,400	5,642,442
The Western Union Company		184,600	3,511,092

			12,962,316

Semiconductors & Semiconductor Equipment: 0.66%
Analog Devices Incorporated		27,805	2,384,557

Materials: 6.79%

Chemicals: 2.45%
Axalta Coating Systems Limited †		284,200	8,895,460

Containers & Packaging: 4.34%
Ball Corporation		183,000	7,484,700
Crown Holdings Incorporated †		143,900	8,308,786

			15,793,486

Real Estate: 1.78%

Real Estate Management & Development: 1.78%
CBRE Group Incorporated Class A †		185,600	6,473,728

Total Common Stocks (Cost $256,822,711)			346,851,742

	Yield
Short-Term Investments: 10.06%

Investment Companies: 10.06%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	24,100,596	24,103,006
Wells Fargo Government Money Market Select Class (l)(u)	0.71	12,499,686	12,499,686

Total Short-Term Investments (Cost $36,602,641)			36,602,692

Total investments in securities (Cost $293,425,352) *	105.39%	383,454,434
Other assets and liabilities, net	(5.39)	(19,601,054)

Total net assets	100.00%	$363,853,380

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	39

C&B LARGE CAP VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $298,983,965 and unrealized gains (losses) consists of:

Gross unrealized gains	$93,470,378
Gross unrealized losses	(8,999,909)

Net unrealized gains	$84,470,469

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 99.09%

Consumer Discretionary: 16.65%

Auto Components: 0.71%
Lear Corporation	5,051	$752,801

Automobiles: 0.57%
General Motors Company	17,849	605,617

Hotels, Restaurants & Leisure: 1.32%
Marriott International Incorporated Class A	2,630	283,120
Royal Caribbean Cruises Limited	1,710	188,408
Starbucks Corporation	14,598	928,579
		1,400,107

Internet & Direct Marketing Retail: 5.22%
Amazon.com Incorporated †	4,390	4,366,382
Netflix Incorporated †	2,180	355,493
The Priceline Group Incorporated †	440	825,920
		5,547,795

Leisure Products: 0.18%
The Brunswick Corporation	3,420	188,989

Media: 1.04%
Comcast Corporation Class A	19,410	809,203
Live Nation Incorporated †	8,640	297,994
		1,107,197

Multiline Retail: 1.45%
Dollar Tree Incorporated †	19,920	1,547,784

Specialty Retail: 5.74%
Burlington Stores Incorporated †	4,530	443,261
Foot Locker Incorporated	9,046	537,423
Lowe’s Companies Incorporated	8,890	700,265
O’Reilly Automotive Incorporated †	2,220	537,418
The Home Depot Incorporated	17,521	2,689,649
The TJX Companies Incorporated	9,974	750,145
ULTA Beauty Incorporated †	1,450	442,018
		6,100,179

Textiles, Apparel & Luxury Goods: 0.42%
Nike Incorporated Class B	8,360	442,996

Consumer Staples: 4.78%

Beverages: 0.87%
Constellation Brands Incorporated Class A	2,860	522,665
Dr Pepper Snapple Group Incorporated	2,950	273,790
The Coca-Cola Company	2,840	129,135
		925,590

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	41

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Food & Staples Retailing: 2.50%
Costco Wholesale Corporation	4,970	$896,737
CVS Health Corporation	6,597	506,848
Sysco Corporation	11,157	608,726
Wal-Mart Stores Incorporated	8,130	639,018
		2,651,329

Food Products: 0.67%
Pinnacle Foods Incorporated	11,424	711,829

Personal Products: 0.74%
The Estee Lauder Companies Incorporated Class A	8,350	786,069

Energy: 2.90%

Energy Equipment & Services: 0.12%
Schlumberger Limited	1,830	127,350

Oil, Gas & Consumable Fuels: 2.78%
Chevron Corporation	5,395	558,275
Concho Resources Incorporated †	6,370	807,589
EOG Resources Incorporated	3,760	339,566
Exxon Mobil Corporation	6,781	545,871
Pioneer Natural Resources Company	1,020	170,197
Valero Energy Corporation	8,637	530,916
		2,952,414

Financials: 7.79%

Banks: 3.00%
Bank of America Corporation	27,421	614,505
Citizens Financial Group Incorporated	17,330	590,953
Huntington Bancshares Incorporated	49,445	620,040
JPMorgan Chase & Company	8,919	732,696
SunTrust Banks Incorporated	11,753	627,258
		3,185,452

Capital Markets: 3.55%
Charles Schwab Corporation	13,970	541,338
CME Group Incorporated	7,510	880,848
Market Axess Holdings Incorporated	930	177,239
Morgan Stanley	18,640	778,034
TD Ameritrade Holding Corporation	7,080	264,509
The Goldman Sachs Group Incorporated	5,330	1,126,016
		3,767,984

Insurance: 1.24%
Lincoln National Corporation	9,921	644,667
Prudential Financial Incorporated	6,441	675,339
		1,320,006

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Health Care: 13.04%

Biotechnology: 5.38%
Amgen Incorporated	3,546	$550,481
BioMarin Pharmaceutical Incorporated †	8,510	745,816
Celgene Corporation †	13,710	1,568,561
Gilead Sciences Incorporated	6,331	410,819
Incyte Corporation †	4,160	538,013
Neurocrine Biosciences Incorporated †	2,860	124,324
Regeneron Pharmaceuticals Incorporated †	1,420	651,865
Tesaro Incorporated †«	1,620	241,882
Vertex Pharmaceuticals Incorporated †	7,170	886,212
		5,717,973

Health Care Equipment & Supplies: 2.30%
Boston Scientific Corporation †	22,100	597,363
Danaher Corporation	8,010	680,369
Edwards Lifesciences Corporation †	6,690	769,818
Intuitive Surgical Incorporated †	170	155,496
West Pharmaceutical Services Incorporated	2,450	237,699
		2,440,745

Health Care Providers & Services: 3.14%
Acadia Healthcare Company Incorporated †«	14,140	584,548
Aetna Incorporated	5,636	816,431
Centene Corporation †	9,253	672,045
HCA Holdings Incorporated †	6,741	552,155
UnitedHealth Group Incorporated	4,034	706,676
		3,331,855

Health Care Technology: 0.10%
Veeva Systems Incorporated Class A †	1,740	110,560

Life Sciences Tools & Services: 0.43%
Agilent Technologies Incorporated	3,330	200,932
PRA Health Sciences Incorporated †	3,550	256,488
		457,420

Pharmaceuticals: 1.69%
Merck & Company Incorporated	9,076	590,938
Zoetis Incorporated	19,432	1,210,225
		1,801,163

Industrials: 10.23%

Aerospace & Defense: 1.80%
Northrop Grumman Corporation	2,844	737,222
Spirit AeroSystems Holdings Incorporated Class A	11,817	643,908
The Boeing Company	2,830	530,993
		1,912,123

Air Freight & Logistics: 0.73%
FedEx Corporation	3,980	771,483

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	43

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Airlines: 0.80%
Delta Air Lines Incorporated	12,249	$601,793
Southwest Airlines Company	4,053	243,545

		845,338

Commercial Services & Supplies: 1.28%
KAR Auction Services Incorporated	14,161	616,995
Waste Connections Incorporated	7,840	745,976

		1,362,971

Construction & Engineering: 0.50%
EMCOR Group Incorporated	8,507	536,111

Electrical Equipment: 0.33%
Rockwell Automation Incorporated	2,230	353,946

Industrial Conglomerates: 1.04%
3M Company	2,910	595,008
Honeywell International Incorporated	3,820	508,022

		1,103,030

Machinery: 1.13%
Fortive Corporation	8,905	556,117
Stanley Black & Decker Incorporated	4,648	639,751

		1,195,868

Professional Services: 0.20%
IHS Markit Limited †	4,720	216,412

Road & Rail: 2.42%
CSX Corporation	5,651	306,115
Norfolk Southern Corporation	4,640	575,499
Union Pacific Corporation	15,290	1,686,487

		2,568,101

Information Technology: 38.33%

Electronic Equipment, Instruments & Components: 1.44%
CDW Corporation	13,619	819,591
Jabil Circuit Incorporated	23,747	710,510

		1,530,101

Internet Software & Services: 10.49%
Alphabet Incorporated Class A †	3,634	3,587,085
Alphabet Incorporated Class C †	2,381	2,297,331
CoStar Group Incorporated †	770	201,409
eBay Incorporated †	11,750	403,025
Facebook Incorporated Class A †	28,910	4,378,709
MercadoLibre Incorporated	1,000	275,110

		11,142,669

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

IT Services: 5.96%
Accenture plc Class A	2,630	$327,356
Euronet Worldwide Incorporated †	420	36,369
Global Payments Incorporated	800	73,288
MasterCard Incorporated Class A	15,370	1,888,666
PayPal Holdings Incorporated †	24,350	1,271,314
Square Incorporated Class A †	22,470	516,585
Visa Incorporated Class A	23,290	2,217,907

		6,331,485

Semiconductors & Semiconductor Equipment: 6.92%
Analog Devices Incorporated	7,844	672,701
Broadcom Limited	5,451	1,305,405
Intel Corporation	15,486	559,199
Microchip Technology Incorporated	22,259	1,854,175
NVIDIA Corporation	10,117	1,460,389
NXP Semiconductors NV †	170	18,683
Texas Instruments Incorporated	18,020	1,486,470

		7,357,022

Software: 9.91%
Adobe Systems Incorporated †	8,661	1,228,649
Electronic Arts Incorporated †	7,555	856,208
Microsoft Corporation	58,768	4,104,357
PTC Incorporated †	1,520	87,522
Salesforce.com Incorporated †	11,474	1,028,529
ServiceNow Incorporated †	9,150	957,548
Splunk Incorporated †	14,508	888,470
Take-Two Interactive Software Incorporated †	2,630	201,826
Ultimate Software Group Incorporated †«	2,106	464,878
VMware Incorporated Class A †	7,308	709,972

		10,527,959

Technology Hardware, Storage & Peripherals: 3.61%
Apple Incorporated	16,237	2,480,365
HP Incorporated	34,582	648,758
NetApp Incorporated	17,551	710,640

		3,839,763

Materials: 4.31%

Chemicals: 3.10%
Dow Chemical Company	11,216	694,943
Ecolab Incorporated	9,480	1,259,323
Praxair Incorporated	10,130	1,340,098

		3,294,364

Containers & Packaging: 0.64%
Avery Dennison Corporation	8,050	678,293

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	45

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Metals & Mining: 0.57%
Nucor Corporation		10,464	$607,958

Real Estate: 0.86%

Equity REITs: 0.86%
American Tower Corporation		2,400	314,856
Prologis Incorporated		10,875	603,992

			918,848

Telecommunication Services: 0.20%

Wireless Telecommunication Services: 0.20%
T-Mobile US Incorporated †		3,120	210,350

Total Common Stocks (Cost $70,462,153)			105,285,399

	Yield
Short-Term Investments: 1.58%

Investment Companies: 1.58%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	1,105,508	1,105,618
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71	568,057	568,057

Total Short-Term Investments (Cost $1,673,649)			1,673,675

Total investments in securities (Cost $72,135,802) *	100.67%	106,959,074
Other assets and liabilities, net	(0.67)	(706,661)

Total net assets	100.00%	$106,252,413

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $72,430,252 and unrealized gains (losses) consists of:

Gross unrealized gains	$35,755,646
Gross unrealized losses	(1,226,824)

Net unrealized gains	$34,528,822

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.70%

Consumer Discretionary: 13.55%

Auto Components: 1.45%
Cooper-Standard Holdings Incorporated †	73,860	$7,977,619
LCI Industries	40,130	3,571,570

		11,549,189

Diversified Consumer Services: 0.80%
Grand Canyon Education Incorporated †	80,660	6,323,744

Hotels, Restaurants & Leisure: 3.55%
Papa John’s International Incorporated	39,200	3,158,344
Planet Fitness Incorporated Class A	371,991	8,128,003
Playa Hotels & Resorts S.L. †	348,400	3,644,264
The Habit Restaurants Incorporated Class A †	373,678	6,931,727
Wingstop Incorporated «	223,498	6,371,928

		28,234,266

Household Durables: 0.91%
iRobot Corporation †	45,700	4,237,304
Universal Electronics Incorporated †	46,900	3,029,740

		7,267,044

Leisure Products: 1.11%
MCBC Holdings Incorporated	253,706	4,878,766
Nautilus Group Incorporated †	215,830	3,917,315

		8,796,081

Media: 1.83%
IMAX Corporation †	249,350	6,246,218
Nexstar Broadcasting Group Incorporated	144,400	8,259,680

		14,505,898

Multiline Retail: 1.25%
Ollie’s Bargain Outlet Holdings Incorporated †	242,260	9,968,999

Specialty Retail: 2.65%
Camping World Holdings Incorporated Class A	101,844	2,749,788
Five Below Incorporated †	90,097	4,621,976
Lithia Motors Incorporated Class A	150,330	13,657,481

		21,029,245

Energy: 2.35%

Oil, Gas & Consumable Fuels: 2.35%
Matador Resources Company †«	160,736	3,663,173
PDC Energy Incorporated †	84,590	4,200,739
RSP Permian Incorporated †	302,358	10,760,921

		18,624,833

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	47

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 6.91%

Capital Markets: 3.92%
Financial Engines Incorporated	247,570	$9,382,903
MarketAxess Holdings Incorporated	88,241	16,816,970
Stifel Financial Corporation †	115,300	4,915,239

		31,115,112

Insurance: 0.84%
Kinsale Capital Group Incorporated	184,030	6,669,247

Thrifts & Mortgage Finance: 2.15%
LendingTree Incorporated †	110,032	17,120,979

Health Care: 22.61%

Biotechnology: 6.04%
Clovis Oncology Incorporated †	135,400	6,994,764
Exact Sciences Corporation †	133,100	4,854,157
Ligand Pharmaceuticals Incorporated †«	133,201	14,423,004
Repligen Corporation †	319,280	12,528,547
Spark Therapeutics Incorporated †	87,200	4,441,096
Ultragenyx Pharmaceutical Incorporated †«	88,144	4,746,554

		47,988,122

Health Care Equipment & Supplies: 10.34%
Cantel Medical Corporation	49,700	3,867,654
Genmark Diagnostics Incorporated †	99,900	1,292,706
Glaukos Corporation †«	232,159	9,451,193
Inogen Incorporated †	114,450	10,144,848
Integra LifeSciences Holdings Corporation †	289,040	14,553,164
iRhythm Technologies Incorporated †	175,512	6,086,756
Nevro Corporation †	182,355	12,551,495
NxStage Medical Incorporated †	285,170	6,176,782
The Spectranetics Corporation †	669,239	18,069,453

		82,194,051

Health Care Providers & Services: 4.14%
Acadia Healthcare Company Incorporated †«	220,110	9,099,347
HealthEquity Incorporated †	301,712	13,818,410
Surgery Partners Incorporated †	238,681	5,203,246
Teladoc Incorporated †«	155,679	4,763,777

		32,884,780

Health Care Technology: 0.79%
Evolent Health Incorporated Class A †«	272,400	6,251,580

Life Sciences Tools & Services: 1.00%
Cambrex Corporation †	51,600	2,776,080
INC Research Holdings Incorporated Class A †	91,025	5,174,771

		7,950,851

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Pharmaceuticals: 0.30%
Heska Corporation †	24,400	$2,407,304

Industrials: 18.87%

Aerospace & Defense: 0.79%
HEICO Corporation	84,125	6,242,916

Airlines: 0.97%
SkyWest Incorporated	224,230	7,691,089

Building Products: 1.42%
Apogee Enterprises Incorporated	161,060	8,581,277
JELD-WEN Holding Incorporated †	85,966	2,685,578

		11,266,855

Commercial Services & Supplies: 0.67%
Advanced Disposal Services Incorporated †	230,022	5,364,113

Construction & Engineering: 2.92%
Dycom Industries Incorporated †«	116,230	9,785,404
Granite Construction Incorporated	153,450	7,190,667
MasTec Incorporated †	147,900	6,270,960

		23,247,031

Machinery: 4.95%
John Bean Technologies Corporation	171,490	14,799,587
Milacron Holdings Corporation †	443,128	7,705,996
Mueller Water Products Incorporated Class A	410,420	4,588,496
REV Group Incorporated	121,983	3,275,244
Rexnord Corporation †	393,410	8,969,748

		39,339,071

Professional Services: 5.37%
On Assignment Incorporated †	465,743	24,404,933
WageWorks Incorporated †	258,014	18,254,491

		42,659,424

Trading Companies & Distributors: 1.78%
Beacon Roofing Supply Incorporated †	182,910	8,821,749
BMC Stock Holdings Incorporated †	273,760	5,338,320

		14,160,069

Information Technology: 33.41%

Communications Equipment: 0.33%
Quantenna Communications Incorporated †	137,222	2,623,685

Electronic Equipment, Instruments & Components: 2.29%
Littelfuse Incorporated	58,740	9,512,943
Mercury Computer Systems Incorporated †	218,286	8,681,234

		18,194,177

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	49

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Internet Software & Services: 12.81%
2U Incorporated †	232,050	$9,920,138
Benefitfocus Incorporated †	64,400	2,047,920
Cloudera Incorporated †	112,138	2,326,864
Coupa Software Incorporated †	153,174	5,241,614
Criteo SA ADR †«	55,600	2,915,108
Envestnet Incorporated †	338,192	12,124,183
Five9 Incorporated †	651,240	14,633,363
GrubHub Incorporated †«	35,500	1,543,185
LogMeIn Incorporated	105,520	11,712,720
Q2 Holdings Incorporated †	628,643	24,894,263
SPS Commerce Incorporated †	103,738	6,033,402
Wix.com Limited †	37,500	2,763,750
Xactly Corporation †	358,777	5,632,799

		101,789,309

IT Services: 2.47%
InterXion Holding NV †	441,320	19,616,674

Semiconductors & Semiconductor Equipment: 4.97%
Cavium Incorporated †	126,180	9,207,355
MaxLinear Incorporated Class A †	254,878	7,939,450
Microsemi Corporation †	199,150	9,780,257
Monolithic Power Systems Incorporated	127,580	12,528,356

		39,455,418

Software: 10.54%
Appian Corporation †	60,291	1,064,136
BlackLine Incorporated †«	133,703	4,513,813
CyberArk Software Limited †«	256,410	12,566,654
HubSpot Incorporated †	169,976	12,255,270
Paycom Software Incorporated †	92,930	6,081,339
Paylocity Holding Corporation †	130,193	6,099,542
Proofpoint Incorporated †	244,330	21,012,380
Realpage Incorporated †	78,500	2,716,100
Ringcentral Incorporated Class A †	239,660	8,172,406
Talend SA †	284,078	9,309,234

		83,790,874

Total Common Stocks (Cost $542,026,631)		776,322,030

Exchange-Traded Funds: 1.00%
iShares Russell 2000 Growth Index Fund ETF	48,700	7,954,171

Total Exchange-Traded Funds (Cost $8,099,648)		7,954,171

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

EMERGING GROWTH PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 8.88%

Investment Companies: 8.88%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	57,161,425	$57,167,142
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71	13,424,042	13,424,042

Total Short-Term Investments (Cost $70,585,467)			70,591,184

Total investments in securities (Cost $620,711,746) *	107.58%	854,867,385
Other assets and liabilities, net	(7.58)	(60,227,373)

Total net assets	100.00%	$794,640,012

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $623,007,478 and unrealized gains (losses) consists of:

Gross unrealized gains	$243,904,429
Gross unrealized losses	(12,044,522)

Net unrealized gains	$231,859,907

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	51

INDEX PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Shares	Value	Percent of net assets

Common Stocks: 98.59%

Consumer Discretionary: 12.30%

Auto Components: 0.19%
Other securities		$3,869,480	0.19%

Automobiles: 0.47%
Other securities		9,501,396	0.47

Distributors: 0.11%
Other securities		2,249,690	0.11

Diversified Consumer Services: 0.03%
Other securities		527,536	0.03

Hotels, Restaurants & Leisure: 1.74%
McDonald’s Corporation	78,597	11,859,501	0.59
Starbucks Corporation	139,864	8,896,749	0.44
Other securities		14,311,214	0.71

		35,067,464	1.74

Household Durables: 0.46%
Other securities		9,156,832	0.46

Internet & Direct Marketing Retail: 2.75%
Amazon.com Incorporated †	38,008	37,803,517	1.88
The Priceline Group Incorporated †	4,719	8,857,988	0.44
Other securities		8,816,780	0.43

		55,478,285	2.75

Leisure Products: 0.09%
Other securities		1,882,985	0.09

Media: 3.11%
Comcast Corporation Class A	454,190	18,935,181	0.94
The Walt Disney Company	139,610	15,069,503	0.75
Other securities		28,744,067	1.42

		62,748,751	3.11

Multiline Retail: 0.41%
Other securities		8,287,534	0.41

Specialty Retail: 2.30%
The Home Depot Incorporated	116,905	17,946,087	0.89
Other securities		28,419,821	1.41

		46,365,908	2.30

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2017

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Textiles, Apparel & Luxury Goods: 0.64%
Other securities		$12,787,574	0.64%

Consumer Staples: 9.28%

Beverages: 2.08%
PepsiCo Incorporated	136,967	16,007,333	0.79
The Coca-Cola Company	370,832	16,861,731	0.84
Other securities		9,170,896	0.45

		42,039,960	2.08

Food & Staples Retailing: 1.96%
Wal-Mart Stores Incorporated	144,515	11,358,879	0.56
Other securities		28,106,216	1.40

		39,465,095	1.96

Food Products: 1.49%
Other securities		30,009,311	1.49

Household Products: 1.76%
The Procter & Gamble Company	245,340	21,612,001	1.07
Other securities		13,831,905	0.69

		35,443,906	1.76

Personal Products: 0.14%
Other securities		2,863,733	0.14

Tobacco: 1.85%
Altria Group Incorporated	186,123	14,041,119	0.70
Philip Morris International	148,884	17,836,303	0.89
Other securities		5,337,633	0.26

		37,215,055	1.85

Energy: 5.91%

Energy Equipment & Services: 0.93%
Schlumberger Limited	133,791	9,310,516	0.46
Other securities		9,382,845	0.47

		18,693,361	0.93

Oil, Gas & Consumable Fuels: 4.98%
Chevron Corporation	181,678	18,800,039	0.93
Exxon Mobil Corporation	397,933	32,033,607	1.59
Other securities		49,645,862	2.46

		100,479,508	4.98

Financials: 13.52%

Banks: 5.95%
Bank of America Corporation	962,092	21,560,482	1.07
Citigroup Incorporated	265,900	16,097,586	0.80

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	53

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Banks (continued)
JPMorgan Chase & Company	342,795	$28,160,609	1.40%
Wells Fargo & Company (l)	432,148	22,100,049	1.10
Other securities		31,941,506	1.58

		119,860,232	5.95

Capital Markets: 2.71%
Other securities		54,744,865	2.71

Consumer Finance: 0.68%
Other securities		13,697,578	0.68

Diversified Financial Services: 1.53%
Berkshire Hathaway Incorporated Class B †	182,272	30,125,916	1.49
Other securities		757,968	0.04

		30,883,884	1.53

Insurance: 2.65%
Other securities		53,384,782	2.65

Health Care: 13.70%

Biotechnology: 2.65%
AbbVie Incorporated	152,966	10,098,815	0.50
Amgen Incorporated	70,676	10,971,742	0.54
Celgene Corporation †	74,660	8,541,851	0.42
Other securities		23,783,300	1.19

		53,395,708	2.65

Health Care Equipment & Supplies: 2.69%
Medtronic plc	131,369	11,071,779	0.55
Other securities		43,085,739	2.14

		54,157,518	2.69

Health Care Providers & Services: 2.67%
UnitedHealth Group Incorporated	92,330	16,174,369	0.80
Other securities		37,634,283	1.87

		53,808,652	2.67

Health Care Technology: 0.09%
Other securities		1,840,387	0.09

Life Sciences Tools & Services: 0.71%
Other securities		14,324,212	0.71

Pharmaceuticals: 4.89%
Bristol-Myers Squibb Company	160,527	8,660,432	0.43
Johnson & Johnson	260,395	33,395,659	1.66
Merck & Company Incorporated	263,487	17,155,639	0.85
Pfizer Incorporated	571,190	18,649,354	0.92

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2017

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Pharmaceuticals (continued)
Other securities		$20,689,324	1.03%

		98,550,408	4.89

Industrials: 10.02%

Aerospace & Defense: 2.32%
The Boeing Company	54,664	10,256,606	0.51
United Technologies Corporation	71,923	8,722,821	0.43
Other securities		27,875,642	1.38

		46,855,069	2.32

Air Freight & Logistics: 0.66%
Other securities		13,402,120	0.66

Airlines: 0.62%
Other securities		12,556,239	0.62

Building Products: 0.33%
Other securities		6,554,503	0.33

Commercial Services & Supplies: 0.30%
Other securities		5,946,441	0.30

Construction & Engineering: 0.08%
Other securities		1,653,995	0.08

Electrical Equipment: 0.55%
Other securities		10,991,511	0.55

Industrial Conglomerates: 2.31%
3M Company	57,216	11,698,956	0.58
General Electric Company	837,301	22,925,301	1.14
Honeywell International Incorporated	73,050	9,714,920	0.48
Other securities		2,221,334	0.11

		46,560,511	2.31

Machinery: 1.53%
Other securities		30,831,527	1.53

Professional Services: 0.23%
Other securities		4,586,338	0.23

Road & Rail: 0.94%
Union Pacific Corporation	78,098	8,614,209	0.43
Other securities		10,301,118	0.51

		18,915,327	0.94

Trading Companies & Distributors: 0.15%
Other securities		2,973,128	0.15

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	55

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Information Technology: 22.84%

Communications Equipment: 0.98%
Cisco Systems Incorporated	480,595	$15,153,160	0.75%
Other securities		4,532,772	0.23

		19,685,932	0.98

Electronic Equipment, Instruments & Components: 0.40%
Other securities		7,978,829	0.40

Internet Software & Services: 4.90%
Alphabet Incorporated Class A †	28,514	28,145,884	1.39
Alphabet Incorporated Class C †	28,359	27,362,465	1.36
Facebook Incorporated Class A †	226,021	34,233,141	1.70
Other securities		9,120,716	0.45

		98,862,206	4.90

IT Services: 3.87%
International Business Machines Corporation	82,372	12,572,438	0.62
MasterCard Incorporated Class A	90,417	11,110,441	0.55
Visa Incorporated Class A	178,311	16,980,557	0.84
Other securities		37,428,015	1.86

		78,091,451	3.87

Semiconductors & Semiconductor Equipment: 3.55%
Broadcom Limited	38,487	9,216,867	0.46
Intel Corporation	453,737	16,384,443	0.81
Other securities		45,978,073	2.28

		71,579,383	3.55

Software: 4.79%
Microsoft Corporation	741,597	51,793,134	2.57
Oracle Corporation	287,623	13,055,208	0.65
Other securities		31,611,940	1.57

		96,460,282	4.79

Technology Hardware, Storage & Peripherals: 4.35%
Apple Incorporated	503,501	76,914,813	3.82
Other securities		10,830,872	0.53

		87,745,685	4.35

Materials: 2.77%

Chemicals: 2.06%
Other securities		41,589,188	2.06

Construction Materials: 0.15%
Other securities		2,939,557	0.15

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2017

INDEX PORTFOLIO

Security name			Shares	Value	Percent of net assets

Containers & Packaging: 0.31%
Other securities				$6,317,017	0.31%

Metals & Mining: 0.25%
Other securities				4,985,976	0.25

Real Estate: 2.85%

Equity REITs: 2.80%
Other securities				56,455,959	2.80

Real Estate Management & Development: 0.05%
Other securities				1,006,462	0.05

Telecommunication Services: 2.18%

Diversified Telecommunication Services: 2.18%
AT&T Incorporated			589,395	22,709,389	1.13
Verizon Communications Incorporated			391,194	18,245,288	0.91
Other securities				2,977,489	0.14

				43,932,166	2.18

Utilities: 3.22%

Electric Utilities: 2.02%
Other securities				40,681,772	2.02

Independent Power & Renewable Electricity Producers: 0.06%
Other securities				1,225,875	0.06

Multi-Utilities: 1.07%
Other securities				21,583,899	1.07

Water Utilities: 0.07%
Other securities				1,337,113	0.07

Total Common Stocks (Cost $782,258,360)				1,987,067,051	98.59

	Yield
Short-Term Investments: 1.44%

Investment Companies: 1.38%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%		10,256,007	10,257,033	0.51
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71		17,511,265	17,511,265	0.87

				27,768,298	1.38

		Maturity date	Principal

U.S. Treasury Securities: 0.06%
U.S. Treasury Bill #(z)	0.22	7-6-2017	$331,000	330,762	0.02
U.S. Treasury Bill #(z)	0.87	8-17-2017	511,000	509,993	0.02

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	57

INDEX PORTFOLIO

Security name	Yield	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Bill #(z)	0.97%	8-24-2017	$443,000	$442,049	0.02%

				1,282,804	0.06

Total Short-Term Investments (Cost $29,050,606)				29,051,102	1.44

Total investments in securities (Cost $811,308,966) *				2,016,118,153	100.03%
Other assets and liabilities, net				(583,555)	(0.03)

Total net assets				$2,015,534,598	100.00%

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $855,744,233 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,223,328,693
Gross unrealized losses	(62,954,773)

Net unrealized gains	$1,160,373,920

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 92.35%

Australia: 1.02%
Westpac Banking Corporation (Financials, Banks)	62,197	$1,409,573

Belgium: 0.48%
Telenet Group Holding NV (Consumer Discretionary, Media) †	10,080	668,078

Brazil: 0.73%
Ambev SA ADR (Consumer Staples, Beverages)	176,065	1,005,331

Canada: 3.51%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	30,484	4,823,483

Chile: 0.16%
Sociedad Quimica Minera de Chile (Materials, Chemicals)	5,956	214,595

China: 3.81%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	37,081	4,540,939
Tencent Holdings Limited (Information Technology, Internet Software & Services)	20,200	693,678

		5,234,617

Denmark: 0.23%
ISS AS (Industrials, Commercial Services & Supplies)	7,557	313,284

France: 4.34%
AXA SA (Financials, Insurance)	5,029	134,115
BNP Paribas SA (Financials, Banks)	2,169	153,064
Eiffage SA (Industrials, Construction & Engineering)	16,016	1,456,417
Schneider Electric SE (Industrials, Electrical Equipment)	19,320	1,487,965
Vallourec SA (Energy, Energy Equipment & Services) †«	84,426	532,431
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	83,202	2,203,903

		5,967,895

Germany: 21.31%
Allianz AG (Financials, Insurance)	25,084	4,815,637
Beiersdorf AG (Consumer Staples, Personal Products)	24,642	2,646,359
Deutsche Boerse AG (Financials, Diversified Financial Services)	58,807	6,109,303
Deutsche Post AG (Industrials, Air Freight & Logistics)	51,111	1,866,865
Deutsche Telekom AG (Telecommunication Services, Diversified Telecommunication Services)	82,899	1,650,632
Linde AG (Materials, Chemicals)	31,485	6,010,903
SAP SE (Information Technology, Software)	12,549	1,345,409
Vonovia SE (Real Estate, Real Estate Management & Development)	39,053	1,534,359
Wirecard AG (Information Technology, IT Services) «	49,883	3,324,618

		29,304,085

Hong Kong: 2.61%
AIA Group Limited (Financials, Insurance)	505,800	3,586,175

Indonesia: 0.61%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	771,000	837,855

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	59

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Ireland: 3.83%
Allegion plc (Industrials, Building Products)	10,439	$820,819
Medtronic plc (Health Care, Health Care Equipment & Supplies)	52,729	4,444,000

		5,264,819

Italy: 4.51%
Assicurazioni Generali SpA (Financials, Insurance)	128,671	2,030,822
Atlantia SpA (Industrials, Transportation Infrastructure)	31,192	868,279
Intesa Sanpaolo SpA (Financials, Banks)	735,557	2,105,381
UniCredit SpA (Financials, Banks)	68,296	1,194,535

		6,199,017

Japan: 10.03%
Bridgestone Corporation (Consumer Discretionary, Auto Components)	23,500	987,106
CALBEE Incorporated (Consumer Staples, Food Products)	39,000	1,510,700
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	25,590	312,625
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	121,654	4,570,675
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	27,500	1,318,014
Nomura Holdings Incorporated (Financials, Capital Markets)	306,800	1,837,753
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	132,493	3,250,415

		13,787,288

Luxembourg: 0.69%
RTL Group SA (Consumer Discretionary, Media)	6,034	469,600
Tenaris SA ADR (Energy, Energy Equipment & Services) «	15,758	477,467

		947,067

Mexico: 0.59%
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	355,100	813,001

Netherlands: 6.50%
Akzo Nobel NV (Materials, Chemicals)	15,967	1,336,450
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	12,531	1,654,011
Heineken NV (Consumer Staples, Beverages)	5,588	550,329
ING Groep NV (Financials, Banks)	276,670	4,627,768
Unilever NV (Consumer Staples, Personal Products)	13,432	765,004

		8,933,562

Russia: 0.52%
MMC Norilsk Nickel PJSC ADR (Materials, Metals & Mining)	51,461	713,249

South Korea: 2.04%
LG Household & Health Care Limited (Consumer Staples, Personal Products)	644	565,427
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,125	2,245,780

		2,811,207

Spain: 1.74%
Grifols SA (Health Care, Biotechnology)	37,224	1,053,334
Grifols SA ADR (Health Care, Biotechnology)	62,786	1,347,388

		2,400,722

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL GROWTH PORTFOLIO

Security name			Shares	Value

Sweden: 0.34%
Swedbank AB Class A (Financials, Banks)			19,415	$467,985

Switzerland: 5.14%
Actelion Limited (Health Care, Biotechnology) †			3,925	1,126,581
Nestle SA (Consumer Staples, Food Products)			58,420	4,985,197
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods) «			2,480	960,710

				7,072,488

Taiwan: 1.99%
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			405,000	2,733,302

United Kingdom: 13.26%
Aon plc (Financials, Insurance)			32,162	4,210,327
Coca-Cola European Partners plc (Consumer Staples, Beverages)			91,139	3,740,345
Conva Tec Limited (Health Care, Health Care Equipment & Supplies) 144A†			467,975	1,929,481
Experian Group Limited plc (Industrials, Professional Services)			41,507	865,302
Imperial Tobacco Group plc (Consumer Staples, Tobacco)			12,907	603,504
Liberty Global plc Class A (Consumer Discretionary, Media)			55,223	1,688,719
Liberty Global plc Class C (Consumer Discretionary, Media)			88,506	2,630,398
Merlin Entertainment plc (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A			46,455	316,633
St. James’s Place plc (Financials, Insurance)			18,449	278,829
Wolseley plc (Industrials, Trading Companies & Distributors)			29,861	1,966,043

				18,229,581

United States: 2.36%
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †			1,981	1,970,342
WABCO Holdings Incorporated (Industrials, Machinery) †			10,425	1,270,366

				3,240,708

Total Common Stocks (Cost $104,163,077)				126,978,967

		Expiration date
Participation Notes: 3.23%

Ireland: 3.23%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines)		10-29-2018	220,115	4,436,838

Total Participation Notes (Cost $2,576,732)				4,436,838

	Dividend yield
Preferred Stocks: 1.51%

Germany: 1.51%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.25%		14,762	2,072,031

Total Preferred Stocks (Cost $1,169,418)				2,072,031

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	61

INTERNATIONAL GROWTH PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 4.98%

Investment Companies: 4.98%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	5,192,235	$5,192,363
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71	1,660,070	1,660,070

Total Short-Term Investments (Cost $6,852,433)			6,852,433

Total investments in securities (Cost $114,761,660) *	102.07%	140,340,269
Other assets and liabilities, net	(2.07)	(2,849,239)

Total net assets	100.00%	$137,491,030

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $114,881,370 and unrealized gains (losses) consists of:

Gross unrealized gains	$26,180,758
Gross unrealized losses	(721,859)

Net unrealized gains	$25,458,899

The following table shows the percent of total long-term investments by sector as of May 31, 2017:

Consumer Staples	25.33%
Financials	25.32
Industrials	16.77
Information Technology	12.39
Health Care	7.42
Materials	6.20
Telecommunication Services	4.66
Real Estate	1.15
Energy	0.76

100.00%

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.98%

Australia: 5.32%
Arrium Limited (Materials, Metals & Mining) †(a)(i)	3,063,400	$2
Asaleo Care Limited (Consumer Staples, Personal Products)	1,262,800	1,313,657
Automotive Holdings Group Limited (Consumer Discretionary, Specialty Retail)	410,016	895,708
Bendigo Bank Limited (Financials, Banks)	272,500	2,281,963
BlueScope Steel Limited (Materials, Metals & Mining)	246,000	2,102,089
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies)	207,386	397,573
CSR Limited (Materials, Construction Materials)	754,900	2,339,072
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	2,467,640
Fortescue Metals Group Limited (Materials, Metals & Mining)	602,200	2,170,205
Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail) «	455,500	1,275,992
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	407,700	4,947,036
Macquarie Group Limited (Financials, Capital Markets)	69,800	4,649,689
McMillan Shakespeare Limited (Industrials, Professional Services)	158,800	1,603,571
Metcash Limited (Consumer Staples, Food & Staples Retailing) †	1,164,200	1,773,371
Mineral Resources Limited (Materials, Metals & Mining)	300,500	2,255,195
Mirvac Group (Real Estate, Equity REITs)	1,327,400	2,248,821
Myer Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,702,400	1,094,198
Qantas Airways Limited (Industrials, Airlines)	1,021,400	3,802,347
Retail Food Group Limited (Consumer Discretionary, Food Products)	269,500	1,029,296
Seven Group Holdings Limited (Industrials, Trading Companies & Distributors)	165,356	1,388,406

		40,035,831

Austria: 1.42%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	69,400	3,617,755
Raiffeisen Bank International AG (Financials, Banks) †	81,200	2,139,014
RHI AG (Materials, Construction Materials)	64,721	2,354,165
Voestalpine AG (Materials, Metals & Mining)	56,800	2,571,711

		10,682,645

Belgium: 0.61%
Bpost SA (Industrials, Air Freight & Logistics)	83,300	2,026,367
Ontex Group NV (Consumer Staples, Personal Products)	71,300	2,575,449

		4,601,816

Brazil: 0.88%
Banco de Brasil SA (Financials, Banks)	245,800	2,152,682
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	226,100	2,438,508
JBS SA (Consumer Staples, Food Products)	805,600	2,009,052

		6,600,242

Canada: 1.48%
Magna International Incorporated (Consumer Discretionary, Auto Components)	131,600	5,890,996
Open Text Corporation (Information Technology, Software)	98,200	3,205,121
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,045,823

		11,141,940

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	63

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

China: 2.00%
China Communications Services Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	$1,685,030
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	2,970,000	2,435,442
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	1,366,500	1,876,350
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	1,730,000	1,949,221
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	910,000	1,518,117
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	676,200	1,956,781
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	731,500	1,186,538
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	2,502,000	2,459,441

		15,066,920

Denmark: 1.29%
Danske Bank AS (Financials, Banks)	150,300	5,645,230
DFDS AS (Industrials, Marine)	37,600	2,078,336
Sydbank AS (Financials, Banks)	56,100	2,012,210

		9,735,776

Finland: 0.21%
Tieto Oyj (Information Technology, IT Services)	48,200	1,573,466

France: 9.10%
Atos Origin SA (Information Technology, IT Services)	42,800	6,139,733
AXA SA (Financials, Insurance)	132,200	3,525,551
BNP Paribas SA (Financials, Banks) «	72,900	5,144,466
Carrefour SA (Consumer Staples, Food & Staples Retailing)	152,700	3,987,342
Cie Generale des Establissements Michelin (Consumer Discretionary, Auto Components) «	32,700	4,114,155
Credit Agricole SA (Financials, Banks) «	219,328	3,360,650
Electricite de France SA (Utilities, Electric Utilities)	148,600	1,601,190
Engie SA (Utilities, Multi-Utilities)	171,900	2,623,315
Neopost SA (Information Technology, Technology Hardware, Storage & Peripherals)	66,600	2,966,417
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	333,800	5,864,594
Renault SA (Consumer Discretionary, Automobiles)	40,500	3,780,234
Sanofi SA (Health Care, Pharmaceuticals)	141,800	14,044,682
SCOR SE (Financials, Insurance)	109,700	4,318,645
Societe Generale SA (Financials, Banks) «	39,000	2,044,642
Total SA (Energy, Oil, Gas & Consumable Fuels) «	93,700	4,975,538

		68,491,154

Germany: 8.62%
Allianz AG (Financials, Insurance)	35,700	6,853,701
Aurubis AG (Materials, Metals & Mining)	25,900	2,017,430
BASF SE (Materials, Chemicals)	46,500	4,379,445
Bayer AG (Health Care, Pharmaceuticals)	38,000	5,041,367
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	31,200	2,919,190
Celesio AG (Health Care, Health Care Providers & Services) (i)	56,000	1,666,421
Covestro AG (Materials, Chemicals)144A	30,200	2,258,737
Daimler AG (Consumer Discretionary, Automobiles)	75,700	5,494,276
Deutsche Bank AG (Financials, Capital Markets)	195,149	3,414,359
Deutsche Post AG (Industrials, Air Freight & Logistics)	186,300	6,804,739
Hannover Rueck SE (Financials, Insurance)	16,300	1,940,923

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Germany (continued)
Metro AG (Consumer Staples, Food & Staples Retailing)	108,100	$3,618,735
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	23,200	4,580,345
Siemens AG (Industrials, Industrial Conglomerates)	34,200	4,881,077
Stada Arzneimittel AG (Health Care, Pharmaceuticals) «	23,100	1,671,139
Uniper SE (Utilities, Independent Power & Renewable Electricity Producers)	194,200	3,786,070
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	3,540,314

		64,868,268

Hong Kong: 2.23%
China Resources Cement Holdings Limited (Materials, Construction Materials)	3,222,000	1,596,001
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,633,000	1,925,848
Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	2,338,000	2,031,204
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	3,680,000	2,007,045
WH Group Limited (Consumer Staples, Food Products) 144A	4,199,500	3,934,059
Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	379,000	2,835,490
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	611,500	2,436,568

		16,766,215

Hungary: 0.18%
Richter Gedeon (Health Care, Pharmaceuticals)	53,000	1,354,755

Ireland: 0.72%
C&C Group plc (Consumer Staples, Beverages)	240,000	916,653
Grafton Group plc (Industrials, Trading Companies & Distributors)	84,200	842,406
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,664,547

		5,423,606

Israel: 0.59%
Bank Hapoalim Limited (Financials, Banks)	440,000	2,930,351
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	1,473,622

		4,403,973

Italy: 2.49%
A2A SpA (Utilities, Multi-Utilities)	1,078,900	1,784,037
Enel SpA (Utilities, Electric Utilities)	1,706,600	9,121,600
Leonardo-Finmeccanica SpA (Industrials, Aerospace & Defense)	271,900	4,789,279
Mediobanca SpA (Financials, Banks)	324,800	3,079,451

		18,774,367

Japan: 21.57%
Adeka Corporation (Materials, Chemicals)	155,300	2,259,037
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	61,200	3,017,174
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	24,800	894,591
Aozora Bank Limited (Financials, Banks)	427,000	1,569,201
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	314,200	3,967,573
Central Glass Company Limited (Industrials, Building Products)	444,000	1,808,072
CKD Corporation (Industrials, Machinery)	171,200	2,621,717
Cocokara Fine Incorporated (Consumer Staples, Food & Staples Retailing)	44,700	2,260,226
Daikyo Incorporated (Real Estate, Real Estate Management & Development)	1,243,800	2,526,907

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	65

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
DCM Holdings Company Limited (Consumer Discretionary, Specialty Retail)	143,100	$1,253,336
Denka Company Limited (Materials, Chemicals)	682,000	3,430,014
DIC Incorporated (Materials, Chemicals)	100,700	3,459,716
Eizo Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	2,511,995
Fujikura Limited (Industrials, Electrical Equipment)	348,000	2,981,959
Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	91,700	966,265
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	327,800	1,979,231
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	221,400	2,704,778
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,850,574
Japan Airlines Company Limited (Industrials, Airlines)	80,700	2,364,528
JTEKT Corporation (Industrials, Machinery)	143,600	2,156,269
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	754,900	3,288,160
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	44,700	2,575,043
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	295,500	8,180,614
Keihin Corporation (Consumer Discretionary, Auto Components)	103,500	1,419,562
Kureha Corporation (Materials, Chemicals)	27,100	1,355,612
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	2,038,998
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,997,418
Makino Milling Machine Company Limited (Industrials, Machinery)	232,000	1,910,465
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,186,853
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	60,500	3,539,865
Mazda Motor Corporation (Consumer Discretionary, Automobiles)	224,300	3,058,176
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	195,500	4,031,801
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	921,500	5,748,662
Mitsui Chemicals Incorporated (Materials, Chemicals)	817,000	4,057,336
Mizuho Financial Group Incorporated (Financials, Banks)	2,244,400	3,907,181
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	247,900	11,881,293
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	505,000	4,840,248
Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	226,100	2,137,487
NTN Corporation (Industrials, Machinery)	501,000	2,293,517
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	98,600	2,418,927
ORIX Corporation (Financials, Diversified Financial Services)	325,300	5,134,306
Resona Holdings Incorporated (Financials, Banks)	1,013,300	5,184,985
Ryobi Limited (Industrials, Machinery)	96,000	387,467
Sankyu Incorporated (Industrials, Road & Rail)	370,000	2,308,533
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	36,200	1,957,905
Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,160,700	2,798,256
Sumitomo Heavy Industries Limited (Industrials, Machinery)	256,000	1,668,912
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	100,400	3,602,615
Sumitomo Osaka Cement Company (Materials, Construction Materials)	444,000	1,940,370
Suzuken Company Limited (Health Care, Health Care Providers & Services)	69,300	2,277,670
T-Gaia Corporation (Consumer Discretionary, Specialty Retail)	105,900	1,955,445
The Keiyo Bank Limited (Financials, Banks)	62,000	251,919
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	148,500	2,896,253
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	63,000	1,277,634
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	375,000	1,886,005
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	95,400	1,836,504
UBE Industries Limited (Materials, Chemicals)	1,072,000	2,545,698

		162,360,858

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Liechtenstein: 0.11%
VP Bank AG (Financials, Capital Markets) (i)	6,558	$813,868

Netherlands: 2.22%
ABN AMRO Group NV (Financials, Banks) 144A	142,600	3,677,153
Aegon NV (Financials, Insurance)	334,000	1,662,881
ING Groep NV (Financials, Banks)	282,500	4,725,285
Koninklijke Philips NV (Industrials, Industrial Conglomerates)	127,500	4,505,923
X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing) †	58,400	2,114,080

		16,685,322

Norway: 1.07%
Atea ASA (Information Technology, IT Services)	84,900	1,034,961
Den Norske Bank ASA (Financials, Banks)	148,800	2,520,124
Marine Harvest ASA (Consumer Staples, Food Products)	143,900	2,520,588
Yara International ASA (Materials, Chemicals)	53,600	1,992,563

		8,068,236

Poland: 0.18%
Asseco Poland SA (Information Technology, Software)	101,800	1,324,477

Portugal: 0.52%
Energias de Portugal SA (Utilities, Electric Utilities)	1,007,800	3,706,533
Sonae SGPS SA (Consumer Staples, Food & Staples Retailing)	210,000	216,323

		3,922,856

Russia: 1.20%
Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	832,900	3,467,779
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	886	15,416
Gazprom Neft Sponsored ADR - London Exchange (Energy, Oil, Gas & Consumable Fuels) (i)	150,014	2,610,244
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels) «	60,400	2,914,300

		9,007,739

Singapore: 0.86%
DBS Group Holdings Limited (Financials, Banks)	262,300	3,880,520
United Overseas Bank Limited (Financials, Banks)	154,100	2,559,331

		6,439,851

South Africa: 0.45%
Barclays Africa Group Limited (Financials, Banks)	188,800	2,001,006
Petra Diamonds Limited (Materials, Metals & Mining) †	850,600	1,421,455

		3,422,461

South Korea: 2.07%
BNK Financial Group Incorporated (Financials, Banks)	127,000	1,134,334
E-MART Limited (Consumer Staples, Food & Staples Retailing)	8,500	1,844,855
Industrial Bank of Korea (Financials, Banks)	192,500	2,217,980
KT&G Corporation (Consumer Staples, Tobacco)	45,200	4,481,243
Kwangju Bank (Financials, Banks)	13,510	152,645
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	14,700	3,328,376
Woori Bank (Financials, Banks)	178,044	2,433,077

		15,592,510

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	67

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Spain: 2.92%
Banco Santander Central Hispano SA (Financials, Banks)	429,681	$2,790,384
Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing) «	483,500	2,975,861
Gas Natural SDG SA (Utilities, Gas Utilities)	209,300	5,271,324
Iberdrola SA (Utilities, Electric Utilities)	433,600	3,457,324
International Consolidated Airlines Group SA (Industrials, Airlines)	325,200	2,530,785
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	294,900	4,940,978

		21,966,656

Sweden: 1.60%
Boliden AB (Materials, Metals & Mining)	102,400	2,802,881
Electrolux AB Class B (Consumer Discretionary, Household Durables)	104,100	3,342,880
Nordea Bank AB (Financials, Banks)	177,300	2,276,581
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	144,900	1,747,189
Telia Company AB (Telecommunication Services, Diversified Telecommunication Services)	417,000	1,908,583

		12,078,114

Switzerland: 6.72%
Aryzta AG (Consumer Staples, Food Products)	42,100	1,329,222
Baloise Holding AG (Financials, Insurance)	28,800	4,406,752
Credit Suisse Group AG (Financials, Capital Markets)	221,500	3,041,609
Georg Fischer AG (Industrials, Machinery)	3,000	2,829,487
Helvetia Holding AG (Financials, Insurance)	4,600	2,662,021
Roche Holding AG (Health Care, Pharmaceuticals)	43,700	11,992,628
Swiss Life Holding AG (Financials, Insurance)	22,100	7,372,371
Swiss Reinsurance AG (Financials, Insurance)	75,700	6,901,358
UBS Group AG (Financials, Capital Markets)	290,700	4,622,147
Valiant Holding AG (Financials, Banks) (i)	22,700	2,641,361
Zurich Insurance Group AG (Financials, Insurance)	9,500	2,792,473

		50,591,429

Taiwan: 0.93%
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,112,000	3,807,839
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	1,035,000	3,193,191

		7,001,030

Thailand: 1.19%
Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	2,188,900	2,185,044
Krung Thai Bank PCL ADR (Financials, Banks)	4,470,600	2,507,001
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	1,003,900	2,269,533
Thanachart Capital PCL (Financials, Banks)	1,481,500	2,033,474

		8,995,052

Turkey: 0.24%
TAV Havalimanlari Holding AS (Industrials, Transportation Infrastructure)	366,300	1,795,212

United Kingdom: 15.99%
3i Group plc (Financials, Capital Markets)	409,100	4,717,591
AMEC Foster Wheeler plc (Energy, Energy Equipment & Services)	83,300	546,299
Aviva plc (Financials, Insurance)	398,600	2,696,276

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL VALUE PORTFOLIO

Security name		Shares	Value

United Kingdom (continued)
BAE Systems plc (Industrials, Aerospace & Defense)		1,049,200	$8,996,511
Barclays plc (Financials, Banks)		715,000	1,934,609
Barratt Developments plc (Consumer Discretionary, Household Durables)		410,800	3,241,935
Bellway plc (Consumer Discretionary, Household Durables)		80,100	2,916,570
Bovis Homes Group plc (Consumer Discretionary, Household Durables)		182,700	2,146,847
BP plc (Energy, Oil, Gas & Consumable Fuels)		1,023,400	6,153,908
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)		586,400	2,338,797
Carillion plc (Industrials, Construction & Engineering) «		764,400	2,003,270
Centrica plc (Utilities, Multi-Utilities)		898,500	2,353,549
Chemring Group plc (Industrials, Aerospace & Defense)		294,466	684,826
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)		345,400	2,810,370
Debenhams plc (Consumer Discretionary, Multiline Retail)		1,238,200	799,275
easyJet plc (Industrials, Airlines)		130,900	2,384,827
Firstgroup plc (Industrials, Road & Rail) †		952,400	1,838,226
GKN plc (Consumer Discretionary, Auto Components)		974,500	4,394,583
GlaxoSmithKline plc (Health Care, Pharmaceuticals)		555,600	12,194,729
Highland Gold Mining Limited (Materials, Metals & Mining)		705,997	1,387,204
Inchcape plc (Consumer Discretionary, Distributors)		156,300	1,645,314
Indivior plc (Health Care, Pharmaceuticals)		378,080	1,586,607
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)		1,270,500	4,599,904
Kingfisher plc (Consumer Discretionary, Specialty Retail)		651,600	2,729,391
Legal & General Group plc (Financials, Insurance)		1,927,000	6,251,802
Lloyds Banking Group plc (Financials, Banks)		3,891,100	3,539,023
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)		536,900	2,646,017
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		558,800	975,581
Meggitt plc (Industrials, Aerospace & Defense)		304,500	1,969,513
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		367,200	1,152,991
Mitie Group plc (Industrials, Commercial Services & Supplies) «		539,300	1,682,954
Mondi plc (Materials, Paper & Forest Products)		117,200	3,056,370
Old Mutual plc (Financials, Insurance)		698,000	1,692,555
Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)		501,100	2,945,421
Premier Foods plc (Consumer Staples, Food Products) †		73,926	38,814
Redrow plc (Consumer Discretionary, Household Durables)		388,600	2,806,378
Royal Mail plc (Industrials, Air Freight & Logistics)		382,800	2,177,068
SSE plc (Utilities, Electric Utilities)		170,900	3,313,953
Tate & Lyle plc (Consumer Staples, Food Products)		249,400	2,371,486
The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)		75,800	3,179,958
The Restaurant Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		138,516	649,991
TP Icap plc (Financials, Capital Markets)		279,500	1,718,862
Vesuvius plc (Industrials, Machinery)		145,400	1,085,639

			120,355,794

Total Common Stocks (Cost $684,751,114)			729,942,439

	Dividend yield

Preferred Stocks: 0.81%

Brazil: 0.81%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks) ±	5.33%	471,000	2,015,900
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	6.64	630,900	1,489,540

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	69

INTERNATIONAL VALUE PORTFOLIO

Security name	Dividend yield		Shares	Value

Brazil (continued)
Itausa Investimentos Itau SA (Financials, Banks) ±	2.16%		945,000	$2,613,684

Total Preferred Stocks (Cost $7,979,708)				6,119,124

		Expiration date

Rights: 0.01%

Switzerland: 0.01%
Credit Suisse Group AG (Financials, Banks) †		6-7-2017	99,400	46,182

Total Rights (Cost $0)				46,182

	Yield

Short-Term Investments: 4.85%

Investment Companies: 4.85%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04		29,130,426	29,133,339
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71		7,366,036	7,366,036

Total Short-Term Investments (Cost $36,499,081)				36,499,375

Total investments in securities (Cost $729,229,903) *	102.65%	772,607,120
Other assets and liabilities, net	(2.65)	(19,969,393)

Total net assets	100.00%	$752,637,727

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $732,321,026 and unrealized gains (losses) consists of:

Gross unrealized gains	$106,762,640
Gross unrealized losses	(66,476,546)

Net unrealized gains	$40,286,094

The following table shows the percent of total long-term investments by sector as of May 31, 2017:

Financials	25.91%
Industrials	14.28
Consumer Discretionary	13.47
Health Care	9.11
Materials	8.88
Consumer Staples	6.58
Utilities	5.56
Energy	5.36
Telecommunication Services	5.11
Information Technology	4.03
Real Estate	1.71

100.00%

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.82%

Consumer Discretionary: 5.92%

Hotels, Restaurants & Leisure: 1.51%
Yum China Holdings Incorporated †	28,006	$1,075,713

Media: 2.71%
Discovery Communications Incorporated Class C †	34,024	878,840
Time Warner Incorporated	10,573	1,051,908

		1,930,748

Specialty Retail: 1.70%
Best Buy Company Incorporated	3,976	236,135
Burlington Stores Incorporated †	5,871	574,477
Office Depot Incorporated	78,857	402,959

		1,213,571

Consumer Staples: 8.77%

Beverages: 1.14%
PepsiCo Incorporated	6,961	813,532

Food & Staples Retailing: 2.41%
Wal-Mart Stores Incorporated	6,442	506,341
Walgreens Boots Alliance Incorporated	14,974	1,213,193

		1,719,534

Food Products: 1.58%
Bunge Limited	14,028	1,121,819

Household Products: 0.61%
The Procter & Gamble Company	4,887	430,496

Tobacco: 3.03%
Altria Group Incorporated	20,473	1,544,483
Philip Morris International	5,141	615,892

		2,160,375

Energy: 10.04%

Energy Equipment & Services: 0.03%
Ensco plc Class A	3,328	20,767

Oil, Gas & Consumable Fuels: 10.01%
Apache Corporation	1,687	78,884
Chevron Corporation	1,313	135,869
ConocoPhillips	9,932	443,861
Continental Resources Incorporated †	644	24,214
EOG Resources Incorporated	14,620	1,320,332
Exxon Mobil Corporation	12,966	1,043,763
Marathon Petroleum Corporation	27,702	1,441,612
RSP Permian Incorporated †	27,644	983,850

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	71

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corporation	25,558	$1,571,050
World Fuel Services Corporation	2,441	86,265

		7,129,700

Financials: 28.10%

Banks: 10.53%
Bank of America Corporation	86,146	1,930,532
Citigroup Incorporated	22,195	1,343,685
JPMorgan Chase & Company	36,241	2,977,198
PacWest Bancorp	2,217	103,467
US Bancorp	22,413	1,140,598

		7,495,480

Capital Markets: 2.48%
Bank of New York Mellon Corporation	37,505	1,767,236

Consumer Finance: 3.45%
Ally Financial Incorporated	5,032	93,293
Discover Financial Services	25,068	1,471,492
Synchrony Financial	33,124	889,379

		2,454,164

Diversified Financial Services: 4.87%
Berkshire Hathaway Incorporated Class B †	21,004	3,471,541

Insurance: 4.15%
Assured Guaranty Limited	25,145	982,164
Athene Holding Limited Class A †	25,268	1,245,207
Chubb Limited	2,900	415,251
CNO Financial Group Incorporated	5,046	103,393
Unum Group	4,674	210,237

		2,956,252

Mortgage REITs: 0.98%
New Residential Investment Corporation	43,349	697,485

Thrifts & Mortgage Finance: 1.64%
MGIC Investment Corporation †	32,540	344,273
Radian Group Incorporated	51,347	824,633

		1,168,906

Health Care: 12.75%

Biotechnology: 2.76%
Amgen Incorporated	6,674	1,036,072
Biogen Incorporated	3,762	932,111

		1,968,183

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Health Care Providers & Services: 0.24%
Express Scripts Holding Company †	2,711	$161,982
Magellan Health Incorporated †	155	10,656

		172,638

Pharmaceuticals: 9.75%
Johnson & Johnson	26,463	3,393,880
Merck & Company Incorporated	41,172	2,680,709
Pfizer Incorporated	26,488	864,833

		6,939,422

Industrials: 9.11%

Aerospace & Defense: 1.68%
General Dynamics Corporation	379	77,032
Spirit AeroSystems Holdings Incorporated Class A	9,773	532,531
United Technologies Corporation	4,831	585,904

		1,195,467

Air Freight & Logistics: 1.66%
Expeditors International of Washington Incorporated	525	28,025
FedEx Corporation	5,946	1,152,573

		1,180,598

Airlines: 2.76%
Southwest Airlines Company	25,754	1,547,558
United Continental Holdings Incorporated †	5,238	417,311

		1,964,869

Commercial Services & Supplies: 0.26%
HNI Corporation	4,401	189,331

Electrical Equipment: 0.46%
EnerSys	4,399	325,790

Industrial Conglomerates: 1.73%
General Electric Company	10,179	278,701
Honeywell International Incorporated	7,180	954,868

		1,233,569

Machinery: 0.56%
Cummins Incorporated	2,513	396,300

Information Technology: 10.34%

Communications Equipment: 3.18%
Cisco Systems Incorporated	71,820	2,264,485

Electronic Equipment, Instruments & Components: 2.11%
Keysight Technologies Incorporated †	20,199	780,489
Sanmina Corporation †	9,509	348,029

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	73

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Synnex Corporation	982	$109,257
Tech Data Corporation †	2,755	267,152

		1,504,927

Internet Software & Services: 0.17%
eBay Incorporated †	2,917	100,053
LogMeIn Incorporated	194	21,534

		121,587

IT Services: 0.36%
DXC Technology Company	3,272	253,645

Semiconductors & Semiconductor Equipment: 3.58%
Broadcom Limited	2,398	574,273
Intel Corporation	22,440	810,308
Micron Technology Incorporated †	3,772	116,064
Texas Instruments Incorporated	12,697	1,047,376

		2,548,021

Software: 0.59%
Adobe Systems Incorporated †	2,946	417,920

Technology Hardware, Storage & Peripherals: 0.35%
Hewlett Packard Enterprise Company	13,407	252,186

Materials: 1.77%

Chemicals: 0.57%
Huntsman Corporation	664	15,870
The Chemours Company	9,863	394,421

		410,291

Containers & Packaging: 1.00%
WestRock Company	13,055	710,453

Metals & Mining: 0.20%
Cliffs Natural Resources Incorporated †	7,215	42,496
Coeur D’alene Mines Corporation †	1	9
Southern Copper Corporation	2,886	100,895

		143,400

Real Estate: 2.50%

Equity REITs: 1.65%
Quality Care Properties Incorporated †	43,823	741,485
Rayonier Incorporated	15,330	430,620

		1,172,105

Real Estate Management & Development: 0.85%
CBRE Group Incorporated Class A †	17,372	605,935

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

LARGE COMPANY VALUE PORTFOLIO

Security name		Shares	Value

Telecommunication Services: 2.51%

Diversified Telecommunication Services: 0.90%
AT&T Incorporated		1,956	$75,365
General Communication Incorporated Class A †		1,183	43,759
Verizon Communications Incorporated		11,140	519,570

			638,694

Wireless Telecommunication Services: 1.61%
Sprint Corporation †		95,633	811,924
T-Mobile US Incorporated †		363	24,473
Telephone & Data Systems Incorporated		10,882	310,463

			1,146,860

Utilities: 6.01%

Electric Utilities: 6.01%
American Electric Power Company Incorporated		11,284	809,966
Avangrid Incorporated		1	45
Exelon Corporation		14,391	522,537
NextEra Energy Incorporated		1,167	165,060
PG&E Corporation		15,819	1,081,703
PPL Corporation		42,549	1,698,131

			4,277,442

Total Common Stocks (Cost $65,827,081)			69,661,437

	Yield
Short-Term Investments: 2.06%

Investment Companies: 2.06%
Wells Fargo Government Money Market Select Class (l)(u)	0.71%	1,468,513	1,468,513

Total Short-Term Investments (Cost $1,468,513)			1,468,513

Total investments in securities (Cost $67,295,594) *	99.88%	71,129,950
Other assets and liabilities, net	0.12	88,859

Total net assets	100.00%	$71,218,809

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $67,714,293 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,630,716
Gross unrealized losses	(2,215,059)

Net unrealized gains	$3,415,657

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	75

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.07%

Consumer Discretionary: 11.18%

Auto Components: 1.50%
Fox Factory Holding Corporation †	336,360	$11,049,419
Gentherm Incorporated †	371,453	14,003,778

		25,053,197

Diversified Consumer Services: 0.54%
Houghton Mifflin Harcourt Company †	734,787	9,074,619

Hotels, Restaurants & Leisure: 2.02%
Del Taco Restaurants Incorporated †	736,285	9,446,537
Extended Stay America Incorporated	946,194	17,220,731
Zoe’s Kitchen Incorporated †«	509,494	7,087,062

		33,754,330

Media: 2.54%
IMAX Corporation †«	691,033	17,310,377
Lions Gate Entertainment Class A «	245,681	6,657,955
Lions Gate Entertainment Class B †	306,107	7,741,446
Media General Incorporated †(a)	347,897	0
Nexstar Broadcasting Group Incorporated	189,928	10,863,882

		42,573,660

Specialty Retail: 4.19%
At Home Group Incorporated †«	365,203	6,843,904
Burlington Stores Incorporated †	179,504	17,564,466
Carvana Corporation †«	89,428	898,751
Chico’s FAS Incorporated	729,160	6,897,854
Dick’s Sporting Goods Incorporated	378,142	15,552,980
Monro Muffler Brake Incorporated	196,734	9,758,006
Party City Holdco Incorporated †«	760,645	12,588,675

		70,104,636

Textiles, Apparel & Luxury Goods: 0.39%
G-III Apparel Group Limited †	335,789	6,571,391

Consumer Staples: 2.16%

Food & Staples Retailing: 1.18%
Performance Food Group Company †	697,677	19,744,259

Household Products: 0.98%
Central Garden & Pet Company Class A †	564,614	16,322,991

Energy: 2.42%

Energy Equipment & Services: 0.60%
Keane Group Incorporated †«	645,863	9,933,373

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 1.82%
Diamondback Energy Incorporated †	94,154	$8,733,725
GasLog Limited «	755,035	9,777,703
Oasis Petroleum Incorporated †	685,956	6,694,931
QEP Resources Incorporated †	530,961	5,309,610

		30,515,969

Financials: 8.32%

Banks: 2.49%
ServisFirst Bancshares Incorporated	302,317	10,351,334
Signature Bank †	75,810	10,842,346
SVB Financial Group †	119,918	20,446,019

		41,639,699

Capital Markets: 3.48%
Evercore Partners Incorporated Class A	282,097	19,126,177
Stifel Financial Corporation †	338,013	14,409,494
Virtu Financial Incorporated Class A «	840,926	13,707,094
Virtus Investment Partners Incorporated	109,434	11,020,004

		58,262,769

Insurance: 1.15%
Argo Group International Holdings Limited	312,249	19,328,213

Thrifts & Mortgage Finance: 1.20%
Essent Group Limited †	552,344	20,033,517

Health Care: 20.17%

Biotechnology: 4.03%
Alder Biopharmaceuticals Incorporated †	259,337	3,993,790
Alnylam Pharmaceuticals Incorporated †	140,350	9,187,311
Bioverativ Incorporated †	209,414	11,536,617
Clovis Oncology Incorporated †	98,156	5,070,739
Emergent BioSolutions Incorporated	201,411	6,431,053
Flexion Therapeutics Incorporated †«	444,506	7,596,608
Galapagos NV †	72,058	5,932,535
Intrexon Corporation «	319,002	6,801,123
Tesaro Incorporated †«	73,007	10,900,675

		67,450,451

Health Care Equipment & Supplies: 7.66%
AngioDynamics Incorporated †	466,354	7,032,618
Atricure Incorporated †	534,424	11,164,117
Cerus Corporation †«	2,032,857	4,655,243
DexCom Incorporated †	181,691	12,144,226
Glaukos Corporation †«	172,548	7,024,429
Inogen Incorporated †	222,045	19,682,069
K2M Group Holdings Incorporated †	584,906	13,306,612
Nevro Corporation †«	203,730	14,022,736

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	77

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
Novocure Limited †«	654,028	$8,208,051
The Spectranetics Corporation †	565,712	15,274,224
Wright Medical Group NV †«	590,909	15,789,088

		128,303,413

Health Care Providers & Services: 3.78%
AMN Healthcare Services Incorporated †	410,680	14,887,150
HealthEquity Incorporated †	456,988	20,930,050
Surgery Partners Incorporated †	567,254	12,366,137
Teladoc Incorporated †«	492,337	15,065,512

		63,248,849

Health Care Technology: 2.89%
athenahealth Incorporated †«	86,350	11,569,173
Evolent Health Incorporated Class A †«	607,805	13,949,125
Medidata Solutions Incorporated †	184,031	13,099,327
Vocera Communications Incorporated †	364,206	9,735,226

		48,352,851

Life Sciences Tools & Services: 1.22%
ICON plc ADR †	216,999	20,419,606

Pharmaceuticals: 0.59%
Pacira Pharmaceuticals Incorporated †	221,539	9,836,332

Industrials: 16.83%

Air Freight & Logistics: 0.52%
Hub Group Incorporated Class A †	244,094	8,750,770

Building Products: 5.06%
A.O. Smith Corporation	374,937	20,572,793
Apogee Enterprises Incorporated	410,955	21,895,682
JELD-WEN Holding Incorporated †	173,236	5,411,893
Masonite International Corporation †	170,682	12,570,729
NCI Building Systems Incorporated †	824,841	13,733,603
PGT Incorporated †	912,404	10,447,026

		84,631,726

Commercial Services & Supplies: 2.33%
Copart Incorporated †	774,066	24,143,119
KAR Auction Services Incorporated	339,405	14,787,876

		38,930,995

Construction & Engineering: 0.89%
Granite Construction Incorporated	317,778	14,891,077

Machinery: 3.76%
EnPro Industries Incorporated	264,507	17,671,713
Gardner Denver Holdings Incorporated †	459,743	10,541,907

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Machinery (continued)
REV Group Incorporated «	523,231	$14,048,752
SPX Corporation †	415,925	10,019,633
Wabash National Corporation «	530,644	10,607,574

		62,889,579

Professional Services: 1.71%
On Assignment Incorporated †	401,014	21,013,134
RPX Corporation †	571,987	7,573,108

		28,586,242

Road & Rail: 2.39%
Genesee & Wyoming Incorporated Class A †	234,765	15,377,108
Schneider National Incorporated Class B †	675,989	13,425,142
Swift Transportation Company †«	469,035	11,233,388

		40,035,638

Trading Companies & Distributors: 0.17%
Foundation Building Material †	215,128	2,904,228

Information Technology: 31.16%

Communications Equipment: 1.11%
Ciena Corporation †	791,472	18,583,763

Electronic Equipment, Instruments & Components: 1.76%
OSI Systems Incorporated †	194,750	15,422,253
Tech Data Corporation †	144,782	14,039,511

		29,461,764

Internet Software & Services: 6.95%
2U Incorporated †«	468,990	20,049,323
Benefitfocus Incorporated †«	413,889	13,161,670
Cloudera Incorporated †«	261,824	5,432,848
Cornerstone OnDemand Incorporated †	370,300	13,834,408
Hortonworks Incorporated †«	773,282	9,557,766
Mimecast Limited †	438,722	11,766,524
New Relic Incorporated †	318,608	13,913,611
Okta Incorporated †	188,639	4,923,478
Pandora Media Incorporated †«	690,128	6,142,139
Shopify Incorporated Class A †	191,512	17,592,292

		116,374,059

IT Services: 2.47%
Acxiom Corporation †	790,983	20,723,755
Vantiv Incorporated Class A †	327,472	20,539,044

		41,262,799

Semiconductors & Semiconductor Equipment: 7.28%
Axcelis Technologies Incorporated †	354,830	7,717,553
Cypress Semiconductor Corporation	1,493,960	20,900,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	79

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

Semiconductors & Semiconductor Equipment (continued)
FormFactor Incorporated †		1,107,737	$16,283,734
MACOM Technology Solutions Holdings Incorporated †		145,479	8,869,855
Microsemi Corporation †		463,396	22,757,378
Nanometrics Incorporated †		331,687	9,220,899
Silicon Motion Technology Corporation ADR		245,336	12,818,806
Teradyne Incorporated		653,541	23,233,383

			121,802,108

Software: 11.59%
Atlassian Corporation plc Class A †«		454,804	16,263,791
Cadence Design Systems Incorporated †		650,355	22,853,475
CyberArk Software Limited †«		313,424	15,360,910
Nuance Communications Incorporated †		976,986	18,084,011
PTC Incorporated †		487,320	28,059,886
Realpage Incorporated †		638,119	22,078,917
SS&C Technologies Holdings Incorporated		914,202	34,355,711
Talend SA †		281,002	9,208,436
Ultimate Software Group Incorporated †«		59,911	13,224,754
Zendesk Incorporated †		556,255	14,451,505

			193,941,396

Materials: 2.61%

Metals & Mining: 1.54%
Carpenter Technology Corporation		322,873	11,775,178
Steel Dynamics Incorporated		414,155	14,077,128

			25,852,306

Paper & Forest Products: 1.07%
Boise Cascade Company †		662,328	17,849,740

Real Estate: 1.22%

Equity REITs: 1.22%
QTS Realty Trust Incorporated Class A		392,148	20,477,969

Total Common Stocks (Cost $1,270,934,553)			1,607,750,284

	Yield
Short-Term Investments: 15.99%

Investment Companies: 15.99%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	205,550,129	205,570,684
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71	62,006,657	62,006,657

Total Short-Term Investments (Cost $267,564,475)			267,577,341

Total investments in securities (Cost $1,538,499,028) *	112.06%	1,875,327,625
Other assets and liabilities, net	(12.06)	(201,803,179)

Total net assets	100.00%	$1,673,524,446

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,558,259,462 and unrealized gains (losses) consists of:

Gross unrealized gains	$394,471,665
Gross unrealized losses	(77,403,502)

Net unrealized gains	$317,068,163

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	81

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.36%

Consumer Discretionary: 18.52%

Auto Components: 2.06%
American Axle & Manufacturing Holdings Incorporated †	112,135	$1,694,354
Visteon Corporation †	27,148	2,722,673

		4,417,027

Diversified Consumer Services: 1.52%
Adtalem Global Education Incorporated	87,003	3,253,912

Hotels, Restaurants & Leisure: 6.55%
ClubCorp Holdings Incorporated	151,834	2,019,392
Eldorado Resorts Incorporated †	161,960	3,360,670
Extended Stay America Incorporated	116,154	2,114,003
Penn National Gaming Incorporated †	185,641	3,588,441
Red Robin Gourmet Burgers Incorporated †	41,001	2,955,147

		14,037,653

Household Durables: 3.23%
Century Communities Incorporated †	88,455	2,202,530
Taylor Morrison Home Corporation Class A †	83,986	1,952,675
TRI Pointe Homes Incorporated †	223,703	2,767,206

		6,922,411

Internet & Direct Marketing Retail: 1.13%
1-800-Flowers.com Incorporated Class A †	241,063	2,410,630

Leisure Products: 1.09%
American Outdoor Brands Corporation †«	102,616	2,324,252

Media: 0.82%
Regal Entertainment Group Class A «	84,075	1,748,760

Specialty Retail: 1.34%
Asbury Automotive Group Incorporated †	28,926	1,618,410
Urban Outfitters Incorporated †	66,868	1,261,799

		2,880,209

Textiles, Apparel & Luxury Goods: 0.78%
Oxford Industries Incorporated	31,262	1,680,020

Consumer Staples: 2.53%

Food & Staples Retailing: 1.36%
The Andersons Incorporated	44,211	1,551,806
United Natural Foods Incorporated †	34,309	1,370,301

		2,922,107

Food Products: 1.17%
Darling Ingredients Incorporated †	159,245	2,495,369

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Energy: 5.56%

Energy Equipment & Services: 2.39%
Basic Energy Services Incorporated †	60,052	$1,650,829
RPC Incorporated «	96,030	1,804,404
Unit Corporation †	93,153	1,660,918

		5,116,151

Oil, Gas & Consumable Fuels: 3.17%
Callon Petroleum Company †	146,053	1,653,320
Delek US Holdings Incorporated	110,292	2,704,360
Scorpio Tankers Incorporated «	353,053	1,313,357
SM Energy Company	66,169	1,122,888

		6,793,925

Financials: 26.19%

Banks: 18.47%
Cathay General Bancorp	65,746	2,333,983
CenterState Banks Incorporated	78,196	1,879,832
Chemical Financial Corporation	49,719	2,235,863
ConnectOne Bancorp Incorporated	73,189	1,595,520
Customers Bancorp Incorporated †	60,275	1,684,686
FCB Financial Holdings Class A †	44,059	2,017,902
First Bancorp	53,041	1,472,418
FNB Corporation	164,166	2,166,991
Great Western Bancorp Incorporated	61,681	2,335,243
Independent Bank Group Incorporated	47,576	2,669,014
MB Financial Incorporated	55,097	2,268,894
Opus Bank	60,960	1,310,640
Pinnacle Financial Partners Incorporated	35,715	2,148,257
Renasant Corporation	68,090	2,720,196
Simmons First National Corporation Class A	36,536	1,854,202
Sterling BanCorp	98,348	2,109,565
Texas Capital Bancshares Incorporated †	29,014	2,129,628
TriCo Bancshares	12,059	420,618
WesBanco Incorporated	46,696	1,735,223
Wintrust Financial Corporation	36,123	2,483,817

		39,572,492

Capital Markets: 0.80%
Stifel Financial Corporation †	40,339	1,719,652

Consumer Finance: 1.89%
Encore Capital Group Incorporated †«	53,394	1,932,863
PRA Group Incorporated †	61,027	2,123,740

		4,056,603

Insurance: 4.09%
Horace Mann Educators Corporation	64,681	2,474,048
James River Group Holdings Limited	51,479	2,040,628

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	83

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Insurance (continued)
Kemper Corporation	53,056	$2,024,086
Primerica Incorporated	30,639	2,212,136

		8,750,898

Thrifts & Mortgage Finance: 0.94%
Bofi Holding Incorporated †«	90,168	2,001,730

Health Care: 5.51%

Health Care Equipment & Supplies: 1.24%
Merit Medical Systems Incorporated †	74,645	2,649,898

Health Care Providers & Services: 3.35%
Acadia Healthcare Company Incorporated †«	53,081	2,194,369
Magellan Health Services Incorporated †	36,262	2,493,013
PharMerica Corporation †	101,315	2,502,481

		7,189,863

Life Sciences Tools & Services: 0.92%
Charles River Laboratories International Incorporated †	21,377	1,967,753

Industrials: 9.30%

Aerospace & Defense: 1.20%
Triumph Group Incorporated	79,192	2,581,659

Commercial Services & Supplies: 3.31%
Interface Incorporated	128,189	2,634,284
LSC Communications Incorporated	94,234	2,004,357
West Corporation	105,613	2,447,053

		7,085,694

Construction & Engineering: 1.77%
KBR Incorporated	104,812	1,428,588
Tutor Perini Corporation †	90,749	2,354,937

		3,783,525

Electrical Equipment: 0.78%
Generac Holdings Incorporated †	47,957	1,661,710

Trading Companies & Distributors: 2.24%
Air Lease Corporation	73,756	2,723,072
Triton International Limited	74,452	2,086,145

		4,809,217

Information Technology: 13.58%

Communications Equipment: 2.22%
Comtech Telecommunications Corporation	148,460	2,142,278
Finisar Corporation †	105,760	2,608,042

		4,750,320

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 3.07%
Anixter International Incorporated †	25,517	$1,926,534
VeriFone Systems Incorporated †	95,737	1,751,030
Vishay Intertechnology Incorporated «	177,143	2,896,288

		6,573,852

Semiconductors & Semiconductor Equipment: 6.01%
Cirrus Logic Incorporated †	40,899	2,697,289
Cypress Semiconductor Corporation	227,527	3,183,103
MKS Instruments Incorporated	36,018	2,944,472
Smart Global Holdings Incorporated †	77,608	1,016,665
Veeco Instruments Incorporated †	96,352	3,030,270

		12,871,799

Software: 2.28%
Nuance Communications Incorporated †	110,707	2,049,187
Tivo Corporation	159,595	2,840,791

		4,889,978

Materials: 2.13%

Chemicals: 1.75%
A. Schulman Incorporated	59,884	1,754,601
Cabot Corporation	38,294	2,000,096

		3,754,697

Metals & Mining: 0.38%
AK Steel Holding Corporation †	132,566	808,653
Ferroglobe Representation & Warranty Insurance Trust †(a)	224,340	0

		808,653

Real Estate: 9.29%

Equity REITs: 8.56%
Brandywine Realty Trust	136,278	2,375,326
Corporate Office Properties Trust	73,854	2,491,095
Cousins Properties Incorporated	274,999	2,353,991
Equity Commonwealth †	74,440	2,316,573
Four Corners Property Trust Incorporated	120,257	2,960,727
Kite Realty Group Trust	92,806	1,667,724
Ramco-Gershenson Properties Trust	141,763	1,784,796
Sunstone Hotel Investors Incorporated	153,061	2,389,282

		18,339,514

Real Estate Management & Development: 0.73%
Alexander & Baldwin Incorporated	39,351	1,574,827

Utilities: 4.75%

Electric Utilities: 4.75%
ALLETE Incorporated	30,172	2,214,323
El Paso Electric Company	43,991	2,375,514

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	85

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Electric Utilities (continued)
PNM Resources Incorporated			59,715	$2,299,028
Portland General Electric Company			45,047	2,132,525
Spark Energy Incorporated Class A «			26,290	1,152,817

				10,174,207

Total Common Stocks (Cost $177,138,663)				208,570,967

		Expiration date

Warrants: 0.00%

Health Care: 0.00%

Health Care Equipment & Supplies: 0.00%
EnteroMedics Incorporated †(a)		6-1-2017	9,104	0

Total Warrants (Cost $0)				0

	Yield
Short-Term Investments: 8.70%

Investment Companies: 8.70%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%		13,908,596	13,909,987
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71		4,735,638	4,735,638

Total Short-Term Investments (Cost $18,644,981)				18,645,625

Total investments in securities (Cost $195,783,644) *	106.06%	227,216,592
Other assets and liabilities, net	(6.06)	(12,991,793)

Total net assets	100.00%	$214,224,799

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $196,525,339 and unrealized gains (losses) consists of:

Gross unrealized gains	$39,758,195
Gross unrealized losses	(9,066,942)

Net unrealized gains	$30,691,253

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2017

CORE BOND PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 31.25%
FHLMC ±	2.63%	7-1-2046	$17,951,084	$18,418,528	0.35%
FHLMC %%	3.00	6-13-2047	42,300,000	42,469,365	0.82
FHLMC	1.69-7.00	8-1-2017 to 7-13-2047	212,412,214	226,041,210	4.39
FHLMC	3.50	12-1-2029	33,027,507	34,804,732	0.67
FHLMC	4.00	1-1-2034	17,241,154	18,393,151	0.35
FHLMC	4.50	5-1-2047	15,763,893	17,242,755	0.33
FHLMC Series 4640 Class LD	4.00	9-15-2043	20,990,787	22,373,769	0.43
FNMA	1.20-8.09	6-1-2017 to 7-13-2047	712,064,728	758,920,598	14.59
FNMA ¤	0.00	10-9-2019	51,655,000	49,528,157	0.95
FNMA %%	3.00	6-13-2047	32,300,000	32,446,358	0.62
FNMA	4.00	4-1-2047	18,426,163	19,733,283	0.38
FNMA %%	4.00	7-13-2047	42,300,000	44,581,888	0.86
FNMA	5.00	8-1-2056	27,977,466	30,950,105	0.60
GNMA %%	3.00	6-21-2047	51,000,000	51,932,341	1.00
GNMA	3.50-6.50	8-15-2039 to 6-21-2047	40,175,462	43,512,481	0.84
GNMA	3.50	1-20-2047	18,776,678	19,599,530	0.38
GNMA %%	3.50	6-21-2047	30,000,000	31,282,032	0.60
GNMA %%	3.50	7-20-2047	80,100,000	83,388,482	1.61
GNMA	4.00	4-20-2047	18,164,327	19,238,064	0.37
GNMA	4.00	5-20-2047	24,324,869	25,798,955	0.50
GNMA (a)	4.00	6-1-2047	29,671,000	31,469,062	0.61

Total Agency Securities (Cost $1,616,502,718)				1,622,124,846	31.25

Asset-Backed Securities: 13.97%
Navient Student Loan Trust	1.50-3.91	9-16-2024 to 2-25-2070	76,834,151	77,765,960	1.51
Navient Student Loan Trust Series 2017-1A Class A3 ±144A	2.14	7-26-2066	22,408,000	22,661,450	0.44
SLM Student Loan Trust	1.20-2.95	1-25-2019 to 11-25-2070	105,987,717	104,180,569	2.00
SLM Student Loan Trust Series 2012-1 Class A3 ±	1.94	9-25-2028	18,292,000	18,363,820	0.35
SLM Student Loan Trust Series 2014-2 Class A3 ±	1.58	3-25-2055	19,322,000	19,313,027	0.37
SMB Private Education Loan Trust	1.69-2.98	2-15-2023 to 9-15-2034	124,423,366	125,412,016	2.41
SMB Private Education Loan Trust Series 2016-A Class A2B ±144A	2.49	5-15-2031	16,601,000	17,114,949	0.33
Other securities				340,469,738	6.56

Total Asset-Backed Securities (Cost $722,307,713)				725,281,529	13.97

Corporate Bonds and Notes: 19.95%

Consumer Discretionary: 0.90%

Hotels, Restaurants & Leisure: 0.17%
Other securities				8,754,337	0.17

Media: 0.73%
Other securities				37,941,421	0.73

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	87

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Consumer Staples: 1.82%

Beverages: 0.55%
Other securities				$28,602,885	0.55%

Food & Staples Retailing: 0.78%
Other securities				40,411,330	0.78

Food Products: 0.36%
Other securities				18,716,696	0.36

Tobacco: 0.13%
Other securities				6,524,983	0.13

Energy: 1.57%

Energy Equipment & Services: 0.10%
Other securities				5,146,829	0.10

Oil, Gas & Consumable Fuels: 1.47%
Other securities				76,279,557	1.47

Financials: 5.79%

Banks: 1.94%
Other securities				100,833,679	1.94

Capital Markets: 1.77%
Morgan Stanley	2.63%	11-17-2021	$19,390,000	19,437,447	0.38
Other securities				72,348,232	1.39

				91,785,679	1.77

Consumer Finance: 1.17%
Other securities				60,599,050	1.17

Diversified Financial Services: 0.04%
Other securities				2,236,013	0.04

Insurance: 0.77%
Other securities				40,080,224	0.77

REITs: 0.10%
Other securities				5,243,067	0.10

Health Care: 1.29%

Biotechnology: 0.52%
Other securities				26,749,181	0.52

Health Care Equipment & Supplies: 0.65%
Other securities				33,884,726	0.65

Pharmaceuticals: 0.12%
Other securities				6,221,483	0.12

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2017

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Industrials: 0.81%

Aerospace & Defense: 0.25%
Other securities				$12,811,639	0.25%

Air Freight & Logistics: 0.16%
Other securities				8,075,046	0.16

Construction & Engineering: 0.05%
Other securities				2,651,190	0.05

Machinery: 0.08%
Other securities				4,335,035	0.08

Road & Rail: 0.18%
Other securities				9,178,241	0.18

Trading Companies & Distributors: 0.09%
Other securities				4,851,358	0.09

Information Technology: 3.49%

Communications Equipment: 0.46%
Other securities				23,897,510	0.46

IT Services: 0.27%
Other securities				13,736,379	0.27

Semiconductors & Semiconductor Equipment: 0.42%
Other securities				21,699,588	0.42

Software: 0.81%
Other securities				42,107,080	0.81

Technology Hardware, Storage & Peripherals: 1.53%
Apple Incorporated	1.80%	5-11-2020	$18,350,000	18,364,093	0.35
Apple Incorporated	2.30	5-11-2022	18,360,000	18,432,944	0.35
Apple Incorporated	2.85-4.38	2-9-2024 to 2-9-2047	28,465,000	29,061,937	0.57
Other securities				13,742,249	0.26

				79,601,223	1.53

Materials: 0.70%

Chemicals: 0.54%
Other securities				28,293,456	0.54

Containers & Packaging: 0.10%
Other securities				4,956,527	0.10

Metals & Mining: 0.06%
Other securities				3,205,800	0.06

Real Estate: 0.55%
Other securities				28,372,663	0.55

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	89

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Telecommunication Services: 1.36%

Diversified Telecommunication Services: 1.36%
Other securities				$70,776,977	1.36%

Utilities: 1.67%

Electric Utilities: 1.47%
Other securities				76,252,793	1.47

Gas Utilities: 0.02%
Other securities				1,356,800	0.02

Multi-Utilities: 0.18%
Other securities				9,372,849	0.18

Total Corporate Bonds and Notes (Cost $1,021,614,315)				1,035,543,294	19.95

Municipal Obligations: 0.65%

California: 0.24%
Other securities				12,136,821	0.24

Nevada: 0.12%
Other securities				6,323,756	0.12

New York: 0.13%
Other securities				6,916,274	0.13

Ohio: 0.04%
Other securities				1,985,611	0.04

Texas: 0.12%
Other securities				6,330,756	0.12

Total Municipal Obligations (Cost $28,888,454)				33,693,218	0.65

Non-Agency Mortgage-Backed Securities: 5.11%
JPMorgan Chase & Company	1.32-4.72%	8-5-2032 to 7-15-2050	$72,569,888	74,878,151	1.44
SoFi Professional Loan Program LLC	1.53-2.76	4-25-2033 to 7-25-2040	58,683,159	58,869,692	1.15
Other securities				131,554,721	2.52

Total Non-Agency Mortgage-Backed Securities (Cost $264,802,263)				265,302,564	5.11

U.S. Treasury Securities: 29.86%
U.S. Treasury Bond	2.50	2-15-2046	49,355,000	45,655,300	0.88
U.S. Treasury Bond	2.50	5-15-2046	38,269,000	35,380,877	0.68
U.S. Treasury Bond	2.88	11-15-2046	44,817,000	44,799,477	0.86
U.S. Treasury Bond ##	3.00	11-15-2045	27,871,000	28,555,790	0.55
U.S. Treasury Bond	3.00	2-15-2047	58,572,000	60,066,055	1.16
U.S. Treasury Bond	3.00	5-15-2047	13,692,000	14,049,279	0.27
U.S. Treasury Note	1.13	2-28-2021	21,208,000	20,837,687	0.40
U.S. Treasury Note ##	1.13	7-31-2021	61,475,000	60,125,439	1.16

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2017

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.25%	3-31-2019	$68,556,000	$68,521,174	1.32%
U.S. Treasury Note «	1.25	4-30-2019	41,947,000	41,917,511	0.81
U.S. Treasury Note	1.25	5-31-2019	138,327,000	138,224,361	2.66
U.S. Treasury Note ##	1.38	5-15-2020	156,110,000	156,402,706	3.01
U.S. Treasury Note	1.38-2.00	2-28-2019 to 5-31-2024	69,266,000	69,427,508	1.34
U.S. Treasury Note	1.38	1-31-2021	53,008,000	52,602,171	1.01
U.S. Treasury Note	1.50	5-31-2020	44,592,000	44,649,479	0.86
U.S. Treasury Note	1.50	8-15-2026	91,541,000	86,234,460	1.66
U.S. Treasury Note	1.75	5-31-2022	63,220,000	63,210,122	1.22
U.S. Treasury Note	1.88	1-31-2022	84,123,000	84,625,803	1.63
U.S. Treasury Note	1.88	3-31-2022	48,674,000	48,942,096	0.94
U.S. Treasury Note «	1.88	4-30-2022	91,098,000	91,574,807	1.77
U.S. Treasury Note	2.00	10-31-2021	35,231,000	35,660,395	0.69
U.S. Treasury Note	2.00	12-31-2021	47,116,000	47,675,503	0.92
U.S. Treasury Note ##	2.00	11-15-2026	80,882,000	79,453,947	1.53
U.S. Treasury Note	2.25	2-15-2027	78,420,000	78,643,654	1.52
U.S. Treasury Note	2.38	5-15-2027	51,760,000	52,524,288	1.01

Total U.S. Treasury Securities (Cost $1,547,698,639)				1,549,759,889	29.86

Yankee Corporate Bonds and Notes: 5.86%

Consumer Discretionary: 0.08%

Media: 0.08%
Other securities				4,352,156	0.08

Energy: 0.78%

Oil, Gas & Consumable Fuels: 0.78%
Other securities				40,688,499	0.78

Financials: 3.59%

Banks: 3.00%
Japan Bank for International Cooperation	1.50	7-21-2021	19,892,000	19,257,903	0.37
Japan Bank for International Cooperation	1.75-2.88	5-28-2020 to 6-1-2027	20,747,000	20,637,358	0.40
Japan Bank for International Cooperation	2.25	2-24-2020	18,290,000	18,405,044	0.36
Other securities				97,383,267	1.87

				155,683,572	3.00

Consumer Finance: 0.35%
Other securities				18,424,034	0.35

Diversified Financial Services: 0.24%
Other securities				12,211,585	0.24

Health Care: 0.44%

Pharmaceuticals: 0.44%
Other securities				22,985,662	0.44

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	91

CORE BOND PORTFOLIO

Security name			Value	Percent of net assets

Industrials: 0.01%

Chemicals: 0.01%
Other securities			$625,917	0.01%

Materials: 0.34%

Chemicals: 0.15%
Other securities			7,842,337	0.15

Metals & Mining: 0.11%
Other securities			5,705,514	0.11

Paper & Forest Products: 0.08%
Other securities			3,819,855	0.08

Telecommunication Services: 0.06%

Diversified Telecommunication Services: 0.06%
Other securities			3,034,238	0.06

Utilities: 0.56%

Electric Utilities: 0.56%
Other securities			28,910,811	0.56

Total Yankee Corporate Bonds and Notes (Cost $299,729,924)			304,284,180	5.86

Yankee Government Bonds: 1.30%
Other securities			67,297,925	1.30

Total Yankee Government Bonds (Cost $65,862,701)			67,297,925	1.30

	Yield	Shares

Short-Term Investments: 3.76%

Investment Companies: 3.76%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	109,666,213	109,677,180	2.11
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.71	85,527,614	85,527,614	1.65

Total Short-Term Investments (Cost $195,204,596)			195,204,794	3.76

Total investments in securities (Cost $5,762,611,323) *			5,798,492,239	111.71%
Other assets and liabilities, net			(607,946,417)	(11.71)

Total net assets			$5,190,545,822	100.00%

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2017

CORE BOND PORTFOLIO

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis

¤	The security is issued in zero coupon form with no periodic interest payments.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

##	All or a portion of this security has been segregated for when-issued securities.

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $5,775,991,694 and unrealized gains (losses) consists of:

Gross unrealized gains	$54,046,167
Gross unrealized losses	(31,545,622)

Net unrealized gains	$22,500,545

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	93

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 31.71%
FHLMC	3.00%	7-1-2046	$713,703	$718,633
FHLMC	3.00	7-1-2046	1,002,347	1,007,951
FHLMC	3.50	9-1-2032	824,408	863,152
FHLMC	3.50	4-1-2043	1,390,419	1,441,387
FHLMC	3.50	5-1-2044	639,888	664,112
FHLMC	3.50	6-1-2046	566,627	585,973
FHLMC	4.00	4-1-2044	789,349	844,565
FHLMC	4.00	8-1-2044	565,544	602,675
FHLMC Structured Pass-Through Securities Series T-20 Class A6	7.25	9-25-2029	39,095	40,855
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	969,295	1,195,245
FNMA	2.50	8-1-2031	489,952	495,485
FNMA	2.51	9-1-2024	958,368	966,398
FNMA	2.57	9-1-2019	519,232	528,173
FNMA	2.69	5-1-2023	589,612	602,214
FNMA	2.73	1-1-2023	566,161	583,672
FNMA	2.73	9-1-2023	582,928	599,831
FNMA	2.76	4-1-2021	1,080,032	1,097,022
FNMA	2.78	10-1-2020	550,000	563,903
FNMA	2.85	12-1-2023	590,000	607,655
FNMA	3.00	12-1-2032	57,780	59,485
FNMA	3.00	7-1-2046	576,879	581,222
FNMA	3.05	11-1-2022	532,941	554,025
FNMA	3.07	2-1-2026	360,000	370,185
FNMA	3.08	1-1-2026	480,000	493,960
FNMA	3.31	6-1-2021	550,000	572,252
FNMA	3.35	1-1-2028	280,000	293,304
FNMA	3.50	9-1-2032	1,532,474	1,601,967
FNMA	3.50	10-1-2032	858,159	897,331
FNMA	3.50	11-1-2042	321,985	333,608
FNMA	3.50	11-1-2042	420,467	435,903
FNMA	3.50	2-1-2043	229,141	237,672
FNMA	3.50	4-1-2046	272,371	282,387
FNMA	4.50	6-1-2056	443,029	479,207
FNMA	4.50	6-1-2056	647,354	701,214
FNMA	5.00	9-1-2033	196,425	216,692
FNMA	5.50	2-1-2036	166,588	175,148
FNMA Series 2002-90 Class A2	6.50	11-25-2042	385,230	445,110
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	170,016	197,685
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	1,639,737	1,877,814
FNMA Series 2003-86 Class PT	4.50	9-25-2018	85,404	86,291
FNMA Series 2003-W4 Class 3A ±	6.16	10-25-2042	260,996	302,196
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	656,565	749,349
FNMA Series 2004-T3 Class A1	6.00	2-25-2044	889,135	1,023,333
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	156,884	184,669
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	952,929	1,127,766
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	315,797	372,844
FNMA Series 2006-M2 Class A2F ±	5.26	5-25-2020	140,945	141,593
GNMA	6.50	10-15-2023	17,131	18,937
GNMA	6.50	11-15-2023	11,621	12,846
GNMA	6.50	11-15-2023	3,127	3,457

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	6.50%	12-15-2023	$14,065	$15,547
GNMA	6.50	1-15-2024	30,144	33,322
GNMA	7.00	8-15-2027	77,956	90,189
SBA Series 2006-20B Class 1	5.35	2-1-2026	361,103	387,500
SBA Series 2006-20H Class 1	5.70	8-1-2026	178,665	192,433
SBA Series 2007-20J Class 1	5.57	10-1-2027	482,232	519,726
SBA Series 2013-20A Class 1	2.13	1-1-2033	422,399	414,150
SBA Series 2013-20J Class 1	3.37	10-1-2033	464,817	482,997
SBA Series 2014-10A Class 1	3.19	3-10-2024	625,968	649,307
SBA Series 2014-10B Class 1	3.02	9-10-2024	993,573	1,025,438
SBA Series 2014-20A Class 1	3.46	1-1-2034	385,702	405,537
SBA Series 2015-10B Class 1	2.83	9-10-2025	568,664	577,899
SBA Series 2015-20C Class 1	2.72	3-1-2035	509,864	514,369
SBA Series 2015-20E Class 1	2.77	5-1-2035	796,178	805,400
SBA Series 2015-20F Class 1	2.98	6-1-2035	540,555	548,560

Total Agency Securities (Cost $34,570,670)				35,500,727

Asset-Backed Securities: 2.82%
Barclays Dryrock Issuance Trust Series 2014-3 Class A	2.41	7-15-2022	570,000	578,431
Capital Auto Receivables Asset Trust Series 2014-3 Class A3	1.48	11-20-2018	109,219	109,210
CNH Equipment Trust Series 2014 Class A3	0.84	5-15-2019	16,334	16,329
Ford Credit Auto Owner Trust Series 2015-2 Class A 144A	2.44	1-15-2027	600,000	609,074
Ford Credit Auto Owner Trust Series 2016-1 Class A 144A	2.31	8-15-2027	600,000	605,803
Mississippi Higher Education Assistance Corporation Series 2014-1 Class A1 ±	1.67	10-25-2035	513,323	506,834
MMAF Equipment Finance LLC Series 2015-AA Class A4 144A	1.93	7-16-2021	240,000	240,280
South Carolina Student Loan Corporation Series 2014-1 Class B ±	2.50	8-1-2035	500,000	488,543

Total Asset-Backed Securities (Cost $3,129,455)				3,154,504

Corporate Bonds and Notes: 32.10%

Consumer Discretionary: 4.76%

Auto Components: 0.37%
Allison Transmission Incorporated 144A	5.00	10-1-2024	400,000	409,500

Automobiles: 0.38%
General Motors Company	4.88	10-2-2023	400,000	427,400

Diversified Consumer Services: 2.48%
Duke University	3.20	10-1-2038	175,000	167,844
Massachusetts Institute of Technology	3.96	7-1-2038	200,000	215,336
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	805,412
Northwestern University	3.69	12-1-2038	500,000	522,534
President and Fellows of Harvard College	3.53	10-1-2031	250,000	256,785
President and Fellows of Harvard College	3.62	10-1-2037	275,000	284,976
Service Corporation International	5.38	1-15-2022	260,000	267,800
University of Southern California	3.03	10-1-2039	275,000	256,544

				2,777,231

Media: 1.12%
Charter Communications Operating LLC	4.91	7-23-2025	325,000	351,745
Comcast Corporation	3.00	2-1-2024	170,000	172,732

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	95

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
Lamar Media Corporation	5.88%	2-1-2022	$315,000	$326,813
Time Warner Incorporated	3.40	6-15-2022	140,000	143,550
Time Warner Incorporated	3.60	7-15-2025	260,000	259,854

				1,254,694

Textiles, Apparel & Luxury Goods: 0.41%
Hanesbrands Incorporated 144A	4.63	5-15-2024	200,000	200,000
The William Carter Company	5.25	8-15-2021	250,000	257,875

				457,875

Consumer Staples: 1.25%

Beverages: 0.37%
Anheuser-Busch InBev Finance Incorporated	3.65	2-1-2026	140,000	143,982
Anheuser-Busch InBev Finance Incorporated	3.75	1-15-2022	250,000	265,055

				409,037

Food & Staples Retailing: 0.11%
CVS Health Corporation	3.50	7-20-2022	120,000	124,998

Food Products: 0.77%
Ingredion Incorporated	3.20	10-1-2026	150,000	148,880
Kraft Foods Group Incorporated	3.50	6-6-2022	300,000	311,258
Unilever Capital Corporation	2.60	5-5-2024	410,000	407,363

				867,501

Energy: 3.52%

Energy Equipment & Services: 0.15%
Halliburton Company	3.80	11-15-2025	160,000	165,159

Oil, Gas & Consumable Fuels: 3.37%
Anadarko Petroleum Corporation «	5.55	3-15-2026	150,000	168,398
Cimarex Energy Company	3.90	5-15-2027	90,000	91,309
Columbia Pipeline Group Company	2.45	6-1-2018	210,000	210,966
ConocoPhillips Company	3.35	11-15-2024	370,000	381,054
EQT Corporation	8.13	6-1-2019	400,000	444,356
Florida Gas Transmission Company 144A	4.35	7-15-2025	230,000	244,117
Magellan Midstream Partners LP	5.00	3-1-2026	170,000	189,802
Marathon Oil Corporation	3.85	6-1-2025	410,000	408,356
MPLX LP	4.13	3-1-2027	250,000	253,836
Newfield Exploration Company	5.38	1-1-2026	75,000	78,375
Newfield Exploration Company	5.63	7-1-2024	249,000	263,940
Pioneer Natural Resource Company	4.45	1-15-2026	190,000	203,873
Plains All American Pipeline LP	4.65	10-15-2025	400,000	418,453
Range Resources Company 144A	5.00	3-15-2023	250,000	243,750
Southwestern Energy Company	6.70	1-23-2025	175,000	172,813

				3,773,398

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 7.58%

Banks: 3.42%
Bank of America Corporation	3.95%	4-21-2025	$120,000	$122,011
Bank of America Corporation	4.00	4-1-2024	700,000	734,979
Citigroup Incorporated	2.75	4-25-2022	210,000	210,131
Citigroup Incorporated	3.30	4-27-2025	130,000	129,945
Citigroup Incorporated	3.40	5-1-2026	250,000	248,117
Citigroup Incorporated	4.40	6-10-2025	100,000	104,265
Corestates Capital Trust II 144A±	1.81	1-15-2027	750,000	708,750
JPMorgan Chase & Company ±	2.78	4-25-2023	240,000	240,997
JPMorgan Chase & Company	2.97	1-15-2023	150,000	151,945
JPMorgan Chase & Company ±	3.78	2-1-2028	175,000	179,292
National Capital Commerce Incorporated ±(i)	2.13	4-1-2027	400,000	371,000
NTC Capital Trust Series A ±	1.68	1-15-2027	450,000	423,000
US Bancorp	2.95	7-15-2022	200,000	204,183

				3,828,615

Capital Markets: 1.56%
Bank of New York Mellon Corporation	3.25	9-11-2024	250,000	256,598
Goldman Sachs Capital II ±	4.00	12-29-2049	6,000	5,174
Goldman Sachs Group Incorporated	3.50	1-23-2025	265,000	267,771
Goldman Sachs Group Incorporated	3.85	1-26-2027	190,000	193,500
Goldman Sachs Group Incorporated	4.25	10-21-2025	120,000	124,460
Goldman Sachs Group Incorporated	5.75	1-24-2022	200,000	226,034
Morgan Stanley	3.70	10-23-2024	100,000	103,138
Morgan Stanley	3.95	4-23-2027	180,000	182,483
Morgan Stanley	5.50	7-24-2020	350,000	383,176

				1,742,334

Consumer Finance: 0.22%
American Express Credit Corporation	2.70	3-3-2022	240,000	242,665

Diversified Financial Services: 0.64%
Abay Leasing 2014 LLC	2.65	11-9-2026	455,208	461,677
CNH Industrial Capital LLC	4.38	4-5-2022	250,000	258,750

				720,427

Insurance: 1.74%
Berkshire Hathaway Incorporated	2.75	3-15-2023	210,000	212,197
Minnesota Life Insurance Company 144A	8.25	9-15-2025	650,000	822,866
NLV Financial Corporation 144A	7.50	8-15-2033	565,000	696,824
Pacific LifeCorp 144A	6.00	2-10-2020	200,000	217,800

				1,949,687

Health Care: 3.57%

Health Care Equipment & Supplies: 0.30%
Becton Dickinson & Company	3.73	12-15-2024	134,000	136,530
Teleflex Incorporated	4.88	6-1-2026	200,000	205,000

				341,530

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	97

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 2.68%
Allina Health System Incorporated	4.81%	11-15-2045	$235,000	$256,646
Ascension Health	3.95	11-15-2046	340,000	337,564
Baptist Health South Florida Incorporated	4.34	11-15-2041	170,000	172,621
Cleveland Clinic Foundation	4.86	1-1-2114	120,000	120,266
Howard Hughes Medical Institute	3.50	9-1-2023	120,000	126,981
Mayo Clinic	3.77	11-15-2043	120,000	118,377
Mayo Clinic	4.13	11-15-2052	78,000	82,051
Mednax Incorporated 144A	5.25	12-1-2023	475,000	482,125
Memorial Sloan Kettering Cancer Center	4.20	7-1-2055	245,000	250,158
Southern Baptist Hospital	4.86	7-15-2045	205,000	227,027
Texas Health Resources	4.33	11-15-2055	375,000	389,433
The New York and Presbyterian Hospital	3.56	8-1-2036	275,000	263,974
The New York and Presbyterian Hospital	4.06	8-1-2056	180,000	176,310

				3,003,533

Life Sciences Tools & Services: 0.14%
Thermo Fisher Scientific Incorporated	3.30	2-15-2022	150,000	155,028

Pharmaceuticals: 0.45%
Bayer US Finance LLC 144A	3.38	10-8-2024	240,000	245,208
EMD Finance LLC 144A	2.95	3-19-2022	250,000	255,229

				500,437

Industrials: 2.36%

Aerospace & Defense: 0.27%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	100,000	104,228
Hexcel Corporation	3.95	2-15-2027	190,000	196,128

				300,356

Commercial Services & Supplies: 0.32%
Clean Harbors Incorporated	5.25	8-1-2020	350,000	355,688

Construction & Engineering: 0.23%
Valmont Industries Incorporated	5.00	10-1-2044	260,000	258,767

Machinery: 1.38%
Actuant Corporation	5.63	6-15-2022	425,000	437,750
Briggs & Stratton Corporation	6.88	12-15-2020	350,000	385,000
Oshkosh Corporation	5.38	3-1-2022	375,000	390,469
Vessel Management Services Incorporated	3.43	8-15-2036	331,000	330,145

				1,543,364

Road & Rail: 0.16%
Union Pacific Corporation	7.88	1-15-2019	171,000	187,369

Information Technology: 0.94%

IT Services: 0.10%
Fiserv Incorporated	4.75	6-15-2021	100,000	108,535

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Semiconductors & Semiconductor Equipment: 0.24%
Micron Technology Incorporated	7.50%	9-15-2023	$245,000	$273,690

Software: 0.25%
Activision Blizzard Incorporated	2.60	6-15-2022	50,000	50,031
Oracle Corporation	3.40	7-8-2024	220,000	228,967

				278,998

Technology Hardware, Storage & Peripherals: 0.35%
Hewlett Packard Enterprise Company	4.90	10-15-2025	375,000	396,444

Materials: 1.71%

Chemicals: 0.93%
Scotts Miracle-Gro Company	6.00	10-15-2023	390,000	418,275
Sherwin Williams Company	3.45	6-1-2027	190,000	191,917
Valspar Corporation	3.30	2-1-2025	100,000	99,536
Valvoline Incorporated 144A	5.50	7-15-2024	185,000	194,713
W.R. Grace & Company 144A	5.63	10-1-2024	130,000	140,400

				1,044,841

Construction Materials: 0.18%
CRH America Finance Incorporated 144A	3.40	5-9-2027	200,000	201,334

Containers & Packaging: 0.28%
Ball Corporation	5.00	3-15-2022	100,000	106,825
International Paper Company	3.00	2-15-2027	210,000	202,574

				309,399

Paper & Forest Products: 0.32%
Georgia Pacific LLC 144A	3.73	7-15-2023	340,000	359,009

Real Estate: 3.32%

Equity REITs: 3.32%
Alexandria Real Estate Equities Incorporated	3.95	1-15-2027	240,000	245,314
AvalonBay Communities Incorporated	2.95	9-15-2022	190,000	192,853
AvalonBay Communities Incorporated	3.63	10-1-2020	40,000	41,636
Boston Properties LP	3.70	11-15-2018	180,000	184,211
Boston Properties LP	5.88	10-15-2019	200,000	215,405
Duke Realty LP	3.25	6-30-2026	130,000	128,242
Duke Realty LP	3.88	10-15-2022	150,000	157,013
ERP Operating LP	4.63	12-15-2021	281,000	304,438
Host Hotels & Resorts Incorporated	3.88	4-1-2024	265,000	270,524
Liberty Property LP	3.75	4-1-2025	100,000	101,951
Potlatch Corporation	7.50	11-1-2019	310,000	339,063
ProLogis LP	3.75	11-1-2025	170,000	178,116
Realty Income Corporation	4.65	8-1-2023	370,000	402,328
Simon Property Group LP	3.38	10-1-2024	300,000	305,170
UDR Incorporated	4.63	1-10-2022	260,000	278,163
Ventas Realty LP	3.50	2-1-2025	150,000	149,707
Ventas Realty LP	3.85	4-1-2027	220,000	221,370

				3,715,504

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	99

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.86%

Diversified Telecommunication Services: 0.86%
AT&T Incorporated	4.75%	5-15-2046	$280,000	$269,087
AT&T Incorporated	5.25	3-1-2037	60,000	62,710
Verizon Communications Incorporated	2.63	8-15-2026	130,000	120,702
Verizon Communications Incorporated 144A	4.81	3-15-2039	391,000	393,351
Verizon Communications Incorporated	5.25	3-16-2037	110,000	117,148

				962,998

Utilities: 2.23%

Electric Utilities: 1.90%
Great Plains Energy Incorporated	3.90	4-1-2027	360,000	364,937
Great River Energy 144A(i)	5.83	7-1-2017	129,702	130,009
ITC Holdings Corporation	3.65	6-15-2024	120,000	122,200
Monongahela Power Company 144A	4.10	4-15-2024	380,000	404,550
Northern States Power Company of Wisconsin	3.30	6-15-2024	370,000	381,763
PacifiCorp	3.35	7-1-2025	130,000	133,843
Southern California Edison Company	6.00	1-15-2034	188,000	238,279
Tenaska Alabama II Partners LP 144A	7.00	6-30-2021	137,918	141,021
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	200,000	208,731

				2,125,333

Gas Utilities: 0.33%
Boardwalk Pipelines Company	5.95	6-1-2026	325,000	368,546

Total Corporate Bonds and Notes (Cost $34,581,503)				35,941,224

Municipal Obligations: 8.88%

Alaska: 0.28%
Alaska Taxable Build America Bonds Series 2010-A (GO Revenue)	5.74	8-1-2033	250,000	310,893

Georgia: 0.53%
Cherokee County GA School System Build America Bonds (GO Revenue)	5.87	8-1-2028	500,000	588,360

Indiana: 0.20%
Indiana Finance Authority Taxable Facilities Series A (Miscellaneous Revenue)	2.37	7-1-2024	225,000	221,112

Maryland: 0.28%
Baltimore County MD (GO Revenue)	3.57	8-1-2032	300,000	312,519

Massachusetts: 0.73%
Boston MA Series C Qualified School Construction Bonds (GO Revenue)	4.40	4-1-2026	400,000	425,492
Massachusetts Build America Bonds Series D (GO Revenue)	4.50	8-1-2031	350,000	396,375

				821,867

Missouri: 0.25%
Missouri Higher Education Loan Authority Notes Class A-1 (Education Revenue) ±	1.90	8-27-2029	286,118	281,840

New Jersey: 1.07%
Hudson County NJ Improvement Authority Hudson County Lease Project (Miscellaneous Revenue, AGM Insured)	7.40	12-1-2025	1,030,000	1,201,619

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

New York: 0.21%
New York City Transitional Finance Authority Series 2017-A2 (Tax Revenue)	2.00%	5-1-2024	$250,000	$238,203

North Carolina: 1.42%
Duke University Series A (Education Revenue)	5.85	4-1-2037	300,000	394,911
North Carolina Education Assistance Authority Student Loan Series A-3 (Education Revenue)	2.06	10-25-2041	650,000	644,761
University of North Carolina Chapel Hill Refunding Bonds Series C (Education Revenue)	3.33	12-1-2036	150,000	150,321
University of North Carolina Chapel Hill Revenue (Education Revenue)	3.85	12-1-2034	375,000	400,118

				1,590,111

Ohio: 0.59%
Cuyahoga County OH Build America Bonds Series B (GO Revenue)	6.03	12-1-2034	325,000	401,606
Ohio Veterans Compensation (GO Revenue)	3.38	10-1-2021	250,000	262,350

				663,956

Oklahoma: 0.36%
Oklahoma Water Resource Board Revolving Fund Series A (Water & Sewer Revenue)	3.27	4-1-2023	375,000	399,060

Texas: 1.15%
Texas A&M University Taxable Financing System Series B (Education Revenue)	3.11	5-15-2028	220,000	220,550
Texas State (Miscellaneous Revenue)	3.45	10-1-2028	285,000	294,354
Texas Tech University Taxable Refunding Financing System Series B (Education Revenue)	3.61	2-15-2029	180,000	186,043
Texas Transportation Commission Highway Improvement Taxable Series A (Miscellaneous Revenue)	4.63	4-1-2033	250,000	284,838
Texas Transportation Commission Series B (Tax Revenue)	5.18	4-1-2030	250,000	297,615

				1,283,400

Virginia: 0.19%
Virginia State HDA (Housing Revenue)	3.10	6-25-2041	216,497	216,997

Washington: 1.15%
King County WA Economic Development Taxable Bond Series C (GO Revenue)	5.03	12-1-2023	230,000	263,028
King County WA School District #210 (GO Revenue, AGM Insured)	4.90	12-1-2022	400,000	426,164
Washington Build America Bonds (Tax Revenue)	5.09	8-1-2033	500,000	593,575

				1,282,767

West Virginia: 0.47%
Ohio County WV Special District Excise Tax Series A (Tax Revenue)	8.25	3-1-2035	475,000	526,661

Total Municipal Obligations (Cost $9,398,653)				9,939,365

Non-Agency Mortgage-Backed Securities: 13.01%
Commercial Mortgage Pass-Through Certificate Series 2010-C1 Class A3 144A	4.21	7-10-2046	700,000	737,950
Commercial Mortgage Pass-Through Certificate Series 2012-CR2 Class A4	3.15	8-15-2045	550,000	568,396
Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	620,000	630,391
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	630,000	662,933
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class ASB	3.62	10-10-2046	550,000	581,215
Commercial Mortgage Pass-Through Certificate Series 2013-CR13 Class A4 ±	4.19	11-10-2023	600,000	649,887
Commercial Mortgage Pass-Through Certificate Series 2013-CR7 Class A4	3.21	3-10-2046	630,000	648,540

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	101

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities: (continued)
Credit Suisse First Boston Commercial Mortgage Trust Series 2004-AR5 Class 10A1 ±	3.32%	6-25-2034	$407,730	$415,651
GS Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	485,829	520,143
GS Mortgage Securities Trust Series 2011-GC5 Class A4	3.71	8-10-2044	545,000	575,167
GS Mortgage Securities Trust Series 2012-GCJ7 Class A4	3.38	5-10-2045	560,000	584,474
GS Mortgage Securities Trust Series 2013-GC10 Class AAB	2.56	2-10-2046	212,500	215,383
GS Mortgage Securities Trust Series 2013-GC12 Class AAB	2.68	6-10-2046	212,500	216,187
GS Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	615,000	668,238
GS Mortgage Securities Trust Series 2013-GC16 Class A4	4.27	11-10-2046	350,000	380,955
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	395,000	415,959
MMAF Equipment Finance LLC Series 2017-AA Class A5 144A	2.68	7-16-2027	695,000	700,258
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	550,000	581,944
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	500,000	542,955
Morgan Stanley Capital I Trust Series 2011-C3 Class A4	4.12	7-15-2049	530,000	563,842
Motel 6 Trust Series 2015-MTL6 Class B 144A	3.30	2-5-2030	500,000	501,767
Nomura Asset Acceptance Corporation Series 2004-R2 Class A1 144A±	6.50	10-25-2034	878,962	861,018
Sequoia Mortgage Trust Series 10 Class 1A ±	1.79	10-20-2027	223,084	217,064
Small Business Administration Series 2017-10A Class 1	2.51	3-10-2027	580,000	588,986
Towd Point Mortgage Trust Series 2016-2 Class A1A 144A±	2.75	8-25-2055	359,907	361,831
Towd Point Mortgage Trust Series 2016-3 Class A1 144A±	2.25	4-25-2056	507,065	505,005
WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4	4.02	12-15-2046	630,000	676,199

Total Non-Agency Mortgage-Backed Securities (Cost $14,531,942)				14,572,338

U.S. Treasury Securities: 3.47%
U.S. Treasury Bond	2.25	8-15-2046	400,000	349,656
U.S. Treasury Bond	2.88	11-15-2046	1,422,000	1,421,444
U.S. Treasury Bond	3.00	2-15-2047	750,000	769,131
U.S. Treasury Bond	3.00	5-15-2047	775,000	795,223
U.S. Treasury Bond	5.00	5-15-2037	400,000	550,594

Total U.S. Treasury Securities (Cost $3,801,381)				3,886,048

Yankee Corporate Bonds and Notes: 5.78%

Energy: 1.46%

Energy Equipment & Services: 0.36%
Schlumberger Norge AS 144A	4.20	1-15-2021	380,000	404,246

Oil, Gas & Consumable Fuels: 1.10%
BP Capital Markets plc	3.81	2-10-2024	110,000	115,729
Canadian National Resources Limited	2.95	1-15-2023	50,000	50,180
Petroleos Mexicanos	2.29	2-15-2024	192,500	193,179
Petroleos Mexicanos	2.83	2-15-2024	402,500	411,094
Petroleos Mexicanos	6.38	1-23-2045	250,000	248,025
Total Capital International SA	3.70	1-15-2024	200,000	211,333

				1,229,540

Financial Services: 0.36%
UBS Group Funding Switzerland 144A	4.25	3-23-2028	380,000	396,717

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 1.72%

Banks: 1.01%
Bank of Nova Scotia	4.50%	12-16-2025	$250,000	$262,910
Credit Suisse New York	3.63	9-9-2024	250,000	258,605
HSBC Holdings plc ±	3.26	3-13-2023	220,000	223,903
HSBC Holdings plc	3.60	5-25-2023	250,000	257,833
Royal Bank of Canada	4.65	1-27-2026	120,000	128,287

				1,131,538

Diversified Financial Services: 0.71%
Shell International Finance BV	3.25	5-11-2025	200,000	205,346
Shell International Finance BV	3.40	8-12-2023	370,000	386,690
Tyco Electronics Group SA	3.50	2-3-2022	200,000	206,657

				798,693

Health Care: 0.34%

Pharmaceuticals: 0.34%
Actavis Funding SCS	4.55	3-15-2035	230,000	238,124
Teva Pharmaceutical Finance BV	2.20	7-21-2021	150,000	147,056

				385,180

Industrials: 0.59%

Aerospace & Defense: 0.46%
BAE Systems plc 144A	4.75	10-11-2021	470,000	509,686

Road & Rail: 0.13%
Canadian Pacific Railway Company	2.90	2-1-2025	150,000	149,396

Information Technology: 0.73%

Semiconductors & Semiconductor Equipment: 0.34%
TSMC Global Limited 144A	1.63	4-3-2018	380,000	379,261

Technology Hardware, Storage & Peripherals: 0.39%
Seagate HDD Cayman	4.75	6-1-2023	425,000	436,475

Materials: 0.23%

Metals & Mining: 0.23%
Anglo American Capital plc 144A	4.75	4-10-2027	250,000	258,125

Telecommunication Services: 0.35%

Wireless Telecommunication Services: 0.35%
Rogers Communications Incorporated	4.10	10-1-2023	370,000	394,225

Total Yankee Corporate Bonds and Notes (Cost $6,227,998)				6,473,082

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	103

MANAGED FIXED INCOME PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 1.82%

Investment Companies: 1.82%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	164,418	$164,434
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71	1,870,651	1,870,651

Total Short-Term Investments (Cost $2,035,069)			2,035,085

Total investments in securities (Cost $108,276,671) *	99.59%	111,502,373
Other assets and liabilities, net	0.41	455,600

Total net assets	100.00%	$111,957,973

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $108,304,868 and unrealized gains (losses) consists of:

Gross unrealized gains	$3,877,595
Gross unrealized losses	(680,090)

Net unrealized gains	$3,197,505

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name	Shares	Value

Common Stocks: 15.48%

Consumer Staples: 3.66%

Beverages: 0.32%
The Coca-Cola Company	6,334	$288,007

Food & Staples Retailing: 0.94%
Metro AG	7,849	262,752
The Kroger Company	6,127	182,462
Wal-Mart Stores Incorporated	2,303	181,016
Walgreens Boots Alliance Incorporated	2,620	212,272

		838,502

Food Products: 0.72%
Biostime International Holdings Limited «†	79,000	214,416
Marine Harvest ASA	4,555	79,786
Mondelez International Incorporated Class A	3,310	154,213
The Hershey Company	719	82,879
The Kraft Heinz Company	1,216	112,115

		643,409

Household Products: 1.18%
Church & Dwight Company Incorporated	3,046	157,356
Reckitt Benckiser Group plc	4,626	473,126
The Clorox Company	740	100,440
The Procter & Gamble Company	3,698	325,757

		1,056,679

Personal Products: 0.20%
Edgewell Personal Care Company †	760	55,586
The Estee Lauder Companies Incorporated Class A	1,327	124,924

		180,510

Tobacco: 0.30%
Philip Morris International	2,214	265,237

Energy: 3.83%

Energy Equipment & Services: 0.52%
AMEC Foster Wheeler plc	27,787	182,233
Halliburton Company	4,242	191,696
Schlumberger Limited %%	1,380	96,034

		469,963

Oil, Gas & Consumable Fuels: 3.31%
Anadarko Petroleum Corporation	2,267	114,552
BP plc	108,814	654,320
Chevron Corporation	3,660	378,737
Concho Resources Incorporated †	939	119,046
Cosan Limited Class A	65,613	464,540
Eni SpA	32,056	507,382

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	105

REAL RETURN PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources Incorporated	2,437	$220,085
Newfield Exploration Company †	2,206	71,651
Occidental Petroleum Corporation	2,807	165,417
Phillips 66 Company	1,450	110,360
Pioneer Natural Resources Company	940	156,848

		2,962,938

Materials: 4.34%

Chemicals: 1.27%
Axalta Coating Systems Limited †	2,496	78,125
Dow Chemical Company	2,284	141,517
Ecolab Incorporated	569	75,586
LyondellBasell Industries NV Class A	1,298	104,515
PolyOne Corporation	2,135	79,721
Sasol Limited	17,011	508,579
The Sherwin-Williams Company	460	152,614

		1,140,657

Construction Materials: 0.09%
Martin Marietta Materials Incorporated	346	77,539

Containers & Packaging: 0.09%
Crown Holdings Incorporated †	1,327	76,621

Metals & Mining: 2.89%
African Barrick Gold plc	15,000	55,545
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares	5,000	242,050
Alamos Gold Incorporated Class A	5,000	33,296
B2Gold Corporation †	65,000	163,120
Barrick Gold Corporation	9,000	148,860
Fresnillo plc	6,000	121,836
Goldcorp Incorporated-U.S. Exchange Traded Shares	8,821	119,877
Kinross Gold Corporation †	55,000	237,776
Lundin Mining Corporation	53,049	292,175
Newcrest Mining Limited	2,000	31,416
Newmont Mining Corporation	6,000	204,900
OceanaGold Corporation	10,000	33,683
Randgold Resources Limited ADR	2,450	232,309
Royal Gold Incorporated	3,729	299,886
Steel Dynamics Incorporated	2,440	82,936
Torex Gold Resources Incorporated †	9,000	150,439
Wheaton Precious Metals Corporation	7,000	143,570

		2,593,674

Real Estate: 3.65%

Equity REITs: 3.65%
American Homes 4 Rent Class A	5,877	132,056

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name			Shares	Value

Equity REITs (continued)
American Tower Corporation			2,645	$346,998
AvalonBay Communities Incorporated			1,261	241,154
Boston Properties Incorporated			2,132	258,654
Camden Property Trust			1,351	112,552
Equinix Incorporated			616	271,662
Essex Property Trust Incorporated			728	187,038
Hersha Hospitality Trust			1,570	29,218
Host Hotels & Resorts Incorporated			8,195	147,428
Hudson Pacific Properties Incorporated			4,613	151,122
Mid-America Apartment Communities Incorporated			1,463	149,138
Physicians Realty Trust			14,926	303,595
Prologis Incorporated			3,258	180,949
Public Storage Incorporated			858	184,770
Retail Opportunity Investment Corporation			7,454	147,291
Simon Property Group Incorporated			1,523	234,923
Ventas Incorporated			2,906	193,220

				3,271,768

Total Common Stocks (Cost $12,927,020)				13,865,504

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 9.37%

Consumer Discretionary: 2.85%

Auto Components: 0.17%
American Axle & Manufacturing Incorporated «	6.25%	3-15-2021	$100,000	103,053
American Axle & Manufacturing Incorporated	7.75	11-15-2019	25,000	27,563
Cooper Tire & Rubber Company (i)	8.00	12-15-2019	20,000	22,200

				152,816

Diversified Consumer Services: 0.19%
Service Corporation International	5.38	1-15-2022	100,000	103,000
TRI Pointe Group Incorporated	4.38	6-15-2019	62,000	63,550

				166,550

Hotels, Restaurants & Leisure: 0.35%
GLP Capital LP/GLP Financing II Incorporated	4.88	11-1-2020	125,000	132,500
International Game Technology	7.50	6-15-2019	65,000	71,013
MGM Resorts International	5.25	3-31-2020	100,000	106,434

				309,947

Household Durables: 0.41%
CalAtlantic Group Incorporated	6.63	5-1-2020	15,000	16,538
D.R. Horton Incorporated	3.63	2-15-2018	135,000	136,249
KB Home	4.75	5-15-2019	60,000	61,800
Lennar Corporation	4.50	6-15-2019	150,000	155,250

				369,837

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	107

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Internet & Direct Marketing Retail: 0.02%
Netflix Incorporated	5.38%	2-1-2021	$18,000	$19,530

Media: 1.00%
CSC Holdings LLC	7.63	7-15-2018	75,000	79,500
DISH DBS Corporation	4.25	4-1-2018	130,000	131,950
DISH DBS Corporation	7.88	9-1-2019	25,000	27,719
National CineMedia LLC	6.00	4-15-2022	100,000	101,625
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	90,000	94,725
Outfront Media Capital Corporation	5.25	2-15-2022	95,000	98,800
Sinclair Television Group Incorporated	6.13	10-1-2022	100,000	104,375
Sirius XM Radio Incorporated 144A	4.25	5-15-2020	75,000	76,050
Sirius XM Radio Incorporated 144A	5.75	8-1-2021	100,000	103,500
TEGNA Incorporated	5.13	10-15-2019	50,000	51,188
TEGNA Incorporated	5.13	7-15-2020	30,000	30,788

				900,220

Multiline Retail: 0.12%
Dollar Tree Incorporated	5.25	3-1-2020	100,000	103,000

Specialty Retail: 0.45%
Best Buy Company Incorporated	5.00	8-1-2018	100,000	103,686
L Brands Incorporated	6.63	4-1-2021	95,000	105,213
Penske Auto Group Incorporated	5.75	10-1-2022	90,000	93,150
Sally Beauty Holdings Incorporated	5.75	6-1-2022	100,000	103,125

				405,174

Textiles, Apparel & Luxury Goods: 0.14%
The William Carter Company	5.25	8-15-2021	120,000	123,780

Consumer Staples: 0.21%

Food Products: 0.21%
B&G Foods Incorporated	4.63	6-1-2021	85,000	86,913
Pinnacle Foods Incorporated	4.88	5-1-2021	100,000	102,250

				189,163

Energy: 1.04%

Energy Equipment & Services: 0.14%
NGPL PipeCo LLC 144A	7.12	12-15-2017	120,000	122,700

Oil, Gas & Consumable Fuels: 0.90%
Kinder Morgan Incorporated	7.00	6-15-2017	60,000	60,093
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	65,000	69,225
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	125,000	131,173
Sabine Pass Liquefaction LLC	5.63	2-1-2021	205,000	224,212
Targa Resources Partners LP	4.13	11-15-2019	110,000	111,650
Tesoro Corporation	4.25	10-1-2017	65,000	65,244
Tesoro Logistics LP	5.50	10-15-2019	75,000	79,313
Tesoro Logistics LP	5.88	10-1-2020	65,000	66,625

				807,535

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 0.73%

Banks: 0.09%
CIT Group Incorporated 144A	5.50%	2-15-2019	$75,000	$79,125

Consumer Finance: 0.64%
Ally Financial Incorporated	3.75	11-18-2019	105,000	107,363
Ally Financial Incorporated	6.25	12-1-2017	60,000	61,290
General Motors Financial Company Incorporated	3.25	5-15-2018	135,000	136,768
Navient Corporation	4.63	9-25-2017	130,000	130,650
Toll Brothers Finance Corporation	4.00	12-31-2018	135,000	138,946

				575,017

Health Care: 0.89%

Health Care Equipment & Supplies: 0.11%
Hologic Incorporated 144A	5.25	7-15-2022	95,000	99,750

Health Care Providers & Services: 0.78%
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	55,000	58,713
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	125,000	125,625
HCA Incorporated	8.00	10-1-2018	115,000	124,200
Lifepoint Hospitals Incorporated	5.50	12-1-2021	110,000	114,263
MPT Operating Partnership LP	6.38	2-15-2022	100,000	103,375
Tenet Healthcare Corporation ±	4.63	6-15-2020	120,000	120,900
Tenet Healthcare Corporation	6.25	11-1-2018	45,000	47,531

				694,607

Industrials: 1.12%

Aerospace & Defense: 0.20%
Huntington Ingalls Industries Incorporated 144A	5.00	12-15-2021	170,000	175,950

Airlines: 0.23%
American Airlines Group Incorporated	6.13	6-1-2018	100,000	103,750
United Continental Holdings Incorporated	6.38	6-1-2018	100,000	104,312

				208,062

Commercial Services & Supplies: 0.11%
Clean Harbors Incorporated	5.13	6-1-2021	100,000	102,375

Machinery: 0.15%
Case New Holland Industrial Incorporated	7.88	12-1-2017	65,000	66,788
Meritor Incorporated	6.75	6-15-2021	65,000	67,275

				134,063

Trading Companies & Distributors: 0.43%
Aircastle Limited	4.63	12-15-2018	100,000	103,500
Ashtead Capital Incorporated 144A	6.50	7-15-2022	100,000	103,625
H&E Equipment Services Incorporated	7.00	9-1-2022	100,000	104,570
United Rentals Incorporated	6.13	6-15-2023	70,000	73,886

				385,581

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	109

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.75%

Communications Equipment: 0.06%
ViaSat Incorporated	6.88%	6-15-2020	$55,000	$56,100

Electronic Equipment, Instruments & Components: 0.29%
Jabil Circuit Incorporated	8.25	3-15-2018	75,000	78,375
Sanmina Corporation 144A	4.38	6-1-2019	105,000	107,625
Zebra Technologies Corporation	7.25	10-15-2022	70,000	75,145

				261,145

Internet Software & Services: 0.26%
IAC/InterActiveCorp	4.88	11-30-2018	102,000	103,020
Match Group Incorporated	6.75	12-15-2022	120,000	125,700

				228,720

Technology Hardware, Storage & Peripherals: 0.14%
Diamond 1 Finance Corporation 144A	3.48	6-1-2019	40,000	40,946
EMC Corporation	2.65	6-1-2020	90,000	88,743

				129,689

Materials: 0.45%

Chemicals: 0.26%
Ashland Incorporated	3.88	4-15-2018	80,000	81,200
CF Industries Incorporated	6.88	5-1-2018	145,000	151,163

				232,363

Containers & Packaging: 0.10%
Reynolds Group Holdings	5.75	10-15-2020	85,000	87,338

Metals & Mining: 0.09%
Steel Dynamics Incorporated	6.38	8-15-2022	80,000	82,920

Real Estate: 0.54%

Equity REITs: 0.47%
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	60,000	62,400
Equinix Incorporated	5.38	1-1-2022	120,000	126,787
Iron Mountain Incorporated 144A	6.00	10-1-2020	100,000	104,250
VEREIT Operating Partnership LP	3.00	2-6-2019	120,000	121,418
VEREIT Operating Partnership LP	4.13	6-1-2021	10,000	10,485

				425,340

Real Estate Management & Development: 0.07%
Taylor Morrison Communities Incorporated 144A	5.25	4-15-2021	60,000	61,425

Telecommunication Services: 0.79%

Diversified Telecommunication Services: 0.38%
CenturyLink Incorporated	5.63	4-1-2020	90,000	95,400
Frontier Communications Corporation	8.13	10-1-2018	110,000	116,325
Hughes Satellite Systems Corporation	6.50	6-15-2019	115,000	124,923

				336,648

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 0.41%
Sprint Communications Incorporated 144A	9.00%	11-15-2018	$165,000	$181,088
T-Mobile USA Incorporated	6.13	1-15-2022	50,000	52,625
T-Mobile USA Incorporated	6.63	4-1-2023	125,000	133,088

				366,801

Total Corporate Bonds and Notes (Cost $8,359,302)				8,393,271

Loans: 4.02%

Consumer Discretionary: 0.50%

Auto Components: 0.06%
Allison Transmission Incorporated ±	3.03	9-23-2022	56,429	56,946

Household Products: 0.30%
Michaels Stores Incorporated ±	3.78	1-30-2023	131,511	131,328
The ServiceMaster Company LLC ±	3.54	11-8-2023	134,663	135,807

				267,135

Media: 0.14%
Altice US Finance I Corporation ±	3.28	7-28-2025	130,000	129,722

Consumer Staples: 0.30%

Food Products: 0.30%
Pinnacle Foods Incorporated ±	3.00	2-2-2024	59,850	60,123
Post Holdings Incorporated ±<	0.00	5-24-2024	125,000	125,645
Prestige Brands Incorporated ±	3.79	1-26-2024	81,128	81,771

				267,539

Financials: 0.30%

Diversified Financial Services: 0.30%
Delos Finance SARL ±	3.40	10-6-2023	135,000	136,203
LPL Holdings Incorporated ±	3.77	3-10-2024	130,000	130,569

				266,772

Health Care: 0.35%

Health Care Providers & Services: 0.20%
HCA Incorporated ±<	3.04	3-17-2023	90,000	90,317
Select Medical Corporation ±	4.65	3-6-2024	55,000	55,481
TeamHealth Incorporated ±	3.79	2-6-2024	35,000	34,792

				180,590

Health Care Technology: 0.05%
Change Healthcare Holdings Incorporated ±	3.79	3-1-2024	45,000	45,135

Pharmaceuticals: 0.10%
Endo Finance LLC ±	5.31	4-29-2024	90,000	91,519

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	111

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.12%

Aerospace & Defense: 0.13%
TransDigm Incorporated ±	4.13%	2-28-2020	$117,297	$117,742

Airlines: 0.23%
Delta Air Lines Incorporated ±	3.54	8-24-2022	132,975	134,000
United Airlines Incorporated ±	3.42	4-1-2024	70,000	70,438

				204,438

Commercial Services & Supplies: 0.36%
ADS Waste Holdings Incorporated ±	3.70	11-10-2023	99,747	100,433
Aramark Services Incorporated ±	3.04	3-28-2024	70,000	70,459
Columbus McKinnon Corporation ±	4.15	1-31-2024	63,174	63,490
KAR Auction Services Incorporated ±	3.31	3-11-2021	86,935	86,935

				321,317

Communications Equipment: 0.40%
Charter Communications Operating LLC ±<	3.05	1-3-2021	224,482	225,717
Virgin Media Bristol LLC ±	3.74	1-31-2025	135,000	135,548

				361,265

Information Technology: 0.43%

Electronic Equipment, Instruments & Components: 0.14%
Dell Incorporated ±	3.55	9-7-2023	44,888	45,142
Zebra Technologies Corporation ±	3.60	10-27-2021	74,459	75,022

				120,164

Internet Software & Services: 0.17%
Ancestry.com Incorporated ±	4.25	10-19-2023	54,450	54,899
Zayo Group LLC ±	3.51	1-19-2024	95,805	96,398

				151,297

IT Services: 0.10%
First Data Corporation ±	4.03	7-10-2022	91,619	92,153

Semiconductors & Semiconductor Equipment: 0.02%
Micron Technology Incorporated ±	3.55	4-26-2022	19,900	20,092

Materials: 0.61%

Chemicals: 0.37%
Ashland Incorporated ±<	0.00	5-24-2024	55,000	55,241
Huntsman International LLC ±	4.12	4-1-2023	99,500	99,873
Ineos US Finance LLC ±	3.79	3-31-2022	176,635	178,268

				333,382

Containers & Packaging: 0.24%
Berry Plastics Corporation ±	3.24	2-8-2020	180,000	181,039
Reynolds Group Holdings Incorporated ±	4.04	2-5-2023	29,850	29,990

				211,029

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Real Estate: 0.13%

Equity REITs: 0.13%
MGM Growth Properties LLC ±	3.29%	4-25-2023	$114,135	$114,778

Telecommunication Services: 0.28%

Diversified Telecommunication Services: 0.15%
Level 3 Financing Incorporated ±	3.26	2-22-2024	129,470	129,632

Wireless Telecommunication Services: 0.13%
SBA Communications Corporation ±	3.30	3-24-2021	119,692	120,097

Total Loans (Cost $3,592,506)				3,602,744

U.S. Treasury Securities: 66.34%
TIPS	0.13	4-15-2019	1,602,278	1,612,830
TIPS	0.13	4-15-2020	3,940,374	3,974,541
TIPS	0.13	4-15-2021	3,595,097	3,622,553
TIPS	0.13	1-15-2022	1,572,624	1,585,157
TIPS	0.13	4-15-2022	3,719,127	3,738,295
TIPS	0.13	1-15-2023	1,779,697	1,782,477
TIPS	0.13	7-15-2024	1,930,271	1,919,940
TIPS	0.13	7-15-2026	2,318,942	2,271,497
TIPS	0.25	1-15-2025	1,965,963	1,955,520
TIPS	0.38	7-15-2023	2,273,292	2,314,761
TIPS	0.38	7-15-2025	1,855,630	1,866,959
TIPS	0.38	1-15-2027	2,407,061	2,403,460
TIPS	0.63	7-15-2021	2,141,746	2,216,039
TIPS	0.63	1-15-2024	2,523,313	2,590,536
TIPS	0.63	1-15-2026	2,636,871	2,693,538
TIPS	0.63	2-15-2043	583,215	545,987
TIPS	0.75	2-15-2042	1,068,141	1,033,454
TIPS	0.75	2-15-2045	1,200,948	1,147,729
TIPS	0.88	2-15-2047	833,209	823,502
TIPS	1.00	2-15-2046	926,019	942,958
TIPS	1.13	1-15-2021	2,646,890	2,774,168
TIPS	1.25	7-15-2020	1,296,752	1,362,806
TIPS	1.38	7-15-2018	582,238	595,644
TIPS	1.38	1-15-2020	1,183,760	1,237,245
TIPS	1.38	2-15-2044	988,527	1,093,227
TIPS	1.75	1-15-2028	692,413	785,277
TIPS	1.88	7-15-2019	536,646	564,399
TIPS	2.00	1-15-2026	1,719,648	1,955,427
TIPS	2.13	1-15-2019	471,237	490,443
TIPS	2.13	2-15-2040	936,199	1,184,215
TIPS	2.13	2-15-2041	573,329	728,913
TIPS	2.38	1-15-2025	1,176,958	1,358,788
TIPS	2.38	1-15-2027	664,901	787,933
TIPS	2.50	1-15-2029	675,628	827,760
TIPS	2.63	7-15-2017	58,815	59,132
TIPS	3.38	4-15-2032	206,024	289,916
TIPS	3.63	4-15-2028	1,062,661	1,413,558

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	113

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
TIPS	3.88%	4-15-2029	$637,690	$882,452

Total U.S. Treasury Securities (Cost $58,150,279)				59,433,036

Yankee Corporate Bonds and Notes: 0.83%

Consumer Discretionary: 0.11%

Automobiles: 0.11%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	100,000	102,175

Consumer Staples: 0.11%

Food & Staples Retailing: 0.11%
Tesco plc 144A	5.50	11-15-2017	100,000	101,339

Financials: 0.24%

Banks: 0.24%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	125,000	129,375
Royal Bank of Scotland Group plc	4.70	7-3-2018	80,000	81,759

				211,134

Health Care: 0.12%

Pharmaceuticals: 0.12%
Mallinckrodt International Finance SA	3.50	4-15-2018	105,000	105,263

Information Technology: 0.25%

Communications Equipment: 0.12%
Nokia Corporation	5.38	5-15-2019	100,000	105,750

Semiconductors & Semiconductor Equipment: 0.13%
NXP BV/NXP Funding LLC 144A	3.75	6-1-2018	120,000	122,100

Total Yankee Corporate Bonds and Notes (Cost $743,008)				747,761

	Yield		Shares

Short-Term Investments: 4.09%

Investment Companies: 4.04%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04		213,729	213,750
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.71		3,404,176	3,404,176

				3,617,926

			Principal

U.S. Treasury Securities: 0.05%
U.S. Treasury Bill (z)#	0.70	6-15-2017	$50,000	49,986

Total Short-Term Investments (Cost $3,667,911)				3,667,912

Total investments in securities (Cost $87,440,026) *	100.13%	89,710,228
Other assets and liabilities, net	(0.13)	(116,373)

Total net assets	100.00%	$89,593,855

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income-earning security

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $87,594,014 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,960,519
Gross unrealized losses	(844,305)

Net unrealized gains	$2,116,214

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	115

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 24.13%
FHLMC	6.00%	7-1-2017	$871	$871
FHLMC	7.50	7-17-2017	423	424
FHLMC Series T-54 Class 4A ±	3.29	2-25-2043	361,953	372,429
FHLMC Series T-57 Class 1A2	7.00	7-25-2043	470,964	564,877
FHLMC Series T-63 Class 1A1 ±	1.84	2-25-2045	307,276	308,277
FHLMC Structured Pass-Through Securities Series T-54 Class 3A	7.00	2-25-2043	333,785	392,715
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	3-25-2043	501,245	578,376
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	569,461	702,206
FNMA ±	1.86	10-1-2034	187,510	191,044
FNMA ±	1.86	4-1-2044	134,909	137,474
FNMA ±	1.86	10-1-2044	171,915	175,722
FNMA ±	1.88	4-1-2034	230,443	232,549
FNMA ±	2.22	9-1-2033	102,951	106,921
FNMA ±	2.23	10-1-2033	266,131	275,931
FNMA ±	2.37	4-1-2037	183,133	187,558
FNMA ±	2.71	8-1-2035	230,835	242,158
FNMA ±	2.81	6-1-2033	232,170	243,915
FNMA ±	2.81	7-1-2035	135,824	143,274
FNMA ±	2.90	12-1-2033	239,816	252,064
FNMA ±	3.01	6-1-2033	191,298	196,591
FNMA ±	3.04	1-1-2036	128,124	134,785
FNMA Series 2003-W4 Class 3A ±	6.16	10-25-2042	218,076	252,501
FNMA Series 2004-W2 Class 2A2	7.00	2-25-2044	143,275	168,045
FNMA Series 2007-88 Class HC ±	3.08	9-25-2037	139,360	148,350

Total Agency Securities (Cost $5,559,630)				6,009,057

Asset-Backed Securities: 31.34%
Ally Auto Receivables Trust Series 2016-1 Class A2A	1.20	8-15-2018	18,232	18,229
Ally Auto Receivables Trust Series 2016-2 Class A2	1.17	10-15-2018	35,816	35,810
Ally Auto Receivables Trust Series 2016-3 Class A2	1.19	12-17-2018	78,379	78,356
Ally Auto Receivables Trust Series 2017-1 Class A2	1.45	10-15-2019	140,000	139,939
Ally Auto Receivables Trust Series 2017-2 Class A2	1.49	11-15-2019	135,000	135,021
American Express Credit Account Master Trust Series 2014-4 Class A	1.43	6-15-2020	130,000	130,077
AmeriCredit Automobile Receivables Trust Series 2014-4 Class A3	1.27	7-8-2019	39,121	39,110
AmeriCredit Automobile Receivables Trust Series 2015-2 Class A3	1.27	1-8-2020	79,878	79,846
AmeriCredit Automobile Receivables Trust Series 2016-1 Class A2 ±	1.74	6-10-2019	38,532	38,567
AmeriCredit Automobile Receivables Trust Series 2016-2 Class A2A	1.42	10-8-2019	67,650	67,642
AmeriCredit Automobile Receivables Trust Series 2016-3 Class A2A	1.37	11-8-2019	112,828	112,782
AmeriCredit Automobile Receivables Trust Series 2017-1 Class A2A	1.51	5-18-2020	140,000	140,003
Bank of the West Auto Trust Series 2014-1 Class A3 144A	1.09	3-15-2019	23,657	23,646
BMW Vehicle Owner Trust Series 2017-1 Class A2	1.71	7-22-2019	135,000	135,218
BMW Vehicle Owner Trust Series 2016-1 Class A2A	0.99	5-28-2019	121,583	121,361
Capital Auto Receivables Asset Trust Series 2014-2 Class A4	1.62	10-22-2018	6,985	6,985
Capital Auto Receivables Asset Trust Series 2016-1 Class A2B ±	1.69	11-20-2018	19,724	19,739
Capital Auto Receivables Asset Trust Series 2016-2 Class A2A	1.32	1-22-2019	111,300	111,262
Capital Auto Receivables Asset Trust Series 2016-3 Class A2A	1.36	4-22-2019	101,095	101,082
CarMax Auto Owner Trust Series 2014-1 Class A3	0.79	10-15-2018	2,305	2,304
CarMax Auto Owner Trust Series 2015-1 Class A3	1.38	11-15-2019	84,373	84,371
CarMax Auto Owner Trust Series 2015-3 Class A2B ±	1.44	11-15-2018	11,421	11,423
CarMax Auto Owner Trust Series 2016-1 Class A2	1.30	4-15-2019	51,195	51,182
CarMax Auto Owner Trust Series 2016-2 Class A2A	1.24	6-17-2019	80,019	79,980

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
CarMax Auto Owner Trust Series 2017-1 Class A2	1.60%	2-18-2020	$140,000	$140,064
CarMax Auto Owner Trust Series 2017-2 Class A2	1.63	6-15-2020	135,000	135,347
Chase Issuance Trust Series 2014 Class A6	1.26	7-15-2019	120,000	119,995
CIT Education Loan Trust Series 2005-1 Class A3 ±	1.25	3-15-2026	35,278	35,134
CNH Equipment Trust Series 2014 Class A3	0.84	5-15-2019	2,970	2,969
CNH Equipment Trust Series 2014-B Class A3	0.91	5-15-2019	7,352	7,349
CNH Equipment Trust Series 2015 Class A2B ±	1.46	12-17-2018	15,407	15,410
CNH Equipment Trust Series 2016-B Class A2A	1.31	10-15-2019	84,487	84,497
CNH Equipment Trust Series 2017-A Class A2	1.80	7-15-2020	135,000	135,406
College Loan Corporation Trust Series 2004-1 Class A4 ±	1.35	4-25-2024	27,541	27,524
Dell Equipment Finance Trust Series 2016-1 Class A2 144A	1.43	9-24-2018	127,131	127,153
Dell Equipment Finance Trust Series 2017-1 Class A2 144A	2.04	6-24-2019	160,000	160,510
Fifth Third Auto Trust Series 2014-2 Class A3	0.89	11-15-2018	7,788	7,785
Ford Credit Auto Owner Trust Series 2014-B Class A3	0.90	10-15-2018	11,931	11,926
Ford Credit Auto Owner Trust Series 2014-C Class A3	1.06	5-15-2019	92,209	92,109
Ford Credit Auto Owner Trust Series 2016-A Class A2 ±	1.39	12-15-2018	42,727	42,747
Ford Credit Auto Owner Trust Series 2016-B Class A2A	1.08	3-15-2019	80,891	80,816
Ford Credit Auto Owner Trust Series 2017-A Class A2A	1.33	12-15-2019	85,000	84,957
Ford Credit Auto Owner Trust Series 2017-A Class A2A	1.85	11-15-2019	135,000	135,120
GM Financial Automobile Lease Series 2016-1A Class A2	1.30	7-20-2018	74,513	74,495
GM Financial Automobile Lease Series 2016-2 Class A2A	1.28	10-22-2018	116,169	116,115
GM Financial Automobile Lease Series 2017-1A Class A2A 144A	1.85	3-16-2020	135,000	134,984
GSAMP Trust Series 2005 A2 Class A1 144A±	1.34	1-25-2045	78,189	77,876
Honda Auto Receivables Owner Trust Series 2014-4 Class A3	0.99	9-17-2018	27,772	27,751
Honda Auto Receivables Owner Trust Series 2016-2 Class A2	1.13	9-17-2018	97,718	97,678
Honda Auto Receivables Owner Trust Series 2016-3 Class A2	1.01	10-18-2018	101,274	101,188
Honda Auto Receivables Owner Trust Series 2017-1 Class A2	1.42	7-22-2019	135,000	134,991
Huntington Auto Trust Series 2016-1 Class A2	1.38	5-15-2019	140,000	139,952
Hyundai Auto Lease Securitization Trust Series 2015-B Class A3 144A	1.40	11-15-2018	105,664	105,657
Hyundai Auto Lease Securitization Trust Series 2016-A Class A2 144A	1.33	7-16-2018	68,861	68,862
Hyundai Auto Lease Securitization Trust Series 2016-B Class A2A 144A	1.24	11-15-2018	106,161	106,113
Hyundai Auto Receivables Trust Series 2015-A Class A3	1.05	4-15-2019	54,454	54,396
Hyundai Auto Receivables Trust Series 2016-A Class A2	1.21	6-17-2019	74,019	73,980
Hyundai Auto Receivables Trust Series 2017-A Class A2A	1.48	2-18-2020	135,000	135,043
John Deere Owner Trust Series 2014-A Class A3	0.92	4-16-2018	3,922	3,921
John Deere Owner Trust Series 2015-A Class A3	1.32	6-17-2019	94,053	94,045
John Deere Owner Trust Series 2016-B Class A2	1.09	2-15-2019	130,581	130,481
John Deere Owner Trust Series 2017-A Class A2	1.50	10-15-2019	140,000	140,082
Kubota Credit Owner Trust Series 2016-1A Class A2 144A	1.25	4-15-2019	137,752	137,572
Mercedes Benz Auto Lease Trust Series 2016-1 Class A2A	1.11	3-15-2019	117,403	117,296
Mercedes Benz Auto Lease Trust Series 2016-A Class A2A	1.34	7-16-2018	31,235	31,234
Mercedes Benz Auto Lease Trust Series 2017-A Class A2A	1.53	8-15-2019	135,000	135,117
MMAF Equipment Finance LLC Series 2016-AA Class A2 144A	1.39	12-17-2018	114,229	114,247
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 ±	1.99	5-20-2030	200,082	200,514
Nissan Auto Receivables Owner Trust Series 2014-A Class A3	0.72	8-15-2018	3,907	3,906
Nissan Auto Receivables Owner Trust Series 2014-B Class A3	1.11	5-15-2019	53,853	53,811
Nissan Auto Receivables Owner Trust Series 2015-A Class A3	1.05	10-15-2019	78,697	78,555
Nissan Auto Receivables Owner Trust Series 2015-B Class A2B ±	1.27	7-16-2018	8,447	8,447
Nissan Auto Receivables Owner Trust Series 2016-A Class A2A	1.22	8-15-2018	103,743	103,691
Nissan Auto Receivables Owner Trust Series 2016-C Class A2A	1.07	5-15-2019	141,626	141,473
Nissan Auto Receivables Owner Trust Series 2017-A Class A2A	1.47	1-15-2020	135,000	135,006

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	117

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Santander Drive Auto Receivables Trust Series 2016-2 Class A2A	1.38%	7-15-2019	$45,852	$45,848
Santander Drive Auto Receivables Trust Series 2017-1 Class A2	1.73	2-18-2020	140,000	139,936
SLM Student Loan Trust Series 2005-8 Class A4 ±	1.71	1-25-2028	113,731	114,333
SLM Student Loan Trust Series 2006-1 Class A5 ±	1.27	7-26-2021	135,000	132,814
Toyota Auto Receivables Owner Trust Series 2016-B Class A2A	1.02	10-15-2018	99,387	99,328
Toyota Auto Receivables Owner Trust Series 2016-C Class A2A	1.00	1-15-2019	127,389	127,246
Toyota Auto Receivables Owner Trust Series 2017-A Class A2A	0.95	9-16-2019	140,000	140,074
Volkswagen Auto Lease Trust Series 2015-A Class A3	1.25	12-20-2017	33,137	33,135
Volvo Financial Equipment LLC Series 2015-1A Class A3 144A	1.51	6-17-2019	108,702	108,752
Volvo Financial Equipment LLC Series 2017-1A Class A2 144A	1.55	10-15-2019	140,000	140,009
World Omni Auto Receivables Trust Series 2015-B Class A2A	0.96	7-15-2019	29,954	29,938
World Omni Auto Receivables Trust Series 2016-A Class A2A	1.20	2-15-2019	121,383	121,187
World Omni Auto Receivables Trust Series 2016-B Class A2	1.10	1-15-2020	167,642	167,315
World Omni Auto Receivables Trust Series 2017-A Class A2A	1.50	8-17-2020	115,000	115,000

Total Asset-Backed Securities (Cost $7,803,014)				7,804,147

Corporate Bonds and Notes: 28.43%

Consumer Discretionary: 0.85%

Automobiles: 0.56%
Toyota Motor Credit Corporation	1.70	1-9-2019	140,000	140,247

Hotels, Restaurants & Leisure: 0.29%
McDonald’s Corporation	5.80	10-15-2017	70,000	71,095

Consumer Staples: 1.69%

Beverages: 1.33%
Anheuser-Busch InBev NV Companies Incorporated	1.38	7-15-2017	140,000	140,004
Brown Forman Corporation	1.00	1-15-2018	100,000	99,689
PepsiCo Incorporated ±	1.41	7-17-2017	90,000	90,039

				329,732

Food Products: 0.36%
Kraft Heinz Foods Company	1.60	6-30-2017	90,000	90,017

Energy: 1.25%

Oil, Gas & Consumable Fuels: 1.25%
Chevron Corporation	1.34	11-9-2017	30,000	30,021
Chevron Corporation	1.69	2-28-2019	40,000	40,046
ConocoPhillips Company	1.50	5-15-2018	80,000	79,945
Exxon Mobil Corporation ±	1.65	2-28-2018	90,000	90,447
Marathon Oil Corporation	6.00	10-1-2017	70,000	71,082

				311,541

Financials: 10.09%

Banks: 3.79%
Bank of America Corporation	1.70	8-25-2017	60,000	60,037
Bank of America Corporation	2.00	1-11-2018	50,000	50,123
Bank of America Corporation	2.60	1-15-2019	50,000	50,493
Bank of America Corporation	5.65	5-1-2018	50,000	51,725

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Citigroup Incorporated	1.80%	2-5-2018	$150,000	$150,087
Citigroup Incorporated	1.85	11-24-2017	40,000	40,083
HSBC USA Incorporated ±	1.95	8-7-2018	110,000	110,520
JPMorgan Chase & Company	1.80	1-25-2018	60,000	60,093
JPMorgan Chase & Company	2.00	8-15-2017	60,000	60,072
JPMorgan Chase & Company	6.00	1-15-2018	60,000	61,578
JPMorgan Chase & Company ±	1.65	3-9-2021	30,000	29,926
KeyCorp	2.30	12-13-2018	90,000	90,546
Suntrust Bank ±	1.70	1-31-2020	75,000	75,479
US Bancorp ±	1.67	11-15-2018	55,000	55,309

				946,071

Capital Markets: 2.36%
Bank of New York Mellon Corporation ±	2.05	8-17-2020	90,000	91,542
Charles Schwab Corporation	2.20	7-25-2018	90,000	90,558
Goldman Sachs Group Incorporated ±	2.20	4-25-2019	70,000	70,805
Goldman Sachs Group Incorporated	2.38	1-22-2018	40,000	40,182
Goldman Sachs Group Incorporated	2.60	12-27-2020	50,000	50,393
Goldman Sachs Group Incorporated	5.95	1-18-2018	50,000	51,301
Morgan Stanley	2.38	7-23-2019	50,000	50,357
Morgan Stanley	2.65	1-27-2020	50,000	50,638
State Street Corporation ±	2.08	8-18-2020	90,000	91,817

				587,593

Consumer Finance: 1.89%
American Express Credit Corporation ±	1.52	3-3-2020	50,000	50,098
American Express Credit Corporation	1.55	9-22-2017	100,000	100,044
American Honda Finance Corporation	1.55	12-11-2017	30,000	30,022
American Honda Finance Corporation ±	2.00	2-22-2019	50,000	50,608
BMW US Capital LLC 144A±	1.54	9-13-2019	75,000	75,270
Caterpillar Financial Service	1.80	11-13-2018	90,000	90,257
John Deere Capital Corporation ±	1.73	1-8-2019	75,000	75,609

				471,908

Diversified Financial Services: 0.73%
AIG Global Funding 144A	1.65	12-15-2017	100,000	100,133
General Electric Capital Corporation	5.63	9-15-2017	80,000	80,939

				181,072

Insurance: 0.91%
Marsh & McLennan Company Incorporated	2.55	10-15-2018	54,000	54,562
New York Life Global Funding 144A	1.55	11-2-2018	70,000	69,984
Travelers Company Incorporated	5.80	5-15-2018	97,000	100,935

				225,481

Real Estate Management & Development: 0.41%
Prologis LP	2.75	2-15-2019	100,000	101,293

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	119

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 2.32%

Biotechnology: 0.26%
AbbVie Incorporated	1.80%	5-14-2018	$65,000	$65,086

Health Care Equipment & Supplies: 0.53%
Becton Dickinson & Company	1.80	12-15-2017	39,000	39,097
Medtronic plc ±	1.93	3-15-2020	90,000	91,556

				130,653

Health Care Providers & Services: 0.76%
Cardinal Health Incorporated	1.90	6-15-2017	90,000	90,010
UnitedHealth Group Incorporated	1.45	7-17-2017	70,000	70,017
UnitedHealth Group Incorporated	1.70	2-15-2019	30,000	30,018

				190,045

Life Sciences Tools & Services: 0.24%
Thermo Fisher Scientific	2.15	12-14-2018	60,000	60,320

Pharmaceuticals: 0.53%
EMD Finance LLC Company 144A	1.70	3-19-2018	40,000	40,020
Johnson & Johnson ±	1.32	3-1-2019	90,000	90,394

				130,414

Industrials: 2.72%

Aerospace & Defense: 0.52%
Lockheed Martin Corporation	1.85	11-23-2018	30,000	30,099
Northrop Grumman Corporation	1.75	6-1-2018	90,000	90,123
Rockwell Collins Incorporated	1.95	7-15-2019	10,000	10,024

				130,246

Electrical Equipment: 0.92%
Eaton Corporation	1.50	11-2-2017	80,000	79,996
Eaton Corporation	5.60	5-15-2018	70,000	72,593
Rockwell Automation Incorporated	5.65	12-1-2017	75,000	76,498

				229,087

Industrial Conglomerates: 0.20%
Roper Industries Incorporated	1.85	11-15-2017	50,000	50,049

Machinery: 0.38%
Parker Hannifin Corporation	5.50	5-15-2018	90,000	93,322

Road & Rail: 0.70%
Norfolk Southern Corporation	5.75	4-1-2018	80,000	82,752
Union Pacific Corporation	5.75	11-15-2017	90,000	91,799

				174,551

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.97%

Electronic Equipment, Instruments & Components: 0.24%
Corning Incorporated	1.50%	5-8-2018	$60,000	$59,977

IT Services: 0.20%
Visa Incorporated	1.20	12-14-2017	50,000	49,993

Software: 0.20%
Microsoft Corporation	1.10	8-8-2019	50,000	49,560

Technology Hardware, Storage & Peripherals: 0.33%
Apple Incorporated	1.55	2-8-2019	50,000	50,086
Hewlett Packard Enterprise Company	2.45	10-5-2017	33,000	33,087

				83,173

Materials: 1.47%

Chemicals: 1.27%
Chevron Phillips Chemical Company 144A	1.70	5-1-2018	75,000	75,076
Ecolab Incorporated	1.45	12-8-2017	60,000	59,969
Praxair Incorporated	1.05	11-7-2017	90,000	89,867
The Sherwin-Williams Company	1.35	12-15-2017	90,000	89,929

				314,841

Paper & Forest Products: 0.20%
Georgia Pacific LLC 144A	2.54	11-15-2019	50,000	50,457

Real Estate: 1.15%

Equity REITs: 1.15%
Boston Properties LP	3.70	11-15-2018	90,000	92,105
ERP Operating LP	5.75	6-15-2017	30,000	30,035
Realty Income Corporation	2.00	1-31-2018	73,000	73,120
UDR Incorporated	4.25	6-1-2018	90,000	92,171
				287,431

Utilities: 5.92%

Electric Utilities: 4.50%
Alabama Power Company	5.50	10-15-2017	90,000	91,289
Commonwealth Edison Company	2.15	1-15-2019	50,000	50,329
Duke Energy Carolinas	5.25	1-15-2018	55,000	56,308
Entergy Gulf States Louisiana LLC	6.00	5-1-2018	90,000	93,540
Florida Power & Light Company	5.55	11-1-2017	115,000	117,004
Florida Power & Light Company	5.80	9-15-2017	80,000	81,000
Kansas City Power & Light Company	6.38	3-1-2018	75,000	77,467
MidAmerican Energy Holdings Company	5.30	3-15-2018	55,000	56,606
Northern States Power Company of Minnesota	5.25	3-1-2018	70,000	71,964
PacifiCorp	5.50	1-15-2019	100,000	105,955
Public Service Company of Colorado	5.80	8-1-2018	59,000	61,780
Public Service Electric & Gas Company	5.30	5-1-2018	84,000	86,910
Union Electric Company	6.40	6-15-2017	120,000	120,168
Xcel Energy Incorporated	1.20	6-1-2017	50,000	50,000
				1,120,320

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	121

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Gas Utilities: 0.35%
Southern California Gas Company	5.45%	4-15-2018	$85,000	$87,842

Multi-Utilities: 1.07%
Avista Corporation	5.95	6-1-2018	80,000	83,330
Consumers Energy Company	5.65	9-15-2018	80,000	83,954
Peco Energy Company	5.35	3-1-2018	96,000	98,796

				266,080

Total Corporate Bonds and Notes (Cost $7,068,856)				7,079,497

Municipal Obligations: 1.86%

Kentucky: 0.50%
Kentucky Higher Education Student Loan Corporation Series 2013-1 Class A1 ±	1.50	6-1-2026	124,575	123,804

Michigan: 0.16%
L’Anse Creuse MI Public Schools Series B (GO Revenue, Qualified School Board Loan Fund Insured)	2.16	5-1-2020	40,000	40,252

New York: 0.43%
New York City Transitional Finance Authority Future Tax Secured Bonds Fiscal 2010 Series A-2 (Tax Revenue)	4.85	5-1-2019	100,000	106,181

North Carolina: 0.21%
North Carolina Education Assistance Authority Student Loan Notes Series 2011-1 Tranche A-2 (Education Revenue)	2.06	1-26-2026	51,005	51,152

South Carolina: 0.32%
South Carolina Student Loan Corporation Series 2010-1 Class A2 ±	2.16	7-25-2025	79,974	80,593

Texas: 0.24%
Texas Tech Univeristy Revenues Financing System Refunding and Improvement Bonds Taxable Series 2017-B (Education Revenue)	1.56	2-15-2019	60,000	60,017

Total Municipal Obligations (Cost $461,579)				461,999

Non-Agency Mortgage-Backed Securities: 2.58%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17 Class A1A ±	5.65	6-11-2050	81,995	82,260
GAHR Commercial Mortgage Trust Series 2015 Class AFL1 144A±	2.21	12-15-2034	25,627	25,662
SCG Trust Series 2013-SRP1 Class A 144A±	2.64	11-15-2026	140,000	138,952
Structured Asset Securities Corporation Series 2006-RF3 Class 1A1 144A	6.00	10-25-2036	100,209	99,961
Towd Point Mortgage Trust Series 2015-6 Class A1 144A±	3.50	4-25-2055	73,213	75,044
Towd Point Mortgage Trust Series 2016-3 Class A1 144A±	2.25	4-25-2056	87,152	86,798
Towd Point Mortgage Trust Series 2017-1 Class A1 144A±	2.75	10-25-2056	131,841	132,716

Total Non-Agency Mortgage-Backed Securities (Cost $649,638)				641,393

U.S. Treasury Securities: 7.40%
U.S. Treasury Note	0.63	7-31-2017	200,000	199,932
U.S. Treasury Note	0.75	1-31-2018	575,000	573,315
U.S. Treasury Note	0.75	2-28-2018	300,000	298,992
U.S. Treasury Note	0.75	9-30-2018	550,000	546,520
U.S. Treasury Note	0.75	10-31-2018	75,000	74,490

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2017

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.00%	11-30-2018	$150,000	$149,467

Total U.S. Treasury Securities (Cost $1,848,440)				1,842,716

Yankee Corporate Bonds and Notes: 2.92%

Energy: 0.24%

Oil, Gas & Consumable Fuels: 0.24%
Statoil ASA	2.25	11-8-2019	60,000	60,513

Financials: 2.16%

Banks: 2.16%
Bank of Montreal	1.35	8-28-2018	30,000	29,871
Bank of Nova Scotia ±	1.59	6-11-2018	90,000	90,236
Bank of Nova Scotia	2.13	9-11-2019	100,000	100,517
Royal Bank of Canada Incorporated ±	1.90	2-1-2022	75,000	75,701
Royal Bank of Canada Incorporated	2.00	10-1-2018	150,000	150,680
Toronto Dominion Bank ±	1.69	7-23-2018	90,000	90,372

				537,377

Health Care: 0.24%

Health Care Equipment & Supplies: 0.12%
Medtronic Incorporated	1.70	3-28-2019	30,000	30,004

Pharmaceuticals: 0.12%
Teva Pharmaceutical Finance Netherlands III BV	1.40	7-20-2018	30,000	29,866

Industrials: 0.28%

Electrical Equipment: 0.28%
Tyco Electronics Group SA	2.38	12-17-2018	69,000	69,538

Total Yankee Corporate Bonds and Notes (Cost $726,710)				727,298

	Yield		Shares
Short-Term Investments: 1.42%

Investment Companies: 1.42%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71		352,626	352,626

Total Short-Term Investments (Cost $352,626)				352,626

Total investments in securities (Cost $24,470,493) *	100.08%	24,918,733
Other assets and liabilities, net	(0.08)	(20,554)

Total net assets	100.00%	$24,898,179

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Allocation Funds	123

STABLE INCOME PORTFOLIO

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $24,470,493 and unrealized gains (losses) consists of:

Gross unrealized gains	$480,709
Gross unrealized losses	(32,469)

Net unrealized gains	$448,240

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Allocation Funds	Statements of assets and liabilities—May 31, 2017

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$346,851,742	$105,285,399
In affiliated securities, at value (see cost below)	36,602,692	1,673,675

Total investments, at value (see cost below)	383,454,434	106,959,074
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	3,995,981	758,441
Receivable for dividends	743,236	163,883
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	4,939	586
Prepaid expenses and other assets	5,921	3,095

Total assets	388,204,511	107,885,079

Liabilities
Payable for investments purchased	0	383,863
Payable upon receipt of securities loaned	24,102,955	1,105,550
Due to custodian bank	0	140
Advisory fee payable	199,863	48,381
Accrued expenses and other liabilities	48,313	94,732

Total liabilities	24,351,131	1,632,666

Total net assets	$363,853,380	$106,252,413

Investments in unaffiliated securities (including securities on loan), at cost	$256,822,711	$70,462,153

Investments in affiliated securities, at cost	$36,602,641	$1,673,649

Total investments, at cost	$293,425,352	$72,135,802

Securities on loan, at value	$23,519,469	$1,085,022

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2017	Wells Fargo Allocation Funds	125

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$784,276,201	$1,966,249,806	$133,487,836	$736,107,745	$69,661,437	$1,607,750,284	$208,570,967
70,591,184	49,868,347	6,852,433	36,499,375	1,468,513	267,577,341	18,645,625

854,867,385	2,016,118,153	140,340,269	772,607,120	71,129,950	1,875,327,625	227,216,592
0	0	467,380	10,018,406	0	0	0
0	5,059,479	1,482,303	187,691	0	9,930,385	901,153
86,956	4,640,646	855,099	5,021,368	160,916	652,120	183,902
0	2,795	0	0	0	0	0
34,294	4,140	39,950	257,442	0	141,296	22,188
3,721	166,625	747	1,588	568	6,019	8,887

854,992,356	2,025,991,838	143,185,748	788,093,615	71,291,434	1,886,057,445	228,332,722

2,560,442	0	310,731	5,746,350	0	1,893,539	0
57,157,097	10,255,086	5,192,363	29,130,819	0	205,553,565	13,909,300
0	0	0	0	0	3,890,816	0
538,303	149,235	94,203	470,405	21,341	1,140,155	147,163
96,502	52,919	97,421	108,314	51,284	54,924	51,460

60,352,344	10,457,240	5,694,718	35,455,888	72,625	212,532,999	14,107,923

$794,640,012	$2,015,534,598	$137,491,030	$752,637,727	$71,218,809	$1,673,524,446	$214,224,799

$550,126,279	$772,478,789	$107,909,227	$692,730,822	$65,827,081	$1,270,934,553	$177,138,663

$70,585,467	$38,830,177	$6,852,433	$36,499,081	$1,468,513	$267,564,475	$18,644,981

$620,711,746	$811,308,966	$114,761,660	$729,229,903	$67,295,594	$1,538,499,028	$195,783,644

$56,034,773	$10,034,233	$4,983,394	$27,416,498	$0	$197,579,229	$13,468,654

$0	$0	$465,692	$9,857,855	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Allocation Funds	Statements of assets and liabilities—May 31, 2017

	Core Bond Portfolio	Managed Fixed Income Portfolio

Assets
Investments
In unaffiliated securities, (including securities on loan), at value (see cost below)	$5,603,287,445	$109,467,288
In affiliated securities, at value (see cost below)	195,204,794	2,035,085

Total investments, at value (see cost below)	5,798,492,239	111,502,373
Cash	709,946	0
Segregated cash	0	0
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	457,135,929	171,803
Principal paydown receivable	142,684	0
Receivable for dividends and interest	23,016,370	817,009
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	43,254	63
Prepaid expenses and other assets	60,331	2,517

Total assets	6,279,600,753	112,493,765

Liabilities
Payable for investments purchased	977,759,377	285,536
Payable upon receipt of securities loaned	109,671,808	164,365
Payable for daily variation margin on open futures contracts	0	0
Advisory fee payable	1,507,765	29,138
Professional fees payable	51,592	47,772
Accrued expenses and other liabilities	64,389	8,981

Total liabilities	1,089,054,931	535,792

Total net assets	$5,190,545,822	$111,957,973

Investments in unaffiliated securities (including securities on loan), at cost	$5,567,406,727	$106,241,602

Investments in affiliated securities, at cost	$195,204,596	$2,035,069

Total investments, at cost	$5,762,611,323	$108,276,671

Securities on loan, at value	$107,555,348	$161,200

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2017	Wells Fargo Allocation Funds	127

Real Return Portfolio	Stable Income Portfolio

$86,092,302	$24,566,107
3,617,926	352,626

89,710,228	24,918,733
0	0
0	7,000
5,662	0
305,577	0
44,007	0
316,694	84,116
422	0
713	0
2,506	1,173

90,385,809	25,011,022

508,580	51,992
213,750	0
906	469
24,954	491
36,960	43,457
6,804	16,434

791,954	112,843

$89,593,855	$24,898,179

$83,822,100	$24,117,867

$3,617,926	$352,626

$87,440,026	$24,470,493

$206,350	$0

$5,686	$0

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Allocation Funds	Statements of operations—year ended May 31, 2017

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$5,815,429	$1,227,649
Income from affiliated securities	56,445	5,447
Securities lending income, net	57,157	11,232
Interest	0	0
Other income	2,708	106

Total investment income	5,931,739	1,244,434

Expenses
Advisory fee	2,184,413	715,634
Custody and accounting fees	24,552	53,050
Professional fees	44,139	48,045
Shareholder report expenses	1,059	2,044
Trustees’ fees and expenses	12,567	23,297
Other fees and expenses	9,077	13,367

Total expenses	2,275,807	855,437
Less: Fee waivers and/or expense reimbursements	0	(170,505)

Net expenses	2,275,807	684,932

Net investment income (loss)	3,655,932	559,502

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	33,005,049	16,539,179
Affiliated securities	2	43
Futures transactions	0	0

Net realized gains (losses) on investments	33,005,051	16,539,222

Net change in unrealized gains (losses) on:
Unaffiliated securities	22,347,091	(1,622,623)
Affiliated securities	51	26
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	22,347,142	(1,622,597)

Net realized and unrealized gains (losses) on investments	55,352,193	14,916,625

Net increase in net assets resulting from operations	$59,008,125	$15,476,127

* Net of foreign dividend withholding taxes in the amount of	$109,753	$4,009

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2017	Wells Fargo Allocation Funds	129

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$4,371,406	$45,837,479	$2,936,891	$21,357,335	$1,573,994	$7,294,908	$3,274,051
63,412	855,046	16,789	11,203	5,555	291,923	30,692
985,927	109,270	177,011	683,579	9,322	2,130,034	123,775
0	5,881	0	0	0	0	0
2,667	4,497	25,068	10,967	1,034	3,629	2,600

5,423,412	46,812,173	3,155,759	22,063,084	1,589,905	9,720,494	3,431,118

6,513,400	1,900,371	1,158,631	4,583,617	419,089	11,672,406	1,757,581
53,074	137,833	75,965	190,320	10,261	86,064	23,170
46,859	60,557	69,361	60,667	48,870	48,461	46,530
4,511	7,103	5,595	2,639	2,131	1,978	2,781
12,217	9,519	19,623	11,932	19,926	11,910	12,012
33,942	31,043	54,224	53,790	13,432	24,962	9,417

6,664,003	2,146,426	1,383,399	4,902,965	513,709	11,845,781	1,851,491
0	0	0	0	(17,942)	0	0

6,664,003	2,146,426	1,383,399	4,902,965	495,767	11,845,781	1,851,491

(1,240,591)	44,665,747	1,772,360	17,160,119	1,094,138	(2,125,287)	1,579,627

135,590,837	296,303,730	1,901,085	(10,177,309)	16,081,802	(16,230,088)	28,865,396
4,328	3,655,134	391	2,226	112	4,253	43
0	4,939,007	0	0	0	0	0

135,595,165	304,897,871	1,901,476	(10,175,083)	16,081,914	(16,225,835)	28,865,439

47,316,517	6,410,786	9,943,224	100,788,828	(7,786,892)	257,657,309	9,356,520
5,717	(3,071,627)	0	294	0	12,866	644
0	(634,540)	0	0	0	0	0

47,322,234	2,704,619	9,943,224	100,789,122	(7,786,892)	257,670,175	9,357,164

182,917,399	307,602,490	11,844,700	90,614,039	8,295,022	241,444,340	38,222,603

$181,676,808	$352,268,237	$13,617,060	$107,774,158	$9,389,160	$239,319,053	$39,802,230

$0	$24,170	$439,492	$2,675,615	$12,758	$23,052	$2,146

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Allocation Funds	Statements of operations—year ended May 31, 2017

	Core Bond Portfolio	Managed Fixed Income Portfolio

Investment income
Interest*	$111,538,284	$4,036,556
Income from affiliated securities	668,326	7,286
Securities lending income, net	888,208	8,019
Dividends**	0	0
Other income	4,899	170

Total investment income	113,099,717	4,052,031

Expenses
Advisory fee	17,610,062	480,127
Custody and accounting fees	254,243	17,320
Professional fees	78,190	56,896
Shareholder report expenses	4,055	2,588
Trustees’ fees and expenses	11,414	15,644
Other fees and expenses	22,987	7,347

Total expenses	17,980,951	579,922
Less: Fee waivers and/or expense reimbursements	(212,777)	(113,239)

Net expenses	17,768,174	466,683

Net investment income	95,331,543	3,585,348

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(16,003,487)	967,234
Affiliated securities	5,512	53
Futures transactions	0	(403,841)

Net realized gains (losses) on investments	(15,997,975)	563,446

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,098,980)	(308,788)
Affiliated securities	198	16
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	(1,098,782)	(308,772)

Net realized and unrealized gains (losses) on investments	(17,096,757)	254,674

Net increase in net assets resulting from operations	$78,234,786	$3,840,022

* Net of foreign interest withholding taxes in the amount of	$68,463	$0
** Net of foreign dividend withholding taxes in the amount of	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2017	Wells Fargo Allocation Funds	131

Real Return Portfolio	Stable Income Portfolio

$1,806,903	$502,091
16,623	3,334
16,603	236
286,589	0
76	74

2,126,794	505,735

303,770	85,871
13,934	10,607
46,698	58,886
1,431	1,025
24,189	24,513
8,551	4,891

398,573	185,793
(65,490)	(69,724)

333,083	116,069

1,793,711	389,666

108,331	75,578
35	0
(31,945)	(6,631)

76,421	68,947

(14,979)	(29,800)
0	0
4,166	2,206

(10,813)	(27,594)

65,608	41,353

$1,859,319	$431,019

$0	$0
$9,078	$0

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Allocation Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$3,655,932	$4,128,282
Net realized gains on investments	33,005,051	14,000,084
Net change in unrealized gains (losses) on investments	22,347,142	(18,760,215)

Net increase (decrease) in net assets resulting from operations	59,008,125	(631,849)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	92,843,484	38,393,377
Withdrawals	(80,962,518)	(80,332,043)

Net increase (decrease) in net assets resulting from capital share transactions	11,880,966	(41,938,666)

Total increase (decrease) in net assets	70,889,091	(42,570,515)

Net assets
Beginning of period	292,964,289	335,534,804

End of period	$363,853,380	$292,964,289

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	133

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$559,502	$336,085
Net realized gains on investments	16,539,222	5,117,947
Net change in unrealized gains (losses) on investments	(1,622,597)	(7,846,480)

Net increase (decrease) in net assets resulting from operations	15,476,127	(2,392,448)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,745,319	7,089,759
Withdrawals	(26,727,509)	(12,268,696)

Net decrease in net assets resulting from capital share transactions	(24,982,190)	(5,178,937)

Total decrease in net assets	(9,506,063)	(7,571,385)

Net assets
Beginning of period	115,758,476	123,329,861

End of period	$106,252,413	$115,758,476

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Allocation Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment loss	$(1,240,591)	$(3,962,052)
Net realized gains on investments	135,595,165	18,746,231
Net change in unrealized gains (losses) on investments	47,322,234	(175,228,106)

Net increase (decrease) in net assets resulting from operations	181,676,808	(160,443,927)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	56,931,248	105,565,223
Withdrawals	(342,455,709)	(194,401,064)

Net decrease in net assets resulting from capital share transactions	(285,524,461)	(88,835,841)

Total decrease in net assets	(103,847,653)	(249,279,768)

Net assets
Beginning of period	898,487,665	1,147,767,433

End of period	$794,640,012	$898,487,665

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	135

	Index Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$44,665,747	$51,941,420
Net realized gains on investments	304,897,871	154,402,400
Net change in unrealized gains (losses) on investments	2,704,619	(179,622,273)

Net increase in net assets resulting from operations	352,268,237	26,721,547

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	39,021,343	66,728,942
Withdrawals	(716,167,440)	(523,281,965)

Net decrease in net assets resulting from capital share transactions	(677,146,097)	(456,553,023)

Total decrease in net assets	(324,877,860)	(429,831,476)

Net assets
Beginning of period	2,340,412,458	2,770,243,934

End of period	$2,015,534,598	$2,340,412,458

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Allocation Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$1,772,360	$1,728,257
Net realized gains (losses) on investments	1,901,476	(1,635,815)
Net change in unrealized gains (losses) on investments	9,943,224	(20,243,476)

Net increase (decrease) in net assets resulting from operations	13,617,060	(20,151,034)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	4,029,844	15,674,750
Withdrawals	(28,532,489)	(5,551,430)

Net increase (decrease) in net assets resulting from capital share transactions	(24,502,645)	10,123,320

Total decrease in net assets	(10,885,585)	(10,027,714)

Net assets
Beginning of period	148,376,615	158,404,329

End of period	$137,491,030	$148,376,615

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	137

	International Value Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$17,160,119	$12,349,092
Net realized losses on investments	(10,175,083)	(1,517,228)
Net change in unrealized gains (losses) on investments	100,789,122	(73,474,825)

Net increase (decrease) in net assets resulting from operations	107,774,158	(62,642,961)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	236,560,483	46,792,442
Withdrawals	(100,015,884)	(10,044,159)

Net increase in net assets resulting from capital share transactions	136,544,599	36,748,283

Total increase (decrease) in net assets	244,318,757	(25,894,678)

Net assets
Beginning of period	508,318,970	534,213,648

End of period	$752,637,727	$508,318,970

The accompanying notes are an integral part of these financial statements.

138	Wells Fargo Allocation Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$1,094,138	$1,196,671
Net realized gains (losses) on investments	16,081,914	(1,089,821)
Net change in unrealized gains (losses) on investments	(7,786,892)	(3,378,107)

Net increase (decrease) in net assets resulting from operations	9,389,160	(3,271,257)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	911,057	6,867,155
Withdrawals	(18,196,238)	(6,977,356)

Net decrease in net assets resulting from capital share transactions	(17,285,181)	(110,201)

Total decrease in net assets	(7,896,021)	(3,381,458)

Net assets
Beginning of period	79,114,830	82,496,288

End of period	$71,218,809	$79,114,830

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	139

	Small Company Growth Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment loss	$(2,125,287)	$(288,808)
Net realized losses on investments	(16,225,835)	(95,998,247)
Net change in unrealized gains (losses) on investments	257,670,175	(55,183,521)

Net increase (decrease) in net assets resulting from operations	239,319,053	(151,470,576)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	485,927,559	708,902,550
Withdrawals	(248,318,606)	(112,220,954)

Net increase in net assets resulting from capital share transactions	237,608,953	596,681,596

Total increase in net assets	476,928,006	445,211,020

Net assets
Beginning of period	1,196,596,440	751,385,420

End of period	$1,673,524,446	$1,196,596,440

The accompanying notes are an integral part of these financial statements.

140	Wells Fargo Allocation Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$1,579,627	$1,286,924
Net realized gains on investments	28,865,439	12,552,384
Net change in unrealized gains (losses) on investments	9,357,164	(24,625,962)

Net increase (decrease) in net assets resulting from operations	39,802,230	(10,786,654)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	22,385,660	36,132,062
Withdrawals	(65,532,861)	(23,471,861)

Net increase (decrease) in net assets resulting from capital share transactions	(43,147,201)	12,660,201

Total increase (decrease) in net assets	(3,344,971)	1,873,547

Net assets
Beginning of period	217,569,770	215,696,223

End of period	$214,224,799	$217,569,770

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	141

	Core Bond Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$95,331,543	$71,646,971
Net realized gains (losses) on investments	(15,997,975)	33,744,871
Net change in unrealized gains (losses) on investments	(1,098,782)	4,164,647

Net increase in net assets resulting from operations	78,234,786	109,556,489

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,503,144,065	1,207,036,360
Withdrawals	(731,668,087)	(728,304,768)

Net increase in net assets resulting from capital share transactions	771,475,978	478,731,592

Total increase in net assets	849,710,764	588,288,081

Net assets
Beginning of period	4,340,835,058	3,752,546,977

End of period	$5,190,545,822	$4,340,835,058

The accompanying notes are an integral part of these financial statements.

142	Wells Fargo Allocation Funds	Statements of changes in net assets

	Managed Fixed Income Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$3,585,348	$3,776,941
Net realized gains on investments	563,446	1,250,302
Net change in unrealized gains (losses) on investments	(308,772)	(257,799)

Net increase in net assets resulting from operations	3,840,022	4,769,444

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	9,672,229	18,117,390
Withdrawals	(28,308,008)	(17,218,838)

Net increase (decrease) in net assets resulting from capital share transactions	(18,635,779)	898,552

Total increase (decrease) in net assets	(14,795,757)	5,667,996

Net assets
Beginning of period	126,753,730	121,085,734

End of period	$111,957,973	$126,753,730

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	143

	Real Return Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$1,793,711	$809,383
Net realized gains (losses) on investments	76,421	(131,670)
Net change in unrealized gains (losses) on investments	(10,813)	484,975

Net increase in net assets resulting from operations	1,859,319	1,162,688

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	36,734,228	29,489,684
Withdrawals	(13,097,573)	(14,951,275)

Net increase in net assets resulting from capital share transactions	23,636,655	14,538,409

Total increase in net assets	25,495,974	15,701,097

Net assets
Beginning of period	64,097,881	48,396,784

End of period	$89,593,855	$64,097,881

The accompanying notes are an integral part of these financial statements.

144	Wells Fargo Allocation Funds	Statements of changes in net assets

	Stable Income Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$389,666	$339,242
Net realized gains (losses) on investments	68,947	(28,391)
Net change in unrealized gains (losses) on investments	(27,594)	(82,401)

Net increase in net assets resulting from operations	431,019	228,450

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	2,825,563	5,915,120
Withdrawals	(8,776,604)	(2,801,173)

Net increase (decrease) in net assets resulting from capital share transactions	(5,951,041)	3,113,947

Total increase (decrease) in net assets	(5,520,022)	3,342,397

Net assets
Beginning of period	30,418,201	27,075,804

End of period	$24,898,179	$30,418,201

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Allocation Funds	145

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses

C&B Large Cap Value Portfolio
Year ended May 31, 2017	1.09%	0.68%	0.68%	19.17%	89%
Year ended May 31, 2016	1.33%	0.68%	0.68%	0.35%	29%
Year ended May 31, 2015	1.20%	0.68%	0.68%	10.29%	35%
Year ended May 31, 2014	1.35%	0.68%	0.68%	17.80%	22%
Year ended May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%

Diversified Large Cap Growth Portfolio
Year ended May 31, 2017	0.51%	0.78%	0.62%	15.36%	98%
Year ended May 31, 2016	0.29%	0.74%	0.62%	(2.28)%	59%
Year ended May 31, 2015	0.28%	0.72%	0.62%	13.11%	46%
Year ended May 31, 2014	0.15%	0.72%	0.62%	21.70%	54%
Year ended May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%

Emerging Growth Portfolio
Year ended May 31, 2017	(0.15)%	0.81%	0.81%	23.97%	115%
Year ended May 31, 2016	(0.40)%	0.80%	0.80%	(14.47)%	66%
Year ended May 31, 2015	(0.63)%	0.80%	0.80%	24.02%	56%
Year ended May 31, 2014	(0.62)%	0.80%	0.80%	11.92%	63%
Year ended May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%

Index Portfolio
Year ended May 31, 2017	2.03%	0.10%	0.10%	17.36%	9%
Year ended May 31, 2016	2.12%	0.11%	0.10%	1.62%	4%
Year ended May 31, 2015	1.96%	0.11%	0.11%	11.69%	4%
Year ended May 31, 2014	1.99%	0.10%	0.10%	20.33%	5%
Year ended May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%

International Growth Portfolio
Year ended May 31, 2017	1.25%	0.98%	0.98%	10.31%	121%
Year ended May 31, 2016	1.16%	0.99%	0.99%	(12.40)%	62%
Year ended May 31, 2015	0.76%	1.00%	1.00%	5.13%	51%
Year ended May 31, 2014	1.13%	1.00%	1.00%	16.45%	46%
Year ended May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%

International Value Portfolio
Year ended May 31, 2017	3.03%	0.87%	0.87%	19.16%	41%
Year ended May 31, 2016	2.50%	0.91%	0.91%	(11.85)%	14%
Year ended May 31, 2015	2.45%	0.91%	0.91%	(1.04)%	18%
Year ended May 31, 2014	3.09%	0.91%	0.91%	18.22%	11%
Year ended May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%

Large Company Value Portfolio
Year ended May 31, 2017	1.45%	0.68%	0.66%	13.22%	203%
Year ended May 31, 2016	1.54%	0.76%	0.74%	(3.92)%	50%
Year ended May 31, 2015	1.09%	0.74%	0.74%	7.90%	72%
Year ended May 31, 2014	0.99%	0.73%	0.73%	20.26%	62%
Year ended May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%

Small Company Growth Portfolio
Year ended May 31, 2017	(0.14)%	0.79%	0.79%	18.15%	82%
Year ended May 31, 2016	(0.03)%	0.80%	0.80%	(13.86)%	49%
Year ended May 31, 2015	(0.32)%	0.82%	0.82%	18.07%	58%
Year ended May 31, 2014	(0.37)%	0.83%	0.83%	23.47%	77%
Year ended May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%

The accompanying notes are an integral part of these financial statements.

146	Wells Fargo Allocation Funds	Financial highlights

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses

Small Company Value Portfolio
Year ended May 31, 2017	0.72%	0.84%	0.84%	19.44%	110%
Year ended May 31, 2016	0.62%	0.85%	0.85%	(4.96)%	72%
Year ended May 31, 2015	0.89%	0.84%	0.84%	7.29%	54%
Year ended May 31, 2014	0.89%	0.85%	0.85%	18.09%	47%
Year ended May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%

Core Bond Portfolio
Year ended May 31, 2017	1.87%	0.35%	0.35%	1.89%	614%
Year ended May 31, 2016	1.86%	0.36%	0.35%	2.78%	667%
Year ended May 31, 2015	1.82%	0.37%	0.35%	3.22%	586%
Year ended May 31, 2014	1.94%	0.37%	0.35%	2.90%	646%
Year ended May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%

Managed Fixed Income Portfolio
Year ended May 31, 2017	2.99%	0.48%	0.39%	3.13%	47%
Year ended May 31, 2016	3.12%	0.48%	0.39%	3.95%	25%
Year ended May 31, 2015	3.20%	0.48%	0.39%	4.23%	31%
Year ended May 31, 2014	3.33%	0.48%	0.39%	3.07%	35%
Year ended May 31, 2013	3.42%	0.47%	0.39%	4.81%	49%

Real Return Portfolio
Year ended May 31, 2017	2.36%	0.52%	0.44%	2.65%	25%
Year ended May 31, 2016	1.45%	0.56%	0.44%	1.29%	29%
Year ended May 31, 2015	0.89%	0.57%	0.44%	1.50%	57%
Year ended May 31, 2014	1.45%	0.53%	0.44%	(0.26)%	9%
Year ended May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%

Stable Income Portfolio
Year ended May 31, 2017	1.36%	0.65%	0.41%	1.50%	46%
Year ended May 31, 2016	1.22%	0.62%	0.41%	0.83%	20%
Year ended May 31, 2015	1.20%	0.64%	0.41%	0.89%	26%
Year ended May 31, 2014	1.41%	0.66%	0.41%	1.52%	33%
Year ended May 31, 2013	1.50%	0.58%	0.41%	2.78%	20%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Allocation Funds	147

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: Wells Fargo C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), Wells Fargo Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Index Portfolio (“Index Portfolio”), Wells Fargo International Growth Portfolio (“International Growth Portfolio”), Wells Fargo International Value Portfolio (“International Value Portfolio”), Wells Fargo Large Company Value Portfolio (“Large Company Value Portfolio”), Wells Fargo Small Company Growth Portfolio (“Small Company Growth Portfolio”), Wells Fargo Small Company Value Portfolio (“Small Company Value Portfolio”), Wells Fargo Core Bond Portfolio (“Core Bond Portfolio”), Wells Fargo Managed Fixed Income Portfolio (“Managed Fixed Income Portfolio”), Wells Fargo Real Return Portfolio (“Real Return Portfolio”), and Wells Fargo Stable Income Portfolio (“Stable Income Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other affiliated master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolios may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolios’ Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2017, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless

148	Wells Fargo Allocation Funds	Notes to financial statements

the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. The value of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

Each Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. Each Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

Each Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the

Notes to financial statements	Wells Fargo Allocation Funds	149

Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

Each Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

Each Portfolio may enter into futures contracts and may be subject to interest rate risk or equity price risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

Each Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss

Inflation-indexed bonds and TIPS

Each Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

150	Wells Fargo Allocation Funds	Notes to financial statements

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Allocation Funds	151

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2017:

C&B Large Cap Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$54,929,826	$0	$0	$54,929,826
Consumer staples	20,998,397	0	0	20,998,397
Energy	22,281,387	0	0	22,281,387
Financials	96,522,439	18,299	0	96,540,738
Health care	54,149,235	0	0	54,149,235
Industrials	47,602,617	0	0	47,602,617
Information technology	19,186,868	0	0	19,186,868
Materials	24,688,946	0	0	24,688,946
Real estate	6,473,728	0	0	6,473,728

Short-term investments
Investment companies	12,499,686	0	0	12,499,686
Investments measured at net asset value*				24,103,006
Total assets	$359,333,129	$18,299	$0	$383,454,434

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $24,103,006 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Diversified Large Cap Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$17,693,465	$0	$0	$17,693,465
Consumer staples	5,074,817	0	0	5,074,817
Energy	3,079,764	0	0	3,079,764
Financials	8,273,442	0	0	8,273,442
Health care	13,859,716	0	0	13,859,716
Industrials	10,865,383	0	0	10,865,383
Information technology	40,728,999	0	0	40,728,999
Materials	4,580,615	0	0	4,580,615
Real estate	918,848	0	0	918,848
Telecommunication services	210,350	0	0	210,350

Short-term investments
Investment companies	568,057	0	0	568,057
Investments measured at net asset value*				1,105,618
Total assets	$105,853,456	$0	$0	$106,959,074

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $1,105,618 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

152	Wells Fargo Allocation Funds	Notes to financial statements

Emerging Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$107,674,466	$0	$0	$107,674,466
Energy	18,624,833	0	0	18,624,833
Financials	54,905,338	0	0	54,905,338
Health care	179,676,688	0	0	179,676,688
Industrials	149,970,568	0	0	149,970,568
Information technology	265,470,137	0	0	265,470,137

Exchange-traded funds	7,954,171	0	0	7,954,171

Short-term investments
Investment companies	13,424,042	0	0	13,424,042
Investments measured at net asset value*				57,167,142
Total assets	$797,700,243	$0	$0	$854,867,385

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $57,167,142 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Index Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$247,923,435	$0	$0	$247,923,435
Consumer staples	187,037,060	0	0	187,037,060
Energy	119,172,869	0	0	119,172,869
Financials	272,571,341	0	0	272,571,341
Health care	276,076,885	0	0	276,076,885
Industrials	201,826,709	0	0	201,826,709
Information technology	460,403,768	0	0	460,403,768
Materials	55,831,738	0	0	55,831,738
Real estate	57,462,421	0	0	57,462,421
Telecommunication services	43,932,166	0	0	43,932,166
Utilities	64,828,659	0	0	64,828,659

Short-term investments
Investment companies	17,511,265	0	0	17,511,265
U.S. Treasury securities	1,282,804	0	0	1,282,804
Investments measured at net asset value*				10,257,033
	2,005,861,120	0	0	2,016,118,153
Futures contracts	2,795	0	0	2,795
Total assets	$2,005,863,915	$0	$0	$2,016,120,948

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $10,257,033 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Allocation Funds	153

International Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$1,409,573	$0	$0	$1,409,573
Belgium	668,078	0	0	668,078
Brazil	1,005,331	0	0	1,005,331
Canada	4,823,483	0	0	4,823,483
Chile	214,595	0	0	214,595
China	5,234,617	0	0	5,234,617
Denmark	313,284	0	0	313,284
France	5,967,895	0	0	5,967,895
Germany	29,304,085	0	0	29,304,085
Hong Kong	3,586,175	0	0	3,586,175
Indonesia	837,855	0	0	837,855
Ireland	5,264,819	0	0	5,264,819
Italy	6,199,017	0	0	6,199,017
Japan	13,787,288	0	0	13,787,288
Luxembourg	947,067	0	0	947,067
Mexico	813,001	0	0	813,001
Netherlands	8,933,562	0	0	8,933,562
Russia	713,249	0	0	713,249
South Korea	2,811,207	0	0	2,811,207
Spain	2,400,722	0	0	2,400,722
Sweden	467,985	0	0	467,985
Switzerland	7,072,488	0	0	7,072,488
Taiwan	2,733,302	0	0	2,733,302
United Kingdom	18,229,581	0	0	18,229,581
United States	3,240,708	0	0	3,240,708

Participation notes
Ireland	0	4,436,838	0	4,436,838

Preferred stocks
Germany	2,072,031	0	0	2,072,031

Short-term investments
Investment companies	1,660,070	0	0	1,660,070
Investments measured at net asset value*				5,192,363
Total assets	$130,711,068	$4,436,838	$0	$140,340,269

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments, LLC valued at $5,192,363 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

154	Wells Fargo Allocation Funds	Notes to financial statements

International Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$40,035,829	$2	$0	$40,035,831
Austria	10,682,645	0	0	10,682,645
Belgium	4,601,816	0	0	4,601,816
Brazil	6,600,242	0	0	6,600,242
Canada	11,141,940	0	0	11,141,940
China	15,066,920	0	0	15,066,920
Denmark	9,735,776	0	0	9,735,776
Finland	1,573,466	0	0	1,573,466
France	68,491,154	0	0	68,491,154
Germany	64,868,268	0	0	64,868,268
Hong Kong	16,766,215	0	0	16,766,215
Hungary	1,354,755	0	0	1,354,755
Ireland	5,423,606	0	0	5,423,606
Israel	4,403,973	0	0	4,403,973
Italy	18,774,367	0	0	18,774,367
Japan	162,360,858	0	0	162,360,858
Liechtenstein	813,868	0	0	813,868
Netherlands	16,685,322	0	0	16,685,322
Norway	8,068,236	0	0	8,068,236
Poland	1,324,477	0	0	1,324,477
Portugal	3,922,856	0	0	3,922,856
Russia	9,007,739	0	0	9,007,739
Singapore	6,439,851	0	0	6,439,851
South Africa	3,422,461	0	0	3,422,461
South Korea	15,592,510	0	0	15,592,510
Spain	21,966,656	0	0	21,966,656
Sweden	12,078,114	0	0	12,078,114
Switzerland	50,591,429	0	0	50,591,429
Taiwan	7,001,030	0	0	7,001,030
Thailand	8,995,052	0	0	8,995,052
Turkey	1,795,212	0	0	1,795,212
United Kingdom	120,355,794	0	0	120,355,794

Preferred stocks
Brazil	6,119,124	0	0	6,119,124

Rights
Switzerland	0	46,182	0	46,182

Short-term investments
Investment companies	7,366,036	0	0	7,366,036
Investments measured at net asset value*				29,133,339
Total assets	$743,427,597	$46,184	$0	$772,607,120

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $29,133,339 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Allocation Funds	155

Large Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$4,220,032	$0	$0	$4,220,032
Consumer staples	6,245,756	0	0	6,245,756
Energy	7,150,467	0	0	7,150,467
Financials	20,011,064	0	0	20,011,064
Health care	9,080,243	0	0	9,080,243
Industrials	6,485,924	0	0	6,485,924
Information technology	7,362,771	0	0	7,362,771
Materials	1,264,144	0	0	1,264,144
Real estate	1,778,040	0	0	1,778,040
Telecommunication services	1,785,554	0	0	1,785,554
Utilities	4,277,442	0	0	4,277,442

Short-term investments
Investment companies	1,468,513	0	0	1,468,513
Total assets	$71,129,950	$0	$0	$71,129,950

Small Company Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$187,131,833	$0	$0	$187,131,833
Consumer staples	36,067,250	0	0	36,067,250
Energy	40,449,342	0	0	40,449,342
Financials	139,264,198	0	0	139,264,198
Health care	337,611,502	0	0	337,611,502
Industrials	281,620,255	0	0	281,620,255
Information technology	521,425,889	0	0	521,425,889
Materials	43,702,046	0	0	43,702,046
Real estate	20,477,969	0	0	20,477,969

Short-term investments
Investment companies	62,006,657	0	0	62,006,657
Investments measured at net asset value*				205,570,684
Total assets	$1,669,756,941	$0	$0	$1,875,327,625

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $205,570,684 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

156	Wells Fargo Allocation Funds	Notes to financial statements

Small Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$39,674,874	$0	$0	$39,674,874
Consumer staples	5,417,476	0	0	5,417,476
Energy	11,910,076	0	0	11,910,076
Financials	56,101,375	0	0	56,101,375
Health care	11,807,514	0	0	11,807,514
Industrials	19,921,805	0	0	19,921,805
Information technology	29,085,949	0	0	29,085,949
Materials	4,563,350	0	0	4,563,350
Real estate	19,914,341	0	0	19,914,341
Utilities	10,174,207	0	0	10,174,207

Warrants
Health care	0	0	0	0

Short-term investments
Investment companies	4,735,638	0	0	4,735,638
Investments measured at net asset value*				13,909,987
Total assets	$213,306,605	$0	$0	$227,216,592

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $13,909,987 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Core Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$1,622,124,846	$0	$1,622,124,846

Asset-backed securities	0	725,281,529	0	725,281,529

Corporate bonds and notes	0	1,035,543,294	0	1,035,543,294

Municipal obligations	0	33,693,218	0	33,693,218

Non-agency mortgage-back securities	0	265,302,564	0	265,302,564

U.S. Treasury securities	1,549,759,889	0	0	1,549,759,889

Yankee corporate bonds and notes	0	304,284,180	0	304,284,180

Yankee government bonds	0	67,297,925	0	67,297,925

Short-term investments
Investment companies	85,527,614	0	0	85,527,614
Investments measured at net asset value*				109,677,180
Total assets	$1,635,287,503	$4,053,527,556	$0	$5,798,492,239

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $109,677,180 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Allocation Funds	157

Managed Fixed Income Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$35,500,727	$0	$35,500,727

Asset-backed securities	0	3,154,504	0	3,154,504

Corporate bonds and notes	0	35,941,224	0	35,941,224

Municipal obligations	0	9,939,365	0	9,939,365

Non-agency mortgage-back securities	0	14,572,338	0	14,572,338

U.S. Treasury securities	3,886,048	0	0	3,886,048

Yankee corporate bonds and notes	0	6,473,082	0	6,473,082

Short-term investments
Investment companies	1,870,651	0	0	1,870,651
Investments measured at net asset value*				164,434
Total assets	$5,756,699	$105,581,240	$0	$111,502,373

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $164,434 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Real Return Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer staples	$3,272,344	$0	$0	$3,272,344
Energy	3,432,901	0	0	3,432,901
Materials	3,888,491	0	0	3,888,491
Real estate	3,271,768	0	0	3,271,768

Corporate bonds and notes	0	8,393,271	0	8,393,271

Loans	0	3,484,013	118,731	3,602,744

U.S. Treasury securities	59,433,036	0	0	59,433,036

Yankee corporate bonds and notes	0	747,761	0	747,761

Short-term investments
Investment companies	3,404,176	0	0	3,404,176
U.S. Treasury securities	49,986	0	0	49,986
Investments measured at net asset value*				213,750
	76,752,702	12,625,045	118,731	89,710,228
Futures contracts	422	0	0	422
Total assets	$76,753,124	$12,625,045	$118,731	$89,710,650
Liabilities
Futures contracts	$906	$0	$0	$906
Total liabilities	$906	$0	$0	$906

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $213,750 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

158	Wells Fargo Allocation Funds	Notes to financial statements

Stable Income Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$6,009,057	$0	$6,009,057

Asset-backed securities	0	7,804,147	0	7,804,147

Corporate bonds and notes	0	7,079,497	0	7,079,497

Municipal obligations	0	461,999	0	461,999

Non-agency mortgage-backed securities	0	641,393	0	641,393

U.S. Treasury securities	1,842,716	0	0	1,842,716

Yankee corporate bonds and notes	0	727,298	0	727,298

Short-term investments
Investment companies	352,626	0	0	352,626
Total assets	$2,195,342	$22,723,391	$0	$24,918,733
Liabilities
Futures contracts	$469	$0	$0	$469
Total liabilities	$469	$0	$0	$469

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolios at that date. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2017, the Portfolios, except International Value Portfolio, did not have any transfers into/out of Level 1, Level 2, or Level 3. International Value Portfolio did not have any transfers into/out of Level 1 and had no material transfers between Level 2 and Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the applicable subadvisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Portfolio.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management for the Portfolios. Funds Management has engaged Analytic Investors, LLC, Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Galliard Capital Management, Inc., Golden Capital Management, LLC, LSV Asset Management, Peregrine Capital Management, LLC (“Peregrine”), and WellsCap as subadvisers. Artisan Partners Limited Partnership, Cooke & Bieler, L.P., LSV Asset Management and Peregrine are not affiliates of Funds Management. As of August 25, 2016, Peregrine was no longer an affiliate of Funds Management as a result of a change in control through a buyout agreement between Wells Fargo and Peregrine. There was no change to the personnel or the operation of Peregrine and the subadvisory fee rates are identical to the prior subadvisory agreement.

The fees for subadvisory services are borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio.

Notes to financial statements	Wells Fargo Allocation Funds	159

The annual advisory and subadvisory fee rates for each Portfolio are as follows:

	Advisory fee				Effective rate for the year ended May 31, 2017		Subadvisory fee
	starting at		declining to			Subadviser	starting at		declining to
C&B Large Cap Value Portfolio	0.65%		0.475%		0.65%	Cooke & Bieler, L.P.	0.38%		0.30%
Diversified Large Cap Growth Portfolio	0.65		0.475		0.65	WellsCap+	0.30		0.20
						Golden Capital Management, LLC+*	0.35	*	0.30	*
Emerging Growth Portfolio	0.80		0.68		0.79	WellsCap	0.55		0.40
Index Portfolio	0.10		0.05		0.09	Golden Capital Management, LLC	0.05		0.02
International Growth Portfolio	0.80	**	0.65	**	0.82	Artisan Partners Limited Partnership	0.80		0.50
International Value Portfolio	0.80	**	0.65	**	0.81	LSV Asset Management	0.35		0.30
Large Company Value Portfolio	0.35	***	0.30	***	0.55	Analytic Investors, LLC****	0.25	****	0.15	****
Small Company Growth Portfolio	0.80		0.68		0.77	Peregrine	0.50		0.45
Small Company Value Portfolio	0.80		0.68		0.80	Peregrine	0.45		0.40
Core Bond Portfolio	0.40		0.30		0.35	WellsCap	0.20		0.10
Managed Fixed Income Portfolio	0.40		0.30		0.40	Galliard Capital Management, Inc.	0.20		0.10
Real Return Portfolio	0.40		0.30		0.40	WellsCap	0.28		0.18
Stable Income Portfolio	0.30		0.225		0.30	Galliard Capital Management, Inc.	0.15		0.05

+	The subadvisory fee is calculated based on the average daily net assets managed by the subadviser.

*	Effective January 31, 2017, Golden Capital Management, LLC became a subadviser of the Portfolio.

**	Prior to July 1 2016, the adviser was entitled to receive an annual fee which started at 0.85% and declined to 0.70% as average daily net assets increased.

***	Prior to February 1, 2017, the adviser was entitled to receive an annual fee which started at 0.70% and declined to 0.505% as average daily net assets increased.

****	Prior to February 1, 2017, Phocas Financial Corporation served as the subadviser and received an annual fee which started at 0.29% and declined to 0.20% as average daily net assets increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

During the year ended May 31, 2017, State Street Bank and Trust Company, the Portfolios’ custodian, reimbursed each Portfolio for certain out-of-pocket expenses that were billed to each Portfolio in error from 1998-2015. These amounts are included in other income on the Statements of Operations. In addition, Funds Management was also reimbursed for waivers/reimbursements it made to the Portfolios during the period the Portfolios were erroneously billed. The amounts were as follows:

	Amount reimbursed to the Portfolio	Amount reimbursed to Funds Management
C&B Large Cap Value Portfolio	$2,708	$535
Diversified Large Cap Growth Portfolio	106	4,098
Emerging Growth Portfolio	2,667	988
Index Portfolio	4,497	420
International Growth Portfolio	25,068	29,244
International Value Portfolio	10,967	14,703
Large Company Value Portfolio	1,034	3,619
Small Company Growth Portfolio	3,629	685
Small Company Value Portfolio	2,600	2,192
Core Bond Portfolio	4,899	2,934
Managed Fixed Income Portfolio	170	11,352
Real Return Portfolio	76	2,962
Stable Income Portfolio	74	9,411

160	Wells Fargo Allocation Funds	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2017 were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
C&B Large Cap Value Portfolio	$0	$341,804,157	$0	$299,112,349
Diversified Large Cap Growth Portfolio	0	107,835,056	0	129,022,974
Emerging Growth Portfolio	0	989,067,467	0	1,108,080,281
Index Portfolio	0	187,313,684	0	787,471,121
International Growth Portfolio	0	169,443,529	0	181,882,657
International Value Portfolio	0	416,182,251	0	232,486,472
Large Company Value Portfolio	0	151,229,037	0	167,065,973
Small Company Growth Portfolio	0	1,724,950,176	0	1,285,243,290
Small Company Value Portfolio	0	239,108,760	0	266,737,924
Core Bond Portfolio	26,818,407,762	8,314,355,315	26,147,086,663	7,491,279,215
Managed Fixed Income Portfolio	25,075,188	30,328,507	22,658,767	38,311,392
Real Return Portfolio	22,978,168	21,799,333	6,114,969	12,380,002
Stable Income Portfolio	4,622,102	10,612,890	6,698,485	6,089,446

The Portfolios may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

As of May 31, 2017, Real Return Portfolio had unfunded term loan commitments of $276,535.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Portfolio or which the Portfolio has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of Index Portfolio at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains on affiliated securities
Wells Fargo & Company	583,952	15,747	167,551	432,148	$22,100,049	$773,038	$3,644,163

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2017, Index Portfolio used uninvested cash to enter into futures contracts to gain market exposure. During the year ended May 31, 2017, Managed Fixed income Portfolio, Real Return Portfolio, and Stable Income Portfolio entered into futures contract to speculate on interest rates and to help manage the duration of each portfolio.

Notes to financial statements	Wells Fargo Allocation Funds	161

At May 31, 2017, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2017	Unrealized gains (losses)
Index Portfolio	6-15-2017	Societe Generale	38 Long	S&P 500 Index	$22,905,450	$483,460
Real Return Portfolio	9-20-2017	JPMorgan	3 Long	10-Year U.S. Treasury Notes	378,891	2,127
Real Return Portfolio	9-29-2017	JPMorgan	10 Short	2-Year U.S. Treasury Notes	2,164,844	(641)
Real Return Portfolio	9-29-2017	JPMorgan	16 Short	5-Year U.S. Treasury Notes	1,893,000	(2,774)
Stable Income Portfolio	9-29-2017	JPMorgan	10 Short	5-Year U.S. Treasury Notes	1,183,125	(1,661)

The Portfolios had average notional amounts in futures contracts during the year ended May 31, 2017 as follows:

	Long contracts	Short contracts
Index Portfolio	$25,281,706	$0
Managed Fixed Income Portfolio	793,143	0
Real Return Portfolio	337,321	3,162,309
Stable Income Portfolio	0	1,311,633

As of May 31 2017, Stable Income Portfolio had segregated $7,000 as cash collateral for open futures contracts.

The receivable and payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolios to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between each Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Index Portfolio	Futures – variation margin	Societe Generale	$2,795	$0	$0	$2,795
Real Return Portfolio	Futures – variation margin	JPMorgan	422	(422)	0	0

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Real Return Portfolio	Futures – variation margin	JPMorgan	$906	$(422)	$(484)	$0
Stable Income Portfolio	Futures – variation margin	JPMorgan	469	0	(469)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

162	Wells Fargo Allocation Funds	Notes to financial statements

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Portfolios that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector. The Portfolio of Investments or Summary Portfolio of Investments includes information on each Portfolio’s holdings, including sector composition, country and/or geographical composition as relevant.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

10. REDEMPTION IN-KIND

After the close of business on July 15, 2016, Wells Fargo Emerging Growth Fund, which invests substantially all of its assets in Emerging Growth Portfolio, redeemed assets through an in-kind redemption. In the redemption transaction, Wells Fargo Emerging Growth Fund issued securities which it received from Emerging Growth Portfolio with a value of $80,953,334 along with cash in the amount of $2,716,932. Emerging Growth Portfolio recognized gains in the amount of $30,973,586, which are reflected on the Statements of Operations. The redemption in-kind represented 9.01% of Emerging Growth Portfolio and is reflected on the Statements of Changes in Net Assets.

11. NEW ACCOUNTING PRONOUCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

12. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in each Portfolio’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Allocation Funds	163

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments (or summary portfolios of investments for Wells Fargo Index Portfolio and Wells Fargo Core Bond Portfolio), of the Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Small Company Growth Portfolio, Wells Fargo Small Company Value Portfolio, Wells Fargo Core Bond Portfolio, Wells Fargo Managed Fixed Income Portfolio, Wells Fargo Real Return Portfolio, and Wells Fargo Stable Income Portfolio, thirteen of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

164	Wells Fargo Allocation Funds	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2017:

Dividends-received deduction
Growth Balanced Fund	66.50%
Moderate Balanced Fund	27.91

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended May 31, 2017:

20% rate gain distribution
Moderate Balanced Fund	$2,365,293

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2017 have been designated as qualified dividend income (QDI):

QDI
Growth Balanced Fund	$2,717,267
Moderate Balanced Fund	1,261,191

For the fiscal year ended May 31, 2017, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Growth Balanced Fund	$1,323,339
Moderate Balanced Fund	1,864,845

For the fiscal year ended May 31, 2017, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Moderate Balanced Fund	$608,369

For the fiscal year ended May 31, 2017, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
Growth Balanced Fund	17.41%
Moderate Balanced Fund	17.34

Other information (unaudited)	Wells Fargo Allocation Funds	165

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

166	Wells Fargo Allocation Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Allocation Funds	167

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of the Growth Balanced Fund, Moderate Balanced Fund, International Growth Portfolio, and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 75 other funds and Assistant Treasurer of 58 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 58 other funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

168	Wells Fargo Allocation Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo Real Return Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Managed Fixed Income Portfolio, Wells Fargo Small Company Growth Portfolio, Wells Fargo Small Company Value Portfolio, Wells Fargo Core Bond Portfolio and Wells Fargo Stable Income Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management or sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the funds of Funds Trust identified in the table below (individually, a “Gateway Fund” and collectively, the “Gateway Funds”); and (ii) an investment sub-advisory agreement (the “Funds Trust Sub-Advisory Agreement”) with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for each of the Gateway Funds.

Gateway Fund
Wells Fargo Growth Balanced Fund
Wells Fargo Moderate Balanced Fund

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for each of the portfolios of Master Trust identified in the table below (individually, a “Master Portfolio” and collectively, the “Master Portfolios”); and (ii) an investment sub-advisory agreement (each, a “Master Trust Sub-Advisory Agreement”, and together with the Funds Trust Sub-Advisory Agreement, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the chart below (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for the corresponding Master Portfolio identified in the chart:

Master Portfolio	Sub-Adviser(s)
Wells Fargo C&B Large Cap Value Portfolio	Cooke & Bieler L.P. (“Cooke & Bieler”)
Wells Fargo Diversified Large Cap Growth Portfolio	WellsCap and Golden Capital Management, LLC (“Golden”)
Wells Fargo Emerging Growth Portfolio	WellsCap
Wells Fargo Index Portfolio	Golden
Wells Fargo International Growth Portfolio	Artisan Partners Limited Partnership (“Artisan”)
Wells Fargo Real Return Portfolio	WellsCap
Wells Fargo International Value Portfolio	LSV Asset Management (“LSV”)
Wells Fargo Large Company Value Portfolio	Analytic Investors, LLC (“Analytic”)
Wells Fargo Managed Fixed Income Portfolio	Galliard Capital Management, Inc. (“Galliard”)
Wells Fargo Small Company Growth Portfolio	Peregrine Capital Management, LLC (“Peregrine”)
Wells Fargo Small Company Value Portfolio	Peregrine
Wells Fargo Core Bond Portfolio	WellsCap
Wells Fargo Stable Income Portfolio	Galliard

The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

The Gateway Funds are gateway blended funds that each invests all of its assets in multiple Master Portfolios.

Other information (unaudited)	Wells Fargo Allocation Funds	169

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of each Gateway Fund Management Agreement and Funds Trust Sub-Advisory Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of each Master Portfolio Advisory Agreement and Master Trust Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and/or personnel changes involving Funds Management, WellsCap, Analytic and Golden, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards noted that the Master Trust Board approved a new Sub-Advisory Agreement with Golden (the “New Golden Sub-Advisory Agreement”) for the Diversified Large Cap Growth Portfolio and the Index Portfolio at a previous Master Trust Board meeting held on February 28-March 1, 2017 due to an impending transaction that will result in a “change of control” (as defined in the 1940 Act) of Golden that is expected to occur on or about July 1, 2017. The Boards further noted that the current Sub-Advisory Agreement with Golden (the “Current Golden Sub-Advisory Agreement”) for the Diversified Large Cap Growth Portfolio and the Index Portfolio will only continue in effect until the Golden Transaction occurs, at which time the Current Golden Sub-Advisory Agreement will automatically terminate and the New Golden Sub-Advisory Agreement will become effective.

The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2016. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the respective Gateway Funds (each, a “Universe”), and in comparison to each Gateway Fund’s benchmark index and to other comparative data. Broadridge is

170	Wells Fargo Allocation Funds	Other information (unaudited)

an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the investment performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Growth Balanced Fund was higher than the average performance of its Universe for all periods under review, except the one year-period; and (ii) the performance of the Moderate Balanced Fund was higher than the average performance of its Universe for all periods under review, except the one year-period.

The Funds Trust Board also noted that the investment performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the Growth Balanced Fund was higher than its benchmark, the Growth Balanced Blended Index, which is a proprietary index used by the Funds Trust Board to help it assess the Growth Balanced Fund’s relative performance, for the 5-year period under review, but lower than its benchmark for the one-, three- and ten-year periods under review; and (ii) the performance of the Moderate Balanced Fund was higher than or in range of its benchmark, the Moderate Balanced Blended Index, which is a proprietary index used by the Funds Trust Board to help it assess the Moderate Balanced Fund’s relative performance, for all periods under review, except that it was lower than its benchmark for the one-year period under review.

The Master Trust Board took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Gateway Funds. The Boards noted that the Diversified Large Cap Growth Portfolio recently experienced a portfolio manager change. The Boards also noted that Analytic only began serving as sub-adviser to the Large Company Value Portfolio as of February 1, 2017, and that investment performance information for the Large Company Value Portfolio for periods prior to February 1, 2017 does not reflect the investment performance of Analytic or changes to its investment strategy that became effective on February 1, 2017.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and to report data with respect to a new share classes launched in 2016. The Funds Trust Board also received an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Funds were as follows: (i) the net operating expense ratios of the Growth Balanced Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes; and (ii) the net operating expense ratios of the Moderate Balanced Fund were lower than or equal to the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that the Gateway Funds are gateway blended funds that invest all of their assets in multiple master portfolios, and therefore pay an advisory fee to Funds Management. The Funds Trust Board also noted that the fee rate to be paid by the Gateway Funds under the Gateway Fund Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by each Gateway Fund under the Gateway Fund Advisory Agreement and Administration Agreement with Funds Management.

The Funds Trust Board reviewed and considered the fee rates that are payable by each Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by each Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Master Trust Board reviewed and considered the contractual investment advisory fee rates

Other information (unaudited)	Wells Fargo Allocation Funds	171

that are payable by the Master Portfolios to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rates”). The Boards also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of each Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Funds were as follows: (i) the Management Rates of the Growth Balanced Fund were lower than the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; and (ii) the Management Rates of the Moderate Balanced Fund were lower than the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were lower than or equal to the median rate for the Master Portfolio’s respective expense Group. The Master Trust Board also discussed and accepted Funds Management’s proposal to revise the Advisory Agreement for the Core Bond Portfolio, Managed Fixed Income Portfolio, and Real Return Portfolio to reduce the advisory fees paid by those Master Portfolios to Funds Management.

The Boards also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV, and Peregrine, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Boards received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the current affiliation between Funds Management and WellsCap, Analytic, Golden and Galliard, the Boards ascribed limited relevance to the allocation of the fees between them. With respect to Artisan, Cooke & Bieler, LSV, and Peregrine, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.

Other than with respect to the Diversified Large Cap Growth Portfolio and the Real Return Portfolio, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement and to WellsCap under the Funds Trust Sub-Advisory Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to each Sub-Adviser under each Master Trust Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards also received and considered information concerning the profitability of WellsCap, Peregrine, Galliard and Golden, if any, from providing services to the fund family as a whole, noting that certain of the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis. The Boards noted that Peregrine’s profitability information was only subsumed in the Wells Fargo and Funds Management profitability analysis through August 31, 2016, at which time Peregrine became unaffiliated with Funds Management. The Boards also noted that Analytic became a wholly-owned subsidiary of WellsCap on October 1, 2016, but that Analytic’s profitability information with respect to subadvising the Large Company Value Portfolio was not subsumed in the Wells Fargo and Funds Management profitability analysis because Analytic did not begin subadvising the Large Company Value Portfolio until after December 31, 2016. The Boards did not receive or consider profitability

172	Wells Fargo Allocation Funds	Other information (unaudited)

information with respect to Artisan, Cooke & Bieler, and LSV, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee structure and each Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Funds. The Master Trust Board also discussed and accepted Funds Management’s proposal to revise the Advisory Agreement for the Core Bond Portfolio, Managed Fixed Income Portfolio, and Real Return Portfolio to reduce the advisory fees paid by those Master Portfolios to Funds Management. The Boards considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies that were summarized for the Boards, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Analytic, Golden and Galliard, and by Artisan, Cooke & Bieler, LSV and Peregrine, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by WellsCap, Artisan, Cooke & Bieler, Golden, and Peregrine, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Analytic, Golden and Galliard, or by Artisan, Cooke & Bieler, LSV or Peregrine, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of each Gateway Fund Management Agreement and Funds Trust Sub-Advisory Agreement for a one-year period. Additionally, at the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of each Master Portfolio Advisory Agreement and Master Trust Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable.

List of abbreviations	Wells Fargo Allocation Funds	173

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

303852 07-17 AAFLD/AR110 05-17

Annual Report

May 31, 2017

Equity Gateway Funds

∎	Wells Fargo C&B Large Cap Value Fund

∎	Wells Fargo Diversified Equity Fund

∎	Wells Fargo Emerging Growth Fund

∎	Wells Fargo Index Fund

∎	Wells Fargo International Value Fund

∎	Wells Fargo Small Company Growth Fund

∎	Wells Fargo Small Company Value Fund

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*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/index-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of May 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Equity Gateway Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Equity Gateway Funds for the 12-month period that ended May 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 17.47% and 18.24% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.58%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the early part of the reporting period.

The first three weeks of June 2016 brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds.

Globally, stocks delivered positive results in the third quarter of 2016; bond yields remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Equity Gateway Funds	3

president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Stock markets rose again as economies grew in the first five months of 2017.

Stocks rallied globally, supported by global economic growth. In the U.S., unemployment continued to decline, consumer sentiment improved, and inflation inched up. In March, Fed officials raised their short-term target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields also rose modestly. Longer-term Treasury yields were little changed, however, leading to positive performance. Investment-grade corporate bonds and high-yield bonds benefited from strong demand. Non-U.S. bond yields remained within a modest range as well and credit sectors outperformed. Outside the U.S., stocks in both developed and emerging markets benefited from global economic growth and a weaker U.S. dollar. In addition, European stocks advanced as political risk declined with the election of French president Emmanuel Macron, a center-left candidate who supports the European Union.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo C&B Large Cap Value Fund1

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Cooke & Bieler, L.P.

Portfolio managers

Andrew Armstrong, CFA®

Steve Lyons, CFA®

Michael M. Meyer, CFA®

Edward W. O’Connor, CFA®

R. James O’Neil, CFA®

Mehul Trivedi, CFA®

William Weber, CFA®

Average annual total returns (%) as of May 31, 2017

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (CBEAX)	7-26-2004	11.76	13.11	5.00	18.62	14.47	5.63	1.25	1.15
Class C (CBECX)	7-26-2004	16.73	13.59	4.84	17.73	13.59	4.84	2.00	1.90
Class R6 (CBEJX)[4]	10-31-2016	–	–	–	19.13	14.84	5.99	0.82	0.70
Administrator Class (CBLLX)	7-26-2004	–	–	–	18.82	14.68	5.83	1.17	1.00
Institutional Class (CBLSX)	7-26-2004	–	–	–	19.05	14.93	6.10	0.92	0.80
Russell 1000® Value Index[5]	–	–	–	–	14.66	14.67	5.15	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	5

Wells Fargo C&B Large Cap Value Fund (continued)

Growth of $10,000 investment as of May 31, 2017[6]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2017 (September 30, 2018 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 shares expenses. If these expenses had been included, returns would be higher.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo C&B Large Cap Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2017.

∎	Sector allocation contributed to performance, including an overweight to industrials and underweights to energy and telecommunication services. Stock selection also contributed to performance, especially in the financials, industrials, consumer staples, and health care sectors.

∎	An underweight to the information technology (IT) sector and stock selection in the consumer discretionary and energy sectors detracted from performance.

During the 12-month period, the market encountered shock waves as U.S. investors rushed to position their portfolios for the new political order under the Trump administration. Investors’ appetite shifted from investing in lower-quality, commodity-driven businesses to a renewed interest in higher-quality businesses with good growth prospects. Against this backdrop, the Fund outperformed relative to its benchmark index.

The Fund benefited from sector allocation and from stock selection in certain sectors.

Outperformance was attributable to both sector weighting and stock selection. Sector allocations—the result of our bottom-up, fundamental research (as opposed to broad-based predictions)—largely contributed to the Fund’s success during the period, especially an overweight to the industrials sector and underweights to energy and telecommunication services. In terms of stock selection, contributors within the financials sector included State Street Corporation along with these bank holdings: Bank of America Corporation; JPMorgan Chase & Company; and The PNC Financial Services Group, Incorporated. Banks benefited from the Federal Reserve’s decision to raise interest rates and from the perception of a strengthening economy. Within the industrials sector, motion-control product manufacturer Parker-Hannifin Corporation contributed as well.

Ten largest holdings (%) as of May 31, 2017[7]
FNF Group	3.11
Gildan Activewear Incorporated	2.96
Laboratory Corporation of America Holdings	2.91
Abbott Laboratories	2.85
AerCap Holdings NV	2.85
The Progressive Corporation	2.75
JPMorgan Chase & Company	2.74
State Street Corporation	2.73
Chubb Limited	2.54
Omnicom Group Incorporated	2.52

An underweight to the IT sector and certain stock selections detracted from performance.

The Fund’s underweight to the IT sector hindered performance as the market favored software and hardware storage companies during the period. Stocks that detracted from results included: World Fuel Services Corporation; film and media company Twenty-First Century Fox, Incorporated; health care services company Cardinal Health, Incorporated; multinational hospitality industry company Brinker International, Incorporated; and branded clothing manufacturer Gildan Activewear Incorporated. The underperformance by World Fuel Services resulted from continued weakness in its marine segment and uneven land results. Twenty-First Century Fox suffered from a temporary weakness in studio results.

Brinker struggled due to a weak casual-dining market while Gildan Activewear faced weakness primarily from its exposure to big-box retailers.

We took advantage of potential opportunities during the 12-month period.

During the period, we added to existing holdings or initiated positions in the following companies: diversified electronic instruments manufacturer AMETEK, Incorporated; commercial real estate services provider CBRE Group, Incorporated; branded pharmaceutical manufacturer Allergan, Incorporated; branded, basic-apparel company Hanesbrands Incorporated; electronic connectors and sensors producer TE Connectivity Limited; global investor, operator, and asset manager Brookfield Asset Management Incorporated; financial-exchange operator and financial-data provider Intercontinental Exchange, Incorporated; global management consulting and professional services company Accenture plc; and global financial services company Synchrony Financial.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	7

Wells Fargo C&B Large Cap Value Fund (continued)

To make room for these positions, we eliminated positions in the following companies, all of which had reached our price target: consumer goods holding The Proctor & Gamble Company; independent natural gas, natural gas liquids, and petroleum producer Devon Energy Corporation; industrial supply company W.W. Grainger, Incorporated; holding company WESCO International, Incorporated; and multinational financial services corporation American Express Company. Also, we eliminated the petroleum and natural gas exploration and production company Noble Energy, Incorporated, and retailer Kohl’s Corporation, and we trimmed our position in the vertically integrated filtration company Donaldson Company, Incorporated.

In addition, the position we initiated in luxury jewelry and specialty retailer Tiffany & Company early in the period was eliminated after five months because our initial purchase had reached our price target. Another position we initiated early on—IT, consulting, and business process services provider Cognizant Technology Solutions Corporation—was reaching our price target and was eliminated as a swap for Accenture. Lastly, Fund holding Linear Technology Corporation was purchased by multinational semiconductor company Analog Devices, Incorporated, and thus eliminated from the Fund.

Sector distribution as of May 31, 2017[8]

Understanding of fundamentals and a disciplined approach continue to be imperative.

The Russell 1000® Value Index returned 14.66% over the 12-month period as investors anticipated growth in overall corporate profits for the first time in three years. Any future gains from here, as well as support for current valuations, will depend on investors’ optimism being borne out. However, after years of subpar growth and with a generally favorable macroeconomic outlook, we believe there may be room for positive surprises as well. Regardless and as always, we will continue to base our investment decisions on a detailed understanding of fundamentals and on our disciplined approach to quality and valuation.

Please see footnotes on page 5.

8	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Diversified Equity Fund1

Investment objective

The Fund seeks long-term total capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers for the affiliated master portfolios

Analytic Investors, LLC

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, LLC

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Biwer, CFA®

Aldo Ceccarelli, CFA®

Erik Sens, CFA®

Average annual total returns (%) as of May 31, 2017

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NVDAX)	5-2-1996	8.95	11.26	4.11	15.59	12.58	4.73	1.41	1.25
Class C (WFDEX)	10-1-1998	13.71	11.74	3.95	14.71	11.74	3.95	2.16	2.00
Administrator Class (NVDEX)	11-11-1994	–	–	–	15.86	12.87	5.00	1.33	1.00
Diversified Equity Blended Index[4]	–	–	–	–	17.72	14.53	6.09	–	–
MSCI EAFE Index (Net)[5]	–	–	–	–	16.44	10.21	1.06	–	–
Russell 1000® Growth Index[6]	–	–	–	–	20.27	15.98	8.77	–	–
Russell 1000® Value Index[7]	–	–	–	–	14.66	14.67	5.15	–	–
Russell 2000® Index[8]	–	–	–	–	20.36	14.04	6.40	–	–
S&P 500 Index[9]	–	–	–	–	17.47	15.42	6.94	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	9

Wells Fargo Diversified Equity Fund (continued)

Growth of $10,000 investment as of May 31, 2017[10]

[1]	The Fund is a gateway feeder fund that invests in multiple affiliated master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.59% in net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	Source: Wells Fargo Funds Management, LLC. The Diversified Equity Blended Index is weighted 25% in the S&P 500 Index, 25% in the Russell 1000® Growth Index, 25% in the Russell 1000® Value Index, 15% in the MSCI EAFE Index (Net), and 10% in the Russell 2000® Index. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Equity Blended Index, the MSCI EAFE Index (Net), the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]	The S&P 500 Information Technology Index comprises those companies included in the S&P 500 Index that are classified as members of the GICS information technology sector. You cannot invest directly in an index.

[12]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]	Amounts represent the aggregated sector distributions of the affiliated master portfolios which are calculated based on the total long-term investments of the affiliated master portfolios. These amounts are subject to change and may have changed since the date specified.

10	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Diversified Equity Fund (continued)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund underperformed its custom benchmark, the Diversified Equity Blended Index, for the 12-month period that ended May 31, 2017.

∎	Largely responsible for the lagging performance were large-cap and international investments relative to their benchmarks.

∎	During the period, the portfolio management team added value to the Fund through tactical asset allocation shifts via futures contracts.

Stocks rallied across the globe.

Equity markets advanced during the 12-month period. Signs of global economic improvement were the main drivers supporting the advance. Gains were most pronounced in the U.S., where equity markets provided robust returns despite looming concerns about interest rates, the Brexit vote, and the presidential election. Corporate earnings were generally positive and helped shore up investor sentiment, as did prospects for deregulation. Gains were most pronounced in the first quarter of 2017, and sector leadership broadened sizably then. Favorable results were also realized internationally.

A significant positive factor for the Fund was lower market volatility, which tends to help active portfolio managers, as fundamentally strong companies have opportunities to deliver superior returns. High volatility is often associated with declining markets, when stocks tend to move in lockstep, which reduces the effectiveness of stock selection.

Another reversal supporting the Fund’s performance near the end of the period was renewed investor appetite for stocks with higher earnings-growth characteristics, which were out of favor while investors favored bond proxy stocks. The Fund tends to have greater relative exposure to high-growth stocks, which supported relative performance.

One notable phenomenon in the period was the change in sector leadership. Beginning in the summer of 2016, U.S. investors began rotating out of income-oriented sectors. These so-called bond proxy sectors—utilities, telecommunication services, and consumer staples—began to lag the broad market, reversing a trend that had been in place for several quarters. This reversal was largely due to the expectation of higher interest rates, which were realized when the U.S. Federal Reserve (Fed) increased interest rates in December 2016 and again in March 2017.

In the U.S., technology stocks provided strong results, advancing more than 30% in the period, as measured by the S&P 500 Information Technology Index.11 Apple Incorporated contributed much of this gain, and software and semiconductor stocks also contributed. Financials delivered solid results in the aftermath of the presidential election. The energy sector, however, generally suffered negative returns, continuing the relative underperformance it suffered during the prior 12-month period.

Large-cap and international investments underperformed while financials contributed value.

During the 12-month period, the Fund encountered underperformance among most of its underlying managers—the primary reason for lagging its custom benchmark. Among the Fund’s U.S. equity holdings, large-cap holdings tended to detract, particularly among high-growth companies which lagged the broad market until the later months of the period. Growth company investments in the international segment also detracted. The financials sector in the U.S. outperformed toward the end of the period with strong returns among bank and insurance company holdings contributing to returns for the period.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	11

Wells Fargo Diversified Equity Fund (continued)

Ten largest holdings (%) as of May 31, 2017[12]
Berkshire Hathaway Incorporated Class B	1.37
Johnson & Johnson	1.36
JPMorgan Chase & Company	1.30
Apple Incorporated	0.98
Merck & Company Incorporated	0.85
Bank of America Corporation	0.85
Exxon Mobil Corporation	0.84
Cisco Systems Incorporated	0.73
Microsoft Corporation	0.66
Amazon.com Incorporated	0.59

Sector distribution as of May 31, 2017[13]

No changes were made to the Fund’s strategic composition.

The Fund’s overall asset allocation among the underlying funds remains aligned with the composition of its blended benchmark: 25% in U.S. large-cap value portfolios, 25% in U.S. large-cap blend portfolios, 25% in U.S. large-cap growth portfolios, 10% in U.S. small-cap portfolios, and 15% in international portfolios.

Equities appear to be fairly valued.

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest-rate increases may be a headwind for fixed-income markets, and we remain aware of duration risk. While U.S. equities overall appear to be fairly valued, equities appear to have more upside potential than U.S. fixed-income securities because the Fed has indicated a bias toward increasing interest rates.

Internationally, central banks are pursuing accommodative monetary policies that should be supportive of global asset prices. While the decline in commodity prices in recent years had a negative impact on many emerging economies, there appears to be new optimism that higher growth rates will return in the emerging markets. As many European multinational companies have significant indirect exposure to emerging markets, Europe also may be poised to take advantage of a rebound. Thus we also are optimistic about expectations for foreign equity markets.

Please see footnotes on page 9.

12	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Emerging Growth Fund1

The Fund is closed to most new investors.2

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Thomas C. Ognar, CFA®

Bruce C. Olson, CFA®

Average annual total returns (%) as of May 31, 20173

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[5]
Class A (WEMAX)	3-31-2008	16.29	10.24	7.12	23.39	11.55	7.74	1.34	1.34
Class C (WEMCX)	3-31-2008	21.56	10.72	6.95	22.56	10.72	6.95	2.09	2.09
Administrator Class (WFGDX)	1-31-2007	–	–	–	23.60	11.73	7.96	1.26	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	24.08	12.07	8.23	1.01	0.90
Russell 2000® Growth Index[6]	–	–	–	–	19.71	14.36	7.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	13

Wells Fargo Emerging Growth Fund (continued)

Growth of $10,000 investment as of May 31, 2017[7]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Please see the Fund’s current Statement of Additional Information for further details.

[3]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Class A shares would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[4]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[5]	The manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.35% for Class A, 2.10% for Class C, 1.20% for Administrator Class, and 0.90% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[6]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares since inception with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

14	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Emerging Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended May 31, 2017.

∎	The Fund’s relative outperformance was driven primarily by stock selection within the information technology (IT), financials, and industrials sectors.

∎	While the Fund’s health care holdings as a group were additive to performance, the Fund’s largest single detractor from performance was Acadia Healthcare Company, Incorporated. The Fund’s allocation to stocks in the energy sector also detracted from performance.

Growth stocks saw an uptick in volatility during the 12-month reporting period.

Growth stocks saw large fluctuations in performance over the 12-month period as investors’ sentiment shifted. The dramatic political climate coupled with the continuation of historically low interest rates created an environment in which strong fundamentals were not necessarily rewarded. In the fourth quarter of 2016, cyclically oriented stocks enjoyed strong gains, boosted by optimism regarding the global economy and a general belief that stocks in areas such as industrials and financials likely would benefit from planned fiscal policies under the Trump administration. During this period, small-cap value stocks outperformed small-cap growth stocks by more than 1,000 basis points (100 basis points equal 1.00%). In the first five months of 2017, investors seemed to refocus on fundamentals and rewarded companies with the greatest opportunity for revenue and earnings growth. Additional tightening by the Federal Reserve also contributed to the shift away from income-generating stocks and toward stocks with strong long-term growth prospects.

The Fund benefited most notably from favorable stock selection in the IT, financials, and industrials sectors.

Outperformance in IT was led by companies gaining market share in rapidly growing areas, such as cloud services. Fleetmatics Group PLC and Demandware, Incorporated, agreed to be acquired over the period, which sent their share prices soaring; both positions were sold from the Fund. Proofpoint, Incorporated, which offers enterprise data-protection solutions, generated robust revenues and notable improvement in profitability metrics. Holdings in the financials sector performed well after the presidential election on expectations that President Trump would loosen some of the more restrictive regulations put in place after the 2008 financial crisis. Companies such as LendingTree, Incorporated, and MarketAxess Holdings Incorporated performed particularly well in this environment. Within industrials, On Assignment, Incorporated, a temporary-employment agency, was a large contributor to performance after it demonstrated solid business execution on multiple fronts, evidenced by attractive organic growth in its core business.

Ten largest holdings (%) as of May 31, 2017[8]
Q2 Holdings Incorporated	3.13
On Assignment Incorporated	3.07
Proofpoint Incorporated	2.64
InterXion Holding NV	2.47
WageWorks Incorporated	2.30
The Spectranetics Corporation	2.27
LendingTree Incorporated	2.15
MarketAxess Holdings Incorporated	2.12
John Bean Technologies Corporation	1.86
Five9 Incorporated	1.84

Select health care and energy stocks hindered performance during the period.

While the Fund’s allocation to health care stocks was additive overall, Acadia Healthcare—an inpatient behavioral health services provider—was the largest single detractor from performance. We believe Acadia’s longer-term prospects potentially remain strong; however, during the 12-month period, the company’s stock struggled after Acadia made an acquisition in the U.K. at the time of the Brexit vote. The acquisition subsequently was stalled as Acadia worked through some regulatory issues. Acadia’s stock came under pressure again in late 2016 over concerns related to President Trump’s plan for health care. While the stock detracted from results for the 12-month period overall, it has shown marked improvement in the first five months of 2017, leading it to be one of the best-performing Fund holdings in 2017 as of May 31. Within the energy sector, a number of holdings came under pressure due to falling oil prices. A global supply glut has continued to exert downward pressure on margins in companies with large exposures to energy.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	15

Wells Fargo Emerging Growth Fund (continued)

Sector distribution as of May 31, 2017[9]

We continue to focus on consistently implementing our process.

Over the course of the 12-month period, we made modest adjustments to the Fund to capitalize on opportunities and position for the future. The largest shifts in the portfolio were additions to the IT, financials, and industrials sectors where we found potential opportunities for robust, sustainable growth that in our view had been underappreciated by the market. Conversely, we trimmed holdings in the energy sector as some stocks no longer were underappreciated in our opinion, or where we saw deterioration in the underlying fundamentals.

We believe President Donald Trump will continue to push the boundaries of accepted political protocols, which may result in higher volatility. We will continue to attempt to exploit this volatility by remaining disciplined to our investment process, which seeks robust-growth companies with sustainable business models that in our view are underappreciated by investors. We maintain strong conviction for the rapidly growing companies within the Fund; many holdings have been trading at what we believe are potentially attractive valuations relative to the broader market.

Please see footnotes on page 13.

16	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Index Fund1

Investment objective

The Fund seeks to replicate the total return of the S&P 500 Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Golden Capital Management, LLC

Portfolio managers

John R. Campbell, CFA®

David Neal, CFA®

Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of May 31, 20172

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFILX)	11-4-1998	10.23	13.48	5.77	16.94	14.83	6.39	0.63	0.45
Class C (WFINX)	4-30-1999	15.07	13.97	5.60	16.07	13.97	5.60	1.38	1.20
Administrator Class (WFIOX)	2-14-1985	–	–	–	17.18	15.15	6.69	0.40	0.25
S&P 500 Index[5]	–	–	–	–	17.47	15.42	6.94	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	17

Wells Fargo Index Fund (continued)

Growth of $10,000 investment as of May 31, 2017[6]

‡	Mr. Wicentowski became a portfolio manager of the Fund on June 14, 2017.

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

18	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Index Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2017.

∎	The information technology (IT), financials, and industrials sectors posted the highest returns in the S&P 500 Index, with each sector gaining more than 20%.

∎	Energy was the bottom-performing sector (as it was during the previous 12-month reporting period); more than 25% of index constituents posted double-digit declines. The telecommunication services sector was the only other sector to post a decline. Both of these sectors declined less than 1.5% during the period.

The Fund trailed the index after fees and expenses. The Fund’s management team rebalances the portfolio to reflect the ongoing changes in constituents and their weightings within the Fund’s benchmark index. One cannot invest directly in the benchmark, and timing of cash flows and other practical issues affect the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible.

Ten largest holdings (%) as of May 31, 2017[7]
Apple Incorporated	3.83
Microsoft Corporation	2.58
Amazon.com Incorporated	1.88
Facebook Incorporated Class A	1.70
Johnson & Johnson	1.66
Exxon Mobil Corporation	1.59
Berkshire Hathaway Incorporated Class B	1.50
JPMorgan Chase & Company	1.40
Alphabet Incorporated Class A	1.40
Alphabet Incorporated Class C	1.36

The S&P 500 Index delivered positive returns during 11 months of the reporting period.

In terms of the U.S. economy, manufacturing improved through March 2017 before pulling back slightly, but overall levels were strong and indicated expansion. Retail sales were up slightly during the first half of the reporting period and accelerated during the latter half of the period. Unemployment improved from 4.7% in May 2016 to 4.3% in May 2017, achieving levels not seen since May 2001. Inflation increased from an average of about 1.5% in the last half of 2016 to an average of 2.5% in the first five months of 2017. Consumer confidence increased significantly during the second half of 2016 and the first quarter of 2017, jumping to 16-year highs in March before pulling back slightly in April and May. The U.S. Federal Reserve (Fed) raised the federal funds rate target by 0.25% in December 2016; another rate increase was initiated in March 2017 to a range of 0.75% to 1.00%. These were the second and third increases since a series of cuts in 2007 and 2008. After its March 2017 meeting, the Fed maintained its year-end federal funds rate projection at 1.4% for 2017 and 2.1% for 2018. The U.S. dollar continued to appreciate against most major currencies in the second half of 2016, but that trend changed in the first quarter of 2017 as the dollar weakened. Profits of U.S. corporations increased significantly during the latter half of 2016 before leveling off in 2017.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	19

Wells Fargo Index Fund (continued)

Sector distribution as of May 31, 2017[8]

The IT, financials, and industrials sectors were the top performers within the S&P 500 Index.

IT was by far the strongest sector, with a gain of nearly 34% during the period. The sector displayed broad-based strength as nearly 75% of its constituents posted double-digit returns and nearly 20% gained more than 50%. Within the financials sector, both Bank of America Corporation and Morgan Stanley appreciated more than 50%. In industrials, transportation companies were strong, led by rail and airline stocks such as CSX Corporation, which more than doubled, and United Continental Holdings, Incorporated, which was up more than 75%.

Energy and telecommunication services were the only sectors in the index that declined for the period.

Results within the energy sector were mixed. While more than 25% of the sector’s holdings recorded double-digit declines, approximately 20% of the holdings delivered double-digit gains. Energy’s bottom performers included Range Resources Corporation, Southwestern Energy Company (sold during the reporting period), and Diamond Offshore Drilling, Incorporated. Performance in the telecommunication services sector was dragged down by a nearly 50% loss in Frontier Communications Corporation.

Please see footnotes on page 17.

20	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo International Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

LSV Asset Management

Portfolio managers

Josef Lakonishok

Puneed Mansharamani, CFA®

Menno Vermeulen, CFA®

Average annual total returns (%) as of May 31, 2017

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFFAX)	10-31-2003	11.83	7.84	(1.22)	18.65	9.12	(0.64)	1.46	1.35
Class C (WFVCX)	4-8-2005	16.69	8.29	(1.40)	17.69	8.29	(1.40)	2.21	2.10
Administrator Class (WFVDX)	4-8-2005	–	–	–	18.66	9.27	(0.46)	1.38	1.25
Institutional Class (WFVIX)	8-31-2006	–	–	–	19.04	9.57	(0.23)	1.13	1.00
MSCI EAFE Value Index (Net)[4]	–	–	–	–	18.44	9.85	(0.11)	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	21

Wells Fargo International Value Fund (continued)

Growth of $10,000 investment as of May 31, 2017[5]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Value Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the United States and Canada. The MSCI EAFE Value Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Value Index (Net). The chart assumes a hypothetical $10,000 investment of in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The MSCI EAFE Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[7]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts represent the composition of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

22	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo International Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2017.

∎	The Fund benefited from solid stock selection during the period. Value stocks outperformed growth stocks, which also contributed to the strong relative performance given the Fund’s deep-value bias.

∎	The Fund’s overweight to consumer staples relative to the benchmark and poor selection among consumer staples stocks had a negative impact on performance.

∎	From a portfolio composition perspective, the most significant changes in sector exposures during the period were increases in the Fund’s weights to health care, real estate, and utilities stocks and decreases in the financials and consumer discretionary sectors. The Fund is underweight the financials, energy, and real estate sectors relative to the benchmark and overweight the materials, consumer discretionary, consumer staples, and health care sectors.

International developed stock markets posted double-digit gains over the past 12 months.

International developed stock markets posted double-digit gains over the past 12 months, with the MSCI EAFE Index (Net)6 returning 16.44%. Value stocks outperformed growth stocks in the period, as the MSCI EAFE Value Index (Net) advanced 18.44%. Cyclical sectors, such as materials and industrials, led the market advance. Information technology (IT) stocks and financials also performed well. Telecommunication services declined during the period, while defensive sectors, including consumer staples, utilities, and real estate, also lagged. Emerging markets rebounded from several years of poor performance, as the MSCI EM Index (Net)7 returned 27.41%, well ahead of developed markets.

Ten largest holdings (%) as of May 31, 2017[8]
Sanofi SA	1.86
GlaxoSmithKline plc	1.62
Roche Holding AG	1.59
Nippon Telegraph & Telephone Corporation	1.58
Enel SpA	1.21
BAE Systems plc	1.19
KDDI Corporation	1.09
Swiss Life Holding AG	0.98
Swiss Reinsurance AG	0.92
Allianz AG	0.91

The Fund benefited from strong stock selection, particularly in the financials, IT, telecommunication services, and energy sectors. The Fund’s exposure to emerging markets had a positive impact on results, as emerging markets rebounded and led the developed markets by a sizable amount. The Fund’s overweight to consumer staples relative to the value benchmark and poor selection among consumer staples stocks had a negative impact on performance.

Top-contributing positions included Japanese holdings Calsonic Kansei Corporation in the consumer discretionary sector and Mitsubishi Gas Chemical Company, Incorporated, in the materials sector. Emerging markets stocks Banco do Brasil S.A. and Kingboard

Laminates Holdings Limited contributed positively. Our underweights to Vodafone Group Plc and Toyota Motor Corporation also had a positive impact on results. Detractors included Japanese pharmaceutical company Astellas Pharma Incorporated, Carillion plc in the industrials sector, and U.K. grocer J Sainsbury plc. The Fund was also negatively affected by its lack of exposure to HSBC Holdings plc, Glencore plc, and BHP Billiton Limited, all three of which posted strong returns.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	23

Wells Fargo International Value Fund (continued)

Sector distribution as of May 31, 2017[9]

Country allocation as of May 31, 2017[9]

The most significant changes in sector exposures during the period included newly initiated positions in pharmaceutical companies. The Fund added Japanese pharmaceutical companies Astellas Pharma and Kaken Pharmaceutical Company, Limited. We also added to our positions in GlaxoSmithKline plc and Sanofi S.A. and initiated a position in Roche Holding Limited AG. Within utilities, we initiated positions in several European utilities in Germany, Italy, Spain, and Portugal. We reduced our exposure to consumer discretionary stocks, selling Calsonic Kansei and Tata Motors Limited, both of which performed well. We also sold Home Retail Group plc in the U.K., which had done poorly and is no longer attractive on our stock ranking model. Within financials, we sold Challenger Limited in Australia and Standard Chartered PLC in the U.K. We also reduced our position in Credit Suisse Group AG; Zurich Insurance Group Limited; Old Mutual plc; Aozora Bank, Limited; and Banco do Brasil. Within health care, German pharmaceutical company Stada Arzneimittel AG left the portfolio after a takeover.

The Fund is overweight the materials, consumer discretionary, consumer staples, and health care sectors while underweight the financials, energy, and real estate sectors relative to the value benchmark. At the end of the reporting period, the Fund’s emerging markets exposure stood at 10.8% of the portfolio.

We believe that the Fund remains attractive based on valuation.

The Fund remains attractively positioned from a valuation standpoint. As of the end of the reporting period, the stocks within the Fund were trading at an average price of under 11 times forecasted earnings per share and 7 times cash flow per share compared with 13 times forecasted earnings per share and 8 times cash flow per share for the MSCI EAFE Value Index (Net). We believe that the emerging markets portion of the portfolio was trading at particularly attractive valuations of less than 10 times forecasted earnings per share and less than 6 times cash flow per share. We continue to concentrate on finding what we believe are attractively valued companies that are generating strong cash flows and earnings and that we believe could produce strong performance going forward.

Please see footnotes on page 21.

24	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Small Company Growth Fund1

The Fund is currently closed to most new investors.2

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, LLC

Portfolio managers

William A. Grierson, CFA®

Daniel J. Hagen, CFA®

James P. Ross, CFA®

Paul E. von Kuster, CFA®

Average annual total returns (%) as of May 31, 20173

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[5]
Class A (WFSAX)	1-30-2004	10.68	12.30	6.24	17.43	13.64	6.87	1.34	1.34
Class C (WSMCX)	1-30-2004	15.55	12.79	6.08	16.55	12.79	6.08	2.09	2.09
Class R6 (WSCRX)	10-31-2014	–	–	–	17.95	14.17	7.36	0.91	0.90
Administrator Class (NVSCX)	11-11-1994	–	–	–	17.57	13.87	7.11	1.26	1.20
Institutional Class (WSCGX)	3-31-2008	–	–	–	17.86	14.14	7.34	1.01	0.95
Russell 2000® Growth Index[6]	–	–	–	–	19.71	14.36	7.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	25

Wells Fargo Small Company Growth Fund (continued)

Growth of $10,000 investment as of May 31, 2017[7]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Please see the Fund’s current Statement of Additional Information for further details.

[3]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[4]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[5]	The manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.35% for Class A, 2.10% for Class C, 0.90% for Class R6, 1.20% for Administrator Class, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[6]	The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[9]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

26	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Small Company Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2017.

∎	Select holdings within the consumer discretionary sector detracted from Fund performance.

∎	The Fund’s holdings within the health care sector contributed to relative performance.

During the reporting period, markets worldwide were significantly influenced by the outcomes of political decisions. This added a layer of nonfundamental risk to the markets. Starting with the fateful Brexit vote in mid-2016 and culminating in the surprise election of Donald Trump as U.S. president in November, a series of unlikely political outcomes surprised markets and led to rapidly evolving leadership dynamics throughout the period.

A constant throughout the first seven months of the reporting period was the pronounced leadership of value stocks over growth. This leadership was buoyed immediately following the U.S. presidential election in November 2016; Mr. Trump’s victory was largely viewed as a positive for near-term economic growth, primarily due to his support for deregulation and tax reform. As a result, value-centric sectors leveraged toward more cyclical growth, such as industrials and materials, saw significant appreciation in the fourth quarter of 2016, as did the heavily regulated financials sector. The exceptionally strong performance by value in the second half of 2016 propelled the Russell 2000® Value Index8 to outperform the Russell 2000® Growth Index by more than 2,000 basis points (100 basis points equal 1.00%) for 2016. This has happened just five times since the inception of the indexes. The sharp rotation in leadership created a difficult environment for many growth managers.

Ten largest holdings (%) as of May 31, 2017[9]
SS&C Technologies Holdings Incorporated	2.05
PTC Incorporated	1.68
Copart Incorporated	1.44
Teradyne Incorporated	1.39
Cadence Design Systems Incorporated	1.37
Microsemi Corporation	1.36
Realpage Incorporated	1.32
Apogee Enterprises Incorporated	1.31
On Assignment Incorporated	1.26
HealthEquity Incorporated	1.25

Stock selection within the consumer discretionary sector detracted from Fund performance.

The consumer discretionary sector presented some unique challenges throughout the reporting period. Sector leadership was skewed toward slower-growing industries, such as diversified consumer services and household durables. When taken in conjunction with continued fundamental weakness in specialty retail as well as in restaurants and leisure—two key growth industries—the result was poor relative returns. Stock selection also played a role in the underperformance. Zoe’s Kitchen, Incorporated, was a relative detractor. This Mediterranean-inspired fast-casual restaurant chain has strong unit economics and an excellent management team, and it is relatively early in its penetration of the total market opportunity, with only 200 restaurants primarily in the Southeast and Mid-Atlantic regions. Mixed fundamental results, augmented by continued negative sentiment surrounding restaurants, weighed on the stock throughout the reporting period, leading to its negative impact on performance.

Stock selection and relative positioning drove strong returns in the health care sector.

Health care was the Fund’s largest source of positive relative returns over the reporting period, driven largely by strong stock selection and a modest overweight to the health care technology industry. Within this industry, long-term holding Evolent Health, Incorporated, was the largest contributor. The company’s platform is used by health care facilities and systems to migrate reimbursement practices from fee for service to value-based reimbursement. With its leading share in enabling these migrations, Evolent has delivered strong results on consistent fundamental execution in pursuing its unique opportunity. In our view, the company is well positioned to potentially continue benefiting from the ongoing transition toward this new paradigm across the health care spectrum.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	27

Wells Fargo Small Company Growth Fund (continued)

Sector distribution as of May 31, 2017[10]

We remain focused on consistent application of our disciplined process.

Our team has employed the same bottom-up style for more than 30 years. We believe the combination of our disciplined investment process and experienced team has been the key to the success of this investment style over time. Looking ahead, we remain focused on identifying what we believe are attractive growth companies with underappreciated opportunities relative to their valuations. In our opinion, these stocks ultimately may be rewarded by the marketplace, which could lead to outperformance and may add value to the Fund.

Please see footnotes on page 25.

28	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Small Company Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, LLC

Portfolio managers

Jason R. Ballsrud, CFA®

Tasso H. Coin, Jr., CFA®

Douglas G. Pugh, CFA®

Average annual total returns (%) as of May 31, 20172

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SCVAX)	1-31-2002	12.02	11.47	4.36	18.86	12.80	4.98	1.48	1.35
Class C (SCVFX)	8-30-2002	16.97	11.97	4.22	17.97	11.97	4.22	2.23	2.10
Class R6 (SCVJX)	10-31-2016	–	–	–	19.30	13.09	5.28	1.05	0.90
Administrator Class (SCVIX)	1-31-2002	–	–	–	19.00	13.01	5.23	1.40	1.20
Institutional Class (SCVNX)	7-30-2010	–	–	–	19.26	13.26	5.38	1.15	1.00
Russell 2000® Value Index[5]	–	–	–	–	21.00	13.67	5.31	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 29.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	29

Wells Fargo Small Company Value Fund (continued)

Growth of $10,000 investment as of May 31, 2017[6]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 shares expenses. If these expenses had been included, returns for Class R6 shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2017 (September 30, 2018 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses, (if any) and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

30	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Small Company Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Russell 2000® Value Index for the 12-month period that ended May 31, 2017.

∎	During the period, lower-quality stocks in the information technology (IT) and materials sectors delivered strong performance; the higher-quality companies that we seek for the Fund generally did not perform as well. Also, the strong surge in the markets following the presidential election in November 2016 caused the Fund’s cash holdings of 3.4% to drag on relative performance.

∎	Strong stock selection relative to the index was most significant within the Fund’s consumer discretionary and energy sectors.

During the 12-month reporting period, markets provided investors with a wild ride that ended with a surprisingly positive outcome. Several distinct periods of performance and events took place. First, the shock of the U.K.’s Brexit vote hit the markets in June 2016 and created significant, though temporary, turmoil. Within the Fund, some holdings fell more than 2% for the month of June 2016 while more defensive stocks in the benchmark index led the way, holding the overall Russell 2000® Value Index in positive territory at 0.30% for that month. This set the Fund’s investment style in a relative-performance hole of more than 250 basis points (100 basis points equal 1.00%) right out of the gate.

The next distinct performance period was the post-Brexit effect that started July 1, 2016, and ended November 8, 2016, when the U.S. general election was held. During this time frame, markets cautiously recovered but in a very tight range. The Russell 2000® Value Index moved up 5.78% during this period. Merger and acquisition activity dropped off as many companies waited to see the outcome of the election. The post election surprise of Donald Trump winning the presidency sent markets down initially and then off on a tremendous rally driven by investors’ purchases of stocks held within indexes, led by stocks within the Russell 2000® Value Index. Investors scrambled to buy economically sensitive small-cap value stocks, crowding into index holdings to capture exposure. This propelled the index upward more than 17% into year-end 2016, and the Fund generally kept pace over this period. While the rally was terrific in terms of absolute returns, it offered us very little opportunity for differentiation from the benchmark given the massive rush of index buying.

During the last segment of the reporting period, from the beginning of 2017 through May 31, 2017, markets moderated slightly. We were successful in further closing the gap relative to the benchmark’s performance.

Fund performance was pressured most substantially within the IT and materials sectors.

In the IT sector, lower-quality stocks with negative earnings drove much of the benchmark’s outperformance. Investors pursued a combination of strong index-based buying and speculative purchases of lower-quality stocks, which they thought might have a shot at returning to health on the back of a hopeful economic surge led by policy changes. Our investment style has very strict quality controls that do not permit us to buy IT companies that have negative earnings. Within the materials sector, a similar effect could be seen as low-quality, highly distressed steel and gold companies experienced rallies surrounding the Brexit vote and Donald Trump’s election as U.S. president. We have been cautious on materials and commodity companies and have held an underweight in materials for some time.

Please see footnotes on page 29.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	31

Wells Fargo Small Company Value Fund (continued)

Ten largest holdings (%) as of May 31, 2017[7]
Penn National Gaming Incorporated	1.68
Eldorado Resorts Incorporated	1.57
Adtalem Global Education Incorporated	1.52
Cypress Semiconductor Corporation	1.49
Veeco Instruments Incorporated	1.41
Four Corners Property Trust Incorporated	1.38
Red Robin Gourmet Burgers Incorporated	1.38
MKS Instruments Incorporated	1.37
Vishay Intertechnology Incorporated	1.35
Tivo Corporation	1.33

Sector distribution as of May 31, 2017[8]

Stock selection delivered strong results within the Fund’s consumer discretionary sector, especially from regional gaming holdings.

Regional gaming benefited from a strong uptick in jobs and consumers’ increased willingness to spend on leisure. Gaming companies are a good fit for our investment style due to generally low valuations paired with strong generation of free cash flow. The Fund also benefited from holdings within the energy sector. We had a strong bias toward higher-quality energy stocks that performed very well compared with lower-quality stocks held within the benchmark. The Fund’s energy holdings averaged a double-digit return over the 12-month period while energy sector constituents within the Russell 2000® Value Index delivered an average return in the low single digits for the same period.

Portfolio turnover was driven by sales of stocks we viewed as fully valued and by our desire to add new investments to the portfolio.

Changes to the Fund’s holdings over the period were consistent with our strict, value-oriented investment process. Following our sell disciplines, we sold stocks that reached our estimates of fair value relative to their peer groups. During the 12-month period, we added 58 new positions from a mix of sectors. The number of Fund holdings continued to range between 90 and 110 at any given time during the period, with all holdings possessing what we believed to be strong value characteristics based on our analysis.

It was positive to see small-cap value stocks take off post election in late 2016 as this asset class had remained a market laggard for much of the past decade due to a restrained economic recovery. If U.S. economic growth were to uptick to a range of 3% to 4% growth in gross domestic product, we may see small-cap value stocks take off further due to their economic sensitivity. Also, because small-cap value stocks lagged for a lengthy period, valuations remain potentially attractive and may offer significant upside based on where they traded at during previous economic rallies. Lastly, cash and earnings generation for small-cap value stocks have been very good; many companies have right-sized their operating models and have pushed margins back up. If companies were to experience an organic uptick in revenue growth, that may push earnings above their historical highs.

We believe our process and investment style are well positioned to potentially capture the effects of an economic revival. Our disciplined, bottom-up process focuses on identifying companies we believe may be the best values in each sector. This helps us as we strive to deliver consistent outperformance versus the benchmark index. We believe the portfolio may be positioned to outperform during the coming reporting period as investors seek to add economic sensitivity to their portfolio mix and potentially recognize the fundamental opportunity and attractive valuations of the portfolio’s holdings.

Please see footnotes on page 29.

32	Wells Fargo Equity Gateway Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2016 to May 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo C&B Large Cap Value Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,102.65	$6.03	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class C
Actual	$1,000.00	$1,098.09	$9.94	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class R6
Actual	$1,000.00	$1,105.33	$3.67	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Administrator Class
Actual	$1,000.00	$1,103.72	$5.24	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.03	1.00%
Institutional Class
Actual	$1,000.00	$1,104.36	$4.20	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03	0.80%

Please see footnote on page 34.

Fund expenses (unaudited)	Wells Fargo Equity Gateway Funds	33

Wells Fargo Diversified Equity Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,109.98	$6.58	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Class C
Actual	$1,000.00	$1,105.73	$10.50	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Administrator Class
Actual	$1,000.00	$1,111.13	$5.26	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
Wells Fargo Emerging Growth Fund
Class A
Actual	$1,000.00	$1,083.64	$7.01	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Class C
Actual	$1,000.00	$1,079.26	$10.89	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.55	2.10%
Administrator Class
Actual	$1,000.00	$1,084.60	$6.24	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,086.07	$4.68	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.54	0.90%
Wells Fargo Index Fund
Class A
Actual	$1,000.00	$1,105.75	$2.36	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%
Class C
Actual	$1,000.00	$1,101.52	$6.29	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Administrator Class
Actual	$1,000.00	$1,106.75	$1.31	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%
Wells Fargo International Value Fund
Class A
Actual	$1,000.00	$1,171.91	$7.30	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.21	$6.78	1.35%
Class C
Actual	$1,000.00	$1,166.68	$11.33	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.47	$10.53	2.10%
Administrator Class
Actual	$1,000.00	$1,172.05	$6.76	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Institutional Class
Actual	$1,000.00	$1,172.91	$5.41	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.03	1.00%

Please see footnote on page 34.

34	Wells Fargo Equity Gateway Funds	Fund expenses (unaudited)

Wells Fargo Small Company Growth Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,059.87	$6.80	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.33	$6.66	1.32%
Class C
Actual	$1,000.00	$1,055.93	$10.63	2.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.59	$10.42	2.07%
Class R6
Actual	$1,000.00	$1,062.27	$4.60	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.51	0.89%
Administrator Class
Actual	$1,000.00	$1,060.52	$6.16	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,061.88	$4.88	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Wells Fargo Small Company Value Fund
Class A
Actual	$1,000.00	$1,030.49	$6.83	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Class C
Actual	$1,000.00	$1,026.38	$10.61	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.55	2.10%
Class R6
Actual	$1,000.00	$1,032.87	$4.56	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.53	0.90%
Administrator Class
Actual	$1,000.00	$1,030.78	$6.08	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,032.11	$5.07	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolios of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	35

C&B LARGE CAP VALUE FUND

Security name	Value

Investment Companies: 99.98%

Affiliated Master Portfolios: 99.98%
Wells Fargo C&B Large Cap Value Portfolio	$326,260,696

Total Investment Companies (Cost $247,425,027)	326,260,696

Total investments in securities (Cost $247,425,027) *	99.98%	326,260,696
Other assets and liabilities, net	0.02	54,668

Total net assets	100.00%	$326,315,364

*	Cost for federal income tax purposes is $251,619,209 and unrealized gains (losses) consists of:
	Gross unrealized gains	$74,641,487
	Gross unrealized losses	0

	Net unrealized gains	$74,641,487

DIVERSIFIED EQUITY FUND

Security name	Value

Investment Companies: 102.63%

Affiliated Master Portfolios: 102.63%
Wells Fargo C&B Large Cap Value Portfolio	$16,457,291
Wells Fargo Diversified Large Cap Growth Portfolio	49,224,563
Wells Fargo Emerging Growth Portfolio	4,890,876
Wells Fargo Index Portfolio	49,247,818
Wells Fargo International Growth Portfolio	14,795,420
Wells Fargo International Value Portfolio	14,788,231
Wells Fargo Large Company Value Portfolio	32,114,062
Wells Fargo Small Company Growth Portfolio	4,830,136
Wells Fargo Small Company Value Portfolio	9,592,017

Total Investment Companies (Cost $155,507,582)	195,940,414

Total investments in securities (Cost $155,507,582) *	102.63%	195,940,414
Other assets and liabilities, net	(2.63)	(5,014,480)

Total net assets	100.00%	$190,925,934

*	Cost for federal income tax purposes is $162,380,064 and unrealized gains (losses) consists of:
	Gross unrealized gains	$33,560,350
	Gross unrealized losses	0

	Net unrealized gains	$33,560,350

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Equity Gateway Funds	Portfolios of investments—May 31, 2017

EMERGING GROWTH FUND

Security name	Value

Investment Companies: 100.00%

Affiliated Master Portfolios: 100.00%
Wells Fargo Emerging Growth Portfolio	$718,752,534

Total Investment Companies (Cost $514,598,000)	718,752,534

Total investments in securities (Cost $514,598,000) *	100.00%	718,752,534
Other assets and liabilities, net	0.00	10,337

Total net assets	100.00%	$718,762,871

*	Cost for federal income tax purposes is $514,194,554 and unrealized gains (losses) consists of:
	Gross unrealized gains	$204,557,980
	Gross unrealized losses	0

	Net unrealized gains	$204,557,980

INDEX FUND

Security name	Value

Investment Companies: 100.33%

Affiliated Master Portfolios: 100.33%
Wells Fargo Index Portfolio	$1,909,502,586

Total Investment Companies (Cost $551,919,784)	1,909,502,586

Total investments in securities (Cost $551,919,784) *	100.33%	1,909,502,586
Other assets and liabilities, net	(0.33)	(6,286,339)

Total net assets	100.00%	$1,903,216,247

*	Cost for federal income tax purposes is $581,332,099 and unrealized gains (losses) consists of:
	Gross unrealized gains	$1,328,170,487
	Gross unrealized losses	0

	Net unrealized gains	$1,328,170,487

The accompanying notes are an integral part of these financial statements.

Portfolios of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	37

INTERNATIONAL VALUE FUND

Security name	Value

Investment Companies: 99.83%

Affiliated Master Portfolios: 99.83%
Wells Fargo International Value Portfolio	$720,778,048

Total Investment Companies (Cost $679,119,727)	720,778,048

Total investments in securities (Cost $679,119,727) *	99.83%	720,778,048
Other assets and liabilities, net	0.17	1,211,941

Total net assets	100.00%	$721,989,989

*	Cost for federal income tax purposes is $681,700,106 and unrealized gains (losses) consists of:
	Gross unrealized gains	$39,077,942
	Gross unrealized losses	0

	Net unrealized gains	$39,077,942

SMALL COMPANY GROWTH FUND

Security name	Value

Investment Companies: 100.00%

Affiliated Master Portfolios: 100.00%
Wells Fargo Small Company Growth Portfolio	$1,661,748,630

Total Investment Companies (Cost $1,371,097,538)	1,661,748,630

Total investments in securities (Cost $1,371,097,538) *	100.00%	1,661,748,630
Other assets and liabilities, net	0.00	16,212

Total net assets	100.00%	$1,661,764,842

*	Cost for federal income tax purposes is $1,387,890,713 and unrealized gains (losses) consists of:
	Gross unrealized gains	$273,857,917
	Gross unrealized losses	0

	Net unrealized gains	$273,857,917

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY VALUE FUND

Security name	Value

Investment Companies: 100.01%

Affiliated Master Portfolios: 100.01%
Wells Fargo Small Company Value Portfolio	$127,946,943

Total Investment Companies (Cost $112,182,303)	127,946,943

Total investments in securities (Cost $112,182,303) *	100.01%	127,946,943
Other assets and liabilities, net	(0.01)	(13,476)

Total net assets	100.00%	$127,933,467

*	Cost for federal income tax purposes is $117,267,291 and unrealized gains (losses) consists of:
	Gross unrealized gains	$10,679,652
	Gross unrealized losses	0

	Net unrealized gains	$10,679,652

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

40	Wells Fargo Equity Gateway Funds	Statements of assets and liabilities—May 31, 2017

	C&B Large Cap Value Fund	Diversified Equity Fund

Assets
Investments in affiliated Master Portfolio(s), at value (see cost below)	$326,260,696	$195,940,414
Cash	0	0
Receivable for Fund shares sold	192,012	42,076
Receivable from manager	14,400	0
Prepaid expenses and other assets	43,114	18,520

Total assets	326,510,222	196,001,010

Liabilities
Payable for Fund shares redeemed	99,115	4,930,391
Management fee payable	0	11,294
Distribution fees payable	5,198	1,542
Administration fees payable	41,681	26,486
Shareholder report expenses payable	4,199	33,343
Shareholder servicing fees payable	21,671	41,681
Professional fees payable	15,020	23,552
Accrued expenses and other liabilities	7,974	6,787

Total liabilities	194,858	5,075,076

Total net assets	$326,315,364	$190,925,934

NET ASSETS CONSIST OF
Paid-in capital	$229,386,737	$132,193,145
Undistributed (overdistributed/accumulated) net investment income (loss)	837,083	(94,517)
Accumulated net realized gains (losses) on investments	17,255,875	18,394,474
Net unrealized gains on investments	78,835,669	40,432,832

Total net assets	$326,315,364	$190,925,934

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$83,015,812	$68,678,079
Shares outstanding – Class A1	5,707,952	2,338,619
Net asset value per share – Class A	$14.54	$29.37
Maximum offering price per share – Class A2	$15.43	$31.16
Net assets – Class C	$8,043,459	$2,355,352
Shares outstanding – Class C1	556,904	87,686
Net asset value per share – Class C	$14.44	$26.86
Net assets – Class R6	$3,532,311	N/A
Shares outstanding – Class R6[1]	242,132	N/A
Net asset value per share – Class R6	$14.59	N/A
Net assets – Administrator Class	$11,466,670	$119,892,503
Shares outstanding – Administrator Class[1]	787,625	4,070,002
Net asset value per share – Administrator Class	$14.56	$29.46
Net assets – Institutional Class	$220,257,112	N/A
Shares outstanding – Institutional Class[1]	15,103,949	N/A
Net asset value per share – Institutional Class	$14.58	N/A

Investments in affiliated Master Portfolio(s), at cost	$247,425,027	$155,507,582

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2017	Wells Fargo Equity Gateway Funds	41

Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$718,752,534	$1,909,502,586	$720,778,048	$1,661,748,630	$127,946,943
0	38	0	0	0
825,680	1,214,399	2,796,096	2,538,356	46,934
31,972	174,221	0	0	12,137
33,916	44,105	92,581	128,613	32,974

719,644,102	1,910,935,349	723,666,725	1,664,415,599	128,038,988

621,854	7,022,710	1,532,829	2,244,515	51,124
0	0	9,394	29,371	0
2,282	52,990	522	14,726	1,292
89,195	260,888	74,925	162,152	15,555
38,431	67,880	18,107	110,369	5,320
39,396	255,374	1,904	49,071	16,293
25,242	24,176	26,170	19,491	5,267
64,831	35,084	12,885	21,062	10,670

881,231	7,719,102	1,676,736	2,650,757	105,521

$718,762,871	$1,903,216,247	$721,989,989	$1,661,764,842	$127,933,467

$474,546,670	$358,855,605	$716,544,297	$1,498,396,367	$177,436,525
(2,168,727)	12,630,165	10,548,383	(2,661,476)	207,927
42,230,394	174,147,675	(46,761,012)	(124,621,141)	(65,475,625)
204,154,534	1,357,582,802	41,658,321	290,651,092	15,764,640

$718,762,871	$1,903,216,247	$721,989,989	$1,661,764,842	$127,933,467

$129,723,738	$684,003,558	$2,571,310	$76,086,690	$16,280,031
8,902,638	10,232,275	172,849	1,719,245	678,146
$14.57	$66.85	$14.88	$44.26	$24.01
$15.46	$70.93	$15.79	$46.96	$25.47
$3,327,982	$67,690,910	$831,674	$22,409,596	$1,961,884
250,658	1,008,678	56,975	565,225	91,693
$13.28	$67.11	$14.60	$39.65	$21.40
N/A	N/A	N/A	$418,110,873	$28,982
N/A	N/A	N/A	8,913,838	1,174
N/A	N/A	N/A	$46.91	$24.69
$50,865,135	$1,151,521,779	$5,407,038	$130,310,786	$57,590,855
3,406,952	17,076,816	359,535	2,838,517	2,347,421
$14.93	$67.43	$15.04	$45.91	$24.53
$534,846,016	N/A	$713,179,967	$1,014,846,897	$52,071,715
34,605,431	N/A	48,197,890	21,662,495	2,110,283
$15.46	N/A	$14.80	$46.85	$24.68

$514,598,000	$551,919,784	$679,119,727	$1,371,097,538	$112,182,303

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Equity Gateway Funds	Statements of operations—year ended May 31, 2017

	C&B Large Cap Value Fund		Diversified Equity Fund

Investment income
Dividends allocated from affiliated Master Portfolio(s)*	$5,142,309		$3,685,819
Securities lending income allocated from affiliated Master Portfolio(s)	50,637		69,870
Affiliated income allocated from affiliated Master Portfolio(s)	50,123		14,265
Other income and other income allocated from affiliated Master Portfolios	2,693		3,977
Interest allocated from affiliated Master Portfolio(s)	0		136
Expenses allocated from affiliated Master Portfolio(s)	(2,012,628)		(1,226,671)
Waivers allocated from affiliated Master Portfolio(s)	0		86,212

Total investment income (loss)	3,233,134		2,633,608

Expenses
Management fee	148,737		604,751
Administration fees
Class A	183,554		140,653
Class B	92	[1]	N/A
Class C	16,092		5,342
Class R6	264	[3]	N/A
Administrator Class	22,209		171,681
Institutional Class	239,717		N/A
Shareholder servicing fees
Class A	218,516		167,444
Class B	110	[1]	N/A
Class C	19,157		6,360
Administrator Class	42,709		329,845
Distribution fees
Class B	330	[1]	N/A
Class C	57,471		19,079
Custody and accounting fees	12,563		9,075
Professional fees	32,835		31,493
Registration fees	66,018		61,798
Shareholder report expenses	27,207		23,930
Trustees’ fees and expenses	12,224		19,983
Interest expense	0		0
Other fees and expenses	12,399		9,351

Total expenses	1,112,204		1,600,785
Less: Fee waivers and/or expense reimbursements	(321,053)		(532,578)

Net expenses	791,151		1,068,207

Net investment income (loss)	2,441,983		1,565,401

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on securities transaction allocated from affiliated Master Portfolio(s)	28,429,697		32,629,072
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	20,576,353		(5,119,193)

Net realized and unrealized gains (losses) on investments	49,006,050		27,509,879

Net increase in net assets resulting from operations	$51,448,033		$29,075,280

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolio(s) in the amount of	$96,598		$126,903

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from June 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[3]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2017	Wells Fargo Equity Gateway Funds	43

Emerging Growth Fund	Index Fund		International Value Fund	Small Company Growth Fund	Small Company Value Fund

$3,957,241	$43,536,370		$20,202,718	$7,235,557	$1,891,801
890,666	103,828		646,159	2,111,707	71,501
57,268	814,971		9,459	289,629	17,927
3,068	6,208		10,810	4,992	1,674
0	5,584		0	0	0
(6,017,148)	(2,038,639)		(4,617,150)	(11,748,777)	(1,072,838)
0	0		0	0	0

(1,108,905)	42,428,322		16,251,996	(2,106,892)	910,065

372,045	1,044,863		267,960	748,962	63,684

275,327	1,369,466		32,467	218,030	46,072
N/A	1,258	[2]	N/A	13 [1]	N/A
7,915	176,005		1,607	51,529	4,333
N/A	N/A		N/A	99,180	4 [3]
84,419	1,759,145		9,663	171,756	79,543
707,556	N/A		665,940	1,178,890	54,811

327,771	1,630,317		38,651	259,559	54,848
N/A	1,498	[2]	N/A	16 [1]	N/A
9,423	209,530		1,913	61,344	5,158
154,752	1,340,928		18,583	329,988	152,514

N/A	4,493	[2]	N/A	47 [1]	N/A
28,269	628,590		5,740	184,031	15,475
29,234	80,047		20,914	57,423	9,985
32,839	31,839		33,763	34,941	32,120
70,971	77,475		53,213	173,017	71,219
105,409	98,143		33,314	224,692	11,074
18,914	19,519		12,016	19,184	19,017
1,633	975		0	0	0
23,169	31,925		10,235	38,480	8,962

2,249,646	8,506,016		1,205,979	3,851,082	628,819
(738,711)	(3,213,205)		(386,768)	(544,596)	(206,150)

1,510,935	5,292,811		819,211	3,306,486	422,669

(2,619,840)	37,135,511		15,432,785	(5,413,378)	487,396

123,332,487	288,140,341		(9,069,569)	(16,807,576)	15,215,549
42,152,657	4,215,968		94,840,293	256,174,246	6,325,340

165,485,144	292,356,309		85,770,724	239,366,670	21,540,889

$162,865,304	$329,491,820		$101,203,509	$233,953,292	$22,028,285

$0	$22,965		$2,531,503	$22,824	$1,204

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment income		$2,441,983		$2,849,202
Net realized gains on investments		28,429,697		11,830,809
Net change in unrealized gains (losses) on investments		20,576,353		(16,093,129)

Net increase (decrease) in net assets resulting from operations		51,448,033		(1,413,118)

Distributions to shareholders from
Net investment income
Class A		(508,998)		(704,407)
Class C		0		(5,711)
Class R6		(247)[1]		N/A
Administrator Class		(89,812)		(390,601)
Institutional Class		(1,662,224)		(1,708,080)
Net realized gains
Class A		(1,560,447)		(2,768,349)
Class B		0 [2]		(4,185)
Class C		(132,219)		(226,860)
Class R6		(462)[1]		N/A
Administrator Class		(260,235)		(1,238,469)
Institutional Class		(3,224,709)		(4,289,359)

Total distributions to shareholders		(7,439,353)		(11,336,021)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	343,881	4,625,261	5,575,994	70,098,722
Class B	0 [2]	0 [2]	1,293	16,730
Class C	90,681	1,227,446	62,571	770,614
Class R6	244,820 [1]	3,471,021 [1]	N/A	N/A
Administrator Class	88,498	1,179,784	262,362	3,228,873
Institutional Class	8,708,468	116,569,551	4,202,150	52,013,737
Investor Class	N/A	N/A	97,970 [3]	1,221,665 [3]

		127,073,063		127,350,341

Reinvestment of distributions
Class A	149,087	2,020,559	283,128	3,389,659
Class B	0 [2]	0 [2]	341	4,144
Class C	9,313	125,264	18,836	224,790
Class R6	52 [1]	709 [1]	N/A	N/A
Administrator Class	21,954	297,736	129,270	1,547,567
Institutional Class	96,800	1,316,884	125,571	1,506,294

		3,761,152		6,672,454

Payment for shares redeemed
Class A	(1,830,336)	(25,105,145)	(886,210)	(10,862,850)
Class B	(8,260)[2]	(110,160)[2]	(14,555)	(187,133)
Class C	(126,360)	(1,716,056)	(86,496)	(1,042,353)
Class R6	(2,740)[1]	(39,885)[1]	N/A	N/A
Administrator Class	(1,173,095)	(15,742,381)	(2,802,823)	(34,387,115)
Institutional Class	(4,327,353)	(58,430,077)	(3,825,560)	(47,032,229)
Investor Class	N/A	N/A	(5,539,205)[3]	(69,791,462)[3]

		(101,143,704)		(163,303,142)

Net increase (decrease) in net assets resulting from capital share transactions		29,690,511		(29,280,347)

Total increase (decrease) in net assets		73,699,191		(42,029,486)

Net assets
Beginning of period		252,616,173		294,645,659

End of period		$326,315,364		$252,616,173

Undistributed net investment income		$837,083		$910,811

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[3]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	45

	Diversified Equity Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment income		$1,565,401		$1,685,576
Net realized gains on investments		32,629,072		13,338,712
Net change in unrealized gains (losses) on investments		(5,119,193)		(26,151,655)

Net increase (decrease) in net assets resulting from operations		29,075,280		(11,127,367)

Distributions to shareholders from
Net investment income
Class A		(548,238)		(221,131)
Class C		(1,824)		0
Administrator Class		(1,387,107)		(839,164)
Net realized gains
Class A		(4,106,482)		(8,544,677)
Class B		0 [1]		(4,748)
Class C		(169,044)		(466,528)
Administrator Class		(8,001,631)		(17,061,026)

Total distributions to shareholders		(14,214,326)		(27,137,274)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	42,128	1,184,822	94,693	2,811,823
Class B	0 [1]	0 [1]	230	6,416
Class C	4,298	110,293	11,634	316,337
Administrator Class	341,788	9,569,423	415,025	11,962,561

		10,864,538		15,097,137

Reinvestment of distributions
Class A	170,486	4,632,094	320,487	8,727,909
Class B	0 [1]	0 [1]	121	2,943
Class C	6,571	162,767	17,905	449,232
Administrator Class	342,333	9,334,511	649,470	17,753,217

		14,129,372		26,933,301

Payment for shares redeemed
Class A	(349,791)	(9,766,859)	(457,048)	(12,951,934)
Class B	(29)[1]	(717)[1]	(1,838)	(44,756)
Class C	(36,485)	(935,925)	(54,060)	(1,358,279)
Administrator Class	(1,762,777)	(49,632,984)	(1,073,233)	(31,084,914)

		(60,336,485)		(45,439,883)

Net decrease in net assets resulting from capital share transactions		(35,342,575)		(3,409,445)

Total decrease in net assets		(20,481,621)		(41,674,086)

Net assets
Beginning of period		211,407,555		253,081,641

End of period		$190,925,934		$211,407,555

Undistributed (overdistributed) net investment income		$(94,517)		$473,513

[1]	For the period from June 1, 2016 to June 6, 2016, Class B shares of the Fund were no longer offered to shareholders effective June 7, 2016.

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment loss		$(2,619,840)		$(5,604,076)
Net realized gains on investments		123,332,487		16,759,240
Net change in unrealized gains (losses) on investments		42,152,657		(161,957,206)

Net increase (decrease) in net assets resulting from operations		162,865,304		(150,802,042)

Distributions to shareholders from
Net realized gains
Class A		(7,691,724)		(17,578,574)
Class C		(232,220)		(550,009)
Administrator Class		(3,593,519)		(13,726,906)
Institutional Class		(29,583,940)		(69,855,887)

Total distributions to shareholders		(41,101,403)		(101,711,376)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	354,305	4,952,578	3,191,945	46,782,655
Class C	6,263	79,203	10,483	144,504
Administrator Class	600,645	8,457,464	2,336,832	33,830,513
Institutional Class	9,771,457	141,529,618	11,852,732	173,650,959
Investor Class	N/A	N/A	89,491 [1]	1,444,439 [1]

		155,018,863		255,853,070

Reinvestment of distributions
Class A	557,154	7,488,146	1,300,151	17,174,997
Class C	17,121	210,416	41,108	503,162
Administrator Class	260,373	3,582,735	810,410	10,932,427
Institutional Class	1,883,866	26,788,571	4,771,143	66,223,470

		38,069,868		94,834,056

Payment for shares redeemed
Class A	(2,144,553)	(29,759,112)	(2,239,881)	(30,073,121)
Class C	(102,153)	(1,314,199)	(47,632)	(594,685)
Administrator Class	(5,239,427)	(72,373,307)	(4,765,394)	(70,399,879)
Institutional Class	(21,269,486)	(307,246,770)	(14,016,874)	(206,834,361)
Investor Class	N/A	N/A	(2,736,791)[1]	(40,078,310)[1]

		(410,693,388)		(347,980,356)

Net increase (decrease) in net assets resulting from capital share transactions		(217,604,657)		2,706,770

Total decrease in net assets		(95,840,756)		(249,806,648)

Net assets
Beginning of period		814,603,627		1,064,410,275

End of period		$718,762,871		$814,603,627

Accumulated net investment loss		$(2,168,727)		$(1,370,106)

[1]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	47

	Index Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment income		$37,135,511		$43,842,849
Net realized gains on investments		288,140,341		145,902,899
Net change in unrealized gains (losses) on investments		4,215,968		(169,888,364)

Net increase in net assets resulting from operations		329,491,820		19,857,384

Distributions to shareholders from
Net investment income
Class A		(12,057,501)		(11,172,028)
Class B		(1,670)[1]		(6,396)
Class C		(961,619)		(728,373)
Administrator Class		(26,746,411)		(31,972,442)
Net realized gains
Class A		(48,387,882)		(39,384,515)
Class B		(40,358)[1]		(83,225)
Class C		(6,310,548)		(4,840,929)
Administrator Class		(100,426,479)		(97,917,183)

Total distributions to shareholders		(194,932,468)		(186,105,091)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	809,943	52,845,528	3,880,729	256,525,864
Class B	306 [1]	20,189 [1]	149	8,695
Class C	285,395	18,338,691	135,073	8,323,805
Administrator Class	3,211,238	208,171,913	3,967,724	247,773,885
Investor Class	N/A	N/A	142,837 [2]	9,251,027 [2]

		279,376,321		521,883,276

Reinvestment of distributions
Class A	940,207	58,910,725	806,782	49,545,858
Class B	647 [1]	41,477 [1]	1,408	88,216
Class C	69,637	4,372,382	52,914	3,262,843
Administrator Class	1,336,944	84,513,107	2,060,178	127,480,756

		147,837,691		180,377,673

Payment for shares redeemed
Class A	(1,693,335)	(109,256,032)	(1,123,946)	(69,747,531)
Class B	(17,611)[1]	(1,171,622)[1]	(15,549)	(1,010,540)
Class C	(611,575)	(40,211,291)	(162,173)	(10,047,846)
Administrator Class	(11,192,888)	(730,619,271)	(9,338,168)	(589,128,029)
Investor Class	N/A	N/A	(3,630,262)[2]	(242,534,900)[2]

		(881,258,216)		(912,468,846)

Net decrease in net assets resulting from capital share transactions		(454,044,204)		(210,207,897)

Total decrease in net assets		(319,484,852)		(376,455,604)

Net assets
Beginning of period		2,222,701,099		2,599,156,703

End of period		$1,903,216,247		$2,222,701,099

Undistributed net investment income		$12,630,165		$16,373,457

[1]	For the period from June 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	International Value Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment income		$15,432,785		$10,753,007
Net realized losses on investments		(9,069,569)		(1,414,408)
Net change in unrealized gains (losses) on investments		94,840,293		(68,327,246)

Net increase (decrease) in net assets resulting from operations		101,203,509		(58,988,647)

Distributions to shareholders from
Net investment income
Class A		(1,089,141)		(74,978)
Class C		(9,142)		(6,472)
Administrator Class		(89,969)		0
Institutional Class		(10,969,077)		(8,593,037)

Total distributions to shareholders		(12,157,329)		(8,674,487)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,968,788	51,693,187	137,751	1,746,788
Class C	4,105	56,334	26,626	345,603
Administrator Class	424,972	5,925,715	1,268,931	18,094,801
Institutional Class	23,856,910	327,309,805	38,985,756	524,060,776

		384,985,041		544,247,968

Reinvestment of distributions
Class A	82,922	1,086,269	5,589	73,109
Class C	706	9,116	454	5,827
Administrator Class	6,623	87,749	0	0
Institutional Class	841,957	10,962,276	662,612	8,587,447

		12,145,410		8,666,383

Payment for shares redeemed
Class A	(4,267,186)	(58,463,760)	(143,571)	(1,876,076)
Class B	N/A	N/A	(134)[1]	(1,823)[1]
Class C	(10,177)	(132,714)	(28,008)	(352,174)
Administrator Class	(992,010)	(13,484,274)	(33,457,218)	(455,926,251)
Institutional Class	(12,328,866)	(165,982,459)	(4,077,552)	(51,283,434)

		(238,063,207)		(509,439,758)

Net increase in net assets resulting from capital share transactions		159,067,244		43,474,593

Total increase (decrease) in net assets		248,113,424		(24,188,541)

Net assets
Beginning of period		473,876,565		498,065,106

End of period		$721,989,989		$473,876,565

Undistributed net investment income		$10,548,383		$7,379,031

[1]	For the period from June 1, 2015 to December 8, 2015. Class B shares of the Fund were no longer offered to shareholders effective December 9, 2015.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	49

	Small Company Growth Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment loss		$(5,413,378)		$(2,929,297)
Net realized losses on investments		(16,807,576)		(96,538,450)
Net change in unrealized gains (losses) on investments		256,174,246		(52,968,762)

Net increase (decrease) in net assets resulting from operations		233,953,292		(152,436,509)

Distributions to shareholders from
Net realized gains
Class A		0		(959,782)
Class B		0 [1]		(390)
Class C		0		(215,622)
Class R6		0		(879,243)
Administrator Class		0		(1,038,580)
Institutional Class		0		(4,261,265)

Total distributions to shareholders		0		(7,354,882)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	518,956	21,673,433	2,891,844	116,614,639
Class B	0 [1]	0 [1]	550	20,540
Class C	122,580	4,701,028	578,225	21,398,369
Class R6	4,713,702	208,089,796	6,430,379	268,578,557
Administrator Class	619,478	27,040,038	1,812,201	76,404,712
Institutional Class	13,237,225	581,310,282	13,905,905	582,506,295

		842,814,577		1,065,523,112

Reinvestment of distributions
Class A	0	0	23,512	924,981
Class B	0 [1]	0 [1]	10	368
Class C	0	0	4,971	177,103
Class R6	0	0	20,281	840,043
Administrator Class	0	0	25,417	1,035,227
Institutional Class	0	0	79,935	3,310,125

		0		6,287,847

Payment for shares redeemed
Class A	(2,213,853)	(92,531,770)	(1,436,430)	(53,673,216)
Class B	(508)[1]	(18,660)[1]	(1,960)	(71,547)
Class C	(349,435)	(13,079,140)	(221,799)	(7,390,685)
Class R6	(1,567,477)	(69,312,644)	(696,900)	(27,316,064)
Administrator Class	(1,113,084)	(48,269,172)	(2,556,843)	(105,996,475)
Institutional Class	(8,650,898)	(385,622,480)	(6,761,785)	(270,191,008)

		(608,833,866)		(464,638,995)

Net increase in net assets resulting from capital share transactions		233,980,711		607,171,964

Total increase in net assets		467,934,003		447,380,573

Net assets
Beginning of period		1,193,830,839		746,450,266

End of period		$1,661,764,842		$1,193,830,839

Accumulated net investment loss		$(2,661,476)		$(511,635)

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment income		$487,396		$281,447
Net realized gains on investments		15,215,549		5,081,876
Net change in unrealized gains (losses) on investments		6,325,340		(11,987,449)

Net increase (decrease) in net assets resulting from operations		22,028,285		(6,624,126)

Distributions to shareholders from
Net investment income
Class A		(11,489)		(30,336)
Class R6		(105)[1]		N/A
Administrator Class		(118,026)		(230,332)
Institutional Class		(162,397)		(170,512)

Total distributions to shareholders		(292,017)		(431,180)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	185,512	4,192,321	184,247	3,586,453
Class B	N/A	N/A	708 [2]	13,845 [2]
Class C	16,069	347,199	18,509	342,862
Class R6	1,170 [1]	25,000 [1]	N/A	N/A
Administrator Class	312,867	7,239,116	473,663	9,486,626
Institutional Class	1,237,044	29,029,010	1,003,324	20,946,201

		40,832,646		34,375,987

Reinvestment of distributions
Class A	448	10,909	1,492	28,226
Class R6	4 [1]	105 [1]	N/A	N/A
Administrator Class	4,742	117,980	11,843	228,808
Institutional Class	6,429	160,737	8,652	167,939

		289,731		424,973

Payment for shares redeemed
Class A	(653,039)	(15,208,819)	(270,420)	(5,299,278)
Class B	N/A	N/A	(1,264)[2]	(21,882)[2]
Class C	(34,801)	(715,917)	(42,627)	(755,968)
Administrator Class	(1,069,748)	(24,687,202)	(630,158)	(12,681,576)
Institutional Class	(662,555)	(15,259,116)	(247,681)	(4,876,787)

		(55,871,054)		(23,635,491)

Net increase (decrease) in net assets resulting from capital share transactions		(14,748,677)		11,165,469

Total increase in net assets		6,987,591		4,110,163

Net assets
Beginning of period		120,945,876		116,835,713

End of period		$127,933,467		$120,945,876

Undistributed net investment income		$207,927		$291,961

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	For the period from June 1, 2015 to January 8, 2016. Class B shares of the Fund were no longer offered to shareholders effective January 9, 2016.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

52	Wells Fargo Equity Gateway Funds	Financial highlights

C&B Large Cap Value Fund	Beginning net asset value per share	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$12.55	0.08		2.23	(0.08)	(0.24)	$14.54
Year ended May 31, 2016	$13.07	0.11	[4]	(0.14)	(0.10)	(0.39)	$12.55
Year ended May 31, 2015	$11.99	0.10		1.07	(0.09)	0.00	$13.07
Year ended May 31, 2014	$10.32	0.09		1.68	(0.10)	0.00	$11.99
Year ended May 31, 2013	$8.13	0.12		2.20	(0.13)	0.00	$10.32
Class C
Year ended May 31, 2017	$12.48	(0.02)		2.22	0.00	(0.24)	$14.44
Year ended May 31, 2016	$13.01	0.01		(0.14)	(0.01)	(0.39)	$12.48
Year ended May 31, 2015	$11.95	(0.00)[5]		1.07	(0.01)	0.00	$13.01
Year ended May 31, 2014	$10.29	0.01		1.67	(0.02)	0.00	$11.95
Year ended May 31, 2013	$8.11	0.04		2.20	(0.06)	0.00	$10.29
Class R6
Year ended May 31, 2017[6]	$12.73	0.16		2.06	(0.12)	(0.24)	$14.59
Administrator Class
Year ended May 31, 2017	$12.54	0.10	[4]	2.24	(0.08)	(0.24)	$14.56
Year ended May 31, 2016	$13.07	0.13	[4]	(0.15)	(0.12)	(0.39)	$12.54
Year ended May 31, 2015	$12.00	0.13		1.06	(0.12)	0.00	$13.07
Year ended May 31, 2014	$10.32	0.12	[4]	1.68	(0.12)	0.00	$12.00
Year ended May 31, 2013	$8.13	0.13	[4]	2.21	(0.15)	0.00	$10.32
Institutional Class
Year ended May 31, 2017	$12.58	0.14		2.22	(0.12)	(0.24)	$14.58
Year ended May 31, 2016	$13.11	0.16		(0.14)	(0.16)	(0.39)	$12.58
Year ended May 31, 2015	$12.03	0.15		1.08	(0.15)	0.00	$13.11
Year ended May 31, 2014	$10.35	0.14		1.69	(0.15)	0.00	$12.03
Year ended May 31, 2013	$8.16	0.17		2.19	(0.17)	0.00	$10.35

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

	Year ended May 31

	2017		2016	2015	2014	2013

Class A	0.68%		0.68%	0.68%	0.68%	0.68%
Class C	0.68		0.68	0.68	0.68	0.68
Class R6	0.68	[6]	N/A	N/A	N/A	N/A
Administrator Class	0.68		0.68	0.68	0.68	0.68
Institutional Class	0.68		0.68	0.68	0.68	0.68

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

[6]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	53

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.62%	1.24%	1.15%	18.62%	89%	$83,016
0.89%	1.25%	1.15%	(0.08)%	29%	$88,387
0.73%	1.29%	1.15%	9.78%	35%	$27,085
0.86%	1.31%	1.15%	17.25%	22%	$29,537
1.25%	1.30%	1.15%	28.82%	18%	$23,571

(0.13)%	1.99%	1.90%	17.73%	89%	$8,043
0.11%	2.00%	1.90%	(0.82)%	29%	$7,282
(0.02)%	2.04%	1.90%	8.93%	35%	$7,654
0.11%	2.06%	1.90%	16.39%	22%	$7,262
0.51%	2.05%	1.90%	27.76%	18%	$5,818

1.04%	0.81%	0.70%	17.65%	89%	$3,532

0.77%	1.16%	1.00%	18.82%	89%	$11,467
1.03%	1.16%	0.98%	0.11%	29%	$23,210
0.92%	1.13%	0.95%	9.93%	35%	$55,705
1.08%	1.14%	0.95%	17.49%	22%	$53,884
1.48%	1.13%	0.95%	29.09%	18%	$70,727

0.96%	0.91%	0.80%	19.05%	89%	$220,257
1.25%	0.92%	0.77%	0.33%	29%	$133,632
1.18%	0.86%	0.70%	10.15%	35%	$132,768
1.34%	0.88%	0.70%	17.86%	22%	$104,758
1.68%	0.87%	0.70%	29.32%	18%	$130,015

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Equity Gateway Funds	Financial highlights

Diversified Equity Fund	Beginning net asset value per share	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$27.30	0.13		3.94	(0.22)	(1.78)	$29.37
Year ended May 31, 2016	$32.37	0.16		(1.55)	(0.08)	(3.60)	$27.30
Year ended May 31, 2015	$32.78	0.14		2.79	(0.15)	(3.19)	$32.37
Year ended May 31, 2014	$30.65	0.16		5.48	(0.17)	(3.34)	$32.78
Year ended May 31, 2013	$26.08	0.23	[4]	6.14	(0.24)	(1.56)	$30.65
Class C
Year ended May 31, 2017	$25.12	(0.03)[4]		3.57	(0.02)	(1.78)	$26.86
Year ended May 31, 2016	$30.22	(0.05)[4]		(1.45)	0.00	(3.60)	$25.12
Year ended May 31, 2015	$30.88	(0.12)		2.65	0.00	(3.19)	$30.22
Year ended May 31, 2014	$29.13	(0.08)[4]		5.18	(0.01)	(3.34)	$30.88
Year ended May 31, 2013	$24.88	0.02	[4]	5.84	(0.05)	(1.56)	$29.13
Administrator Class
Year ended May 31, 2017	$27.38	0.24	[4]	3.91	(0.29)	(1.78)	$29.46
Year ended May 31, 2016	$32.45	0.24		(1.55)	(0.16)	(3.60)	$27.38
Year ended May 31, 2015	$32.84	0.22	[4]	2.81	(0.23)	(3.19)	$32.45
Year ended May 31, 2014	$30.70	0.23	[4]	5.49	(0.24)	(3.34)	$32.84
Year ended May 31, 2013	$26.12	0.30	[4]	6.15	(0.31)	(1.56)	$30.70

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended May 31

	2017	2016	2015	2014	2013

Class A	0.57%	0.59%	0.59%	0.58%	0.57%
Class C	0.57	0.59	0.59	0.58	0.57
Administrator Class	0.57	0.59	0.59	0.58	0.57

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolios by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	55

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.63%	1.40%	1.25%	15.59%	90%	$68,678
0.60%	1.41%	1.25%	(4.24)%	39%	$67,597
0.44%	1.44%	1.25%	9.39%	38%	$81,502
0.48%	1.43%	1.25%	19.10%	37%	$82,186
0.81%	1.43%	1.25%	25.42%	44%	$75,640

(0.13)%	2.15%	2.00%	14.71%	90%	$2,355
(0.17)%	2.16%	2.00%	(4.96)%	39%	$2,846
(0.31)%	2.19%	2.00%	8.58%	38%	$4,165
(0.25)%	2.19%	2.00%	18.23%	37%	$4,292
0.07%	2.18%	2.00%	24.50%	44%	$2,667

0.87%	1.32%	1.00%	15.86%	90%	$119,893
0.85%	1.33%	1.00%	(3.98)%	39%	$140,963
0.67%	1.28%	1.00%	9.65%	38%	$167,371
0.71%	1.27%	1.00%	19.40%	37%	$225,584
1.06%	1.27%	1.00%	25.75%	44%	$290,011

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Equity Gateway Funds	Financial highlights

Emerging Growth Fund	Beginning net asset value per share	Net investment loss	Net realized and unrealized gains (losses) on investments	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$12.55	(0.10)[4]	2.96	(0.84)	$14.57
Year ended May 31, 2016	$16.70	(0.13)[4]	(2.28)	(1.74)	$12.55
Year ended May 31, 2015	$14.61	(0.22)	3.51	(1.20)	$16.70
Year ended May 31, 2014	$14.10	(0.19)	1.88	(1.18)	$14.61
Year ended May 31, 2013	$12.44	(0.15)	2.49	(0.68)	$14.10
Class C
Year ended May 31, 2017	$11.58	(0.19)[4]	2.73	(0.84)	$13.28
Year ended May 31, 2016	$15.67	(0.21)	(2.14)	(1.74)	$11.58
Year ended May 31, 2015	$13.88	(0.33)	3.32	(1.20)	$15.67
Year ended May 31, 2014	$13.55	(0.32)	1.83	(1.18)	$13.88
Year ended May 31, 2013	$12.06	(0.27)	2.44	(0.68)	$13.55
Administrator Class
Year ended May 31, 2017	$12.82	(0.07)[4]	3.02	(0.84)	$14.93
Year ended May 31, 2016	$17.00	(0.12)[4]	(2.32)	(1.74)	$12.82
Year ended May 31, 2015	$14.83	(0.16)[4]	3.53	(1.20)	$17.00
Year ended May 31, 2014	$14.28	(0.17)[4]	1.90	(1.18)	$14.83
Year ended May 31, 2013	$12.56	(0.12)	2.52	(0.68)	$14.28
Institutional Class
Year ended May 31, 2017	$13.20	(0.04)[4]	3.14	(0.84)	$15.46
Year ended May 31, 2016	$17.40	(0.07)	(2.39)	(1.74)	$13.20
Year ended May 31, 2015	$15.11	(0.12)	3.61	(1.20)	$17.40
Year ended May 31, 2014	$14.49	(0.11)	1.91	(1.18)	$15.11
Year ended May 31, 2013	$12.70	(0.08)	2.55	(0.68)	$14.49

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

	Year ended May 31

	2017	2016	2015	2014	2013

Class A	0.81%	0.80%	0.80%	0.80%	0.80%
Class C	0.81	0.80	0.80	0.80	0.80
Administrator Class	0.81	0.80	0.80	0.80	0.80
Institutional Class	0.81	0.80	0.80	0.80	0.80

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	57

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment loss	Gross expenses[1]	Net expenses[1]

(0.72)%	1.36%	1.35%	23.39%	115%	$129,724
(0.92)%	1.35%	1.35%	(14.94)%	68%	$127,154
(1.20)%	1.39%	1.37%	23.32%	56%	$131,638
(1.20)%	1.39%	1.37%	11.30%	63%	$130,403
(1.04)%	1.40%	1.37%	19.89%	65%	$125,070

(1.46)%	2.11%	2.10%	22.56%	115%	$3,328
(1.70)%	2.10%	2.10%	(15.59)%	68%	$3,815
(1.95)%	2.14%	2.12%	22.35%	56%	$5,101
(1.95)%	2.14%	2.12%	10.40%	63%	$4,816
(1.79)%	2.15%	2.12%	19.09%	65%	$4,878

(0.48)%	1.26%	1.20%	23.60%	115%	$50,865
(0.80)%	1.23%	1.20%	(14.80)%	68%	$99,792
(1.03)%	1.21%	1.20%	23.45%	56%	$159,813
(1.03)%	1.22%	1.20%	11.45%	63%	$190,126
(0.87)%	1.23%	1.20%	20.19%	65%	$200,140

(0.24)%	1.03%	0.90%	24.08%	115%	$534,846
(0.50)%	1.01%	0.90%	(14.62)%	68%	$583,843
(0.73)%	0.96%	0.90%	23.89%	56%	$723,946
(0.73)%	0.96%	0.90%	11.77%	63%	$650,650
(0.57)%	0.97%	0.90%	20.52%	65%	$578,841

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Equity Gateway Funds	Financial highlights

Index Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$62.85	1.05		9.09	(1.16)	(4.98)	$66.85
Year ended May 31, 2016	$67.32	0.81		(0.17)	(1.08)	(4.03)	$62.85
Year ended May 31, 2015	$62.14	1.00		5.91	(0.96)	(0.77)	$67.32
Year ended May 31, 2014	$54.00	0.90		9.59	(0.85)	(1.50)	$62.14
Year ended May 31, 2013	$44.25	0.86		10.66	(0.83)	(0.94)	$54.00
Class C
Year ended May 31, 2017	$63.12	0.66		9.02	(0.71)	(4.98)	$67.11
Year ended May 31, 2016	$67.55	0.62	[4]	(0.45)	(0.57)	(4.03)	$63.12
Year ended May 31, 2015	$62.37	0.50		5.94	(0.49)	(0.77)	$67.55
Year ended May 31, 2014	$54.22	0.47		9.62	(0.44)	(1.50)	$62.37
Year ended May 31, 2013	$44.41	0.48	[4]	10.71	(0.44)	(0.94)	$54.22
Administrator Class
Year ended May 31, 2017	$63.33	1.41		8.94	(1.27)	(4.98)	$67.43
Year ended May 31, 2016	$67.80	1.31		(0.51)	(1.24)	(4.03)	$63.33
Year ended May 31, 2015	$62.56	1.27		5.90	(1.16)	(0.77)	$67.80
Year ended May 31, 2014	$54.34	1.08		9.66	(1.02)	(1.50)	$62.56
Year ended May 31, 2013	$44.52	1.02		10.71	(0.97)	(0.94)	$54.34

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

	Year ended May 31

	2017	2016	2015	2014	2013

Class A	0.10%	0.10%	0.11%	0.10%	0.09%
Class C	0.10	0.10	0.11	0.10	0.09
Administrator Class	0.10	0.10	0.11	0.10	0.09

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	59

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.68%	0.62%	0.45%	16.94%	9%	$684,004
1.78%	0.63%	0.48%	1.24%	4%	$639,496
1.50%	0.68%	0.56%	11.21%	4%	$445,088
1.53%	0.67%	0.56%	19.77%	5%	$432,448
1.72%	0.67%	0.56%	26.63%	4%	$407,533

0.93%	1.37%	1.20%	16.07%	9%	$67,691
0.99%	1.38%	1.24%	0.48%	4%	$79,858
0.75%	1.43%	1.31%	10.38%	4%	$83,718
0.78%	1.42%	1.31%	18.89%	5%	$78,118
0.97%	1.42%	1.31%	25.67%	4%	$70,322

1.88%	0.39%	0.25%	17.18%	9%	$1,151,522
1.97%	0.40%	0.25%	1.49%	4%	$1,502,276
1.81%	0.37%	0.25%	11.56%	4%	$1,832,814
1.84%	0.36%	0.25%	20.13%	5%	$1,984,845
2.03%	0.36%	0.25%	27.02%	4%	$1,832,524

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Equity Gateway Funds	Financial highlights

International Value Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2017	$12.83	0.09	[4]	2.26	(0.30)	$14.88
Year ended May 31, 2016	$14.85	0.26		(2.08)	(0.20)	$12.83
Year ended May 31, 2015	$15.45	0.26	[4]	(0.53)	(0.33)	$14.85
Year ended May 31, 2014	$13.40	0.36		1.97	(0.28)	$15.45
Year ended May 31, 2013	$10.64	0.31		2.71	(0.26)	$13.40
Class C
Year ended May 31, 2017	$12.56	0.23		1.97	(0.16)	$14.60
Year ended May 31, 2016	$14.54	0.17		(2.05)	(0.10)	$12.56
Year ended May 31, 2015	$15.16	0.13		(0.51)	(0.24)	$14.54
Year ended May 31, 2014	$13.18	0.19		2.00	(0.21)	$15.16
Year ended May 31, 2013	$10.47	0.19		2.70	(0.18)	$13.18
Administrator Class
Year ended May 31, 2017	$12.91	0.33	[4]	2.05	(0.25)	$15.04
Year ended May 31, 2016	$14.73	0.14	[4]	(1.96)	0.00	$12.91
Year ended May 31, 2015	$15.35	0.28		(0.52)	(0.38)	$14.73
Year ended May 31, 2014	$13.31	0.38		1.98	(0.32)	$15.35
Year ended May 31, 2013	$10.57	0.33	[4]	2.70	(0.29)	$13.31
Institutional Class
Year ended May 31, 2017	$12.73	0.39		1.99	(0.31)	$14.80
Year ended May 31, 2016	$14.75	0.36		(2.12)	(0.26)	$12.73
Year ended May 31, 2015	$15.38	0.29		(0.51)	(0.41)	$14.75
Year ended May 31, 2014	$13.34	0.41		1.98	(0.35)	$15.38
Year ended May 31, 2013	$10.58	0.35		2.73	(0.32)	$13.34

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

	Year ended May 31

	2017	2016	2015	2014	2013

Class A	0.85%	0.91%	0.91%	0.91%	0.91%
Class C	0.87	0.91	0.91	0.91	0.91
Administrator Class	0.87	0.91	0.91	0.91	0.91
Institutional Class	0.86	0.91	0.91	0.91	0.91

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	61

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

0.69%	1.39%	1.35%	18.65%	41%	$2,571
1.98%	1.46%	1.39%	(12.31)%	14%	$4,981
1.80%	1.50%	1.49%	(1.55)%	18%	$5,768
2.45%	1.51%	1.50%	17.48%	11%	$6,725
2.35%	1.51%	1.50%	28.58%	16%	$5,922

1.57%	2.16%	2.10%	17.69%	41%	$832
1.25%	2.21%	2.14%	(12.95)%	14%	$783
1.07%	2.25%	2.24%	(2.37)%	18%	$920
1.88%	2.26%	2.25%	16.64%	11%	$920
1.67%	2.26%	2.25%	27.67%	16%	$595

2.46%	1.33%	1.25%	18.66%	41%	$5,407
0.99%	1.36%	1.25%	(12.36)%	14%	$11,873
2.12%	1.34%	1.25%	(1.35)%	18%	$487,582
2.76%	1.34%	1.25%	17.81%	11%	$459,415
2.67%	1.34%	1.25%	28.90%	16%	$372,187

2.95%	1.07%	1.00%	19.04%	41%	$713,180
2.81%	1.13%	1.01%	(11.98)%	14%	$456,239
2.42%	1.07%	1.05%	(1.19)%	18%	$3,793
2.91%	1.08%	1.05%	18.07%	11%	$2,359
2.81%	1.08%	1.05%	29.20%	16%	$1,941

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Equity Gateway Funds	Financial highlights

Small Company Growth Fund	Beginning net asset value per share	Net investment loss	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$37.69	(0.28)[4]	6.85	0.00	0.00	$44.26
Year ended May 31, 2016	$44.23	(0.22)[4]	(6.05)	0.00	(0.27)	$37.69
Year ended May 31, 2015	$39.44	(0.37)[4]	7.08	0.00	(1.92)	$44.23
Year ended May 31, 2014	$34.23	(0.37)[4]	7.98	0.00	(2.40)	$39.44
Year ended May 31, 2013	$26.21	(0.15)	8.17	0.00	0.00	$34.23
Class C
Year ended May 31, 2017	$34.02	(0.54)[4]	6.17	0.00	0.00	$39.65
Year ended May 31, 2016	$40.25	(0.46)[4]	(5.50)	0.00	(0.27)	$34.02
Year ended May 31, 2015	$36.32	(0.63)[4]	6.48	0.00	(1.92)	$40.25
Year ended May 31, 2014	$31.91	(0.62)[4]	7.43	0.00	(2.40)	$36.32
Year ended May 31, 2013	$24.62	(0.37)[4]	7.66	0.00	0.00	$31.91
Class R6
Year ended May 31, 2017	$39.77	(0.11)	7.25	0.00	0.00	$46.91
Year ended May 31, 2016	$46.45	(0.03)	(6.38)	0.00	(0.27)	$39.77
Year ended May 31, 2015[5]	$42.98	(0.09)[4]	5.48	0.00	(1.92)	$46.45
Administrator Class
Year ended May 31, 2017	$39.05	(0.24)[4]	7.10	0.00	0.00	$45.91
Year ended May 31, 2016	$45.73	(0.19)[4]	(6.22)	0.00	(0.27)	$39.05
Year ended May 31, 2015	$40.64	(0.30)[4]	7.31	0.00	(1.92)	$45.73
Year ended May 31, 2014	$35.13	(0.26)[4]	8.17	0.00	(2.40)	$40.64
Year ended May 31, 2013	$26.90	(0.09)[4]	8.38	(0.06)	0.00	$35.13
Institutional Class
Year ended May 31, 2017	$39.75	(0.15)	7.25	0.00	0.00	$46.85
Year ended May 31, 2016	$46.44	(0.09)	(6.33)	0.00	(0.27)	$39.75
Year ended May 31, 2015	$41.14	(0.20)[4]	7.42	0.00	(1.92)	$46.44
Year ended May 31, 2014	$35.46	(0.20)[4]	8.28	0.00	(2.40)	$41.14
Year ended May 31, 2013	$27.15	(0.06)[4]	8.51	(0.14)	0.00	$35.46

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

	Year ended May 31

	2017	2016	2015		2014	2013

Class A	0.78%	0.80%	0.81%		0.83%	0.86%
Class C	0.78	0.80	0.81		0.83	0.86
Class R6	0.78	0.80	0.81	[5]	N/A	N/A
Administrator Class	0.78	0.80	0.81		0.83	0.86
Institutional Class	0.78	0.80	0.81		0.83	0.86

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	63

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment loss	Gross expenses[1]	Net expenses[1]

(0.68)%	1.33%	1.33%	17.43%	82%	$76,087
(0.57)%	1.34%	1.34%	(14.20)%	49%	$128,675
(0.90)%	1.41%	1.40%	17.51%	58%	$85,588
(0.96)%	1.45%	1.41%	22.63%	77%	$30,364
(0.58)%	1.53%	1.45%	30.55%	109%	$9,357

(1.43)%	2.08%	2.08%	16.55%	82%	$22,410
(1.32)%	2.09%	2.09%	(14.84)%	49%	$26,946
(1.64)%	2.16%	2.15%	16.62%	58%	$17,334
(1.71)%	2.20%	2.16%	21.75%	77%	$6,546
(1.31)%	2.28%	2.20%	29.56%	109%	$2,406

(0.25)%	0.90%	0.90%	17.95%	82%	$418,111
(0.09)%	0.91%	0.90%	(13.83)%	49%	$229,391
(0.34)%	0.91%	0.90%	13.00%	58%	$644

(0.55)%	1.25%	1.20%	17.57%	82%	$130,311
(0.46)%	1.25%	1.20%	(14.04)%	49%	$130,104
(0.70)%	1.24%	1.20%	17.73%	58%	$185,267
(0.74)%	1.29%	1.20%	22.92%	77%	$118,456
(0.30)%	1.37%	1.20%	30.89%	109%	$98,445

(0.31)%	1.00%	0.95%	17.86%	82%	$1,014,847
(0.18)%	1.01%	0.95%	(13.85)%	49%	$678,699
(0.45)%	0.98%	0.95%	18.03%	58%	$457,542
(0.49)%	1.02%	0.95%	23.19%	77%	$186,581
(0.19)%	1.10%	0.95%	31.25%	109%	$71,336

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Equity Gateway Funds	Financial highlights

Small Company Value Fund	Beginning net asset value per share	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2017	$20.22	0.05	3.75	(0.01)	$24.01
Year ended May 31, 2016	$21.42	0.08	(1.25)	(0.03)	$20.22
Year ended May 31, 2015	$20.08	0.07	1.27	0.00	$21.42
Year ended May 31, 2014	$17.10	0.06	2.92	0.00	$20.08
Year ended May 31, 2013	$13.17	(0.00)[4]	3.93	0.00	$17.10
Class C
Year ended May 31, 2017	$18.15	(0.11)[5]	3.36	0.00	$21.40
Year ended May 31, 2016	$19.34	(0.11)[5]	(1.08)	0.00	$18.15
Year ended May 31, 2015	$18.27	(0.08)[5]	1.15	0.00	$19.34
Year ended May 31, 2014	$15.68	(0.07)[5]	2.66	0.00	$18.27
Year ended May 31, 2013	$12.16	(0.10)[5]	3.62	0.00	$15.68
Class R6
Year ended May 31, 2017[6]	$21.37	0.08	3.33	(0.09)	$24.69
Administrator Class
Year ended May 31, 2017	$20.66	0.08 [5]	3.83	(0.04)	$24.53
Year ended May 31, 2016	$21.90	0.13	(1.30)	(0.07)	$20.66
Year ended May 31, 2015	$20.49	0.11	1.30	0.00	$21.90
Year ended May 31, 2014	$17.42	0.12	2.95	0.00	$20.49
Year ended May 31, 2013	$13.39	0.03 [5]	4.01	(0.01)	$17.42
Institutional Class
Year ended May 31, 2017	$20.77	0.11	3.89	(0.09)	$24.68
Year ended May 31, 2016	$22.02	0.08 [5]	(1.22)	(0.11)	$20.77
Year ended May 31, 2015	$20.57	0.14	1.31	0.00	$22.02
Year ended May 31, 2014	$17.45	0.13	2.99	0.00	$20.57
Year ended May 31, 2013	$13.41	0.06 [5]	4.03	(0.05)	$17.45

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

	Year ended May 31

	2017		2016	2015	2014	2013

Class A	0.84%		0.84%	0.84%	0.85%	0.85%
Class C	0.84		0.84	0.84	0.85	0.85
Class R6	0.83	[6]	N/A	N/A	N/A	N/A
Administrator Class	0.84		0.84	0.84	0.85	0.85
Institutional Class	0.84		0.84	0.84	0.85	0.85

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Amount is less than $0.005.

[5]	Calculated based upon average shares outstanding

[6]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	65

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.20%	1.47%	1.35%	18.86%	110%	$16,280
0.11%	1.48%	1.37%	(5.48)%	72%	$23,151
0.33%	1.50%	1.40%	6.62%	54%	$26,339
0.33%	1.56%	1.42%	17.43%	47%	$26,517
(0.02)%	1.57%	1.45%	29.84%	57%	$21,652

(0.54)%	2.22%	2.10%	17.97%	110%	$1,962
(0.62)%	2.23%	2.12%	(6.20)%	72%	$2,004
(0.42)%	2.26%	2.15%	5.86%	54%	$2,602
(0.42)%	2.31%	2.17%	16.52%	47%	$2,192
(0.76)%	2.32%	2.20%	28.95%	57%	$1,814

0.58%	1.02%	0.90%	15.95%	110%	$29

0.36%	1.39%	1.20%	19.00%	110%	$57,591
0.28%	1.39%	1.20%	(5.36)%	72%	$64,023
0.52%	1.34%	1.20%	6.88%	54%	$71,034
0.55%	1.39%	1.20%	17.62%	47%	$68,358
0.23%	1.40%	1.20%	30.21%	57%	$60,550

0.55%	1.14%	1.00%	19.26%	110%	$52,072
0.40%	1.14%	1.00%	(5.13)%	72%	$31,768
0.75%	1.07%	1.00%	7.05%	54%	$16,850
0.75%	1.13%	1.00%	17.88%	47%	$11,967
0.40%	1.14%	1.00%	30.54%	57%	$8,185

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Equity Gateway Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo C&B Large Cap Value Fund (“C&B Large Cap Value Fund”), Wells Fargo Diversified Equity Fund (“Diversified Equity Fund”), Wells Fargo Emerging Growth Fund (“Emerging Growth Fund”), Wells Fargo Index Fund (“Index Fund”), Wells Fargo International Value Fund (“International Value Fund”), Wells Fargo Small Company Growth Fund (“Small Company Growth Fund”), and Wells Fargo Small Company Value Fund (“Small Company Value Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares of C&B Large Cap Value Fund, Emerging Growth Fund and Index Fund were converted to Class A shares and are no longer offered by the Funds. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

During the year ended May 31, 2017, Class B shares of the respective Funds were converted to Class A shares on the close of business on the following dates and are no longer offered by the respective Funds. Information for Class B shares reflected in the financial statements represents activity through the date of conversion.

Date of conversion
C&B Large Cap Value Fund	December 5, 2016
Index Fund	May 5, 2017
Small Company Growth Fund	December 5, 2016
Small Company Value Fund	January 8, 2016

On the dates indicated below, all existing Class B shares of the following Funds were redeemed and Class B shares were no longer offered by the Funds. Information for Class B shares reflected in the financial statements represents activity through the closure dates.

Diversified Equity Fund	June 6, 2016
International Value Fund	December 8, 2015

Each Fund seeks to achieve its investment objective by investing all investable assets in separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended May 31, 2017 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2017, the Funds own the following percentages of the affiliated Master Portfolios:

	C&B Large Cap Value Fund	Diversified Equity Fund	Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund
Wells Fargo C&B Large Cap Value Portfolio	90%	5%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Diversified Large Cap Growth Portfolio	N/A	46%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Emerging Growth Portfolio	N/A	1%	90%	N/A	N/A	N/A	N/A
Wells Fargo Index Portfolio	N/A	2%	N/A	95%	N/A	N/A	N/A
Wells Fargo International Growth Portfolio	N/A	11%	N/A	N/A	N/A	N/A	N/A
Wells Fargo International Value Portfolio	N/A	2%	N/A	N/A	96%	N/A	N/A
Wells Fargo Large Company Value Portfolio	N/A	45%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Small Company Growth Portfolio	N/A	0%*	N/A	N/A	N/A	99%	N/A
Wells Fargo Small Company Value Portfolio	N/A	4%	N/A	N/A	N/A	N/A	60%

*	The amount invested is less than 1%.

Notes to financial statements	Wells Fargo Equity Gateway Funds	67

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each affiliated Master Portfolio. Realized gains or losses in each affiliated Master Portfolio are recorded on the basis of identified cost.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Funds’ fiscal year end. Therefore, a portion of each Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values

68	Wells Fargo Equity Gateway Funds	Notes to financial statements

per share. At May 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (overdistributed/ accumulated) net investment income (loss)	Accumulated net realized gains (losses) on investments
C&B Large Cap Value Fund	$0	$(254,430)	$254,430
Diversified Equity Fund	169,574	(196,262)	26,688
Emerging Growth Fund	22,173,362	1,821,219	(23,994,581)
Index Fund	0	(1,111,602)	1,111,602
International Value Fund	0	(106,104)	106,104
Small Company Growth Fund	(3,938,521)	3,263,537	674,984
Small Company Value Fund	37,126	(279,413)	242,287

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. At May 31, 2017, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

			No expiration
	2018	2019	Short-term	Long-term
International Value Fund	$(31,783,032)	$(4,561,591)	$0	$(9,762,032)
Small Company Growth Fund	0	0	(65,147,877)	(42,576,110)
Small Company Value Fund	(60,390,637)	0	0	0

At May 31, 2017, late-year ordinary losses, which will be recognized on the first day of the following fiscal year were as follows:

Late-year ordinary loss
Emerging Growth Fund	$(2,168,727)
Small Company Growth Fund	(2,765,455)

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2017, each affiliated Master Portfolio of each Fund was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The aggregate value of affiliated Master Portfolio(s) of each Fund was as follows:

Aggregate value of affiliated Master Portfolio(s)
C&B Large Cap Value Fund	$326,260,696
Diversified Equity Fund	195,940,414
Emerging Growth Fund	718,752,534
Index Fund	1,909,502,586
International Value Fund	720,778,048
Small Company Growth Fund	1,661,748,630
Small Company Value Fund	127,946,943

Notes to financial statements	Wells Fargo Equity Gateway Funds	69

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the applicable subadviser(s), providing fund-level administrative services in connection with each Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Fund. For each Fund that continues to invest substantially all of its assets in a single affiliated Master Portfolio, each Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase. For Diversified Equity Fund which invests in multiple affiliated Master Portfolios, Funds Management receives a management fee for providing advisory and fund-level administrative services, including the determination of the asset allocations of its investments in the various affiliated Master Portfolios, at an annual rate starting at 0.30% and declining to 0.22% as the average daily net assets of Diversified Equity Fund increase. For the year ended May 31, 2017, the management fee was equivalent to an annual rate for each Fund as follows:

Management fee
C&B Large Cap Value Fund	0.05%
Diversified Equity Fund	0.30
Emerging Growth Fund	0.05
Index Fund	0.05
International Value Fund	0.05
Small Company Growth Fund	0.05
Small Company Value Fund	0.05

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Funds, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

70	Wells Fargo Equity Gateway Funds	Notes to financial statements

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration date	Class A	Class C	Class R6		Administrator Class	Institutional Class
C&B Large Cap Value Fund	September 30, 2017	1.15%	1.90%	0.70	%*	1.00%	0.80%
Diversified Equity Fund	September 30, 2017	1.25	2.00	N/A		1.00	N/A
Emerging Growth Fund	September 30, 2017	1.35	2.10	N/A		1.20	0.90
Index Fund	September 30, 2017	0.45	1.20	N/A		0.25	N/A
International Value Fund	September 30, 2017	1.35	2.10	N/A		1.25	1.00
Small Company Growth Fund	September 30, 2017	1.35	2.10	0.90		1.20	0.95
Small Company Value Fund	September 30, 2017	1.35	2.10	0.90	*	1.20	1.00

*	The expiration date for Class R6 is September 30, 2018.

Net expenses from affiliated Master Portfolio(s) are included in the expense caps. After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended May 31, 2017, State Street Bank and Trust Company, the Funds’ custodian, reimbursed each Fund for certain out-of-pocket expenses that were billed to each Fund in error from 1998-2015. These amounts are included in other income and other income allocated from affiliated Master Portfolios on the Statements of Operations. In addition, Funds Management was also reimbursed for waivers/reimbursements it made to the Funds during the period the Funds was erroneously billed. The amounts were as follows:

	Amount reimbursed to the Fund	Amount reimbursed to Funds Management
C&B Large Cap Value Fund	$291	$2,917
Diversified Equity Fund	186	3,340
Emerging Growth Fund	665	3,874
Index Fund	1,933	85,642
International Value Fund	477	2,917
Small Company Growth Fund	1,391	4,492
Small Company Value Fund	129	2,917

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Notes to financial statements	Wells Fargo Equity Gateway Funds	71

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended May 31, 2017, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges. No contingent deferred sales charges were incurred by Class B shares for the year ended May 31, 2017.

	Front-end sales charges	Contingent deferred sales charges
	Class A	Class C
C&B Large Cap Value Fund	$4,688	$0
Diversified Equity Fund	4,167	10
Emerging Growth Fund	967	0
Index Fund	16,247	512
International Value Fund	441	25
Small Company Growth Fund	6,632	800
Small Company Value Fund	1,212	0

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of each applicable Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class of the Index Fund is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2017, were as follows:

	Purchases at cost*	Sales proceeds*
C&B Large Cap Value Fund	$306,490,349	$268,209,284
Diversified Equity Fund	186,370,524	214,490,751
Emerging Growth Fund	894,612,325	1,002,259,511
Index Fund	177,459,601	746,044,322
International Value Fund	398,564,966	222,645,158
Small Company Growth Fund	1,712,812,500	1,276,199,628
Small Company Value Fund	142,809,026	159,310,697

*	The Funds seek to achieve their investments objective by investing substantially all of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

72	Wells Fargo Equity Gateway Funds	Notes to financial statements

During the year ended May 31, 2017, the Funds had the following borrowing activity:

	Average borrowings outstanding	Weighted average interest rate	Interest paid
Emerging Growth Fund	$94,942	1.72%	$1,633
Index Fund	$57,018	1.71	975

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2017 and May 31, 2016, were as follows:

	Ordinary income		Long-term capital gain
	2017	2016	2017	2016
C&B Large Cap Value Fund	$2,849,839	$2,808,799	$4,589,514	$8,527,222
Diversified Equity Fund	2,438,918	1,825,620	11,775,408	25,311,654
Emerging Growth Fund	0	0	41,101,403	101,711,376
Index Fund	41,299,771	45,151,660	153,632,697	140,953,431
International Value Fund	12,157,329	8,674,487	0	0
Small Company Growth Fund	0	0	0	7,354,882
Small Company Value Fund	292,017	431,180	0	0

As of May 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
C&B Large Cap Value Fund	$5,568,401	$16,718,739	$74,641,487	$0	$0
Diversified Equity Fund	3,517,498	21,654,941	33,560,350	0	0
Emerging Growth Fund	0	41,826,948	204,557,980	(2,168,727)	0
Index Fund	14,882,479	201,324,851	1,328,170,487	0	0
International Value Fund	12,474,405	0	39,077,942	0	(46,106,655)
Small Company Growth Fund	0	0	273,857,917	(2,765,455)	(107,723,987)
Small Company Value Fund	207,927	0	10,679,652	0	(60,390,637)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through their investments in affiliated Master Portfolio(s), Funds that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. REDEMPTION IN-KIND

After the close of business on July 15, 2016, Emerging Growth Fund redeemed assets through an in-kind redemption. In the redemption transaction, Emerging Growth Fund made a corresponding in-kind redemption from Wells Fargo Emerging Growth Portfolio which distributed securities to Emerging Growth Fund. These securities with a value of

Notes to financial statements	Wells Fargo Equity Gateway Funds	73

$80,953,334 along with cash in the amount of $2,716,932, were then in turn distributed to the shareholder. Emerging Growth Fund recognized gains in the amount of $27,915,921, which are reflected on the Statements of Operations. The redemption in-kind by a shareholder of Institutional Class represented 9.89% of Emerging Growth Fund and is reflected on the Statements of Changes in Net Assets.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

12. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in each Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

74	Wells Fargo Equity Gateway Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, and Wells Fargo Small Company Value Fund (collectively the “Funds”), seven of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2017 by correspondence with the custodian and brokers, transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of as of May 31, 2017, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	75

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.33%

Consumer Discretionary: 15.10%

Hotels, Restaurants & Leisure: 2.92%
Brinker International Incorporated «	82,700	$3,244,321
Carnival Corporation	115,400	7,393,678

		10,637,999

Household Durables: 2.31%
Whirlpool Corporation	45,200	8,386,408

Media: 4.84%
Omnicom Group Incorporated	109,500	9,167,340
Twenty-First Century Fox Incorporated Class A	311,000	8,434,320

		17,601,660

Textiles, Apparel & Luxury Goods: 5.03%
Gildan Activewear Incorporated	372,100	10,768,574
HanesBrands Incorporated «	364,900	7,535,185

		18,303,759

Consumer Staples: 5.77%

Beverages: 1.99%
Diageo plc ADR	59,420	7,244,486

Personal Products: 2.04%
Unilever NV ADR «	131,040	7,440,451

Tobacco: 1.74%
Philip Morris International	52,700	6,313,460

Energy: 6.13%

Energy Equipment & Services: 1.46%
Schlumberger Limited	76,300	5,309,717

Oil, Gas & Consumable Fuels: 4.67%
Chevron Corporation	31,500	3,259,620
Exxon Mobil Corporation	97,900	7,880,950
World Fuel Services Corporation	165,000	5,831,100

		16,971,670

Financials: 26.53%

Banks: 5.92%
Bank of America Corporation	216,400	4,849,524
JPMorgan Chase & Company	121,300	9,964,795
PNC Financial Services Group Incorporated	56,600	6,718,420

		21,532,739

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Capital Markets: 6.86%
Brookfield Asset Management Incorporated Class A «	203,700	$7,714,119
Intercontinental Exchange Incorporated	121,800	7,331,142
State Street Corporation	122,000	9,938,120

		24,983,381

Consumer Finance: 1.49%
Synchrony Financial	201,900	5,421,015

Diversified Financial Services: 1.90%
Berkshire Hathaway Incorporated Class B †	41,800	6,908,704

Insurance: 10.36%
Chubb Limited	64,500	9,235,755
FNF Group	265,400	11,308,694
RenaissanceRe Holdings Limited	49,800	7,114,428
The Progressive Corporation	236,100	10,017,723
Trisura Group Limited †(a)	1,198	18,299

		37,694,899

Health Care: 14.88%

Health Care Equipment & Supplies: 4.64%
Abbott Laboratories	227,300	10,378,518
Becton Dickinson & Company	34,300	6,490,589

		16,869,107

Health Care Providers & Services: 6.52%
Cardinal Health Incorporated	90,100	6,693,529
Laboratory Corporation of America Holdings †	76,300	10,605,700
UnitedHealth Group Incorporated	36,800	6,446,624

		23,745,853

Pharmaceuticals: 3.72%
Allergan plc	36,300	8,122,125
Johnson & Johnson	42,200	5,412,150

		13,534,275

Industrials: 13.08%

Aerospace & Defense: 2.29%
Rockwell Collins Incorporated	76,500	8,342,325

Air Freight & Logistics: 1.70%
United Parcel Service Incorporated Class B	58,500	6,199,245

Electrical Equipment: 4.12%
AMETEK Incorporated	126,800	7,737,336
Eaton Corporation plc	93,600	7,242,768

		14,980,104

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	77

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Industrial Conglomerates: 1.01%
3M Company		18,000	$3,680,460

Machinery: 1.11%
Parker-Hannifin Corporation		25,700	4,046,979

Trading Companies & Distributors: 2.85%
AerCap Holdings NV †		235,200	10,353,504

Information Technology: 5.27%

Electronic Equipment, Instruments & Components: 1.05%
TE Connectivity Limited		48,700	3,839,995

IT Services: 3.56%
Accenture plc Class A		30,600	3,808,782
Alliance Data Systems Corporation		23,400	5,642,442
The Western Union Company		184,600	3,511,092

			12,962,316

Semiconductors & Semiconductor Equipment: 0.66%
Analog Devices Incorporated		27,805	2,384,557

Materials: 6.79%

Chemicals: 2.45%
Axalta Coating Systems Limited †		284,200	8,895,460

Containers & Packaging: 4.34%
Ball Corporation		183,000	7,484,700
Crown Holdings Incorporated †		143,900	8,308,786

			15,793,486

Real Estate: 1.78%

Real Estate Management & Development: 1.78%
CBRE Group Incorporated Class A †		185,600	6,473,728

Total Common Stocks (Cost $256,822,711)			346,851,742

	Yield
Short-Term Investments: 10.06%

Investment Companies: 10.06%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	24,100,596	24,103,006
Wells Fargo Government Money Market Select Class (l)(u)	0.71	12,499,686	12,499,686

Total Short-Term Investments (Cost $36,602,641)			36,602,692

Total investments in securities (Cost $293,425,352) *	105.39%	383,454,434
Other assets and liabilities, net	(5.39)	(19,601,054)

Total net assets	100.00%	$363,853,380

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

C&B LARGE CAP VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $298,983,965 and unrealized gains (losses) consists of:

Gross unrealized gains	$93,470,378
Gross unrealized losses	(8,999,909)

Net unrealized gains	$84,470,469

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	79

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 99.09%

Consumer Discretionary: 16.65%

Auto Components: 0.71%
Lear Corporation	5,051	$752,801

Automobiles: 0.57%
General Motors Company	17,849	605,617

Hotels, Restaurants & Leisure: 1.32%
Marriott International Incorporated Class A	2,630	283,120
Royal Caribbean Cruises Limited	1,710	188,408
Starbucks Corporation	14,598	928,579
		1,400,107

Internet & Direct Marketing Retail: 5.22%
Amazon.com Incorporated †	4,390	4,366,382
Netflix Incorporated †	2,180	355,493
The Priceline Group Incorporated †	440	825,920
		5,547,795

Leisure Products: 0.18%
The Brunswick Corporation	3,420	188,989

Media: 1.04%
Comcast Corporation Class A	19,410	809,203
Live Nation Incorporated †	8,640	297,994
		1,107,197

Multiline Retail: 1.45%
Dollar Tree Incorporated †	19,920	1,547,784

Specialty Retail: 5.74%
Burlington Stores Incorporated †	4,530	443,261
Foot Locker Incorporated	9,046	537,423
Lowe’s Companies Incorporated	8,890	700,265
O’Reilly Automotive Incorporated †	2,220	537,418
The Home Depot Incorporated	17,521	2,689,649
The TJX Companies Incorporated	9,974	750,145
ULTA Beauty Incorporated †	1,450	442,018
		6,100,179

Textiles, Apparel & Luxury Goods: 0.42%
Nike Incorporated Class B	8,360	442,996

Consumer Staples: 4.78%

Beverages: 0.87%
Constellation Brands Incorporated Class A	2,860	522,665
Dr Pepper Snapple Group Incorporated	2,950	273,790
The Coca-Cola Company	2,840	129,135
		925,590

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Food & Staples Retailing: 2.50%
Costco Wholesale Corporation	4,970	$896,737
CVS Health Corporation	6,597	506,848
Sysco Corporation	11,157	608,726
Wal-Mart Stores Incorporated	8,130	639,018
		2,651,329

Food Products: 0.67%
Pinnacle Foods Incorporated	11,424	711,829

Personal Products: 0.74%
The Estee Lauder Companies Incorporated Class A	8,350	786,069

Energy: 2.90%

Energy Equipment & Services: 0.12%
Schlumberger Limited	1,830	127,350

Oil, Gas & Consumable Fuels: 2.78%
Chevron Corporation	5,395	558,275
Concho Resources Incorporated †	6,370	807,589
EOG Resources Incorporated	3,760	339,566
Exxon Mobil Corporation	6,781	545,871
Pioneer Natural Resources Company	1,020	170,197
Valero Energy Corporation	8,637	530,916
		2,952,414

Financials: 7.79%

Banks: 3.00%
Bank of America Corporation	27,421	614,505
Citizens Financial Group Incorporated	17,330	590,953
Huntington Bancshares Incorporated	49,445	620,040
JPMorgan Chase & Company	8,919	732,696
SunTrust Banks Incorporated	11,753	627,258
		3,185,452

Capital Markets: 3.55%
Charles Schwab Corporation	13,970	541,338
CME Group Incorporated	7,510	880,848
Market Axess Holdings Incorporated	930	177,239
Morgan Stanley	18,640	778,034
TD Ameritrade Holding Corporation	7,080	264,509
The Goldman Sachs Group Incorporated	5,330	1,126,016
		3,767,984

Insurance: 1.24%
Lincoln National Corporation	9,921	644,667
Prudential Financial Incorporated	6,441	675,339
		1,320,006

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	81

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Health Care: 13.04%

Biotechnology: 5.38%
Amgen Incorporated	3,546	$550,481
BioMarin Pharmaceutical Incorporated †	8,510	745,816
Celgene Corporation †	13,710	1,568,561
Gilead Sciences Incorporated	6,331	410,819
Incyte Corporation †	4,160	538,013
Neurocrine Biosciences Incorporated †	2,860	124,324
Regeneron Pharmaceuticals Incorporated †	1,420	651,865
Tesaro Incorporated †«	1,620	241,882
Vertex Pharmaceuticals Incorporated †	7,170	886,212
		5,717,973

Health Care Equipment & Supplies: 2.30%
Boston Scientific Corporation †	22,100	597,363
Danaher Corporation	8,010	680,369
Edwards Lifesciences Corporation †	6,690	769,818
Intuitive Surgical Incorporated †	170	155,496
West Pharmaceutical Services Incorporated	2,450	237,699
		2,440,745

Health Care Providers & Services: 3.14%
Acadia Healthcare Company Incorporated †«	14,140	584,548
Aetna Incorporated	5,636	816,431
Centene Corporation †	9,253	672,045
HCA Holdings Incorporated †	6,741	552,155
UnitedHealth Group Incorporated	4,034	706,676
		3,331,855

Health Care Technology: 0.10%
Veeva Systems Incorporated Class A †	1,740	110,560

Life Sciences Tools & Services: 0.43%
Agilent Technologies Incorporated	3,330	200,932
PRA Health Sciences Incorporated †	3,550	256,488
		457,420

Pharmaceuticals: 1.69%
Merck & Company Incorporated	9,076	590,938
Zoetis Incorporated	19,432	1,210,225
		1,801,163

Industrials: 10.23%

Aerospace & Defense: 1.80%
Northrop Grumman Corporation	2,844	737,222
Spirit AeroSystems Holdings Incorporated Class A	11,817	643,908
The Boeing Company	2,830	530,993
		1,912,123

Air Freight & Logistics: 0.73%
FedEx Corporation	3,980	771,483

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Airlines: 0.80%
Delta Air Lines Incorporated	12,249	$601,793
Southwest Airlines Company	4,053	243,545

		845,338

Commercial Services & Supplies: 1.28%
KAR Auction Services Incorporated	14,161	616,995
Waste Connections Incorporated	7,840	745,976

		1,362,971

Construction & Engineering: 0.50%
EMCOR Group Incorporated	8,507	536,111

Electrical Equipment: 0.33%
Rockwell Automation Incorporated	2,230	353,946

Industrial Conglomerates: 1.04%
3M Company	2,910	595,008
Honeywell International Incorporated	3,820	508,022

		1,103,030

Machinery: 1.13%
Fortive Corporation	8,905	556,117
Stanley Black & Decker Incorporated	4,648	639,751

		1,195,868

Professional Services: 0.20%
IHS Markit Limited †	4,720	216,412

Road & Rail: 2.42%
CSX Corporation	5,651	306,115
Norfolk Southern Corporation	4,640	575,499
Union Pacific Corporation	15,290	1,686,487

		2,568,101

Information Technology: 38.33%

Electronic Equipment, Instruments & Components: 1.44%
CDW Corporation	13,619	819,591
Jabil Circuit Incorporated	23,747	710,510

		1,530,101

Internet Software & Services: 10.49%
Alphabet Incorporated Class A †	3,634	3,587,085
Alphabet Incorporated Class C †	2,381	2,297,331
CoStar Group Incorporated †	770	201,409
eBay Incorporated †	11,750	403,025
Facebook Incorporated Class A †	28,910	4,378,709
MercadoLibre Incorporated	1,000	275,110

		11,142,669

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	83

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

IT Services: 5.96%
Accenture plc Class A	2,630	$327,356
Euronet Worldwide Incorporated †	420	36,369
Global Payments Incorporated	800	73,288
MasterCard Incorporated Class A	15,370	1,888,666
PayPal Holdings Incorporated †	24,350	1,271,314
Square Incorporated Class A †	22,470	516,585
Visa Incorporated Class A	23,290	2,217,907

		6,331,485

Semiconductors & Semiconductor Equipment: 6.92%
Analog Devices Incorporated	7,844	672,701
Broadcom Limited	5,451	1,305,405
Intel Corporation	15,486	559,199
Microchip Technology Incorporated	22,259	1,854,175
NVIDIA Corporation	10,117	1,460,389
NXP Semiconductors NV †	170	18,683
Texas Instruments Incorporated	18,020	1,486,470

		7,357,022

Software: 9.91%
Adobe Systems Incorporated †	8,661	1,228,649
Electronic Arts Incorporated †	7,555	856,208
Microsoft Corporation	58,768	4,104,357
PTC Incorporated †	1,520	87,522
Salesforce.com Incorporated †	11,474	1,028,529
ServiceNow Incorporated †	9,150	957,548
Splunk Incorporated †	14,508	888,470
Take-Two Interactive Software Incorporated †	2,630	201,826
Ultimate Software Group Incorporated †«	2,106	464,878
VMware Incorporated Class A †	7,308	709,972

		10,527,959

Technology Hardware, Storage & Peripherals: 3.61%
Apple Incorporated	16,237	2,480,365
HP Incorporated	34,582	648,758
NetApp Incorporated	17,551	710,640

		3,839,763

Materials: 4.31%

Chemicals: 3.10%
Dow Chemical Company	11,216	694,943
Ecolab Incorporated	9,480	1,259,323
Praxair Incorporated	10,130	1,340,098

		3,294,364

Containers & Packaging: 0.64%
Avery Dennison Corporation	8,050	678,293

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Metals & Mining: 0.57%
Nucor Corporation		10,464	$607,958

Real Estate: 0.86%

Equity REITs: 0.86%
American Tower Corporation		2,400	314,856
Prologis Incorporated		10,875	603,992

			918,848

Telecommunication Services: 0.20%

Wireless Telecommunication Services: 0.20%
T-Mobile US Incorporated †		3,120	210,350

Total Common Stocks (Cost $70,462,153)			105,285,399

	Yield
Short-Term Investments: 1.58%

Investment Companies: 1.58%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	1,105,508	1,105,618
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71	568,057	568,057

Total Short-Term Investments (Cost $1,673,649)			1,673,675

Total investments in securities (Cost $72,135,802) *	100.67%	106,959,074
Other assets and liabilities, net	(0.67)	(706,661)

Total net assets	100.00%	$106,252,413

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $72,430,252 and unrealized gains (losses) consists of:

Gross unrealized gains	$35,755,646
Gross unrealized losses	(1,226,824)

Net unrealized gains	$34,528,822

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	85

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.70%

Consumer Discretionary: 13.55%

Auto Components: 1.45%
Cooper-Standard Holdings Incorporated †	73,860	$7,977,619
LCI Industries	40,130	3,571,570

		11,549,189

Diversified Consumer Services: 0.80%
Grand Canyon Education Incorporated †	80,660	6,323,744

Hotels, Restaurants & Leisure: 3.55%
Papa John’s International Incorporated	39,200	3,158,344
Planet Fitness Incorporated Class A	371,991	8,128,003
Playa Hotels & Resorts S.L. †	348,400	3,644,264
The Habit Restaurants Incorporated Class A †	373,678	6,931,727
Wingstop Incorporated «	223,498	6,371,928

		28,234,266

Household Durables: 0.91%
iRobot Corporation †	45,700	4,237,304
Universal Electronics Incorporated †	46,900	3,029,740

		7,267,044

Leisure Products: 1.11%
MCBC Holdings Incorporated	253,706	4,878,766
Nautilus Group Incorporated †	215,830	3,917,315

		8,796,081

Media: 1.83%
IMAX Corporation †	249,350	6,246,218
Nexstar Broadcasting Group Incorporated	144,400	8,259,680

		14,505,898

Multiline Retail: 1.25%
Ollie’s Bargain Outlet Holdings Incorporated †	242,260	9,968,999

Specialty Retail: 2.65%
Camping World Holdings Incorporated Class A	101,844	2,749,788
Five Below Incorporated †	90,097	4,621,976
Lithia Motors Incorporated Class A	150,330	13,657,481

		21,029,245

Energy: 2.35%

Oil, Gas & Consumable Fuels: 2.35%
Matador Resources Company †«	160,736	3,663,173
PDC Energy Incorporated †	84,590	4,200,739
RSP Permian Incorporated †	302,358	10,760,921

		18,624,833

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 6.91%

Capital Markets: 3.92%
Financial Engines Incorporated	247,570	$9,382,903
MarketAxess Holdings Incorporated	88,241	16,816,970
Stifel Financial Corporation †	115,300	4,915,239

		31,115,112

Insurance: 0.84%
Kinsale Capital Group Incorporated	184,030	6,669,247

Thrifts & Mortgage Finance: 2.15%
LendingTree Incorporated †	110,032	17,120,979

Health Care: 22.61%

Biotechnology: 6.04%
Clovis Oncology Incorporated †	135,400	6,994,764
Exact Sciences Corporation †	133,100	4,854,157
Ligand Pharmaceuticals Incorporated †«	133,201	14,423,004
Repligen Corporation †	319,280	12,528,547
Spark Therapeutics Incorporated †	87,200	4,441,096
Ultragenyx Pharmaceutical Incorporated †«	88,144	4,746,554

		47,988,122

Health Care Equipment & Supplies: 10.34%
Cantel Medical Corporation	49,700	3,867,654
Genmark Diagnostics Incorporated †	99,900	1,292,706
Glaukos Corporation †«	232,159	9,451,193
Inogen Incorporated †	114,450	10,144,848
Integra LifeSciences Holdings Corporation †	289,040	14,553,164
iRhythm Technologies Incorporated †	175,512	6,086,756
Nevro Corporation †	182,355	12,551,495
NxStage Medical Incorporated †	285,170	6,176,782
The Spectranetics Corporation †	669,239	18,069,453

		82,194,051

Health Care Providers & Services: 4.14%
Acadia Healthcare Company Incorporated †«	220,110	9,099,347
HealthEquity Incorporated †	301,712	13,818,410
Surgery Partners Incorporated †	238,681	5,203,246
Teladoc Incorporated †«	155,679	4,763,777

		32,884,780

Health Care Technology: 0.79%
Evolent Health Incorporated Class A †«	272,400	6,251,580

Life Sciences Tools & Services: 1.00%
Cambrex Corporation †	51,600	2,776,080
INC Research Holdings Incorporated Class A †	91,025	5,174,771

		7,950,851

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	87

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Pharmaceuticals: 0.30%
Heska Corporation †	24,400	$2,407,304

Industrials: 18.87%

Aerospace & Defense: 0.79%
HEICO Corporation	84,125	6,242,916

Airlines: 0.97%
SkyWest Incorporated	224,230	7,691,089

Building Products: 1.42%
Apogee Enterprises Incorporated	161,060	8,581,277
JELD-WEN Holding Incorporated †	85,966	2,685,578

		11,266,855

Commercial Services & Supplies: 0.67%
Advanced Disposal Services Incorporated †	230,022	5,364,113

Construction & Engineering: 2.92%
Dycom Industries Incorporated †«	116,230	9,785,404
Granite Construction Incorporated	153,450	7,190,667
MasTec Incorporated †	147,900	6,270,960

		23,247,031

Machinery: 4.95%
John Bean Technologies Corporation	171,490	14,799,587
Milacron Holdings Corporation †	443,128	7,705,996
Mueller Water Products Incorporated Class A	410,420	4,588,496
REV Group Incorporated	121,983	3,275,244
Rexnord Corporation †	393,410	8,969,748

		39,339,071

Professional Services: 5.37%
On Assignment Incorporated †	465,743	24,404,933
WageWorks Incorporated †	258,014	18,254,491

		42,659,424

Trading Companies & Distributors: 1.78%
Beacon Roofing Supply Incorporated †	182,910	8,821,749
BMC Stock Holdings Incorporated †	273,760	5,338,320

		14,160,069

Information Technology: 33.41%

Communications Equipment: 0.33%
Quantenna Communications Incorporated †	137,222	2,623,685

Electronic Equipment, Instruments & Components: 2.29%
Littelfuse Incorporated	58,740	9,512,943
Mercury Computer Systems Incorporated †	218,286	8,681,234

		18,194,177

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Internet Software & Services: 12.81%
2U Incorporated †	232,050	$9,920,138
Benefitfocus Incorporated †	64,400	2,047,920
Cloudera Incorporated †	112,138	2,326,864
Coupa Software Incorporated †	153,174	5,241,614
Criteo SA ADR †«	55,600	2,915,108
Envestnet Incorporated †	338,192	12,124,183
Five9 Incorporated †	651,240	14,633,363
GrubHub Incorporated †«	35,500	1,543,185
LogMeIn Incorporated	105,520	11,712,720
Q2 Holdings Incorporated †	628,643	24,894,263
SPS Commerce Incorporated †	103,738	6,033,402
Wix.com Limited †	37,500	2,763,750
Xactly Corporation †	358,777	5,632,799

		101,789,309

IT Services: 2.47%
InterXion Holding NV †	441,320	19,616,674

Semiconductors & Semiconductor Equipment: 4.97%
Cavium Incorporated †	126,180	9,207,355
MaxLinear Incorporated Class A †	254,878	7,939,450
Microsemi Corporation †	199,150	9,780,257
Monolithic Power Systems Incorporated	127,580	12,528,356

		39,455,418

Software: 10.54%
Appian Corporation †	60,291	1,064,136
BlackLine Incorporated †«	133,703	4,513,813
CyberArk Software Limited †«	256,410	12,566,654
HubSpot Incorporated †	169,976	12,255,270
Paycom Software Incorporated †	92,930	6,081,339
Paylocity Holding Corporation †	130,193	6,099,542
Proofpoint Incorporated †	244,330	21,012,380
Realpage Incorporated †	78,500	2,716,100
Ringcentral Incorporated Class A †	239,660	8,172,406
Talend SA †	284,078	9,309,234

		83,790,874

Total Common Stocks (Cost $542,026,631)		776,322,030

Exchange-Traded Funds: 1.00%
iShares Russell 2000 Growth Index Fund ETF	48,700	7,954,171

Total Exchange-Traded Funds (Cost $8,099,648)		7,954,171

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	89

EMERGING GROWTH PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 8.88%

Investment Companies: 8.88%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	57,161,425	$57,167,142
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71	13,424,042	13,424,042

Total Short-Term Investments (Cost $70,585,467)			70,591,184

Total investments in securities (Cost $620,711,746) *	107.58%	854,867,385
Other assets and liabilities, net	(7.58)	(60,227,373)

Total net assets	100.00%	$794,640,012

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $623,007,478 and unrealized gains (losses) consists of:

Gross unrealized gains	$243,904,429
Gross unrealized losses	(12,044,522)

Net unrealized gains	$231,859,907

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Equity Gateway Funds	Summary portfolio of investments—May 31, 2017

INDEX PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Shares	Value	Percent of net assets

Common Stocks: 98.59%

Consumer Discretionary: 12.30%

Auto Components: 0.19%
Other securities		$3,869,480	0.19%

Automobiles: 0.47%
Other securities		9,501,396	0.47

Distributors: 0.11%
Other securities		2,249,690	0.11

Diversified Consumer Services: 0.03%
Other securities		527,536	0.03

Hotels, Restaurants & Leisure: 1.74%
McDonald’s Corporation	78,597	11,859,501	0.59
Starbucks Corporation	139,864	8,896,749	0.44
Other securities		14,311,214	0.71

		35,067,464	1.74

Household Durables: 0.46%
Other securities		9,156,832	0.46

Internet & Direct Marketing Retail: 2.75%
Amazon.com Incorporated †	38,008	37,803,517	1.88
The Priceline Group Incorporated †	4,719	8,857,988	0.44
Other securities		8,816,780	0.43

		55,478,285	2.75

Leisure Products: 0.09%
Other securities		1,882,985	0.09

Media: 3.11%
Comcast Corporation Class A	454,190	18,935,181	0.94
The Walt Disney Company	139,610	15,069,503	0.75
Other securities		28,744,067	1.42

		62,748,751	3.11

Multiline Retail: 0.41%
Other securities		8,287,534	0.41

Specialty Retail: 2.30%
The Home Depot Incorporated	116,905	17,946,087	0.89
Other securities		28,419,821	1.41

		46,365,908	2.30

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	91

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Textiles, Apparel & Luxury Goods: 0.64%
Other securities		$12,787,574	0.64%

Consumer Staples: 9.28%

Beverages: 2.08%
PepsiCo Incorporated	136,967	16,007,333	0.79
The Coca-Cola Company	370,832	16,861,731	0.84
Other securities		9,170,896	0.45

		42,039,960	2.08

Food & Staples Retailing: 1.96%
Wal-Mart Stores Incorporated	144,515	11,358,879	0.56
Other securities		28,106,216	1.40

		39,465,095	1.96

Food Products: 1.49%
Other securities		30,009,311	1.49

Household Products: 1.76%
The Procter & Gamble Company	245,340	21,612,001	1.07
Other securities		13,831,905	0.69

		35,443,906	1.76

Personal Products: 0.14%
Other securities		2,863,733	0.14

Tobacco: 1.85%
Altria Group Incorporated	186,123	14,041,119	0.70
Philip Morris International	148,884	17,836,303	0.89
Other securities		5,337,633	0.26

		37,215,055	1.85

Energy: 5.91%

Energy Equipment & Services: 0.93%
Schlumberger Limited	133,791	9,310,516	0.46
Other securities		9,382,845	0.47

		18,693,361	0.93

Oil, Gas & Consumable Fuels: 4.98%
Chevron Corporation	181,678	18,800,039	0.93
Exxon Mobil Corporation	397,933	32,033,607	1.59
Other securities		49,645,862	2.46

		100,479,508	4.98

Financials: 13.52%

Banks: 5.95%
Bank of America Corporation	962,092	21,560,482	1.07
Citigroup Incorporated	265,900	16,097,586	0.80

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Equity Gateway Funds	Summary portfolio of investments—May 31, 2017

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Banks (continued)
JPMorgan Chase & Company	342,795	$28,160,609	1.40%
Wells Fargo & Company (l)	432,148	22,100,049	1.10
Other securities		31,941,506	1.58

		119,860,232	5.95

Capital Markets: 2.71%
Other securities		54,744,865	2.71

Consumer Finance: 0.68%
Other securities		13,697,578	0.68

Diversified Financial Services: 1.53%
Berkshire Hathaway Incorporated Class B †	182,272	30,125,916	1.49
Other securities		757,968	0.04

		30,883,884	1.53

Insurance: 2.65%
Other securities		53,384,782	2.65

Health Care: 13.70%

Biotechnology: 2.65%
AbbVie Incorporated	152,966	10,098,815	0.50
Amgen Incorporated	70,676	10,971,742	0.54
Celgene Corporation †	74,660	8,541,851	0.42
Other securities		23,783,300	1.19

		53,395,708	2.65

Health Care Equipment & Supplies: 2.69%
Medtronic plc	131,369	11,071,779	0.55
Other securities		43,085,739	2.14

		54,157,518	2.69

Health Care Providers & Services: 2.67%
UnitedHealth Group Incorporated	92,330	16,174,369	0.80
Other securities		37,634,283	1.87

		53,808,652	2.67

Health Care Technology: 0.09%
Other securities		1,840,387	0.09

Life Sciences Tools & Services: 0.71%
Other securities		14,324,212	0.71

Pharmaceuticals: 4.89%
Bristol-Myers Squibb Company	160,527	8,660,432	0.43
Johnson & Johnson	260,395	33,395,659	1.66
Merck & Company Incorporated	263,487	17,155,639	0.85
Pfizer Incorporated	571,190	18,649,354	0.92

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	93

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Pharmaceuticals (continued)
Other securities		$20,689,324	1.03%

		98,550,408	4.89

Industrials: 10.02%

Aerospace & Defense: 2.32%
The Boeing Company	54,664	10,256,606	0.51
United Technologies Corporation	71,923	8,722,821	0.43
Other securities		27,875,642	1.38

		46,855,069	2.32

Air Freight & Logistics: 0.66%
Other securities		13,402,120	0.66

Airlines: 0.62%
Other securities		12,556,239	0.62

Building Products: 0.33%
Other securities		6,554,503	0.33

Commercial Services & Supplies: 0.30%
Other securities		5,946,441	0.30

Construction & Engineering: 0.08%
Other securities		1,653,995	0.08

Electrical Equipment: 0.55%
Other securities		10,991,511	0.55

Industrial Conglomerates: 2.31%
3M Company	57,216	11,698,956	0.58
General Electric Company	837,301	22,925,301	1.14
Honeywell International Incorporated	73,050	9,714,920	0.48
Other securities		2,221,334	0.11

		46,560,511	2.31

Machinery: 1.53%
Other securities		30,831,527	1.53

Professional Services: 0.23%
Other securities		4,586,338	0.23

Road & Rail: 0.94%
Union Pacific Corporation	78,098	8,614,209	0.43
Other securities		10,301,118	0.51

		18,915,327	0.94

Trading Companies & Distributors: 0.15%
Other securities		2,973,128	0.15

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Equity Gateway Funds	Summary portfolio of investments—May 31, 2017

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Information Technology: 22.84%

Communications Equipment: 0.98%
Cisco Systems Incorporated	480,595	$15,153,160	0.75%
Other securities		4,532,772	0.23

		19,685,932	0.98

Electronic Equipment, Instruments & Components: 0.40%
Other securities		7,978,829	0.40

Internet Software & Services: 4.90%
Alphabet Incorporated Class A †	28,514	28,145,884	1.39
Alphabet Incorporated Class C †	28,359	27,362,465	1.36
Facebook Incorporated Class A †	226,021	34,233,141	1.70
Other securities		9,120,716	0.45

		98,862,206	4.90

IT Services: 3.87%
International Business Machines Corporation	82,372	12,572,438	0.62
MasterCard Incorporated Class A	90,417	11,110,441	0.55
Visa Incorporated Class A	178,311	16,980,557	0.84
Other securities		37,428,015	1.86

		78,091,451	3.87

Semiconductors & Semiconductor Equipment: 3.55%
Broadcom Limited	38,487	9,216,867	0.46
Intel Corporation	453,737	16,384,443	0.81
Other securities		45,978,073	2.28

		71,579,383	3.55

Software: 4.79%
Microsoft Corporation	741,597	51,793,134	2.57
Oracle Corporation	287,623	13,055,208	0.65
Other securities		31,611,940	1.57

		96,460,282	4.79

Technology Hardware, Storage & Peripherals: 4.35%
Apple Incorporated	503,501	76,914,813	3.82
Other securities		10,830,872	0.53

		87,745,685	4.35

Materials: 2.77%

Chemicals: 2.06%
Other securities		41,589,188	2.06

Construction Materials: 0.15%
Other securities		2,939,557	0.15

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	95

INDEX PORTFOLIO

Security name			Shares	Value	Percent of net assets

Containers & Packaging: 0.31%
Other securities				$6,317,017	0.31%

Metals & Mining: 0.25%
Other securities				4,985,976	0.25

Real Estate: 2.85%

Equity REITs: 2.80%
Other securities				56,455,959	2.80

Real Estate Management & Development: 0.05%
Other securities				1,006,462	0.05

Telecommunication Services: 2.18%

Diversified Telecommunication Services: 2.18%
AT&T Incorporated			589,395	22,709,389	1.13
Verizon Communications Incorporated			391,194	18,245,288	0.91
Other securities				2,977,489	0.14

				43,932,166	2.18

Utilities: 3.22%

Electric Utilities: 2.02%
Other securities				40,681,772	2.02

Independent Power & Renewable Electricity Producers: 0.06%
Other securities				1,225,875	0.06

Multi-Utilities: 1.07%
Other securities				21,583,899	1.07

Water Utilities: 0.07%
Other securities				1,337,113	0.07

Total Common Stocks (Cost $782,258,360)				1,987,067,051	98.59

	Yield
Short-Term Investments: 1.44%

Investment Companies: 1.38%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%		10,256,007	10,257,033	0.51
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71		17,511,265	17,511,265	0.87

				27,768,298	1.38

		Maturity date	Principal

U.S. Treasury Securities: 0.06%
U.S. Treasury Bill #(z)	0.22	7-6-2017	$331,000	330,762	0.02
U.S. Treasury Bill #(z)	0.87	8-17-2017	511,000	509,993	0.02

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Equity Gateway Funds	Summary portfolio of investments—May 31, 2017

INDEX PORTFOLIO

Security name	Yield	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Bill #(z)	0.97%	8-24-2017	$443,000	$442,049	0.02%

				1,282,804	0.06

Total Short-Term Investments (Cost $29,050,606)				29,051,102	1.44

Total investments in securities (Cost $811,308,966) *				2,016,118,153	100.03%
Other assets and liabilities, net				(583,555)	(0.03)

Total net assets				$2,015,534,598	100.00%

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $855,744,233 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,223,328,693
Gross unrealized losses	(62,954,773)

Net unrealized gains	$1,160,373,920

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	97

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 92.35%

Australia: 1.02%
Westpac Banking Corporation (Financials, Banks)	62,197	$1,409,573

Belgium: 0.48%
Telenet Group Holding NV (Consumer Discretionary, Media) †	10,080	668,078

Brazil: 0.73%
Ambev SA ADR (Consumer Staples, Beverages)	176,065	1,005,331

Canada: 3.51%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	30,484	4,823,483

Chile: 0.16%
Sociedad Quimica Minera de Chile (Materials, Chemicals)	5,956	214,595

China: 3.81%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	37,081	4,540,939
Tencent Holdings Limited (Information Technology, Internet Software & Services)	20,200	693,678

		5,234,617

Denmark: 0.23%
ISS AS (Industrials, Commercial Services & Supplies)	7,557	313,284

France: 4.34%
AXA SA (Financials, Insurance)	5,029	134,115
BNP Paribas SA (Financials, Banks)	2,169	153,064
Eiffage SA (Industrials, Construction & Engineering)	16,016	1,456,417
Schneider Electric SE (Industrials, Electrical Equipment)	19,320	1,487,965
Vallourec SA (Energy, Energy Equipment & Services) †«	84,426	532,431
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	83,202	2,203,903

		5,967,895

Germany: 21.31%
Allianz AG (Financials, Insurance)	25,084	4,815,637
Beiersdorf AG (Consumer Staples, Personal Products)	24,642	2,646,359
Deutsche Boerse AG (Financials, Diversified Financial Services)	58,807	6,109,303
Deutsche Post AG (Industrials, Air Freight & Logistics)	51,111	1,866,865
Deutsche Telekom AG (Telecommunication Services, Diversified Telecommunication Services)	82,899	1,650,632
Linde AG (Materials, Chemicals)	31,485	6,010,903
SAP SE (Information Technology, Software)	12,549	1,345,409
Vonovia SE (Real Estate, Real Estate Management & Development)	39,053	1,534,359
Wirecard AG (Information Technology, IT Services) «	49,883	3,324,618

		29,304,085

Hong Kong: 2.61%
AIA Group Limited (Financials, Insurance)	505,800	3,586,175

Indonesia: 0.61%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	771,000	837,855

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Ireland: 3.83%
Allegion plc (Industrials, Building Products)	10,439	$820,819
Medtronic plc (Health Care, Health Care Equipment & Supplies)	52,729	4,444,000

		5,264,819

Italy: 4.51%
Assicurazioni Generali SpA (Financials, Insurance)	128,671	2,030,822
Atlantia SpA (Industrials, Transportation Infrastructure)	31,192	868,279
Intesa Sanpaolo SpA (Financials, Banks)	735,557	2,105,381
UniCredit SpA (Financials, Banks)	68,296	1,194,535

		6,199,017

Japan: 10.03%
Bridgestone Corporation (Consumer Discretionary, Auto Components)	23,500	987,106
CALBEE Incorporated (Consumer Staples, Food Products)	39,000	1,510,700
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	25,590	312,625
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	121,654	4,570,675
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	27,500	1,318,014
Nomura Holdings Incorporated (Financials, Capital Markets)	306,800	1,837,753
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	132,493	3,250,415

		13,787,288

Luxembourg: 0.69%
RTL Group SA (Consumer Discretionary, Media)	6,034	469,600
Tenaris SA ADR (Energy, Energy Equipment & Services) «	15,758	477,467

		947,067

Mexico: 0.59%
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	355,100	813,001

Netherlands: 6.50%
Akzo Nobel NV (Materials, Chemicals)	15,967	1,336,450
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	12,531	1,654,011
Heineken NV (Consumer Staples, Beverages)	5,588	550,329
ING Groep NV (Financials, Banks)	276,670	4,627,768
Unilever NV (Consumer Staples, Personal Products)	13,432	765,004

		8,933,562

Russia: 0.52%
MMC Norilsk Nickel PJSC ADR (Materials, Metals & Mining)	51,461	713,249

South Korea: 2.04%
LG Household & Health Care Limited (Consumer Staples, Personal Products)	644	565,427
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,125	2,245,780

		2,811,207

Spain: 1.74%
Grifols SA (Health Care, Biotechnology)	37,224	1,053,334
Grifols SA ADR (Health Care, Biotechnology)	62,786	1,347,388

		2,400,722

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	99

INTERNATIONAL GROWTH PORTFOLIO

Security name			Shares	Value

Sweden: 0.34%
Swedbank AB Class A (Financials, Banks)			19,415	$467,985

Switzerland: 5.14%
Actelion Limited (Health Care, Biotechnology) †			3,925	1,126,581
Nestle SA (Consumer Staples, Food Products)			58,420	4,985,197
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods) «			2,480	960,710

				7,072,488

Taiwan: 1.99%
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			405,000	2,733,302

United Kingdom: 13.26%
Aon plc (Financials, Insurance)			32,162	4,210,327
Coca-Cola European Partners plc (Consumer Staples, Beverages)			91,139	3,740,345
Conva Tec Limited (Health Care, Health Care Equipment & Supplies) 144A†			467,975	1,929,481
Experian Group Limited plc (Industrials, Professional Services)			41,507	865,302
Imperial Tobacco Group plc (Consumer Staples, Tobacco)			12,907	603,504
Liberty Global plc Class A (Consumer Discretionary, Media)			55,223	1,688,719
Liberty Global plc Class C (Consumer Discretionary, Media)			88,506	2,630,398
Merlin Entertainment plc (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A			46,455	316,633
St. James’s Place plc (Financials, Insurance)			18,449	278,829
Wolseley plc (Industrials, Trading Companies & Distributors)			29,861	1,966,043

				18,229,581

United States: 2.36%
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †			1,981	1,970,342
WABCO Holdings Incorporated (Industrials, Machinery) †			10,425	1,270,366

				3,240,708

Total Common Stocks (Cost $104,163,077)				126,978,967

		Expiration date
Participation Notes: 3.23%

Ireland: 3.23%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines)		10-29-2018	220,115	4,436,838

Total Participation Notes (Cost $2,576,732)				4,436,838

	Dividend yield
Preferred Stocks: 1.51%

Germany: 1.51%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.25%		14,762	2,072,031

Total Preferred Stocks (Cost $1,169,418)				2,072,031

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL GROWTH PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 4.98%

Investment Companies: 4.98%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	5,192,235	$5,192,363
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71	1,660,070	1,660,070

Total Short-Term Investments (Cost $6,852,433)			6,852,433

Total investments in securities (Cost $114,761,660) *	102.07%	140,340,269
Other assets and liabilities, net	(2.07)	(2,849,239)

Total net assets	100.00%	$137,491,030

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $114,881,370 and unrealized gains (losses) consists of:

Gross unrealized gains	$26,180,758
Gross unrealized losses	(721,859)

Net unrealized gains	$25,458,899

The following table shows the percent of total long-term investments by sector as of May 31, 2017:

Consumer Staples	25.33%
Financials	25.32
Industrials	16.77
Information Technology	12.39
Health Care	7.42
Materials	6.20
Telecommunication Services	4.66
Real Estate	1.15
Energy	0.76

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	101

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.98%

Australia: 5.32%
Arrium Limited (Materials, Metals & Mining) †(a)(i)	3,063,400	$2
Asaleo Care Limited (Consumer Staples, Personal Products)	1,262,800	1,313,657
Automotive Holdings Group Limited (Consumer Discretionary, Specialty Retail)	410,016	895,708
Bendigo Bank Limited (Financials, Banks)	272,500	2,281,963
BlueScope Steel Limited (Materials, Metals & Mining)	246,000	2,102,089
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies)	207,386	397,573
CSR Limited (Materials, Construction Materials)	754,900	2,339,072
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	2,467,640
Fortescue Metals Group Limited (Materials, Metals & Mining)	602,200	2,170,205
Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail) «	455,500	1,275,992
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	407,700	4,947,036
Macquarie Group Limited (Financials, Capital Markets)	69,800	4,649,689
McMillan Shakespeare Limited (Industrials, Professional Services)	158,800	1,603,571
Metcash Limited (Consumer Staples, Food & Staples Retailing) †	1,164,200	1,773,371
Mineral Resources Limited (Materials, Metals & Mining)	300,500	2,255,195
Mirvac Group (Real Estate, Equity REITs)	1,327,400	2,248,821
Myer Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,702,400	1,094,198
Qantas Airways Limited (Industrials, Airlines)	1,021,400	3,802,347
Retail Food Group Limited (Consumer Discretionary, Food Products)	269,500	1,029,296
Seven Group Holdings Limited (Industrials, Trading Companies & Distributors)	165,356	1,388,406

		40,035,831

Austria: 1.42%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	69,400	3,617,755
Raiffeisen Bank International AG (Financials, Banks) †	81,200	2,139,014
RHI AG (Materials, Construction Materials)	64,721	2,354,165
Voestalpine AG (Materials, Metals & Mining)	56,800	2,571,711

		10,682,645

Belgium: 0.61%
Bpost SA (Industrials, Air Freight & Logistics)	83,300	2,026,367
Ontex Group NV (Consumer Staples, Personal Products)	71,300	2,575,449

		4,601,816

Brazil: 0.88%
Banco de Brasil SA (Financials, Banks)	245,800	2,152,682
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	226,100	2,438,508
JBS SA (Consumer Staples, Food Products)	805,600	2,009,052

		6,600,242

Canada: 1.48%
Magna International Incorporated (Consumer Discretionary, Auto Components)	131,600	5,890,996
Open Text Corporation (Information Technology, Software)	98,200	3,205,121
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,045,823

		11,141,940

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

China: 2.00%
China Communications Services Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	$1,685,030
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	2,970,000	2,435,442
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	1,366,500	1,876,350
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	1,730,000	1,949,221
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	910,000	1,518,117
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	676,200	1,956,781
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	731,500	1,186,538
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	2,502,000	2,459,441

		15,066,920

Denmark: 1.29%
Danske Bank AS (Financials, Banks)	150,300	5,645,230
DFDS AS (Industrials, Marine)	37,600	2,078,336
Sydbank AS (Financials, Banks)	56,100	2,012,210

		9,735,776

Finland: 0.21%
Tieto Oyj (Information Technology, IT Services)	48,200	1,573,466

France: 9.10%
Atos Origin SA (Information Technology, IT Services)	42,800	6,139,733
AXA SA (Financials, Insurance)	132,200	3,525,551
BNP Paribas SA (Financials, Banks) «	72,900	5,144,466
Carrefour SA (Consumer Staples, Food & Staples Retailing)	152,700	3,987,342
Cie Generale des Establissements Michelin (Consumer Discretionary, Auto Components) «	32,700	4,114,155
Credit Agricole SA (Financials, Banks) «	219,328	3,360,650
Electricite de France SA (Utilities, Electric Utilities)	148,600	1,601,190
Engie SA (Utilities, Multi-Utilities)	171,900	2,623,315
Neopost SA (Information Technology, Technology Hardware, Storage & Peripherals)	66,600	2,966,417
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	333,800	5,864,594
Renault SA (Consumer Discretionary, Automobiles)	40,500	3,780,234
Sanofi SA (Health Care, Pharmaceuticals)	141,800	14,044,682
SCOR SE (Financials, Insurance)	109,700	4,318,645
Societe Generale SA (Financials, Banks) «	39,000	2,044,642
Total SA (Energy, Oil, Gas & Consumable Fuels) «	93,700	4,975,538

		68,491,154

Germany: 8.62%
Allianz AG (Financials, Insurance)	35,700	6,853,701
Aurubis AG (Materials, Metals & Mining)	25,900	2,017,430
BASF SE (Materials, Chemicals)	46,500	4,379,445
Bayer AG (Health Care, Pharmaceuticals)	38,000	5,041,367
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	31,200	2,919,190
Celesio AG (Health Care, Health Care Providers & Services) (i)	56,000	1,666,421
Covestro AG (Materials, Chemicals)144A	30,200	2,258,737
Daimler AG (Consumer Discretionary, Automobiles)	75,700	5,494,276
Deutsche Bank AG (Financials, Capital Markets)	195,149	3,414,359
Deutsche Post AG (Industrials, Air Freight & Logistics)	186,300	6,804,739
Hannover Rueck SE (Financials, Insurance)	16,300	1,940,923

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	103

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Germany (continued)
Metro AG (Consumer Staples, Food & Staples Retailing)	108,100	$3,618,735
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	23,200	4,580,345
Siemens AG (Industrials, Industrial Conglomerates)	34,200	4,881,077
Stada Arzneimittel AG (Health Care, Pharmaceuticals) «	23,100	1,671,139
Uniper SE (Utilities, Independent Power & Renewable Electricity Producers)	194,200	3,786,070
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	3,540,314

		64,868,268

Hong Kong: 2.23%
China Resources Cement Holdings Limited (Materials, Construction Materials)	3,222,000	1,596,001
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,633,000	1,925,848
Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	2,338,000	2,031,204
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	3,680,000	2,007,045
WH Group Limited (Consumer Staples, Food Products) 144A	4,199,500	3,934,059
Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	379,000	2,835,490
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	611,500	2,436,568

		16,766,215

Hungary: 0.18%
Richter Gedeon (Health Care, Pharmaceuticals)	53,000	1,354,755

Ireland: 0.72%
C&C Group plc (Consumer Staples, Beverages)	240,000	916,653
Grafton Group plc (Industrials, Trading Companies & Distributors)	84,200	842,406
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,664,547

		5,423,606

Israel: 0.59%
Bank Hapoalim Limited (Financials, Banks)	440,000	2,930,351
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	1,473,622

		4,403,973

Italy: 2.49%
A2A SpA (Utilities, Multi-Utilities)	1,078,900	1,784,037
Enel SpA (Utilities, Electric Utilities)	1,706,600	9,121,600
Leonardo-Finmeccanica SpA (Industrials, Aerospace & Defense)	271,900	4,789,279
Mediobanca SpA (Financials, Banks)	324,800	3,079,451

		18,774,367

Japan: 21.57%
Adeka Corporation (Materials, Chemicals)	155,300	2,259,037
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	61,200	3,017,174
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	24,800	894,591
Aozora Bank Limited (Financials, Banks)	427,000	1,569,201
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	314,200	3,967,573
Central Glass Company Limited (Industrials, Building Products)	444,000	1,808,072
CKD Corporation (Industrials, Machinery)	171,200	2,621,717
Cocokara Fine Incorporated (Consumer Staples, Food & Staples Retailing)	44,700	2,260,226
Daikyo Incorporated (Real Estate, Real Estate Management & Development)	1,243,800	2,526,907

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
DCM Holdings Company Limited (Consumer Discretionary, Specialty Retail)	143,100	$1,253,336
Denka Company Limited (Materials, Chemicals)	682,000	3,430,014
DIC Incorporated (Materials, Chemicals)	100,700	3,459,716
Eizo Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	2,511,995
Fujikura Limited (Industrials, Electrical Equipment)	348,000	2,981,959
Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	91,700	966,265
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	327,800	1,979,231
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	221,400	2,704,778
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,850,574
Japan Airlines Company Limited (Industrials, Airlines)	80,700	2,364,528
JTEKT Corporation (Industrials, Machinery)	143,600	2,156,269
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	754,900	3,288,160
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	44,700	2,575,043
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	295,500	8,180,614
Keihin Corporation (Consumer Discretionary, Auto Components)	103,500	1,419,562
Kureha Corporation (Materials, Chemicals)	27,100	1,355,612
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	2,038,998
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,997,418
Makino Milling Machine Company Limited (Industrials, Machinery)	232,000	1,910,465
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,186,853
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	60,500	3,539,865
Mazda Motor Corporation (Consumer Discretionary, Automobiles)	224,300	3,058,176
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	195,500	4,031,801
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	921,500	5,748,662
Mitsui Chemicals Incorporated (Materials, Chemicals)	817,000	4,057,336
Mizuho Financial Group Incorporated (Financials, Banks)	2,244,400	3,907,181
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	247,900	11,881,293
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	505,000	4,840,248
Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	226,100	2,137,487
NTN Corporation (Industrials, Machinery)	501,000	2,293,517
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	98,600	2,418,927
ORIX Corporation (Financials, Diversified Financial Services)	325,300	5,134,306
Resona Holdings Incorporated (Financials, Banks)	1,013,300	5,184,985
Ryobi Limited (Industrials, Machinery)	96,000	387,467
Sankyu Incorporated (Industrials, Road & Rail)	370,000	2,308,533
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	36,200	1,957,905
Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,160,700	2,798,256
Sumitomo Heavy Industries Limited (Industrials, Machinery)	256,000	1,668,912
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	100,400	3,602,615
Sumitomo Osaka Cement Company (Materials, Construction Materials)	444,000	1,940,370
Suzuken Company Limited (Health Care, Health Care Providers & Services)	69,300	2,277,670
T-Gaia Corporation (Consumer Discretionary, Specialty Retail)	105,900	1,955,445
The Keiyo Bank Limited (Financials, Banks)	62,000	251,919
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	148,500	2,896,253
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	63,000	1,277,634
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	375,000	1,886,005
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	95,400	1,836,504
UBE Industries Limited (Materials, Chemicals)	1,072,000	2,545,698

		162,360,858

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	105

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Liechtenstein: 0.11%
VP Bank AG (Financials, Capital Markets) (i)	6,558	$813,868

Netherlands: 2.22%
ABN AMRO Group NV (Financials, Banks) 144A	142,600	3,677,153
Aegon NV (Financials, Insurance)	334,000	1,662,881
ING Groep NV (Financials, Banks)	282,500	4,725,285
Koninklijke Philips NV (Industrials, Industrial Conglomerates)	127,500	4,505,923
X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing) †	58,400	2,114,080

		16,685,322

Norway: 1.07%
Atea ASA (Information Technology, IT Services)	84,900	1,034,961
Den Norske Bank ASA (Financials, Banks)	148,800	2,520,124
Marine Harvest ASA (Consumer Staples, Food Products)	143,900	2,520,588
Yara International ASA (Materials, Chemicals)	53,600	1,992,563

		8,068,236

Poland: 0.18%
Asseco Poland SA (Information Technology, Software)	101,800	1,324,477

Portugal: 0.52%
Energias de Portugal SA (Utilities, Electric Utilities)	1,007,800	3,706,533
Sonae SGPS SA (Consumer Staples, Food & Staples Retailing)	210,000	216,323

		3,922,856

Russia: 1.20%
Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	832,900	3,467,779
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	886	15,416
Gazprom Neft Sponsored ADR - London Exchange (Energy, Oil, Gas & Consumable Fuels) (i)	150,014	2,610,244
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels) «	60,400	2,914,300

		9,007,739

Singapore: 0.86%
DBS Group Holdings Limited (Financials, Banks)	262,300	3,880,520
United Overseas Bank Limited (Financials, Banks)	154,100	2,559,331

		6,439,851

South Africa: 0.45%
Barclays Africa Group Limited (Financials, Banks)	188,800	2,001,006
Petra Diamonds Limited (Materials, Metals & Mining) †	850,600	1,421,455

		3,422,461

South Korea: 2.07%
BNK Financial Group Incorporated (Financials, Banks)	127,000	1,134,334
E-MART Limited (Consumer Staples, Food & Staples Retailing)	8,500	1,844,855
Industrial Bank of Korea (Financials, Banks)	192,500	2,217,980
KT&G Corporation (Consumer Staples, Tobacco)	45,200	4,481,243
Kwangju Bank (Financials, Banks)	13,510	152,645
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	14,700	3,328,376
Woori Bank (Financials, Banks)	178,044	2,433,077

		15,592,510

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Spain: 2.92%
Banco Santander Central Hispano SA (Financials, Banks)	429,681	$2,790,384
Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing) «	483,500	2,975,861
Gas Natural SDG SA (Utilities, Gas Utilities)	209,300	5,271,324
Iberdrola SA (Utilities, Electric Utilities)	433,600	3,457,324
International Consolidated Airlines Group SA (Industrials, Airlines)	325,200	2,530,785
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	294,900	4,940,978

		21,966,656

Sweden: 1.60%
Boliden AB (Materials, Metals & Mining)	102,400	2,802,881
Electrolux AB Class B (Consumer Discretionary, Household Durables)	104,100	3,342,880
Nordea Bank AB (Financials, Banks)	177,300	2,276,581
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	144,900	1,747,189
Telia Company AB (Telecommunication Services, Diversified Telecommunication Services)	417,000	1,908,583

		12,078,114

Switzerland: 6.72%
Aryzta AG (Consumer Staples, Food Products)	42,100	1,329,222
Baloise Holding AG (Financials, Insurance)	28,800	4,406,752
Credit Suisse Group AG (Financials, Capital Markets)	221,500	3,041,609
Georg Fischer AG (Industrials, Machinery)	3,000	2,829,487
Helvetia Holding AG (Financials, Insurance)	4,600	2,662,021
Roche Holding AG (Health Care, Pharmaceuticals)	43,700	11,992,628
Swiss Life Holding AG (Financials, Insurance)	22,100	7,372,371
Swiss Reinsurance AG (Financials, Insurance)	75,700	6,901,358
UBS Group AG (Financials, Capital Markets)	290,700	4,622,147
Valiant Holding AG (Financials, Banks) (i)	22,700	2,641,361
Zurich Insurance Group AG (Financials, Insurance)	9,500	2,792,473

		50,591,429

Taiwan: 0.93%
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,112,000	3,807,839
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	1,035,000	3,193,191

		7,001,030

Thailand: 1.19%
Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	2,188,900	2,185,044
Krung Thai Bank PCL ADR (Financials, Banks)	4,470,600	2,507,001
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	1,003,900	2,269,533
Thanachart Capital PCL (Financials, Banks)	1,481,500	2,033,474

		8,995,052

Turkey: 0.24%
TAV Havalimanlari Holding AS (Industrials, Transportation Infrastructure)	366,300	1,795,212

United Kingdom: 15.99%
3i Group plc (Financials, Capital Markets)	409,100	4,717,591
AMEC Foster Wheeler plc (Energy, Energy Equipment & Services)	83,300	546,299
Aviva plc (Financials, Insurance)	398,600	2,696,276

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	107

INTERNATIONAL VALUE PORTFOLIO

Security name		Shares	Value

United Kingdom (continued)
BAE Systems plc (Industrials, Aerospace & Defense)		1,049,200	$8,996,511
Barclays plc (Financials, Banks)		715,000	1,934,609
Barratt Developments plc (Consumer Discretionary, Household Durables)		410,800	3,241,935
Bellway plc (Consumer Discretionary, Household Durables)		80,100	2,916,570
Bovis Homes Group plc (Consumer Discretionary, Household Durables)		182,700	2,146,847
BP plc (Energy, Oil, Gas & Consumable Fuels)		1,023,400	6,153,908
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)		586,400	2,338,797
Carillion plc (Industrials, Construction & Engineering) «		764,400	2,003,270
Centrica plc (Utilities, Multi-Utilities)		898,500	2,353,549
Chemring Group plc (Industrials, Aerospace & Defense)		294,466	684,826
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)		345,400	2,810,370
Debenhams plc (Consumer Discretionary, Multiline Retail)		1,238,200	799,275
easyJet plc (Industrials, Airlines)		130,900	2,384,827
Firstgroup plc (Industrials, Road & Rail) †		952,400	1,838,226
GKN plc (Consumer Discretionary, Auto Components)		974,500	4,394,583
GlaxoSmithKline plc (Health Care, Pharmaceuticals)		555,600	12,194,729
Highland Gold Mining Limited (Materials, Metals & Mining)		705,997	1,387,204
Inchcape plc (Consumer Discretionary, Distributors)		156,300	1,645,314
Indivior plc (Health Care, Pharmaceuticals)		378,080	1,586,607
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)		1,270,500	4,599,904
Kingfisher plc (Consumer Discretionary, Specialty Retail)		651,600	2,729,391
Legal & General Group plc (Financials, Insurance)		1,927,000	6,251,802
Lloyds Banking Group plc (Financials, Banks)		3,891,100	3,539,023
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)		536,900	2,646,017
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		558,800	975,581
Meggitt plc (Industrials, Aerospace & Defense)		304,500	1,969,513
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		367,200	1,152,991
Mitie Group plc (Industrials, Commercial Services & Supplies) «		539,300	1,682,954
Mondi plc (Materials, Paper & Forest Products)		117,200	3,056,370
Old Mutual plc (Financials, Insurance)		698,000	1,692,555
Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)		501,100	2,945,421
Premier Foods plc (Consumer Staples, Food Products) †		73,926	38,814
Redrow plc (Consumer Discretionary, Household Durables)		388,600	2,806,378
Royal Mail plc (Industrials, Air Freight & Logistics)		382,800	2,177,068
SSE plc (Utilities, Electric Utilities)		170,900	3,313,953
Tate & Lyle plc (Consumer Staples, Food Products)		249,400	2,371,486
The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)		75,800	3,179,958
The Restaurant Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		138,516	649,991
TP Icap plc (Financials, Capital Markets)		279,500	1,718,862
Vesuvius plc (Industrials, Machinery)		145,400	1,085,639

			120,355,794

Total Common Stocks (Cost $684,751,114)			729,942,439

	Dividend yield

Preferred Stocks: 0.81%

Brazil: 0.81%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks) ±	5.33%	471,000	2,015,900
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	6.64	630,900	1,489,540

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

INTERNATIONAL VALUE PORTFOLIO

Security name	Dividend yield		Shares	Value

Brazil (continued)
Itausa Investimentos Itau SA (Financials, Banks) ±	2.16%		945,000	$2,613,684

Total Preferred Stocks (Cost $7,979,708)				6,119,124

		Expiration date

Rights: 0.01%

Switzerland: 0.01%
Credit Suisse Group AG (Financials, Banks) †		6-7-2017	99,400	46,182

Total Rights (Cost $0)				46,182

	Yield

Short-Term Investments: 4.85%

Investment Companies: 4.85%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04		29,130,426	29,133,339
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71		7,366,036	7,366,036

Total Short-Term Investments (Cost $36,499,081)				36,499,375

Total investments in securities (Cost $729,229,903) *	102.65%	772,607,120
Other assets and liabilities, net	(2.65)	(19,969,393)

Total net assets	100.00%	$752,637,727

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $732,321,026 and unrealized gains (losses) consists of:

Gross unrealized gains	$106,762,640
Gross unrealized losses	(66,476,546)

Net unrealized gains	$40,286,094

The following table shows the percent of total long-term investments by sector as of May 31, 2017:

Financials	25.91%
Industrials	14.28
Consumer Discretionary	13.47
Health Care	9.11
Materials	8.88
Consumer Staples	6.58
Utilities	5.56
Energy	5.36
Telecommunication Services	5.11
Information Technology	4.03
Real Estate	1.71

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	109

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.82%

Consumer Discretionary: 5.92%

Hotels, Restaurants & Leisure: 1.51%
Yum China Holdings Incorporated †	28,006	$1,075,713

Media: 2.71%
Discovery Communications Incorporated Class C †	34,024	878,840
Time Warner Incorporated	10,573	1,051,908

		1,930,748

Specialty Retail: 1.70%
Best Buy Company Incorporated	3,976	236,135
Burlington Stores Incorporated †	5,871	574,477
Office Depot Incorporated	78,857	402,959

		1,213,571

Consumer Staples: 8.77%

Beverages: 1.14%
PepsiCo Incorporated	6,961	813,532

Food & Staples Retailing: 2.41%
Wal-Mart Stores Incorporated	6,442	506,341
Walgreens Boots Alliance Incorporated	14,974	1,213,193

		1,719,534

Food Products: 1.58%
Bunge Limited	14,028	1,121,819

Household Products: 0.61%
The Procter & Gamble Company	4,887	430,496

Tobacco: 3.03%
Altria Group Incorporated	20,473	1,544,483
Philip Morris International	5,141	615,892

		2,160,375

Energy: 10.04%

Energy Equipment & Services: 0.03%
Ensco plc Class A	3,328	20,767

Oil, Gas & Consumable Fuels: 10.01%
Apache Corporation	1,687	78,884
Chevron Corporation	1,313	135,869
ConocoPhillips	9,932	443,861
Continental Resources Incorporated †	644	24,214
EOG Resources Incorporated	14,620	1,320,332
Exxon Mobil Corporation	12,966	1,043,763
Marathon Petroleum Corporation	27,702	1,441,612
RSP Permian Incorporated †	27,644	983,850

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corporation	25,558	$1,571,050
World Fuel Services Corporation	2,441	86,265

		7,129,700

Financials: 28.10%

Banks: 10.53%
Bank of America Corporation	86,146	1,930,532
Citigroup Incorporated	22,195	1,343,685
JPMorgan Chase & Company	36,241	2,977,198
PacWest Bancorp	2,217	103,467
US Bancorp	22,413	1,140,598

		7,495,480

Capital Markets: 2.48%
Bank of New York Mellon Corporation	37,505	1,767,236

Consumer Finance: 3.45%
Ally Financial Incorporated	5,032	93,293
Discover Financial Services	25,068	1,471,492
Synchrony Financial	33,124	889,379

		2,454,164

Diversified Financial Services: 4.87%
Berkshire Hathaway Incorporated Class B †	21,004	3,471,541

Insurance: 4.15%
Assured Guaranty Limited	25,145	982,164
Athene Holding Limited Class A †	25,268	1,245,207
Chubb Limited	2,900	415,251
CNO Financial Group Incorporated	5,046	103,393
Unum Group	4,674	210,237

		2,956,252

Mortgage REITs: 0.98%
New Residential Investment Corporation	43,349	697,485

Thrifts & Mortgage Finance: 1.64%
MGIC Investment Corporation †	32,540	344,273
Radian Group Incorporated	51,347	824,633

		1,168,906

Health Care: 12.75%

Biotechnology: 2.76%
Amgen Incorporated	6,674	1,036,072
Biogen Incorporated	3,762	932,111

		1,968,183

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	111

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Health Care Providers & Services: 0.24%
Express Scripts Holding Company †	2,711	$161,982
Magellan Health Incorporated †	155	10,656

		172,638

Pharmaceuticals: 9.75%
Johnson & Johnson	26,463	3,393,880
Merck & Company Incorporated	41,172	2,680,709
Pfizer Incorporated	26,488	864,833

		6,939,422

Industrials: 9.11%

Aerospace & Defense: 1.68%
General Dynamics Corporation	379	77,032
Spirit AeroSystems Holdings Incorporated Class A	9,773	532,531
United Technologies Corporation	4,831	585,904

		1,195,467

Air Freight & Logistics: 1.66%
Expeditors International of Washington Incorporated	525	28,025
FedEx Corporation	5,946	1,152,573

		1,180,598

Airlines: 2.76%
Southwest Airlines Company	25,754	1,547,558
United Continental Holdings Incorporated †	5,238	417,311

		1,964,869

Commercial Services & Supplies: 0.26%
HNI Corporation	4,401	189,331

Electrical Equipment: 0.46%
EnerSys	4,399	325,790

Industrial Conglomerates: 1.73%
General Electric Company	10,179	278,701
Honeywell International Incorporated	7,180	954,868

		1,233,569

Machinery: 0.56%
Cummins Incorporated	2,513	396,300

Information Technology: 10.34%

Communications Equipment: 3.18%
Cisco Systems Incorporated	71,820	2,264,485

Electronic Equipment, Instruments & Components: 2.11%
Keysight Technologies Incorporated †	20,199	780,489
Sanmina Corporation †	9,509	348,029

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Synnex Corporation	982	$109,257
Tech Data Corporation †	2,755	267,152

		1,504,927

Internet Software & Services: 0.17%
eBay Incorporated †	2,917	100,053
LogMeIn Incorporated	194	21,534

		121,587

IT Services: 0.36%
DXC Technology Company	3,272	253,645

Semiconductors & Semiconductor Equipment: 3.58%
Broadcom Limited	2,398	574,273
Intel Corporation	22,440	810,308
Micron Technology Incorporated †	3,772	116,064
Texas Instruments Incorporated	12,697	1,047,376

		2,548,021

Software: 0.59%
Adobe Systems Incorporated †	2,946	417,920

Technology Hardware, Storage & Peripherals: 0.35%
Hewlett Packard Enterprise Company	13,407	252,186

Materials: 1.77%

Chemicals: 0.57%
Huntsman Corporation	664	15,870
The Chemours Company	9,863	394,421

		410,291

Containers & Packaging: 1.00%
WestRock Company	13,055	710,453

Metals & Mining: 0.20%
Cliffs Natural Resources Incorporated †	7,215	42,496
Coeur D’alene Mines Corporation †	1	9
Southern Copper Corporation	2,886	100,895

		143,400

Real Estate: 2.50%

Equity REITs: 1.65%
Quality Care Properties Incorporated †	43,823	741,485
Rayonier Incorporated	15,330	430,620

		1,172,105

Real Estate Management & Development: 0.85%
CBRE Group Incorporated Class A †	17,372	605,935

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	113

LARGE COMPANY VALUE PORTFOLIO

Security name		Shares	Value

Telecommunication Services: 2.51%

Diversified Telecommunication Services: 0.90%
AT&T Incorporated		1,956	$75,365
General Communication Incorporated Class A †		1,183	43,759
Verizon Communications Incorporated		11,140	519,570

			638,694

Wireless Telecommunication Services: 1.61%
Sprint Corporation †		95,633	811,924
T-Mobile US Incorporated †		363	24,473
Telephone & Data Systems Incorporated		10,882	310,463

			1,146,860

Utilities: 6.01%

Electric Utilities: 6.01%
American Electric Power Company Incorporated		11,284	809,966
Avangrid Incorporated		1	45
Exelon Corporation		14,391	522,537
NextEra Energy Incorporated		1,167	165,060
PG&E Corporation		15,819	1,081,703
PPL Corporation		42,549	1,698,131

			4,277,442

Total Common Stocks (Cost $65,827,081)			69,661,437

	Yield
Short-Term Investments: 2.06%

Investment Companies: 2.06%
Wells Fargo Government Money Market Select Class (l)(u)	0.71%	1,468,513	1,468,513

Total Short-Term Investments (Cost $1,468,513)			1,468,513

Total investments in securities (Cost $67,295,594) *	99.88%	71,129,950
Other assets and liabilities, net	0.12	88,859

Total net assets	100.00%	$71,218,809

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $67,714,293 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,630,716
Gross unrealized losses	(2,215,059)

Net unrealized gains	$3,415,657

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.07%

Consumer Discretionary: 11.18%

Auto Components: 1.50%
Fox Factory Holding Corporation †	336,360	$11,049,419
Gentherm Incorporated †	371,453	14,003,778

		25,053,197

Diversified Consumer Services: 0.54%
Houghton Mifflin Harcourt Company †	734,787	9,074,619

Hotels, Restaurants & Leisure: 2.02%
Del Taco Restaurants Incorporated †	736,285	9,446,537
Extended Stay America Incorporated	946,194	17,220,731
Zoe’s Kitchen Incorporated †«	509,494	7,087,062

		33,754,330

Media: 2.54%
IMAX Corporation †«	691,033	17,310,377
Lions Gate Entertainment Class A «	245,681	6,657,955
Lions Gate Entertainment Class B †	306,107	7,741,446
Media General Incorporated †(a)	347,897	0
Nexstar Broadcasting Group Incorporated	189,928	10,863,882

		42,573,660

Specialty Retail: 4.19%
At Home Group Incorporated †«	365,203	6,843,904
Burlington Stores Incorporated †	179,504	17,564,466
Carvana Corporation †«	89,428	898,751
Chico’s FAS Incorporated	729,160	6,897,854
Dick’s Sporting Goods Incorporated	378,142	15,552,980
Monro Muffler Brake Incorporated	196,734	9,758,006
Party City Holdco Incorporated †«	760,645	12,588,675

		70,104,636

Textiles, Apparel & Luxury Goods: 0.39%
G-III Apparel Group Limited †	335,789	6,571,391

Consumer Staples: 2.16%

Food & Staples Retailing: 1.18%
Performance Food Group Company †	697,677	19,744,259

Household Products: 0.98%
Central Garden & Pet Company Class A †	564,614	16,322,991

Energy: 2.42%

Energy Equipment & Services: 0.60%
Keane Group Incorporated †«	645,863	9,933,373

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	115

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 1.82%
Diamondback Energy Incorporated †	94,154	$8,733,725
GasLog Limited «	755,035	9,777,703
Oasis Petroleum Incorporated †	685,956	6,694,931
QEP Resources Incorporated †	530,961	5,309,610

		30,515,969

Financials: 8.32%

Banks: 2.49%
ServisFirst Bancshares Incorporated	302,317	10,351,334
Signature Bank †	75,810	10,842,346
SVB Financial Group †	119,918	20,446,019

		41,639,699

Capital Markets: 3.48%
Evercore Partners Incorporated Class A	282,097	19,126,177
Stifel Financial Corporation †	338,013	14,409,494
Virtu Financial Incorporated Class A «	840,926	13,707,094
Virtus Investment Partners Incorporated	109,434	11,020,004

		58,262,769

Insurance: 1.15%
Argo Group International Holdings Limited	312,249	19,328,213

Thrifts & Mortgage Finance: 1.20%
Essent Group Limited †	552,344	20,033,517

Health Care: 20.17%

Biotechnology: 4.03%
Alder Biopharmaceuticals Incorporated †	259,337	3,993,790
Alnylam Pharmaceuticals Incorporated †	140,350	9,187,311
Bioverativ Incorporated †	209,414	11,536,617
Clovis Oncology Incorporated †	98,156	5,070,739
Emergent BioSolutions Incorporated	201,411	6,431,053
Flexion Therapeutics Incorporated †«	444,506	7,596,608
Galapagos NV †	72,058	5,932,535
Intrexon Corporation «	319,002	6,801,123
Tesaro Incorporated †«	73,007	10,900,675

		67,450,451

Health Care Equipment & Supplies: 7.66%
AngioDynamics Incorporated †	466,354	7,032,618
Atricure Incorporated †	534,424	11,164,117
Cerus Corporation †«	2,032,857	4,655,243
DexCom Incorporated †	181,691	12,144,226
Glaukos Corporation †«	172,548	7,024,429
Inogen Incorporated †	222,045	19,682,069
K2M Group Holdings Incorporated †	584,906	13,306,612
Nevro Corporation †«	203,730	14,022,736

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
Novocure Limited †«	654,028	$8,208,051
The Spectranetics Corporation †	565,712	15,274,224
Wright Medical Group NV †«	590,909	15,789,088

		128,303,413

Health Care Providers & Services: 3.78%
AMN Healthcare Services Incorporated †	410,680	14,887,150
HealthEquity Incorporated †	456,988	20,930,050
Surgery Partners Incorporated †	567,254	12,366,137
Teladoc Incorporated †«	492,337	15,065,512

		63,248,849

Health Care Technology: 2.89%
athenahealth Incorporated †«	86,350	11,569,173
Evolent Health Incorporated Class A †«	607,805	13,949,125
Medidata Solutions Incorporated †	184,031	13,099,327
Vocera Communications Incorporated †	364,206	9,735,226

		48,352,851

Life Sciences Tools & Services: 1.22%
ICON plc ADR †	216,999	20,419,606

Pharmaceuticals: 0.59%
Pacira Pharmaceuticals Incorporated †	221,539	9,836,332

Industrials: 16.83%

Air Freight & Logistics: 0.52%
Hub Group Incorporated Class A †	244,094	8,750,770

Building Products: 5.06%
A.O. Smith Corporation	374,937	20,572,793
Apogee Enterprises Incorporated	410,955	21,895,682
JELD-WEN Holding Incorporated †	173,236	5,411,893
Masonite International Corporation †	170,682	12,570,729
NCI Building Systems Incorporated †	824,841	13,733,603
PGT Incorporated †	912,404	10,447,026

		84,631,726

Commercial Services & Supplies: 2.33%
Copart Incorporated †	774,066	24,143,119
KAR Auction Services Incorporated	339,405	14,787,876

		38,930,995

Construction & Engineering: 0.89%
Granite Construction Incorporated	317,778	14,891,077

Machinery: 3.76%
EnPro Industries Incorporated	264,507	17,671,713
Gardner Denver Holdings Incorporated †	459,743	10,541,907

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	117

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Machinery (continued)
REV Group Incorporated «	523,231	$14,048,752
SPX Corporation †	415,925	10,019,633
Wabash National Corporation «	530,644	10,607,574

		62,889,579

Professional Services: 1.71%
On Assignment Incorporated †	401,014	21,013,134
RPX Corporation †	571,987	7,573,108

		28,586,242

Road & Rail: 2.39%
Genesee & Wyoming Incorporated Class A †	234,765	15,377,108
Schneider National Incorporated Class B †	675,989	13,425,142
Swift Transportation Company †«	469,035	11,233,388

		40,035,638

Trading Companies & Distributors: 0.17%
Foundation Building Material †	215,128	2,904,228

Information Technology: 31.16%

Communications Equipment: 1.11%
Ciena Corporation †	791,472	18,583,763

Electronic Equipment, Instruments & Components: 1.76%
OSI Systems Incorporated †	194,750	15,422,253
Tech Data Corporation †	144,782	14,039,511

		29,461,764

Internet Software & Services: 6.95%
2U Incorporated †«	468,990	20,049,323
Benefitfocus Incorporated †«	413,889	13,161,670
Cloudera Incorporated †«	261,824	5,432,848
Cornerstone OnDemand Incorporated †	370,300	13,834,408
Hortonworks Incorporated †«	773,282	9,557,766
Mimecast Limited †	438,722	11,766,524
New Relic Incorporated †	318,608	13,913,611
Okta Incorporated †	188,639	4,923,478
Pandora Media Incorporated †«	690,128	6,142,139
Shopify Incorporated Class A †	191,512	17,592,292

		116,374,059

IT Services: 2.47%
Acxiom Corporation †	790,983	20,723,755
Vantiv Incorporated Class A †	327,472	20,539,044

		41,262,799

Semiconductors & Semiconductor Equipment: 7.28%
Axcelis Technologies Incorporated †	354,830	7,717,553
Cypress Semiconductor Corporation	1,493,960	20,900,500

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

Semiconductors & Semiconductor Equipment (continued)
FormFactor Incorporated †		1,107,737	$16,283,734
MACOM Technology Solutions Holdings Incorporated †		145,479	8,869,855
Microsemi Corporation †		463,396	22,757,378
Nanometrics Incorporated †		331,687	9,220,899
Silicon Motion Technology Corporation ADR		245,336	12,818,806
Teradyne Incorporated		653,541	23,233,383

			121,802,108

Software: 11.59%
Atlassian Corporation plc Class A †«		454,804	16,263,791
Cadence Design Systems Incorporated †		650,355	22,853,475
CyberArk Software Limited †«		313,424	15,360,910
Nuance Communications Incorporated †		976,986	18,084,011
PTC Incorporated †		487,320	28,059,886
Realpage Incorporated †		638,119	22,078,917
SS&C Technologies Holdings Incorporated		914,202	34,355,711
Talend SA †		281,002	9,208,436
Ultimate Software Group Incorporated †«		59,911	13,224,754
Zendesk Incorporated †		556,255	14,451,505

			193,941,396

Materials: 2.61%

Metals & Mining: 1.54%
Carpenter Technology Corporation		322,873	11,775,178
Steel Dynamics Incorporated		414,155	14,077,128

			25,852,306

Paper & Forest Products: 1.07%
Boise Cascade Company †		662,328	17,849,740

Real Estate: 1.22%

Equity REITs: 1.22%
QTS Realty Trust Incorporated Class A		392,148	20,477,969

Total Common Stocks (Cost $1,270,934,553)			1,607,750,284

	Yield
Short-Term Investments: 15.99%

Investment Companies: 15.99%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	205,550,129	205,570,684
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71	62,006,657	62,006,657

Total Short-Term Investments (Cost $267,564,475)			267,577,341

Total investments in securities (Cost $1,538,499,028) *	112.06%	1,875,327,625
Other assets and liabilities, net	(12.06)	(201,803,179)

Total net assets	100.00%	$1,673,524,446

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	119

SMALL COMPANY GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,558,259,462 and unrealized gains (losses) consists of:

Gross unrealized gains	$394,471,665
Gross unrealized losses	(77,403,502)

Net unrealized gains	$317,068,163

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.36%

Consumer Discretionary: 18.52%

Auto Components: 2.06%
American Axle & Manufacturing Holdings Incorporated †	112,135	$1,694,354
Visteon Corporation †	27,148	2,722,673

		4,417,027

Diversified Consumer Services: 1.52%
Adtalem Global Education Incorporated	87,003	3,253,912

Hotels, Restaurants & Leisure: 6.55%
ClubCorp Holdings Incorporated	151,834	2,019,392
Eldorado Resorts Incorporated †	161,960	3,360,670
Extended Stay America Incorporated	116,154	2,114,003
Penn National Gaming Incorporated †	185,641	3,588,441
Red Robin Gourmet Burgers Incorporated †	41,001	2,955,147

		14,037,653

Household Durables: 3.23%
Century Communities Incorporated †	88,455	2,202,530
Taylor Morrison Home Corporation Class A †	83,986	1,952,675
TRI Pointe Homes Incorporated †	223,703	2,767,206

		6,922,411

Internet & Direct Marketing Retail: 1.13%
1-800-Flowers.com Incorporated Class A †	241,063	2,410,630

Leisure Products: 1.09%
American Outdoor Brands Corporation †«	102,616	2,324,252

Media: 0.82%
Regal Entertainment Group Class A «	84,075	1,748,760

Specialty Retail: 1.34%
Asbury Automotive Group Incorporated †	28,926	1,618,410
Urban Outfitters Incorporated †	66,868	1,261,799

		2,880,209

Textiles, Apparel & Luxury Goods: 0.78%
Oxford Industries Incorporated	31,262	1,680,020

Consumer Staples: 2.53%

Food & Staples Retailing: 1.36%
The Andersons Incorporated	44,211	1,551,806
United Natural Foods Incorporated †	34,309	1,370,301

		2,922,107

Food Products: 1.17%
Darling Ingredients Incorporated †	159,245	2,495,369

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	121

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Energy: 5.56%

Energy Equipment & Services: 2.39%
Basic Energy Services Incorporated †	60,052	$1,650,829
RPC Incorporated «	96,030	1,804,404
Unit Corporation †	93,153	1,660,918

		5,116,151

Oil, Gas & Consumable Fuels: 3.17%
Callon Petroleum Company †	146,053	1,653,320
Delek US Holdings Incorporated	110,292	2,704,360
Scorpio Tankers Incorporated «	353,053	1,313,357
SM Energy Company	66,169	1,122,888

		6,793,925

Financials: 26.19%

Banks: 18.47%
Cathay General Bancorp	65,746	2,333,983
CenterState Banks Incorporated	78,196	1,879,832
Chemical Financial Corporation	49,719	2,235,863
ConnectOne Bancorp Incorporated	73,189	1,595,520
Customers Bancorp Incorporated †	60,275	1,684,686
FCB Financial Holdings Class A †	44,059	2,017,902
First Bancorp	53,041	1,472,418
FNB Corporation	164,166	2,166,991
Great Western Bancorp Incorporated	61,681	2,335,243
Independent Bank Group Incorporated	47,576	2,669,014
MB Financial Incorporated	55,097	2,268,894
Opus Bank	60,960	1,310,640
Pinnacle Financial Partners Incorporated	35,715	2,148,257
Renasant Corporation	68,090	2,720,196
Simmons First National Corporation Class A	36,536	1,854,202
Sterling BanCorp	98,348	2,109,565
Texas Capital Bancshares Incorporated †	29,014	2,129,628
TriCo Bancshares	12,059	420,618
WesBanco Incorporated	46,696	1,735,223
Wintrust Financial Corporation	36,123	2,483,817

		39,572,492

Capital Markets: 0.80%
Stifel Financial Corporation †	40,339	1,719,652

Consumer Finance: 1.89%
Encore Capital Group Incorporated †«	53,394	1,932,863
PRA Group Incorporated †	61,027	2,123,740

		4,056,603

Insurance: 4.09%
Horace Mann Educators Corporation	64,681	2,474,048
James River Group Holdings Limited	51,479	2,040,628

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Insurance (continued)
Kemper Corporation	53,056	$2,024,086
Primerica Incorporated	30,639	2,212,136

		8,750,898

Thrifts & Mortgage Finance: 0.94%
Bofi Holding Incorporated †«	90,168	2,001,730

Health Care: 5.51%

Health Care Equipment & Supplies: 1.24%
Merit Medical Systems Incorporated †	74,645	2,649,898

Health Care Providers & Services: 3.35%
Acadia Healthcare Company Incorporated †«	53,081	2,194,369
Magellan Health Services Incorporated †	36,262	2,493,013
PharMerica Corporation †	101,315	2,502,481

		7,189,863

Life Sciences Tools & Services: 0.92%
Charles River Laboratories International Incorporated †	21,377	1,967,753

Industrials: 9.30%

Aerospace & Defense: 1.20%
Triumph Group Incorporated	79,192	2,581,659

Commercial Services & Supplies: 3.31%
Interface Incorporated	128,189	2,634,284
LSC Communications Incorporated	94,234	2,004,357
West Corporation	105,613	2,447,053

		7,085,694

Construction & Engineering: 1.77%
KBR Incorporated	104,812	1,428,588
Tutor Perini Corporation †	90,749	2,354,937

		3,783,525

Electrical Equipment: 0.78%
Generac Holdings Incorporated †	47,957	1,661,710

Trading Companies & Distributors: 2.24%
Air Lease Corporation	73,756	2,723,072
Triton International Limited	74,452	2,086,145

		4,809,217

Information Technology: 13.58%

Communications Equipment: 2.22%
Comtech Telecommunications Corporation	148,460	2,142,278
Finisar Corporation †	105,760	2,608,042

		4,750,320

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Equity Gateway Funds	123

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 3.07%
Anixter International Incorporated †	25,517	$1,926,534
VeriFone Systems Incorporated †	95,737	1,751,030
Vishay Intertechnology Incorporated «	177,143	2,896,288

		6,573,852

Semiconductors & Semiconductor Equipment: 6.01%
Cirrus Logic Incorporated †	40,899	2,697,289
Cypress Semiconductor Corporation	227,527	3,183,103
MKS Instruments Incorporated	36,018	2,944,472
Smart Global Holdings Incorporated †	77,608	1,016,665
Veeco Instruments Incorporated †	96,352	3,030,270

		12,871,799

Software: 2.28%
Nuance Communications Incorporated †	110,707	2,049,187
Tivo Corporation	159,595	2,840,791

		4,889,978

Materials: 2.13%

Chemicals: 1.75%
A. Schulman Incorporated	59,884	1,754,601
Cabot Corporation	38,294	2,000,096

		3,754,697

Metals & Mining: 0.38%
AK Steel Holding Corporation †	132,566	808,653
Ferroglobe Representation & Warranty Insurance Trust †(a)	224,340	0

		808,653

Real Estate: 9.29%

Equity REITs: 8.56%
Brandywine Realty Trust	136,278	2,375,326
Corporate Office Properties Trust	73,854	2,491,095
Cousins Properties Incorporated	274,999	2,353,991
Equity Commonwealth †	74,440	2,316,573
Four Corners Property Trust Incorporated	120,257	2,960,727
Kite Realty Group Trust	92,806	1,667,724
Ramco-Gershenson Properties Trust	141,763	1,784,796
Sunstone Hotel Investors Incorporated	153,061	2,389,282

		18,339,514

Real Estate Management & Development: 0.73%
Alexander & Baldwin Incorporated	39,351	1,574,827

Utilities: 4.75%

Electric Utilities: 4.75%
ALLETE Incorporated	30,172	2,214,323
El Paso Electric Company	43,991	2,375,514

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2017

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Electric Utilities (continued)
PNM Resources Incorporated			59,715	$2,299,028
Portland General Electric Company			45,047	2,132,525
Spark Energy Incorporated Class A «			26,290	1,152,817

				10,174,207

Total Common Stocks (Cost $177,138,663)				208,570,967

		Expiration date

Warrants: 0.00%

Health Care: 0.00%

Health Care Equipment & Supplies: 0.00%
EnteroMedics Incorporated †(a)		6-1-2017	9,104	0

Total Warrants (Cost $0)				0

	Yield
Short-Term Investments: 8.70%

Investment Companies: 8.70%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%		13,908,596	13,909,987
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71		4,735,638	4,735,638

Total Short-Term Investments (Cost $18,644,981)				18,645,625

Total investments in securities (Cost $195,783,644) *	106.06%	227,216,592
Other assets and liabilities, net	(6.06)	(12,991,793)

Total net assets	100.00%	$214,224,799

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $196,525,339 and unrealized gains (losses) consists of:

Gross unrealized gains	$39,758,195
Gross unrealized losses	(9,066,942)

Net unrealized gains	$30,691,253

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

126	Wells Fargo Equity Gateway Funds	Statements of assets and liabilities—May 31, 2017

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$346,851,742	$105,285,399
In affiliated securities, at value (see cost below)	36,602,692	1,673,675

Total investments, at value (see cost below)	383,454,434	106,959,074
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	3,995,981	758,441
Receivable for dividends	743,236	163,883
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	4,939	586
Prepaid expenses and other assets	5,921	3,095

Total assets	388,204,511	107,885,079

Liabilities
Payable for investments purchased	0	383,863
Payable upon receipt of securities loaned	24,102,955	1,105,550
Due to custodian bank	0	140
Advisory fee payable	199,863	48,381
Accrued expenses and other liabilities	48,313	94,732

Total liabilities	24,351,131	1,632,666

Total net assets	$363,853,380	$106,252,413

Investments in unaffiliated securities (including securities on loan), at cost	$256,822,711	$70,462,153

Investments in affiliated securities, at cost	$36,602,641	$1,673,649

Total investments, at cost	$293,425,352	$72,135,802

Securities on loan, at value	$23,519,469	$1,085,022

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2017	Wells Fargo Equity Gateway Funds	127

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$784,276,201	$1,966,249,806	$133,487,836	$736,107,745	$69,661,437	$1,607,750,284	$208,570,967
70,591,184	49,868,347	6,852,433	36,499,375	1,468,513	267,577,341	18,645,625

854,867,385	2,016,118,153	140,340,269	772,607,120	71,129,950	1,875,327,625	227,216,592
0	0	467,380	10,018,406	0	0	0
0	5,059,479	1,482,303	187,691	0	9,930,385	901,153
86,956	4,640,646	855,099	5,021,368	160,916	652,120	183,902
0	2,795	0	0	0	0	0
34,294	4,140	39,950	257,442	0	141,296	22,188
3,721	166,625	747	1,588	568	6,019	8,887

854,992,356	2,025,991,838	143,185,748	788,093,615	71,291,434	1,886,057,445	228,332,722

2,560,442	0	310,731	5,746,350	0	1,893,539	0
57,157,097	10,255,086	5,192,363	29,130,819	0	205,553,565	13,909,300
0	0	0	0	0	3,890,816	0
538,303	149,235	94,203	470,405	21,341	1,140,155	147,163
96,502	52,919	97,421	108,314	51,284	54,924	51,460

60,352,344	10,457,240	5,694,718	35,455,888	72,625	212,532,999	14,107,923

$794,640,012	$2,015,534,598	$137,491,030	$752,637,727	$71,218,809	$1,673,524,446	$214,224,799

$550,126,279	$772,478,789	$107,909,227	$692,730,822	$65,827,081	$1,270,934,553	$177,138,663

$70,585,467	$38,830,177	$6,852,433	$36,499,081	$1,468,513	$267,564,475	$18,644,981

$620,711,746	$811,308,966	$114,761,660	$729,229,903	$67,295,594	$1,538,499,028	$195,783,644

$56,034,773	$10,034,233	$4,983,394	$27,416,498	$0	$197,579,229	$13,468,654

$0	$0	$465,692	$9,857,855	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Equity Gateway Funds	Statements of operations—year ended May 31, 2017

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$5,815,429	$1,227,649
Income from affiliated securities	56,445	5,447
Securities lending income, net	57,157	11,232
Interest	0	0
Other income	2,708	106

Total investment income	5,931,739	1,244,434

Expenses
Advisory fee	2,184,413	715,634
Custody and accounting fees	24,552	53,050
Professional fees	44,139	48,045
Shareholder report expenses	1,059	2,044
Trustees’ fees and expenses	12,567	23,297
Other fees and expenses	9,077	13,367

Total expenses	2,275,807	855,437
Less: Fee waivers and/or expense reimbursements	0	(170,505)

Net expenses	2,275,807	684,932

Net investment income (loss)	3,655,932	559,502

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	33,005,049	16,539,179
Affiliated securities	2	43
Futures transactions	0	0

Net realized gains (losses) on investments	33,005,051	16,539,222

Net change in unrealized gains (losses) on:
Unaffiliated securities	22,347,091	(1,622,623)
Affiliated securities	51	26
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	22,347,142	(1,622,597)

Net realized and unrealized gains (losses) on investments	55,352,193	14,916,625

Net increase in net assets resulting from operations	$59,008,125	$15,476,127

* Net of foreign dividend withholding taxes in the amount of	$109,753	$4,009

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2017	Wells Fargo Equity Gateway Funds	129

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$4,371,406	$45,837,479	$2,936,891	$21,357,335	$1,573,994	$7,294,908	$3,274,051
63,412	855,046	16,789	11,203	5,555	291,923	30,692
985,927	109,270	177,011	683,579	9,322	2,130,034	123,775
0	5,881	0	0	0	0	0
2,667	4,497	25,068	10,967	1,034	3,629	2,600

5,423,412	46,812,173	3,155,759	22,063,084	1,589,905	9,720,494	3,431,118

6,513,400	1,900,371	1,158,631	4,583,617	419,089	11,672,406	1,757,581
53,074	137,833	75,965	190,320	10,261	86,064	23,170
46,859	60,557	69,361	60,667	48,870	48,461	46,530
4,511	7,103	5,595	2,639	2,131	1,978	2,781
12,217	9,519	19,623	11,932	19,926	11,910	12,012
33,942	31,043	54,224	53,790	13,432	24,962	9,417

6,664,003	2,146,426	1,383,399	4,902,965	513,709	11,845,781	1,851,491
0	0	0	0	(17,942)	0	0

6,664,003	2,146,426	1,383,399	4,902,965	495,767	11,845,781	1,851,491

(1,240,591)	44,665,747	1,772,360	17,160,119	1,094,138	(2,125,287)	1,579,627

135,590,837	296,303,730	1,901,085	(10,177,309)	16,081,802	(16,230,088)	28,865,396
4,328	3,655,134	391	2,226	112	4,253	43
0	4,939,007	0	0	0	0	0

135,595,165	304,897,871	1,901,476	(10,175,083)	16,081,914	(16,225,835)	28,865,439

47,316,517	6,410,786	9,943,224	100,788,828	(7,786,892)	257,657,309	9,356,520
5,717	(3,071,627)	0	294	0	12,866	644
0	(634,540)	0	0	0	0	0

47,322,234	2,704,619	9,943,224	100,789,122	(7,786,892)	257,670,175	9,357,164

182,917,399	307,602,490	11,844,700	90,614,039	8,295,022	241,444,340	38,222,603

$181,676,808	$352,268,237	$13,617,060	$107,774,158	$9,389,160	$239,319,053	$39,802,230

$0	$24,170	$439,492	$2,675,615	$12,758	$23,052	$2,146

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$3,655,932	$4,128,282
Net realized gains on investments	33,005,051	14,000,084
Net change in unrealized gains (losses) on investments	22,347,142	(18,760,215)

Net increase (decrease) in net assets resulting from operations	59,008,125	(631,849)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	92,843,484	38,393,377
Withdrawals	(80,962,518)	(80,332,043)

Net increase (decrease) in net assets resulting from capital share transactions	11,880,966	(41,938,666)

Total increase (decrease) in net assets	70,889,091	(42,570,515)

Net assets
Beginning of period	292,964,289	335,534,804

End of period	$363,853,380	$292,964,289

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	131

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$559,502	$336,085
Net realized gains on investments	16,539,222	5,117,947
Net change in unrealized gains (losses) on investments	(1,622,597)	(7,846,480)

Net increase (decrease) in net assets resulting from operations	15,476,127	(2,392,448)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,745,319	7,089,759
Withdrawals	(26,727,509)	(12,268,696)

Net decrease in net assets resulting from capital share transactions	(24,982,190)	(5,178,937)

Total decrease in net assets	(9,506,063)	(7,571,385)

Net assets
Beginning of period	115,758,476	123,329,861

End of period	$106,252,413	$115,758,476

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment loss	$(1,240,591)	$(3,962,052)
Net realized gains on investments	135,595,165	18,746,231
Net change in unrealized gains (losses) on investments	47,322,234	(175,228,106)

Net increase (decrease) in net assets resulting from operations	181,676,808	(160,443,927)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	56,931,248	105,565,223
Withdrawals	(342,455,709)	(194,401,064)

Net decrease in net assets resulting from capital share transactions	(285,524,461)	(88,835,841)

Total decrease in net assets	(103,847,653)	(249,279,768)

Net assets
Beginning of period	898,487,665	1,147,767,433

End of period	$794,640,012	$898,487,665

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	133

	Index Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$44,665,747	$51,941,420
Net realized gains on investments	304,897,871	154,402,400
Net change in unrealized gains (losses) on investments	2,704,619	(179,622,273)

Net increase in net assets resulting from operations	352,268,237	26,721,547

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	39,021,343	66,728,942
Withdrawals	(716,167,440)	(523,281,965)

Net decrease in net assets resulting from capital share transactions	(677,146,097)	(456,553,023)

Total decrease in net assets	(324,877,860)	(429,831,476)

Net assets
Beginning of period	2,340,412,458	2,770,243,934

End of period	$2,015,534,598	$2,340,412,458

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$1,772,360	$1,728,257
Net realized gains (losses) on investments	1,901,476	(1,635,815)
Net change in unrealized gains (losses) on investments	9,943,224	(20,243,476)

Net increase (decrease) in net assets resulting from operations	13,617,060	(20,151,034)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	4,029,844	15,674,750
Withdrawals	(28,532,489)	(5,551,430)

Net increase (decrease) in net assets resulting from capital share transactions	(24,502,645)	10,123,320

Total decrease in net assets	(10,885,585)	(10,027,714)

Net assets
Beginning of period	148,376,615	158,404,329

End of period	$137,491,030	$148,376,615

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	135

	International Value Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$17,160,119	$12,349,092
Net realized losses on investments	(10,175,083)	(1,517,228)
Net change in unrealized gains (losses) on investments	100,789,122	(73,474,825)

Net increase (decrease) in net assets resulting from operations	107,774,158	(62,642,961)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	236,560,483	46,792,442
Withdrawals	(100,015,884)	(10,044,159)

Net increase in net assets resulting from capital share transactions	136,544,599	36,748,283

Total increase (decrease) in net assets	244,318,757	(25,894,678)

Net assets
Beginning of period	508,318,970	534,213,648

End of period	$752,637,727	$508,318,970

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$1,094,138	$1,196,671
Net realized gains (losses) on investments	16,081,914	(1,089,821)
Net change in unrealized gains (losses) on investments	(7,786,892)	(3,378,107)

Net increase (decrease) in net assets resulting from operations	9,389,160	(3,271,257)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	911,057	6,867,155
Withdrawals	(18,196,238)	(6,977,356)

Net decrease in net assets resulting from capital share transactions	(17,285,181)	(110,201)

Total decrease in net assets	(7,896,021)	(3,381,458)

Net assets
Beginning of period	79,114,830	82,496,288

End of period	$71,218,809	$79,114,830

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	137

	Small Company Growth Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment loss	$(2,125,287)	$(288,808)
Net realized losses on investments	(16,225,835)	(95,998,247)
Net change in unrealized gains (losses) on investments	257,670,175	(55,183,521)

Net increase (decrease) in net assets resulting from operations	239,319,053	(151,470,576)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	485,927,559	708,902,550
Withdrawals	(248,318,606)	(112,220,954)

Net increase in net assets resulting from capital share transactions	237,608,953	596,681,596

Total increase in net assets	476,928,006	445,211,020

Net assets
Beginning of period	1,196,596,440	751,385,420

End of period	$1,673,524,446	$1,196,596,440

The accompanying notes are an integral part of these financial statements.

138	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$1,579,627	$1,286,924
Net realized gains on investments	28,865,439	12,552,384
Net change in unrealized gains (losses) on investments	9,357,164	(24,625,962)

Net increase (decrease) in net assets resulting from operations	39,802,230	(10,786,654)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	22,385,660	36,132,062
Withdrawals	(65,532,861)	(23,471,861)

Net increase (decrease) in net assets resulting from capital share transactions	(43,147,201)	12,660,201

Total increase (decrease) in net assets	(3,344,971)	1,873,547

Net assets
Beginning of period	217,569,770	215,696,223

End of period	$214,224,799	$217,569,770

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	139

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses

C&B Large Cap Value Portfolio
Year ended May 31, 2017	1.09%	0.68%	0.68%	19.17%	89%
Year ended May 31, 2016	1.33%	0.68%	0.68%	0.35%	29%
Year ended May 31, 2015	1.20%	0.68%	0.68%	10.29%	35%
Year ended May 31, 2014	1.35%	0.68%	0.68%	17.80%	22%
Year ended May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%

Diversified Large Cap Growth Portfolio
Year ended May 31, 2017	0.51%	0.78%	0.62%	15.36%	98%
Year ended May 31, 2016	0.29%	0.74%	0.62%	(2.28)%	59%
Year ended May 31, 2015	0.28%	0.72%	0.62%	13.11%	46%
Year ended May 31, 2014	0.15%	0.72%	0.62%	21.70%	54%
Year ended May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%

Emerging Growth Portfolio
Year ended May 31, 2017	(0.15)%	0.81%	0.81%	23.97%	115%
Year ended May 31, 2016	(0.40)%	0.80%	0.80%	(14.47)%	66%
Year ended May 31, 2015	(0.63)%	0.80%	0.80%	24.02%	56%
Year ended May 31, 2014	(0.62)%	0.80%	0.80%	11.92%	63%
Year ended May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%

Index Portfolio
Year ended May 31, 2017	2.03%	0.10%	0.10%	17.36%	9%
Year ended May 31, 2016	2.12%	0.11%	0.10%	1.62%	4%
Year ended May 31, 2015	1.96%	0.11%	0.11%	11.69%	4%
Year ended May 31, 2014	1.99%	0.10%	0.10%	20.33%	5%
Year ended May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%

International Growth Portfolio
Year ended May 31, 2017	1.25%	0.98%	0.98%	10.31%	121%
Year ended May 31, 2016	1.16%	0.99%	0.99%	(12.40)%	62%
Year ended May 31, 2015	0.76%	1.00%	1.00%	5.13%	51%
Year ended May 31, 2014	1.13%	1.00%	1.00%	16.45%	46%
Year ended May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%

International Value Portfolio
Year ended May 31, 2017	3.03%	0.87%	0.87%	19.16%	41%
Year ended May 31, 2016	2.50%	0.91%	0.91%	(11.85)%	14%
Year ended May 31, 2015	2.45%	0.91%	0.91%	(1.04)%	18%
Year ended May 31, 2014	3.09%	0.91%	0.91%	18.22%	11%
Year ended May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%

Large Company Value Portfolio
Year ended May 31, 2017	1.45%	0.68%	0.66%	13.22%	203%
Year ended May 31, 2016	1.54%	0.76%	0.74%	(3.92)%	50%
Year ended May 31, 2015	1.09%	0.74%	0.74%	7.90%	72%
Year ended May 31, 2014	0.99%	0.73%	0.73%	20.26%	62%
Year ended May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%

Small Company Growth Portfolio
Year ended May 31, 2017	(0.14)%	0.79%	0.79%	18.15%	82%
Year ended May 31, 2016	(0.03)%	0.80%	0.80%	(13.86)%	49%
Year ended May 31, 2015	(0.32)%	0.82%	0.82%	18.07%	58%
Year ended May 31, 2014	(0.37)%	0.83%	0.83%	23.47%	77%
Year ended May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%

The accompanying notes are an integral part of these financial statements.

140	Wells Fargo Equity Gateway Funds	Financial highlights

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses

Small Company Value Portfolio
Year ended May 31, 2017	0.72%	0.84%	0.84%	19.44%	110%
Year ended May 31, 2016	0.62%	0.85%	0.85%	(4.96)%	72%
Year ended May 31, 2015	0.89%	0.84%	0.84%	7.29%	54%
Year ended May 31, 2014	0.89%	0.85%	0.85%	18.09%	47%
Year ended May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Equity Gateway Funds	141

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: Wells Fargo C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), Wells Fargo Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Index Portfolio (“Index Portfolio”), Wells Fargo International Growth Portfolio (“International Growth Portfolio”), Wells Fargo International Value Portfolio (“International Value Portfolio”), Wells Fargo Large Company Value Portfolio (“Large Company Value Portfolio”), Wells Fargo Small Company Growth Portfolio (“Small Company Growth Portfolio”), and Wells Fargo Small Company Value Portfolio (“Small Company Value Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other affiliated master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolios may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolios’ Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2017, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to

142	Wells Fargo Equity Gateway Funds	Notes to financial statements

make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. The value of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

Each Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

Each Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Futures contracts

Each Portfolio may enter into futures contracts and may be subject to interest rate risk or equity price risk in the normal course of pursuing its investment objectives. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Notes to financial statements	Wells Fargo Equity Gateway Funds	143

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

144	Wells Fargo Equity Gateway Funds	Notes to financial statements

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2017:

C&B Large Cap Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$54,929,826	$0	$0	$54,929,826
Consumer staples	20,998,397	0	0	20,998,397
Energy	22,281,387	0	0	22,281,387
Financials	96,522,439	18,299	0	96,540,738
Health care	54,149,235	0	0	54,149,235
Industrials	47,602,617	0	0	47,602,617
Information technology	19,186,868	0	0	19,186,868
Materials	24,688,946	0	0	24,688,946
Real estate	6,473,728	0	0	6,473,728

Short-term investments
Investment companies	12,499,686	0	0	12,499,686
Investments measured at net asset value*				24,103,006
Total assets	$359,333,129	$18,299	$0	$383,454,434

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $24,103,006 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Diversified Large Cap Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$17,693,465	$0	$0	$17,693,465
Consumer staples	5,074,817	0	0	5,074,817
Energy	3,079,764	0	0	3,079,764
Financials	8,273,442	0	0	8,273,442
Health care	13,859,716	0	0	13,859,716
Industrials	10,865,383	0	0	10,865,383
Information technology	40,728,999	0	0	40,728,999
Materials	4,580,615	0	0	4,580,615
Real estate	918,848	0	0	918,848
Telecommunication services	210,350	0	0	210,350

Short-term investments
Investment companies	568,057	0	0	568,057
Investments measured at net asset value*				1,105,618
Total assets	$105,853,456	$0	$0	$106,959,074

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $1,105,618 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Equity Gateway Funds	145

Emerging Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$107,674,466	$0	$0	$107,674,466
Energy	18,624,833	0	0	18,624,833
Financials	54,905,338	0	0	54,905,338
Health care	179,676,688	0	0	179,676,688
Industrials	149,970,568	0	0	149,970,568
Information technology	265,470,137	0	0	265,470,137

Exchange-traded funds	7,954,171	0	0	7,954,171

Short-term investments
Investment companies	13,424,042	0	0	13,424,042
Investments measured at net asset value*				57,167,142
Total assets	$797,700,243	$0	$0	$854,867,385

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $57,167,142 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Index Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$247,923,435	$0	$0	$247,923,435
Consumer staples	187,037,060	0	0	187,037,060
Energy	119,172,869	0	0	119,172,869
Financials	272,571,341	0	0	272,571,341
Health care	276,076,885	0	0	276,076,885
Industrials	201,826,709	0	0	201,826,709
Information technology	460,403,768	0	0	460,403,768
Materials	55,831,738	0	0	55,831,738
Real estate	57,462,421	0	0	57,462,421
Telecommunication services	43,932,166	0	0	43,932,166
Utilities	64,828,659	0	0	64,828,659

Short-term investments
Investment companies	17,511,265	0	0	17,511,265
U.S. Treasury securities	1,282,804	0	0	1,282,804
Investments measured at net asset value*				10,257,033
	2,005,861,120	0	0	2,016,118,153
Futures contracts	2,795	0	0	2,795
Total assets	$2,005,863,915	$0	$0	$2,016,120,948

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $10,257,033 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

146	Wells Fargo Equity Gateway Funds	Notes to financial statements

International Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$1,409,573	$0	$0	$1,409,573
Belgium	668,078	0	0	668,078
Brazil	1,005,331	0	0	1,005,331
Canada	4,823,483	0	0	4,823,483
Chile	214,595	0	0	214,595
China	5,234,617	0	0	5,234,617
Denmark	313,284	0	0	313,284
France	5,967,895	0	0	5,967,895
Germany	29,304,085	0	0	29,304,085
Hong Kong	3,586,175	0	0	3,586,175
Indonesia	837,855	0	0	837,855
Ireland	5,264,819	0	0	5,264,819
Italy	6,199,017	0	0	6,199,017
Japan	13,787,288	0	0	13,787,288
Luxembourg	947,067	0	0	947,067
Mexico	813,001	0	0	813,001
Netherlands	8,933,562	0	0	8,933,562
Russia	713,249	0	0	713,249
South Korea	2,811,207	0	0	2,811,207
Spain	2,400,722	0	0	2,400,722
Sweden	467,985	0	0	467,985
Switzerland	7,072,488	0	0	7,072,488
Taiwan	2,733,302	0	0	2,733,302
United Kingdom	18,229,581	0	0	18,229,581
United States	3,240,708	0	0	3,240,708

Participation notes
Ireland	0	4,436,838	0	4,436,838

Preferred stocks
Germany	2,072,031	0	0	2,072,031

Short-term investments
Investment companies	1,660,070	0	0	1,660,070
Investments measured at net asset value*				5,192,363
Total assets	$130,711,068	$4,436,838	$0	$140,340,269

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments, LLC valued at $5,192,363 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Equity Gateway Funds	147

International Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$40,035,829	$2	$0	$40,035,831
Austria	10,682,645	0	0	10,682,645
Belgium	4,601,816	0	0	4,601,816
Brazil	6,600,242	0	0	6,600,242
Canada	11,141,940	0	0	11,141,940
China	15,066,920	0	0	15,066,920
Denmark	9,735,776	0	0	9,735,776
Finland	1,573,466	0	0	1,573,466
France	68,491,154	0	0	68,491,154
Germany	64,868,268	0	0	64,868,268
Hong Kong	16,766,215	0	0	16,766,215
Hungary	1,354,755	0	0	1,354,755
Ireland	5,423,606	0	0	5,423,606
Israel	4,403,973	0	0	4,403,973
Italy	18,774,367	0	0	18,774,367
Japan	162,360,858	0	0	162,360,858
Liechtenstein	813,868	0	0	813,868
Netherlands	16,685,322	0	0	16,685,322
Norway	8,068,236	0	0	8,068,236
Poland	1,324,477	0	0	1,324,477
Portugal	3,922,856	0	0	3,922,856
Russia	9,007,739	0	0	9,007,739
Singapore	6,439,851	0	0	6,439,851
South Africa	3,422,461	0	0	3,422,461
South Korea	15,592,510	0	0	15,592,510
Spain	21,966,656	0	0	21,966,656
Sweden	12,078,114	0	0	12,078,114
Switzerland	50,591,429	0	0	50,591,429
Taiwan	7,001,030	0	0	7,001,030
Thailand	8,995,052	0	0	8,995,052
Turkey	1,795,212	0	0	1,795,212
United Kingdom	120,355,794	0	0	120,355,794

Preferred stocks
Brazil	6,119,124	0	0	6,119,124

Rights
Switzerland	0	46,182	0	46,182

Short-term investments
Investment companies	7,366,036	0	0	7,366,036
Investments measured at net asset value*				29,133,339
Total assets	$743,427,597	$46,184	$0	$772,607,120

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $29,133,339 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

148	Wells Fargo Equity Gateway Funds	Notes to financial statements

Large Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$4,220,032	$0	$0	$4,220,032
Consumer staples	6,245,756	0	0	6,245,756
Energy	7,150,467	0	0	7,150,467
Financials	20,011,064	0	0	20,011,064
Health care	9,080,243	0	0	9,080,243
Industrials	6,485,924	0	0	6,485,924
Information technology	7,362,771	0	0	7,362,771
Materials	1,264,144	0	0	1,264,144
Real estate	1,778,040	0	0	1,778,040
Telecommunication services	1,785,554	0	0	1,785,554
Utilities	4,277,442	0	0	4,277,442

Short-term investments
Investment companies	1,468,513	0	0	1,468,513
Total assets	$71,129,950	$0	$0	$71,129,950

Small Company Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$187,131,833	$0	$0	$187,131,833
Consumer staples	36,067,250	0	0	36,067,250
Energy	40,449,342	0	0	40,449,342
Financials	139,264,198	0	0	139,264,198
Health care	337,611,502	0	0	337,611,502
Industrials	281,620,255	0	0	281,620,255
Information technology	521,425,889	0	0	521,425,889
Materials	43,702,046	0	0	43,702,046
Real estate	20,477,969	0	0	20,477,969

Short-term investments
Investment companies	62,006,657	0	0	62,006,657
Investments measured at net asset value*				205,570,684
Total assets	$1,669,756,941	$0	$0	$1,875,327,625

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $205,570,684 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Equity Gateway Funds	149

Small Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$39,674,874	$0	$0	$39,674,874
Consumer staples	5,417,476	0	0	5,417,476
Energy	11,910,076	0	0	11,910,076
Financials	56,101,375	0	0	56,101,375
Health care	11,807,514	0	0	11,807,514
Industrials	19,921,805	0	0	19,921,805
Information technology	29,085,949	0	0	29,085,949
Materials	4,563,350	0	0	4,563,350
Real estate	19,914,341	0	0	19,914,341
Utilities	10,174,207	0	0	10,174,207

Warrants
Health care	0	0	0	0

Short-term investments
Investment companies	4,735,638	0	0	4,735,638
Investments measured at net asset value*				13,909,987
Total assets	$213,306,605	$0	$0	$227,216,592

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $13,909,987 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to the Portfolios at that date. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2017, the Portfolios, except International Value Portfolio, did not have any transfers into/out of Level 1, Level 2, or Level 3. International Value Portfolio did not have any transfers into/out of Level 1 and had no material transfers between Level 2 and Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the applicable subadvisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Portfolio.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management for the Portfolios. Funds Management has engaged Analytic Investors, LLC, Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Golden Capital Management, LLC, LSV Asset Management, Peregrine Capital Management, LLC (“Peregrine”) and WellsCap as subadvisers. Artisan Partners Limited Partnership, Cooke & Bieler, L.P., LSV Asset Management and Peregrine are not affiliates of Funds Management. As of August 25, 2016, Peregrine was no longer an affiliate of Funds Management as a result of a change in control through a buyout agreement between Wells Fargo and Peregrine. There was no change to the personnel or the operation of Peregrine and the subadvisory fee rates are identical to the prior subadvisory agreement.

The fees for subadvisory services are borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio.

150	Wells Fargo Equity Gateway Funds	Notes to financial statements

The annual advisory and subadvisory fee rates for each Portfolio are as follows:

	Advisory fee				Effective rate for the year ended May 31, 2017		Subadvisory fee
	starting at		declining to			Subadviser	starting at		declining to
C&B Large Cap Value Portfolio	0.65%		0.475%		0.65%	Cooke & Bieler, L.P.	0.38%		0.30%
Diversified Large Cap Growth Portfolio	0.65		0.475		0.65	WellsCap+	0.30		0.20
						Golden Capital Management, LLC+*	0.35*		0.30	*
Emerging Growth Portfolio	0.80		0.68		0.79	WellsCap	0.55		0.40
Index Portfolio	0.10		0.05		0.09	Golden Capital Management, LLC	0.05		0.02
International Growth Portfolio	0.80	**	0.65	**	0.82	Artisan Partners Limited Partnership	0.80		0.50
International Value Portfolio	0.80	**	0.65	**	0.81	LSV Asset Management	0.35		0.30
Large Company Value Portfolio	0.35	***	0.30	***	0.55	Analytic Investors, LLC****	0.25	****	0.15	****
Small Company Growth Portfolio	0.80		0.68		0.77	Peregrine	0.50		0.45
Small Company Value Portfolio	0.80		0.68		0.80	Peregrine	0.45		0.40

+	The subadvisory fee is calculated based on the average daily net assets managed by the subadvisor.

*	Effective January 31, 2017, Golden Capital Management, LLC became a subadviser of the Portfolio.

**	Prior to July 1 2016, the adviser was entitled to receive an annual fee which started at 0.85% and declined to 0.70% as average daily net assets increased.

***	Prior to February 1, 2017, the adviser was entitled to receive an annual fee which started at 0.70% and declined to 0.505% as average daily net assets increased.

****	Prior to February 1, 2017, Phocas Financial Corporation served as the subadviser and received an annual fee which started at 0.29% and declined to 0.20% as average daily net assets increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

During the year ended May 31, 2017, State Street Bank and Trust Company, the Portfolios’ custodian, reimbursed each Portfolio for certain out-of-pocket expenses that were billed to each Portfolio in error from 1998-2015. These amounts are included in other income on the Statements of Operations. In addition, Funds Management was also reimbursed for waivers/reimbursements it made to the Portfolios during the period the Portfolios were erroneously billed. The amounts were as follows:

	Amount reimbursed to the Portfolio	Amount reimbursed to Funds Management
C&B Large Cap Value Portfolio	$2,708	$535
Diversified Large Cap Growth Portfolio	106	4,098
Emerging Growth Portfolio	2,667	988
Index Portfolio	4,497	420
International Growth Portfolio	25,068	29,244
International Value Portfolio	10,967	14,703
Large Company Value Portfolio	1,034	3,619
Small Company Growth Portfolio	3,629	685
Small Company Value Portfolio	2,600	2,192

Notes to financial statements	Wells Fargo Equity Gateway Funds	151

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2017 were as follows:

	Purchases at cost	Sales proceeds
C&B Large Cap Value Portfolio	$341,804,157	$299,112,349
Diversified Large Cap Growth Portfolio	107,835,056	129,022,974
Emerging Growth Portfolio	989,067,467	1,108,080,281
Index Portfolio	187,313,684	787,471,121
International Growth Portfolio	169,443,529	181,882,657
International Value Portfolio	416,182,251	232,486,472
Large Company Value Portfolio	151,229,037	167,065,973
Small Company Growth Portfolio	1,724,950,176	1,285,243,290
Small Company Value Portfolio	239,108,760	266,737,924

The Portfolios may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Portfolio or which the Portfolio has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of Index Portfolio at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains on affiliated securities
Wells Fargo & Company	583,952	15,747	167,551	432,148	$22,100,049	$773,038	$3,644,163

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2017, Index Portfolio used uninvested cash to enter into futures contracts to gain market exposure.

At May 31, 2017, Index Portfolio had long futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2017	Unrealized gain
6-15-2017	Societe Generale	38 Long	S&P 500 Index	$22,905,450	$483,460

Index Portfolio had an average notional amount of $25,281,706 in long futures contracts outstanding during the year ended May 31, 2017.

The receivable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolios to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded

152	Wells Fargo Equity Gateway Funds	Notes to financial statements

derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between each Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Index Portfolio	Futures – variation margin	Societe Generale	$2,795	$0	$0	$2,795

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Portfolios that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector. The Portfolio of Investments or Summary Portfolio of Investments includes information on each Portfolio’s holdings, including sector composition, country and/or geographical composition as relevant.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

10. REDEMPTION IN-KIND

After the close of business on July 15, 2016, Wells Fargo Emerging Growth Fund, which invests substantially all of its assets in Emerging Growth Portfolio, redeemed assets through an in-kind redemption. In the redemption transaction, Wells Fargo Emerging Growth Fund issued securities which it received from Emerging Growth Portfolio with a value of $80,953,334 along with cash in the amount of $2,716,932. Emerging Growth Portfolio recognized gains in the amount of $30,973,586, which are reflected on the Statements of Operations. The redemption in-kind represented 9.01% of Emerging Growth Portfolio and is reflected on the Statements of Changes in Net Assets.

11. NEW ACCOUNTING PRONOUCEMENT

In December 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

12. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in each Portfolio’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Equity Gateway Funds	153

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments (or summary portfolios of investments for Wells Fargo Index Portfolio), of the Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Small Company Growth Portfolio, and Wells Fargo Small Company Value Portfolio, nine of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

154	Wells Fargo Equity Gateway Funds	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2017:

Dividends-received deduction
C&B Large Cap Value Fund	66.91%
Diversified Equity Fund	73.91
Index Fund	100.00
Small Company Value Fund	100.00

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as 20% rate gain distributions for the fiscal year ended May 31, 2017:

20% rate gain distributions
C&B Large Cap Value Fund	$4,589,514
Diversified Equity Fund	11,775,408
Emerging Growth Fund	41,101,403
Index Fund	153,632,697

Pursuant to Section 853 of the Internal Revenue Code, International Value Fund expects to designate amounts as foreign taxes paid for the fiscal year ended May 31, 2017. Additional details will be available in the semiannual report.

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2017 have been designated as qualified dividend income (QDI):

QDI
C&B Large Cap Value Fund	$2,169,100
Diversified Equity Fund	2,041,919
Index Fund	41,299,771
International Value Fund	12,124,742
Small Company Value Fund	292,017

For the fiscal year ended May 31, 2017, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
C&B Large Cap Value Fund	$588,557
Diversified Equity Fund	501,749
Index Fund	1,532,570

Other information (unaudited)	Wells Fargo Equity Gateway Funds	155

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On May 26, 2017, a Special Meeting of Shareholders for the Index Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal – To consider and act upon a new investment sub-advisory agreement with Golden Capital Management, LLC:

Shares voted “For”	13,358,727
Shares voted “Against”	416,003
Shares voted “Abstain”	1,820,111

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

156	Wells Fargo Equity Gateway Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Equity Gateway Funds	157

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of the International Value Fund, International Growth Portfolio, and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 76 other funds and Assistant Treasurer of 56 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 56 other funds in the Fund Complex.
[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

158	Wells Fargo Equity Gateway Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Small Company Growth Portfolio and Wells Fargo Small Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the funds of Funds Trust identified in the table below (individually, a “Gateway Fund” and collectively, the “Gateway Funds”):

Gateway Fund
Wells Fargo C&B Large Cap Value Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Emerging Growth Fund
Wells Fargo Index Fund
Wells Fargo International Value Fund
Wells Fargo Small Company Growth Fund
Wells Fargo Small Company Value Fund

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for each of the portfolios of Master Trust identified in the table below (individually, a “Master Portfolio” and collectively, the “Master Portfolios”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement”, and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the chart below (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for the corresponding Master Portfolio identified in the chart:

Master Portfolio	Sub-Adviser
Wells Fargo C&B Large Cap Value Portfolio	Cooke & Bieler L.P. (“Cooke & Bieler”)
Wells Fargo Diversified Large Cap Growth Portfolio	Wells Capital Management Incorporated (“WellsCap”) Golden Capital Management, LLC (“Golden”)
Wells Fargo Emerging Growth Portfolio	WellsCap
Wells Fargo Index Portfolio	Golden
Wells Fargo International Growth Portfolio	Artisan Partners Limited Partnership (“Artisan”)
Wells Fargo International Value Portfolio	LSV Asset Management (“LSV”)
Wells Fargo Large Company Value Portfolio	Analytic Investors, LLC (“Analytic”)
Wells Fargo Small Company Growth Portfolio	Peregrine Capital Management, LLC (“Peregrine”)
Wells Fargo Small Company Value Portfolio	Peregrine

The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

Other information (unaudited)	Wells Fargo Equity Gateway Funds	159

The Diversified Equity Fund is a gateway blended fund that invests all of its assets in multiple Master Portfolios. The C&B Large Cap Value Fund, Emerging Growth Fund, Index Fund, International Value Fund, Small Company Growth Fund and Small Company Value Fund are gateway feeder funds that invest substantially all of their assets in the C&B Large Cap Value Portfolio, Emerging Growth Portfolio, Index Portfolio, International Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding these Gateway Funds is also applicable to the Master Portfolios identified above, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and/or personnel changes involving Funds Management, WellsCap, Analytic and Golden, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards noted that the Master Trust Board approved a new Sub-Advisory Agreement with Golden (the “New Golden Sub-Advisory Agreement”) for the Diversified Large Cap Growth Portfolio and the Index Portfolio at a previous Master Trust Board meeting held on February 28-March 1, 2017 due to an impending transaction that will result in a “change of control” (as defined in the 1940 Act) of Golden that is expected to occur on or about July 1, 2017. The Boards further noted that the current Sub-Advisory Agreement with Golden (the “Current Golden Sub-Advisory Agreement”) for the Diversified Large Cap Growth Portfolio and the Index Portfolio will only continue in effect until the Golden Transaction occurs, at which time the Current Golden Sub-Advisory Agreement will automatically terminate and the New Golden Sub-Advisory Agreement will become effective.

160	Wells Fargo Equity Gateway Funds	Other information (unaudited)

The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2016. In certain cases, the Boards also considered more current results for various time periods ended March 31, 2017. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the respective Gateway Funds (each, a “Universe”), and in comparison to each Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the investment performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the C&B Large Cap Value Fund was higher than or in range of the average performance of its Universe for all periods under review ended December 31, 2016; (ii) the performance of the Diversified Equity Fund was lower than the average performance of its Universe for all periods under review ended December 31, 2016, although the Board noted that the performance ranking of the Diversified Equity Fund in the Universe had improved from the prior quarter-end for the one- and three-year periods ended March 31, 2017; (iii) the performance of the Emerging Growth Fund was lower than the average performance of its Universe for all periods under review ended December 31, 2016, although the Board noted that the performance ranking of the Emerging Growth Fund in the Universe had improved from the prior quarter-end for the one-, three- and five-year periods ended March 31, 2017; (iv) the performance of the Index Fund was higher than the average performance of its Universe for all periods under review ended December 31, 2016; (v) the performance of the International Value Fund was higher than or in range of the average performance of its Universe for all periods under review ended December 31, 2016; (vi) the performance of the Small Company Growth Fund was higher than the average performance of its Universe for the three-, five- and ten-year periods ended December 31, 2016, but lower than the average performance of its Universe for the one-year period ended December 31, 2016, although the Board noted that the performance ranking of the Small Company Growth Fund in the Universe had improved from the prior quarter-end for the one-year period ended March 31, 2017; and (vii) the performance of the Small Company Value Fund was higher than or in range of the average performance of its Universe for the one-, three-, and five-year periods ended December 31, 2016, but lower than the average performance of its Universe for the ten-year period ended December 31, 2016.

The Funds Trust Board also noted that the investment performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the C&B Large Cap Value Fund was lower than its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended December 31, 2016, and in range of its benchmark for the ten-year period ended December 31, 2016 ; (ii) the performance of the Diversified Equity Fund was lower than its benchmark, the Diversified Equity Blended Index, which is a proprietary index used by the Funds Trust Board to help it assess the Diversified Equity Fund’s relative performance, for all periods under review ended December 31, 2016; (iii) the performance of the Emerging Growth Fund was lower than its benchmark, the Russell 2000 Growth Index, for all periods under review ended December 31, 2016; (iv) the performance of the Index Fund was in range of its benchmark, the S&P 500 Index, for all periods under review ended December 31, 2016; (v) the performance of the International Value Fund was higher than or in range of its benchmark, the MSCI EAFE Value Index, for the three- and ten-year periods ended December 31, 2016, but lower than its benchmark for the one- and five-year periods ended December 31, 2016; (vi) the performance of the Small Company Growth Fund was in range of its benchmark, the Russell 2000 Growth Index, for the five- and ten-year periods ended December 31, 2016, but lower than its benchmark for the one- and three-year periods ended December 31, 2016; and (vii) the performance of the Small Company Value Fund was in range of or equal to its benchmark, the Russell 2000 Value Index, for the five- and ten-year periods ended December 31, 2016, but lower than its benchmark for the one- and three-year periods ended December 31, 2016.

The Funds Trust Board received information concerning, and discussed factors contributing to the underperformance of certain Gateway Funds for certain periods as identified above. Funds Management advised the Funds Trust Board about certain market conditions and investment decisions that it believed contributed to such underperformance.

The Master Trust Board took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Gateway Funds. The Master Trust Board noted that the Diversified Large Cap Growth Portfolio recently experienced a portfolio manager change. The Master Trust Board also noted that Analytic began

Other information (unaudited)	Wells Fargo Equity Gateway Funds	161

serving as sub-adviser to the Large Company Value Portfolio as of February 1, 2017, and that investment performance information for the Large Company Value Portfolio for periods prior to February 1, 2017 does not reflect the investment performance of Analytic or changes to its investment strategy that became effective on February 1, 2017.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and to report data with respect to new share classes launched in 2016. The Funds Trust Board also received an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Funds were as follows: (i) the net operating expense ratios of the C&B Large Cap Value Fund were lower than the median net operating expense ratios of its expense Groups for all share classes; (ii) the net operating expense ratios of the Diversified Equity Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes; (iii) the net operating expense ratios of the Emerging Growth Fund were lower than or in range of the median net operating expense ratios for its expense Groups for all share classes; (iv) the net operating expense ratios of the Index Fund were lower than the median net operating expense ratios for its expense Groups for all share classes; (v) the net operating expense ratios of the International Value Fund were lower than or in range of the median net operating expense ratios for its expense Groups for all share classes; (vi) the net operating expense ratios of the Small Company Growth Fund were lower than or in range of the net operating expense ratios for its expense Groups for all share classes; and (vii) the net operating expense ratios of the Small Company Value Fund were lower than or in range of the net operating expense ratios for its expense Groups for all share classes. The Funds Trust Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for Class A, Class C, Institutional Class and Class R6 of the C&B Large Cap Value Fund.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

Except with respect to the Diversified Equity Fund, the Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets among various Master Portfolios. The Funds Trust Board noted that the Diversified Equity Fund is a gateway blended fund that invests in multiple Master Portfolios and therefore pays an advisory fee to Funds Management.

The Funds Trust Board reviewed and considered the fee rates that are payable by each Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by each Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rates that are payable by the Master Portfolios to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rates”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of each Gateway Fund’s Management Rate, which, except in the case of the Diversified Equity Fund, include the advisory fees paid at the Master Portfolio level,

162	Wells Fargo Equity Gateway Funds	Other information (unaudited)

with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Funds were as follows: (i) the Management Rates of the C&B Large Cap Value Fund were lower than the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; (ii) the Management Rates for the Diversified Equity Fund were lower than the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; (iii) the Management Rates for the Emerging Growth Fund were lower than or in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes except the Administrator Class, as to which the net operating expense ratio was lower than the net operating expense ratio of its expense Group; (iv) the Management Rates for the Index Fund were in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; (v) the Management Rates for the International Value Fund were in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; (vi) the Management Rates for the Small Company Growth Fund were lower than or in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes except the Administrator Class, as to which the net operating expense ratio was in range of the net operating expense ratio of its expense Group; and (vii) the Management Rates for the Small Company Value Fund were lower than or in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were lower than or equal to the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV, and Peregrine, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the current affiliation between Funds Management and WellsCap, Analytic, and Golden, the Master Trust Board ascribed limited relevance to the allocation of the fees between them. With respect to Artisan, Cooke & Bieler, Peregrine and LSV, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.

Other than with respect to the Diversified Equity Fund and the Diversified Large Cap Growth Portfolio, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to each Sub-Adviser under each Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards also received and considered information concerning the profitability of WellsCap, Peregrine, and Golden, if any, from providing services to the fund family as a whole, noting that certain of the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis. The Boards noted that Peregrine’s profitability information was only subsumed in the Wells Fargo and Funds Management profitability analysis through August 31, 2016, at which time Peregrine became unaffiliated with Funds Management. The Boards also noted that Analytic became a wholly-owned subsidiary of WellsCap on October 1, 2016,

Other information (unaudited)	Wells Fargo Equity Gateway Funds	163

but that Analytic’s profitability information with respect to subadvising the Large Company Value Portfolio was not subsumed in the Wells Fargo and Funds Management profitability analysis because Analytic did not begin subadvising the Large Company Value Portfolio until after December 31, 2016. The Boards did not receive or consider profitability information with respect to Artisan, Cooke & Bieler, and LSV, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee structure and each Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Funds. The Boards considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies that were summarized for the Boards, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Analytic, and Golden, and by Artisan, Cooke & Bieler, LSV and Peregrine, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by WellsCap, Artisan, Cooke & Bieler, Golden, and Peregrine, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Analytic, and Golden, or by Artisan, Cooke & Bieler, LSV or Peregrine, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, at the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement for a one-year term and each Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable.

164	Wells Fargo Equity Gateway Funds	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

303853 07-17 AEGLD/AR111 05-17

Annual Report

May 31, 2017

Income Funds

∎	Wells Fargo Core Bond Fund

∎	Wells Fargo Real Return Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/core-bond-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of May 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Income Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Income Funds for the 12-month period that ended May 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 17.47% and 18.24% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.58%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the early part of the reporting period.

The first three weeks of June 2016 brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds.

Globally, stocks delivered positive results in the third quarter of 2016; bond yields remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Income Funds	3

began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Stock markets rose again as economies grew in the first five months of 2017.

Stocks rallied globally, supported by global economic growth. In the U.S., unemployment continued to decline, consumer sentiment improved, and inflation inched up. In March, Fed officials raised their short-term target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields also rose modestly. Longer-term Treasury yields were little changed, however, leading to positive performance. Investment-grade corporate bonds and high-yield bonds benefited from strong demand. Non-U.S. bond yields remained within a modest range as well and credit sectors outperformed. Outside the U.S., stocks in both developed and emerging markets benefited from global economic growth and a weaker U.S. dollar. In addition, European stocks advanced as political risk declined with the election of French president Emmanuel Macron, a center-left candidate who supports the European Union.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Income Funds	Performance highlights (unaudited)

Wells Fargo Core Bond Fund1

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA®

Average annual total returns (%) as of May 31, 20172

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (MBFAX)	10-31-2001	(3.09)	1.32	4.33	1.48	2.26	4.81	0.83	0.78
Class C (MBFCX)	10-31-2001	(0.28)	1.49	3.99	0.72	1.49	3.99	1.58	1.53
Class R (WTRRX)	7-9-2010	–	–	–	1.15	1.99	4.52	1.08	1.03
Class R4 (MBFRX)	11-30-2012	–	–	–	1.74	2.53	5.09	0.60	0.52
Class R6 (WTRIX)	11-30-2012	–	–	–	1.90	2.68	5.21	0.45	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	1.48	2.33	4.89	0.77	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	1.77	2.62	5.18	0.50	0.42
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	1.58	2.24	4.46	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Income Funds	5

Wells Fargo Core Bond Fund (continued)

Growth of $10,000 investment as of May 31, 2017[6]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[5]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Income Funds	Performance highlights (unaudited)

Wells Fargo Core Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2017.

∎	Issue selection within the credit subsectors of telecommunication services, energy, and local government detracted from performance.

∎	Sector allocation contributed to results. An overweight to asset-backed securities (ABS) was the top contributor to performance. Security selection and positioning in agency mortgage-backed securities (MBS), particularly in fixed-rate pass-throughs, also contributed to performance. Security selection within ABS contributed, particularly within Federal Family Education Loan Program (FFELP) and private student loans.

∎	The Fund does not invest by anticipating interest-rate movements because we seek to avoid macro bets; therefore, duration had a neutral effect on performance. Instead, the Fund seeks to capture relative value with bottom-up security selection.

Macro events, monetary policy, and oil-price swings set the stage for fixed income.

The period began with the U.K. vote to exit from the European Union (Brexit) taking center stage. Markets largely underestimated the potential that Brexit would materialize, instead taking the view that the populist forces would ultimately fail to gain the necessary momentum in the U.K. Risk assets recovered after the immediate post-vote fallout to rally, despite renewed fears around energy prices, which had rattled the market earlier in 2016. The Bank of England exceeded market expectations at its next meeting, announcing extensive monetary policy stimulus to combat the anticipated post-Brexit slowdown by cutting rates and launching a government and corporate bond purchase program, among other efforts.

Later in the year, U.S presidential elections were the broad focus for markets with then-candidate Donald Trump surprising some, beating Democratic nominee Hillary Clinton in the election. Given the Republican majority sweep in Congress, markets moved as potential fiscal policies were debated. Overseas, Organization of Petroleum Exporting Countries (OPEC) countries provided a needed boost to oil markets, agreeing to cut production and furthering their impact by attracting non-OPEC country involvement. By December 2016, markets were again focused on U.S. Federal Reserve (Fed) policy as the Fed once again raised rates at its second consecutive year-end meeting.

The new year began with more political uncertainty regarding the Trump administration’s ability to ultimately enact progrowth policies, such as infrastructure spending, along with health care and tax reform. The Fed again raised rates in March 2017 and showed the markets its median projections for several more hikes throughout the year. Overseas, Dutch and French elections took center stage given the populist momentum seen the year before.

We believe in bottom-up security selection rather than top-down macro bets.

Consistent with our bottom-up process, we maintained a neutral duration. We ended the period with a slight risk-adjusted underweight to MBS compared with the benchmark because valuations were on the richer side. We moved to an underweight in the fourth quarter of 2016 as valuations further richened given the increased volatility in the market. We maintained a modest overweight in credit given a healthy primary calendar along with opportunities for security selection in the secondary markets. This overweight to credit contributed to performance for the period as did security selection within the sovereign, health care, and technology subsectors. Detractors within credit included issues within the telecommunication services, energy, and local government subsectors.

In ABS, we maintained a risk-adjusted overweight that contributed to performance due to attractive fundamental valuations and opportunities in both the primary and secondary markets. We continued to find opportunity for security selection within both the FFELP and private student loan space. Similarly, we maintained a modest overweight to commercial mortgage-backed securities (CMBS), although the opportunity set was more limited given relatively constrained supply. Both a sector overweight to and security selection within CMBS modestly contributed to performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Income Funds	7

Wells Fargo Core Bond Fund (continued)

We continue to focus on risk management and seek relative-value opportunities.

U.S. growth has steadied somewhat after signs of deceleration during the early spring. Measures of inflation remain stable as job growth has slowed somewhat as the unemployment rate has dipped to 4.3%, with few new signs of wage pressures. Central banks continue to provide a supportive role. Recent comments from Fed officials suggest that an increase in the federal funds rate is expected at the upcoming June 2017 meeting, consistent with a gradual removal of accommodative policy. This combination of developments has been an ideal scenario for financial markets, supporting an ongoing rally in Treasuries and credit spreads, a retest of highs on the S&P 500 Index, and a rebound in many international assets. Market participants will closely scrutinize Congress’ ability to deliver on anticipated health care and corporate tax reforms later in the year. Recent volatility in commodities markets suggests some emerging jitters surrounding the credit-led expansion in China. Valuations could also become a concern as markets increasingly reprice to a structurally lower volatility environment.

We believe fixed-income markets will provide opportunities as we move through the balance of 2017 to add value through our bottom-up, active, relative-value investment management approach while maintaining disciplined risk management. We continue to focus on bottom-up security selection and intend to take advantage of relative-value dislocations as they arise.

Ten largest holdings (%) as of May 31, 2017[7]
U.S. Treasury Note, 1.38%, 5-15-2020	3.01
U.S. Treasury Note, 1.25%, 5-31-2019	2.66
U.S. Treasury Note, 1.88%, 4-30-2022	1.76
U.S. Treasury Note, 1.50%, 8-15-2026	1.66
U.S. Treasury Note, 1.88%, 1-31-2022	1.63
GNMA, 3.50%, 7-20-2047	1.61
U.S. Treasury Note, 2.00%, 11-15-2026	1.53
U.S. Treasury Note, 2.25%, 2-15-2027	1.51
U.S. Treasury Note, 1.25%, 3-31-2019	1.32
U.S. Treasury Note, 1.75%, 5-31-2022	1.22

Portfolio allocation as of May 31, 2017[8]

Please see footnotes on page 5.

8	Wells Fargo Income Funds	Performance highlights (unaudited)

Wells Fargo Real Return Fund1

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM‡

Michael Bradshaw, CFA®

Christian L. Chan, CFA®

Ann M. Miletti

Jay N. Mueller, CFA®

Thomas M. Price, CFA®

Dale Winner, CFA®

Average annual total returns (%) as of May 31, 20172

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (IPBAX)	2-28-2003	(2.37)	(0.64)	3.39	2.23	0.27	3.86	1.19	0.85
Class C (IPBCX)	2-28-2003	0.44	(0.49)	3.10	1.44	(0.49)	3.10	1.94	1.60
Class R6 (IPBJX)	10-31-2016	–	–	–	2.55	0.53	4.16	0.81	0.47
Administrator Class (IPBIX)	2-28-2003	–	–	–	2.46	0.52	4.15	1.13	0.60
Institutional Class (IPBNX)	10-31-2016	–	–	–	2.61	0.54	4.16	0.86	0.52
Bloomberg Barclays U.S. TIPS Index[5]	–	–	–	–	2.41	0.35	4.36	–	–
CPI[6]	–	–	–	–	1.87	1.27	1.64	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to mortgage- and asset-backed securities risk and small company securities risk. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Income Funds	9

Wells Fargo Real Return Fund (continued)

Growth of $10,000 investment as of May 31, 2017[7]

‡	Mr. Bocray became a portfolio manager of the Fund on October 1, 2016.

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class Institutional expenses. If these expenses had been included, returns for Institutional Class would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2017 (September 30, 2018 for Class R6 and the Institutional Class), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[5]	The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

[6]	The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. TIPS Index and the CPI. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[8]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[10]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[11]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[12]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[13]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]	Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

10	Wells Fargo Income Funds	Performance highlights (unaudited)

Wells Fargo Real Return Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays U.S. TIPS Index, and outperformed the Consumer Price Index, for the 12-month period that ended May 31, 2017.

∎	International equities detracted from relative performance due to negative results in some inflation-sensitive sectors.

∎	Exposure to U.S. stocks aided the relative performance of the Fund amid a post election rally that featured steady upward price movement with little volatility.

∎	Allocations to real estate investment trusts (REITs) and high-yield bonds had a positive effect.

While the 12-month period that ended May 31, 2017, saw political changes across the globe, the U.S. economy proceeded on a positive trajectory, producing moderate real gross domestic product growth of 2%, an inflation rate near 2%, and the unemployment rate reaching a 16-year low of 4.3%. In June 2016, financial markets recoiled, but only briefly, as the United Kingdom went against expectations and voted to leave the European Union. Against other major currencies, the British pound sterling subsequently experienced a sharp decline (from which it has yet to recover) but the global financial markets quickly moved past the vote. In November 2016, the results of the United States presidential election produced results that also were contrary to expectations. The equity markets briefly recoiled and then resumed a steady march upward. While 2017 began with high hopes for U.S. policy actions that would be friendly to the markets, expectations about the speed and magnitude of those potential policy actions began to moderate and adjust downward. Independent of the turmoil in the political atmosphere, the economic environment remained positive for risk assets throughout the year.

Large-cap U.S. stocks, as represented by the S&P 500 Index8, returned 17.47%; small-cap U.S. stocks, as represented by the Russell 2000 ® Index9, returned 20.36%; and international stocks, as represented by the MSCI All Country World Index (ACWI) ex USA Index (Net)10, posted gains of 18.24%. High-yield bonds also performed well, posting returns of 13.58% according to the Bloomberg Barclays U.S. Corporate High Yield Bond Index11. Based upon the strength witnessed in the U.S. economy, the U.S. Federal Reserve (Fed) increased its targeted range for the federal funds rate twice during the reporting period and investment-grade bonds posted low but positive returns of 1.58% according to the Bloomberg Barclays U.S. Aggregate Bond Index12.

Ten largest holdings (%) as of May 31, 2017[13]
TIPS, 0.13%, 4-15-2020	4.40
TIPS, 0.13%, 4-15-2022	4.14
TIPS, 0.13%, 4-15-2021	4.01
TIPS, 1.13%, 1-15-2021	3.07
TIPS, 0.63%, 1-15-2026	2.98
TIPS, 0.63%, 1-15-2024	2.87
TIPS, 0.38%, 1-15-2027	2.66
TIPS, 0.38%, 7-15-2023	2.56
TIPS, 0.13%, 7-15-2026	2.51
TIPS, 0.63%, 7-15-2021	2.45

The Fund uses a multi-asset-class strategy to target inflation protection.

During the 12-month period, we maintained allocations to TIPS as well as other inflation-sensitive sectors, such as REITs, short-term high-yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy while seeking to achieve similar levels of volatility.

Exposure to international equities detracted from the relative performance of the Fund, as negative results in materials and consumer staples weighed on results. U.S. equity markets posted gains in these sectors. Allocations to REITs contributed to the relative performance of the

Fund and our allocation to gold miners also had a small positive effect on our relative performance. The Fund’s high-yield bond holdings also contributed.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Income Funds	11

Wells Fargo Real Return Fund (continued)

Portfolio allocation as of May 31, 2017[14]

We continue to find TIPS and inflation-sensitive equities attractive relative to nominal Treasury bonds and notes.

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest-rate increases may be a headwind for fixed-income markets and we remain aware of duration risk. While U.S. equities appear to be fairly valued, equities appear to have more upside potential than U.S. fixed-income securities. While the Fed has started to increase rates, internationally, the European Central Bank and Bank of Japan are pursuing accommodative policies that should be supportive of global asset prices. The decline in commodity prices in recent years had a negative impact on many emerging economies, but now there appears to be an optimism developing among investors that higher growth rates will return to the emerging markets. This would help many of the emerging markets economies. Many European multinational companies have significant indirect exposure to emerging markets and therefore are poised to benefit as well; as such, we also are optimistic about expectations for the foreign equity markets.

Please see footnotes on page 9.

12	Wells Fargo Income Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2016 to May 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Core Bond Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,023.71	$3.94	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$1,020.06	$7.71	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R
Actual	$1,000.00	$1,022.03	$5.19	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class R4
Actual	$1,000.00	$1,025.44	$2.63	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6
Actual	$1,000.00	$1,026.21	$1.87	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%
Administrator Class
Actual	$1,000.00	$1,023.70	$3.53	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Institutional Class
Actual	$1,000.00	$1,025.16	$2.12	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%

Please see footnote on page 13.

Fund expenses (unaudited)	Wells Fargo Income Funds	13

Wells Fargo Real Return Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,021.18	$4.28	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Class C
Actual	$1,000.00	$1,016.64	$8.04	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Class R6
Actual	$1,000.00	$1,021.92	$2.37	0.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.59	$2.37	0.47%
Administrator Class
Actual	$1,000.00	$1,021.29	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$1,022.47	$2.62	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

14	Wells Fargo Income Funds	Portfolios of investments—May 31, 2017

CORE BOND FUND

Security name	Value

Investment Companies: 99.95%

Affiliated Master Portfolios: 99.95%
Wells Fargo Core Bond Portfolio	$4,811,070,327

Total Investment Companies (Cost $4,783,129,023)	4,811,070,327

Total investments in securities (Cost $4,783,129,023) *	99.95%	4,811,070,327
Other assets and liabilities, net	0.05	2,572,584

Total net assets	100.00%	$4,813,642,911

*	Cost for federal income tax purposes is $4,793,915,029 and unrealized gains (losses) consists of:

Gross unrealized gains	$17,155,298
Gross unrealized losses	0

Net unrealized gains	$17,155,298

REAL RETURN FUND

Security name	Value

Investment Companies: 99.14%

Affiliated Master Portfolios: 99.14%
Wells Fargo Real Return Portfolio	$72,397,859

Total Investment Companies (Cost $71,317,663)	72,397,859

Total investments in securities (Cost $71,317,663) *	99.14%	72,397,859
Other assets and liabilities, net	0.86	627,574

Total net assets	100.00%	$73,025,433

*	Cost for federal income tax purposes is $71,306,742 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,091,117
Gross unrealized losses	0

Net unrealized gains	$1,091,117

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2017	Wells Fargo Income Funds	15

	Core Bond Fund	Real Return Fund

Assets
Investment in affiliated Master Portfolio, at value (see cost below)	$4,811,070,327	$72,397,859
Cash	398	0
Receivable for Fund shares sold	72,796,929	640,567
Receivable from administrator	112,912	14,309
Prepaid expenses and other assets	182,445	87,472

Total assets	4,884,163,011	73,140,207

Liabilities
Dividends payable	1,745,792	0
Payable for Fund shares redeemed	67,749,038	80,778
Distribution fees payable	41,095	2,984
Administration fees payable	332,320	7,495
Shareholder servicing fees payable	175,709	12,462
Professional fees payable	10,787	7,217
Accrued expenses and other liabilities	465,359	3,838

Total liabilities	70,520,100	114,774

Total net assets	$4,813,642,911	$73,025,433

NET ASSETS CONSIST OF
Paid-in capital	$4,850,569,128	$71,823,750
Undistributed (overdistributed) net investment income	(116,277)	168,178
Accumulated net realized losses on investments	(64,751,244)	(46,691)
Net unrealized gains on investments	27,941,304	1,080,196

Total net assets	$4,813,642,911	$73,025,433

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$360,276,251	$29,677,814
Shares outstanding – Class A1	27,255,666	2,980,528
Net asset value per share – Class A	$13.22	$9.96
Maximum offering price per share – Class A2	$13.84	$10.43
Net assets – Class C	$59,049,365	$4,579,708
Shares outstanding – Class C1	4,510,472	466,204
Net asset value per share – Class C	$13.09	$9.82
Net assets – Class R	$13,825,982	N/A
Shares outstanding – Class R1	1,071,485	N/A
Net asset value per share – Class R	$12.90	N/A
Net assets – Class R4	$43,205,300	N/A
Share outstanding – Class R4[1]	3,352,850	N/A
Net asset value per share – Class R4	$12.89	N/A
Net assets – Class R6	$797,896,139	$7,438,432
Shares outstanding – Class R6[1]	61,908,075	740,139
Net asset value per share – Class R6	$12.89	$10.05
Net assets – Administrator Class	$373,042,181	$26,100,142
Shares outstanding – Administrator Class[1]	28,908,931	2,593,481
Net asset value per share – Administrator Class	$12.90	$10.06
Net assets – Institutional Class	$3,166,347,693	$5,229,337
Shares outstanding – Institutional Class[1]	245,740,261	520,030
Net asset value per share – Institutional Class	$12.88	$10.06

Investment in the affiliated Master Portfolio, at cost	$4,783,129,023	$71,317,663

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Funds	Statements of operations—year ended May 31, 2017

	Core Bond Fund	Real Return Fund

Investment income
Interest allocated from affiliated Master Portfolio*	$102,520,508	$1,369,020
Dividends allocated from affiliated Master Portfolio**	0	218,439
Affiliated income allocated from affiliated Master Portfolio	614,451	12,841
Securities lending income allocated from affiliated Master Portfolio	818,251	12,471
Other income and other income allocated from affiliated Master Portfolio	69,111	116
Expenses allocated from affiliated Master Portfolio	(16,517,844)	(302,534)
Waivers allocated from affiliated Master Portfolio	194,496	49,490

Total investment income	87,698,973	1,359,843

Expenses
Management fee	2,334,880	28,972
Administration fees
Class A	954,734	37,934
Class B	343 [1]	7	[1]
Class C	103,213	7,780
Class R	26,038	N/A
Class R4	34,672	N/A
Class R6	180,745	55	[2]
Administrator Class	427,091	24,475
Institutional Class	2,335,545	3,771	[2]
Shareholder servicing fees
Class A	1,491,773	59,082
Class B	535 [1]	0	[1]
Class C	161,270	12,157
Class R	40,684	N/A
Class R4	43,340	N/A
Administrator Class	1,060,203	59,116
Distribution fees
Class B	1,606 [1]	32	[1]
Class C	483,809	36,470
Class R	40,684	N/A
Custody and accounting fees	316,940	3,624
Professional fees	26,090	30,193
Registration fees	237,914	55,418
Shareholder report expenses	326,452	365
Trustees’ fees and expenses	47,869	31,306
Other fees and expenses	65,610	1,879

Total expenses	10,742,040	392,636
Less: Fee waivers and/or expense reimbursements	(3,557,395)	(194,274)

Net expenses	7,184,645	198,362

Net investment income	80,514,328	1,161,481

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on securities transaction allocated from affiliated Master Portfolios	(15,934,538)	3,561

Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(2,892)	(3,259)

Net realized and unrealized gains (losses) on investments	(15,937,430)	302

Net increase in net assets resulting from operations	$64,576,898	$1,161,783

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$62,769	$0
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$0	$6,982

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Income Funds	17

	Core Bond Fund
	Year ended May 31, 2017			Year ended May 31, 2016

Operations
Net investment income			$80,514,328			$56,885,063
Net realized gains (losses) on investments			(15,934,538)			30,089,873
Net change in unrealized gains (losses) on investments			(2,892)			4,892,256

Net increase in net assets resulting from operations			64,576,898			91,867,192

Distributions to shareholders from
Net investment income
Class A			(8,375,248)			(8,389,835)
Class B			(1,144)[1]			(6,347)
Class C			(438,937)			(461,896)
Class R			(191,781)			(192,416)
Class R4			(736,930)			(721,295)
Class R6			(11,271,924)			(10,656,813)
Administrator Class			(6,403,202)			(7,206,291)
Institutional Class			(53,083,401)			(28,855,628)
Investor Class			N/A			(390,665)[2]
Net realized gains
Class A			(3,261,008)			0
Class C			(314,062)			0
Class R			(82,348)			0
Class R4			(216,120)			0
Class R6			(3,310,507)			0
Administrator Class			(2,006,065)			0
Institutional Class			(15,146,807)			0

Total distributions to shareholders			(104,839,484)			(56,881,186)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	13,837,876		183,290,796	30,562,544		401,063,165
Class B	749	[1]	10,017 [1]	7,110		92,496
Class C	904,142		11,924,126	1,245,714		16,170,020
Class R	439,410		5,707,026	516,463		6,608,967
Class R4	865,400		11,213,201	457,816		5,844,509
Class R6	34,748,684		449,261,006	22,221,787		284,183,219
Administrator Class	8,878,881		114,920,852	20,672,744		264,372,378
Institutional Class	163,144,825		2,116,859,415	91,619,539		1,171,763,978
Investor Class	N/A		N/A	428,364	[2]	5,459,036 [2]

			2,893,186,439			2,155,557,768

Reinvestment of distributions
Class A	809,324		10,692,609	581,976		7,639,126
Class B	81	[1]	1,086 [1]	470		6,137
Class C	31,050		404,535	17,152		222,796
Class R	5,085		65,525	5,857		74,968
Class R4	74,032		953,000	56,422		721,295
Class R6	1,133,452		14,572,498	793,053		10,128,176
Administrator Class	636,280		8,213,294	554,050		7,096,753
Institutional Class	3,774,646		48,521,453	1,683,434		21,533,371
Investor Class	N/A		N/A	25,095	[2]	319,617 [2]

			83,424,000			47,742,239

Please see footnotes on page 18.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Funds	Statements of changes in net assets

	Core Bond Fund
	Year ended May 31, 2017		Year ended May 31, 2016

	Shares		Shares

Capital share transactions (continued)
Payment for shares redeemed
Class A	(40,046,375)	$(526,393,057)	(16,942,422)	$(222,433,710)
Class B	(38,778)[1]	(511,503)[1]	(72,544)	(947,339)
Class C	(1,488,844)	(19,518,060)	(1,783,639)	(23,130,654)
Class R	(760,090)	(9,832,245)	(412,502)	(5,265,096)
Class R4	(773,939)	(9,989,198)	(1,165,926)	(14,848,260)
Class R6	(8,784,732)	(112,798,008)	(44,787,565)	(570,876,875)
Administrator Class	(21,445,460)	(278,914,889)	(18,365,649)	(234,906,387)
Institutional Class	(83,534,316)	(1,072,787,022)	(36,979,227)	(472,735,235)
Investor Class	N/A	N/A	(6,089,488)[2]	(77,924,960)[2]

		(2,030,743,982)		(1,623,068,516)

Net increase in net assets resulting from capital share transactions		945,866,457		580,231,491

Total increase in net assets		905,603,871		615,217,497

Net assets
Beginning of period		3,908,039,040		3,292,821,543

End of period		$4,813,642,911		$3,908,039,040

Undistributed (overdistributed) net investment income		$(116,277)		$2,098,037

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Income Funds	19

	Real Return Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment income		$1,161,481		$369,571
Net realized gains (losses) on investments		3,561		(94,342)
Net change in unrealized gains (losses) on investments		(3,259)		448,378

Net increase in net assets resulting from operations		1,161,783		723,607

Distributions to shareholders from
Net investment income
Class A		(463,721)		(105,174)
Class B		0 [1]		(215)
Class C		(36,265)		(19,227)
Class R6		(29,338)[2]		N/A
Administrator Class		(477,867)		(118,294)
Institutional Class		(102,695)[2]		N/A
Net realized gains
Class A		(33,025)		(240,328)
Class B		0 [1]		(692)
Class C		(6,433)		(113,074)
Class R6		(33)[2]		N/A
Administrator Class		(25,489)		(250,329)
Institutional Class		(13,316)[2]		N/A

Total distributions to shareholders		(1,188,182)		(847,333)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,064,296	20,605,458	1,242,256	12,000,616
Class C	150,237	1,476,161	195,517	1,891,126
Class R6	737,215 [2]	7,424,039 [2]	N/A	N/A
Administrator Class	2,245,678	22,729,127	1,653,728	16,251,043
Institutional Class	1,688,938 [2]	16,890,242 [2]	N/A	N/A

		69,125,027		30,142,785

Reinvestment of distributions
Class A	44,036	438,618	30,219	289,502
Class B	0 [1]	0 [1]	97	907
Class C	3,698	36,042	12,509	117,358
Class R6	2,926 [2]	29,371 [2]	N/A	N/A
Administrator Class	41,789	421,374	34,404	332,457
Institutional Class	11,628 [2]	116,011 [2]	N/A	N/A

		1,041,416		740,224

Payment for shares redeemed
Class A	(1,031,554)	(10,307,999)	(657,483)	(6,397,152)
Class B	(2,135)[1]	(21,223)[1]	(7,500)	(71,235)
Class C	(266,329)	(2,641,214)	(382,563)	(3,632,916)
Class R6	(2)[2]	(14)[2]	N/A	N/A
Administrator Class	(1,748,267)	(17,517,341)	(686,150)	(6,659,978)
Institutional Class	(1,180,536)[2]	(11,846,195)[2]	N/A	N/A

		(42,333,986)		(16,761,281)

Net increase in net assets resulting from capital share transactions		27,832,457		14,121,728

Total increase in net assets		27,806,058		13,998,002

Net assets
Beginning of period		45,219,375		31,221,373

End of period		$73,025,433		$45,219,375

Undistributed net investment income		$168,178		$128,869

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Funds	Financial highlights

Core Bond Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$13.28	0.19	[4]	0.00	(0.19)	(0.06)	$13.22
Year ended May 31, 2016	$13.16	0.19	[4]	0.12	(0.19)	0.00	$13.28
Year ended May 31, 2015	$12.98	0.18		0.19	(0.19)	0.00	$13.16
Year ended May 31, 2014	$13.02	0.19		0.12	(0.20)	(0.15)	$12.98
Year ended May 31, 2013	$13.46	0.18		0.12	(0.18)	(0.56)	$13.02
Class C
Year ended May 31, 2017	$13.15	0.09		0.00	(0.09)	(0.06)	$13.09
Year ended May 31, 2016	$13.03	0.09		0.12	(0.09)	0.00	$13.15
Year ended May 31, 2015	$12.86	0.09		0.17	(0.09)	0.00	$13.03
Year ended May 31, 2014	$12.90	0.10		0.12	(0.11)	(0.15)	$12.86
Year ended May 31, 2013	$13.34	0.07		0.12	(0.07)	(0.56)	$12.90
Class R
Year ended May 31, 2017	$12.97	0.15	[4]	(0.01)	(0.15)	(0.06)	$12.90
Year ended May 31, 2016	$12.85	0.15	[4]	0.12	(0.15)	0.00	$12.97
Year ended May 31, 2015	$12.67	0.15	[4]	0.18	(0.15)	0.00	$12.85
Year ended May 31, 2014	$12.71	0.16	[4]	0.12	(0.17)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.14	[4]	0.11	(0.14)	(0.56)	$12.71
Class R4
Year ended May 31, 2017	$12.95	0.22		0.00	(0.22)	(0.06)	$12.89
Year ended May 31, 2016	$12.83	0.22		0.12	(0.22)	0.00	$12.95
Year ended May 31, 2015	$12.66	0.21		0.18	(0.22)	0.00	$12.83
Year ended May 31, 2014	$12.70	0.22		0.12	(0.23)	(0.15)	$12.66
Year ended May 31, 2013[5]	$13.46	0.10	[4]	(0.21)	(0.09)	(0.56)	$12.70
Class R6
Year ended May 31, 2017	$12.95	0.24		0.00	(0.24)	(0.06)	$12.89
Year ended May 31, 2016	$12.83	0.24		0.12	(0.24)	0.00	$12.95
Year ended May 31, 2015	$12.66	0.23		0.17	(0.23)	0.00	$12.83
Year ended May 31, 2014	$12.70	0.24		0.12	(0.25)	(0.15)	$12.66
Year ended May 31, 2013[5]	$13.46	0.11	[4]	(0.21)	(0.10)	(0.56)	$12.70
Administrator Class
Year ended May 31, 2017	$12.97	0.21		(0.02)	(0.20)	(0.06)	$12.90
Year ended May 31, 2016	$12.85	0.19		0.12	(0.19)	0.00	$12.97
Year ended May 31, 2015	$12.67	0.19	[4]	0.18	(0.19)	0.00	$12.85
Year ended May 31, 2014	$12.71	0.21		0.11	(0.21)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.19		0.10	(0.18)	(0.56)	$12.71
Institutional Class
Year ended May 31, 2017	$12.95	0.23		(0.01)	(0.23)	(0.06)	$12.88
Year ended May 31, 2016	$12.83	0.23		0.12	(0.23)	0.00	$12.95
Year ended May 31, 2015	$12.66	0.22		0.18	(0.23)	0.00	$12.83
Year ended May 31, 2014	$12.70	0.23		0.12	(0.24)	(0.15)	$12.66
Year ended May 31, 2013	$13.14	0.22		0.12	(0.22)	(0.56)	$12.70

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

	Year ended May 31
	2017	2016	2015	2014	2013
Class A	0.35%	0.35%	0.35%	0.35%	0.35%
Class C	0.35	0.35	0.35	0.35	0.35
Class R	0.35	0.35	0.35	0.35	0.35
Class R4	0.35	0.35	0.35	0.35	0.35
Class R6	0.35	0.35	0.35	0.35	0.35	[5]
Administrator Class	0.35	0.35	0.35	0.35	0.35
Institutional Class	0.35	0.35	0.35	0.35	0.35

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the period from November 30, 2012 (commencement of class operations) to May 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Funds	21

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.40%	0.83%	0.78%	1.48%	614%	$360,276
1.43%	0.83%	0.78%	2.36%	667%	$699,273
1.39%	0.83%	0.78%	2.85%	586%	$506,043
1.52%	0.83%	0.78%	2.46%	646%	$397,780
1.31%	0.83%	0.80%	2.14%	547%	$408,864

0.68%	1.58%	1.53%	0.72%	614%	$59,049
0.68%	1.58%	1.53%	1.61%	667%	$66,612
0.65%	1.58%	1.53%	2.02%	586%	$72,798
0.77%	1.58%	1.53%	1.71%	646%	$81,187
0.53%	1.58%	1.55%	1.39%	547%	$116,837

1.18%	1.08%	1.03%	1.15%	614%	$13,826
1.18%	1.08%	1.03%	2.13%	667%	$17,985
1.15%	1.08%	1.03%	2.63%	586%	$16,411
1.27%	1.08%	1.03%	2.23%	646%	$17,077
1.04%	1.07%	1.05%	1.83%	547%	$19,548

1.70%	0.60%	0.52%	1.74%	614%	$43,205
1.69%	0.60%	0.52%	2.65%	667%	$41,272
1.53%	0.59%	0.52%	3.07%	586%	$49,261
1.78%	0.58%	0.52%	2.75%	646%	$17
1.56%	0.57%	0.52%	(0.84)%	547%	$10

1.87%	0.45%	0.37%	1.90%	614%	$797,896
1.84%	0.45%	0.37%	2.81%	667%	$450,791
1.76%	0.45%	0.37%	3.23%	586%	$726,165
1.94%	0.45%	0.37%	2.91%	646%	$290,977
1.72%	0.45%	0.37%	(0.77)%	547%	$205,225

1.50%	0.77%	0.70%	1.48%	614%	$373,042
1.51%	0.77%	0.70%	2.47%	667%	$529,530
1.47%	0.77%	0.70%	2.96%	586%	$487,981
1.60%	0.77%	0.70%	2.57%	646%	$412,419
1.43%	0.76%	0.70%	2.19%	547%	$526,028

1.82%	0.50%	0.42%	1.77%	614%	$3,166,348
1.79%	0.50%	0.42%	2.76%	667%	$2,102,073
1.75%	0.50%	0.42%	3.17%	586%	$1,360,398
1.88%	0.50%	0.42%	2.85%	646%	$1,208,745
1.67%	0.50%	0.42%	2.56%	547%	$1,505,192

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Funds	Financial highlights

Real Return Fund	Beginning net asset value per share	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.95	0.19	[4]	0.03	(0.20)	(0.01)	$9.96
Year ended May 31, 2016	$10.07	0.10	[4]	(0.01)	(0.07)	(0.14)	$9.95
Year ended May 31, 2015	$10.11	0.05	[4]	0.07	(0.08)	(0.08)	$10.07
Year ended May 31, 2014	$10.85	0.10	[4]	(0.21)	(0.09)	(0.54)	$10.11
Year ended May 31, 2013	$11.66	0.11		(0.36)	(0.21)	(0.35)	$10.85
Class C
Year ended May 31, 2017	$9.77	0.04		0.10	(0.08)	(0.01)	$9.82
Year ended May 31, 2016	$9.92	0.03	[4]	(0.02)	(0.02)	(0.14)	$9.77
Year ended May 31, 2015	$10.00	(0.03)[4]		0.08	(0.05)	(0.08)	$9.92
Year ended May 31, 2014	$10.76	0.03	[4]	(0.21)	(0.04)	(0.54)	$10.00
Year ended May 31, 2013	$11.59	0.04		(0.37)	(0.15)	(0.35)	$10.76
Class R6
Year ended May 31, 2017[5]	$10.17	0.10		(0.07)	(0.14)	(0.01)	$10.05
Administrator Class
Year ended May 31, 2017	$10.03	0.22	[4]	0.02	(0.20)	(0.01)	$10.06
Year ended May 31, 2016	$10.15	0.13	[4]	(0.02)	(0.09)	(0.14)	$10.03
Year ended May 31, 2015	$10.17	0.10	[4]	0.06	(0.10)	(0.08)	$10.15
Year ended May 31, 2014	$10.90	0.13	[4]	(0.22)	(0.10)	(0.54)	$10.17
Year ended May 31, 2013	$11.71	0.15	[4]	(0.37)	(0.24)	(0.35)	$10.90
Institutional Class
Year ended May 31, 2017[5]	$10.17	0.14		(0.10)	(0.14)	(0.01)	$10.06

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

	Year ended May 31
	2017		2016	2015	2014	2013
Class A	0.44%		0.44%	0.44%	0.44%	0.44%
Class C	0.44		0.44	0.44	0.44	0.44
Class R6	0.44	[5]	N/A	N/A	N/A	N/A
Administrator Class	0.44		0.44	0.44	0.44	0.44
Institutional Class	0.44	[5]	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Funds	23

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

1.92%	1.11%	0.85%	2.23%	25%	$29,678
0.98%	1.20%	0.85%	1.01%	29%	$18,938
0.47%	1.31%	0.85%	1.24%	57%	$12,977
0.96%	1.20%	0.85%	(0.76)%	9%	$15,415
1.09%	1.08%	0.85%	(2.27)%	15%	$28,298

1.23%	1.86%	1.60%	1.44%	25%	$4,580
0.30%	1.95%	1.60%	0.21%	29%	$5,654
(0.33)%	2.06%	1.60%	0.46%	57%	$7,471
0.29%	1.95%	1.60%	(1.46)%	9%	$9,095
0.39%	1.83%	1.60%	(3.01)%	15%	$13,774

1.32%	0.69%	0.47%	0.36%	25%	$7,438

2.20%	1.04%	0.60%	2.46%	25%	$26,100
1.30%	1.13%	0.60%	1.21%	29%	$20,607
0.99%	1.27%	0.60%	1.56%	57%	$10,679
1.31%	1.14%	0.60%	(0.51)%	9%	$6,320
1.34%	1.02%	0.60%	(2.08)%	15%	$8,271

2.24%	0.76%	0.52%	0.41%	25%	$5,229

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Core Bond Fund (“Core Bond Fund”) and Wells Fargo Real Return Fund (“Real Return Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares of Core Bond Fund were converted to Class A shares and are no longer offered by Core Bond Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

Effective at the close of business on December 5, 2016, Class B shares of Core Bond Fund and Real Return Fund were converted to Class A shares and are no longer offered by the Funds. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

Each Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (an “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of each affiliated Master Portfolio for the year ended May 31, 2017 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2017, Core Bond Fund owned 93% of Wells Fargo Core Bond Portfolio and Real Return Fund owned 81% of Wells Fargo Real Return Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each affiliated Master Portfolio. Realized gains or losses in each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Income Funds	25

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

For Core Bond Fund, distributions to shareholders from net investment income are accrued daily and paid monthly. For Real Return Fund, distributions to shareholders from net investment income are recorded on the ex-dividend date. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Funds’ fiscal year end. Therefore, a portion of each Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (overdistributed) net investment income	Accumulated net realized losses on investments
Core Bond Fund	$3,955,450	$(2,226,075)	$(1,729,375)
Real Return Fund	629	(12,286)	11,657

At May 31, 2017, current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year were as follows:

Deferred post-October capital losses
Core Bond Fund	$(54,004,212)
Real Return Fund	(68,026)

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2017, each Fund’s investments in an affiliated Master Portfolio carried at fair value were designated as Level 2 inputs. Further details on the investments of the affiliated Master Portfolios can be found in the Portfolio of Investments of each affiliated Master Portfolio which is contained elsewhere in this report.

26	Wells Fargo Income Funds	Notes to financial statements

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$4,811,070,327
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	72,397,859

Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser, providing fund-level administrative services in connection with each Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Fund. As long as each Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, each Fund pays Funds Management an investment management fee only for fund-level administrative services. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase. For the year ended May 31, 2017, the management fee was equivalent to an annual rate of 0.05% of each Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.16%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration date	Class A	Class C	Class R	Class R4	Class R6		Administrator Class	Institutional Class
Core Bond Fund	September 30, 2017	0.78%	1.53%	1.03%	0.52%	0.37%		0.70%	0.42%
Real Return Fund	September 30, 2017	0.85	1.60	N/A	N/A	0.47	*	0.60	0.52	*

*	The expiration date is September 30, 2018.

Net expenses from affiliated Master Portfolios are included in the expense caps. After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Income Funds	27

During the year ended May 31, 2017, State Street Bank and Trust Company, the Funds’ custodian, reimbursed the Funds for certain out-of-pocket expenses that were billed to the Funds in error from 1998-2015. These amounts are included in other income on the Statements of Operations. In addition, Funds Management was also reimbursed for waivers/reimbursements it made to the Funds during the period the Funds were erroneously billed. The amounts were as follows:

	Amount reimbursed to the Fund	Amount reimbursed to Funds Management
Core Bond Fund	$64,905	$66,204
Real Return Fund	58	2,917

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended May 31, 2017, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges. No contingent deferred sales charges were incurred by Class B shares for the year ended May 31, 2017.

	Front-end sales charges	Contingent deferred sales charges
	Class A	Class C
Core Bond Fund	$10,422	$35
Real Return Fund	7,747	0

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of each applicable Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2017 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Core Bond Fund	$24,857,744,851	$7,706,502,372	$24,235,503,265	$6,943,600,417
Real Return Fund	18,568,034	17,615,450	4,941,341	10,003,944

*	The Funds seek to achieve their investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

28	Wells Fargo Income Funds	Notes to financial statements

For the year ended May 31, 2017, there were no borrowings by the Funds under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2017 and May 31, 2016 were as follows:

	Ordinary income		Long-term capital gain
	2017	2016	2017	2016
Core Bond Fund	$100,668,653	$56,881,186	$4,170,831	$0
Real Return Fund	1,113,069	334,615	75,113	512,718

As of May 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred
Core Bond Fund	$1,778,340	$17,155,298	$(54,004,212)
Real Return Fund	178,592	1,091,117	(68,026)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in each Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Notes to financial statements	Wells Fargo Income Funds	29

11. SUBSEQUENT DISTRIBUTIONS

On June 26, 2017, Real Return Fund declared distributions from net investment income to shareholders of record on June 23, 2017. The per share amounts payable on June 27, 2017 were as follows:

Net investment income
Class A	$0.00996
Class C	0.00278
Class R6	0.01374
Administrator Class	0.01063
Institutional Class	0.01282

On July 25, 2017, Real Return Fund declared distributions from net investment income to shareholders of record on July 24, 2017. The per share amounts payable on July 26, 2017 were as follows:

Net investment income
Class A	$0.01303
Class C	0.00695
Class R6	0.01627
Administrator Class	0.01339
Institutional Class	0.01564

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Income Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Core Bond Fund and the Wells Fargo Real Return Fund (collectively the “Funds”), two of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2017, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2017, by correspondence with the transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2017, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

Summary portfolio of investments—May 31, 2017	Wells Fargo Income Funds	31

CORE BOND PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 31.25%
FHLMC ±	2.63%	7-1-2046	$17,951,084	$18,418,528	0.35%
FHLMC %%	3.00	6-13-2047	42,300,000	42,469,365	0.82
FHLMC	1.69-7.00	8-1-2017 to 7-13-2047	212,412,214	226,041,210	4.39
FHLMC	3.50	12-1-2029	33,027,507	34,804,732	0.67
FHLMC	4.00	1-1-2034	17,241,154	18,393,151	0.35
FHLMC	4.50	5-1-2047	15,763,893	17,242,755	0.33
FHLMC Series 4640 Class LD	4.00	9-15-2043	20,990,787	22,373,769	0.43
FNMA	1.20-8.09	6-1-2017 to 7-13-2047	712,064,728	758,920,598	14.59
FNMA ¤	0.00	10-9-2019	51,655,000	49,528,157	0.95
FNMA %%	3.00	6-13-2047	32,300,000	32,446,358	0.62
FNMA	4.00	4-1-2047	18,426,163	19,733,283	0.38
FNMA %%	4.00	7-13-2047	42,300,000	44,581,888	0.86
FNMA	5.00	8-1-2056	27,977,466	30,950,105	0.60
GNMA %%	3.00	6-21-2047	51,000,000	51,932,341	1.00
GNMA	3.50-6.50	8-15-2039 to 6-21-2047	40,175,462	43,512,481	0.84
GNMA	3.50	1-20-2047	18,776,678	19,599,530	0.38
GNMA %%	3.50	6-21-2047	30,000,000	31,282,032	0.60
GNMA %%	3.50	7-20-2047	80,100,000	83,388,482	1.61
GNMA	4.00	4-20-2047	18,164,327	19,238,064	0.37
GNMA	4.00	5-20-2047	24,324,869	25,798,955	0.50
GNMA (a)	4.00	6-1-2047	29,671,000	31,469,062	0.61

Total Agency Securities (Cost $1,616,502,718)				1,622,124,846	31.25

Asset-Backed Securities: 13.97%
Navient Student Loan Trust	1.50-3.91	9-16-2024 to 2-25-2070	76,834,151	77,765,960	1.51
Navient Student Loan Trust Series 2017-1A Class A3 ±144A	2.14	7-26-2066	22,408,000	22,661,450	0.44
SLM Student Loan Trust	1.20-2.95	1-25-2019 to 11-25-2070	105,987,717	104,180,569	2.00
SLM Student Loan Trust Series 2012-1 Class A3 ±	1.94	9-25-2028	18,292,000	18,363,820	0.35
SLM Student Loan Trust Series 2014-2 Class A3 ±	1.58	3-25-2055	19,322,000	19,313,027	0.37
SMB Private Education Loan Trust	1.69-2.98	2-15-2023 to 9-15-2034	124,423,366	125,412,016	2.41
SMB Private Education Loan Trust Series 2016-A Class A2B ±144A	2.49	5-15-2031	16,601,000	17,114,949	0.33
Other securities				340,469,738	6.56

Total Asset-Backed Securities (Cost $722,307,713)				725,281,529	13.97

Corporate Bonds and Notes: 19.95%

Consumer Discretionary: 0.90%

Hotels, Restaurants & Leisure: 0.17%
Other securities				8,754,337	0.17

Media: 0.73%
Other securities				37,941,421	0.73

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Income Funds	Summary portfolio of investments—May 31, 2017

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Consumer Staples: 1.82%

Beverages: 0.55%
Other securities				$28,602,885	0.55%

Food & Staples Retailing: 0.78%
Other securities				40,411,330	0.78

Food Products: 0.36%
Other securities				18,716,696	0.36

Tobacco: 0.13%
Other securities				6,524,983	0.13

Energy: 1.57%

Energy Equipment & Services: 0.10%
Other securities				5,146,829	0.10

Oil, Gas & Consumable Fuels: 1.47%
Other securities				76,279,557	1.47

Financials: 5.79%

Banks: 1.94%
Other securities				100,833,679	1.94

Capital Markets: 1.77%
Morgan Stanley	2.63%	11-17-2021	$19,390,000	19,437,447	0.38
Other securities				72,348,232	1.39

				91,785,679	1.77

Consumer Finance: 1.17%
Other securities				60,599,050	1.17

Diversified Financial Services: 0.04%
Other securities				2,236,013	0.04

Insurance: 0.77%
Other securities				40,080,224	0.77

REITs: 0.10%
Other securities				5,243,067	0.10

Health Care: 1.29%

Biotechnology: 0.52%
Other securities				26,749,181	0.52

Health Care Equipment & Supplies: 0.65%
Other securities				33,884,726	0.65

Pharmaceuticals: 0.12%
Other securities				6,221,483	0.12

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Income Funds	33

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Industrials: 0.81%

Aerospace & Defense: 0.25%
Other securities				$12,811,639	0.25%

Air Freight & Logistics: 0.16%
Other securities				8,075,046	0.16

Construction & Engineering: 0.05%
Other securities				2,651,190	0.05

Machinery: 0.08%
Other securities				4,335,035	0.08

Road & Rail: 0.18%
Other securities				9,178,241	0.18

Trading Companies & Distributors: 0.09%
Other securities				4,851,358	0.09

Information Technology: 3.49%

Communications Equipment: 0.46%
Other securities				23,897,510	0.46

IT Services: 0.27%
Other securities				13,736,379	0.27

Semiconductors & Semiconductor Equipment: 0.42%
Other securities				21,699,588	0.42

Software: 0.81%
Other securities				42,107,080	0.81

Technology Hardware, Storage & Peripherals: 1.53%
Apple Incorporated	1.80%	5-11-2020	$18,350,000	18,364,093	0.35
Apple Incorporated	2.30	5-11-2022	18,360,000	18,432,944	0.35
Apple Incorporated	2.85-4.38	2-9-2024 to 2-9-2047	28,465,000	29,061,937	0.57
Other securities				13,742,249	0.26

				79,601,223	1.53

Materials: 0.70%

Chemicals: 0.54%
Other securities				28,293,456	0.54

Containers & Packaging: 0.10%
Other securities				4,956,527	0.10

Metals & Mining: 0.06%
Other securities				3,205,800	0.06

Real Estate: 0.55%
Other securities				28,372,663	0.55

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Income Funds	Summary portfolio of investments—May 31, 2017

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Telecommunication Services: 1.36%

Diversified Telecommunication Services: 1.36%
Other securities				$70,776,977	1.36%

Utilities: 1.67%

Electric Utilities: 1.47%
Other securities				76,252,793	1.47

Gas Utilities: 0.02%
Other securities				1,356,800	0.02

Multi-Utilities: 0.18%
Other securities				9,372,849	0.18

Total Corporate Bonds and Notes (Cost $1,021,614,315)				1,035,543,294	19.95

Municipal Obligations: 0.65%

California: 0.24%
Other securities				12,136,821	0.24

Nevada: 0.12%
Other securities				6,323,756	0.12

New York: 0.13%
Other securities				6,916,274	0.13

Ohio: 0.04%
Other securities				1,985,611	0.04

Texas: 0.12%
Other securities				6,330,756	0.12

Total Municipal Obligations (Cost $28,888,454)				33,693,218	0.65

Non-Agency Mortgage-Backed Securities: 5.11%
JPMorgan Chase & Company	1.32-4.72%	8-5-2032 to 7-15-2050	$72,569,888	74,878,151	1.44
SoFi Professional Loan Program LLC	1.53-2.76	4-25-2033 to 7-25-2040	58,683,159	58,869,692	1.15
Other securities				131,554,721	2.52

Total Non-Agency Mortgage-Backed Securities (Cost $264,802,263)				265,302,564	5.11

U.S. Treasury Securities: 29.86%
U.S. Treasury Bond	2.50	2-15-2046	49,355,000	45,655,300	0.88
U.S. Treasury Bond	2.50	5-15-2046	38,269,000	35,380,877	0.68
U.S. Treasury Bond	2.88	11-15-2046	44,817,000	44,799,477	0.86
U.S. Treasury Bond ##	3.00	11-15-2045	27,871,000	28,555,790	0.55
U.S. Treasury Bond	3.00	2-15-2047	58,572,000	60,066,055	1.16
U.S. Treasury Bond	3.00	5-15-2047	13,692,000	14,049,279	0.27
U.S. Treasury Note	1.13	2-28-2021	21,208,000	20,837,687	0.40
U.S. Treasury Note ##	1.13	7-31-2021	61,475,000	60,125,439	1.16

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Income Funds	35

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.25%	3-31-2019	$68,556,000	$68,521,174	1.32%
U.S. Treasury Note «	1.25	4-30-2019	41,947,000	41,917,511	0.81
U.S. Treasury Note	1.25	5-31-2019	138,327,000	138,224,361	2.66
U.S. Treasury Note ##	1.38	5-15-2020	156,110,000	156,402,706	3.01
U.S. Treasury Note	1.38-2.00	2-28-2019 to 5-31-2024	69,266,000	69,427,508	1.34
U.S. Treasury Note	1.38	1-31-2021	53,008,000	52,602,171	1.01
U.S. Treasury Note	1.50	5-31-2020	44,592,000	44,649,479	0.86
U.S. Treasury Note	1.50	8-15-2026	91,541,000	86,234,460	1.66
U.S. Treasury Note	1.75	5-31-2022	63,220,000	63,210,122	1.22
U.S. Treasury Note	1.88	1-31-2022	84,123,000	84,625,803	1.63
U.S. Treasury Note	1.88	3-31-2022	48,674,000	48,942,096	0.94
U.S. Treasury Note «	1.88	4-30-2022	91,098,000	91,574,807	1.77
U.S. Treasury Note	2.00	10-31-2021	35,231,000	35,660,395	0.69
U.S. Treasury Note	2.00	12-31-2021	47,116,000	47,675,503	0.92
U.S. Treasury Note ##	2.00	11-15-2026	80,882,000	79,453,947	1.53
U.S. Treasury Note	2.25	2-15-2027	78,420,000	78,643,654	1.52
U.S. Treasury Note	2.38	5-15-2027	51,760,000	52,524,288	1.01

Total U.S. Treasury Securities (Cost $1,547,698,639)				1,549,759,889	29.86

Yankee Corporate Bonds and Notes: 5.86%

Consumer Discretionary: 0.08%

Media: 0.08%
Other securities				4,352,156	0.08

Energy: 0.78%

Oil, Gas & Consumable Fuels: 0.78%
Other securities				40,688,499	0.78

Financials: 3.59%

Banks: 3.00%
Japan Bank for International Cooperation	1.50	7-21-2021	19,892,000	19,257,903	0.37
Japan Bank for International Cooperation	1.75-2.88	5-28-2020 to 6-1-2027	20,747,000	20,637,358	0.40
Japan Bank for International Cooperation	2.25	2-24-2020	18,290,000	18,405,044	0.36
Other securities				97,383,267	1.87

				155,683,572	3.00

Consumer Finance: 0.35%
Other securities				18,424,034	0.35

Diversified Financial Services: 0.24%
Other securities				12,211,585	0.24

Health Care: 0.44%

Pharmaceuticals: 0.44%
Other securities				22,985,662	0.44

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Income Funds	Summary portfolio of investments—May 31, 2017

CORE BOND PORTFOLIO

Security name			Value	Percent of net assets

Industrials: 0.01%

Chemicals: 0.01%
Other securities			$625,917	0.01%

Materials: 0.34%

Chemicals: 0.15%
Other securities			7,842,337	0.15

Metals & Mining: 0.11%
Other securities			5,705,514	0.11

Paper & Forest Products: 0.08%
Other securities			3,819,855	0.08

Telecommunication Services: 0.06%

Diversified Telecommunication Services: 0.06%
Other securities			3,034,238	0.06

Utilities: 0.56%

Electric Utilities: 0.56%
Other securities			28,910,811	0.56

Total Yankee Corporate Bonds and Notes (Cost $299,729,924)			304,284,180	5.86

Yankee Government Bonds: 1.30%
Other securities			67,297,925	1.30

Total Yankee Government Bonds (Cost $65,862,701)			67,297,925	1.30

	Yield	Shares
Short-Term Investments: 3.76%

Investment Companies: 3.76%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04%	109,666,213	109,677,180	2.11
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.71	85,527,614	85,527,614	1.65

Total Short-Term Investments (Cost $195,204,596)			195,204,794	3.76

Total investments in securities (Cost $5,762,611,323) *			5,798,492,239	111.71%
Other assets and liabilities, net			(607,946,417)	(11.71)

Total net assets			$5,190,545,822	100.00%

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2017	Wells Fargo Income Funds	37

CORE BOND PORTFOLIO

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis

¤	The security is issued in zero coupon form with no periodic interest payments.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

##	All or a portion of this security has been segregated for when-issued securities.

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $5,775,991,694 and unrealized gains (losses) consists of:

Gross unrealized gains	$54,046,167
Gross unrealized losses	(31,545,622)

Net unrealized gains	$22,500,545

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Income Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name	Shares	Value

Common Stocks: 15.48%

Consumer Staples: 3.66%

Beverages: 0.32%
The Coca-Cola Company	6,334	$288,007

Food & Staples Retailing: 0.94%
Metro AG	7,849	262,752
The Kroger Company	6,127	182,462
Wal-Mart Stores Incorporated	2,303	181,016
Walgreens Boots Alliance Incorporated	2,620	212,272

		838,502

Food Products: 0.72%
Biostime International Holdings Limited «†	79,000	214,416
Marine Harvest ASA	4,555	79,786
Mondelez International Incorporated Class A	3,310	154,213
The Hershey Company	719	82,879
The Kraft Heinz Company	1,216	112,115

		643,409

Household Products: 1.18%
Church & Dwight Company Incorporated	3,046	157,356
Reckitt Benckiser Group plc	4,626	473,126
The Clorox Company	740	100,440
The Procter & Gamble Company	3,698	325,757

		1,056,679

Personal Products: 0.20%
Edgewell Personal Care Company †	760	55,586
The Estee Lauder Companies Incorporated Class A	1,327	124,924

		180,510

Tobacco: 0.30%
Philip Morris International	2,214	265,237

Energy: 3.83%

Energy Equipment & Services: 0.52%
AMEC Foster Wheeler plc	27,787	182,233
Halliburton Company	4,242	191,696
Schlumberger Limited %%	1,380	96,034

		469,963

Oil, Gas & Consumable Fuels: 3.31%
Anadarko Petroleum Corporation	2,267	114,552
BP plc	108,814	654,320
Chevron Corporation	3,660	378,737
Concho Resources Incorporated †	939	119,046
Cosan Limited Class A	65,613	464,540
Eni SpA	32,056	507,382

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Income Funds	39

REAL RETURN PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources Incorporated	2,437	$220,085
Newfield Exploration Company †	2,206	71,651
Occidental Petroleum Corporation	2,807	165,417
Phillips 66 Company	1,450	110,360
Pioneer Natural Resources Company	940	156,848

		2,962,938

Materials: 4.34%

Chemicals: 1.27%
Axalta Coating Systems Limited †	2,496	78,125
Dow Chemical Company	2,284	141,517
Ecolab Incorporated	569	75,586
LyondellBasell Industries NV Class A	1,298	104,515
PolyOne Corporation	2,135	79,721
Sasol Limited	17,011	508,579
The Sherwin-Williams Company	460	152,614

		1,140,657

Construction Materials: 0.09%
Martin Marietta Materials Incorporated	346	77,539

Containers & Packaging: 0.09%
Crown Holdings Incorporated †	1,327	76,621

Metals & Mining: 2.89%
African Barrick Gold plc	15,000	55,545
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares	5,000	242,050
Alamos Gold Incorporated Class A	5,000	33,296
B2Gold Corporation †	65,000	163,120
Barrick Gold Corporation	9,000	148,860
Fresnillo plc	6,000	121,836
Goldcorp Incorporated-U.S. Exchange Traded Shares	8,821	119,877
Kinross Gold Corporation †	55,000	237,776
Lundin Mining Corporation	53,049	292,175
Newcrest Mining Limited	2,000	31,416
Newmont Mining Corporation	6,000	204,900
OceanaGold Corporation	10,000	33,683
Randgold Resources Limited ADR	2,450	232,309
Royal Gold Incorporated	3,729	299,886
Steel Dynamics Incorporated	2,440	82,936
Torex Gold Resources Incorporated †	9,000	150,439
Wheaton Precious Metals Corporation	7,000	143,570

		2,593,674

Real Estate: 3.65%

Equity REITs: 3.65%
American Homes 4 Rent Class A	5,877	132,056

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Income Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name			Shares	Value

Equity REITs (continued)
American Tower Corporation			2,645	$346,998
AvalonBay Communities Incorporated			1,261	241,154
Boston Properties Incorporated			2,132	258,654
Camden Property Trust			1,351	112,552
Equinix Incorporated			616	271,662
Essex Property Trust Incorporated			728	187,038
Hersha Hospitality Trust			1,570	29,218
Host Hotels & Resorts Incorporated			8,195	147,428
Hudson Pacific Properties Incorporated			4,613	151,122
Mid-America Apartment Communities Incorporated			1,463	149,138
Physicians Realty Trust			14,926	303,595
Prologis Incorporated			3,258	180,949
Public Storage Incorporated			858	184,770
Retail Opportunity Investment Corporation			7,454	147,291
Simon Property Group Incorporated			1,523	234,923
Ventas Incorporated			2,906	193,220

				3,271,768

Total Common Stocks (Cost $12,927,020)				13,865,504

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 9.37%

Consumer Discretionary: 2.85%

Auto Components: 0.17%
American Axle & Manufacturing Incorporated «	6.25%	3-15-2021	$100,000	103,053
American Axle & Manufacturing Incorporated	7.75	11-15-2019	25,000	27,563
Cooper Tire & Rubber Company (i)	8.00	12-15-2019	20,000	22,200

				152,816

Diversified Consumer Services: 0.19%
Service Corporation International	5.38	1-15-2022	100,000	103,000
TRI Pointe Group Incorporated	4.38	6-15-2019	62,000	63,550

				166,550

Hotels, Restaurants & Leisure: 0.35%
GLP Capital LP/GLP Financing II Incorporated	4.88	11-1-2020	125,000	132,500
International Game Technology	7.50	6-15-2019	65,000	71,013
MGM Resorts International	5.25	3-31-2020	100,000	106,434

				309,947

Household Durables: 0.41%
CalAtlantic Group Incorporated	6.63	5-1-2020	15,000	16,538
D.R. Horton Incorporated	3.63	2-15-2018	135,000	136,249
KB Home	4.75	5-15-2019	60,000	61,800
Lennar Corporation	4.50	6-15-2019	150,000	155,250

				369,837

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Income Funds	41

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Internet & Direct Marketing Retail: 0.02%
Netflix Incorporated	5.38%	2-1-2021	$18,000	$19,530

Media: 1.00%
CSC Holdings LLC	7.63	7-15-2018	75,000	79,500
DISH DBS Corporation	4.25	4-1-2018	130,000	131,950
DISH DBS Corporation	7.88	9-1-2019	25,000	27,719
National CineMedia LLC	6.00	4-15-2022	100,000	101,625
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	90,000	94,725
Outfront Media Capital Corporation	5.25	2-15-2022	95,000	98,800
Sinclair Television Group Incorporated	6.13	10-1-2022	100,000	104,375
Sirius XM Radio Incorporated 144A	4.25	5-15-2020	75,000	76,050
Sirius XM Radio Incorporated 144A	5.75	8-1-2021	100,000	103,500
TEGNA Incorporated	5.13	10-15-2019	50,000	51,188
TEGNA Incorporated	5.13	7-15-2020	30,000	30,788

				900,220

Multiline Retail: 0.12%
Dollar Tree Incorporated	5.25	3-1-2020	100,000	103,000

Specialty Retail: 0.45%
Best Buy Company Incorporated	5.00	8-1-2018	100,000	103,686
L Brands Incorporated	6.63	4-1-2021	95,000	105,213
Penske Auto Group Incorporated	5.75	10-1-2022	90,000	93,150
Sally Beauty Holdings Incorporated	5.75	6-1-2022	100,000	103,125

				405,174

Textiles, Apparel & Luxury Goods: 0.14%
The William Carter Company	5.25	8-15-2021	120,000	123,780

Consumer Staples: 0.21%

Food Products: 0.21%
B&G Foods Incorporated	4.63	6-1-2021	85,000	86,913
Pinnacle Foods Incorporated	4.88	5-1-2021	100,000	102,250

				189,163

Energy: 1.04%

Energy Equipment & Services: 0.14%
NGPL PipeCo LLC 144A	7.12	12-15-2017	120,000	122,700

Oil, Gas & Consumable Fuels: 0.90%
Kinder Morgan Incorporated	7.00	6-15-2017	60,000	60,093
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	65,000	69,225
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	125,000	131,173
Sabine Pass Liquefaction LLC	5.63	2-1-2021	205,000	224,212
Targa Resources Partners LP	4.13	11-15-2019	110,000	111,650
Tesoro Corporation	4.25	10-1-2017	65,000	65,244
Tesoro Logistics LP	5.50	10-15-2019	75,000	79,313
Tesoro Logistics LP	5.88	10-1-2020	65,000	66,625

				807,535

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Income Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 0.73%

Banks: 0.09%
CIT Group Incorporated 144A	5.50%	2-15-2019	$75,000	$79,125

Consumer Finance: 0.64%
Ally Financial Incorporated	3.75	11-18-2019	105,000	107,363
Ally Financial Incorporated	6.25	12-1-2017	60,000	61,290
General Motors Financial Company Incorporated	3.25	5-15-2018	135,000	136,768
Navient Corporation	4.63	9-25-2017	130,000	130,650
Toll Brothers Finance Corporation	4.00	12-31-2018	135,000	138,946

				575,017

Health Care: 0.89%

Health Care Equipment & Supplies: 0.11%
Hologic Incorporated 144A	5.25	7-15-2022	95,000	99,750

Health Care Providers & Services: 0.78%
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	55,000	58,713
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	125,000	125,625
HCA Incorporated	8.00	10-1-2018	115,000	124,200
Lifepoint Hospitals Incorporated	5.50	12-1-2021	110,000	114,263
MPT Operating Partnership LP	6.38	2-15-2022	100,000	103,375
Tenet Healthcare Corporation ±	4.63	6-15-2020	120,000	120,900
Tenet Healthcare Corporation	6.25	11-1-2018	45,000	47,531

				694,607

Industrials: 1.12%

Aerospace & Defense: 0.20%
Huntington Ingalls Industries Incorporated 144A	5.00	12-15-2021	170,000	175,950

Airlines: 0.23%
American Airlines Group Incorporated	6.13	6-1-2018	100,000	103,750
United Continental Holdings Incorporated	6.38	6-1-2018	100,000	104,312

				208,062

Commercial Services & Supplies: 0.11%
Clean Harbors Incorporated	5.13	6-1-2021	100,000	102,375

Machinery: 0.15%
Case New Holland Industrial Incorporated	7.88	12-1-2017	65,000	66,788
Meritor Incorporated	6.75	6-15-2021	65,000	67,275

				134,063

Trading Companies & Distributors: 0.43%
Aircastle Limited	4.63	12-15-2018	100,000	103,500
Ashtead Capital Incorporated 144A	6.50	7-15-2022	100,000	103,625
H&E Equipment Services Incorporated	7.00	9-1-2022	100,000	104,570
United Rentals Incorporated	6.13	6-15-2023	70,000	73,886

				385,581

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Income Funds	43

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.75%

Communications Equipment: 0.06%
ViaSat Incorporated	6.88%	6-15-2020	$55,000	$56,100

Electronic Equipment, Instruments & Components: 0.29%
Jabil Circuit Incorporated	8.25	3-15-2018	75,000	78,375
Sanmina Corporation 144A	4.38	6-1-2019	105,000	107,625
Zebra Technologies Corporation	7.25	10-15-2022	70,000	75,145

				261,145

Internet Software & Services: 0.26%
IAC/InterActiveCorp	4.88	11-30-2018	102,000	103,020
Match Group Incorporated	6.75	12-15-2022	120,000	125,700

				228,720

Technology Hardware, Storage & Peripherals: 0.14%
Diamond 1 Finance Corporation 144A	3.48	6-1-2019	40,000	40,946
EMC Corporation	2.65	6-1-2020	90,000	88,743

				129,689

Materials: 0.45%

Chemicals: 0.26%
Ashland Incorporated	3.88	4-15-2018	80,000	81,200
CF Industries Incorporated	6.88	5-1-2018	145,000	151,163

				232,363

Containers & Packaging: 0.10%
Reynolds Group Holdings	5.75	10-15-2020	85,000	87,338

Metals & Mining: 0.09%
Steel Dynamics Incorporated	6.38	8-15-2022	80,000	82,920

Real Estate: 0.54%

Equity REITs: 0.47%
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	60,000	62,400
Equinix Incorporated	5.38	1-1-2022	120,000	126,787
Iron Mountain Incorporated 144A	6.00	10-1-2020	100,000	104,250
VEREIT Operating Partnership LP	3.00	2-6-2019	120,000	121,418
VEREIT Operating Partnership LP	4.13	6-1-2021	10,000	10,485

				425,340

Real Estate Management & Development: 0.07%
Taylor Morrison Communities Incorporated 144A	5.25	4-15-2021	60,000	61,425

Telecommunication Services: 0.79%

Diversified Telecommunication Services: 0.38%
CenturyLink Incorporated	5.63	4-1-2020	90,000	95,400
Frontier Communications Corporation	8.13	10-1-2018	110,000	116,325
Hughes Satellite Systems Corporation	6.50	6-15-2019	115,000	124,923

				336,648

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Income Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 0.41%
Sprint Communications Incorporated 144A	9.00%	11-15-2018	$165,000	$181,088
T-Mobile USA Incorporated	6.13	1-15-2022	50,000	52,625
T-Mobile USA Incorporated	6.63	4-1-2023	125,000	133,088

				366,801

Total Corporate Bonds and Notes (Cost $8,359,302)				8,393,271

Loans: 4.02%

Consumer Discretionary: 0.50%

Auto Components: 0.06%
Allison Transmission Incorporated ±	3.03	9-23-2022	56,429	56,946

Household Products: 0.30%
Michaels Stores Incorporated ±	3.78	1-30-2023	131,511	131,328
The ServiceMaster Company LLC ±	3.54	11-8-2023	134,663	135,807

				267,135

Media: 0.14%
Altice US Finance I Corporation ±	3.28	7-28-2025	130,000	129,722

Consumer Staples: 0.30%

Food Products: 0.30%
Pinnacle Foods Incorporated ±	3.00	2-2-2024	59,850	60,123
Post Holdings Incorporated ±<	0.00	5-24-2024	125,000	125,645
Prestige Brands Incorporated ±	3.79	1-26-2024	81,128	81,771

				267,539

Financials: 0.30%

Diversified Financial Services: 0.30%
Delos Finance SARL ±	3.40	10-6-2023	135,000	136,203
LPL Holdings Incorporated ±	3.77	3-10-2024	130,000	130,569

				266,772

Health Care: 0.35%

Health Care Providers & Services: 0.20%
HCA Incorporated ±<	3.04	3-17-2023	90,000	90,317
Select Medical Corporation ±	4.65	3-6-2024	55,000	55,481
TeamHealth Incorporated ±	3.79	2-6-2024	35,000	34,792

				180,590

Health Care Technology: 0.05%
Change Healthcare Holdings Incorporated ±	3.79	3-1-2024	45,000	45,135

Pharmaceuticals: 0.10%
Endo Finance LLC ±	5.31	4-29-2024	90,000	91,519

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Income Funds	45

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.12%

Aerospace & Defense: 0.13%
TransDigm Incorporated ±	4.13%	2-28-2020	$117,297	$117,742

Airlines: 0.23%
Delta Air Lines Incorporated ±	3.54	8-24-2022	132,975	134,000
United Airlines Incorporated ±	3.42	4-1-2024	70,000	70,438

				204,438

Commercial Services & Supplies: 0.36%
ADS Waste Holdings Incorporated ±	3.70	11-10-2023	99,747	100,433
Aramark Services Incorporated ±	3.04	3-28-2024	70,000	70,459
Columbus McKinnon Corporation ±	4.15	1-31-2024	63,174	63,490
KAR Auction Services Incorporated ±	3.31	3-11-2021	86,935	86,935

				321,317

Communications Equipment: 0.40%
Charter Communications Operating LLC ±<	3.05	1-3-2021	224,482	225,717
Virgin Media Bristol LLC ±	3.74	1-31-2025	135,000	135,548

				361,265

Information Technology: 0.43%

Electronic Equipment, Instruments & Components: 0.14%
Dell Incorporated ±	3.55	9-7-2023	44,888	45,142
Zebra Technologies Corporation ±	3.60	10-27-2021	74,459	75,022

				120,164

Internet Software & Services: 0.17%
Ancestry.com Incorporated ±	4.25	10-19-2023	54,450	54,899
Zayo Group LLC ±	3.51	1-19-2024	95,805	96,398

				151,297

IT Services: 0.10%
First Data Corporation ±	4.03	7-10-2022	91,619	92,153

Semiconductors & Semiconductor Equipment: 0.02%
Micron Technology Incorporated ±	3.55	4-26-2022	19,900	20,092

Materials: 0.61%

Chemicals: 0.37%
Ashland Incorporated ±<	0.00	5-24-2024	55,000	55,241
Huntsman International LLC ±	4.12	4-1-2023	99,500	99,873
Ineos US Finance LLC ±	3.79	3-31-2022	176,635	178,268

				333,382

Containers & Packaging: 0.24%
Berry Plastics Corporation ±	3.24	2-8-2020	180,000	181,039
Reynolds Group Holdings Incorporated ±	4.04	2-5-2023	29,850	29,990

				211,029

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Income Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Real Estate: 0.13%

Equity REITs: 0.13%
MGM Growth Properties LLC ±	3.29%	4-25-2023	$114,135	$114,778

Telecommunication Services: 0.28%

Diversified Telecommunication Services: 0.15%
Level 3 Financing Incorporated ±	3.26	2-22-2024	129,470	129,632

Wireless Telecommunication Services: 0.13%
SBA Communications Corporation ±	3.30	3-24-2021	119,692	120,097

Total Loans (Cost $3,592,506)				3,602,744

U.S. Treasury Securities: 66.34%
TIPS	0.13	4-15-2019	1,602,278	1,612,830
TIPS	0.13	4-15-2020	3,940,374	3,974,541
TIPS	0.13	4-15-2021	3,595,097	3,622,553
TIPS	0.13	1-15-2022	1,572,624	1,585,157
TIPS	0.13	4-15-2022	3,719,127	3,738,295
TIPS	0.13	1-15-2023	1,779,697	1,782,477
TIPS	0.13	7-15-2024	1,930,271	1,919,940
TIPS	0.13	7-15-2026	2,318,942	2,271,497
TIPS	0.25	1-15-2025	1,965,963	1,955,520
TIPS	0.38	7-15-2023	2,273,292	2,314,761
TIPS	0.38	7-15-2025	1,855,630	1,866,959
TIPS	0.38	1-15-2027	2,407,061	2,403,460
TIPS	0.63	7-15-2021	2,141,746	2,216,039
TIPS	0.63	1-15-2024	2,523,313	2,590,536
TIPS	0.63	1-15-2026	2,636,871	2,693,538
TIPS	0.63	2-15-2043	583,215	545,987
TIPS	0.75	2-15-2042	1,068,141	1,033,454
TIPS	0.75	2-15-2045	1,200,948	1,147,729
TIPS	0.88	2-15-2047	833,209	823,502
TIPS	1.00	2-15-2046	926,019	942,958
TIPS	1.13	1-15-2021	2,646,890	2,774,168
TIPS	1.25	7-15-2020	1,296,752	1,362,806
TIPS	1.38	7-15-2018	582,238	595,644
TIPS	1.38	1-15-2020	1,183,760	1,237,245
TIPS	1.38	2-15-2044	988,527	1,093,227
TIPS	1.75	1-15-2028	692,413	785,277
TIPS	1.88	7-15-2019	536,646	564,399
TIPS	2.00	1-15-2026	1,719,648	1,955,427
TIPS	2.13	1-15-2019	471,237	490,443
TIPS	2.13	2-15-2040	936,199	1,184,215
TIPS	2.13	2-15-2041	573,329	728,913
TIPS	2.38	1-15-2025	1,176,958	1,358,788
TIPS	2.38	1-15-2027	664,901	787,933
TIPS	2.50	1-15-2029	675,628	827,760
TIPS	2.63	7-15-2017	58,815	59,132
TIPS	3.38	4-15-2032	206,024	289,916
TIPS	3.63	4-15-2028	1,062,661	1,413,558

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Income Funds	47

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
TIPS	3.88%	4-15-2029	$637,690	$882,452

Total U.S. Treasury Securities (Cost $58,150,279)				59,433,036

Yankee Corporate Bonds and Notes: 0.83%

Consumer Discretionary: 0.11%

Automobiles: 0.11%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	100,000	102,175

Consumer Staples: 0.11%

Food & Staples Retailing: 0.11%
Tesco plc 144A	5.50	11-15-2017	100,000	101,339

Financials: 0.24%

Banks: 0.24%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	125,000	129,375
Royal Bank of Scotland Group plc	4.70	7-3-2018	80,000	81,759

				211,134

Health Care: 0.12%

Pharmaceuticals: 0.12%
Mallinckrodt International Finance SA	3.50	4-15-2018	105,000	105,263

Information Technology: 0.25%

Communications Equipment: 0.12%
Nokia Corporation	5.38	5-15-2019	100,000	105,750

Semiconductors & Semiconductor Equipment: 0.13%
NXP BV/NXP Funding LLC 144A	3.75	6-1-2018	120,000	122,100

Total Yankee Corporate Bonds and Notes (Cost $743,008)				747,761

	Yield		Shares

Short-Term Investments: 4.09%

Investment Companies: 4.04%
Securities Lending Cash Investment LLC (l)(r)(u)	1.04		213,729	213,750
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.71		3,404,176	3,404,176

				3,617,926

			Principal

U.S. Treasury Securities: 0.05%
U.S. Treasury Bill (z)#	0.70	6-15-2017	$50,000	49,986

Total Short-Term Investments (Cost $3,667,911)				3,667,912

Total investments in securities (Cost $87,440,026) *	100.13%	89,710,228
Other assets and liabilities, net	(0.13)	(116,373)

Total net assets	100.00%	$89,593,855

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Income Funds	Portfolio of investments—May 31, 2017

REAL RETURN PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income-earning security

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $87,594,014 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,960,519
Gross unrealized losses	(844,305)

Net unrealized gains	$2,116,214

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2017	Wells Fargo Income Funds	49

	Core Bond Portfolio	Real Return Portfolio

Assets
Investments
In unaffiliated securities, (including securities on loan), at value (see cost below)	$5,603,287,445	$86,092,302
In affiliated securities, at value (see cost below)	195,204,794	3,617,926

Total investments, at value (see cost below)	5,798,492,239	89,710,228
Cash	709,946	0
Foreign currency, at value (see cost below)	0	5,662
Receivable for investments sold	457,135,929	305,577
Principal paydown receivable	142,684	44,007
Receivable for dividends and interest	23,016,370	316,694
Receivable for daily variation margin on open futures contracts	0	422
Receivable for securities lending income	43,254	713
Prepaid expenses and other assets	60,331	2,506

Total assets	6,279,600,753	90,385,809

Liabilities
Payable for investments purchased	977,759,377	508,580
Payable upon receipt of securities loaned	109,671,808	213,750
Payable for daily variation margin on open futures contracts	0	906
Advisory fee payable	1,507,765	24,954
Professional fees payable	51,592	36,960
Accrued expenses and other liabilities	64,389	6,804

Total liabilities	1,089,054,931	791,954

Total net assets	$5,190,545,822	$89,593,855

Investments in unaffiliated securities (including securities on loan), at cost	$5,567,406,727	$83,822,100

Investments in affiliated securities, at cost	$195,204,596	$3,617,926

Total investments, at cost	$5,762,611,323	$87,440,026

Securities on loan, at value	$107,555,348	$206,350

Foreign currency, at cost	$0	$5,686

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Income Funds	Statements of operations—year ended May 31, 2017

	Core Bond Portfolio	Real Return Portfolio

Investment income
Interest*	$111,538,284	$1,806,903
Income from affiliated securities	668,326	16,623
Securities lending income, net	888,208	16,603
Dividends**	0	286,589
Other income	4,899	76

Total investment income	113,099,717	2,126,794

Expenses
Advisory fee	17,610,062	303,770
Custody and accounting fees	254,243	13,934
Professional fees	78,190	46,698
Shareholder report expenses	4,055	1,431
Trustees’ fees and expenses	11,414	24,189
Other fees and expenses	22,987	8,551

Total expenses	17,980,951	398,573
Less: Fee waivers and/or expense reimbursements	(212,777)	(65,490)

Net expenses	17,768,174	333,083

Net investment income	95,331,543	1,793,711

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(16,003,487)	108,331
Affiliated securities	5,512	35
Futures transactions	0	(31,945)

Net realized gains (losses) on investments	(15,997,975)	76,421

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,098,980)	(14,979)
Affiliated securities	198	0
Futures transactions	0	4,166

Net change in unrealized gains (losses) on investments	(1,098,782)	(10,813)

Net realized and unrealized gains (losses) on investments	(17,096,757)	65,608

Net increase in net assets resulting from operations	$78,234,786	$1,859,319

* Net of foreign interest withholding taxes in the amount of	$68,463	$0
** Net of foreign dividend withholding taxes in the amount of	$0	$9,078

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Income Funds	51

	Core Bond Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$95,331,543	$71,646,971
Net realized gains (losses) on investments	(15,997,975)	33,744,871
Net change in unrealized gains (losses) on investments	(1,098,782)	4,164,647

Net increase in net assets resulting from operations	78,234,786	109,556,489

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,503,144,065	1,207,036,360
Withdrawals	(731,668,087)	(728,304,768)

Net increase in net assets resulting from capital share transactions	771,475,978	478,731,592

Total increase in net assets	849,710,764	588,288,081

Net assets
Beginning of period	4,340,835,058	3,752,546,977

End of period	$5,190,545,822	$4,340,835,058

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Income Funds	Statements of changes in net assets

	Real Return Portfolio
	Year ended May 31, 2017	Year ended May 31, 2016

Operations
Net investment income	$1,793,711	$809,383
Net realized gains (losses) on investments	76,421	(131,670)
Net change in unrealized gains (losses) on investments	(10,813)	484,975

Net increase in net assets resulting from operations	1,859,319	1,162,688

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	36,734,228	29,489,684
Withdrawals	(13,097,573)	(14,951,275)

Net increase in net assets resulting from capital share transactions	23,636,655	14,538,409

Total increase in net assets	25,495,974	15,701,097

Net assets
Beginning of period	64,097,881	48,396,784

End of period	$89,593,855	$64,097,881

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Funds	53

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses

Core Bond Portfolio
Year ended May 31, 2017	1.87%	0.35%	0.35%	1.89%	614%
Year ended May 31, 2016	1.86%	0.36%	0.35%	2.78%	667%
Year ended May 31, 2015	1.82%	0.37%	0.35%	3.22%	586%
Year ended May 31, 2014	1.94%	0.37%	0.35%	2.90%	646%
Year ended May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%

Real Return Portfolio
Year ended May 31, 2017	2.36%	0.52%	0.44%	2.65%	25%
Year ended May 31, 2016	1.45%	0.56%	0.44%	1.29%	29%
Year ended May 31, 2015	0.89%	0.57%	0.44%	1.50%	57%
Year ended May 31, 2014	1.45%	0.53%	0.44%	(0.26)%	9%
Year ended May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: Wells Fargo Core Bond Portfolio (“Core Bond Portfolio”) and Wells Fargo Real Return Portfolio (“Real Return Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other affiliated master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolios may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolios’ Valuation Procedures.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolios. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes

Notes to financial statements	Wells Fargo Income Funds	55

are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

Each Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. Each Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

Each Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

Each Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

Each Portfolio may enter into futures contracts and may be subject to interest rate risk or equity price risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized

56	Wells Fargo Income Funds	Notes to financial statements

gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

Each Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

Each Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Income Funds	57

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2017:

Core Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$1,622,124,846	$0	$1,622,124,846

Asset-backed securities	0	725,281,529	0	725,281,529

Corporate bonds and notes	0	1,035,543,294	0	1,035,543,294

Municipal obligations	0	33,693,218	0	33,693,218

Non-agency mortgage-back securities	0	265,302,564	0	265,302,564

U.S. Treasury securities	1,549,759,889	0	0	1,549,759,889

Yankee corporate bonds and notes	0	304,284,180	0	304,284,180

Yankee government bonds	0	67,297,925	0	67,297,925

Short-term investments
Investment companies	85,527,614	0	0	85,527,614
Investments measured at net asset value*				109,677,180
Total assets	$1,635,287,503	$4,053,527,556	$0	$5,798,492,239

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $109,677,180 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

58	Wells Fargo Income Funds	Notes to financial statements

Real Return Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer staples	$3,272,344	$0	$0	$3,272,344
Energy	3,432,901	0	0	3,432,901
Materials	3,888,491	0	0	3,888,491
Real estate	3,271,768	0	0	3,271,768

Corporate bonds and notes	0	8,393,271	0	8,393,271

Loans	0	3,484,013	118,731	3,602,744

U.S. Treasury securities	59,433,036	0	0	59,433,036

Yankee corporate bonds and notes	0	747,761	0	747,761

Short-term investments
Investment companies	3,404,176	0	0	3,404,176
U.S. Treasury securities	49,986	0	0	49,986
Investments measured at net asset value*				213,750

	76,752,702	12,625,045	118,731	89,710,228
Futures contracts	422	0	0	422
Total assets	$76,753,124	$12,625,045	$118,731	$89,710,650
Liabilities
Futures contracts	$906	$0	$0	$906
Total liabilities	$906	$0	$0	$906

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $213,750 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

The Portfolios recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2017, the Portfolios did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of each Portfolio.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2017, the advisory fee for Core Bond Portfolio and Real Return Portfolio was equivalent to an annual rate of 0.35% and 0.40%, respectively, of each Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to each Portfolio. The fees for subadvisory services are borne by Funds Management. WellsCap is the subadviser to each Portfolio. The subadviser is entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio as follows:

	Subadvisory fee
	starting at	declining to
Core Bond Portfolio	0.20%	0.10%
Real Return Portfolio	0.28	0.18

Notes to financial statements	Wells Fargo Income Funds	59

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

During the year ended May 31, 2017, State Street Bank and Trust Company, the Portfolios’ custodian, reimbursed the Portfolios for certain out-of-pocket expenses that were billed to the Portfolios in error from 1998-2015. These amounts are included in other income on the Statements of Operations. In addition, Funds Management was also reimbursed for waivers/reimbursements it made to the during the period the Portfolios was erroneously billed. The amounts were as follows:

	Amount reimbursed to the Portfolio	Amount reimbursed to Funds Management
Core Bond Portfolio	$4,899	$2,934
Real Return Portfolio	76	2,962

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2017 were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Core Bond Portfolio	$26,818,407,762	$8,314,355,315	$26,147,086,663	$7,491,279,215
Real Return Portfolio	22,978,168	21,799,333	6,114,969	12,380,002

The Portfolios may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

As of May 31, 2017, Real Return Portfolio had unfunded term loan commitments of $276,535.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2017, Real Return Portfolio entered into futures contract to speculate on interest rates and to help manage the duration of its portfolio.

At May 31, 2017, Real Return Portfolio had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2017	Unrealized gains (losses)
9-20-2017	JPMorgan	3 Long	10-Year U.S. Treasury Notes	$378,891	$2,127
9-29-2017	JPMorgan	16 Short	5-Year U.S. Treasury Notes	1,893,000	(2,774)
9-29-2017	JPMorgan	10 Short	2-Year U.S. Treasury Notes	2,164,844	(641)

Real Return Portfolio had an average notional amount of $337,321 in long futures contracts and $3,162,309 in short futures contracts during the year ended May 31, 2017.

The receivable and payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolios to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has

60	Wells Fargo Income Funds	Notes to financial statements

been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between each Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Real Return Portfolio	Futures – variation margin	JPMorgan	$422	$(422)	$0	$0

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Real Return Portfolio	Futures – variation margin	JPMorgan	$906	$(422)	$(484)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

9. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in each Portfolio’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Income Funds	61

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolio of investments (for Wells Fargo Core Bond Portfolio), of the Wells Fargo Core Bond Portfolio and Wells Fargo Real Return Portfolio, two of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2016, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of May 31, 2017, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

62	Wells Fargo Income Funds	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2017:

Dividends-received deduction
Real Return Fund	5.82%

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended May 31, 2017:

20% rate gain distribution
Core Bond Fund	$4,170,831
Real Return Fund	75,113

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2017 have been designated as qualified dividend income (QDI):

QDI
Real Return Fund	$145,961

For the fiscal year ended May 31, 2017, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Core Bond Fund	$75,377,042
Real Return Fund	924,017

For the fiscal year ended May 31, 2017, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Core Bond Fund	$17,940,012

For the fiscal year ended May 31, 2017, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
Core Bond Fund	39.61%
Real Return Fund	65.37

Other information (unaudited)	Wells Fargo Income Funds	63

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

64	Wells Fargo Income Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Income Funds	65

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

66	Wells Fargo Income Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Real Return Fund, Wells Fargo Core Bond Fund, Wells Fargo Real Return Portfolio and Wells Fargo Core Bond Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the funds of Funds Trust identified in the table below (individually, a “Gateway Fund” and collectively, the “Gateway Funds”):

Gateway Fund
Wells Fargo Real Return Fund
Wells Fargo Core Bond Fund

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for each of the portfolios of Master Trust identified in the table below (individually, a “Master Portfolio” and collectively, the “Master Portfolios”); and (ii) an investment sub-advisory agreement (each, a “Sub-Advisory Agreement”, and collectively, the “Sub-Advisory Agreements”) with the sub-adviser(s) identified in the chart below (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for the corresponding Master Portfolio identified in the chart:

Master Portfolio	Sub-Adviser
Wells Fargo Real Return Portfolio	Wells Capital Management Incorporated (“WellsCap”)
Wells Fargo Core Bond Portfolio	WellsCap

The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

The Real Return Fund and Core Bond Fund are gateway feeder funds that invest substantially all of their assets in the Real Return Portfolio and Core Bond Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding the Gateway Funds is also applicable to the respective Master Portfolios identified above, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio

Other information (unaudited)	Wells Fargo Income Funds	67

managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2016. The Boards considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the respective Gateway Funds (each, a “Universe”), and in comparison to each Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the investment performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Real Return Fund was higher than the average performance of its Universe for all periods under review; and (ii) the performance of the Core Bond Fund was higher than the average performance of its Universe for all periods under review.

The Funds Trust Board also noted that the investment performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the Real Return Fund was higher than its benchmark, the Bloomberg Barclays U.S. TIPS Index, for all periods under review except the five- and ten-year periods; and (ii) the performance of the Core Bond Fund was higher than or in range of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for all periods under review, but lower than its benchmark for the one-year period under review.

The Master Trust Board took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and to report data with respect to new share classes launched in 2016. The Funds Trust Board also received an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Funds were as follows: (i) the net operating expense ratios of the Real Return Fund were lower than, equal to or in range of the median net operating expense ratios of its expense Groups for

68	Wells Fargo Income Funds	Other information (unaudited)

all share classes; and (ii) the net operating expense ratios of the Core Bond Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes. The Funds Trust Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio cap Class A, Class C, Class R6 and Institutional Class of the Real Return Fund.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the corresponding Master Portfolio.

The Funds Trust Board reviewed and considered the fee rates that are payable by each Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by each Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rates that are payable by the Master Portfolios to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rates”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of each Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Funds were as follows: (i) the Management Rates of the Real Return Fund were in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; and (ii) the Management Rates for the Core Bond Fund were equal to or in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were equal to or in range of the median rate for the Master Portfolio’s respective expense Group. The Master Trust Board also discussed and accepted Funds Management’s proposal to revise the Advisory Agreement for the Master Portfolios to reduce the advisory fees paid by the Master Portfolios to Funds Management.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the current affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of the fees between them.

Other than with respect to the Wells Fargo Real Return Fund and Wells Fargo Real Return Portfolio, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting

Other information (unaudited)	Wells Fargo Income Funds	69

and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to each Sub-Adviser under each Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee structure and each Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Funds. The Funds Trust Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio cap Class A, Class C, Class R6 and Institutional Class of the Real Return Fund. The Master Trust Board also discussed and accepted Funds Management’s proposal to revise the Advisory Agreement for the Master Portfolios to reduce the advisory fees paid by the Master Portfolios to Funds Management. The Boards considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies that were summarized for the Boards, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

70	Wells Fargo Income Funds	Other information (unaudited)

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, at the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement for a one-year term and each Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable.

List of abbreviations	Wells Fargo Income Funds	71

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

303854 07-17 AILD/AR103 05-17

Annual Report

May 31, 2017

WealthBuilder Funds

∎	Wells Fargo WealthBuilder Conservative Allocation Fund (formerly Wells Fargo WealthBuilder Conservative Allocation Portfolio)

∎	Wells Fargo WealthBuilder Equity Fund (formerly Wells Fargo WealthBuilder Equity Portfolio)

∎	Wells Fargo WealthBuilder Growth Allocation Fund (formerly Wells Fargo WealthBuilder Growth Allocation Portfolio)

∎	Wells Fargo WealthBuilder Growth Balanced Fund (formerly Wells Fargo WealthBuilder Growth Balanced Portfolio)

∎	Wells Fargo WealthBuilder Moderate Balanced Fund (formerly Wells Fargo WealthBuilder Moderate Balanced Portfolio)

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The views expressed and any forward-looking statements are as of May 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Funds disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo WealthBuilder Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo WealthBuilder Funds for the 12-month period that ended May 31, 2017. On February 14, 2017, the Wells Fargo WealthBuilder Portfolios were renamed the Wells Fargo WealthBuilder Funds. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 17.47% and 18.24% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.58%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the early part of the reporting period.

The first three weeks of June 2016 brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds.

Globally, stocks delivered positive results in the third quarter of 2016; bond yields remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo WealthBuilder Funds	3

began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Stock markets rose again as economies grew in the first five months of 2017.

Stocks rallied globally, supported by global economic growth. In the U.S., unemployment continued to decline, consumer sentiment improved, and inflation inched up. In March, Fed officials raised their short-term target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields also rose modestly. Longer-term Treasury yields were little changed, however, leading to positive performance. Investment-grade corporate bonds and high-yield bonds benefited from strong demand. Non-U.S. bond yields remained within a modest range as well and credit sectors outperformed. Outside the U.S., stocks in both developed and emerging markets benefited from global economic growth and a weaker U.S. dollar. In addition, European stocks advanced as political risk declined with the election of French president Emmanuel Macron, a center-left candidate who supports the European Union.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Conservative Allocation Fund

Investment objective

The Fund seeks current income with a secondary emphasis on capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM‡

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WCAFX)	2-10-2017	(1.27)	1.91	2.38	4.76	3.12	2.99	1.28	1.28
Class C (WCCFX)*	9-30-2004	3.42	3.06	2.95	4.42	3.06	2.95	2.03	2.03
WealthBuilder Conservative Allocation Blended Index[4]	–	–	–	–	4.71	4.44	4.85	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	1.58	2.24	4.46	–	–
MSCI ACWI ex USA Index (Net)[6]	–	–	–	–	18.24	8.39	1.18	–	–
Russell 3000® Index[7]	–	–	–	–	17.69	15.26	6.96	–	–
*	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	5

Wells Fargo WealthBuilder Conservative Allocation Fund (continued)

Growth of $10,000 investment as of May 31, 2017[8]

‡	Mr. Bocray became a portfolio manager of the Fund on October 1, 2016.

[1]	Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.

[2]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.53% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[3]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.75% for Class A and 1.50% for Class C. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectus.

[4]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Conservative Allocation Blended Index is comprised of the following indexes: Bloomberg Barclays U.S. Aggregate Bond Index (80%), Russell 3000® Index (14%), and the MSCI ACWI ex USA Index (Net) (6%). You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[8]	The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Conservative Allocation Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA (Net) and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[12]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

6	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Conservative Allocation Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the WealthBuilder Conservative Allocation Blended Index, for the 12-month period that ended May 31, 2017.

∎	The Fund’s bond investments overall outperformed the bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 1.58% for the period. The Fund’s allocations to fixed income added value on a relative and absolute basis.

∎	The equity allocation added value to the Fund with U.S. large- and small- cap investments outperforming their benchmarks.

∎	The tactical asset allocation overlay, a futures overlay, added to performance through the period. The team reduced exposures to Treasuries during July and August 2016 and found a tactical equity investment opportunity as volatile conditions prevailed during the U.S. presidential election.

∎	The Fund’s allocation to alternatives detracted from performance for the period.

The investment environment remained positive for risk assets throughout the 12-month reporting period.

The 12-month period that ended May 31, 2017, saw political changes across the globe. The U.S. economy proceeded on a positive trajectory, producing moderate gross domestic product growth of 2%, a subdued inflation rate of 2%, and unemployment reaching a 16-year low of 4.3%. In June 2016, financial markets recoiled, but only briefly, as the United Kingdom went against expectations and voted to leave the European Union. Against other major currencies, the British pound sterling subsequently experienced a sharp decline (from which it has yet to recover), but the global financial markets quickly moved past the Brexit vote.

In November 2016, the results of the U.S. presidential election also were contrary to expectations. The equity markets briefly recoiled and then resumed a steady march upward. While 2017 began with high hopes for U.S. policy actions that would be friendly to the markets, expectations about the speed and magnitude of these policy actions began to moderate and were adjusted downward. Independent of the turmoil in the political atmosphere, the investment environment remained positive for risk assets throughout the 12-month reporting period.

Large-cap U.S. stocks, as represented by the S&P 500 Index,9 returned 17.47%; small-cap U.S. stocks, as represented by the Russell 2000® Index,10 returned 20.36%; and international stocks, as represented by the MSCI ACWI ex USA Index (Net), posted a gain of 18.24%. High-yield bonds also performed well, returning 13.58%, according to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.11 Based upon the strength witnessed in the U.S. economy, the Federal Reserve (the Fed) increased its targeted range for the federal funds rate twice over the period and investment-grade bonds posted a low but positive return of 1.58%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative and qualitative factors.

During the period, the portfolio management team added value to the Fund through tactical asset allocation shifts through futures contracts. After reducing exposure to U.S. Treasuries through short futures in June and July 2016, the team unwound the trades through the fourth quarter of 2016 and the first quarter of 2017. In addition to the Treasury shorts, the team made a brief tactical allocation to equities during the presidential election, which also added value.

Hedge altered, small-cap overweight maintained.

The team altered its hedged exposure to Japanese equities by switching to unhedged exposure to the yen. The equity allocation continued to add value to the Fund and outperformed the benchmark for the period.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	7

Wells Fargo WealthBuilder Conservative Allocation Fund (continued)

Ten largest holdings (%) as of May 31, 2017[12]
Wells Fargo Core Bond Portfolio	23.93
Wells Fargo Short Duration Government Bond Fund Class R6	18.41
Wells Fargo Government Securities Fund Institutional Class	14.11
PIMCO High Yield Fund Institutional Class	7.62
Oppenheimer International Bond Fund Class I	4.61
MFS Value Fund Class I	3.00
PIMCO CommodityRealReturn Strategy Fund Institutional Class	2.64
Federated Institutional High Yield Bond Fund Institutional Class	2.54
Voya Global Real Estate Fund Class I	1.80
Thornburg International Value Fund Institutional Class	1.79

Equities appear to have more upside potential than U.S. fixed-income securities.

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest-rate increases may be a headwind for fixed-income markets and we remain aware of duration risk. While U.S. equities appear to be fairly valued, they also appear to have more upside potential than U.S. fixed-income securities because the Fed has indicated a bias toward increasing rates.

Internationally, central banks are pursuing accommodative monetary policies that should be supportive of global asset prices. While the decline in commodity prices in recent years had a negative impact on many emerging economies, there appears to be new optimism developing that higher growth rates will return to the emerging markets. As many European multinational companies have significant indirect exposure to emerging markets, Europe also may be poised to take advantage of a rebound; as such, we also are optimistic about expectations for foreign equity markets.

Current target allocation as of May 31, 2017[13]

Neutral target allocation

Please see footnotes on page 5.

8	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Equity Fund

Investment objective

The Fund seeks long-term capital appreciation with no emphasis on income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM‡

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WEAFX)	2-10-2017	10.60	9.03	2.54	17.34	10.33	3.15	1.52	1.52
Class C (WEACX)*	10-1-1997	16.07	10.28	3.13	17.07	10.28	3.13	2.27	2.27
WealthBuilder Equity Blended Index[4]	–	–	–	–	17.94	13.23	5.28	–	–
MSCI ACWI ex USA Index (Net)[5]	–	–	–	–	18.24	8.39	1.18	–	–
Russell 3000® Index[6]	–	–	–	–	17.69	15.26	6.96	–	–
*	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	9

Wells Fargo WealthBuilder Equity Fund (continued)

Growth of $10,000 investment as of May 31, 2017[7]

‡	Mr. Bocray became a portfolio manager of the Fund on October 1, 2016.

[1]	Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.

[2]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.77% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[3]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.75% for Class A and 1.50% for Class C. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectus.

[4]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Equity Blended Index is comprised of the following indexes: Russell 3000® Index (70%) and the MSCI ACWI ex USA Index (Net) (30%). You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The Russell 3000® Value Index measures the performance of those Russell 3000 index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Equity Blended Index, the MSCI ACWI ex USA (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[10]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

10	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Equity Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the WealthBuilder Equity Blended Index, for the 12-month period that ended May 31, 2017.

∎	The yen currency hedge detracted from performance for the year.

∎	The equity allocation added value to the fund with U.S. large- and small- cap investments outperforming their benchmarks.

The economic environment remained positive for risk assets throughout the 12-month reporting period.

The 12-month period that ended May 31, 2017, saw political changes across the globe. The U.S. economy proceeded on a positive trajectory, producing moderate gross domestic product growth of 2%, a subdued inflation rate of 2%, and unemployment reaching a 16-year low of 4.3%. In June 2016, financial markets recoiled, but only briefly, as the United Kingdom went against expectations and voted to leave the European Union. Against other major currencies, the British pound sterling subsequently experienced a sharp decline (from which it has yet to recover), but the global financial markets quickly moved past the Brexit vote.

In November 2016, the results of the U.S. presidential election also were contrary to expectations. The equity markets briefly recoiled and then resumed a steady march upward. While 2017 began with high hopes for U.S. policy actions that would be friendly to the markets, expectations about the speed and magnitude of these policy actions began to moderate and were adjusted downward. Independent of the turmoil in the political atmosphere, the investment environment remained positive for risk assets throughout the 12-month reporting period.

Large-cap U.S. stocks, as represented by the S&P 500 Index,8 returned 17.47%; small-cap U.S. stocks, as represented by the Russell 2000® Index,9 returned 20.36%; and international stocks, as represented by the MSCI ACWI ex USA Index (Net), posted a gain of 18.24%.

Ten largest holdings (%) as of May 31, 2017[10]
MFS Value Fund Class I	15.03
Thornburg International Value Fund Institutional Class	8.99
T. Rowe Price Blue Chip Growth Fund Retail Class	8.10
Oakmark Fund Class I	7.51
Invesco Growth and Income Fund Class R6	7.40
Wells Fargo International Growth Portfolio	6.03
American Century Growth Fund Institutional Class	5.79
Wells Fargo Endeavor Select Fund Institutional Class	4.63
Wells Fargo Large Cap Growth Fund Class R6	4.63
Wells Fargo Emerging Growth Portfolio	3.72

Hedge altered, small-cap overweight maintained.

The team altered its hedged exposure to Japanese equities by switching to unhedged exposure to the yen. In addition to changing its yen-hedged Japanese exposure, the team maintained an overweight to U.S. small-cap stocks. The hedging detracted from performance while the overweight to U.S. equities as well as the overweight to small-cap stocks added to performance.

Equities appear to have more upside potential than U.S. fixed-income securities.

We remain cautiously optimistic about the outlook for risk assets and have a preference for equities. Interest-rate increases may be a headwind for fixed-income markets and we remain aware of duration risk. While U.S. equities appear to be fairly valued, they also appear to have more upside potential than U.S. fixed-income securities. The U.S. Federal Reserve has increased the federal funds rate and has indicated a bias to continue increasing interest rates, which could be a headwind for fixed-income markets.

Internationally, central banks are pursuing accommodative monetary policies that should be supportive of global asset prices. While the decline in commodity prices in recent years had a negative impact on many emerging economies, there appears to be new optimism developing that higher growth rates will return to the emerging markets. As many European multinational companies have significant indirect exposure to emerging markets, Europe also may be poised to take advantage of a rebound; as such, we also are optimistic about expectations for foreign equity markets.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	11

Wells Fargo WealthBuilder Equity Fund (continued)

Current target allocation as of May 31, 2017[11]

Neutral target allocation

Please see footnotes on page 9.

12	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Allocation Fund

Investment objective

The Fund seeks capital appreciation with a secondary emphasis on current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM‡

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WGAFX)	2-10-2017	7.64	8.40	2.54	14.21	9.69	3.15	1.50	1.49
Class C (WGCFX)*	9-30-2004	13.05	9.66	3.14	14.05	9.66	3.14	2.25	2.24
WealthBuilder Growth Allocation Blended Index[4]	–	–	–	–	14.52	11.04	5.35	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	1.58	2.24	4.46	–	–
MSCI ACWI ex USA Index (Net)[6]	–	–	–	–	18.24	8.39	1.18	–	–
Russell 3000® Index[7]	–	–	–	–	17.69	15.26	6.96	–	–
*	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	13

Wells Fargo WealthBuilder Growth Allocation Fund (continued)

Growth of $10,000 investment as of May 31, 2017[8]

‡	Mr. Bocray became a portfolio manager of the Fund on October 1, 2016.

[1]	Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.

[2]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.74% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[3]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.75% for Class A and 1.50% for Class C. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectus.

[4]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Allocation Blended Index is comprised of the following indexes: Russell 3000® Index (56%), MSCI ACWI ex USA Index (Net) (24%), and the Bloomberg Barclays U.S. Aggregate Bond Index (20%). You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[8]	The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Growth Allocation Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[12]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

14	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Allocation Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the WealthBuilder Growth Allocation Blended Index, for the 12-month period that ended May 31, 2017.

∎	The Fund’s allocation to alternatives detracted from performance for the period.

∎	The Fund’s bond investments overall outperformed the bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 1.58% for the period. The Fund’s allocations to fixed income added value on a relative and absolute basis.

∎	The equity allocation added value to the Fund with U.S. large- and small-cap managers outperforming their benchmarks.

∎	The tactical asset allocation overlay, a futures overlay, added to performance through the period. The team reduced exposures to Treasuries during July and August 2016 and found a tactical equity investment opportunity as volatile conditions prevailed during the U.S. presidential election.

The economic environment remained positive for risk assets throughout the 12-month reporting period.

The 12-month period that ended May 31, 2017, saw political changes across the globe. The U.S. economy proceeded on a positive trajectory, producing moderate gross domestic product growth of 2%, a subdued inflation rate of 2%, and unemployment reaching a 16-year low of 4.3%. In June 2016, financial markets recoiled, but only briefly, as the United Kingdom went against expectations and voted to leave the European Union. Against other major currencies, the British pound sterling subsequently experienced a sharp decline (from which it has yet to recover), but the global financial markets quickly moved past the Brexit vote.

In November 2016, the results of the U.S. presidential election also were contrary to expectations. The equity markets briefly recoiled and then resumed a steady march upward. While 2017 began with high hopes for U.S. policy actions that would be friendly to the markets, expectations about the speed and magnitude of these policy actions began to moderate and were adjusted downward. Independent of the turmoil in the political atmosphere, the investment environment remained positive for risk assets throughout the 12-month reporting period.

Large-cap U.S. stocks, as represented by the S&P 500 Index,9 returned 17.47%; small-cap U.S. stocks, as represented by the Russell 2000® Index,10 returned 20.36%; and international stocks, as represented by the MSCI ACWI ex USA Index (Net), posted a gain of 18.24%. High-yield bonds also performed well, returning 13.58%, according to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.11 Based upon the strength witnessed in the U.S. economy, the Federal Reserve (the Fed) increased its targeted range for the federal funds rate twice over the period and investment-grade bonds posted a low but positive return of 1.58%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Ten largest holdings (%) as of May 31, 2017[12]
MFS Value Fund Class I	12.09
Thornburg International Value Fund Institutional Class	7.21
T. Rowe Price Blue Chip Growth Fund Retail Class	6.52
Oakmark Fund Class I	6.03
Invesco Growth and Income Fund Class R6	5.97
Wells Fargo International Growth Portfolio	4.84
Wells Fargo Core Bond Portfolio	4.68
American Century Growth Fund Institutional Class	4.65
Wells Fargo Endeavor Select Fund Institutional Class	3.72
Wells Fargo Large Cap Growth Fund Class R6	3.72

The Fund’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative and qualitative factors.

During the period, the portfolio management team added value to the Fund through its tactical asset allocation shifts through futures contracts. After reducing exposure to U.S. Treasuries through short futures in June and July 2016, the team unwound the trades through the fourth quarter of 2016 and the first quarter of 2017. In addition to the Treasury shorts, the team made a brief tactical allocation to equities during the presidential election, which also added value.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	15

Wells Fargo WealthBuilder Growth Allocation Fund (continued)

Hedge altered, small-cap overweight maintained.

The team altered its hedged exposure to Japanese equities by switching to unhedged exposure to the yen. The equity allocation continued to add value to the Fund and outperformed the benchmark for the period.

Equities appear to have more upside potential than U.S. fixed-income securities.

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest-rate increases may be a headwind for fixed-income markets and we remain aware of duration risk. While U.S. equities appear to be fairly valued, they also appear to have more upside potential than U.S. fixed-income securities because the Fed has indicated a bias to increasing rates.

Internationally, central banks are pursuing accommodative monetary policies that should be supportive of global asset prices. While the decline in commodity prices in recent years had a negative impact on many emerging economies, there appears to be new optimism developing that higher growth rates will return to the emerging markets. As many European multinational companies have significant indirect exposure to emerging markets, Europe also may be poised to take advantage of a rebound; as such, we also are optimistic about expectations for foreign equity markets.

Current target allocation as of May 31, 2017[13]

Neutral target allocation

Please see footnotes on page 13.

16	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Balanced Fund

Investment objective

The Fund seeks a combination of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM‡

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WGBAX)	2-10-2017	4.98	7.04	2.58	11.38	8.31	3.19	1.42	1.42
Class C (WGBFX)*	9-30-2004	10.14	8.27	3.16	11.14	8.27	3.16	2.17	2.17
WealthBuilder Growth Balanced Blended Index[4]	–	–	–	–	11.18	8.84	5.30	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	1.58	2.24	4.46	–	–
MSCI ACWI ex USA Index (Net)[6]	–	–	–	–	18.24	8.39	1.18	–	–
Russell 3000® Index[7]	–	–	–	–	17.69	15.26	6.96	–	–
*	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	17

Wells Fargo WealthBuilder Growth Balanced Fund (continued)

Growth of $10,000 investment as of May 31, 2017[8]

‡	Mr. Bocray became a portfolio manager of the Fund on October 1, 2016.

[1]	Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.

[2]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.68% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[3]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.75% for Class A and 1.50% for Class C. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectus.

[4]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Balanced Blended Index is comprised of the following indexes: Russell 3000® Index (42%), Bloomberg Barclays U.S. Aggregate Bond Index (40%), and the MSCI ACWI ex USA Index (Net) (18%). You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[8]	The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Growth Balanced Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[12]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

18	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the WealthBuilder Growth Balanced Blended Index, for the 12-month period that ended May 31, 2017.

∎	The Fund’s bond investments overall outperformed the bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 1.58% for the period. The Fund’s allocations to fixed income added value on a relative and absolute basis.

∎	The equity allocation added value to the Fund with U.S. large- and small- cap investments outperforming their benchmarks.

∎	The Fund’s allocation to alternatives detracted from performance for the period.

∎	The tactical asset allocation overlay, a futures overlay, added to performance through the period. The team reduced exposures to Treasuries during July and August 2016 and found a tactical equity investment opportunity as volatile conditions prevailed during the U.S. presidential election.

The investment environment remained positive for risk assets throughout the 12-month reporting period.

The 12-month period that ended May 31, 2017, saw political changes across the globe. The U.S. economy proceeded on a positive trajectory, producing moderate gross domestic product growth of 2%, a subdued inflation rate of 2%, and unemployment reaching a 16-year low of 4.3%. In June 2016, financial markets recoiled, but only briefly, as the United Kingdom went against expectations and voted to leave the European Union. Against other major currencies, the British pound sterling subsequently experienced a sharp decline (from which it has yet to recover) but the global financial markets quickly moved past the Brexit vote.

In November 2016, the results of the U.S. presidential election also were contrary to expectations. The equity markets briefly recoiled and then resumed a steady march upward. While 2017 began with high hopes for U.S. policy actions that would be friendly to the markets, expectations about the speed and magnitude of these policy actions began to moderate and were adjusted downward. Independent of the turmoil in the political atmosphere, the investment environment remained positive for risk assets throughout the 12-month reporting period.

Large-cap U.S. stocks, as represented by the S&P 500 Index,9 returned 17.47%; small-cap U.S. stocks, as represented by the Russell 2000® Index,10 returned 20.36%; and international stocks, as represented by the MSCI ACWI ex USA Index (Net), posted a gain of 18.24%. High-yield bonds also performed well, returning 13.58%, according to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.11 Based upon the strength witnessed in the U.S. economy, the Federal Reserve (the Fed) increased its targeted range for the federal funds rate twice over the period and investment-grade bonds posted a low but positive return of 1.58%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Ten largest holdings (%) as of May 31, 2017[12]
Wells Fargo Core Bond Portfolio	11.45
MFS Value Fund Class I	9.05
Wells Fargo Government Securities Fund Institutional Class	9.04
Thornburg International Value Fund Institutional Class	5.42
T. Rowe Price Blue Chip Growth Fund Retail Class	4.87
PIMCO High Yield Fund Institutional Class	4.86
Oppenheimer International Bond Fund Class I	4.78
Oakmark Fund Class I	4.52
Invesco Growth and Income Fund Class R6	4.47
Wells Fargo International Growth Portfolio	3.63

The Fund’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative and qualitative factors.

During the period, the portfolio management team added value to the Fund through its tactical asset allocation shifts through futures contracts. After reducing exposure to U.S. Treasuries through short futures in June and July 2016, the team unwound the trades through the fourth quarter of 2016 and the first quarter of 2017. In addition to the Treasury shorts, the team made a brief tactical allocation to equities during the presidential election, which also added value.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	19

Wells Fargo WealthBuilder Growth Balanced Fund (continued)

Hedge altered, small-cap overweight maintained.

The team altered its hedged exposure to Japanese equities by switching to unhedged exposure to the yen. The equity allocation continued to add value to the Fund and outperformed the benchmark for the period.

Equities appear to have more upside potential than U.S. fixed-income securities.

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest-rate increases may be a headwind for fixed-income markets and we remain aware of duration risk. While U.S. equities appear to be fairly valued, they also appear to have more upside potential than U.S. fixed-income securities because the Fed has indicated a bias toward increasing rates.

Internationally, central banks are pursuing accommodative monetary policies that should be supportive of global asset prices. While the decline in commodity prices in recent years had a negative impact on many emerging economies, there appears to be new optimism developing that higher growth rates will return to the emerging markets. As many European multinational companies have significant indirect exposure to emerging markets, Europe also may be poised to take advantage of a rebound; as such, we also are optimistic about expectations for foreign equity markets.

Current target allocation as of May 31, 2017[13]

Neutral target allocation

Please see footnotes on page 17.

20	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Moderate Balanced Fund

Investment objective

The Fund seeks a combination of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM‡

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WMBGX)	2-10-2017	1.82	4.42	2.64	8.03	5.66	3.25	1.35	1.35
Class C (WMBFX)*	9-30-2004	6.75	5.60	3.22	7.75	5.60	3.22	2.10	2.10
WealthBuilder Moderate Balanced Blended Index[4]	–	–	–	–	7.91	6.64	5.13	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	1.58	2.24	4.46	–	–
MSCI ACWI ex USA Index (Net)[6]	–	–	–	–	18.24	8.39	1.18	–	–
Russell 3000® Index[7]	–	–	–	–	17.69	15.26	6.96	–	–
*	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage-and asset-backed securities risk, and smaller company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	21

Wells Fargo WealthBuilder Moderate Balanced Fund (continued)

Growth of $10,000 investment as of May 31, 2017[8]

‡	Mr. Bocray became a portfolio manager of the Fund on October 1, 2016.

[1]	Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C and the predecessor share class are similar.

[2]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.61% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[3]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.75% for Class A and 1.50% for Class C. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectus.

[4]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Moderate Balanced Blended Index is comprised of the following indexes: Bloomberg Barclays U.S. Aggregate Bond Index (60%), Russell 3000® Index (28%), and the MSCI ACWI ex USA Index (Net) (12%). You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[8]	The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Moderate Balanced Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[12]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

22	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Moderate Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the WealthBuilder Moderate Balanced Blended Index, for the 12-month period that ended May 31, 2017.

∎	The Fund’s bond investments overall outperformed the bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 1.58% for the period. The Fund’s allocations to fixed income added value on a relative and absolute basis.

∎	The equity allocation added value to the Fund with U.S. large- and small- cap investments outperforming their benchmarks.

∎	The Fund’s allocation to alternatives detracted from performance for the period.

∎	The tactical asset allocation overlay, a futures overlay, added to performance through the period. The team reduced exposures to Treasuries during July and August 2016 and found a tactical equity investment opportunity as volatile conditions prevailed during the U.S. presidential election.

The investment environment remained positive for risk assets throughout the 12-month reporting period.

The 12-month period that ended May 31, 2017, saw political changes across the globe. The U.S. economy proceeded on a positive trajectory, producing moderate gross domestic product growth of 2%, a subdued inflation rate of 2%, and unemployment reaching a 16-year low of 4.3%. In June 2016, financial markets recoiled, but only briefly, as the United Kingdom went against expectations and voted to leave the European Union. Against other major currencies, the British pound sterling subsequently experienced a sharp decline (from which it has yet to recover), but the global financial markets quickly moved past the Brexit vote.

In November 2016, the results of the U.S. presidential election also were contrary to expectations. The equity markets briefly recoiled and then resumed a steady march upward. While 2017 began with high hopes for U.S. policy actions that would be friendly to the markets, expectations about the speed and magnitude of these policy actions began to moderate and were adjusted downward. Independent of the turmoil in the political atmosphere, the investment environment remained positive for risk assets throughout the 12-month reporting period.

Large-cap U.S. stocks, as represented by the S&P 500 Index,9 returned 17.47%; small-cap U.S. stocks, as represented by the Russell 2000® Index,10 returned 20.36%; and international stocks, as represented by the MSCI ACWI ex USA Index (Net), posted a gain of 18.24%. High-yield bonds also performed well, returning 13.58%, according to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.11 Based upon the strength witnessed in the U.S. economy, the Federal Reserve (the Fed) increased its targeted range for the federal funds rate twice over the period and investment-grade bonds posted a low, but positive return of 1.58%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Ten largest holdings (%) as of May 31, 2017[12]
Wells Fargo Core Bond Portfolio	17.41
Wells Fargo Short Duration Government Bond Fund Class R6	10.67
Wells Fargo Government Securities Fund Institutional Class	10.53
PIMCO High Yield Fund Institutional Class	6.37
MFS Value Fund Class I	6.01
Oppenheimer International Bond Fund Class I	4.45
Thornburg International Value Fund Institutional Class	3.59
T. Rowe Price Blue Chip Growth Fund Retail Class	3.23
Oakmark Fund Class I	3.00
Invesco Growth and Income Fund Class R6	2.98

The Fund’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative and qualitative factors.

During the period, the portfolio management team added value to the Fund through its tactical asset allocation shifts through futures contracts. After reducing exposure to U.S. Treasuries through short futures in June and July 2016, the team unwound the trades through the fourth quarter of 2016 and the first quarter of 2017. In addition to the Treasury shorts, the team made a brief tactical allocation to equities during the presidential election, which added value.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	23

Wells Fargo WealthBuilder Moderate Balanced Fund (continued)

Hedge altered, small-cap overweight maintained.

The team altered its hedged exposure to Japanese equities by switching to unhedged exposure to the yen. The equity allocation continued to add value to the Fund and outperformed the benchmark for the period.

Equities appear to have more upside potential than U.S. fixed-income securities.

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest-rate increases may be a headwind for fixed-income markets and we remain aware of duration risk. While U.S. equities appear to be fairly valued, they also appear to have more upside potential than U.S. fixed-income securities because the Fed has indicated a bias toward increasing rates.

Internationally, central banks are pursuing accommodative monetary policies that should be supportive of global asset prices. While the decline in commodity prices in recent years had a negative impact on many emerging economies, there appears to be new optimism developing that higher growth rates will return to the emerging markets. As many European multinational companies have significant indirect exposure to emerging markets, Europe also may be poised to take advantage of a rebound; as such, we also are optimistic about expectations for foreign equity markets.

Current target allocation as of May 31, 2017[13]

Neutral target allocation

Please see footnotes on page 21.

24	Wells Fargo WealthBuilder Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2016 to May 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo WealthBuilder Conservative Allocation Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,040.78	$3.82	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000.00	$1,037.40	$7.62	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo WealthBuilder Equity Fund
Class A
Actual	$1,000.00	$1,118.86	$3.96	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000.00	$1,116.25	$7.91	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo WealthBuilder Growth Allocation Fund
Class A
Actual	$1,000.00	$1,097.80	$3.92	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000.00	$1,096.30	$7.84	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

Please see footnote on page 25.

Fund expenses (unaudited)	Wells Fargo WealthBuilder Funds	25

Wells Fargo WealthBuilder Growth Balanced Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,081.25	$3.86	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.75	0.74%
Class C
Actual	$1,000.00	$1,078.98	$7.73	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.50	1.49%
Wells Fargo WealthBuilder Moderate Balanced Fund
Class A
Actual	$1,000.00	$1,060.23	$3.82	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.75	0.74%
Class C
Actual	$1,000.00	$1,057.45	$7.64	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

26	Wells Fargo WealthBuilder Funds	Portfolio of investments—May 31, 2017

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Security name	Shares	Value

Exchange-Traded Funds: 2.08%
iShares MSCI Germany ETF	27,867	$864,434
iShares MSCI Japan ETF	24,304	1,295,160
iShares National AMT-Free Municipal Bond ETF	57,218	6,339,182
SPDR S&P 500 ETF	1,783	430,488

Total Exchange-Traded Funds (Cost $8,347,213)		8,929,264

Investment Companies: 98.03%

Affiliated Master Portfolios: 26.62%
Wells Fargo Core Bond Portfolio		102,861,301
Wells Fargo Emerging Growth Portfolio		3,213,899
Wells Fargo International Growth Portfolio		5,169,637
Wells Fargo Small Company Value Portfolio		3,194,872

		114,439,709

Alternative Investment Funds: 6.45%
AQR Managed Futures Strategy Fund Class R6	478,427	4,305,839
PIMCO CommodityRealReturn Strategy Fund Institutional Class	1,678,574	11,363,945
The Arbitrage Fund Class I †	320,685	4,316,418
Voya Global Real Estate Fund Class I	400,789	7,747,255

		27,733,457

Bond Funds: 47.29%
Federated Institutional High Yield Bond Fund Institutional Class	1,080,491	10,923,765
Oppenheimer International Bond Fund Class I	3,393,074	19,815,554
PIMCO High Yield Fund Institutional Class	3,630,283	32,745,155
Wells Fargo Government Securities Fund Institutional Class (l)	5,543,837	60,649,578
Wells Fargo Short Duration Government Bond Fund Class R6 (l)	7,987,172	79,152,875

		203,286,927

Stock Funds: 17.67%
American Century Growth Fund Institutional Class	150,570	4,956,780
Calamos Market Neutral Income Fund Class I	328,256	4,306,712
DFA International Small Cap Value Portfolio Institutional Class	80,085	1,713,822
Dodge & Cox International Stock Fund	58,726	2,569,278
Invesco Growth and Income Fund Class R6	238,222	6,403,408
MFS Value Fund Class I	335,278	12,908,200
Oakmark Fund Class I	83,857	6,440,200
Oppenheimer Developing Markets Fund Class I	34,109	1,280,447
Royce Pennsylvania Mutual Fund Institutional Class	286,014	3,214,798
T. Rowe Price Blue Chip Growth Fund Retail Class	80,419	6,927,265
T. Rowe Price International Discovery Fund	27,210	1,730,565
Templeton Institutional Foreign Equity Fund Primary Class	122,609	2,578,473
Thornburg International Value Fund Institutional Class	284,807	7,712,577
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	89,764	2,130,089
Wells Fargo Endeavor Select Fund Institutional Class (l)	410,555	3,957,746
Wells Fargo Large Cap Growth Fund Class R6 (l)	78,827	3,959,474
Wells Fargo Small Cap Value Fund Class R6 †(l)	140,526	3,167,462

		75,957,296

Total Investment Companies (Cost $399,032,841)		421,417,389

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo WealthBuilder Funds	27

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.22%

Investment Companies: 0.17%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71%		747,787	$747,787

		Maturity date	Principal
U.S. Treasury Securities: 0.05%
U.S. Treasury Bill (z)#	0.70	6-22-2017	$198,000	197,916

Total Short-Term Investments (Cost $945,702)				945,703

Total investments in securities (Cost $408,325,756) *	100.33%	431,292,356
Other assets and liabilities, net	(0.33)	(1,423,874)

Total net assets	100.00%	$429,868,482

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $414,086,727 and unrealized gains (losses) consists of:

Gross unrealized gains	$32,779,494
Gross unrealized losses	(15,573,865)

Net unrealized gains	$17,205,629

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo WealthBuilder Funds	Portfolio of investments—May 31, 2017

WEALTHBUILDER EQUITY FUND

Security name		Shares	Value

Exchange-Traded Funds: 3.01%
iShares MSCI Germany ETF		173,234	$5,373,719
iShares MSCI Japan ETF		151,258	8,060,539
SPDR S&P 500 ETF		11,101	2,680,225

Total Exchange-Traded Funds (Cost $13,600,698)			16,114,483

Investment Companies: 96.84%

Affiliated Master Portfolios: 13.42%
Wells Fargo Emerging Growth Portfolio			19,884,154
Wells Fargo International Growth Portfolio			32,223,671
Wells Fargo Small Company Value Portfolio			19,581,338

			71,689,163

Stock Funds: 83.42%
American Century Growth Fund Institutional Class		939,149	30,916,776
DFA International Small Cap Value Portfolio Institutional Class		498,776	10,673,814
Dodge & Cox International Stock Fund		364,445	15,944,464
Invesco Growth and Income Fund Class R6		1,469,549	39,501,490
MFS Value Fund Class I		2,085,731	80,300,638
Oakmark Fund Class I		522,057	40,093,945
Oppenheimer Developing Markets Fund Class I		212,061	7,960,758
Royce Pennsylvania Mutual Fund Institutional Class		1,759,478	19,776,529
T. Rowe Price Blue Chip Growth Fund Retail Class		502,380	43,275,023
T. Rowe Price International Discovery Fund		169,258	10,764,782
Templeton Institutional Foreign Equity Fund Primary Class		761,332	16,010,803
Thornburg International Value Fund Institutional Class		1,773,244	48,019,453
Wells Fargo Emerging Markets Equity Fund Class R6 (l)		560,540	13,301,604
Wells Fargo Endeavor Select Fund Institutional Class (l)		2,564,376	24,720,582
Wells Fargo Large Cap Growth Fund Class R6 (l)		492,087	24,717,554
Wells Fargo Small Cap Value Fund Class R6 (l)†		868,025	19,565,284

			445,543,499

Total Investment Companies (Cost $404,362,327)			517,232,662

	Yield
Short-Term Investments: 0.39%

Investment Companies: 0.39%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71%	2,080,791	2,080,791

Total Short-Term Investments (Cost $2,080,791)			2,080,791

Total investments in securities (Cost $420,043,816) *	100.24%	535,427,936
Other assets and liabilities, net	(0.24)	(1,305,439)

Total net assets	100.00%	$534,122,497

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $415,000,819 and unrealized gains (losses) consists of:

Gross unrealized gains	$128,497,472
Gross unrealized losses	(8,070,355)

Net unrealized gains	$120,427,117

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo WealthBuilder Funds	29

WEALTHBUILDER GROWTH ALLOCATION FUND

Security name	Shares	Value

Exchange-Traded Funds: 2.69%
iShares MSCI Germany ETF	104,884	$3,253,502
iShares MSCI Japan ETF	91,590	4,880,831
iShares National AMT-Free Municipal Bond ETF	9,766	1,081,975
SPDR S&P 500 ETF	6,736	1,626,340

Total Exchange-Traded Funds (Cost $9,279,881)		10,842,648

Investment Companies: 97.21%

Affiliated Master Portfolios: 15.46%
Wells Fargo Core Bond Portfolio		18,861,455
Wells Fargo Emerging Growth Portfolio		12,111,410
Wells Fargo International Growth Portfolio		19,532,552
Wells Fargo Small Company Value Portfolio		11,871,964

		62,377,381

Alternative Investment Funds: 6.22%
AQR Managed Futures Strategy Fund Class R6	395,150	3,556,343
PIMCO CommodityRealReturn Strategy Fund Institutional Class	1,535,631	10,396,219
The Arbitrage Fund Class I †	297,832	4,008,820
Voya Global Real Estate Fund Class I	368,338	7,119,966

		25,081,348

Bond Funds: 7.46%
Federated Institutional High Yield Bond Fund Institutional Class	269,417	2,723,803
Oppenheimer International Bond Fund Class I	1,388,839	8,110,821
PIMCO High Yield Fund Institutional Class	905,277	8,165,597
Wells Fargo Government Securities Fund Institutional Class (l)	1,013,631	11,089,127

		30,089,348

Stock Funds: 68.07%
American Century Growth Fund Institutional Class	570,220	18,771,643
Calamos Market Neutral Income Fund Class I	306,197	4,017,301
DFA International Small Cap Value Portfolio Institutional Class	302,002	6,462,838
Dodge & Cox International Stock Fund	221,133	9,674,559
Invesco Growth and Income Fund Class R6	895,664	24,075,460
MFS Value Fund Class I	1,266,345	48,754,277
Oakmark Fund Class I	316,579	24,313,299
Oppenheimer Developing Markets Fund Class I	128,685	4,830,830
Royce Pennsylvania Mutual Fund Institutional Class	1,071,969	12,048,930
T. Rowe Price Blue Chip Growth Fund Retail Class	305,261	26,295,192
T. Rowe Price International Discovery Fund	102,564	6,523,100
Templeton Institutional Foreign Equity Fund Primary Class	460,871	9,692,119
Thornburg International Value Fund Institutional Class	1,074,403	29,094,839
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	340,249	8,074,101
Wells Fargo Endeavor Select Fund Institutional Class (l)	1,558,431	15,023,270
Wells Fargo Large Cap Growth Fund Class R6 (l)	298,893	15,013,404
Wells Fargo Small Cap Value Fund Class R6 †(l)	527,919	11,899,285

		274,564,447

Total Investment Companies (Cost $333,966,726)		392,112,524

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo WealthBuilder Funds	Portfolio of investments—May 31, 2017

WEALTHBUILDER GROWTH ALLOCATION FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.23%

Investment Companies: 0.14%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71%		542,343	$542,343

		Maturity date	Principal
U.S. Treasury Securities: 0.09%
U.S. Treasury Bill (z)#	0.70	6-22-2017	$363,000	362,846

Total Short-Term Investments (Cost $905,187)				905,189

Total investments in securities (Cost $344,151,794) *	100.13%	403,860,361
Other assets and liabilities, net	(0.13)	(506,211)

Total net assets	100.00%	$403,354,150

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $345,258,533 and unrealized gains (losses) consists of:

Gross unrealized gains	$74,598,922
Gross unrealized losses	(15,997,094)

Net unrealized gains	$58,601,828

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo WealthBuilder Funds	31

WEALTHBUILDER GROWTH BALANCED FUND

Security name	Shares	Value

Exchange-Traded Funds: 2.48%
iShares MSCI Germany ETF	169,932	$5,271,291
iShares MSCI Japan ETF	147,847	7,878,767
iShares National AMT-Free Municipal Bond ETF	52,509	5,817,472
SPDR S&P 500 ETF	10,867	2,623,728

Total Exchange-Traded Funds (Cost $18,935,180)		21,591,258

Investment Companies: 97.41%

Affiliated Master Portfolios: 19.54%
Wells Fargo Core Bond Portfolio		99,514,847
Wells Fargo Emerging Growth Portfolio		19,569,084
Wells Fargo International Growth Portfolio		31,537,583
Wells Fargo Small Company Value Portfolio		19,217,669

		169,839,183

Alternative Investment Funds: 6.31%
AQR Managed Futures Strategy Fund Class R6	903,789	8,134,105
PIMCO CommodityRealReturn Strategy Fund Institutional Class	3,336,598	22,588,772
The Arbitrage Fund Class I †	646,024	8,695,489
Voya Global Real Estate Fund Class I	798,695	15,438,768

		54,857,134

Bond Funds: 20.31%
Federated Institutional High Yield Bond Fund Institutional Class	1,394,757	14,100,997
Oppenheimer International Bond Fund Class I	7,111,402	41,530,587
PIMCO High Yield Fund Institutional Class	4,686,974	42,276,507
Wells Fargo Government Securities Fund Institutional Class (l)	7,182,970	78,581,686

		176,489,777

Stock Funds: 51.25%
American Century Growth Fund Institutional Class	918,462	30,235,767
Calamos Market Neutral Income Fund Class I	664,013	8,711,856
DFA International Small Cap Value Portfolio Institutional Class	488,584	10,455,696
Dodge & Cox International Stock Fund	358,343	15,677,510
Invesco Growth and Income Fund Class R6	1,446,947	38,893,941
MFS Value Fund Class I	2,044,278	78,704,713
Oakmark Fund Class I	511,053	39,248,899
Oppenheimer Developing Markets Fund Class I	208,170	7,814,687
Royce Pennsylvania Mutual Fund Institutional Class	1,731,361	19,460,498
T. Rowe Price Blue Chip Growth Fund Retail Class	491,130	42,305,906
T. Rowe Price International Discovery Fund	165,563	10,529,797
Templeton Institutional Foreign Equity Fund Primary Class	747,281	15,715,315
Thornburg International Value Fund Institutional Class	1,739,706	47,111,243
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	550,204	13,056,341
Wells Fargo Endeavor Select Fund Institutional Class (l)	2,507,592	24,173,186
Wells Fargo Large Cap Growth Fund Class R6 (l)	481,204	24,170,882
Wells Fargo Small Cap Value Fund Class R6 †(l)	853,167	19,230,389

		445,496,626

Total Investment Companies (Cost $740,225,672)		846,682,720

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo WealthBuilder Funds	Portfolio of investments—May 31, 2017

WEALTHBUILDER GROWTH BALANCED FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.18%

Investment Companies: 0.09%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71%		783,016	$783,016

		Maturity date	Principal
U.S. Treasury Securities: 0.09%
U.S. Treasury Bill (z)#	0.70	6-22-2017	$786,000	785,666

Total Short-Term Investments (Cost $1,568,678)				1,568,682

Total investments in securities (Cost $760,729,530) *	100.07%	869,842,660
Other assets and liabilities, net	(0.07)	(627,714)

Total net assets	100.00%	$869,214,946

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $768,024,734 and unrealized gains (losses) consists of:

Gross unrealized gains	$150,832,795
Gross unrealized losses	(49,014,869)

Net unrealized gains	$101,817,926

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo WealthBuilder Funds	33

WEALTHBUILDER MODERATE BALANCED FUND

Security name	Shares	Value

Exchange-Traded Funds: 2.28%
iShares MSCI Germany ETF	91,861	$2,849,528
iShares MSCI Japan ETF	80,144	4,270,874
iShares National AMT-Free Municipal Bond ETF	68,587	7,598,754
SPDR S&P 500 ETF	5,880	1,419,667

Total Exchange-Traded Funds (Cost $14,566,017)		16,138,823

Investment Companies: 97.76%

Affiliated Master Portfolios: 22.80%
Wells Fargo Core Bond Portfolio		123,302,259
Wells Fargo Emerging Growth Portfolio		10,590,861
Wells Fargo International Growth Portfolio		17,045,691
Wells Fargo Small Company Value Portfolio		10,509,848

		161,448,659

Alternative Investment Funds: 6.43%
AQR Managed Futures Strategy Fund Class R6	778,609	7,007,482
PIMCO CommodityRealReturn Strategy Fund Institutional Class	2,756,522	18,661,654
The Arbitrage Fund Class I †	528,709	7,116,418
Voya Global Real Estate Fund Class I	660,767	12,772,621

		45,558,175

Bond Funds: 34.15%
Federated Institutional High Yield Bond Fund Institutional Class	1,488,707	15,050,823
Oppenheimer International Bond Fund Class I	5,398,313	31,526,150
PIMCO High Yield Fund Institutional Class	5,000,654	45,105,903
Wells Fargo Government Securities Fund Institutional Class (l)	6,815,930	74,566,276
Wells Fargo Short Duration Government Bond Fund Class R6 (l)	7,622,046	75,534,477

		241,783,629

Stock Funds: 34.38%
American Century Growth Fund Institutional Class	496,579	16,347,365
Calamos Market Neutral Income Fund Class I	541,069	7,098,829
DFA International Small Cap Value Portfolio Institutional Class	263,997	5,649,527
Dodge & Cox International Stock Fund	193,524	8,466,673
Invesco Growth and Income Fund Class R6	786,264	21,134,765
MFS Value Fund Class I	1,105,742	42,571,071
Oakmark Fund Class I	276,598	21,242,758
Oppenheimer Developing Markets Fund Class I	112,495	4,223,062
Royce Pennsylvania Mutual Fund Institutional Class	942,660	10,595,494
T. Rowe Price Blue Chip Growth Fund Retail Class	265,247	22,848,383
T. Rowe Price International Discovery Fund	89,661	5,702,469
Templeton Institutional Foreign Equity Fund Primary Class	404,170	8,499,704
Thornburg International Value Fund Institutional Class	938,808	25,422,920
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	296,473	7,035,316
Wells Fargo Endeavor Select Fund Institutional Class (l)	1,353,776	13,050,405
Wells Fargo Large Cap Growth Fund Class R6 (l)	260,017	13,060,647
Wells Fargo Small Cap Value Fund Class R6 †(l)	463,699	10,451,781

		243,401,169

Total Investment Companies (Cost $634,182,802)		692,191,632

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo WealthBuilder Funds	Portfolio of investments—May 31, 2017

WEALTHBUILDER MODERATE BALANCED FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.18%

Investment Companies: 0.09%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.71%		631,159	$631,159

		Maturity date	Principal
U.S. Treasury Securities: 0.09%
U.S. Treasury Bill (z)#	0.70	6-22-2017	$653,000	652,722

Total Short-Term Investments (Cost $1,283,878)				1,283,881

Total investments in securities (Cost $650,032,697) *	100.22%	709,614,336
Other assets and liabilities, net	(0.22)	(1,530,281)

Total net assets	100.00%	$708,084,055

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $654,485,543 and unrealized gains (losses) consists of:

Gross unrealized gains	$81,098,532
Gross unrealized losses	(25,969,739)

Net unrealized gains	$55,128,793

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

36	Wells Fargo WealthBuilder Funds	Statements of assets and liabilities—May 31, 2017

	WealthBuilder Conservative Allocation Fund	WealthBuilder Equity Fund

Assets
Investments
In unaffiliated Underlying Funds and securities, at value (see cost below)	$163,087,636	$379,352,958
In affiliated Underlying Funds, at value (see cost below)	153,765,011	84,385,815
In affiliated Master Portfolios, at value (see cost below)	114,439,709	71,689,163

Total investments, at value (see cost below)	431,292,356	535,427,936
Receivable for investments sold	352,461	319,258
Receivable for Fund shares sold	85,796	241,009
Receivable for dividends	528,492	0
Prepaid expenses and other assets	0	18,255

Total assets	432,259,105	536,006,458

Liabilities
Payable for investments purchased	496,207	0
Payable for Fund shares redeemed	1,313,395	1,163,830
Payable for daily variation margin on open futures contracts	17,578	0
Management fee payable	89,189	112,223
Distribution fee payable	276,889	339,600
Administration fees payable	77,649	95,377
Shareholder servicing fees payable	92,440	113,545
Accrued expenses and other liabilities	27,276	59,386

Total liabilities	2,390,623	1,883,961

Total net assets	$429,868,482	$534,122,497

NET ASSETS CONSIST OF
Paid-in capital	$409,596,133	$419,018,897
Undistributed (accumulated) net investment income (loss)	5,393	(2,332,950)
Accumulated net realized gains (losses) on investments	(2,646,690)	2,052,430
Net unrealized gains on investments	22,913,646	115,384,120

Total net assets	$429,868,482	$534,122,497

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$4,468,280	$1,668,966
Shares outstanding – Class A1	424,825	77,963
Net asset value per share – Class A	$10.52	$21.41
Maximum offering price per share – Class A2	$11.16	$22.72
Net assets – Class C	$425,400,202	$532,453,531
Shares outstanding – Class C1	40,472,395	24,923,722
Net asset value per share – Class C	$10.51	$21.36

Investments in unaffiliated Underlying Funds and securities, at cost	$140,500,373	$270,739,827

Investments in affiliated Underlying Funds, at cost	$152,078,680	$75,717,410

Investments in affiliated Master Portfolios, at cost	$115,746,703	$73,586,579

Total investments, at cost	$408,325,756	$420,043,816

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2017	Wells Fargo WealthBuilder Funds	37

WealthBuilder Growth Allocation Fund	WealthBuilder Growth Balanced Fund	WealthBuilder Moderate Balanced Fund

$279,841,450	$540,007,977	$353,835,616
61,641,530	159,995,500	194,330,061
62,377,381	169,839,183	161,448,659

403,860,361	869,842,660	709,614,336
424,734	1,869,474	649,824
222,705	212,556	246,236
101,287	561,850	668,206
13,371	9,071	18,365

404,622,458	872,495,611	711,196,967

94,793	525,410	626,919
617,612	1,512,735	1,509,963
33,891	72,984	59,484
82,450	185,391	151,602
257,887	555,295	454,329
72,267	155,729	127,346
86,032	185,391	151,602
23,376	87,730	31,667

1,268,308	3,280,665	3,112,912

$403,354,150	$869,214,946	$708,084,055

$338,543,629	$751,253,820	$643,566,682
(67,502)	3,346,524	15,559
5,271,429	5,721,185	5,099,373
59,606,594	108,893,417	59,402,441

$403,354,150	$869,214,946	$708,084,055

$357,178	$1,463,963	$800,266
24,458	102,818	67,622
$14.60	$14.24	$11.83
$15.49	$15.11	$12.55
$402,996,972	$867,750,983	$707,283,789
27,648,222	61,078,334	59,783,938
$14.58	$14.21	$11.83

$221,647,151	$433,624,081	$295,544,739

$58,756,286	$153,074,697	$190,318,313

$63,748,357	$174,030,752	$164,169,645

$344,151,794	$760,729,530	$650,032,697

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo WealthBuilder Funds	Statements of operations—year ended May 31, 2017

	WealthBuilder Conservative Allocation Fund	WealthBuilder Equity Fund

Investment income
Dividends from unaffiliated Underlying Funds	$5,640,370	$5,159,265
Dividends from affiliated Underlying Funds	3,006,583	208,599
Interest allocated from affiliated Master Portfolios*	2,552,034	0
Dividends allocated from affiliated Master Portfolios**	190,428	1,033,534
Affiliated income allocated from affiliated Master Portfolios	16,758	8,088
Securities lending income allocated from affiliated Master Portfolios	33,521	69,808
Other income and other income allocated from affiliated Master Portfolios	1,660	6,573
Interest	522	41
Expenses allocated from affiliated Master Portfolios	(532,547)	(621,671)
Waivers allocated from affiliated Master Portfolios	5,199	0

Total investment income	10,914,528	5,864,237

Expenses
Management fee	1,229,816	1,298,315
Administration fees
Class A	198 [1]	535 [1]
Class C2	1,032,847	1,090,050
Shareholder servicing fees
Class A	236 [1]	636 [1]
Class C2	1,227,715	1,292,995
Distribution fee
Class C2	3,688,740	3,893,036
Custody and accounting fees	71,265	58,696
Professional fees	32,974	34,091
Registration fees	55,243	52,553
Shareholder report expenses	30,547	54,714
Trustees’ fees and expenses	11,914	15,315
Other fees and expenses	12,067	13,539

Total expenses	7,393,562	7,804,475
Less: Fee waivers and/or expense reimbursements	(15,682)	(19,463)

Net expenses	7,377,880	7,785,012

Net investment income (loss)	3,536,648	(1,920,775)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	(249,181)	5,946,137
Affiliated Underlying Funds	(507,043)	(3,709,161)
Futures transactions	78,595	(1,209,573)
Capital gain distributions from unaffiliated Underlying Funds	1,561,341	7,861,763
Capital gain distributions from affiliated Underlying Funds	3,017,279	6,463,908
Securities transactions allocated from affiliated Master Portfolios	1,916,898	4,918,746

Net realized gains on investments	5,817,889	20,271,820

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	12,751,345	65,570,926
Affiliated Underlying Funds	(1,338,178)	(7,463,926)
Futures transactions	65,077	350,245
Securities transactions allocated from affiliated Master Portfolios	(84,128)	5,470,572

Net change in unrealized gains (losses) on investments	11,394,116	63,927,817

Net realized and unrealized gains (losses) on investments	17,212,005	84,199,637

Net increase in net assets resulting from operations	$20,748,653	$82,278,862

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$1,633	$0
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$17,396	$97,929

[1]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[2]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C which has a similar expense structure.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2017	Wells Fargo WealthBuilder Funds	39

WealthBuilder Growth Allocation Fund	WealthBuilder Growth Balanced Fund	WealthBuilder Moderate Balanced Fund

$4,978,296	$12,507,479	$9,724,642
317,665	1,621,640	3,156,202
422,739	2,294,281	2,945,635
663,643	1,105,246	615,799
7,584	22,179	22,367
50,011	96,032	66,797
4,117	7,514	4,344
907	2,016	1,698
(468,459)	(1,042,170)	(854,170)
843	4,618	5,985

5,977,346	16,618,835	15,689,299

1,040,823	2,317,100	1,952,364

95 [1]	447 [1]	273	[1]
874,196	1,945,917	1,639,713

113 [1]	532 [1]	325	[1]
1,039,085	2,313,073	1,948,735

3,122,130	6,949,705	5,856,118
58,733	83,417	67,408
32,470	32,474	32,974
48,370	68,142	51,257
42,628	76,471	50,859
12,910	12,910	12,728
9,479	16,106	17,384

6,281,032	13,816,294	11,630,138
(36,434)	0	0

6,244,598	13,816,294	11,630,138

(267,252)	2,802,541	4,059,161

(6,929,140)	1,585,269	756,191
3,522,870	(5,707,107)	(3,400,282)
(412,404)	(339,673)	184,899
5,045,759	8,499,848	4,726,581
4,597,066	9,390,359	6,097,715
3,575,390	7,084,419	4,631,055

9,399,541	20,513,115	12,996,159

33,333,171	57,055,476	33,830,856
8,516,222	11,536,853	4,719,611
234,572	383,296	203,058
3,190,340	4,169,555	1,654,750

45,274,305	73,145,180	40,408,275

54,673,846	93,658,295	53,404,434

$54,406,594	$96,460,836	$57,463,595

$261	$1,433	$1,869
$61,799	$101,711	$56,374

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo WealthBuilder Funds	Statements of changes in net assets

	WealthBuilder Conservative Allocation Fund
	Year ended May 31, 2017			Year ended May 31, 2016

Operations
Net investment income			$3,536,648		$3,555,221
Net realized gains on investments			5,817,889		11,813,160
Net change in unrealized gains (losses) on investments			11,394,116		(21,780,570)

Net increase (decrease) in net assets resulting from operations			20,748,653		(6,412,189)

Distributions to shareholders from
Net investment income
Class A			(739)[1]		N/A
Class C2			(4,476,555)		(4,111,475)
Net realized gains
Class C2			(8,245,255)		(13,989,868)

Total distributions to shareholders			(12,722,549)		(18,101,343)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	457,308	[1]	4,802,496 [1]	N/A	N/A
Class C2	50,250,800		520,007,901	11,262,600	116,710,681

			524,810,397		116,710,681

Reinvestment of distributions
Class A	71	[1]	739 [1]	N/A	N/A
Class C2	1,234,251		12,700,459	1,769,710	18,074,814

			12,701,198		18,074,814

Payment for shares redeemed
Class A	(32,554)[1]		(340,032)[1]	N/A	N/A
Class C2	(61,728,204)		(639,161,083)	(12,671,692)	(131,499,027)

			(639,501,115)		(131,499,027)

Net increase (decrease) in net assets resulting from capital share transactions			(101,989,520)		3,286,468

Total decrease in net assets			(93,963,416)		(21,227,064)

Net assets
Beginning of period			523,831,898		545,058,962

End of period			$429,868,482		$523,831,898

Undistributed net investment income			$5,393		$5,393

[1]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[2]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo WealthBuilder Funds	41

	WealthBuilder Equity Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment loss		$(1,920,775)		$(1,950,709)
Net realized gains on investments		20,271,820		34,892,385
Net change in unrealized gains (losses) on investments		63,927,817		(61,294,966)

Net increase (decrease) in net assets resulting from operations		82,278,862		(28,353,290)

Distributions to shareholders from
Net realized gains
Class C1		(125,172)		0

Total distributions to shareholders		(125,172)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	78,426 [2]	1,611,783 [2]	N/A	N/A
Class C1	28,597,801	574,900,038	3,205,454	58,573,911

		576,511,821		58,573,911

Reinvestment of distributions
Class C1	6,405	125,081	0	0

		125,081

Payment for shares redeemed
Class A	(463)[2]	(9,821)[2]	N/A	N/A
Class C1	(33,935,947)	(679,214,430)	(3,286,179)	(59,408,002)

		(679,224,251)		(59,408,002)

Net asset value of shares issued in acquisition
Class C1	7,072,695	131,447,569	0	0

Net increase (decrease) in net assets resulting from capital share transactions		28,860,220		(834,091)

Total increase (decrease) in net assets		111,013,910		(29,187,381)

Net assets
Beginning of period		423,108,587		452,295,968

End of period		$534,122,497		$423,108,587

Accumulated net investment loss		$(2,332,950)		$(1,656,016)

[1]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[2]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo WealthBuilder Funds	Statements of changes in net assets

	WealthBuilder Growth Allocation Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment loss		$(267,252)		$(264,589)
Net realized gains on investments		9,399,541		27,847,764
Net change in unrealized gains (losses) on investments		45,274,305		(50,418,355)

Net increase (decrease) in net assets resulting from operations		54,406,594		(22,835,180)

Distributions to shareholders from
Net investment income
Class A		0 [1]		N/A
Class C2		0		(1,351,047)
Net realized gains
Class A		0 [1]		N/A
Class C2		(18,928,747)		(24,150,116)

Total distributions to shareholders		(18,928,747)		(25,501,163)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	25,122 [1]	359,510 [1]	N/A	N/A
Class C2	32,208,678	447,915,098	5,396,148	74,412,404

		448,274,608		74,412,404

Reinvestment of distributions
Class C2	1,397,714	18,911,060	1,913,338	25,485,665

		18,911,060		25,485,665

Payment for shares redeemed
Class A	(664)[1]	(9,605)[1]	N/A	N/A
Class C2	(38,049,843)	(528,927,356)	(5,456,680)	(73,073,460)

		(528,936,961)		(73,073,460)

Net increase (decrease) in net assets resulting from capital share transactions		(61,751,293)		26,824,609

Total decrease in net assets		(26,273,446)		(21,511,734)

Net assets
Beginning of period		429,627,596		451,139,330

End of period		$403,354,150		$429,627,596

Accumulated net investment loss		$(67,502)		$(827,470)

[1]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[2]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo WealthBuilder Funds	43

	WealthBuilder Growth Balanced Fund
	Year ended May 31, 2017		Year ended May 31, 2016

Operations
Net investment income		$2,802,541		$2,571,491
Net realized gains on investments		20,513,115		53,926,296
Net change in unrealized gains (losses) on investments		73,145,180		(92,513,666)

Net increase (decrease) in net assets resulting from operations		96,460,836		(36,015,879)

Distributions to shareholders from
Net investment income
Class C1		0		(4,755,991)
Net realized gains
Class C1		(35,479,631)		(47,555,710)

Total distributions to shareholders		(35,479,631)		(52,311,701)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	103,213 [2]	1,431,956 [2]	N/A	N/A
Class C1	71,739,520	980,884,168	11,752,345	160,180,764

		982,316,124		160,180,764

Reinvestment of distributions
Class C1	2,655,063	35,471,638	3,970,170	52,269,033

		35,471,638		52,269,033

Payment for shares redeemed
Class A	(395)[2]	(5,470)[2]	N/A	N/A
Class C1	(86,052,576)	(1,176,480,729)	(13,141,127)	(175,600,976)

		(1,176,486,199)		(175,600,976)

Net increase (decrease) in net assets resulting from capital share transactions		(158,698,437)		36,848,821

Total decrease in net assets		(97,717,232)		(51,478,759)

Net assets
Beginning of period		966,932,178		1,018,410,937

End of period		$869,214,946		$966,932,178

Undistributed (overdistributed) net investment income		$3,346,524		$(253,996)

[1]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[2]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo WealthBuilder Funds	Statements of changes in net assets

	WealthBuilder Moderate Balanced Fund
	Year ended May 31, 2017			Year ended May 31, 2016

Operations
Net investment income			$4,059,161		$4,103,910
Net realized gains on investments			12,996,159		33,049,669
Net change in unrealized gains (losses) on investments			40,408,275		(56,977,733)

Net increase (decrease) in net assets resulting from operations			57,463,595		(19,824,154)

Distributions to shareholders from
Net investment income
Class A			(1,842)[1]		N/A
Class C2			(5,341,699)		(5,066,403)
Net realized gains
Class C2			(23,319,535)		(33,712,193)

Total distributions to shareholders			(28,663,076)		(38,778,596)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	67,971	[1]	790,432 [1]	N/A	N/A
Class C2	70,643,892		816,513,509	12,731,081	147,098,031

			817,303,941		147,098,031

Reinvestment of distributions
Class A	160	[1]	1,842 [1]	N/A	N/A
Class C2	2,512,330		28,613,114	3,437,045	38,720,686

			28,614,956		38,720,686

Payment for shares redeemed
Class A	(509)[1]		(5,998)[1]	N/A	N/A
Class C2	(86,476,558)		(999,847,006)	(16,329,458)	(187,173,600)

			(999,853,004)		(187,173,600)

Net decrease in net assets resulting from capital share transactions			(153,934,107)		(1,354,883)

Total decrease in net assets			(125,133,588)		(59,957,633)

Net assets
Beginning of period			833,217,643		893,175,276

End of period			$708,084,055		$833,217,643

Undistributed net investment income			$15,559		$194,432

[1]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[2]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

46	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Conservative Allocation Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017[3]	$10.34	0.04	0.18	(0.04)	0.00	$10.52
Class C4
Year ended May 31, 2017	$10.33	0.07	0.38	(0.10)	(0.17)	$10.51
Year ended May 31, 2016	$10.82	0.07	(0.20)	(0.08)	(0.28)	$10.33
Year ended May 31, 2015	$10.92	0.04	0.15	(0.05)	(0.24)	$10.82
Year ended May 31, 2014	$10.95	0.03	0.42	(0.05)	(0.43)	$10.92
Year ended May 31, 2013	$10.57	0.06	0.59	(0.08)	(0.19)	$10.95

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016	2015	2014	2013
Class A	0.11%[3]	N/A	N/A	N/A	N/A
Class C4	0.11	0.11%	0.11%	0.09%	0.10%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[4]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	47

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.34%	0.76%	0.75%	2.14%	175%	$4,468

0.72%	1.50%	1.50%	4.42%	175%	$425,400
0.68%	1.51%	1.50%	(1.11)%	198%	$523,832
0.34%	1.55%	1.50%	1.75%	169%	$545,059
0.32%	1.55%	1.50%	4.19%	139%	$580,937
0.53%	1.54%	1.50%	6.19%	128%	$659,977

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Equity Fund	Beginning net asset value per share	Net investment loss	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017[3]	$20.15	(0.02)[4]	1.28	0.00	0.00	$21.41
Class C5
Year ended May 31, 2017	$18.25	(0.07)	3.19	0.00	(0.01)	$21.36
Year ended May 31, 2016	$19.44	(0.08)	(1.11)	0.00	0.00	$18.25
Year ended May 31, 2015	$18.07	(0.08)	1.45	0.00	0.00	$19.44
Year ended May 31, 2014	$15.61	(0.08)	2.54	0.00	0.00	$18.07
Year ended May 31, 2013	$13.12	(0.07)	2.58	(0.02)	0.00	$15.61

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016	2015	2014	2013
Class A	0.12%[3]	N/A	N/A	N/A	N/A
Class C5	0.12	0.12%	0.12%	0.13%	0.17%

[2]	Total return calculations do not include any sales charges.

[3]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[4]	Calculated based upon average shares outstanding.

[5]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	49

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment loss	Gross expenses[1]	Net expenses[1]

(0.30)%	0.75%	0.75%	6.25%	30%	$1,669

(0.37)%	1.50%	1.50%	17.07%	30%	$532,454
(0.46)%	1.51%	1.50%	(6.12)%	27%	$423,109
(0.44)%	1.55%	1.50%	7.58%	27%	$452,296
(0.45)%	1.56%	1.50%	15.76%	23%	$421,949
(0.49)%	1.56%	1.50%	19.16%	67%	$371,334

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Growth Allocation Fund	Beginning net asset value per share	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017[3]	$13.92	0.01 [4]	0.67	0.00	0.00	$14.60
Class C5
Year ended May 31, 2017	$13.39	(0.01)[4]	1.84	0.00	(0.64)	$14.58
Year ended May 31, 2016	$14.92	(0.01)	(0.71)	(0.04)	(0.77)	$13.39
Year ended May 31, 2015	$14.78	(0.02)	0.89	(0.12)	(0.61)	$14.92
Year ended May 31, 2014	$13.08	(0.03)	1.89	(0.00)[6]	(0.16)	$14.78
Year ended May 31, 2013	$10.87	(0.01)	2.23	(0.01)	0.00	$13.08

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016	2015	2014	2013
Class A	0.11%[3]	N/A	N/A	N/A	N/A
Class C5	0.11	0.11%	0.11%	0.12%	0.15%

[2]	Total return calculations do not include any sales charges.

[3]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[4]	Calculated based upon average shares outstanding.

[5]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[6]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	51

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.16%	0.76%	0.75%	4.89%	58%	$357

(0.06)%	1.51%	1.50%	14.05%	58%	$402,997
(0.06)%	1.51%	1.50%	(4.79)%	59%	$429,628
(0.20)%	1.55%	1.50%	6.14%	53%	$451,139
(0.19)%	1.57%	1.50%	14.28%	60%	$402,238
(0.13)%	1.57%	1.50%	20.39%	98%	$324,723

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Growth Balanced Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017[3]	$13.68	0.01	0.55	0.00	0.00	$14.24
Class C4
Year ended May 31, 2017	$13.29	0.05	1.40	0.00	(0.53)	$14.21
Year ended May 31, 2016	$14.52	0.03	(0.53)	(0.06)	(0.67)	$13.29
Year ended May 31, 2015	$14.42	0.01	0.67	(0.10)	(0.48)	$14.52
Year ended May 31, 2014	$12.90	0.01	1.55	(0.04)	0.00	$14.42
Year ended May 31, 2013	$10.97	0.01	1.95	(0.03)	0.00	$12.90

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016	2015	2014	2013
Class A	0.11%[3]	N/A	N/A	N/A	N/A
Class C4	0.11	0.11%	0.11%	0.12%	0.15%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[4]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	53

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

0.54%	0.74%	0.74%	4.09%	102%	$1,464

0.30%	1.49%	1.49%	11.14%	102%	$867,751
0.26%	1.49%	1.49%	(3.39)%	100%	$966,932
0.06%	1.54%	1.50%	4.89%	89%	$1,018,411
0.04%	1.54%	1.50%	12.07%	94%	$936,593
0.06%	1.54%	1.50%	17.85%	117%	$788,285

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Moderate Balanced Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017[3]	$11.56	0.07		0.28	(0.08)	0.00	$11.83
Class C4
Year ended May 31, 2017	$11.40	0.06		0.80	(0.08)	(0.35)	$11.83
Year ended May 31, 2016	$12.19	0.05		(0.30)	(0.07)	(0.47)	$11.40
Year ended May 31, 2015	$12.21	0.03		0.39	(0.07)	(0.37)	$12.19
Year ended May 31, 2014	$12.03	0.02		0.91	(0.04)	(0.71)	$12.21
Year ended May 31, 2013	$10.96	0.04	[5]	1.21	(0.06)	(0.12)	$12.03

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016	2015	2014	2013
Class A	0.11%[3]	N/A	N/A	N/A	N/A
Class C4	0.11	0.11%	0.11%	0.10%	0.12%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[4]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[5]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	55

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.03%	0.74%	0.74%	3.06%	136%	$800

0.52%	1.49%	1.49%	7.75%	136%	$707,284
0.48%	1.49%	1.49%	(2.02)%	150%	$833,218
0.21%	1.55%	1.50%	3.44%	129%	$893,175
0.17%	1.54%	1.50%	7.94%	110%	$867,327
0.34%	1.54%	1.50%	11.42%	115%	$799,251

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo WealthBuilder Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo WealthBuilder Conservative Allocation Fund (“WealthBuilder Conservative Allocation Fund”), Wells Fargo WealthBuilder Equity Fund (“WealthBuilder Equity Fund”), Wells Fargo WealthBuilder Growth Allocation Fund (“WealthBuilder Growth Allocation Fund” ), Wells Fargo WealthBuilder Growth Balanced Fund (“WealthBuilder Growth Balanced Fund” ) and Wells Fargo WealthBuilder Moderate Balanced Fund (“WealthBuilder Moderate Balanced Fund” ) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Effective at the close of business on February 10, 2017, each Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and converted to Class C shares. At the same time, each Fund was renamed and began offering Class A and Class C shares. The name changes of each Fund were as follows:

Former fund name	New fund name
Wells Fargo WealthBuilder Conservative Allocation Portfolio	Wells Fargo WealthBuilder Conservative Allocation Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Equity Fund
Wells Fargo WealthBuilder Growth Allocation Portfolio	Wells Fargo WealthBuilder Growth Allocation Fund
Wells Fargo WealthBuilder Growth Balanced Portfolio	Wells Fargo WealthBuilder Growth Balanced Fund
Wells Fargo WealthBuilder Moderate Balanced Portfolio	Wells Fargo WealthBuilder Moderate Balanced Fund

Each Fund is a fund-of-funds that may invest in various affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained by contacting Investor Services for the Wells Fargo Funds or by contacting the servicing agent of the unaffiliated mutual funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Funds’ Valuation Procedures.

Notes to financial statements	Wells Fargo WealthBuilder Funds	57

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Fund may enter into futures contracts and may be subject to interest rate risk, equity price risk, and foreign currency risk in the normal course of pursuing its investment objectives. A Fund may buy and sell futures contracts in order to effect tactical allocations changes in a Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Funds’ fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

58	Wells Fargo WealthBuilder Funds	Notes to financial statements

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (accumulated) net investment income (loss)	Accumulated net realized gains (losses) on investments
WealthBuilder Conservative Allocation Fund	$130,287	$940,646	$(1,070,933)
WealthBuilder Equity Fund	(744,161)	1,243,603	(499,442)
WealthBuilder Growth Allocation Fund	435,835	1,027,220	(1,463,055)
WealthBuilder Growth Balanced Fund	747,374	797,979	(1,545,353)
WealthBuilder Moderate Balanced Fund	420,367	1,105,507	(1,525,874)

As of May 31, 2017, WealthBuilder Equity Fund had capital loss carryforwards that are available to offset future net realized capital gains in the amount of $2,894,695 which expires in 2018.

At May 31, 2017, late-year ordinary losses, which will be recognized on the first day of the following fiscal year, were as follows:

Late-year ordinary losses deferred
WealthBuilder Equity Fund	$(2,428,822)
WealthBuilder Growth Allocation Fund	(87,088)

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo WealthBuilder Funds	59

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2017:

WealthBuilder Conservative Allocation Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$8,929,264	$0	$0	$8,929,264

Investment companies	306,977,680	0	0	306,977,680

Short-term investments
Investment companies	747,787	0	0	747,787
U.S. Treasury securities	197,916	0	0	197,916
Investments measured at net asset value*				114,439,709
Total assets	$316,852,647	$0	$0	$431,292,356
Liabilities
Futures contracts	$17,578	$0	$0	$17,578
Total liabilities	$17,578	$0	$0	$17,578

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in the aggregated affiliated Master Portfolios valued at $114,439,709 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

WealthBuilder Equity Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$16,114,483	$0	$0	$16,114,483

Investment companies	445,543,499	0	0	445,543,499

Short-term investments
Investment companies	2,080,791	0	0	2,080,791
Investments measured at net asset value*				71,689,163
Total assets	$463,738,773	$0	$0	$535,427,936

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in the aggregated affiliated Master Portfolios valued at $71,689,163 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

60	Wells Fargo WealthBuilder Funds	Notes to financial statements

WealthBuilder Growth Allocation Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$10,842,648	$0	$0	$10,842,648

Investment companies	329,735,143	0	0	329,735,143

Short-term investments
Investment companies	542,343	0	0	542,343
U.S. Treasury securities	362,846	0	0	362,846
Investments measured at net asset value*				62,377,381
Total assets	$341,482,980	$0	$0	$403,860,361
Liabilities
Futures contracts	$33,891	$0	$0	$33,891
Total liabilities	$33,891	$0	$0	$33,891

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in the aggregated affiliated Master Portfolios valued at $62,377,381 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

WealthBuilder Growth Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$21,591,258	$0	$0	$21,591,258

Investment companies	676,843,537	0	0	676,843,537

Short-term investments
Investment companies	783,016	0	0	783,016
U.S. Treasury securities	785,666	0	0	785,666
Investments measured at net asset value*				169,839,183
Total assets	$700,003,477	$0	$0	$869,842,660
Liabilities
Futures contracts	$72,984	$0	$0	$72,984
Total liabilities	$72,984	$0	$0	$72,984

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in the aggregated affiliated Master Portfolios valued at $169,839,183 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo WealthBuilder Funds	61

WealthBuilder Moderate Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$16,138,823	$0	$0	$16,138,823

Investment companies	530,742,973	0	0	530,742,973

Short-term investments
Investment companies	631,159	0	0	631,159
U.S. Treasury securities	652,722	0	0	652,722
Investments measured at net asset value*				161,448,659
Total assets	$548,165,677	$0	$0	$709,614,336
Liabilities
Futures contracts	$59,484	$0	$0	$59,484
Total liabilities	$59,484	$0	$0	$59,484

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in the aggregated affiliated Master Portfolios valued at $161,448,659 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Funds at that date. All other assets and liabilities are reported at their market value at measurement date.

The Funds recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2017, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser, providing fund-level administrative services in connection with each Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.25% and declining to 0.18% as the average daily net assets of each Fund increase. For the year ended May 31, 2017, the management fee was equivalent to an annual rate of 0.25% of each Fund’s average daily net assets.

Funds Management also serves as the adviser to and is entitled to receive a fee from each affiliated Master Portfolio and affiliated Underlying Fund for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is paid an annual subadvisory fee of 0.15% of each Fund’s average daily net assets.

62	Wells Fargo WealthBuilder Funds	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a fee at an annual rate of 0.21% of the average daily net assets of each class, including former WealthBuilder Portfolio shares.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 0.75% for Class A shares and 1.50% for Class C shares. Acquired fund fees and expenses and net expenses from affiliated Master Portfolios are excluded from the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended May 31, 2017, State Street Bank and Trust Company, the Funds’ custodian, reimbursed the Funds for certain out-of-pocket expenses that were billed to the Funds in error from 1998-2015. These amounts are included in other income on the Statements of Operations. In addition, Funds Management was also reimbursed for waivers/reimbursements it made to the Funds during the period the Funds was erroneously billed. The amounts were as follows:

	Amount reimbursed to the Fund	Amount reimbursed to Funds Management
WealthBuilder Conservative Allocation Fund	$448	$2,919
WealthBuilder Equity Fund	546	5,835
WealthBuilder Growth Allocation Fund	469	2,920
WealthBuilder Growth Balanced Fund	1,237	2,930
WealthBuilder Moderate Balanced Fund	710	2,921

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares. Prior to February 13, 2017, a distribution fee was charged to the former WealthBuilder Portfolio shares at an annual rate of 0.75% of its average daily net assets.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Prior to February 13, 2017, Funds Distributor received a 1.50% front-end sales charge from the purchase of former WealthBuilder Portfolio shares. For the year ended May 31, 2017, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges		Contingent deferred sales charges
	Class A*	WealthBuilder Portfolio shares**	Class C*
WealthBuilder Conservative Allocation Fund	$659	$3,960	$349
WealthBuilder Equity Fund	1,104	1,816	292
WealthBuilder Growth Allocation Fund	1,440	2,686	33
WealthBuilder Growth Balanced Fund	1,198	7,112	981
WealthBuilder Moderate Balanced Fund	1,642	9,054	75

*	Represents amounts from February 13, 2017 through May 31, 2017.

**	Represents amounts from June 1, 2016 through February 10, 2017.

Notes to financial statements	Wells Fargo WealthBuilder Funds	63

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C (including former WealthBuilder Portfolio shares) of each applicable Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2017 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
WealthBuilder Conservative Allocation Fund	$531,461,777	$342,170,013	$518,158,172	$400,040,157
WealthBuilder Equity Fund	0	156,843,824	0	244,915,314
WealthBuilder Growth Allocation Fund	97,453,001	145,130,038	95,013,547	207,142,530
WealthBuilder Growth Balanced Fund	514,171,381	438,829,483	501,300,591	570,462,948
WealthBuilder Moderate Balanced Fund	637,075,718	441,738,992	621,128,375	552,068,422

*	The Funds seek to achieve their investment objective by investing some of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of the affiliated and unaffiliated Underlying Funds in which the Funds invest are actual aggregate purchases and sales of those investments.

64	Wells Fargo WealthBuilder Funds	Notes to financial statements

6. INVESTMENTS IN AFFILIATES

A summary of each Fund’s transactions in shares of affiliated Underlying Funds (excluding short-term investments and affiliated Master Portfolios) during the year ended May 31, 2017 were as follows:

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Conservative Allocation Fund
Wells Fargo Emerging Markets Equity Fund Class R6	139,881	3,449	53,566	89,764	$2,130,089	$26,422	$0
Wells Fargo Endeavor Select Fund Institutional Class	571,104	83,477	244,026	410,555	3,957,746	3,256	638,879
Wells Fargo Government Securities Fund Institutional Class	6,475,834	384,393	1,316,390	5,543,837	60,649,578	1,165,650	1,711,851
Wells Fargo Large Cap Growth Fund Class R6	116,760	8,251	46,184	78,827	3,959,474	7,710	229,274
Wells Fargo Short Duration Government Bond Fund Class R6	9,604,049	377,070	1,993,947	7,987,172	79,152,875	1,800,983	0
Wells Fargo Small Cap Value Fund Class R6	194,282	23,222	76,978	140,526	3,167,462	0	437,275
					$153,017,224	$3,004,021	$3,017,279
WealthBuilder Equity Fund
Wells Fargo Emerging Markets Equity Fund Class R6	553,651	204,999	198,110	560,540	$13,301,604	$143,032	$0
Wells Fargo Endeavor Select Fund Institutional Class	2,260,399	1,273,230	969,253	2,564,376	24,720,582	17,278	3,340,889
Wells Fargo Large Cap Growth Fund Class R6	464,289	199,792	171,994	492,087	24,717,554	41,562	1,216,164
Wells Fargo Small Cap Value Fund Class R6	773,175	338,427	243,577	868,025	19,565,284	0	1,906,855
					$82,305,024	$201,872	$6,463,908
WealthBuilder Growth Allocation Fund
Wells Fargo Emerging Markets Equity Fund Class R6	450,592	4,327	114,670	340,249	$8,074,101	$85,240	$0
Wells Fargo Endeavor Select Fund Institutional Class	1,862,181	258,015	561,765	1,558,431	15,023,270	10,880	2,104,856
Wells Fargo Government Securities Fund Institutional Class	1,029,283	136,923	152,575	1,013,631	11,089,127	193,239	273,273
Wells Fargo Large Cap Growth Fund Class R6	379,154	17,903	98,164	298,893	15,013,404	26,140	765,052
Wells Fargo Small Cap Value Fund Class R6	634,547	69,662	176,290	527,919	11,899,285	0	1,453,885
					$61,099,187	$315,499	$4,597,066
WealthBuilder Growth Balanced Fund
Wells Fargo Emerging Markets Equity Fund Class R6	770,740	7,378	227,914	550,204	$13,056,341	$145,354	$0
Wells Fargo Endeavor Select Fund Institutional Class	3,160,092	439,522	1,092,022	2,507,592	24,173,186	18,534	3,585,572
Wells Fargo Government Securities Fund Institutional Class	7,584,472	505,044	906,546	7,182,970	78,581,686	1,407,934	2,016,645
Wells Fargo Large Cap Growth Fund Class R6	644,959	30,720	194,475	481,204	24,170,882	44,395	1,299,704
Wells Fargo Small Cap Value Fund Class R6	1,083,617	119,351	349,801	853,167	19,230,389	0	2,488,438
					$159,212,484	$1,616,217	$9,390,359
WealthBuilder Moderate Balanced Fund
Wells Fargo Emerging Markets Equity Fund Class R6	439,818	11,366	154,711	296,473	$7,035,316	$83,611	$0
Wells Fargo Endeavor Select Fund Institutional Class	1,825,750	245,889	717,863	1,353,776	13,050,405	10,339	2,005,963
Wells Fargo Government Securities Fund Institutional Class	7,628,131	452,707	1,264,908	6,815,930	74,566,276	1,381,110	1,984,921
Wells Fargo Large Cap Growth Fund Class R6	371,415	16,871	128,269	260,017	13,060,647	24,472	720,105
Wells Fargo Short Duration Government Bond Fund Class R6	8,779,414	285,752	1,443,120	7,622,046	75,534,477	1,654,083	0
Wells Fargo Small Cap Value Fund Class R6	619,765	66,627	222,693	463,699	10,451,781	0	1,386,726
					$193,698,902	$3,153,615	$6,097,715

Notes to financial statements	Wells Fargo WealthBuilder Funds	65

In addition, each Fund’s ownership of affiliated Master Portfolios was as follows:

	% of ownership, beginning of period		% of ownership, end of period		Value, end of period
WealthBuilder Conservative Allocation Fund
Wells Fargo Core Bond Portfolio	3%		2%		$102,861,301
Wells Fargo Emerging Growth Portfolio	0	*	0	*	3,213,899
Wells Fargo International Growth Portfolio	4		4		5,169,637
Wells Fargo Small Company Value Portfolio	2		1		3,194,872
					$114,439,709

	% of ownership, beginning of period	% of ownership, end of period	Value, end of period
WealthBuilder Equity Fund
Wells Fargo Emerging Growth Portfolio	2%	3%	$19,884,154
Wells Fargo International Growth Portfolio	17	23	32,223,671
Wells Fargo Small Company Value Portfolio	7	9	19,581,338
			$71,689,163

	% of ownership, beginning of period		% of ownership, end of period		Value, end of period
WealthBuilder Growth Allocation Fund
Wells Fargo Core Bond Portfolio	0	%*	0	%*	$18,861,455
Wells Fargo Emerging Growth Portfolio	1		2		12,111,410
Wells Fargo International Growth Portfolio	14		14		19,532,552
Wells Fargo Small Company Value Portfolio	6		6		11,871,964
					$62,377,381

	% of ownership, beginning of period	% of ownership, end of period	Value, end of period
WealthBuilder Growth Balanced Fund
Wells Fargo Core Bond Portfolio	3%	2%	$99,514,847
Wells Fargo Emerging Growth Portfolio	2	2	19,569,084
Wells Fargo International Growth Portfolio	23	23	31,537,583
Wells Fargo Small Company Value Portfolio	10	9	19,217,669
			$169,839,183

	% of ownership, beginning of period	% of ownership, end of period	Value, end of period
WealthBuilder Moderate Balanced Fund
Wells Fargo Core Bond Portfolio	3%	2%	$123,302,259
Wells Fargo Emerging Growth Portfolio	1	1	10,590,861
Wells Fargo International Growth Portfolio	13	12	17,045,691
Wells Fargo Small Company Value Portfolio	6	5	10,509,848
			$161,448,659

*	The amount invested is less than 1%.

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2017, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

66	Wells Fargo WealthBuilder Funds	Notes to financial statements

At May 31, 2017, the Funds had short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2017	Unrealized losses
WealthBuilder Conservative Allocation Fund	9-20-2017	Goldman Sachs	125 Short	10-Year U.S. Treasury Notes	$15,787,109	$(52,954)
WealthBuilder Growth Allocation Fund	9-20-2017	Goldman Sachs	241 Short	10-Year U.S. Treasury Notes	30,437,547	(101,973)
WealthBuilder Growth Balanced Fund	9-20-2017	Goldman Sachs	519 Short	10-Year U.S. Treasury Notes	65,548,078	(219,713)
WealthBuilder Moderate Balanced Fund	9-20-2017	Goldman Sachs	423 Short	10-Year U.S. Treasury Notes	53,423,578	(179,198)

The Funds had average notional amounts in futures contracts during the year ended May 31, 2017 as follows:

Short Contracts
WealthBuilder Conservative Allocation Fund	$12,681,746
WealthBuilder Equity Fund	551,689
WealthBuilder Growth Allocation Fund	21,741,736
WealthBuilder Growth Balanced Fund	48,427,750
WealthBuilder Moderate Balanced Fund	41,100,098

On May 31, 2017 the cumulative unrealized gains (losses) on futures contracts are reflected in the net unrealized gains on investments on the Statements of Assets and Liabilities for each Fund, except WealthBuilder Equity Fund which did not have any open futures contracts. The payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin.

A summary of the location of derivative instruments on the Statements of Operations by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2017 was as follows:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
WealthBuilder Conservative Allocation Fund
Interest rate risk	$209,711	$(22,049)
Equity risk	169,698	0
Foreign currency risk	(300,814)	87,126
	$78,595	$65,077
WealthBuilder Growth Allocation Fund
Interest rate risk	$294,263	$(51,200)
Equity risk	280,001	0
Foreign currency risk	(986,668)	285,772
	$(412,404)	$234,572
WealthBuilder Growth Balanced Fund
Interest rate risk	$708,517	$(104,607)
Equity risk	(1,684,556)	0
Foreign currency risk	636,366	487,903
	$(339,673)	$383,296
WealthBuilder Moderate Balanced Fund
Interest rate risk	$619,331	$(79,229)
Equity risk	540,204	0
Foreign currency risk	(974,636)	282,287
	$184,899	$203,058

Notes to financial statements	Wells Fargo WealthBuilder Funds	67

For certain types of derivative transactions, the Funds have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Funds to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Funds under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between each Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount
WealthBuilder Conservative Allocation Fund	Futures – variation margin	Goldman Sachs	$17,578	$0	$(17,578)	$0
WealthBuilder Growth Allocation Fund	Futures – variation margin	Goldman Sachs	33,891	0	(33,891)	0
WealthBuilder Growth Balanced Fund	Futures – variation margin	Goldman Sachs	72,984	0	(72,984)	0
WealthBuilder Moderate Balanced Fund	Futures – variation margin	Goldman Sachs	59,484	0	(59,484)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

8. ACQUISITION

After the close of business on July 22, 2016, Wells Fargo WealthBuilder Tactical Equity Portfolio (“WealthBuilder Tactical Equity Portfolio”) acquired the net assets of WealthBuilder Equity Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of WealthBuilder Equity Portfolio Fund for 7,072,695 shares WealthBuilder Tactical Equity Portfolio valued at $131,447,569 at an exchange ratio of 0.81. The investment portfolio of WealthBuilder Equity Portfolio with a fair value of $116,820,114, identified cost of $94,433,807 and unrealized gains of $22,386,307 at July 22, 2016 were the principal assets acquired by WealthBuilder Tactical Equity Portfolio. The aggregate net assets of WealthBuilder Equity Portfolio and WealthBuilder Tactical Equity Portfolio immediately prior to the acquisition were $131,447,569 and $362,873,519, respectively. The aggregate net assets of WealthBuilder Tactical Equity Portfolio Fund immediately after the acquisition were $494,321,088. For financial reporting purposes, assets received and shares issued by WealthBuilder Tactical Equity Portfolio were recorded at fair value; however, the cost basis of the investments received from WealthBuilder Equity Portfolio was carried forward to align ongoing reporting of WealthBuilder Tactical Equity Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. In addition to the acquisition transaction, WealthBuilder Tactical Equity Portfolio changed its name to WealthBuilder Equity Portfolio which was subsequently changed to WealthBuilder Equity Fund.

Assuming the acquisition had been completed June 1, 2016, the beginning of the annual reporting period for WealthBuilder Equity Fund, the pro forma results of operations for the year ended May 31, 2017 would have been:

Net investment loss	$(1,606,565)
Net realized and unrealized gains on investments	83,075,237
Net increase in net assets resulting from operations	81,468,673

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of WealthBuilder Tactical Equity Portfolio that have been included in WealthBuilder Equity Fund’s Statement of Operations since July 25, 2016.

68	Wells Fargo WealthBuilder Funds	Notes to financial statements

9. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,00 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended May 31, 2017, there were no borrowings by the Funds under the agreement.

10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2017 and May 31, 2016 were as follows:

	Ordinary income		Long-term capital gain
	2017	2016	2017	2016
WealthBuilder Conservative Allocation Fund	$4,919,463	$6,539,989	$7,803,086	$11,561,354
WealthBuilder Equity Fund	0	0	125,172	0
WealthBuilder Growth Allocation Fund	0	1,351,047	18,928,747	24,150,116
WealthBuilder Growth Balanced Fund	0	7,325,526	35,479,631	44,986,175
WealthBuilder Moderate Balanced Fund	5,554,044	9,901,937	23,109,032	28,876,659

As of May 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
WealthBuilder Conservative Allocation Fund	$680,915	$2,385,805	$17,205,629	$0	$0
WealthBuilder Equity Fund	0	0	120,427,117	(2,428,822)	(2,894,695)
WealthBuilder Growth Allocation Fund	0	6,295,781	58,601,828	(87,088)	0
WealthBuilder Growth Balanced Fund	5,091,136	11,052,064	101,817,926	0	0
WealthBuilder Moderate Balanced Fund	1,455,648	7,932,932	55,128,793	0	0

11. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Notes to financial statements	Wells Fargo WealthBuilder Funds	69

13. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in each Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

14. SUBSEQUENT DISTRIBUTIONS

On June 26, 2017, the Funds declared distributions from net investment income to shareholders of record on June 23, 2017. The per share amounts payable on June 27, 2017 were as follows:

	WealthBuilder Conservative Allocation Fund	WealthBuilder Moderate Balanced Fund
Net investment income
Class A	$0.03520	$0.04466
Class C	0.01618	0.01623

On July 25, 2017, WealthBuilder Conservative Allocation Fund declared distributions from net investment income to shareholders of record on July 24, 2017. The per share amounts payable on July 26, 2017 were as follows:

WealthBuilder Conservative Allocation Fund
Net investment income
Class A	$0.00820
Class C	0.00096

These distributions are not reflected in the accompanying financial statements.

70	Wells Fargo WealthBuilder Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Equity Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund, and Wells Fargo WealthBuilder Moderate Balanced Fund (formerly known as Wells Fargo WealthBuilder Conservative Allocation Portfolio, Wells Fargo WealthBuilder Tactical Equity Portfolio, Wells Fargo WealthBuilder Growth Allocation Portfolio, Wells Fargo WealthBuilder Growth Balanced Portfolio, and Wells Fargo WealthBuilder Moderate Balanced Portfolio, respectively) (collectively the “Funds”), five of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers, transfer agent, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

Other information (unaudited)	Wells Fargo WealthBuilder Funds	71

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended May 31, 2017:

20% rate gain distribution
WealthBuilder Conservative Allocation Fund	$7,803,086
WealthBuilder Equity Fund	125,172
WealthBuilder Growth Allocation Fund	18,928,747
WealthBuilder Growth Balanced Fund	35,479,631
WealthBuilder Moderate Balanced Fund	23,109,032

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2017 have been designated as qualified dividend income (QDI):

QDI
WealthBuilder Moderate Balanced Fund	$411,225

For the fiscal year ended May 31, 2017, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
WealthBuilder Conservative Allocation Fund	$903,489
WealthBuilder Moderate Balanced Fund	945,754

For the fiscal year ended May 31, 2017, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
WealthBuilder Conservative Allocation Fund	$510,049
WealthBuilder Moderate Balanced Fund	413,849

For the fiscal year ended May 31, 2017, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
WealthBuilder Conservative Allocation Fund	9.10%
WealthBuilder Moderate Balanced Fund	7.66

72	Wells Fargo WealthBuilder Funds	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo WealthBuilder Funds	73

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

74	Wells Fargo WealthBuilder Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo WealthBuilder Funds	75

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Equity Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund and Wells Fargo WealthBuilder Moderate Balanced Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Equity Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund and Wells Fargo WealthBuilder Moderate Balanced Fund (collectively, the “Funds”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Funds as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

At the Meeting, the Board also received and considered a presentation that the Trustees had requested from Funds Management, which reviewed, among other things, the Funds and their investment strategies, the Funds’ tactical asset allocation process, a volatility analysis, an assessment of performance and the process of evaluating and selecting unaffiliated underlying mutual funds.

76	Wells Fargo WealthBuilder Funds	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Funds over various time periods ended December 31, 2016. The Board considered each Fund’s performance results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

The Board noted that the performance of each Fund relative to its respective Universe was as follows: (i) the performance of the WealthBuilder Conservative Allocation Fund was lower than the average performance of its Universe for all periods under review; (ii) the performance of the WealthBuilder Equity Fund was in range of the average performance of its Universe for all periods under review; (iii) the performance of the WealthBuilder Growth Allocation Fund was higher than the average performance of its Universe for the five-year period under review and lower for one-, three- and ten-year periods under review; (iv) the performance of the WealthBuilder Growth Balanced Fund was lower than the average performance of its Universe for all periods under review; and (v) the performance of the WealthBuilder Moderate Balanced Fund was lower than the average performance of its Universe for all periods under review.

The Board also noted that the performance of each Fund relative to its respective benchmark was as follows: (i) the performance of the WealthBuilder Conservative Allocation Fund was lower than the performance of its benchmark, the WealthBuilder Conservative Allocation Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review; (ii) the performance of the WealthBuilder Equity Fund was lower than the performance of its benchmark, the WealthBuilder Equity Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review; (iii) the performance of the WealthBuilder Growth Allocation Fund was lower than the performance of its benchmark, the WealthBuilder Growth Allocation Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review; (iv) the performance of the WealthBuilder Growth Balanced Fund was in range of the performance of its benchmark, the WealthBuilder Growth Balanced Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for the 5-year period under review, but lower than its benchmark for the one-, three- and ten-year periods under review; and (v) the performance of the WealthBuilder Moderate Balanced Fund was lower than the performance of its benchmark, the WealthBuilder Moderate Balanced Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of each Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios for each Fund in comparison to the median ratios of funds in expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Based on the Broadridge reports, the Board noted that: (i) the net operating expense ratio of the WealthBuilder Conservative Allocation Fund, including underlying mutual fund expenses, was in range of the median net operating expense ratio of its expense Group; (ii) the net operating expense ratio of the WealthBuilder Equity Fund, including underlying mutual fund expenses, was in range of the median net operating expense ratio of its expense Group; (iii) the net operating expense ratio of the WealthBuilder Growth Allocation Fund, including underlying mutual fund expenses, was higher than the median net operating expense ratio of its expense Group; (iv) the net operating expense ratio of the WealthBuilder Growth Balanced Fund, including underlying mutual fund expenses, was in range of the median net operating expense ratio of its expense Group; and (v) the net operating expense ratio of the WealthBuilder Moderate Balanced Fund, including underlying mutual fund expenses, was in range of the median net operating expense ratio of its expense Group. The Board noted that the Funds invest in both affiliated and unaffiliated underlying mutual funds, while

Other information (unaudited)	Wells Fargo WealthBuilder Funds	77

most of the funds included in each expense Group, and all of the funds identified by Funds Management as being in a competitor sub-group, invest only in affiliated funds. The Board also considered that the Funds are designed to offer exposure to a wide range of investment styles, including alternatives, while maintaining a low investment minimum.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Funds to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Funds to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Funds’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rate for each Fund was higher than the average rate for the Fund’s expense Group, except for WealthBuilder Growth Balanced Fund which was in rage of the average rate for the Fund’s expense Group. The Board also noted that the Funds are among the few funds-of-funds utilizing both affiliated and unaffiliated underlying funds, and received information from Funds Management about the process and resources required to evaluate and select unaffiliated underlying mutual funds.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Funds’ management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Funds. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

78	Wells Fargo WealthBuilder Funds	Other information (unaudited)

The Board concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, fees received from affiliated underlying mutual funds and benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo WealthBuilder Funds	79

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

303855 07-17 AWBP/AR102 05-17

Annual Report

May 31, 2017

Dynamic Target Date Funds

∎	Wells Fargo Dynamic Target Today Fund

∎	Wells Fargo Dynamic Target 2015 Fund

∎	Wells Fargo Dynamic Target 2020 Fund

∎	Wells Fargo Dynamic Target 2025 Fund

∎	Wells Fargo Dynamic Target 2030 Fund

∎	Wells Fargo Dynamic Target 2035 Fund

∎	Wells Fargo Dynamic Target 2040 Fund

∎	Wells Fargo Dynamic Target 2045 Fund

∎	Wells Fargo Dynamic Target 2050 Fund

∎	Wells Fargo Dynamic Target 2055 Fund

∎	Wells Fargo Dynamic Target 2060 Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Funds disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Dynamic Target Date Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Dynamic Target Date Funds for the 12-month period that ended May 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 17.47% and 18.24% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 1.58%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the early part of the reporting period.

The first three weeks of June 2016 brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds.

Globally, stocks delivered positive results in the third quarter of 2016; bond yields remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass- throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Dynamic Target Date Funds	3

president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Stock markets rose again as economies grew in the first five months of 2017.

Stocks rallied globally, supported by global economic growth. In the U.S., unemployment continued to decline, consumer sentiment improved, and inflation inched up. In March, Fed officials raised their short-term target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields also rose modestly. Longer-term Treasury yields were little changed, however, leading to positive performance. Investment-grade corporate bonds and high-yield bonds benefited from strong demand. Non-U.S. bond yields remained within a modest range as well and credit sectors outperformed. Outside the U.S., stocks in both developed and emerging markets benefited from global economic growth and a weaker U.S. dollar. In addition, European stocks advanced as political risk declined with the election of French president Emmanuel Macron, a center-left candidate who supports the European Union.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Wells Fargo Dynamic Target Date Funds

Investment objective

Each Fund seeks total return over time, consistent with its strategic target allocation.

Wells Fargo Dynamic Target Date Funds	Corresponding S&P Target Date Index
Dynamic Target Today Fund	S&P Target Date Retirement Income Index
Dynamic Target 2015 Fund	S&P Target Date 2015 Index
Dynamic Target 2020 Fund	S&P Target Date 2020 Index
Dynamic Target 2025 Fund	S&P Target Date 2025 Index
Dynamic Target 2030 Fund	S&P Target Date 2030 Index
Dynamic Target 2035 Fund	S&P Target Date 2035 Index
Dynamic Target 2040 Fund	S&P Target Date 2040 Index
Dynamic Target 2045 Fund	S&P Target Date 2045 Index
Dynamic Target 2050 Fund	S&P Target Date 2050 Index
Dynamic Target 2055 Fund	S&P Target Date 2055+ Index
Dynamic Target 2060 Fund	S&P Target Date 2055+ Index

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM‡

Christian Chan, CFA®

The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date.

The Funds invest using alternative investment strategies such as equity hedged, event driven, global macro, and relative value, which are speculative and entail a high degree of risk. Alternative investments, such as short sales, commodities and merger arbitrage strategies, are speculative and entail a high degree of risk. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by each Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on each Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Each Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, new fund risk, regulatory risk, and smaller-company investment risk. Consult each Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	5

Dynamic Target Today Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WDYAX)	11-30-2015	1.78	1.67	7.97	5.76	5.68	0.98
Class C (WDYCX)	11-30-2015	6.12	4.95	7.12	4.95	6.43	1.73
Class R (WDYRX)	11-30-2015	–	–	7.65	5.47	5.93	1.23
Class R4 (WDYYX)	11-30-2015	–	–	8.21	6.08	5.40	0.67
Class R6 (WDYZX)	11-30-2015	–	–	8.48	6.26	5.25	0.52
S&P Target Date Retirement Income Index[3]	–	–	–	5.87	5.28	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

6	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2015 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[5] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WDTAX)	11-30-2015	3.62	2.56	9.95	6.69	5.69	1.00
Class C (WDTCX)	11-30-2015	8.18	5.93	9.18	5.93	6.44	1.75
Class R (WDTRX)	11-30-2015	–	–	9.71	6.45	5.94	1.25
Class R4 (WDTYX)	11-30-2015	–	–	10.28	7.00	5.41	0.69
Class R6 (WDTZX)	11-30-2015	–	–	10.44	7.18	5.26	0.54
S&P Target Date 2015 Index[3]	–	–	–	8.83	7.02	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	7

Dynamic Target 2020 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[6] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WDTDX)	11-30-2015	4.77	3.33	11.18	7.49	5.71	1.02
Class C (WDTEX)	11-30-2015	9.39	6.74	10.39	6.74	6.46	1.77
Class R (WDTFX)	11-30-2015	–	–	10.95	7.28	5.96	1.27
Class R4 (WDTGX)	11-30-2015	–	–	11.60	7.87	5.43	0.71
Class R6 (WDTHX)	11-30-2015	–	–	11.64	7.99	5.28	0.56
S&P Target Date 2020 Index[3]	–	–	–	10.15	7.77	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

8	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2025 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[7] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WDTIX)	11-30-2015	6.10	3.86	12.62	8.04	5.75	1.04
Class C (WDTJX)	11-30-2015	10.77	7.23	11.77	7.23	6.50	1.79
Class R (WDTKX)	11-30-2015	–	–	12.31	7.75	6.00	1.29
Class R4 (WDTLX)	11-30-2015	–	–	12.84	8.34	5.47	0.73
Class R6 (WDTMX)	11-30-2015	–	–	13.10	8.52	5.32	0.58
S&P Target Date 2025 Index[3]	–	–	–	11.35	8.44	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	9

Dynamic Target 2030 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[8] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WDTNX)	11-30-2015	7.21	4.34	13.72	8.54	5.80	1.06
Class C (WDTOX)	11-30-2015	11.86	7.73	12.86	7.73	6.55	1.81
Class R (WDTPX)	11-30-2015	–	–	13.47	8.30	6.05	1.31
Class R4 (WDTQX)	11-30-2015	–	–	13.99	8.89	5.52	0.75
Class R6 (WDTSX)	11-30-2015	–	–	14.15	9.00	5.37	0.60
S&P Target Date 2030 Index[3]	–	–	–	12.43	9.04	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

10	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2035 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[9] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WDTTX)	11-30-2015	8.16	4.77	14.74	8.99	5.84	1.07
Class C (WDCTX)	11-30-2015	13.02	8.20	14.02	8.20	6.59	1.82
Class R (WDTUX)	11-30-2015	–	–	14.41	8.70	6.09	1.32
Class R4 (WDTVX)	11-30-2015	–	–	15.05	9.29	5.56	0.76
Class R6 (WDTWX)	11-30-2015	–	–	15.31	9.47	5.41	0.61
S&P Target Date 2035 Index[3]	–	–	–	13.50	9.63	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	11

Dynamic Target 2040 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[9] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WTDAX)	11-30-2015	8.70	4.94	15.34	9.16	5.86	1.08
Class C (WTDCX)	11-30-2015	13.52	8.39	14.52	8.39	6.61	1.83
Class R (WTDDX)	11-30-2015	–	–	15.13	8.96	6.11	1.33
Class R4 (WTDEX)	11-30-2015	–	–	15.78	9.54	5.58	0.77
Class R6 (WTDFX)	11-30-2015	–	–	15.82	9.66	5.43	0.62
S&P Target Date 2040 Index[3]	–	–	–	14.27	10.05	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

12	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2045 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[10] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WTDGX)	11-30-2015	8.99	5.20	15.64	9.43	5.89	1.08
Class C (WTDHX)	11-30-2015	13.74	8.61	14.74	8.61	6.64	1.83
Class R (WTDIX)	11-30-2015	–	–	15.35	9.17	6.14	1.33
Class R4 (WTDJX)	11-30-2015	–	–	15.88	9.76	5.61	0.77
Class R6 (WTDKX)	11-30-2015	–	–	16.14	9.94	5.46	0.62
S&P Target Date 2045 Index[3]	–	–	–	14.92	10.39	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	13

Dynamic Target 2050 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[10] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WTDLX)	11-30-2015	9.00	5.21	15.65	9.45	5.79	1.08
Class C (WTDMX)	11-30-2015	13.77	8.62	14.77	8.62	6.54	1.83
Class R (WTDNX)	11-30-2015	–	–	15.38	9.19	6.04	1.33
Class R4 (WTDOX)	11-30-2015	–	–	15.90	9.78	5.51	0.77
Class R6 (WTDPX)	11-30-2015	–	–	16.17	9.95	5.36	0.62
S&P Target Date 2050 Index[3]	–	–	–	15.51	10.68	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

14	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2055 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[10] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WTDQX)	11-30-2015	8.93	5.23	15.56	9.47	5.77	1.08
Class C (WTDRX)	11-30-2015	13.68	8.64	14.68	8.64	6.52	1.83
Class R (WTDSX)	11-30-2015	–	–	15.29	9.21	6.02	1.33
Class R4 (WTDTX)	11-30-2015	–	–	15.94	9.80	5.49	0.77
Class R6 (WTDUX)	11-30-2015	–	–	16.08	9.98	5.34	0.62
S&P Target Date 2055+ Index[3]	–	–	–	15.93	10.90	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	15

Dynamic Target 2060 Fund

Average annual total returns (%) as of May 31, 2017

		Including sales charge		Excluding sales charge		Expense ratios[10] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WTDVX)	11-30-2015	8.94	5.31	15.57	9.55	5.78	1.08
Class C (WTDWX)	11-30-2015	13.69	8.72	14.69	8.72	6.53	1.83
Class R (WTDYX)	11-30-2015	–	–	15.30	9.29	6.03	1.33
Class R4 (WTDZX)	11-30-2015	–	–	15.94	9.88	5.50	0.77
Class R6 (WTSZX)	11-30-2015	–	–	16.09	10.06	5.35	0.62
S&P Target Date 2055+ Index[3]	–	–	–	15.93	10.90	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2017[4]

Please see footnotes on page 21.

16	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Highlights

Each Dynamic Target Date Fund seeks total returns over time, consistent with its strategic target allocation. The Funds invest primarily in underlying mutual funds and exchange-traded funds to diversify each Fund’s investments among the following asset classes: equity, fixed income, and alternative-style and inflation-hedging investments.

The portfolio management team employs three levers as it seeks to manage investment risk.

The Dynamic Target Date Funds incorporate three levers as they seek to manage investment risk over each Fund’s investment time horizon: tactical asset allocation, volatility management, and tail risk management. Tactical asset allocation, a futures overlay, uses timely shifts toward assets with higher expected returns and is driven by the market outlook of the Wells Fargo Asset Management Allocation Committee. Volatility management reduces exposure to risk assets in high-volatility markets and adds risk assets in low-volatility markets. Tail risk management uses institutional hedging techniques in an effort to mitigate risk during severe market downturns when a portfolio’s value falls to a specific level. Together, volatility management and tail risk management comprise the Funds’ Dynamic Risk Hedging (DRH) strategy.

During the period, tactical asset allocation benefited all Funds and DRH reduced the Funds’ volatility.

Eleven Funds, each offering five shares classes including two classes with sales charges, comprise the Dynamic Target Date Funds series. For the 12-month period that ended May 31, 2017, almost all classes of the Dynamic Target Date Funds outperformed their S&P Target Date Indexes before sales charges with the following exceptions: Class C shares of the Dynamic Target Date 2045 Fund, Class C and Class R shares of the Dynamic Target Date 2050 Fund, and Class A, Class C, and Class R shares of the Dynamic Target Date 2055 Fund and the Dynamic Target Date 2060 Fund.

The Funds’ underlying allocations contributed positively to performance. By design, the Dynamic Target Date Funds have large allocations to equities. Domestic and international equities outperformed bonds for the period, contributing to the Funds’ favorable relative performance. Allocation to equities as well as the allocation between international and domestic equites helped most of the Funds outperform their benchmark.

During the period, the portfolio management team added value to the Dynamic Target Date Funds through its tactical asset allocation shifts through futures contracts. After reducing exposure to U.S. Treasuries through short futures in June and July 2016, the team unwound the trades through the fourth quarter of 2016 and the first quarter of 2017. In addition to the Treasury shorts, the team made a brief tactical allocation to equities during the presidential election when volatile market conditions prevailed, which also added value to the Funds.

The DRH overlay detracted from performance during the period. During the British Brexit referendum, the DRH overlay was hedged as much as 9.6% of the portfolios’ equity exposures. Although the DRH overlay detracted from performance, it reduced the volatility of the Funds’ structurally larger allocation to equities. The larger equity allocation, in conjunction with the DRH overlay, had lower risk and lower relative returns than the benchmark of the Funds.

The economic environment remained positive for risk assets throughout the year.

The 12-month period that ended May 31, 2017, saw political changes across the globe. The U.S. economy proceeded on a positive trajectory, producing moderate real gross domestic product growth of 2% and maintaining a subdued inflation rate of 2% with unemployment reaching a 16-year low of 4.3%. In June 2016, financial markets recoiled, but only briefly, as the United Kingdom went against expectations and voted to leave the European Union. Against other major currencies, the British pound sterling subsequently experienced a sharp decline (from which it has yet to recover), but the global financial markets quickly moved past the vote.

In November 2016, the results of the U.S. presidential election also were contrary to expectations. The equity markets temporarily recoiled but then resumed a steady march upward. While 2017 began with high hopes for U.S. policy actions that would be friendly to the markets, expectations about the speed and magnitude of these policy actions began to moderate and were adjusted downward. Independent of the turmoil in the political atmosphere, the economic environment remained positive for risk assets throughout the year.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	17

Large-cap U.S. stocks, as represented by the S&P 500 Index,11 returned 17.47%; small-cap U.S. stocks, as represented by the Russell 2000® Index,12 returned 20.36%; and international stocks, as represented by the MSCI ACWI ex USA Index (Net),13 posted a gain of 18.24%. High-yield bonds also performed well, returning 13.58%, according to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.14 Based upon the strength witnessed in the U.S. economy, the Federal Reserve (Fed) increased its targeted range for the federal funds rate twice over the period, and investment-grade bonds posted a low, but positive, return of 1.58%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.15

Equities appear to have more upside potential than U.S. fixed-income securities.

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest-rate increases may be a headwind for fixed-income markets, and we remain aware of duration risk. While U.S. equities appear to be fairly valued, they also appear to have more upside potential than U.S. fixed-income securities because the Fed has indicated a bias toward increasing rates.

Internationally, central banks are pursuing accommodative monetary policies that should be supportive of global asset prices. While the decline in commodity prices in recent years had a negative impact on many emerging economies, there appears to be new optimism developing that higher growth rates will return to the emerging markets. As many European multinational companies have significant indirect exposure to emerging markets, Europe may also be poised to take advantage of a rebound; as such, we also are optimistic about expectations for foreign equity markets.

Please see footnotes on page 21.

18	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Ten largest holdings (%) as of May 31, 201716

Dynamic Target Today Fund		Dynamic Target 2015 Fund
Wells Fargo Core Bond Portfolio	13.21	Schwab U.S. Broad Market ETF	12.82
Schwab U.S. Aggregate Bond ETF	11.01	Wells Fargo Core Bond Portfolio	10.02
Wells Fargo Strategic Income Fund Institutional Class	9.93	Schwab U.S. Aggregate Bond ETF	8.33
Wells Fargo Short-Term Bond Fund Institutional Class	9.87	Wells Fargo Strategic Income Fund Institutional Class	7.54
Schwab U.S. Broad Market ETF	9.17	Wells Fargo Short-Term Bond Fund Institutional Class	7.50
Wells Fargo International Bond Fund Class R6	5.57	Wells Fargo Diversified International Fund Class R6	6.59
Wells Fargo Real Return Portfolio	5.50	Schwab International Equity ETF	5.55
Calamos Market Neutral Income Fund Class I	4.95	Calamos Market Neutral Income Fund Class I	4.93
Wells Fargo Diversified International Fund Class R6	4.74	Wells Fargo International Bond Fund Class R6	4.25
Schwab International Equity ETF	4.00	Wells Fargo Real Return Portfolio	4.18

Dynamic Target 2020 Fund		Dynamic Target 2025 Fund
Schwab U.S. Broad Market ETF	15.28	Schwab U.S. Broad Market ETF	17.70
Wells Fargo Core Bond Portfolio	8.01	Wells Fargo Diversified International Fund Class R6	9.01
Wells Fargo Diversified International Fund Class R6	7.73	Schwab International Equity ETF	7.61
Schwab U.S. Aggregate Bond ETF	6.68	Wells Fargo Core Bond Portfolio	6.04
Schwab International Equity ETF	6.54	Schwab U.S. Aggregate Bond ETF	5.04
Wells Fargo Strategic Income Fund Institutional Class	6.00	Calamos Market Neutral Income Fund Class I	4.95
Wells Fargo Short-Term Bond Fund Institutional Class	5.99	Wells Fargo Endeavor Select Fund Institutional Class	4.91
Calamos Market Neutral Income Fund Class I	4.92	Wells Fargo Premier Large Company Growth Fund Class R6	4.89
Wells Fargo Endeavor Select Fund Institutional Class	4.20	Wells Fargo Short-Term Bond Fund Institutional Class	4.53
Wells Fargo Premier Large Company Growth Fund Class R6	4.18	Wells Fargo Strategic Income Fund Institutional Class	4.52

Dynamic Target 2030 Fund		Dynamic Target 2035 Fund
Schwab U.S. Broad Market ETF	19.87	Schwab U.S. Broad Market ETF	21.63
Wells Fargo Diversified International Fund Class R6	10.34	Wells Fargo Diversified International Fund Class R6	11.23
Schwab International Equity ETF	8.73	Schwab International Equity ETF	9.49
Wells Fargo Endeavor Select Fund Institutional Class	5.64	Wells Fargo Endeavor Select Fund Institutional Class	6.12
Wells Fargo Premier Large Company Growth Fund Class R6	5.60	Wells Fargo Premier Large Company Growth Fund Class R6	6.08
Calamos Market Neutral Income Fund Class I	4.90	Wells Fargo Emerging Markets Equity Income Fund Class R6	4.98
Wells Fargo Emerging Markets Equity Income Fund Class R6	4.56	Calamos Market Neutral Income Fund Class I	4.90
Wells Fargo Core Bond Portfolio	4.11	Wells Fargo Enterprise Fund Class R6	4.34
Wells Fargo Enterprise Fund Class R6	4.00	Wells Fargo Special Mid Cap Value Fund Class R6	4.10
Wells Fargo Special Mid Cap Value Fund Class R6	3.77	Wells Fargo C&B Large Cap Value Portfolio	3.88

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	19

Dynamic Target 2040 Fund		Dynamic Target 2045 Fund
Schwab U.S. Broad Market ETF	22.71	Schwab U.S. Broad Market ETF	23.22
Wells Fargo Diversified International Fund Class R6	11.77	Wells Fargo Diversified International Fund Class R6	11.99
Schwab International Equity ETF	9.94	Schwab International Equity ETF	10.13
Wells Fargo Endeavor Select Fund Institutional Class	6.42	Wells Fargo Endeavor Select Fund Institutional Class	6.53
Wells Fargo Premier Large Company Growth Fund Class R6	6.38	Wells Fargo Premier Large Company Growth Fund Class R6	6.50
Wells Fargo Emerging Markets Equity Income Fund Class R6	5.23	Wells Fargo Emerging Markets Equity Income Fund Class R6	5.36
Calamos Market Neutral Income Fund Class I	4.88	Calamos Market Neutral Income Fund Class I	4.90
Wells Fargo Enterprise Fund Class R6	4.56	Wells Fargo Enterprise Fund Class R6	4.63
Wells Fargo Special Mid Cap Value Fund Class R6	4.32	Wells Fargo Special Mid Cap Value Fund Class R6	4.41
Wells Fargo C&B Large Cap Value Portfolio	4.08	Wells Fargo C&B Large Cap Value Portfolio	4.16

Dynamic Target 2050 Fund		Dynamic Target 2055 Fund
Schwab U.S. Broad Market ETF	23.36	Schwab U.S. Broad Market ETF	23.24
Wells Fargo Diversified International Fund Class R6	12.02	Wells Fargo Diversified International Fund Class R6	12.05
Schwab International Equity ETF	10.14	Schwab International Equity ETF	10.18
Wells Fargo Endeavor Select Fund Institutional Class	6.54	Wells Fargo Endeavor Select Fund Institutional Class	6.57
Wells Fargo Premier Large Company Growth Fund Class R6	6.51	Wells Fargo Premier Large Company Growth Fund Class R6	6.53
Wells Fargo Emerging Markets Equity Income Fund Class R6	5.36	Wells Fargo Emerging Markets Equity Income Fund Class R6	5.35
Calamos Market Neutral Income Fund Class I	4.91	Calamos Market Neutral Income Fund Class I	4.89
Wells Fargo Enterprise Fund Class R6	4.64	Wells Fargo Enterprise Fund Class R6	4.66
Wells Fargo Special Mid Cap Value Fund Class R6	4.44	Wells Fargo Special Mid Cap Value Fund Class R6	4.42
Wells Fargo C&B Large Cap Value Portfolio	4.19	Wells Fargo C&B Large Cap Value Portfolio	4.17

Dynamic Target 2060 Fund
Schwab U.S. Broad Market ETF	23.27
Wells Fargo Diversified International Fund Class R6	12.06
Schwab International Equity ETF	10.19
Wells Fargo Endeavor Select Fund Institutional Class	6.58
Wells Fargo Premier Large Company Growth Fund Class R6	6.54
Wells Fargo Emerging Markets Equity Income Fund Class R6	5.36
Calamos Market Neutral Income Fund Class I	4.90
Wells Fargo Enterprise Fund Class R6	4.67
Wells Fargo Special Mid Cap Value Fund Class R6	4.42
Wells Fargo C&B Large Cap Value Portfolio	4.18

Please see footnotes on page 21.

20	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Allocation as of May 31, 2017

Dynamic Target Today Fund			Dynamic Target 2015 Fund			Dynamic Target 2020 Fund
	Effective Allocation[17]	Neutral Allocation		Effective Allocation[17]	Neutral Allocation		Effective Allocation[17]	Neutral Allocation
Equity	35%	35%	Equity	49%	49%	Equity	59%	58%
Fixed Income	43%	50%	Fixed Income	31%	38%	Fixed Income	24%	30%
Alternative Investments	15%	15%	Alternative Investments	13%	13%	Alternative Investments	11%	12%
Effective Cash	7%	0%	Effective Cash	7%	0%	Effective Cash	6%	0%

Dynamic Target 2025 Fund			Dynamic Target 2030 Fund			Dynamic Target 2035 Fund
	Effective Allocation[17]	Neutral Allocation		Effective Allocation[17]	Neutral Allocation		Effective Allocation[17]	Neutral Allocation
Equity	68%	68%	Equity	77%	77%	Equity	84%	83%
Fixed Income	16%	22%	Fixed Income	9%	15%	Fixed Income	4%	10%
Alternative Investments	10%	10%	Alternative Investments	8%	8%	Alternative Investments	6%	7%
Effective Cash	6%	0%	Effective Cash	6%	0%	Effective Cash	6%	0%

Dynamic Target 2040 Fund			Dynamic Target 2045 Fund			Dynamic Target 2050 Fund
	Effective Allocation[17]	Neutral Allocation		Effective Allocation[17]	Neutral Allocation		Effective Allocation[17]	Neutral Allocation
Equity	88%	88%	Equity	90%	90%	Equity	90%	90%
Fixed Income	0%	6%	Fixed Income	(2)%	5%	Fixed Income	(2)%	5%
Alternative Investments	6%	6%	Alternative Investments	6%	5%	Alternative Investments	5%	5%
Effective Cash	6%	0%	Effective Cash	6%	0%	Effective Cash	7%	0%

Dynamic Target 2055 Fund			Dynamic Target 2060 Fund
	Effective Allocation[17]	Neutral Allocation		Effective Allocation[17]	Neutral Allocation
Equity	90%	90%	Equity	90%	90%
Fixed Income	(2)%	5%	Fixed Income	(2)%	5%
Alternative Investments	5%	5%	Alternative Investments	5%	5%
Effective Cash	7%	0%	Effective Cash	7%	0%

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	21

‡	Mr. Bocray became a portfolio manager of each Fund on October 1, 2016.

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.46% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[2]	The manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses and net expenses from the affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[3]	The S&P Target Date Indexes (each, an index, or collectively, the indexes) are a series of indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to a target retirement date. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. The index returns include hypothetical back-tested performance. You cannot invest directly in an index.

[4]	The chart compares the performance of Class A shares since inception with the respective S&P Target Date Indexes. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.48% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[6]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.49% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[7]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.50% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[8]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.52% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[9]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.53% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[10]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.54% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[11]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[13]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[14]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[15]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[16]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[17]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

22	Wells Fargo Dynamic Target Date Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2016 to May 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dynamic Target Today Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,062.93	$2.70	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.65	0.52%
Class C
Actual	$1,000.00	$1,058.95	$6.56	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.56	$6.43	1.28%
Class R
Actual	$1,000.00	$1,061.42	$3.94	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$3.86	0.77%
Class R4
Actual	$1,000.00	$1,064.97	$1.12	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$1.10	0.22%
Class R6
Actual	$1,000.00	$1,065.38	$0.32	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.62	$0.31	0.06%

Please see footnote on page 26.

Fund expenses (unaudited)	Wells Fargo Dynamic Target Date Funds	23

Dynamic Target 2015 Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,075.88	$2.59	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	$2.52	0.50%
Class C
Actual	$1,000.00	$1,072.87	$6.52	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.64	$6.35	1.26%
Class R
Actual	$1,000.00	$1,075.33	$3.94	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.84	0.76%
Class R4
Actual	$1,000.00	$1,076.83	$1.12	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$1.09	0.22%
Class R6
Actual	$1,000.00	$1,078.28	$0.32	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.62	$0.31	0.06%
Dynamic Target 2020 Fund
Class A
Actual	$1,000.00	$1,082.48	$2.58	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.45	$2.51	0.50%
Class C
Actual	$1,000.00	$1,080.03	$6.64	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.44	1.28%
Class R
Actual	$1,000.00	$1,082.41	$3.95	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.14	$3.83	0.76%
Class R4
Actual	$1,000.00	$1,085.53	$1.19	0.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	$1.16	0.23%
Class R6
Actual	$1,000.00	$1,084.95	$0.37	0.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.58	$0.36	0.07%
Dynamic Target 2025 Fund
Class A
Actual	$1,000.00	$1,092.11	$2.43	0.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	$2.35	0.47%
Class C
Actual	$1,000.00	$1,087.95	$6.67	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.54	$6.45	1.28%
Class R
Actual	$1,000.00	$1,090.08	$4.00	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.87	0.77%
Class R4
Actual	$1,000.00	$1,093.17	$1.22	0.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.18	0.23%
Class R6
Actual	$1,000.00	$1,094.65	$0.39	0.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.56	$0.38	0.08%

Please see footnote on page 26.

24	Wells Fargo Dynamic Target Date Funds	Fund expenses (unaudited)

Dynamic Target 2030 Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,099.37	$2.30	0.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.21	0.44%
Class C
Actual	$1,000.00	$1,095.25	$6.69	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.45	1.28%
Class R
Actual	$1,000.00	$1,097.98	$4.12	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$3.97	0.79%
Class R4
Actual	$1,000.00	$1,101.05	$1.25	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	$1.20	0.24%
Class R6
Actual	$1,000.00	$1,100.43	$0.44	0.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.51	$0.42	0.08%
Dynamic Target 2035 Fund
Class A
Actual	$1,000.00	$1,104.81	$2.41	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.65	$2.31	0.46%
Class C
Actual	$1,000.00	$1,100.96	$6.73	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.52	$6.47	1.28%
Class R
Actual	$1,000.00	$1,103.73	$4.09	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$3.92	0.78%
Class R4
Actual	$1,000.00	$1,106.78	$1.24	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.75	$1.20	0.24%
Class R6
Actual	$1,000.00	$1,107.15	$0.43	0.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.52	$0.42	0.08%
Dynamic Target 2040 Fund
Class A
Actual	$1,000.00	$1,109.36	$2.56	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.46	0.49%
Class C
Actual	$1,000.00	$1,104.63	$6.77	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.49	1.29%
Class R
Actual	$1,000.00	$1,108.42	$4.14	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$3.97	0.79%
Class R4
Actual	$1,000.00	$1,110.36	$1.27	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	$1.22	0.24%
Class R6
Actual	$1,000.00	$1,110.83	$0.46	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.50	$0.44	0.09%

Please see footnote on page 26.

Fund expenses (unaudited)	Wells Fargo Dynamic Target Date Funds	25

Dynamic Target 2045 Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,110.15	$2.55	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.45	0.49%
Class C
Actual	$1,000.00	$1,105.70	$6.82	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Class R
Actual	$1,000.00	$1,108.43	$4.14	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$3.97	0.79%
Class R4
Actual	$1,000.00	$1,111.43	$1.26	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	$1.21	0.24%
Class R6
Actual	$1,000.00	$1,112.91	$0.45	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.51	$0.43	0.09%
Dynamic Target 2050 Fund
Class A
Actual	$1,000.00	$1,110.20	$2.72	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.35	$2.61	0.52%
Class C
Actual	$1,000.00	$1,105.96	$6.75	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.53	$6.47	1.28%
Class R
Actual	$1,000.00	$1,108.67	$4.15	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$3.97	0.79%
Class R4
Actual	$1,000.00	$1,111.66	$1.26	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	$1.21	0.24%
Class R6
Actual	$1,000.00	$1,113.13	$0.45	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.51	$0.43	0.09%
Dynamic Target 2055 Fund
Class A
Actual	$1,000.00	$1,110.54	$2.82	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.70	0.54%
Class C
Actual	$1,000.00	$1,106.27	$6.80	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.48	$6.51	1.29%
Class R
Actual	$1,000.00	$1,108.98	$4.15	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$3.97	0.79%
Class R4
Actual	$1,000.00	$1,111.98	$1.26	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	$1.21	0.24%
Class R6
Actual	$1,000.00	$1,113.44	$0.45	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.50	$0.43	0.09%

Please see footnote on page 26.

26	Wells Fargo Dynamic Target Date Funds	Fund expenses (unaudited)

Dynamic Target 2060 Fund	Beginning account value 12-1-2016	Ending account value 5-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,110.66	$2.89	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	$2.77	0.55%
Class C
Actual	$1,000.00	$1,106.38	$6.83	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Class R
Actual	$1,000.00	$1,109.07	$4.15	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98	0.79%
Class R4
Actual	$1,000.00	$1,112.10	$1.26	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	$1.21	0.24%
Class R6
Actual	$1,000.00	$1,112.50	$0.45	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.51	$0.43	0.09%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	27

DYNAMIC TARGET TODAY FUND

Security name			Shares	Value

Exchange-Traded Funds: 29.14%
iShares Global Infrastructure ETF			2,599	$116,072
Schwab International Equity ETF			7,091	223,863
Schwab U.S. Aggregate Bond ETF			11,777	616,644
Schwab U.S. Broad Market ETF			8,818	513,737
Schwab U.S. REIT ETF			3,995	161,558

Total Exchange-Traded Funds (Cost $1,516,872)				1,631,874

Investment Companies: 71.54%

Affiliated Master Portfolios: 24.03%
Wells Fargo C&B Large Cap Value Portfolio				92,292
Wells Fargo Core Bond Portfolio				739,927
Wells Fargo Large Company Value Portfolio				89,727
Wells Fargo Real Return Portfolio				308,166
Wells Fargo Small Company Growth Portfolio				57,978
Wells Fargo Small Company Value Portfolio				57,510

				1,345,600

Bond Funds: 25.37%
Wells Fargo International Bond Fund Class R6 (l)†			30,680	312,020
Wells Fargo Short-Term Bond Fund Institutional Class (l)			63,027	552,748
Wells Fargo Strategic Income Fund Institutional Class (l)			58,587	555,994

				1,420,762

Stock Funds: 22.14%
Calamos Market Neutral Income Fund Class I			21,116	277,047
Wells Fargo Diversified International Fund Class R6 (l)			20,848	265,390
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			10,752	117,414
Wells Fargo Endeavor Select Fund Institutional Class (l)			15,011	144,703
Wells Fargo Enterprise Fund Class R6 (l)†			2,023	102,704
Wells Fargo Intrinsic Value Fund Class R6 (l)			7,587	91,653
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			9,280	143,844
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			2,623	97,250

				1,240,005

Total Investment Companies (Cost $3,891,336)				4,006,367

	Yield	Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,413,206) *	100.77%	5,643,239
Other assets and liabilities, net	(0.77)	(43,036)

Total net assets	100.00%	$5,600,203

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET TODAY FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,417,438 and unrealized gains (losses) consists of:

Gross unrealized gains	$271,416
Gross unrealized losses	(45,615)

Net unrealized gains	$225,801

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	29

DYNAMIC TARGET 2015 FUND

Security name			Shares	Value

Exchange-Traded Funds: 30.76%
iShares Global Infrastructure ETF			2,661	$118,840
Schwab International Equity ETF			10,199	321,983
Schwab U.S. Aggregate Bond ETF			9,223	482,917
Schwab U.S. Broad Market ETF			12,762	743,514
Schwab U.S. REIT ETF			2,866	115,901

Total Exchange-Traded Funds (Cost $1,628,200)				1,783,155

Investment Companies: 69.76%

Affiliated Master Portfolios: 21.62%
Wells Fargo C&B Large Cap Value Portfolio				133,467
Wells Fargo Core Bond Portfolio				580,654
Wells Fargo Large Company Value Portfolio				130,046
Wells Fargo Real Return Portfolio				242,186
Wells Fargo Small Company Growth Portfolio				83,772
Wells Fargo Small Company Value Portfolio				83,189

				1,253,314

Bond Funds: 19.29%
Wells Fargo International Bond Fund Class R6 (l)†			24,233	246,452
Wells Fargo Short-Term Bond Fund Institutional Class (l)			49,570	434,729
Wells Fargo Strategic Income Fund Institutional Class (l)			46,059	437,100

				1,118,281

Stock Funds: 28.85%
Calamos Market Neutral Income Fund Class I			21,786	285,837
Wells Fargo Diversified International Fund Class R6 (l)			30,005	381,966
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			15,480	169,042
Wells Fargo Endeavor Select Fund Institutional Class (l)			21,586	208,085
Wells Fargo Enterprise Fund Class R6 (l)†			2,907	147,580
Wells Fargo Intrinsic Value Fund Class R6 (l)			10,975	132,574
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			13,398	207,666
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			3,784	140,263

				1,673,013

Total Investment Companies (Cost $3,906,806)				4,044,608

Yield		Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,540,004) *	100.61%	5,832,761
Other assets and liabilities, net	(0.61)	(35,221)

Total net assets	100.00%	$5,797,540

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2015 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,547,803 and unrealized gains (losses) consists of:

Gross unrealized gains	$346,679
Gross unrealized losses	(61,721)

Net unrealized gains	$284,958

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	31

DYNAMIC TARGET 2020 FUND

Security name			Shares	Value

Exchange-Traded Funds: 31.73%
iShares Global Infrastructure ETF			1,699	$75,877
Schwab International Equity ETF			12,180	384,523
Schwab U.S. Aggregate Bond ETF			7,497	392,543
Schwab U.S. Broad Market ETF			15,418	898,252
Schwab U.S. REIT ETF			2,814	113,798

Total Exchange-Traded Funds (Cost $1,696,727)				1,864,993

Investment Companies: 68.67%

Affiliated Master Portfolios: 20.19%
Wells Fargo C&B Large Cap Value Portfolio				160,631
Wells Fargo Core Bond Portfolio				470,902
Wells Fargo Large Company Value Portfolio				156,871
Wells Fargo Real Return Portfolio				196,117
Wells Fargo Small Company Growth Portfolio				101,557
Wells Fargo Small Company Value Portfolio				100,773

				1,186,851

Bond Funds: 15.36%
Wells Fargo International Bond Fund Class R6 (l)†			19,465	197,957
Wells Fargo Short-Term Bond Fund Institutional Class (l)			40,163	352,225
Wells Fargo Strategic Income Fund Institutional Class (l)			37,167	352,710

				902,892

Stock Funds: 33.12%
Calamos Market Neutral Income Fund Class I			22,028	289,002
Wells Fargo Diversified International Fund Class R6 (l)			35,678	454,178
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			18,721	204,435
Wells Fargo Endeavor Select Fund Institutional Class (l)			25,618	246,956
Wells Fargo Enterprise Fund Class R6 (l)†			3,457	175,499
Wells Fargo Intrinsic Value Fund Class R6 (l)			13,214	159,624
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			15,869	245,967
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			4,602	170,598

				1,946,259

Total Investment Companies (Cost $3,897,712)				4,036,002

	Yield	Maturity date	Principal
Short-Term Investments: 0.08%

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,599,437) *	100.48%	5,905,993
Other assets and liabilities, net	(0.48)	(28,395)

Total net assets	100.00%	$5,877,598

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2020 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,610,416 and unrealized gains (losses) consists of:

Gross unrealized gains	$375,789
Gross unrealized losses	(80,212)

Net unrealized gains	$295,577

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	33

DYNAMIC TARGET 2025 FUND

Security name			Shares	Value

Exchange-Traded Funds: 32.60%
iShares Global Infrastructure ETF			1,408	$62,881
Schwab International Equity ETF			14,600	460,922
Schwab U.S. Aggregate Bond ETF			5,835	305,521
Schwab U.S. Broad Market ETF			18,414	1,072,800
Schwab U.S. REIT ETF			1,813	73,318

Total Exchange-Traded Funds (Cost $1,779,133)				1,975,442

Investment Companies: 68.21%

Affiliated Master Portfolios: 18.82%
Wells Fargo C&B Large Cap Value Portfolio				192,917
Wells Fargo Core Bond Portfolio				365,880
Wells Fargo Large Company Value Portfolio				187,459
Wells Fargo Real Return Portfolio				151,996
Wells Fargo Small Company Growth Portfolio				121,534
Wells Fargo Small Company Value Portfolio				120,668

				1,140,454

Bond Funds: 11.57%
Wells Fargo International Bond Fund Class R6 (l)†			15,005	152,603
Wells Fargo Short-Term Bond Fund Institutional Class (l)			31,304	274,537
Wells Fargo Strategic Income Fund Institutional Class (l)			28,892	274,185

				701,325

Stock Funds: 37.82%
Calamos Market Neutral Income Fund Class I			22,843	299,695
Wells Fargo Diversified International Fund Class R6 (l)			42,893	546,030
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			22,562	246,373
Wells Fargo Endeavor Select Fund Institutional Class (l)			30,863	297,520
Wells Fargo Enterprise Fund Class R6 (l)†			4,149	210,552
Wells Fargo Intrinsic Value Fund Class R6 (l)			15,864	191,636
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			19,115	296,281
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			5,486	203,345

				2,291,432

Total Investment Companies (Cost $3,978,422)				4,133,211

	Yield	Maturity date	Principal
Short-Term Investments: 0.08%

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,762,553) *	100.89%	6,113,651
Other assets and liabilities, net	(0.89)	(54,198)

Total net assets	100.00%	$6,059,453

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2025 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,777,791 and unrealized gains (losses) consists of:

Gross unrealized gains	$430,226
Gross unrealized losses	(94,366)

Net unrealized gains	$335,860

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	35

DYNAMIC TARGET 2030 FUND

Security name			Shares	Value

Exchange-Traded Funds: 33.25%
iShares Global Infrastructure ETF			358	$15,988
Schwab International Equity ETF			16,915	534,007
Schwab U.S. Aggregate Bond ETF			4,009	209,911
Schwab U.S. Broad Market ETF			20,872	1,216,003
Schwab U.S. REIT ETF			1,441	58,274

Total Exchange-Traded Funds (Cost $1,823,351)				2,034,183

Investment Companies: 67.56%

Affiliated Master Portfolios: 17.34%
Wells Fargo C&B Large Cap Value Portfolio				218,637
Wells Fargo Core Bond Portfolio				251,244
Wells Fargo Large Company Value Portfolio				212,650
Wells Fargo Real Return Portfolio				104,239
Wells Fargo Small Company Growth Portfolio				137,652
Wells Fargo Small Company Value Portfolio				136,899

				1,061,321

Bond Funds: 7.87%
Wells Fargo International Bond Fund Class R6 (l)†			10,318	104,931
Wells Fargo Short-Term Bond Fund Institutional Class (l)			21,464	188,240
Wells Fargo Strategic Income Fund Institutional Class (l)			19,829	188,176

				481,347

Stock Funds: 42.35%
Calamos Market Neutral Income Fund Class I			22,869	300,038
Wells Fargo Diversified International Fund Class R6 (l)			49,683	632,460
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			25,545	278,947
Wells Fargo Endeavor Select Fund Institutional Class (l)			35,780	344,918
Wells Fargo Enterprise Fund Class R6 (l)†			4,817	244,499
Wells Fargo Intrinsic Value Fund Class R6 (l)			17,979	217,190
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			22,109	342,689
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,219	230,551

				2,591,292

Total Investment Companies (Cost $3,975,415)				4,133,960

	Yield	Maturity date	Principal
Short-Term Investments: 0.08%

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,803,764) *	100.89%	6,173,141
Other assets and liabilities, net	(0.89)	(54,474)

Total net assets	100.00%	$6,118,667

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2030 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,824,465 and unrealized gains (losses) consists of:

Gross unrealized gains	$461,613
Gross unrealized losses	(112,937)

Net unrealized gains	$348,676

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	37

DYNAMIC TARGET 2035 FUND

Security name			Shares	Value

Exchange-Traded Funds: 33.65%
Schwab International Equity ETF			17,887	$564,692
Schwab U.S. Aggregate Bond ETF			2,585	135,351
Schwab U.S. Broad Market ETF			22,087	1,286,789
Schwab U.S. REIT ETF			359	14,518

Total Exchange-Traded Funds (Cost $1,782,487)				2,001,350

Investment Companies: 67.19%

Affiliated Master Portfolios: 16.37%
Wells Fargo C&B Large Cap Value Portfolio				230,574
Wells Fargo Core Bond Portfolio				161,854
Wells Fargo Large Company Value Portfolio				224,759
Wells Fargo Real Return Portfolio				67,060
Wells Fargo Small Company Growth Portfolio				145,218
Wells Fargo Small Company Value Portfolio				144,355

				973,820

Bond Funds: 5.21%
Wells Fargo International Bond Fund Class R6 (l)†			6,631	67,433
Wells Fargo Short-Term Bond Fund Institutional Class (l)			13,834	121,325
Wells Fargo Strategic Income Fund Institutional Class (l)			12,780	121,279

				310,037

Stock Funds: 45.61%
Calamos Market Neutral Income Fund Class I			22,200	291,261
Wells Fargo Diversified International Fund Class R6 (l)			52,496	668,270
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			27,115	296,097
Wells Fargo Endeavor Select Fund Institutional Class (l)			37,790	364,293
Wells Fargo Enterprise Fund Class R6 (l)†			5,081	257,895
Wells Fargo Intrinsic Value Fund Class R6 (l)			18,969	229,149
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			23,349	361,905
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,581	243,961

				2,712,831

Total Investment Companies (Cost $3,835,400)				3,996,688

	Yield	Maturity date	Principal
Short-Term Investments: 0.08%

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,622,885) *	100.92%	6,003,036
Other assets and liabilities, net	(0.92)	(54,755)

Total net assets	100.00%	$5,948,281

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2035 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,651,041 and unrealized gains (losses) consists of:

Gross unrealized gains	$476,593
Gross unrealized losses	(124,598)

Net unrealized gains	$351,995

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	39

DYNAMIC TARGET 2040 FUND

Security name			Shares	Value

Exchange-Traded Funds: 34.06%
Schwab International Equity ETF			18,678	$589,664
Schwab U.S. Aggregate Bond ETF			1,593	83,410
Schwab U.S. Broad Market ETF			23,132	1,347,670

Total Exchange-Traded Funds (Cost $1,790,855)				2,020,744

Investment Companies: 66.43%

Affiliated Master Portfolios: 15.58%
Wells Fargo C&B Large Cap Value Portfolio				241,873
Wells Fargo Core Bond Portfolio				100,477
Wells Fargo Large Company Value Portfolio				236,235
Wells Fargo Real Return Portfolio				42,192
Wells Fargo Small Company Growth Portfolio				152,085
Wells Fargo Small Company Value Portfolio				151,338

				924,200

Bond Funds: 3.25%
Wells Fargo International Bond Fund Class R6 (l)†			4,177	42,478
Wells Fargo Short-Term Bond Fund Institutional Class (l)			8,598	75,406
Wells Fargo Strategic Income Fund Institutional Class (l)			7,937	75,324

				193,208

Stock Funds: 47.60%
Calamos Market Neutral Income Fund Class I			22,091	289,837
Wells Fargo Diversified International Fund Class R6 (l)			54,840	698,116
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			28,406	310,193
Wells Fargo Endeavor Select Fund Institutional Class (l)			39,486	380,647
Wells Fargo Enterprise Fund Class R6 (l)†			5,325	270,286
Wells Fargo Intrinsic Value Fund Class R6 (l)			19,914	240,564
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			24,408	378,323
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,909	256,103

				2,824,069

Total Investment Companies (Cost $3,772,380)				3,941,477

	Yield	Maturity date	Principal
Short-Term Investments: 0.08%

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,568,233) *	100.57%	5,967,219
Other assets and liabilities, net	(0.57)	(34,002)

Total net assets	100.00%	$5,933,217

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2040 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,603,674 and unrealized gains (losses) consists of:

Gross unrealized gains	$495,446
Gross unrealized losses	(131,901)

Net unrealized gains	$363,545

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	41

DYNAMIC TARGET 2045 FUND

Security name			Shares	Value

Exchange-Traded Funds: 34.39%
Schwab International Equity ETF			18,819	$594,116
Schwab U.S. Aggregate Bond ETF			1,176	61,575
Schwab U.S. Broad Market ETF			23,379	1,362,061

Total Exchange-Traded Funds (Cost $1,786,366)				2,017,752

Investment Companies: 66.18%

Affiliated Master Portfolios: 15.28%
Wells Fargo C&B Large Cap Value Portfolio				243,953
Wells Fargo Core Bond Portfolio				74,301
Wells Fargo Large Company Value Portfolio				239,049
Wells Fargo Real Return Portfolio				31,286
Wells Fargo Small Company Growth Portfolio				154,316
Wells Fargo Small Company Value Portfolio				153,613

				896,518

Bond Funds: 2.44%
Wells Fargo International Bond Fund Class R6 (l)†			3,087	31,397
Wells Fargo Short-Term Bond Fund Institutional Class (l)			6,359	55,772
Wells Fargo Strategic Income Fund Institutional Class (l)			5,873	55,732

				142,901

Stock Funds: 48.46%
Calamos Market Neutral Income Fund Class I			21,919	287,578
Wells Fargo Diversified International Fund Class R6 (l)			55,248	703,305
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			28,810	314,607
Wells Fargo Endeavor Select Fund Institutional Class (l)			39,766	383,345
Wells Fargo Enterprise Fund Class R6 (l)†			5,349	271,509
Wells Fargo Intrinsic Value Fund Class R6 (l)			20,087	242,651
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			24,611	381,477
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,986	258,954

				2,843,426

Total Investment Companies (Cost $3,713,964)				3,882,845

	Yield	Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,505,328) *	100.66%	5,905,595
Other assets and liabilities, net	(0.66)	(38,667)

Total net assets	100.00%	$5,866,928

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2045 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,536,821 and unrealized gains (losses) consists of:

Gross unrealized gains	$496,948
Gross unrealized losses	(128,174)

Net unrealized gains	$368,774

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	43

DYNAMIC TARGET 2050 FUND

Security name			Shares	Value

Exchange-Traded Funds: 34.51%
Schwab International Equity ETF			18,566	$586,128
Schwab U.S. Aggregate Bond ETF			1,110	58,120
Schwab U.S. Broad Market ETF			23,176	1,350,233

Total Exchange-Traded Funds (Cost $1,765,017)				1,994,481

Investment Companies: 66.17%

Affiliated Master Portfolios: 15.26%
Wells Fargo C&B Large Cap Value Portfolio				242,047
Wells Fargo Core Bond Portfolio				69,707
Wells Fargo Large Company Value Portfolio				237,195
Wells Fargo Real Return Portfolio				29,018
Wells Fargo Small Company Growth Portfolio				152,309
Wells Fargo Small Company Value Portfolio				151,755

				882,031

Bond Funds: 2.31%
Wells Fargo International Bond Fund Class R6 (l)†			2,866	29,143
Wells Fargo Short-Term Bond Fund Institutional Class (l)			5,958	52,253
Wells Fargo Strategic Income Fund Institutional Class (l)			5,502	52,210

				133,606

Stock Funds: 48.60%
Calamos Market Neutral Income Fund Class I			21,648	284,018
Wells Fargo Diversified International Fund Class R6 (l)			54,555	694,490
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			28,357	309,663
Wells Fargo Endeavor Select Fund Institutional Class (l)			39,226	378,142
Wells Fargo Enterprise Fund Class R6 (l)†			5,289	268,446
Wells Fargo Intrinsic Value Fund Class R6 (l)			19,936	240,832
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			24,291	376,504
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,925	256,700

				2,808,795

Total Investment Companies (Cost $3,660,400)				3,824,432

	Yield	Maturity date	Principal
Short-Term Investments: 0.08%

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,430,415) *	100.76%	5,823,911
Other assets and liabilities, net	(0.76)	(44,048)

Total net assets	100.00%	$5,779,863

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2050 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,462,581 and unrealized gains (losses) consists of:

Gross unrealized gains	$492,374
Gross unrealized losses	(131,044)

Net unrealized gains	$361,330

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	45

DYNAMIC TARGET 2055 FUND

Security name			Shares	Value

Exchange-Traded Funds: 34.43%
Schwab International Equity ETF			18,647	$588,687
Schwab U.S. Aggregate Bond ETF			1,109	58,067
Schwab U.S. Broad Market ETF			23,059	1,343,418

Total Exchange-Traded Funds (Cost $1,761,020)				1,990,172

Investment Companies: 66.12%

Affiliated Master Portfolios: 15.19%
Wells Fargo C&B Large Cap Value Portfolio				241,121
Wells Fargo Core Bond Portfolio				69,659
Wells Fargo Large Company Value Portfolio				235,790
Wells Fargo Real Return Portfolio				29,000
Wells Fargo Small Company Growth Portfolio				151,679
Wells Fargo Small Company Value Portfolio				150,959

				878,208

Bond Funds: 2.31%
Wells Fargo International Bond Fund Class R6 (l)†			2,863	29,120
Wells Fargo Short-Term Bond Fund Institutional Class (l)			5,954	52,218
Wells Fargo Strategic Income Fund Institutional Class (l)			5,499	52,183

				133,521

Stock Funds: 48.62%
Calamos Market Neutral Income Fund Class I			21,552	282,760
Wells Fargo Diversified International Fund Class R6 (l)			54,716	696,540
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			28,331	309,373
Wells Fargo Endeavor Select Fund Institutional Class (l)			39,401	379,823
Wells Fargo Enterprise Fund Class R6 (l)†			5,307	269,404
Wells Fargo Intrinsic Value Fund Class R6 (l)			19,838	239,640
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			24,361	377,597
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,890	255,425

				2,810,562

Total Investment Companies (Cost $3,660,318)				3,822,291

	Yield	Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,426,336) *	100.64%	5,817,461
Other assets and liabilities, net	(0.64)	(36,732)

Total net assets	100.00%	$5,780,729

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2055 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,457,503 and unrealized gains (losses) consists of:

Gross unrealized gains	$491,712
Gross unrealized losses	(131,754)

Net unrealized gains	$359,958

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2017	Wells Fargo Dynamic Target Date Funds	47

DYNAMIC TARGET 2060 FUND

Security name			Shares	Value

Exchange-Traded Funds: 34.46%
Schwab International Equity ETF			18,664	$589,221
Schwab U.S. Aggregate Bond ETF			1,111	58,172
Schwab U.S. Broad Market ETF			23,089	1,345,165

Total Exchange-Traded Funds (Cost $1,762,999)				1,992,558

Investment Companies: 66.20%

Affiliated Master Portfolios: 15.21%
Wells Fargo C&B Large Cap Value Portfolio				241,393
Wells Fargo Core Bond Portfolio				69,784
Wells Fargo Large Company Value Portfolio				236,161
Wells Fargo Real Return Portfolio				29,052
Wells Fargo Small Company Growth Portfolio				151,878
Wells Fargo Small Company Value Portfolio				151,170

				879,438

Bond Funds: 2.32%
Wells Fargo International Bond Fund Class R6 (l)†			2,868	29,172
Wells Fargo Short-Term Bond Fund Institutional Class (l)			5,965	52,314
Wells Fargo Strategic Income Fund Institutional Class (l)			5,508	52,274

				133,760

Stock Funds: 48.67%
Calamos Market Neutral Income Fund Class I			21,583	283,166
Wells Fargo Diversified International Fund Class R6 (l)			54,775	697,282
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			28,367	309,766
Wells Fargo Endeavor Select Fund Institutional Class (l)			39,437	380,176
Wells Fargo Enterprise Fund Class R6 (l)†			5,314	269,731
Wells Fargo Intrinsic Value Fund Class R6 (l)			19,863	239,940
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			24,384	377,959
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,900	255,791

				2,813,811

Total Investment Companies (Cost $3,665,391)				3,827,009

	Yield	Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill #(z)	0.70%	6-22-2017	$5,000	4,998

Total Short-Term Investments (Cost $4,998)				4,998

Total investments in securities (Cost $5,433,388) *	100.75%	5,824,565
Other assets and liabilities, net	(0.75)	(43,366)

Total net assets	100.00%	$5,781,199

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2017

DYNAMIC TARGET 2060 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,464,427 and unrealized gains (losses) consists of:

Gross unrealized gains	$492,407
Gross unrealized losses	(132,269)

Net unrealized gains	$360,138

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

50	Wells Fargo Dynamic Target Date Funds	Statements of assets and liabilities—May 31, 2017

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Assets
Investments
In affiliated Underlying Funds, at value (see cost below)	$2,383,720	$2,505,457
In unaffiliated Underlying Funds and securities, at value (see cost below)	1,913,919	2,073,990
In affiliated Master Portfolios, at value (see cost below)	1,345,600	1,253,314

Total investments, at value (see cost below)	5,643,239	5,832,761
Cash	0	0
Receivable for investments sold	809	2,042
Receivable for dividends	753	592
Receivable from manager	17,935	17,479
Prepaid expenses and other assets	47,379	53,194

Total assets	5,710,115	5,906,068

Liabilities
Payable for investments purchased	818	665
Payable for daily variation margin on open futures contracts	422	422
Due to custodian bank	708	1,950
Distribution fees payable	91	92
Administration fees payable	215	240
Shareholder report expenses payable	52,365	50,515
Custodian and accounting fees payable	28,309	27,597
Professional fees payable	24,288	24,288
Accrued expenses and other liabilities	2,696	2,759

Total liabilities	109,912	108,528

Total net assets	$5,600,203	$5,797,540

NET ASSETS CONSIST OF
Paid-in capital	$5,271,346	$5,383,535
Undistributed net investment income	32,823	31,897
Accumulated net realized gains on investments	67,272	90,622
Net unrealized gains on investments	228,762	291,486

Total net assets	$5,600,203	$5,797,540

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$237,683	$363,199
Shares outstanding – Class A1	22,323	33,753
Net asset value per share – Class A	$10.65	$10.76
Maximum offering price per share – Class A2	$11.30	$11.42
Net assets – Class C	$107,538	$108,985
Shares outstanding – Class C1	10,163	10,180
Net asset value per share – Class C	$10.58	$10.71
Net assets – Class R	$108,351	$109,805
Shares outstanding – Class R1	10,219	10,237
Net asset value per share – Class R	$10.60	$10.73
Net assets – Class R4	$109,261	$110,722
Share outstanding – Class R4[1]	10,279	10,296
Net asset value per share – Class R4	$10.63	$10.75
Net assets – Class R6	$5,037,370	$5,104,829
Shares outstanding – Class R6[1]	473,623	474,416
Net asset value per share – Class R6	$10.64	$10.76

Investments in affiliated Underlying Funds, at cost	$2,329,297	$2,445,045

Investments in unaffiliated Underlying Funds and securities, at cost	$1,795,100	$1,914,713

Investments in affiliated Master Portfolios, at cost	$1,288,809	$1,180,246

Total investments, at cost	$5,413,206	$5,540,004

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2017	Wells Fargo Dynamic Target Date Funds	51

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$2,560,149	$2,693,062	$2,772,601	$2,731,607	$2,727,440	$2,698,749	$2,658,383
2,158,993	2,280,135	2,339,219	2,297,609	2,315,579	2,310,328	2,283,497
1,186,851	1,140,454	1,061,321	973,820	924,200	896,518	882,031

5,905,993	6,113,651	6,173,141	6,003,036	5,967,219	5,905,595	5,823,911
0	1,231	0	0	0	0	0
783	0	767	791	816	3,087	795
479	372	255	164	102	76	71
16,943	19,334	19,438	19,342	17,333	17,723	18,433
60,382	33,904	32,840	32,838	54,000	47,468	42,850

5,984,580	6,168,492	6,226,441	6,056,171	6,039,470	5,973,949	5,886,060

610	1,599	450	364	253	72	119
422	422	422	422	422	422	422
615	0	566	593	658	3,089	730
93	102	95	95	95	96	96
246	273	276	241	236	223	206
50,283	52,136	51,789	51,806	50,868	49,545	50,462
27,234	26,780	26,449	26,684	26,573	26,593	27,065
24,749	24,912	24,912	24,912	24,403	24,288	24,449
2,730	2,815	2,815	2,773	2,745	2,693	2,648

106,982	109,039	107,774	107,890	106,253	107,021	106,197

$5,877,598	$6,059,453	$6,118,667	$5,948,281	$5,933,217	$5,866,928	$5,779,863

$5,437,031	$5,558,684	$5,591,907	$5,411,317	$5,379,371	$5,310,338	$5,230,465
29,342	28,262	26,138	24,795	23,734	23,339	22,984
105,940	122,680	132,516	133,289	132,397	134,255	134,189
305,285	349,827	368,106	378,880	397,715	398,996	392,225

$5,877,598	$6,059,453	$6,118,667	$5,948,281	$5,933,217	$5,866,928	$5,779,863

$379,621	$509,742	$542,631	$337,951	$306,900	$221,439	$133,963
35,199	46,883	49,675	30,798	27,902	20,087	12,146
$10.78	$10.87	$10.92	$10.97	$11.00	$11.02	$11.03
$11.44	$11.53	$11.59	$11.64	$11.67	$11.69	$11.70
$110,256	$124,093	$111,995	$112,509	$112,829	$113,208	$113,224
10,250	11,450	10,276	10,279	10,278	10,300	10,302
$10.76	$10.84	$10.90	$10.95	$10.98	$10.99	$10.99
$111,094	$111,875	$112,673	$113,374	$113,695	$114,083	$114,089
10,299	10,291	10,313	10,332	10,331	10,352	10,355
$10.79	$10.87	$10.93	$10.97	$11.01	$11.02	$11.02
$112,018	$112,806	$113,601	$114,305	$114,630	$115,021	$115,029
10,356	10,347	10,369	10,388	10,387	10,408	10,410
$10.82	$10.90	$10.96	$11.00	$11.04	$11.05	$11.05
$5,164,609	$5,200,937	$5,237,767	$5,270,142	$5,285,163	$5,303,177	$5,303,558
477,115	476,727	477,709	478,582	478,520	479,504	479,600
$10.82	$10.91	$10.96	$11.01	$11.04	$11.06	$11.06

$2,507,880	$2,634,403	$2,718,296	$2,678,407	$2,670,020	$2,642,452	$2,606,678

$1,986,501	$2,079,407	$2,123,841	$2,074,297	$2,081,084	$2,074,387	$2,049,521

$1,105,056	$1,048,743	$961,627	$870,181	$817,129	$788,489	$774,216

$5,599,437	$5,762,553	$5,803,764	$5,622,885	$5,568,233	$5,505,328	$5,430,415

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Dynamic Target Date Funds	Statements of assets and liabilities—May 31, 2017

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Assets
Investments
In affiliated Underlying Funds, at value (see cost below)	$2,661,323	$2,664,405
In unaffiliated Underlying Funds and securities, at value (see cost below)	2,277,930	2,280,722
In affiliated Master Portfolios, at value (see cost below)	878,208	879,438

Total investments, at value (see cost below)	5,817,461	5,824,565
Receivable for investments sold	771	768
Receivable for dividends	71	71
Receivable from manager	17,797	18,348
Prepaid expenses and other assets	50,793	43,241

Total assets	5,886,893	5,886,993

Liabilities
Payable for investments purchased	119	119
Payable for daily variation margin on open futures contracts	422	422
Due to custodian bank	719	714
Distribution fees payable	96	96
Administration fees payable	206	205
Shareholder report expenses payable	50,426	50,445
Custodian and accounting fees payable	27,026	26,644
Professional fees payable	24,449	24,449
Accrued expenses and other liabilities	2,701	2,700

Total liabilities	106,164	105,794

Total net assets	$5,780,729	$5,781,199

NET ASSETS CONSIST OF
Paid-in capital	$5,232,308	$5,231,919
Undistributed net investment income	22,922	22,977
Accumulated net realized gains on investments	135,645	136,397
Net unrealized gains on investments	389,854	389,906

Total net assets	$5,780,729	$5,781,199

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$133,811	$126,696
Shares outstanding – Class A1	12,134	11,487
Net asset value per share – Class A	$11.03	$11.03
Maximum offering price per share – Class A2	$11.70	$11.70
Net assets – Class C	$113,239	$113,388
Shares outstanding – Class C1	10,305	10,316
Net asset value per share – Class C	$10.99	$10.99
Net assets – Class R	$114,110	$114,264
Shares outstanding – Class R1	10,358	10,369
Net asset value per share – Class R	$11.02	$11.02
Net assets – Class R4	$115,050	$115,205
Share outstanding – Class R4[1]	10,413	10,424
Net asset value per share – Class R4	$11.05	$11.05
Net assets – Class R6	$5,304,519	$5,311,646
Shares outstanding – Class R6[1]	479,736	480,261
Net asset value per share – Class R6	$11.06	$11.06

Investments in affiliated Underlying Funds, at cost	$2,611,388	$2,614,972

Investments in unaffiliated Underlying Funds and securities, at cost	$2,044,285	$2,046,718

Investments in affiliated Master Portfolios, at cost	$770,663	$771,698

Total investments, at cost	$5,426,336	$5,433,388

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

54	Wells Fargo Dynamic Target Date Funds	Statements of operations—year ended May 31, 2017

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Investment income
Dividends from unaffiliated Underlying Funds	$37,639	$40,531
Dividends from affiliated Underlying Funds	31,394	31,877
Interest allocated from affiliated Master Portfolios*	21,909	17,021
Dividends allocated from affiliated Master Portfolios**	5,529	7,429
Interest	12	13
Securities lending income allocated from affiliated Master Portfolios	320	347
Affiliated income allocated from affiliated Master Portfolios	191	177
Other income allocated from affiliated Master Portfolios	4	4
Expenses allocated from affiliated Master Portfolios	(6,033)	(6,158)
Waivers allocated from affiliated Master Portfolios	299	247

Total investment income	91,264	91,488

Expenses
Management fee	10,555	10,993
Administration fees
Class A	311	753
Class C	217	218
Class R	218	219
Class R4	84	84
Class R6	1,445	1,448
Shareholder servicing fees
Class A	371	896
Class C	259	259
Class R	260	260
Class R4	104	105
Distribution fees
Class C	776	777
Class R	260	260
Custody and accounting fees	25,926	25,935
Professional fees	34,665	34,665
Registration fees	73,113	67,993
Shareholder report expenses	54,688	54,542
Trustees’ fees and expenses	21,064	21,064
Other fees and expenses	3,577	2,952

Total expenses	227,893	223,423
Less: Fee waivers and/or expense reimbursements	(221,643)	(216,212)

Net expenses	6,250	7,211

Net investment income	85,014	84,277

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	2,265	3,370
Affiliated Underlying Funds	(4,880)	(12,378)
Futures transactions	5,614	4,266
Capital gain distributions from unaffiliated Underlying Funds	3,984	4,177
Capital gain distributions from affiliated Underlying Funds	44,176	62,711
Securities transactions allocated from affiliated Master Portfolios	32,202	44,757

Net realized gains on investments	83,361	106,903

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	109,194	154,972
Affiliated Underlying Funds	127,788	170,956
Futures transactions	(640)	(640)
Securities transactions allocated from affiliated Master Portfolios	12,648	19,793

Net change in unrealized gains (losses) on investments	248,990	345,081

Net realized and unrealized gains (losses) on investments	332,351	451,984

Net increase in net assets resulting from operations	$417,365	$536,261

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$9	$7
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$77	$91

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2017	Wells Fargo Dynamic Target Date Funds	55

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$40,521	$41,444	$41,207	$40,494	$40,914	$40,635	$40,524
31,238	31,310	30,754	30,124	29,842	29,448	29,057
13,381	10,088	6,706	4,439	2,730	2,097	2,008
8,452	9,689	10,629	11,010	11,427	11,524	11,488
15	16	20	19	20	20	20
353	366	372	372	373	372	370
162	152	139	128	120	117	116
4	5	7	7	7	7	7
(6,076)	(6,106)	(5,998)	(5,874)	(5,797)	(5,747)	(5,716)
205	169	131	104	85	78	76

88,255	87,133	83,967	80,823	79,721	78,551	77,950

10,935	11,063	10,998	10,782	10,759	10,682	10,600

639	756	701	466	446	340	254
219	242	219	219	219	219	219
220	220	220	220	220	220	220
84	84	84	84	84	84	84
1,455	1,454	1,455	1,456	1,456	1,459	1,459

761	900	834	555	531	405	302
261	288	260	261	261	261	261
262	262	262	262	262	263	263
105	105	105	105	105	105	105

781	864	782	782	782	783	784
262	262	262	262	262	263	263
25,933	25,936	25,935	25,930	25,930	25,928	26,223
32,164	40,098	40,098	34,098	34,070	34,665	34,687
64,590	84,088	85,150	88,150	67,814	71,854	80,088
54,265	54,790	54,535	54,535	54,684	54,381	54,345
21,064	18,772	18,772	21,772	21,059	21,064	21,046
3,248	4,983	4,983	4,984	3,087	3,400	3,577

217,248	245,167	245,655	244,923	222,031	226,376	234,780
(209,851)	(237,170)	(237,541)	(237,363)	(214,234)	(218,926)	(227,516)

7,397	7,997	8,114	7,560	7,797	7,450	7,264

80,858	79,136	75,853	73,263	71,924	71,101	70,686

3,043	1,748	160	(119)	(215)	(3)	106
(12,717)	(9,833)	(8,370)	(8,541)	(10,739)	(11,268)	(11,094)
4,174	583	(3,780)	2,499	40	125	125
4,122	4,171	4,087	4,039	3,992	3,959	3,948
72,575	83,942	92,472	97,317	102,569	102,252	102,260
52,416	60,257	66,700	70,441	73,434	74,277	74,176

123,613	140,868	151,269	165,636	169,081	169,342	169,521

178,634	209,811	232,276	244,995	257,020	259,553	257,568
194,071	216,400	237,284	247,696	258,305	261,625	256,789
(640)	(640)	(640)	(640)	(640)	(640)	(640)
24,381	28,684	32,669	33,937	35,533	35,934	35,919

396,446	454,255	501,589	525,988	550,218	556,472	549,636

520,059	595,123	652,858	691,624	719,299	725,814	719,157

$600,917	$674,259	$728,711	$764,887	$791,223	$796,915	$789,843

$6	$4	$3	$2	$1	$1	$1
$97	$104	$109	$112	$114	$114	$114

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Dynamic Target Date Funds	Statements of operations—year ended May 31, 2017

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Investment income
Dividends from unaffiliated Underlying Funds	$40,463	$40,532
Dividends from affiliated Underlying Funds	29,027	29,072
Interest allocated from affiliated Master Portfolios*	2,005	2,007
Dividends allocated from affiliated Master Portfolios**	11,463	11,481
Interest	20	20
Securities lending income allocated from affiliated Master Portfolios	369	370
Affiliated income allocated from affiliated Master Portfolios	115	116
Other income allocated from affiliated Master Portfolios	7	7
Expenses allocated from affiliated Master Portfolios	(5,703)	(5,713)
Waivers allocated from affiliated Master Portfolios	76	76

Total investment income	77,842	77,968

Expenses
Management fee	10,593	10,597
Administration fees
Class A	243	234
Class C	219	220
Class R	220	221
Class R4	84	84
Class R6	1,460	1,462
Shareholder servicing fees
Class A	289	279
Class C	261	262
Class R	263	263
Class R4	105	106
Distribution fees
Class C	784	785
Class R	263	263
Custody and accounting fees	26,226	25,927
Professional fees	34,687	34,687
Registration fees	72,848	79,653
Shareholder report expenses	54,345	54,345
Trustees’ fees and expenses	21,046	21,046
Other fees and expenses	3,545	3,630

Total expenses	227,481	234,064
Less: Fee waivers and/or expense reimbursements	(220,209)	(226,812)

Net expenses	7,272	7,252

Net investment income	70,570	70,716

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	23	31
Affiliated Underlying Funds	(9,986)	(9,743)
Futures transactions	(996)	(996)
Capital gain distributions from unaffiliated Underlying Funds	3,946	3,948
Capital gain distributions from affiliated Underlying Funds	102,079	102,246
Securities transactions allocated from affiliated Master Portfolios	74,101	74,209

Net realized gains on investments	169,167	169,695

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	257,348	257,565
Affiliated Underlying Funds	255,639	255,381
Futures transactions	(640)	(640)
Securities transactions allocated from affiliated Master Portfolios	35,717	35,801

Net change in unrealized gains (losses) on investments	548,064	548,107

Net realized and unrealized gains (losses) on investments	717,231	717,802

Net increase in net assets resulting from operations	$787,801	$788,518

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$1	$1
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$114	$114

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	57

	Dynamic Target Today Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$85,014		$42,317
Net realized gains on investments		83,361		35,759
Net change in unrealized gains (losses) on investments		248,990		(20,228)

Net increase in net assets resulting from operations		417,365		57,848

Distributions to shareholders from
Net investment income
Class A		(1,103)		(341)
Class C		(466)		(274)
Class R		(978)		(321)
Class R4		(1,528)		(368)
Class R6		(77,490)		(17,595)
Net realized gains
Class A		(1,101)		0
Class C		(905)		0
Class R		(908)		0
Class R4		(912)		0
Class R6		(42,011)		0

Total distributions to shareholders		(127,402)		(18,899)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	12,071	124,990	10,000	100,000
Class C	0	0	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		124,990		5,000,000

Reinvestment of distributions
Class A	217	2,204	35	341
Class C	135	1,371	28	274
Class R	186	1,886	33	321
Class R4	242	2,440	37	368
Class R6	11,839	119,501	1,784	17,595

		127,402		18,899

Net increase in net assets resulting from capital share transactions		252,392		5,018,899

Total increase in net assets		542,355		5,057,848

Net assets
Beginning of period		5,057,848		0

End of period		$5,600,203		$5,057,848

Undistributed net investment income		$32,823		$29,433

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2015 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$84,277		$42,044
Net realized gains on investments		106,903		48,714
Net change in unrealized gains (losses) on investments		345,081		(53,595)

Net increase in net assets resulting from operations		536,261		37,163

Distributions to shareholders from
Net investment income
Class A		(3,172)		(429)
Class C		(381)		(361)
Class R		(890)		(409)
Class R4		(1,433)		(457)
Class R6		(73,063)		(21,726)
Net realized gains
Class A		(3,919)		0
Class C		(1,073)		0
Class R		(1,078)		0
Class R4		(1,083)		0
Class R6		(49,864)		0

Total distributions to shareholders		(135,956)		(23,382)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	19,725	200,792	20,347	196,247
Class C	0	0	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		200,792		5,096,247

Reinvestment of distributions
Class A	698	7,091	44	429
Class C	143	1,454	37	361
Class R	195	1,968	42	409
Class R4	249	2,516	47	457
Class R6	12,204	122,927	2,212	21,726

		135,956		23,382

Payment for shares redeemed
Class A	(6,551)	(67,923)	(510)	(5,000)

Net increase in net assets resulting from capital share transactions		268,825		5,114,629

Total increase in net assets		669,130		5,128,410

Net assets
Beginning of period		5,128,410		0

End of period		$5,797,540		$5,128,410

Undistributed net investment income		$31,897		$26,353

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	59

	Dynamic Target 2020 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$80,858		$41,009
Net realized gains on investments		123,613		81,951
Net change in unrealized gains (losses) on investments		396,446		(91,161)

Net increase in net assets resulting from operations		600,917		31,799

Distributions to shareholders from
Net investment income
Class A		(3,832)		(520)
Class C		(379)		(402)
Class R		(835)		(451)
Class R4		(1,365)		(499)
Class R6		(69,718)		(23,616)
Net realized gains
Class A		(5,082)		0
Class C		(1,740)		0
Class R		(1,741)		0
Class R4		(1,742)		0
Class R6		(80,131)		0

Total distributions to shareholders		(166,565)		(25,488)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	30,516	311,046	13,233	131,778
Class C	0	0	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		311,046		5,031,778

Reinvestment of distributions
Class A	877	8,914	53	520
Class C	209	2,119	41	402
Class R	253	2,576	46	451
Class R4	305	3,107	51	499
Class R6	14,705	149,849	2,410	23,616

		166,565		25,488

Payment for shares redeemed
Class A	(8,091)	(84,862)	(1,389)	(13,080)

Net increase in net assets resulting from capital share transactions		392,749		5,044,186

Total increase in net assets		827,101		5,050,497

Net assets
Beginning of period		5,050,497		0

End of period		$5,877,598		$5,050,497

Undistributed net investment income		$29,342		$24,266

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2025 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$79,136		$40,675
Net realized gains on investments		140,868		79,735
Net change in unrealized gains (losses) on investments		454,255		(104,428)

Net increase in net assets resulting from operations		674,259		15,982

Distributions to shareholders from
Net investment income
Class A		(4,226)		(520)
Class C		(391)		(451)
Class R		(782)		(500)
Class R4		(1,310)		(548)
Class R6		(67,137)		(25,875)
Net realized gains
Class A		(6,036)		0
Class C		(1,854)		0
Class R		(1,660)		0
Class R4		(1,661)		0
Class R6		(76,411)		0

Total distributions to shareholders		(161,468)		(27,894)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	34,604	357,936	18,841	180,465
Class C	1,182	11,621	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		369,557		5,080,465

Reinvestment of distributions
Class A	1,009	10,262	53	520
Class C	222	2,245	46	451
Class R	240	2,442	51	500
Class R4	291	2,971	56	548
Class R6	14,081	143,548	2,646	25,875

		161,468		27,894

Payment for shares redeemed
Class A	(7,624)	(80,810)	0	0

Net increase in net assets resulting from capital share transactions		450,215		5,108,359

Total increase in net assets		963,006		5,096,447

Net assets
Beginning of period		5,096,447		0

End of period		$6,059,453		$5,096,447

Undistributed net investment income		$28,262		$22,478

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	61

	Dynamic Target 2030 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$75,853		$39,856
Net realized gains on investments		151,269		91,357
Net change in unrealized gains (losses) on investments		501,589		(133,483)

Net increase (decrease) in net assets resulting from operations		728,711		(2,270)

Distributions to shareholders from
Net investment income
Class A		(3,917)		(584)
Class C		(241)		(490)
Class R		(735)		(536)
Class R4		(1,261)		(586)
Class R6		(64,869)		(27,614)
Net realized gains
Class A		(6,109)		0
Class C		(1,888)		0
Class R		(1,889)		0
Class R4		(1,890)		0
Class R6		(86,947)		0

Total distributions to shareholders		(169,746)		(29,810)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	32,383	332,697	17,435	171,391
Class C	16	173	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		332,870		5,071,391

Reinvestment of distributions
Class A	986	10,026	60	584
Class C	210	2,129	50	490
Class R	258	2,624	55	536
Class R4	309	3,151	60	586
Class R6	14,883	151,816	2,826	27,614

		169,746		29,810

Payment for shares redeemed
Class A	(1,189)	(12,035)	0	0

Net increase in net assets resulting from capital share transactions		490,581		5,101,201

Total increase in net assets		1,049,546		5,069,121

Net assets
Beginning of period		5,069,121		0

End of period		$6,118,667		$5,069,121

Undistributed net investment income		$26,138		$20,699

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2035 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$73,263		$39,429
Net realized gains on investments		165,636		85,319
Net change in unrealized gains (losses) on investments		525,988		(147,108)

Net increase (decrease) in net assets resulting from operations		764,887		(22,360)

Distributions to shareholders from
Net investment income
Class A		(2,616)		(676)
Class C		(223)		(517)
Class R		(715)		(564)
Class R4		(1,239)		(613)
Class R6		(63,850)		(28,856)
Net realized gains
Class A		(3,911)		0
Class C		(2,072)		0
Class R		(2,073)		0
Class R4		(2,074)		0
Class R6		(95,430)		0

Total distributions to shareholders		(174,203)		(31,226)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	18,090	186,267	11,997	119,487
Class C	0	0	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		186,267		5,019,487

Reinvestment of distributions
Class A	642	6,527	69	676
Class C	226	2,295	53	517
Class R	274	2,788	58	564
Class R4	325	3,313	63	613
Class R6	15,622	159,280	2,960	28,856

		174,203		31,226

Net increase in net assets resulting from capital share transactions		360,470		5,050,713

Total increase in net assets		951,154		4,997,127

Net assets
Beginning of period		4,997,127		0

End of period		$5,948,281		$4,997,127

Undistributed net investment income		$24,795		$19,497

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	63

	Dynamic Target 2040 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$71,924		$39,222
Net realized gains on investments		169,081		81,116
Net change in unrealized gains (losses) on investments		550,218		(152,503)

Net increase (decrease) in net assets resulting from operations		791,223		(32,165)

Distributions to shareholders from
Net investment income
Class A		(2,407)		(695)
Class C		(203)		(544)
Class R		(695)		(589)
Class R4		(1,219)		(637)
Class R6		(62,937)		(29,928)
Net realized gains
Class A		(4,500)		0
Class C		(2,053)		0
Class R		(2,054)		0
Class R4		(2,055)		0
Class R6		(94,555)		0

Total distributions to shareholders		(172,678)		(32,393)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	12,026	124,333	15,876	157,099
Class C	0	0	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		124,333		5,057,099

Reinvestment of distributions
Class A	680	6,907	71	695
Class C	222	2,256	56	544
Class R	270	2,749	61	589
Class R4	322	3,274	65	637
Class R6	15,447	157,492	3,073	29,928

		172,678		32,393

Payment for shares redeemed
Class A	(751)	(7,273)	0	0

Net increase in net assets resulting from capital share transactions		289,738		5,089,492

Total increase in net assets		908,283		5,024,934

Net assets
Beginning of period		5,024,934		0

End of period		$5,933,217		$5,024,934

Undistributed net investment income		$23,734		$18,542

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2045 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$71,101		$39,213
Net realized gains on investments		169,342		91,680
Net change in unrealized gains (losses) on investments		556,472		(157,476)

Net increase (decrease) in net assets resulting from operations		796,915		(26,583)

Distributions to shareholders from
Net investment income
Class A		(1,818)		(695)
Class C		(202)		(549)
Class R		(694)		(595)
Class R4		(1,219)		(642)
Class R6		(62,946)		(30,176)
Net realized gains
Class A		(2,810)		0
Class C		(2,268)		0
Class R		(2,269)		0
Class R4		(2,270)		0
Class R6		(104,447)		0

Total distributions to shareholders		(180,943)		(32,657)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,445	87,252	12,214	121,460
Class C	0	0	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		87,252		5,021,460

Reinvestment of distributions
Class A	455	4,628	71	695
Class C	244	2,470	56	549
Class R	291	2,963	61	595
Class R4	342	3,489	66	642
Class R6	16,406	167,393	3,098	30,176

		180,943		32,657

Payment for shares redeemed
Class A	(1,098)	(12,116)	0	0

Net increase in net assets resulting from capital share transactions		256,079		5,054,117

Total increase in net assets		872,051		4,994,877

Net assets
Beginning of period		4,994,877		0

End of period		$5,866,928		$4,994,877

Undistributed net investment income		$23,339		$18,377

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	65

	Dynamic Target 2050 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$70,686		$39,113
Net realized gains on investments		169,521		91,547
Net change in unrealized gains (losses) on investments		549,636		(157,411)

Net increase (decrease) in net assets resulting from operations		789,843		(26,751)

Distributions to shareholders from
Net investment income
Class A		(1,082)		(614)
Class C		(218)		(546)
Class R		(709)		(593)
Class R4		(1,233)		(642)
Class R6		(63,547)		(30,190)
Net realized gains
Class A		(2,539)		0
Class C		(2,275)		0
Class R		(2,277)		0
Class R4		(2,278)		0
Class R6		(104,809)		0

Total distributions to shareholders		(180,967)		(32,585)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,695	28,389	10,930	108,853
Class C	0	0	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		28,389		5,008,853

Reinvestment of distributions
Class A	356	3,621	63	614
Class C	246	2,493	56	546
Class R	294	2,986	61	593
Class R4	344	3,511	66	642
Class R6	16,500	168,356	3,100	30,190

		180,967		32,585

Payment for shares redeemed
Class A	(1,898)	(20,471)	0	0

Net increase in net assets resulting from capital share transactions		188,885		5,041,438

Total increase in net assets		797,761		4,982,102

Net assets
Beginning of period		4,982,102		0

End of period		$5,779,863		$4,982,102

Undistributed net investment income		$22,984		$18,348

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2055 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$70,570		$39,103
Net realized gains on investments		169,167		94,783
Net change in unrealized gains (losses) on investments		548,064		(158,210)

Net increase (decrease) in net assets resulting from operations		787,801		(24,324)

Distributions to shareholders from
Net investment income
Class A		(1,051)		(614)
Class C		(217)		(546)
Class R		(708)		(593)
Class R4		(1,232)		(642)
Class R6		(63,518)		(30,190)
Net realized gains
Class A		(2,454)		0
Class C		(2,307)		0
Class R		(2,308)		0
Class R4		(2,309)		0
Class R6		(106,225)		0

Total distributions to shareholders		(182,329)		(32,585)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,397	14,252	10,330	103,000
Class C	0	0	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		14,252		5,003,000

Reinvestment of distributions
Class A	344	3,505	63	614
Class C	249	2,524	56	546
Class R	297	3,016	61	593
Class R4	347	3,541	66	642
Class R6	16,636	169,743	3,100	30,190

		182,329		32,585

Net increase in net assets resulting from capital share transactions		196,581		5,035,585

Total increase in net assets		802,053		4,978,676

Net assets
Beginning of period		4,978,676		0

End of period		$5,780,729		$4,978,676

Undistributed net investment income		$22,922		$18,338

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	67

	Dynamic Target 2060 Fund
	Year ended May 31, 2017		Year ended May 31, 2016[1]

Operations
Net investment income		$70,716		$39,147
Net realized gains on investments		169,695		100,701
Net change in unrealized gains (losses) on investments		548,107		(158,201)

Net increase (decrease) in net assets resulting from operations		788,518		(18,353)

Distributions to shareholders from
Net investment income
Class A		(1,034)		(615)
Class C		(216)		(549)
Class R		(709)		(595)
Class R4		(1,235)		(642)
Class R6		(63,663)		(30,185)
Net realized gains
Class A		(2,562)		0
Class C		(2,421)		0
Class R		(2,422)		0
Class R4		(2,423)		0
Class R6		(111,472)		0

Total distributions to shareholders		(188,157)		(32,586)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	888	9,236	10,184	101,808
Class C	0	0	10,000	100,000
Class R	0	0	10,000	100,000
Class R4	0	0	10,000	100,000
Class R6	0	0	460,000	4,600,000

		9,236		5,001,808

Reinvestment of distributions
Class A	353	3,596	63	615
Class C	260	2,637	56	549
Class R	308	3,131	61	595
Class R4	358	3,658	66	642
Class R6	17,162	175,135	3,099	30,185

		188,157		32,586

Payment for shares redeemed
Class A	(1)	(10)	0	0

Net increase in net assets resulting from capital share transactions		197,383		5,034,394

Total increase in net assets		797,744		4,983,455

Net assets
Beginning of period		4,983,455		0

End of period		$5,781,199		$4,983,455

Undistributed net investment income		$22,977		$18,379

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target Today Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$10.06	0.12	[3]	0.65	(0.09)	(0.09)	$10.65
Year ended May 31, 2016[4]	$10.00	0.06		0.03	(0.03)	0.00	$10.06
Class C
Year ended May 31, 2017	$10.03	0.05		0.64	(0.05)	(0.09)	$10.58
Year ended May 31, 2016[4]	$10.00	0.03		0.03	(0.03)	0.00	$10.03
Class R
Year ended May 31, 2017	$10.05	0.10		0.64	(0.10)	(0.09)	$10.60
Year ended May 31, 2016[4]	$10.00	0.05		0.03	(0.03)	0.00	$10.05
Class R4
Year ended May 31, 2017	$10.07	0.16		0.64	(0.15)	(0.09)	$10.63
Year ended May 31, 2016[4]	$10.00	0.08		0.03	(0.04)	0.00	$10.07
Class R6
Year ended May 31, 2017	$10.08	0.17		0.65	(0.17)	(0.09)	$10.64
Year ended May 31, 2016[4]	$10.00	0.09		0.03	(0.04)	0.00	$10.08

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[4]
Class A	0.11%	0.11%
Class C	0.10	0.10
Class R	0.11	0.11
Class R4	0.10	0.11
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Calculated based upon average shares outstanding

[4]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	69

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.16%	4.67%	0.53%	7.97%	97%	$238
1.31%	5.22%	0.53%	0.95%	66%	$101

0.45%	5.45%	1.28%	7.12%	97%	$108
0.56%	5.97%	1.28%	0.58%	66%	$101

0.96%	4.95%	0.77%	7.65%	97%	$108
1.06%	5.47%	0.77%	0.83%	66%	$101

1.51%	4.42%	0.22%	8.21%	97%	$109
1.62%	4.94%	0.22%	1.08%	66%	$101

1.67%	4.27%	0.06%	8.48%	97%	$5,037
1.77%	4.79%	0.07%	1.19%	66%	$4,654

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2015 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.99	0.11	0.86	(0.09)	(0.11)	$10.76
Year ended May 31, 2016[3]	$10.00	0.07	(0.04)	(0.04)	0.00	$9.99
Class C
Year ended May 31, 2017	$9.97	0.04	0.85	(0.04)	(0.11)	$10.71
Year ended May 31, 2016[3]	$10.00	0.03	(0.02)	(0.04)	0.00	$9.97
Class R
Year ended May 31, 2017	$9.99	0.09	0.85	(0.09)	(0.11)	$10.73
Year ended May 31, 2016[3]	$10.00	0.05	(0.02)	(0.04)	0.00	$9.99
Class R4
Year ended May 31, 2017	$10.01	0.15	0.84	(0.14)	(0.11)	$10.75
Year ended May 31, 2016[3]	$10.00	0.08	(0.02)	(0.05)	0.00	$10.01
Class R6
Year ended May 31, 2017	$10.01	0.16	0.86	(0.16)	(0.11)	$10.76
Year ended May 31, 2016[3]	$10.00	0.09	(0.03)	(0.05)	0.00	$10.01

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[3]
Class A	0.11%	0.10%
Class C	0.10	0.10
Class R	0.12	0.12
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	71

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.14%	4.42%	0.51%	9.95%	81%	$363
1.16%	5.21%	0.45%	0.34%	38%	$199

0.40%	5.18%	1.27%	9.18%	81%	$109
0.56%	5.96%	1.28%	0.07%	38%	$100

0.90%	4.68%	0.76%	9.71%	81%	$110
1.06%	5.46%	0.77%	0.32%	38%	$100

1.45%	4.15%	0.22%	10.28%	81%	$111
1.61%	4.93%	0.22%	0.57%	38%	$101

1.60%	4.00%	0.06%	10.44%	81%	$5,105
1.77%	4.78%	0.06%	0.58%	38%	$4,629

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2020 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.99	0.11	[3]	0.97	(0.12)	(0.17)	$10.78
Year ended May 31, 2016[4]	$10.00	0.06		(0.03)	(0.04)	0.00	$9.99
Class C
Year ended May 31, 2017	$9.96	0.03		0.98	(0.04)	(0.17)	$10.76
Year ended May 31, 2016[4]	$10.00	0.03		(0.03)	(0.04)	0.00	$9.96
Class R
Year ended May 31, 2017	$9.99	0.09		0.96	(0.08)	(0.17)	$10.79
Year ended May 31, 2016[4]	$10.00	0.05		(0.01)	(0.05)	0.00	$9.99
Class R4
Year ended May 31, 2017	$10.01	0.14		0.97	(0.13)	(0.17)	$10.82
Year ended May 31, 2016[4]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01
Class R6
Year ended May 31, 2017	$10.01	0.16		0.97	(0.15)	(0.17)	$10.82
Year ended May 31, 2016[4]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[4]
Class A	0.10%	0.10%
Class C	0.10	0.10
Class R	0.12	0.11
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Calculated based upon average shares outstanding

[4]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	73

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.09%	4.32%	0.51%	11.18%	69%	$380
1.33%	5.21%	0.54%	0.35%	38%	$119

0.33%	5.09%	1.28%	10.39%	69%	$110
0.53%	5.97%	1.29%	0.01%	38%	$100

0.84%	4.59%	0.77%	10.95%	69%	$111
1.03%	5.47%	0.77%	0.36%	38%	$100

1.39%	4.06%	0.23%	11.60%	69%	$112
1.59%	4.94%	0.23%	0.61%	38%	$101

1.54%	3.91%	0.07%	11.64%	69%	$5,165
1.74%	4.79%	0.07%	0.62%	38%	$4,631

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2025 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.94	0.09	1.13	(0.12)	(0.17)	$10.87
Year ended May 31, 2016[3]	$10.00	0.07	(0.08)	(0.05)	0.00	$9.94
Class C
Year ended May 31, 2017	$9.91	0.03	1.10	(0.03)	(0.17)	$10.84
Year ended May 31, 2016[3]	$10.00	0.02	(0.06)	(0.05)	0.00	$9.91
Class R
Year ended May 31, 2017	$9.93	0.08	1.11	(0.08)	(0.17)	$10.87
Year ended May 31, 2016[3]	$10.00	0.05	(0.07)	(0.05)	0.00	$9.93
Class R4
Year ended May 31, 2017	$9.96	0.14	1.10	(0.13)	(0.17)	$10.90
Year ended May 31, 2016[3]	$10.00	0.08	(0.07)	(0.05)	0.00	$9.96
Class R6
Year ended May 31, 2017	$9.96	0.15	1.11	(0.14)	(0.17)	$10.91
Year ended May 31, 2016[3]	$10.00	0.08	(0.06)	(0.06)	0.00	$9.96

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[3]
Class A	0.10%	0.10%
Class C	0.10	0.10
Class R	0.12	0.12
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	75

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.07%	4.75%	0.49%	12.62%	58%	$510
1.09%	5.25%	0.46%	(0.07)%	38%	$188

0.29%	5.55%	1.29%	11.77%	58%	$124
0.52%	6.00%	1.30%	(0.44)%	38%	$100

0.80%	5.05%	0.77%	12.31%	58%	$112
1.02%	5.50%	0.78%	(0.19)%	38%	$100

1.35%	4.52%	0.23%	12.84%	58%	$113
1.58%	4.97%	0.23%	0.16%	38%	$100

1.50%	4.37%	0.08%	13.10%	58%	$5,201
1.73%	4.82%	0.08%	0.17%	38%	$4,609

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2030 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.91	0.09		1.22	(0.11)	(0.19)	$10.92
Year ended May 31, 2016[4]	$10.00	0.06		(0.10)	(0.05)	0.00	$9.91
Class C
Year ended May 31, 2017	$9.88	0.02		1.21	(0.02)	(0.19)	$10.90
Year ended May 31, 2016[4]	$10.00	0.02		(0.09)	(0.05)	0.00	$9.88
Class R
Year ended May 31, 2017	$9.90	0.08	[3]	1.21	(0.07)	(0.19)	$10.93
Year ended May 31, 2016[4]	$10.00	0.05		(0.10)	(0.05)	0.00	$9.90
Class R4
Year ended May 31, 2017	$9.93	0.13		1.21	(0.12)	(0.19)	$10.96
Year ended May 31, 2016[4]	$10.00	0.07		(0.08)	(0.06)	0.00	$9.93
Class R6
Year ended May 31, 2017	$9.93	0.14		1.22	(0.14)	(0.19)	$10.96
Year ended May 31, 2016[4]	$10.00	0.08		(0.09)	(0.06)	0.00	$9.93

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[3]
Class A	0.10%	0.10%
Class C	0.10	0.10
Class R	0.11	0.11
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Calculated based upon average shares outstanding

[4]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	77

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.04%	4.76%	0.48%	13.72%	46%	$543
1.19%	5.29%	0.45%	(0.34)%	22%	$173

0.24%	5.59%	1.29%	12.86%	46%	$112
0.49%	6.03%	1.30%	(0.70)%	22%	$99

0.74%	5.09%	0.79%	13.47%	46%	$113
1.00%	5.53%	0.79%	(0.46)%	22%	$100

1.29%	4.56%	0.24%	13.99%	46%	$114
1.55%	5.00%	0.24%	(0.10)%	22%	$100

1.44%	4.41%	0.08%	14.15%	46%	$5,238
1.70%	4.85%	0.09%	(0.09)%	22%	$4,597

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2035 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.88	0.09	1.32	(0.11)	(0.21)	$10.97
Year ended May 31, 2016[3]	$10.00	0.06	(0.12)	(0.06)	0.00	$9.88
Class C
Year ended May 31, 2017	$9.84	0.02	1.32	(0.02)	(0.21)	$10.95
Year ended May 31, 2016[3]	$10.00	0.02	(0.13)	(0.05)	0.00	$9.84
Class R
Year ended May 31, 2017	$9.87	0.07	1.31	(0.07)	(0.21)	$10.97
Year ended May 31, 2016[3]	$10.00	0.05	(0.12)	(0.06)	0.00	$9.87
Class R4
Year ended May 31, 2017	$9.89	0.13	1.31	(0.12)	(0.21)	$11.00
Year ended May 31, 2016[3]	$10.00	0.07	(0.12)	(0.06)	0.00	$9.89
Class R6
Year ended May 31, 2017	$9.89	0.14	1.33	(0.14)	(0.21)	$11.01
Year ended May 31, 2016[3]	$10.00	0.08	(0.13)	(0.06)	0.00	$9.89

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[3]
Class A	0.10%	0.10%
Class C	0.10	0.10
Class R	0.12	0.12
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	79

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.05%	4.86%	0.49%	14.74%	39%	$338
1.24%	5.32%	0.55%	(0.62)%	19%	$119

0.21%	5.67%	1.29%	14.02%	39%	$113
0.48%	6.06%	1.30%	(1.08)%	19%	$99

0.71%	5.17%	0.78%	14.41%	39%	$113
0.99%	5.57%	0.79%	(0.73)%	19%	$99

1.26%	4.64%	0.24%	15.05%	39%	$114
1.54%	5.03%	0.24%	(0.48)%	19%	$99

1.41%	4.49%	0.08%	15.31%	39%	$5,270
1.69%	4.88%	0.08%	(0.46)%	19%	$4,580

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2040 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.85	0.09	1.37	(0.11)	(0.20)	$11.00
Year ended May 31, 2016[3]	$10.00	0.06	(0.15)	(0.06)	0.00	$9.85
Class C
Year ended May 31, 2017	$9.82	0.02	1.36	(0.02)	(0.20)	$10.98
Year ended May 31, 2016[3]	$10.00	0.02	(0.15)	(0.05)	0.00	$9.82
Class R
Year ended May 31, 2017	$9.84	0.07	1.37	(0.07)	(0.20)	$11.01
Year ended May 31, 2016[3]	$10.00	0.05	(0.15)	(0.06)	0.00	$9.84
Class R4
Year ended May 31, 2017	$9.86	0.13	1.37	(0.12)	(0.20)	$11.04
Year ended May 31, 2016[3]	$10.00	0.07	(0.15)	(0.06)	0.00	$9.86
Class R6
Year ended May 31, 2017	$9.87	0.14	1.36	(0.13)	(0.20)	$11.04
Year ended May 31, 2016[3]	$10.00	0.08	(0.14)	(0.07)	0.00	$9.87

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[3]
Class A	0.10%	0.10%
Class C	0.10	0.10
Class R	0.11	0.11
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	81

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.01%	4.46%	0.51%	15.34%	33%	$307
1.22%	5.33%	0.53%	(0.90)%	15%	$157

0.18%	5.25%	1.30%	14.52%	33%	$113
0.47%	6.07%	1.30%	(1.25)%	15%	$99

0.69%	4.75%	0.79%	15.13%	33%	$114
0.99%	5.58%	0.80%	(1.00)%	15%	$99

1.24%	4.22%	0.24%	15.78%	33%	$115
1.53%	5.04%	0.24%	(0.76)%	15%	$99

1.39%	4.07%	0.09%	15.82%	33%	$5,285
1.69%	4.90%	0.09%	(0.64)%	15%	$4,571

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2045 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.86	0.08	1.41	(0.10)	(0.23)	$11.02
Year ended May 31, 2016[3]	$10.00	0.06	(0.14)	(0.06)	0.00	$9.86
Class C
Year ended May 31, 2017	$9.83	0.02	1.39	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[3]	$10.00	0.02	(0.14)	(0.05)	0.00	$9.83
Class R
Year ended May 31, 2017	$9.85	0.07	1.40	(0.07)	(0.23)	$11.02
Year ended May 31, 2016[3]	$10.00	0.05	(0.14)	(0.06)	0.00	$9.85
Class R4
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[3]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88
Class R6
Year ended May 31, 2017	$9.88	0.14	1.40	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[3]	$10.00	0.08	(0.13)	(0.07)	0.00	$9.88

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[3]
Class A	0.10%	0.10%
Class C	0.10	0.10
Class R	0.11	0.11
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	83

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

0.98%	4.58%	0.51%	15.64%	31%	$221
1.23%	5.36%	0.53%	(0.79)%	14%	$121

0.17%	5.37%	1.30%	14.74%	31%	$113
0.48%	6.10%	1.30%	(1.15)%	14%	$99

0.69%	4.87%	0.79%	15.35%	31%	$114
0.99%	5.60%	0.80%	(0.90)%	14%	$99

1.23%	4.34%	0.24%	15.88%	31%	$115
1.54%	5.07%	0.24%	(0.55)%	14%	$99

1.38%	4.19%	0.09%	16.14%	31%	$5,303
1.69%	4.92%	0.09%	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2050 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.86	0.09	1.40	(0.09)	(0.23)	$11.03
Year ended May 31, 2016[3]	$10.00	0.06	(0.14)	(0.06)	0.00	$9.86
Class C
Year ended May 31, 2017	$9.83	0.02	1.39	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[3]	$10.00	0.02	(0.14)	(0.05)	0.00	$9.83
Class R
Year ended May 31, 2017	$9.85	0.07	1.40	(0.07)	(0.23)	$11.02
Year ended May 31, 2016[3]	$10.00	0.05	(0.14)	(0.06)	0.00	$9.85
Class R4
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[3]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88
Class R6
Year ended May 31, 2017	$9.88	0.14	1.40	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[3]	$10.00	0.08	(0.13)	(0.07)	0.00	$9.88

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[3]
Class A	0.10%	0.10%
Class C	0.10	0.10
Class R	0.11	0.11
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	85

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

0.91%	4.80%	0.53%	15.65%	31%	$134
1.22%	5.25%	0.53%	(0.78)%	14%	$108

0.18%	5.56%	1.29%	14.77%	31%	$113
0.48%	6.00%	1.30%	(1.15)%	14%	$99

0.69%	5.06%	0.79%	15.38%	31%	$114
0.98%	5.51%	0.80%	(0.90)%	14%	$99

1.23%	4.53%	0.24%	15.90%	31%	$115
1.53%	4.97%	0.24%	(0.55)%	14%	$99

1.39%	4.38%	0.09%	16.17%	31%	$5,304
1.69%	4.82%	0.09%	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2055 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.87	0.09	1.39	(0.09)	(0.23)	$11.03
Year ended May 31, 2016[3]	$10.00	0.06	(0.13)	(0.06)	0.00	$9.87
Class C
Year ended May 31, 2017	$9.84	0.02	1.38	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[3]	$10.00	0.02	(0.13)	(0.05)	0.00	$9.84
Class R
Year ended May 31, 2017	$9.86	0.07	1.39	(0.07)	(0.23)	$11.02
Year ended May 31, 2016[3]	$10.00	0.05	(0.13)	(0.06)	0.00	$9.86
Class R4
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[3]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88
Class R6
Year ended May 31, 2017	$9.89	0.14	1.39	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[3]	$10.00	0.08	(0.12)	(0.07)	0.00	$9.89

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[3]
Class A	0.10%	0.10%
Class C	0.10	0.10
Class R	0.11	0.11
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	87

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

0.90%	4.67%	0.54%	15.56%	31%	$134
1.21%	5.23%	0.54%	(0.68)%	14%	$103

0.17%	5.42%	1.30%	14.68%	31%	$113
0.47%	5.98%	1.30%	(1.05)%	14%	$99

0.68%	4.93%	0.79%	15.29%	31%	$114
0.98%	5.48%	0.80%	(0.80)%	14%	$99

1.23%	4.39%	0.24%	15.94%	31%	$115
1.53%	4.95%	0.24%	(0.55)%	14%	$99

1.38%	4.25%	0.09%	16.08%	31%	$5,305
1.69%	4.80%	0.09%	(0.43)%	14%	$4,579

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2060 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2017	$9.88	0.09	1.39	(0.09)	(0.24)	$11.03
Year ended May 31, 2016[3]	$10.00	0.06	(0.12)	(0.06)	0.00	$9.88
Class C
Year ended May 31, 2017	$9.85	0.02	1.38	(0.02)	(0.24)	$10.99
Year ended May 31, 2016[3]	$10.00	0.02	(0.12)	(0.05)	0.00	$9.85
Class R
Year ended May 31, 2017	$9.87	0.07	1.39	(0.07)	(0.24)	$11.02
Year ended May 31, 2016[3]	$10.00	0.05	(0.12)	(0.06)	0.00	$9.87
Class R4
Year ended May 31, 2017	$9.89	0.13	1.39	(0.12)	(0.24)	$11.05
Year ended May 31, 2016[3]	$10.00	0.07	(0.12)	(0.06)	0.00	$9.89
Class R6
Year ended May 31, 2017	$9.90	0.14	1.39	(0.13)	(0.24)	$11.06
Year ended May 31, 2016[3]	$10.00	0.08	(0.11)	(0.07)	0.00	$9.90

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2017	2016[3]
Class A	0.10%	0.10%
Class C	0.10	0.10
Class R	0.11	0.11
Class R4	0.10	0.10
Class R6	0.11	0.11

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	89

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

0.92%	4.80%	0.55%	15.57%	30%	$127
1.22%	5.24%	0.55%	(0.58)%	14%	$101

0.17%	5.55%	1.30%	14.69%	30%	$113
0.48%	5.99%	1.30%	(0.94)%	14%	$99

0.69%	5.05%	0.80%	15.30%	30%	$114
0.98%	5.50%	0.80%	(0.70)%	14%	$99

1.23%	4.52%	0.24%	15.94%	30%	$115
1.53%	4.96%	0.24%	(0.45)%	14%	$100

1.39%	4.37%	0.09%	16.09%	30%	$5,312
1.69%	4.81%	0.09%	(0.33)%	14%	$4,584

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Dynamic Target Today Fund (“Dynamic Target Today Fund”), Wells Fargo Dynamic Target 2015 Fund (“Dynamic Target 2015 Fund”), Wells Fargo Dynamic Target 2020 Fund (“Dynamic Target 2020 Fund”), Wells Fargo Dynamic Target 2025 Fund (“Dynamic Target 2025 Fund”), Wells Fargo Dynamic Target 2030 Fund (“Dynamic Target 2030 Fund”), Wells Fargo Dynamic Target 2035 Fund (“Dynamic Target 2035 Fund”), Wells Fargo Dynamic Target 2040 Fund (“Dynamic Target 2040 Fund”), Wells Fargo Dynamic Target 2045 Fund (“Dynamic Target 2045 Fund”), Wells Fargo Dynamic Target 2050 Fund (“Dynamic Target 2050 Fund”), Wells Fargo Dynamic Target 2055 Fund (“Dynamic Target 2055 Fund”), and Wells Fargo Dynamic Target 2060 Fund (“Dynamic Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund is a fund-of-funds that primarily invests in various affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated mutual funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investments affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained by contacting Investor Services for the Wells Fargo Funds or by contacting the servicing agent of the unaffiliated mutual funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Funds’ Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	91

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Fund may enter into futures contracts and may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses.

Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Funds’ fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

92	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Undistributed net investment income	Accumulated net realized gains on investments
Dynamic Target Today Fund	$(59)	$59
Dynamic Target 2015 Fund	206	(206)
Dynamic Target 2020 Fund	347	(347)
Dynamic Target 2025 Fund	494	(494)
Dynamic Target 2030 Fund	609	(609)
Dynamic Target 2035 Fund	678	(678)
Dynamic Target 2040 Fund	729	(729)
Dynamic Target 2045 Fund	740	(740)
Dynamic Target 2050 Fund	739	(739)
Dynamic Target 2055 Fund	740	(740)
Dynamic Target 2060 Fund	739	(739)

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	93

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2017:

Dynamic Target Today Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,631,874	$0	$0	$1,631,874

Investment companies	2,660,767	0	0	2,660,767

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				1,345,600
Total assets	$4,297,639	$0	$0	$5,643,239
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $1,345,600 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2015 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,783,155	$0	$0	$1,783,155

Investment companies	2,791,294	0	0	2,791,294

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				1,253,314
Total assets	$4,579,447	$0	$0	$5,832,761
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $1,253,314 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

94	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

Dynamic Target 2020 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,864,993	$0	$0	$1,864,993

Investment companies	2,849,151	0	0	2,849,151

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				1,186,851
Total assets	$4,719,142	$0	$0	$5,905,993
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $1,186,851 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2025 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,975,442	$0	$0	$1,975,442

Investment companies	2,992,757	0	0	2,992,757

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				1,140,454
Total assets	$4,973,197	$0	$0	$6,113,651
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $1,140,454 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	95

Dynamic Target 2030 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$2,034,183	$0	$0	$2,034,183

Investment companies	3,072,639	0	0	3,072,639

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				1,061,321
Total assets	$5,111,820	$0	$0	$6,173,141
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $1,061,321 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2035 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$2,001,350	$0	$0	$2,001,350

Investment companies	3,022,868	0	0	3,022,868

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				973,820
Total assets	$5,029,216	$0	$0	$6,003,036
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $973,820 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

96	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

Dynamic Target 2040 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$2,020,744	$0	$0	$2,020,744

Investment companies	3,017,277	0	0	3,017,277

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				924,200
Total assets	$5,043,019	$0	$0	$5,967,219
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $924,200 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2045 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$2,017,752	$0	$0	$2,017,752

Investment companies	2,986,327	0	0	2,986,327

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				896,518
Total assets	$5,009,077	$0	$0	$5,905,595
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $896,518 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	97

Dynamic Target 2050 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,994,481	$0	$0	$1,994,481

Investment companies	2,942,401	0	0	2,942,401

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				882,031
Total assets	$4,941,880	$0	$0	$5,823,911
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $882,031 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2055 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,990,172	$0	$0	$1,990,172

Investment companies	2,944,083	0	0	2,944,083

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				878,208
Total assets	$4,939,253	$0	$0	$5,817,461
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $878,208 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

98	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

Dynamic Target 2060 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,992,558	$0	$0	$1,992,558

Investment companies	2,947,571	0	0	2,947,571

Short-term investments
U.S. Treasury securities	4,998	0	0	4,998
Investments measured at net asset value*				879,438
Total assets	$4,945,127	$0	$0	$5,824,565
Liabilities
Futures contracts	$422	$0	$0	$422
Total liabilities	$422	$0	$0	$422

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s aggregate investments in affiliated Master Portfolios are valued at $879,438 and each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Funds at that date. All other assets and liabilities are reported at their market value at measurement date.

The Funds recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2017, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser, providing fund-level administrative services in connection with each Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.20% and declining to 0.18% as the average daily net assets of each Fund increase. For the year ended to May 31, 2017, the management fee was equivalent to an annual rate of 0.20% for each Fund.

Funds Management also serves as the manager to each affiliated Underlying Fund and the adviser to each affiliated Master Portfolio.

Funds Management has retained the service of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is paid an annual subadvisory fee starting at 0.15% and declining to 0.08% as the average daily net assets of each Fund increase.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	99

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R4	0.08
Class R6	0.03

Funds Management contractually waives and/or reimburses management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management are made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class C	Class R	Class R4	Class R6
Dynamic Target Today Fund	0.98%	1.73%	1.23%	0.67%	0.52%
Dynamic Target 2015 Fund	1.00%	1.75%	1.25%	0.69%	0.54%
Dynamic Target 2020 Fund	1.02%	1.77%	1.27%	0.71%	0.56%
Dynamic Target 2025 Fund	1.04%	1.79%	1.29%	0.73%	0.58%
Dynamic Target 2030 Fund	1.06%	1.81%	1.31%	0.75%	0.60%
Dynamic Target 2035 Fund	1.07%	1.82%	1.32%	0.76%	0.61%
Dynamic Target 2040 Fund	1.08%	1.83%	1.33%	0.77%	0.62%
Dynamic Target 2045 Fund	1.08%	1.83%	1.33%	0.77%	0.62%
Dynamic Target 2050 Fund	1.08%	1.83%	1.33%	0.77%	0.62%
Dynamic Target 2055 Fund	1.08%	1.83%	1.33%	0.77%	0.62%
Dynamic Target 2060 Fund	1.08%	1.83%	1.33%	0.77%	0.62%

Net expenses from the affiliated Master Portfolios and acquired fund fees and expenses are included in the expense caps. After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C and Class R shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2017, Funds Distributor received the following amounts in front-end sales charges. No contingent deferred sales charges were incurred by Class C shares for the year ended May 31, 2017.

Front-end sales charges
Class A
Dynamic Target 2030 Fund	$193
Dynamic Target 2060 Fund	25

100	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Class R shares of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees are paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2017 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Dynamic Target Today Fund	$3,914,077	$1,773,669	$3,760,069	$1,381,278
Dynamic Target 2015 Fund	3,065,772	1,870,395	2,945,002	1,493,855
Dynamic Target 2020 Fund	2,490,774	1,807,033	2,392,771	1,376,933
Dynamic Target 2025 Fund	1,916,282	1,858,232	1,840,673	1,353,859
Dynamic Target 2030 Fund	1,314,007	1,827,649	1,262,172	1,290,258
Dynamic Target 2035 Fund	848,558	1,705,578	815,134	1,264,939
Dynamic Target 2040 Fund	520,372	1,627,459	499,675	1,265,087
Dynamic Target 2045 Fund	383,477	1,607,972	368,193	1,268,944
Dynamic Target 2050 Fund	356,084	1,580,848	341,893	1,288,970
Dynamic Target 2055 Fund	356,084	1,560,755	341,893	1,268,308
Dynamic Target 2060 Fund	356,084	1,561,280	341,893	1,267,192

*	The Funds seek to achieve their investment objectives by investing some of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of the affiliated and unaffiliated Underlying Funds in which the Funds invest are actual aggregate purchases and sales of those investments.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
Dynamic Target Today Fund
Wells Fargo Diversified International Fund Class R6	20,420	1,161	733	20,848	$265,390	$5,482	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	10,965	539	752	10,752	117,414	2,706	0
Wells Fargo Endeavor Select Fund Institutional Class	13,451	2,279	719	15,011	144,703	91	17,708
Wells Fargo Enterprise Fund Class R6	2,082	147	206	2,023	102,704	0	3,715
Wells Fargo International Bond Fund Class R6	26,414	5,707	1,441	30,680	312,020	0	4,190
Wells Fargo Intrinsic Value Fund Class R6	7,085	697	195	7,587	91,653	1,434	5,686
Wells Fargo Premier Large Company Growth Fund Class R6	8,539	1,176	435	9,280	143,844	0	12,369
Wells Fargo Short-Term Bond Fund Institutional Class	56,295	7,686	954	63,027	552,748	8,350	0
Wells Fargo Special Mid Cap Value Fund Class R6	2,795	58	230	2,623	97,250	926	508
Wells Fargo Strategic Income Fund Institutional Class	54,721	5,271	1,405	58,587	555,994	12,405	0
					$2,383,720	$31,394	$44,176

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	101

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
Dynamic Target 2015 Fund
Wells Fargo Diversified International Fund Class R6	29,792	2,707	2,494	30,005	$381,966	$8,115	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	15,909	944	1,373	15,480	169,042	3,992	0
Wells Fargo Endeavor Select Fund Institutional Class	19,614	3,854	1,882	21,586	208,085	136	26,311
Wells Fargo Enterprise Fund Class R6	3,023	272	388	2,907	147,580	0	5,521
Wells Fargo International Bond Fund Class R6	19,765	6,068	1,600	24,233	246,452	0	3,286
Wells Fargo Intrinsic Value Fund Class R6	10,319	1,203	547	10,975	132,574	2,140	8,488
Wells Fargo Premier Large Company Growth Fund Class R6	12,459	1,955	1,016	13,398	207,666	0	18,354
Wells Fargo Short-Term Bond Fund Institutional Class	41,805	9,320	1,555	49,570	434,729	6,497	0
Wells Fargo Special Mid Cap Value Fund Class R6	4,068	155	439	3,784	140,263	1,367	751
Wells Fargo Strategic Income Fund Institutional Class	40,667	7,161	1,769	46,059	437,100	9,630	0
					$2,505,457	$31,877	$62,711
Dynamic Target 2020 Fund
Wells Fargo Diversified International Fund Class R6	34,923	3,614	2,859	35,678	$454,178	$9,569	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	18,721	1,195	1,195	18,721	204,435	4,700	0
Wells Fargo Endeavor Select Fund Institutional Class	23,007	4,624	2,013	25,618	246,956	160	31,051
Wells Fargo Enterprise Fund Class R6	3,573	342	458	3,457	175,499	0	6,522
Wells Fargo International Bond Fund Class R6	15,093	5,923	1,551	19,465	197,957	0	2,558
Wells Fargo Intrinsic Value Fund Class R6	12,107	1,638	531	13,214	159,624	2,518	9,984
Wells Fargo Premier Large Company Growth Fund Class R6	14,603	2,305	1,039	15,869	245,967	0	21,563
Wells Fargo Short-Term Bond Fund Institutional Class	32,087	9,036	960	40,163	352,225	5,096	0
Wells Fargo Special Mid Cap Value Fund Class R6	4,789	211	398	4,602	170,598	1,634	897
Wells Fargo Strategic Income Fund Institutional Class	31,187	7,269	1,289	37,167	352,710	7,561	0
					$2,560,149	$31,238	$72,575
Dynamic Target 2025 Fund
Wells Fargo Diversified International Fund Class R6	40,448	4,454	2,009	42,893	$546,030	$11,179	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	21,645	2,023	1,106	22,562	246,373	5,482	0
Wells Fargo Endeavor Select Fund Institutional Class	26,665	5,710	1,512	30,863	297,520	188	36,293
Wells Fargo Enterprise Fund Class R6	4,136	458	445	4,149	210,552	0	7,643
Wells Fargo International Bond Fund Class R6	11,328	5,519	1,842	15,005	152,603	0	1,952
Wells Fargo Intrinsic Value Fund Class R6	14,010	2,170	316	15,864	191,636	2,949	11,695
Wells Fargo Premier Large Company Growth Fund Class R6	16,918	2,987	790	19,115	296,281	0	25,313
Wells Fargo Short-Term Bond Fund Institutional Class	24,065	8,678	1,439	31,304	274,537	3,878	0
Wells Fargo Special Mid Cap Value Fund Class R6	5,546	328	388	5,486	203,345	1,895	1,046
Wells Fargo Strategic Income Fund Institutional Class	23,392	7,207	1,707	28,892	274,185	5,739	0
					$2,693,062	$31,310	$83,942
Dynamic Target 2030 Fund
Wells Fargo Diversified International Fund Class R6	45,343	5,900	1,560	49,683	$632,460	$12,525	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	24,282	2,863	1,600	25,545	278,947	6,177	0
Wells Fargo Endeavor Select Fund Institutional Class	29,879	7,023	1,122	35,780	344,918	208	40,338
Wells Fargo Enterprise Fund Class R6	4,608	515	306	4,817	244,499	0	8,482
Wells Fargo International Bond Fund Class R6	7,426	4,525	1,633	10,318	104,931	0	1,336
Wells Fargo Intrinsic Value Fund Class R6	15,710	2,422	153	17,979	217,190	3,272	12,977
Wells Fargo Premier Large Company Growth Fund Class R6	18,961	3,648	500	22,109	342,689	0	28,174
Wells Fargo Short-Term Bond Fund Institutional Class	15,716	7,240	1,492	21,464	188,240	2,598	0
Wells Fargo Special Mid Cap Value Fund Class R6	6,195	389	365	6,219	230,551	2,122	1,165
Wells Fargo Strategic Income Fund Institutional Class	15,278	6,093	1,542	19,829	188,176	3,852	0
					$2,772,601	$30,754	$92,472

102	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
Dynamic Target 2035 Fund
Wells Fargo Diversified International Fund Class R6	48,108	5,626	1,238	52,496	$668,270	$13,428	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	25,721	2,987	1,593	27,115	296,097	6,589	0
Wells Fargo Endeavor Select Fund Institutional Class	31,745	7,230	1,185	37,790	364,293	221	42,809
Wells Fargo Enterprise Fund Class R6	4,907	495	321	5,081	257,895	0	8,942
Wells Fargo International Bond Fund Class R6	4,862	3,060	1,291	6,631	67,433	0	866
Wells Fargo Intrinsic Value Fund Class R6	16,667	2,450	148	18,969	229,149	3,459	13,716
Wells Fargo Premier Large Company Growth Fund Class R6	20,115	3,752	518	23,349	361,905	0	29,756
Wells Fargo Short-Term Bond Fund Institutional Class	10,291	4,983	1,440	13,834	121,325	1,689	0
Wells Fargo Special Mid Cap Value Fund Class R6	6,592	321	332	6,581	243,961	2,238	1,228
Wells Fargo Strategic Income Fund Institutional Class	10,002	4,188	1,410	12,780	121,279	2,500	0
					$2,731,607	$30,124	$97,317
Dynamic Target 2040 Fund
Wells Fargo Diversified International Fund Class R6	50,806	5,174	1,140	54,840	$698,116	$14,122	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	27,749	3,364	2,707	28,406	310,193	6,944	0
Wells Fargo Endeavor Select Fund Institutional Class	33,204	7,889	1,607	39,486	380,647	235	45,410
Wells Fargo Enterprise Fund Class R6	5,128	504	307	5,325	270,286	0	9,365
Wells Fargo International Bond Fund Class R6	3,052	2,112	987	4,177	42,478	0	544
Wells Fargo Intrinsic Value Fund Class R6	17,620	2,541	247	19,914	240,564	3,626	14,377
Wells Fargo Premier Large Company Growth Fund Class R6	21,100	3,988	680	24,408	378,323	0	31,590
Wells Fargo Short-Term Bond Fund Institutional Class	6,399	3,430	1,231	8,598	75,406	1,037	0
Wells Fargo Special Mid Cap Value Fund Class R6	6,898	330	319	6,909	256,103	2,336	1,283
Wells Fargo Strategic Income Fund Institutional Class	6,216	2,908	1,187	7,937	75,324	1,542	0
					$2,727,440	$29,842	$102,569
Dynamic Target 2045 Fund
Wells Fargo Diversified International Fund Class R6	51,090	5,386	1,228	55,248	$703,305	$14,229	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	27,405	3,371	1,966	28,810	314,607	6,989	0
Wells Fargo Endeavor Select Fund Institutional Class	33,574	7,975	1,783	39,766	383,345	234	45,196
Wells Fargo Enterprise Fund Class R6	5,165	530	346	5,349	271,509	0	9,435
Wells Fargo International Bond Fund Class R6	2,400	1,590	903	3,087	31,397	0	414
Wells Fargo Intrinsic Value Fund Class R6	17,713	2,647	273	20,087	242,651	3,659	14,509
Wells Fargo Premier Large Company Growth Fund Class R6	21,347	4,069	805	24,611	381,477	0	31,401
Wells Fargo Short-Term Bond Fund Institutional Class	5,029	2,468	1,138	6,359	55,772	796	0
Wells Fargo Special Mid Cap Value Fund Class R6	6,958	339	311	6,986	258,954	2,362	1,297
Wells Fargo Strategic Income Fund Institutional Class	4,884	2,137	1,148	5,873	55,732	1,179	0
					$2,698,749	$29,448	$102,252
Dynamic Target 2050 Fund
Wells Fargo Diversified International Fund Class R6	50,959	4,987	1,391	54,555	$694,490	$14,009	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	27,289	2,815	1,747	28,357	309,663	6,904	0
Wells Fargo Endeavor Select Fund Institutional Class	33,498	7,432	1,704	39,226	378,142	234	45,186
Wells Fargo Enterprise Fund Class R6	5,158	475	344	5,289	268,446	0	9,443
Wells Fargo International Bond Fund Class R6	2,354	1,426	914	2,866	29,143	0	396
Wells Fargo Intrinsic Value Fund Class R6	17,669	2,556	289	19,936	240,832	3,657	14,502
Wells Fargo Premier Large Company Growth Fund Class R6	21,287	3,792	788	24,291	376,504	0	31,437
Wells Fargo Short-Term Bond Fund Institutional Class	4,947	2,198	1,187	5,958	52,253	764	0
Wells Fargo Special Mid Cap Value Fund Class R6	6,945	323	343	6,925	256,700	2,360	1,296
Wells Fargo Strategic Income Fund Institutional Class	4,804	1,884	1,186	5,502	52,210	1,129	0
					$2,658,383	$29,057	$102,260

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	103

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
Dynamic Target 2055 Fund
Wells Fargo Diversified International Fund Class R6	50,920	4,801	1,005	54,716	$696,540	$13,993	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	27,258	2,723	1,650	28,331	309,373	6,899	0
Wells Fargo Endeavor Select Fund Institutional Class	33,480	7,386	1,465	39,401	379,823	233	45,130
Wells Fargo Enterprise Fund Class R6	5,158	465	316	5,307	269,404	0	9,419
Wells Fargo International Bond Fund Class R6	2,352	1,404	893	2,863	29,120	0	395
Wells Fargo Intrinsic Value Fund Class R6	17,654	2,467	283	19,838	239,640	3,653	14,485
Wells Fargo Premier Large Company Growth Fund Class R6	21,272	3,736	647	24,361	377,597	0	31,355
Wells Fargo Short-Term Bond Fund Institutional Class	4,942	2,147	1,135	5,954	52,218	762	0
Wells Fargo Special Mid Cap Value Fund Class R6	6,941	290	341	6,890	255,425	2,359	1,295
Wells Fargo Strategic Income Fund Institutional Class	4,800	1,827	1,128	5,499	52,183	1,128	0
					$2,661,323	$29,027	$102,079
Dynamic Target 2060 Fund
Wells Fargo Diversified International Fund Class R6	50,970	4,701	896	54,775	$697,282	$14,019	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	27,299	2,678	1,610	28,367	309,766	6,907	0
Wells Fargo Endeavor Select Fund Institutional Class	33,509	7,360	1,432	39,437	380,176	234	45,184
Wells Fargo Enterprise Fund Class R6	5,158	462	306	5,314	269,731	0	9,438
Wells Fargo International Bond Fund Class R6	2,358	1,394	884	2,868	29,172	0	396
Wells Fargo Intrinsic Value Fund Class R6	17,674	2,478	289	19,863	239,940	3,658	14,506
Wells Fargo Premier Large Company Growth Fund Class R6	21,293	3,720	629	24,384	377,959	0	31,426
Wells Fargo Short-Term Bond Fund Institutional Class	4,955	2,174	1,164	5,965	52,314	764	0
Wells Fargo Special Mid Cap Value Fund Class R6	6,946	294	340	6,900	255,791	2,361	1,296
Wells Fargo Strategic Income Fund Institutional Class	4,810	1,848	1,150	5,508	52,274	1,129	0
					$2,664,405	$29,072	$102,246

In addition, each Fund’s ownership of affiliated Master Portfolios was as follows:

	% of ownership, beginning of period	% of ownership, end of period	Value, end of period
Dynamic Target Today Fund
Wells Fargo C&B Large Cap Value Portfolio	0.03%	0.03%	$92,292
Wells Fargo Core Bond Portfolio	0.02	0.01	739,927
Wells Fargo Large Company Value Portfolio	0.11	0.13	89,727
Wells Fargo Real Return Portfolio	0.43	0.34	308,166
Wells Fargo Small Company Growth Portfolio	0.00 *	0.00 *	57,978
Wells Fargo Small Company Value Portfolio	0.02	0.03	57,510
			$1,345,600
Dynamic Target 2015 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.04%	0.04%	$133,467
Wells Fargo Core Bond Portfolio	0.01	0.01	580,654
Wells Fargo Large Company Value Portfolio	0.15	0.18	130,046
Wells Fargo Real Return Portfolio	0.32	0.27	242,186
Wells Fargo Small Company Growth Portfolio	0.01	0.01	83,772
Wells Fargo Small Company Value Portfolio	0.04	0.04	83,189
			$1,253,314
Dynamic Target 2020 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.05%	0.04%	$160,631
Wells Fargo Core Bond Portfolio	0.01	0.01	470,902
Wells Fargo Large Company Value Portfolio	0.18	0.22	156,871
Wells Fargo Real Return Portfolio	0.24	0.22	196,117
Wells Fargo Small Company Growth Portfolio	0.01	0.01	101,557
Wells Fargo Small Company Value Portfolio	0.04	0.05	100,773
			$1,186,851

104	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

	% of ownership, beginning of period	% of ownership, end of period	Value, end of period
Dynamic Target 2025 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.06%	0.05%	$192,917
Wells Fargo Core Bond Portfolio	0.01	0.01	365,880
Wells Fargo Large Company Value Portfolio	0.21	0.26	187,459
Wells Fargo Real Return Portfolio	0.18	0.17	151,996
Wells Fargo Small Company Growth Portfolio	0.01	0.01	121,534
Wells Fargo Small Company Value Portfolio	0.05	0.06	120,668
			$1,140,454
Dynamic Target 2030 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.06%	0.06%	$218,637
Wells Fargo Core Bond Portfolio	0.00 *	0.00 *	251,244
Wells Fargo Large Company Value Portfolio	0.23	0.30	212,650
Wells Fargo Real Return Portfolio	0.12	0.12	104,239
Wells Fargo Small Company Growth Portfolio	0.01	0.01	137,652
Wells Fargo Small Company Value Portfolio	0.06	0.06	136,899
			$1,061,321
Dynamic Target 2035 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.07%	0.06%	$230,574
Wells Fargo Core Bond Portfolio	0.00 *	0.00 *	161,854
Wells Fargo Large Company Value Portfolio	0.25	0.32	224,759
Wells Fargo Real Return Portfolio	0.08	0.07	67,060
Wells Fargo Small Company Growth Portfolio	0.01	0.01	145,218
Wells Fargo Small Company Value Portfolio	0.06	0.07	144,355
			$973,820
Dynamic Target 2040 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.07%	0.07%	$241,873
Wells Fargo Core Bond Portfolio	0.00 *	0.00 *	100,477
Wells Fargo Large Company Value Portfolio	0.26	0.33	236,235
Wells Fargo Real Return Portfolio	0.05	0.05	42,192
Wells Fargo Small Company Growth Portfolio	0.01	0.01	152,085
Wells Fargo Small Company Value Portfolio	0.06	0.07	151,338
			$924,200
Dynamic Target 2045 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.07%	0.07%	$243,953
Wells Fargo Core Bond Portfolio	0.00 *	0.00 *	74,301
Wells Fargo Large Company Value Portfolio	0.26	0.34	239,049
Wells Fargo Real Return Portfolio	0.04	0.03	31,286
Wells Fargo Small Company Growth Portfolio	0.01	0.01	154,316
Wells Fargo Small Company Value Portfolio	0.06	0.07	153,613
			$896,518
Dynamic Target 2050 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.07%	0.07%	$242,047
Wells Fargo Core Bond Portfolio	0.00 *	0.00 *	69,707
Wells Fargo Large Company Value Portfolio	0.26	0.33	237,195
Wells Fargo Real Return Portfolio	0.04	0.03	29,018
Wells Fargo Small Company Growth Portfolio	0.01	0.01	152,309
Wells Fargo Small Company Value Portfolio	0.06	0.07	151,755
			$882,031

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	105

	% of ownership, beginning of period		% of ownership, end of period		Value, end of period
Dynamic Target 2055 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.07%		0.07%		$241,121
Wells Fargo Core Bond Portfolio	0.00	*	0.00	*	69,659
Wells Fargo Large Company Value Portfolio	0.26		0.33		235,790
Wells Fargo Real Return Portfolio	0.04		0.03		29,000
Wells Fargo Small Company Growth Portfolio	0.01		0.01		151,679
Wells Fargo Small Company Value Portfolio	0.06		0.07		150,959
					$878,208
Dynamic Target 2060 Fund
Wells Fargo C&B Large Cap Value Portfolio	0.07%		0.07%		$241,393
Wells Fargo Core Bond Portfolio	0.00	*	0.00	*	69,784
Wells Fargo Large Company Value Portfolio	0.26		0.33		236,161
Wells Fargo Real Return Portfolio	0.04		0.03		29,052
Wells Fargo Small Company Growth Portfolio	0.01		0.01		151,878
Wells Fargo Small Company Value Portfolio	0.06		0.07		151,170
					$879,438

*	The amount invested is less than 0.005%.

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2017, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2017, the Fund had short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2017	Unrealized losses
Dynamic Target Today Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	$378,891	$(1,271)
Dynamic Target 2015 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)
Dynamic Target 2020 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)
Dynamic Target 2025 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)
Dynamic Target 2030 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)
Dynamic Target 2035 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)
Dynamic Target 2040 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)
Dynamic Target 2045 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)
Dynamic Target 2050 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)
Dynamic Target 2055 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)
Dynamic Target 2060 Fund	9-20-2017	Goldman Sachs	3 Short	10-Year U.S. Treasury Notes	378,891	(1,271)

106	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

During the year ended May 31, 2017, the Funds had average notional amounts in futures contracts outstanding as follows:

	Long Contracts	Short Contracts
Dynamic Target Today Fund	$326	$238,530
Dynamic Target 2015 Fund	653	239,079
Dynamic Target 2020 Fund	653	240,918
Dynamic Target 2025 Fund	979	245,149
Dynamic Target 2030 Fund	979	251,547
Dynamic Target 2035 Fund	653	254,666
Dynamic Target 2040 Fund	653	256,462
Dynamic Target 2045 Fund	653	256,997
Dynamic Target 2050 Fund	653	256,997
Dynamic Target 2055 Fund	653	256,756
Dynamic Target 2060 Fund	653	256,756

A summary of the location of derivative instruments on the Statement of Operations by primary risk exposure is outlined in the following table, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2017 was as follows for the Funds:

	Amount of realized gains (losses) on derivatives			Change in unrealized gains (losses) on derivatives
	Interest rate risks	Equity risks	Total	Interest rate risks
Dynamic Target Today Fund	$137	$5,477	$5,614	$(640)
Dynamic Target 2015 Fund	137	4,129	4,266	(640)
Dynamic Target 2020 Fund	137	4,037	4,174	(640)
Dynamic Target 2025 Fund	137	446	583	(640)
Dynamic Target 2030 Fund	137	(3,917)	(3,780)	(640)
Dynamic Target 2035 Fund	137	2,362	2,499	(640)
Dynamic Target 2040 Fund	137	(97)	40	(640)
Dynamic Target 2045 Fund	137	(12)	125	(640)
Dynamic Target 2050 Fund	137	(12)	125	(640)
Dynamic Target 2055 Fund	137	(1,133)	(996)	(640)
Dynamic Target 2060 Fund	137	(1,133)	(996)	(640)
For certain types of derivative transactions, the Funds have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Funds to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Funds under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	107

transactions between each Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Dynamic Target Today Fund	Futures – variation margin	Goldman Sachs	$422	$0	$(422)	$0
Dynamic Target 2015 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0
Dynamic Target 2020 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0
Dynamic Target 2025 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0
Dynamic Target 2030 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0
Dynamic Target 2035 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0
Dynamic Target 2040 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0
Dynamic Target 2045 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0
Dynamic Target 2050 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0
Dynamic Target 2055 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0
Dynamic Target 2060 Fund	Futures – variation margin	Goldman Sachs	422	0	(422)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended May 31, 2017, there were no borrowings by the Funds under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2017 and May 31, 2016 were as follows:

	Ordinary income		Long-term capital gain
	2017	2016*	2017
Dynamic Target Today Fund	$89,747	$18,899	$37,655
Dynamic Target 2015 Fund	84,348	23,382	51,608
Dynamic Target 2020 Fund	81,703	25,488	84,862
Dynamic Target 2025 Fund	75,783	27,894	85,685
Dynamic Target 2030 Fund	71,023	29,810	98,723
Dynamic Target 2035 Fund	69,856	31,226	104,347
Dynamic Target 2040 Fund	68,012	32,393	104,666
Dynamic Target 2045 Fund	67,637	32,657	113,306
Dynamic Target 2050 Fund	67,465	32,585	113,502
Dynamic Target 2055 Fund	66,802	32,585	115,527
Dynamic Target 2060 Fund	67,235	32,586	120,922

*	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

108	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

As of May 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
Dynamic Target Today Fund	$34,673	$68,383	$225,801
Dynamic Target 2015 Fund	37,416	91,631	284,958
Dynamic Target 2020 Fund	38,791	106,199	295,577
Dynamic Target 2025 Fund	40,836	124,073	335,860
Dynamic Target 2030 Fund	38,012	140,072	348,676
Dynamic Target 2035 Fund	39,155	145,814	351,995
Dynamic Target 2040 Fund	39,110	151,191	363,545
Dynamic Target 2045 Fund	38,384	149,432	368,774
Dynamic Target 2050 Fund	38,062	150,006	361,330
Dynamic Target 2055 Fund	38,029	150,434	359,958
Dynamic Target 2060 Fund	38,080	151,062	360,138

10. CONCENTRATION OF OWNERSHIP

As of May 31, 2017, the Funds were primarily owned by Wells Fargo. Investment by and/or voting activities of Wells Fargo with respect to their holdings in each Fund could have a material impact on the Fund. At May 31, 2017, Wells Fargo’s ownership of each Fund was as follows:

% of ownership
Dynamic Target Today Fund	97.70%
Dynamic Target 2015 Fund	96.87
Dynamic Target 2020 Fund	95.42
Dynamic Target 2025 Fund	93.21
Dynamic Target 2030 Fund	92.96
Dynamic Target 2035 Fund	96.22
Dynamic Target 2040 Fund	96.74
Dynamic Target 2045 Fund	98.17
Dynamic Target 2050 Fund	99.66
Dynamic Target 2055 Fund	99.67
Dynamic Target 2060 Fund	99.79

11. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	109

13. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in each Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

110	Wells Fargo Dynamic Target Date Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, and Wells Fargo Dynamic Target 2060 Fund (collectively the “Funds”), eleven of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets, and the financial highlights for the year then ended and period from November 30, 2015 to May 31, 2017. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2017 by correspondence with the custodian and brokers, transfer agent, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period November 30, 2015 to May 31, 2017, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

Other information (unaudited)	Wells Fargo Dynamic Target Date Funds	111

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2017:

Dividends-received deduction
Dynamic Target 2015 Fund	5.40%
Dynamic Target 2020 Fund	6.25
Dynamic Target 2025 Fund	7.27
Dynamic Target 2030 Fund	8.46
Dynamic Target 2035 Fund	8.85
Dynamic Target 2040 Fund	9.30
Dynamic Target 2045 Fund	9.47
Dynamic Target 2050 Fund	9.48
Dynamic Target 2055 Fund	9.52
Dynamic Target 2060 Fund	9.50

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended May 31, 2017:

20% rate gain distribution
Dynamic Target Today Fund	$37,655
Dynamic Target 2015 Fund	51,608
Dynamic Target 2020 Fund	84,862
Dynamic Target 2025 Fund	85,685
Dynamic Target 2030 Fund	98,723
Dynamic Target 2035 Fund	104,347
Dynamic Target 2040 Fund	104,666
Dynamic Target 2045 Fund	113,306
Dynamic Target 2050 Fund	113,502
Dynamic Target 2055 Fund	115,527
Dynamic Target 2060 Fund	120,922

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2017 have been designated as qualified dividend income (QDI):

QDI
Dynamic Target 2015 Fund	$5,396
Dynamic Target 2020 Fund	5,956
Dynamic Target 2025 Fund	6,362
Dynamic Target 2030 Fund	6,880
Dynamic Target 2035 Fund	7,053
Dynamic Target 2040 Fund	7,192
Dynamic Target 2045 Fund	7,275
Dynamic Target 2050 Fund	7,268
Dynamic Target 2055 Fund	7,224
Dynamic Target 2060 Fund	7,254

112	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

For the fiscal year ended May 31, 2017, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest related dividends
Dynamic Target Today Fund	$15,285
Dynamic Target 2015 Fund	11,354
Dynamic Target 2020 Fund	8,911
Dynamic Target 2025 Fund	6,668
Dynamic Target 2030 Fund	4,443
Dynamic Target 2035 Fund	2,948
Dynamic Target 2040 Fund	1,844
Dynamic Target 2045 Fund	1,459
Dynamic Target 2050 Fund	1,413
Dynamic Target 2055 Fund	1,412
Dynamic Target 2060 Fund	1,415

For the fiscal year ended May 31, 2017, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Dynamic Target Today Fund	$8,182
Dynamic Target 2015 Fund	5,409
Dynamic Target 2020 Fund	5,574
Dynamic Target 2025 Fund	1,937
Dynamic Target 2030 Fund	0
Dynamic Target 2035 Fund	1,213
Dynamic Target 2040 Fund	551
Dynamic Target 2045 Fund	758
Dynamic Target 2050 Fund	676
Dynamic Target 2055 Fund	76
Dynamic Target 2060 Fund	378

Other information (unaudited)	Wells Fargo Dynamic Target Date Funds	113

For the fiscal year ended May 31, 2017, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
Dynamic Target Today Fund	11.85%
Dynamic Target 2015 Fund	9.41
Dynamic Target 2020 Fund	7.61
Dynamic Target 2025 Fund	6.12
Dynamic Target 2030 Fund	4.35
Dynamic Target 2035 Fund	2.88
Dynamic Target 2040 Fund	1.81
Dynamic Target 2045 Fund	1.41
Dynamic Target 2050 Fund	1.36
Dynamic Target 2055 Fund	1.37
Dynamic Target 2060 Fund	1.37

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

114	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Dynamic Target Date Funds	115

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

116	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, and Wells Fargo Dynamic Target 2060 Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, and Wells Fargo Dynamic Target 2060 Fund (each, a “Fund” and collectively, the “Funds”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.” The Board noted that each of the Funds commenced operations in 2015.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Funds as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

Other information (unaudited)	Wells Fargo Dynamic Target Date Funds	117

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for each of the Funds for the one-year period ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the respective Funds (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in each performance Universe.

The Board noted that the performance of each Fund (Class A) relative to its respective Universe was as follows: (i) the performance of each of the Dynamic Target Today Fund, Dynamic Target 2015 Fund, Dynamic Target 2035 Fund, Dynamic Target 2040 Fund, Dynamic Target 2045 Fund, Dynamic Target 2050 Fund, and Dynamic Target 2055 Fund was lower than the average performance of such Fund’s respective Universe for the one-year period; (ii) the performance of each of the Dynamic Target 2025 Fund, Dynamic Target 2030 Fund, and Dynamic Target 2060 Fund was in range of the average performance of such Fund’s respective Universe for the one-year period; and (iii) the performance of the Dynamic Target 2020 Fund was higher than the average performance of its Universe for the one-year period. The Board also noted that the performance of the Dynamic Target Today Fund was in range of the performance of its benchmark, the S&P Target Date Retirement Income Index, for the one-year period, but the performance of each other Fund was lower than the performance of its respective benchmark index for the one-year period. The Board noted the short performance history of the Funds.

The Board also received and considered information regarding the Funds’ net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of each of the Funds were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for all share classes except Class R and Class A of the Dynamic Target Today Fund, Class R of the Dynamic Target 2030 Fund, and Class A of the Dynamic Target 2060 Fund. The Board received and considered information about the differences between these Funds and the funds that comprise the expense Groups for such share classes. The Board also discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for each Fund’s Class A, Class C and Class R.

The Board took into account the Funds’ performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Funds to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Funds to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Funds’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that each Fund’s Management Rates were lower than, equal to, or in range of the sum of these average rates for such Fund’s respective expense Groups for all share classes except: (i) Class R of the Dynamic Target Today Fund, Dynamic Target 2015 Fund, Dynamic Target 2020 Fund, Dynamic Target 2025 Fund, Dynamic Target 2030 Fund, Dynamic Target 2040 Fund, Dynamic Target 2045 Fund, Dynamic Target 2050 Fund, Dynamic Target 2055 Fund, and Dynamic Target 2060 Fund; and (ii) Class A of the Dynamic Target 2015 Fund, Dynamic Target 2020 Fund, Dynamic Target 2030 Fund, Dynamic Target 2040 Fund. The Board also discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for each Fund’s Class A and Class R.

118	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Funds’ management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Funds. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for each Fund for the Class A, Class C and Class R. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Dynamic Target Date Funds	119

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

303856 07-17 ADTD/AR104 05-17

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended May 31, 2017	Fiscal year ended May 31, 2016
Audit fees	$478,768	$412,495
Audit-related fees	—	—
Tax fees (1)	99,165	83,035
All other fees	—	—

	$577,933	$495,530

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of

Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	July 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	July 26, 2017

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date: July 26, 2017

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	July 26, 2017